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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1.	Reports to Stockholders.

MainStay VP Funds Trust

Message from the President and Semiannual Report

Unaudited  |  June 30, 2015

Message from the President

U.S. stocks generally provided positive returns for the six months ended June 30, 2015, but results were not consistent across investment styles. According to Russell Investments data on U.S. equities, growth stocks outperformed value stocks at all capitalization levels—in some cases, by a substantial margin. Across the U.S. market as a whole and among U.S. large-cap issues, value stocks tended to provide negative total returns.

During the first half of 2015, smaller-cap stocks tended to outperform larger-cap issues, and economically sensitive growth stocks were particularly strong across all capitalization levels. Energy stocks, on the other hand, suffered as a result of crude oil prices that were lower than those during most of 2014. Bond proxies such as utilities and real estate investment trusts (REITs) generally provided negative total returns.

International and global stocks generally provided positive performance during the first half of 2015, with particular strength across the Pacific Rim and among emerging-market small-cap companies.

Several central banks took accommodative action during the reporting period in an effort to stimulate economic growth. In January, the European Central Bank announced a quantitative easing program (direct purchases of sovereign debt), which increased growth expectations for many European economies. The Greek sovereign debt crisis, however, created widespread concern, as some observers speculated that Greece might drop out of the European Union.

In the United States, the Federal Reserve maintained its now-familiar near-zero target for the federal funds rate. The Federal Reserve continued to suggest that any increase in the target rate would be driven by data related to the Federal Open Market Committee’s mutual goals of maximum employment and inflation of two percent. While the timing of such an increase remains uncertain, many investors are positioning their portfolios in anticipation of higher interest rates.

During the reporting period, U.S. Treasury yields rose for securities with maturities of five-years or longer but declined, on average, for issues with shorter-maturities. Bond yields tend to rise as bond prices decline (and decline as bond prices rise), and several indices that track long-term U.S. Treasury securities and longer-term investment-grade bonds reported negative total returns for the first half of 2015. Corporate bonds tended to fare slightly better, and leveraged loans, convertible bonds and high-yield bonds generally ended the reporting period in positive territory.

While some market movements are predictable, others are difficult to foresee. At MainStay, our portfolio managers try not to speculate. Instead, they may employ time-tested investment strategies and risk-management techniques as they seek to pursue the investment objectives of their respective Portfolios in all market environments.

The reports that follow provide more detailed information about the market conditions, investment decisions and specific securities that affected MainStay VP Portfolios during the six months ended June 30, 2015. We invite you to carefully consider the reports that apply to your MainStay investments, doing so with an eye to your long-term financial future. It has been our pleasure to serve you during the first half of 2015, and we look forward to doing so well into the future.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

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Investors should refer to each Portfolio’s Summary Prospectus and/or the MainStay VP Funds Trust Prospectus and consider each Portfolio’s investment objectives, strategies and risks. The Summary Prospectus and/or the Prospectus contain this and other information about each Portfolio. You may obtain copies of each Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholderServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments.

M-1

Index Definitions

The information below is an explanation of the various indices and reference rates cited throughout the Portfolio Investment and Performance Comparisons and the Portfolio Management Discussion and Analysis sections that follow from page M-4 through page M-481. Please use this as a reference.

Please note that you cannot make an investment directly in an index. Past performance is no guarantee of future results. Results for securities indices assume reinvestment of all income and capital gains but do not reflect fees, expenses or taxes. Securities in each Portfolio may not precisely match those in a related index, and as a result, performance of the Portfolio may differ.

Balanced Composite Index consists of the Russell Midcap® Value Index (60% weighted) and the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index (40% weighted).

BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index is a market-capitalization-weighted index including U.S. government and fixed-coupon domestic investment-grade corporate bonds.

BofA Merrill Lynch All U.S. Convertibles Index is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies.

Barclays U.S. Government/Credit Bond Index includes investment-grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of at least one year.

Barclays U.S. TIPS Index includes all publicly issued U.S. Treasury Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade.

Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 35%, 5% and 60%, respectively.

Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s.

Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

Dow Jones Global Utilities Index is a free-float market-capitalization-weighted index that measures the performance of utility companies in developed and emerging markets.

Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively.

HFRI Macro Discretionary Index is a broad-based hedge fund index consisting of discretionary thematic strategies that are primarily reliant on the evaluation of market data, relationships and influences, as interpreted by an individual or group of individuals who make decisions on portfolio positions. These strategies employ an investment process most heavily influenced by top down analysis of macroeconomic variables. Index results assume the reinvestment of all capital gain and dividend distributions.

Income Builder Composite Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index, each weighted 50%.

Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Barclays U.S. Aggregate Bond Index (45% weighted).

LIBOR—London InterBank Offered Rate is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested. More information about the Lipper peer group for an individual Portfolio can be found in the Portfolio’s Investment and Performance Comparison.

Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 50%, 10% and 40%, respectively.

Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 65%, 15% and 20%, respectively.

Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years.

M-2

Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.

MSCI ACWI® (All Country World Index) Ex U.S. is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

MSCI Emerging Markets Index is a free float-adjusted market-capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a registered trademark of the McGraw-Hill Companies, Inc.

S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock-market performance.

S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe within the U.S. equity market.

S&P North American Natural Resources Sector Index is a modified capitalization-weighted index designed as a benchmark for U.S. traded natural resource-related stocks. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies.

S&P SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe and includes 600 domestic small-cap stocks chosen for market capitalization, liquidity and industry group representation.

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MainStay VP Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	0.15%	3.55%	12.23%	6.73%	0.79%
Service Class Shares	0.03	3.29	11.95	6.45	1.04

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Value Index[3]	0.41%	3.67%	17.73%	8.89%
Balanced Composite Index[3]	0.67	3.01	11.83	7.34
BofA Merrill Lynch 1-10 Year U.S. Corporate & Government Index[3]	0.94	1.79	2.92	4.04
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	1.91	2.72	11.52	6.62

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-4	MainStay VP Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,001.50	$3.72	$1,021.10	$3.76

Service Class Shares	$1,000.00	$1,000.30	$4.96	$1,019.80	$5.01

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.75% for Initial Class and 1.00% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-5

Portfolio Composition as of June 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2015 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.50%–2.25%, due 6/30/16–5/15/25
2.	iShares Intermediate Government / Credit Bond Fund
3.	iShares Intermediate Credit Bond Fund
4.	Vanguard Mid-Cap Value
5.	Federal National Mortgage Association, 0.875%–2.625%, due 4/27/17–9/6/24
6.	iShares Russell 1000 Value Index Fund
7.	Federal Home Loan Mortgage Corporation, 0.75%–1.25%, due 3/8/17–10/2/19
8.	JPMorgan Chase & Co.
9.	S&P Midcap 400 Index—Midcap SPDR Trust Series 1
10.	Voya Financial, Inc.

M-6	MainStay VP Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Jae S. Yoon, CFA, of New York Life Investment Management LLC, the Portolio’s Manager, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor, and Andrew Ver Planck, CFA, and Migene Kim of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), the Portfolio’s equity Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Balanced Portfolio returned 0.15% for Initial Class shares and 0.03% for Service Class shares. Over the same period, both share classes underperformed the 0.41% return of the Russell Midcap® Value Index,1 which is the Portfolio’s primary benchmark, and the 0.67% return of the Balanced Composite Index,1 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 0.94% return of the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index,1 which is an additional benchmark of the Portfolio, and the 1.91% return of the Average Lipper1 Variable Products Mixed-Asset Target Allocation Growth Portfolio for the six months ended June 30, 2015.

What factors affected relative performance in the equity portion of the Portfolio during the reporting period?

Underexposure to interest-rate-sensitive, yield-heavy stocks was beneficial to the performance of the equity portion of the Portfolio relative to the Russell Midcap® Value Index, as these stocks underperformed in anticipation of a Federal Reserve move to increase the target federal funds rate. While several merger and acquisition deals provided support for domestic equities, our strategy’s return was negatively affected by some of the deals because the Portfolio was underweight target stocks such as pharmaceutical company Perrigo, logic device company Altera and semiconductor company Broadcom.

Although the price of crude oil had rebounded somewhat at the end of the reporting period from the sell-off in January and March, uncertainties about crude oil demand and geopolitics caused oil prices to be highly volatile. As a result, several high-beta2 and low-quality energy companies saw their share prices plunge during the reporting period, causing the energy sector to be the second-worst sector in the Russell Midcap® Value Index after utilities. While our high-quality bias in energy helped performance in the equity portion of the Portfolio, some of the underperformance of low-quality, high-beta and high-leverage energy companies had a negative impact on the performance of our valuation factor,3 as these cheap stocks became cheaper. Industry momentum, which is a gauge of industry trends, was also negatively affected by sudden inflections and reversals among energy stocks.

Which sectors were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which sectors were particularly weak?

The strongest positive sector contributions to relative performance in the equity portion of the Portfolio came from utilities, financials and energy. (Contributions take weightings and total returns into account.) An underweight allocation relative to the Russell Midcap® Value Index in the utilities sector had a positive impact on relative performance, as utilities constituted the worst-performing sector during the reporting period. Strong stock selection in the financials sector—where the equity portion of the Portfolio avoided real estate investment trusts (REITs), which underperformed because of their interest-rate sensitivity—also benefited relative performance. In energy, stock selection in oil, gas & consumable fuels was favorable, thanks to the general outperformance of refiners and the underperformance of oil & gas exploration & production companies. On the other hand, consumer discretionary, industrials and consumer staples made the weakest contributions to relative performance in the equity portion of the Portfolio. Unfavorable stock selection was the primary driver of relative underperformance in all three sectors, while some of the negative contribution was offset by positive allocation benefits in consumer staples.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market .
3.	Our valuation factor is an aspect of our model that gives higher rankings to inexpensive stocks. When these stocks show weak performance, so does our valuation factor.

M-7

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Portfolio and which stocks detracted the most?

The top two positive contributions to absolute performance in the equity portion of the Portfolio came from managed health care companies Cigna and Humana, both of which were held in overweight positions relative to the Russell Midcap® Value Index. Cigna and Humana both significantly outperformed the market, driven by solid operating results and consolidation among managed care companies. Electronic Arts, a publisher of interactive entertainment software for game consoles, personal computers and cellular handsets, was another strong contributor. The company achieved superior earnings and revenue growth by successfully expanding into higher-margin digital sources. The equity portion of the Portfolio held a substantial position in Electronic Arts.

The Portfolio held large positions in for-profit education company DeVry Education Group, memory chip maker Micron Technology and global business outsourcing company Xerox. Unfortunately, these were the weakest contributors to absolute performance in the equity portion of the Portfolio. With trends across the U.S. for-profit education industry continuing to deteriorate, DeVry struggled to attain profit growth amid weak enrollment and demand. Micron’s share price came under pressure as the semiconductor device industry grappled with growing supply and weak demand. Micron sank 18% on June 26, 2015, after missing its own sales forecast. Xerox cut its full-year earnings forecast in April, blaming weakened demand for services, higher-than-expected costs in its health enterprise business and the adverse effects of a stronger U.S. dollar.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio started buying regional multibank holding company Regions Financial in January 2015 as a part of a risk-reduction trade to reduce the degree to which the equity portion of the Portfolio was underweight relative to the benchmark in banks. Generally speaking, banks tend to benefit from rising interest rates, both fundamentally and in terms of sentiment. Higher rates can boost a bank’s net interest income and money market fees and ultimately contribute to higher earnings. As the

Federal Reserve was expected to raise rates later this year, banks are likely to benefit from a positive market sentiment. The equity portion of the Portfolio also purchased shares of Darden Restaurants, which owns several casual full-service restaurants including Olive Garden and LongHorn Steakhouse. The initial purchase in January was mainly driven by the stock’s attractive valuation. The share price started to appreciate after the company announced higher-than-anticipated earnings and plans to form a REIT. As the company’s momentum and sentiment reading began to improve, we purchased additional shares throughout the reporting period.

The equity portion of the Portfolio trimmed shares of integrated aluminum company Alcoa throughout the first quarter, and we exited all long positions in the stock by April 2015. Alcoa’s return prospect diminished as aluminum prices faltered amid excess supply and slowing global demand. These factors were reflected in deteriorating sentiment and momentum scores for the stock. During the reporting period, the equity portion of the Portfolio also sold shares of the second-largest U.S. rural incumbent local exchange carrier, Frontier Communications, exiting its entire position by June 2015. While the stock was attractive in terms of valuation, the share price dropped because of disappointing first-quarter revenue and earnings. This resulted in rapid deterioration of its momentum score, which caused us to sell the stock. Frontier’s status as a high-dividend-yield stock was an additional negative catalyst, as bond proxies broadly underperformed during the second quarter of 2015.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

In the equity portion of the Portfolio, health care saw the most substantial increase in relative sector weighting during the reporting period, followed by information technology and consumer discretionary. The equity portion of the Portfolio increased its overweight position in health care through purchases of stocks in health care services and distribution. Purchases among semiconductors and IT services stocks increased the degree to which the equity portion of the Portfolio was overweight relative to the Russell Midcap® Value Index in the information technology sector. The equity portion of the Portfolio also increased its overweight position in consumer discretionary, the result of purchases in media and department stores.

M-8	MainStay VP Balanced Portfolio

Industrials saw the most substantial decrease in relative sector weighting in the equity portion of the Portfolio. Selling airlines and industrial machinery stocks caused the weightings of the industrials sector in the equity portion of the Portfolio to move from an overweight position relative to the Russell Midcap® Value Index to an underweight position. Exposure to the energy sector went from a modestly overweight position at the beginning of the year to an underweight position at the end of the reporting period, driven by sales in oil & gas exploration & production and oil & gas storage & transportation stocks. The equity portion of the Portfolio shifted from an overweight to an underweight position in consumer staples as a result of sales of some brewers and food distributors.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the equity portion of the Portfolio was most substantially overweight in the health care, information technology and consumer discretionary sectors. As of the same date, the most substantially underweight sector in the equity portion of the Portfolio was utilities, followed by financials and industrials.

What factors affected relative performance in the fixed-income portion of the Portfolio during the reporting period?

Relative performance in the fixed-income portion of the Portfolio was affected most by our allocation to spread assets.4 Specifically, the fixed-income portion of the Portfolio held overweight positions relative to the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds and asset-backed securities. The allocation to corporate bonds had the largest positive impact on relative performance. More specifically, industrials and utilities performed better for the fixed-income portion of the Portfolio than financials. In utilities, both electric utilities and natural gas companies helped relative performance. Within industrials, energy, basic materials and transportation were among the best sectors for the fixed-income portion of the Portfolio.

What was the duration5 strategy of the fixed-income portion of the Portfolio during the reporting period?

The duration of the fixed-income portion of the Portfolio was similar to that of the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index throughout the reporting period. The largest deviation was in early February, when the duration of the fixed-income portion of the Portfolio was somewhat longer than that of the benchmark. Our management team chose to increase the duration during a period of rising uncertainty in the markets because we anticipated a flight to quality. As of June 30, 2015, the duration of the fixed-income portion of the Portfolio was 3.89 years, slightly shorter than the 3.92-year duration of the benchmark.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

High-grade corporate bonds underperformed during the second quarter of 2015, when only the non-corporate subsector saw positive performance. Utilities experienced significant underperformance. There were several technical factors that led to the poor performance of the high-grade corporate sector during the quarter. Record issuance weighed on spreads as issuers continued to tap the market at an unprecedented pace. As of June 30, 2015, year-to-date new-issue volumes approximated $758 billion which is 15% higher than the same period in 2014. Dealer positioning deteriorated throughout the reporting period, as investors sold secondary paper to finance new-issue purchases. This increased the maturities of dealer holdings, placing additional pressure on secondary spreads. In addition, heightened interest-rate volatility led to further underperformance in the high-grade corporate sector as fear of higher rates led investors to become more cautious about adding spread product.

As the reporting period progressed, we reduced our exposure to corporate bonds anticipating more pressure on spreads, as supply remained at record levels.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to securities or asset classes that typically trade at a spread to U.S. Treasury securities.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-9

Merger and acquisition activity continued to be a prevalent theme in the investment-grade credit sector as companies took advantage of a historically low interest-rate environment. Although the majority of the deals have been conservatively financed and maintained strong investment-grade ratings and metrics, the anticipation of financing for announced deals continued to act as a headwind for spread performance in the secondary market.

Merger and acquisition activity created opportunities for the fixed-income portion of the Portfolio, since we sought to buy attractive new debt securities issued by acquirers to finance transactions.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

The performance of the fixed-income portion of the Portfolio relative to the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index was affected most by our allocation to spread assets. Specifically, the fixed-income portion of the Portfolio was overweight corporate bonds and asset-backed securities. The allocation to corporate bonds had the largest positive impact on performance. More specifically, industrials and utilities performed better for the fixed-income portion of the Portfolio than financials. In utilities both electric utilities and natural gas companies helped performance. In industrials, energy, basic materials and capital goods were among the best-performing market segments for the fixed-income portion of the Portfolio.

The fixed-income portion of the Portfolio held an underweight position relative to the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index in foreign agencies. Since foreign agencies had a strong showing, this underweight position detracted from performance.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

The fixed-income portion of the Portfolio modified its asset allocation during the reporting period but remained overweight relative to the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. Because the fixed-income portion of the Portfolio is widely diversified, we would not classify any individual purchase or sale as significant.

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

The fixed-income portion of the Portfolio remained overweight relative to the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds throughout the reporting period. During the late spring, however, we began to reduce our exposure to corporate bonds because we anticipated that further pressure on spreads could possibly cause the asset class to underperform during the summer months, when liquidity is generally reduced. We were also concerned that elevated corporate-bond supply could weigh on spreads. As of June 30, 2015, our exposure to corporate bonds was less than 7 percentage points overweight compared to a peak of nearly 12 percentage points.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the fixed-income portion of the Portfolio held overweight positions relative to the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. In corporate bonds, the fixed-income portion of the Portfolio held materially overweight positions in financials and industrials as of June 30, 2015. Within financials, banks and REITs were among the largest exposures at the end of the reporting period. In industrials the fixed-income portion of the Portfolio maintained overweight positions in consumer noncyclical, energy and basic materials as of June 30, 2015. As of the same date, the most substantially underweight positions relative to the benchmark were in the noncorporate sectors. Specifically, the fixed-income portion of the Portfolio had limited exposure to sovereigns, supranationals and foreign agencies at the end of the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-10	MainStay VP Balanced Portfolio

Portfolio of Investments June 30, 2015 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 36.8%† Asset-Backed Securities 1.8%
Auto Floor Plan 0.3%
CNH Wholesale Master Note Trust Series 2013-2A, Class A 0.786%, due 8/15/19 (a)(b)	$375,000	$375,303
Ford Credit Floorplan Master Owner Trust A Series 2013-5, Class A2 0.656%, due 9/15/18 (a)	275,000	275,438
Series 2013-4, Class A 0.736%, due 6/15/20 (a)	150,000	150,456
Navistar Financial Dealer Note Master Trust Series 2013-2, Class A 0.867%, due 9/25/18 (a)(b)	175,000	175,088

		976,285

Automobile 0.1%
Chesapeake Funding LLC Series 2013-1A, Class A 0.634%, due 1/7/25 (a)(b)	129,264	129,324
Nissan Auto Lease Trust Series 2014-B, Class A3 1.12%, due 9/15/17	200,000	199,897

		329,221

Credit Cards 0.1%
American Express Issuance Trust II Series 2013-2, Class A 0.616%, due 8/15/19 (a)	125,000	125,364
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7 0.615%, due 9/10/20 (a)	150,000	150,299
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.616%, due 7/15/21 (a)	250,000	250,624

		526,287

Other ABS 1.3%
Apartment Investment & Management Co. CLO Series 2014-AA, Class A 1.797%, due 7/20/26 (a)(b)	250,000	249,543
Apidos CDO Series 2013-14A, Class A 1.403%, due 4/15/25 (a)(b)	475,000	470,250
Ares CLO, Ltd. Series 2013-2A, Class A1 1.529%, due 7/28/25 (a)(b)	200,000	198,198
Babson CLO, Ltd. Series 2013-IA, Class A 1.357%, due 4/20/25 (a)(b)	450,000	444,919

	Principal Amount	Value
Other ABS (continued)
Carlyle Global Market Strategies Series 2014-2A, Class A 1.744%, due 5/15/25 (a)(b)	$250,000	$249,358
Cedar Funding, Ltd. Series 2014-4A, Class A1 1.744%, due 10/23/26 (a)(b)	250,000	249,088
Cent CLO, L.P. Series 2013-18A, Class A 1.397%, due 7/23/25 (a)(b)	375,000	370,009
CNH Equipment Trust Series 2014-C, Class A3 1.05%, due 11/15/19	100,000	99,724
Dryden Senior Loan Fund Series 2014-31A, Class A 1.607%, due 4/18/26 (a)(b)	280,000	277,995
Galaxy XVII CLO, Ltd. Series 2014-17A, Class A 1.755%, due 7/15/26 (a)(b)	450,000	448,987
Jamestown CLO, Ltd. Series 2013-3A, Class A1A 1.725%, due 1/15/26 (a)(b)	450,000	447,655
Neuberger Berman CLO, Ltd. Series 2015-19A, Class A1 1.718%, due 7/15/27 (a)(b)(c)	350,000	350,000
Nomad CLO, Ltd. Series 2013-1A, Class A1 1.475%, due 1/15/25 (a)(b)	275,000	273,196
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1 1.726%, due 11/18/26 (a)(b)	450,000	449,095
Race Point VIII CLO, Ltd. Series 2013-8A, Class A 1.525%, due 2/20/25 (a)(b)	270,000	268,186
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.445%, due 4/15/25 (a)(b)	275,000	272,753

		5,118,956

Total Asset-Backed Securities (Cost $6,970,631)		6,950,749

Corporate Bonds 15.0%
Aerospace & Defense 0.2%
BAE Systems PLC 3.50%, due 10/11/16 (b)	100,000	102,766
General Dynamics Corp. 2.25%, due 7/15/16	50,000	50,770
Harris Corp. 2.70%, due 4/27/20	175,000	172,765

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2015, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-11

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Aerospace & Defense (continued)
Northrop Grumman Corp. 3.25%, due 8/1/23	$175,000	$171,444
United Technologies Corp. 1.80%, due 6/1/17	300,000	304,371

		802,116

Auto Manufacturers 0.7%
Daimler Finance North America LLC 2.375%, due 8/1/18 (b)	500,000	506,957
3.875%, due 9/15/21 (b)	200,000	211,656
Ford Motor Credit Co. LLC 2.24%, due 6/15/18	500,000	500,338
2.375%, due 1/16/18	1,000,000	1,009,296
3.219%, due 1/9/22	400,000	395,515

		2,623,762

Banks 4.4%
Abbey National Treasury Services PLC 3.05%, due 8/23/18	575,000	594,892
Australia & New Zealand Banking Group, Ltd. 4.50%, due 3/19/24 (b)	300,000	301,669
Bank of America Corp. 2.25%, due 4/21/20	375,000	368,175
4.25%, due 10/22/26	500,000	489,801
Bank of America N.A. 1.75%, due 6/5/18	250,000	249,462
BB&T Corp. 0.938%, due 2/1/19 (a)	475,000	474,649
1.146%, due 6/15/18 (a)	275,000	276,751
1.45%, due 1/12/18	100,000	99,580
BNP Paribas S.A. 2.375%, due 5/21/20	500,000	494,949
Citigroup, Inc. 5.375%, due 8/9/20	250,000	279,506
6.00%, due 8/15/17	100,000	108,769
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 3.375%, due 5/21/25	300,000	292,437
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, due 3/26/25 (b)	450,000	433,203
Deutsche Bank A.G. 4.50%, due 4/1/25	875,000	833,010
Discover Bank 3.10%, due 6/4/20	850,000	849,154
Goldman Sachs Group, Inc. (The) 2.60%, due 4/23/20	925,000	920,365
3.75%, due 5/22/25	100,000	98,684
5.375%, due 3/15/20	125,000	139,190
6.00%, due 6/15/20	300,000	342,818
HBOS PLC 6.75%, due 5/21/18 (b)	1,000,000	1,108,753

	Principal Amount	Value
Banks (continued)
HSBC Bank PLC 4.125%, due 8/12/20 (b)	$550,000	$590,444
HSBC Bank USA N.A. 6.00%, due 8/9/17	425,000	462,165
HSBC USA, Inc. 1.162%, due 9/24/18 (a)	100,000	100,404
Intesa Sanpaolo S.p.A. 2.375%, due 1/13/17	400,000	401,966
♦JPMorgan Chase & Co. 2.75%, due 6/23/20	375,000	375,400
3.875%, due 9/10/24	1,450,000	1,426,664
Korea Development Bank (The) 3.875%, due 5/4/17	475,000	494,275
Morgan Stanley 2.80%, due 6/16/20	450,000	450,478
3.95%, due 4/23/27	250,000	235,722
5.00%, due 11/24/25	350,000	366,401
5.50%, due 1/26/20	600,000	669,597
Santander UK PLC 5.00%, due 11/7/23 (b)	975,000	997,702
Sumitomo Mitsui Trust Bank, Ltd. 1.063%, due 9/16/16 (a)(b)	200,000	200,441
Swedbank AB 1.75%, due 3/12/18 (b)	600,000	600,842
UBS AG/Stamford CT 1.80%, due 3/26/18	475,000	474,293
Wells Fargo & Co. 4.10%, due 6/3/26	225,000	225,948

		16,828,559

Beverages 0.1%
Anheuser-Busch InBev Finance, Inc. 2.15%, due 2/1/19	250,000	250,712
Anheuser-Busch InBev Worldwide, Inc. 4.375%, due 2/15/21	75,000	81,734
Diageo Capital PLC 1.50%, due 5/11/17	100,000	100,009

		432,455

Building Materials 0.2%
CRH America, Inc. 3.875%, due 5/18/25 (b)	300,000	297,283
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	550,000	545,913

		843,196

Chemicals 0.6%
Airgas, Inc. 2.375%, due 2/15/20	500,000	494,026
Albemarle Corp. 3.00%, due 12/1/19	350,000	350,680
4.15%, due 12/1/24	500,000	498,385

M-12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
Dow Chemical Co. (The) 5.70%, due 5/15/18	$44,000	$48,699
LYB International Finance B.V. 4.00%, due 7/15/23	400,000	409,339
NewMarket Corp. 4.10%, due 12/15/22	400,000	404,184
NOVA Chemicals Corp. 5.00%, due 5/1/25 (b)	210,000	210,788

		2,416,101

Cosmetics & Personal Care 0.0%‡
Procter & Gamble Co. (The) 1.45%, due 8/15/16	50,000	50,381

Diversified Financial Services 0.2%
General Electric Capital Corp. 2.20%, due 1/9/20	400,000	399,886
4.375%, due 9/16/20	225,000	245,005
6.00%, due 8/7/19	225,000	257,195

		902,086

Electric 1.0%
Arizona Public Service Co. 2.20%, due 1/15/20	250,000	247,903
Commonwealth Edison Co. 1.95%, due 9/1/16	100,000	101,107
Electricite de France S.A. 2.15%, due 1/22/19 (b)	300,000	302,028
Entergy Corp. 4.00%, due 7/15/22	600,000	604,613
Exelon Corp. 2.85%, due 6/15/20	425,000	427,466
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	500,000	513,016
GDF Suez 1.625%, due 10/10/17 (b)	150,000	150,835
Great Plains Energy, Inc. 4.85%, due 6/1/21	280,000	307,031
Hydro-Quebec 2.00%, due 6/30/16	150,000	152,142
Kansas City Power & Light Co. 7.15%, due 4/1/19	250,000	294,895
NextEra Energy Capital Holdings, Inc. 1.339%, due 9/1/15	550,000	550,513
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (b)	100,000	95,772
Pepco Holdings, Inc. 2.70%, due 10/1/15	100,000	100,395

		3,847,716

	Principal Amount	Value
Electronics 0.0%‡
Amphenol Corp. 3.125%, due 9/15/21	$175,000	$175,125

Finance—Credit Card 0.4%
American Express Credit Corp. 0.836%, due 3/18/19 (a)	350,000	348,687
2.25%, due 8/15/19	671,000	672,130
Capital One Bank USA N.A. 2.15%, due 11/21/18	675,000	674,208

		1,695,025

Finance—Other Services 0.0%‡
National Rural Utilities Cooperative Finance Corp. 1.90%, due 11/1/15	100,000	100,483

Food 0.3%
H.J. Heinz Co. 2.80%, due 7/2/20 (b)	525,000	525,408
Ingredion, Inc. 1.80%, due 9/25/17	75,000	74,962
4.625%, due 11/1/20	250,000	267,837
Mondelez International, Inc. 4.125%, due 2/9/16	450,000	458,549

		1,326,756

Gas 0.0%‡
Sempra Energy 2.30%, due 4/1/17	75,000	76,103

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	50,000	51,110

Health Care—Products 0.7%
Becton, Dickinson & Co. 2.675%, due 12/15/19	750,000	750,567
3.734%, due 12/15/24	325,000	323,907
Medtronic, Inc. 3.15%, due 3/15/22 (b)	1,250,000	1,255,600
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	250,000	248,763

		2,578,837

Home Furnishing 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	200,000	201,284

Insurance 1.0%
American International Group, Inc. 4.125%, due 2/15/24	400,000	415,070

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-13

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Assurant, Inc. 2.50%, due 3/15/18	$300,000	$304,433
MetLife, Inc. 1.903%, due 12/15/17	150,000	150,659
Metropolitan Life Global Funding I 3.65%, due 6/14/18 (b)	700,000	740,909
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	725,000	795,621
Pricoa Global Funding I 2.20%, due 5/16/19 (b)	250,000	249,889
Principal Financial Group, Inc. 8.875%, due 5/15/19	90,000	110,794
QBE Insurance Group, Ltd. 2.40%, due 5/1/18 (b)	200,000	201,107
♦Voya Financial, Inc. 2.90%, due 2/15/18	815,000	836,350

		3,804,832

Iron & Steel 0.1%
Carpenter Technology Corp. 4.45%, due 3/1/23	125,000	124,341
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	200,000	196,749

		321,090

Machinery—Construction & Mining 0.1%
Caterpillar Financial Services Corp. 2.10%, due 6/9/19	200,000	200,888

Machinery—Diversified 0.1%
John Deere Capital Corp. 1.70%, due 1/15/20	250,000	244,781
2.80%, due 9/18/17	50,000	51,806
5.75%, due 9/10/18	75,000	84,242

		380,829

Media 0.2%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	75,000	76,169
Time Warner Cable, Inc. 4.00%, due 9/1/21	500,000	513,318

		589,487

Mining 0.4%
Barrick Gold Corp. 4.10%, due 5/1/23	425,000	414,109
Rio Tinto Finance USA, Ltd. 2.25%, due 9/20/16	275,000	279,050
3.75%, due 6/15/25	375,000	369,742

	Principal Amount	Value
Mining (continued)
Yamana Gold, Inc. 4.95%, due 7/15/24	$275,000	$264,889

		1,327,790

Oil & Gas 0.8%
Anadarko Petroleum Corp. 5.95%, due 9/15/16	275,000	290,101
BP Capital Markets PLC 1.846%, due 5/5/17	75,000	75,917
3.062%, due 3/17/22	425,000	423,892
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25 (b)	400,000	412,915
Nabors Industries, Inc. 5.00%, due 9/15/20	540,000	562,199
Petroleos Mexicanos 3.125%, due 1/23/19	125,000	126,187
3.50%, due 1/30/23	100,000	94,870
Shell International Finance B.V. 3.25%, due 5/11/25	950,000	940,765
Total Capital International S.A. 1.55%, due 6/28/17	100,000	100,928

		3,027,774

Packaging & Containers 0.1%
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)	290,000	286,375

Pharmaceuticals 1.4%
AbbVie, Inc. 2.50%, due 5/14/20	900,000	890,767
Actavis Funding SCS 2.45%, due 6/15/19	350,000	348,604
3.80%, due 3/15/25	850,000	834,974
Bayer U.S. Finance LLC 2.375%, due 10/8/19 (b)	625,000	627,217
3.00%, due 10/8/21 (b)	550,000	554,002
EMD Finance LLC 2.40%, due 3/19/20 (b)	650,000	646,360
2.95%, due 3/19/22 (b)	700,000	685,150
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	125,000	139,048
Perrigo Finance PLC 3.50%, due 12/15/21	500,000	500,970
Sanofi 4.00%, due 3/29/21	125,000	133,842

		5,360,934

Pipelines 0.6%
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	375,000	385,410
Kinder Morgan, Inc. 3.05%, due 12/1/19	750,000	749,170

M-14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Phillips 66 Partners, L.P. 3.605%, due 2/15/25	$450,000	$423,500
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	200,000	244,206
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	200,000	204,545
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	175,000	163,786

		2,170,617

Real Estate 0.1%
WEA Finance LLC / Westfield UK & Europe Finance PLC 2.70%, due 9/17/19 (b)	500,000	500,737

Real Estate Investment Trusts 0.4%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	500,000	532,926
DDR Corp. 4.75%, due 4/15/18	355,000	378,774
Hospitality Properties Trust 6.30%, due 6/15/16	170,000	173,552
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	150,000	170,260
Liberty Property, L.P. 4.40%, due 2/15/24	125,000	129,097

		1,384,609

Retail 0.0%‡
Home Depot, Inc. (The) 4.40%, due 4/1/21	125,000	137,889

Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	200,000	218,660

Telecommunications 0.7%
AT&T, Inc. 2.45%, due 6/30/20	275,000	269,574
Orange S.A. 2.75%, due 2/6/19	225,000	228,334
Telefonica Emisiones SAU 3.192%, due 4/27/18	475,000	487,939
Verizon Communications, Inc. 2.00%, due 11/1/16	100,000	101,011
3.00%, due 11/1/21	650,000	641,255
3.45%, due 3/15/21	200,000	203,865
5.15%, due 9/15/23	550,000	602,163

	Principal Amount	Value
Telecommunications (continued)
Vodafone Group PLC 1.25%, due 9/26/17	$100,000	$98,882

		2,633,023

Textiles 0.0%‡
Mohawk Industries, Inc. 3.85%, due 2/1/23	100,000	99,858

Transportation 0.0%‡
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	125,000	137,782

Total Corporate Bonds (Cost $57,209,540)		57,534,269

Foreign Government Bonds 0.4%
Regional (State & Province) 0.1%
Province of Quebec 3.50%, due 7/29/20	200,000	214,369

Sovereign 0.3%
Brazilian Government International Bond 2.625%, due 1/5/23	200,000	177,500
Italy Government International Bond 4.75%, due 1/25/16	175,000	178,729
Poland Government International Bond 5.00%, due 3/23/22	50,000	55,430
Romanian Government International Bond 4.375%, due 8/22/23 (b)	250,000	256,225
Russian Federation 3.50%, due 1/16/19 (b)	400,000	393,500
Turkey Government International Bond 6.75%, due 4/3/18	100,000	110,274

		1,171,658

Total Foreign Government Bonds (Cost $1,393,084)		1,386,027

Mortgage-Backed Securities 0.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.8%
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A 1.336%, due 8/15/26 (a)(b)	121,842	121,822
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	200,000	209,176
Commercial Mortgage Pass- Through Certificates Series 2013-THL, Class A2 1.234%, due 6/8/30 (a)(b)	300,000	299,438
Series 2013-LC13, Class A2 3.009%, due 8/10/46	300,000	311,246

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-15

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (b)	$200,000	$205,765
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-C6, Class A2 2.206%, due 5/15/45	93,182	94,486
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	126,566	130,009
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	300,000	310,960
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	200,000	208,817
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C13, Class A2 2.936%, due 11/15/46	500,000	515,880
Series 2013-C12, Class A4 4.259%, due 10/15/46	300,000	323,433
Morgan Stanley Capital I, Inc. Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	194,113	203,456

Total Mortgage-Backed Securities (Cost $2,963,442)		2,934,488

U.S. Government & Federal Agencies 18.8%
Federal Home Loan Bank 0.1%
1.30%, due 6/5/18	200,000	199,910

♦Federal Home Loan Mortgage Corporation 0.7%
0.75%, due 7/14/17	575,000	574,987
0.75%, due 1/12/18	350,000	348,257
1.00%, due 3/8/17	550,000	553,465
1.00%, due 9/27/17	75,000	75,236
1.00%, due 9/29/17	325,000	325,766
1.125%, due 5/25/18	225,000	224,451
1.20%, due 6/12/18	250,000	249,218
1.25%, due 10/2/19	350,000	345,327

		2,696,707

♦Federal National Mortgage Association 0.8%
0.875%, due 10/26/17	275,000	275,126
0.875%, due 5/21/18	250,000	248,504
1.00%, due 12/28/17	100,000	99,663
1.00%, due 2/15/18	275,000	273,828
1.125%, due 4/27/17	250,000	251,898
1.125%, due 7/20/18	575,000	574,564

	Principal Amount	Value
Federal National Mortgage Association (continued)
1.625%, due 1/21/20	$300,000	$299,584
1.75%, due 6/20/19	250,000	252,672
1.75%, due 9/12/19	250,000	252,003
2.625%, due 9/6/24	800,000	800,309

		3,328,151

♦United States Treasury Notes 17.2%
0.50%, due 6/30/16	1,800,000	1,802,954
0.50%, due 7/31/16	2,750,000	2,754,081
0.50%, due 11/30/16	1,800,000	1,801,125
0.625%, due 12/15/16	2,100,000	2,104,265
0.625%, due 12/31/16	2,750,000	2,755,800
0.75%, due 1/15/17	144,600	145,142
0.75%, due 3/15/17	1,500,000	1,505,274
0.875%, due 6/15/17	3,700,000	3,716,765
0.875%, due 7/15/17	1,425,000	1,430,901
0.875%, due 11/15/17	4,500,000	4,508,437
0.875%, due 1/15/18	6,700,000	6,702,090
1.00%, due 10/31/16	750,000	755,684
1.00%, due 12/15/17	1,875,000	1,883,057
1.00%, due 2/15/18	875,000	877,598
1.00%, due 5/15/18	4,600,000	4,605,032
1.00%, due 5/31/18	800,000	800,250
1.25%, due 11/30/18	315,000	315,788
1.375%, due 4/30/20	2,560,000	2,531,999
1.50%, due 12/31/18	1,625,000	1,640,996
1.50%, due 5/31/20	1,170,000	1,163,601
1.625%, due 3/31/19	1,355,300	1,371,500
1.625%, due 6/30/19	3,325,000	3,356,431
1.625%, due 7/31/19	300,000	302,555
1.75%, due 10/31/20	1,740,000	1,740,816
1.75%, due 2/28/22	50,000	49,129
1.75%, due 3/31/22	200,000	196,375
1.75%, due 4/30/22	2,100,000	2,060,625
1.875%, due 11/30/21	860,000	854,424
1.875%, due 5/31/22	250,000	247,227
2.00%, due 7/31/20	1,500,000	1,525,195
2.00%, due 9/30/20	1,400,000	1,420,343
2.00%, due 2/28/21	1,200,000	1,210,687
2.00%, due 10/31/21	450,000	450,809
2.125%, due 1/31/21	791,600	804,710
2.125%, due 6/30/21	1,550,000	1,569,254
2.125%, due 12/31/21	600,000	604,687
2.125%, due 6/30/22	750,000	752,402
2.125%, due 5/15/25	750,000	736,406
2.25%, due 7/31/18	975,000	1,010,648
2.25%, due 7/31/21	1,760,000	1,793,275

		65,858,337

Total U.S. Government & Federal Agencies (Cost $71,715,455)		72,083,105

Total Long-Term Bonds (Cost $140,252,152)		140,888,638

M-16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks 55.2%
Advertising 0.0%‡
Clear Channel Outdoor Holdings, Inc. Class A	7,707	$78,072

Aerospace & Defense 1.4%
General Dynamics Corp.	3,820	541,256
Harris Corp.	15,415	1,185,568
Lockheed Martin Corp.	2,248	417,903
Northrop Grumman Corp.	3,022	479,380
Raytheon Co.	4,349	416,112
Spirit AeroSystems Holdings, Inc. Class A (d)	15,340	845,387
Triumph Group, Inc.	14,739	972,627
United Technologies Corp.	4,300	476,999

		5,335,232

Agriculture 0.8%
Altria Group, Inc.	9,853	481,910
Archer-Daniels-Midland Co.	11,185	539,341
Bunge, Ltd.	16,021	1,406,644
Philip Morris International, Inc.	5,207	417,445

		2,845,340

Airlines 0.3%
JetBlue Airways Corp. (d)	49,701	1,031,793

Auto Manufacturers 0.2%
Ford Motor Co.	31,930	479,269
General Motors Co.	12,555	418,458

		897,727

Auto Parts & Equipment 0.4%
Goodyear Tire & Rubber Co. (The)	40,204	1,212,150
Johnson Controls, Inc.	9,620	476,479

		1,688,629

Banks 4.1%
Bank of America Corp.	32,086	546,104
Bank of New York Mellon Corp. (The)	12,967	544,225
BB&T Corp.	11,915	480,294
Capital One Financial Corp.	5,465	480,756
CIT Group, Inc.	19,168	891,120
Citigroup, Inc.	9,874	545,440
Citizens Financial Group, Inc.	4,821	131,661
Comerica, Inc.	22,965	1,178,564
Commerce Bancshares, Inc.	12,166	569,004
Fifth Third Bancorp	77,242	1,608,178
First Republic Bank	19,595	1,235,073
Goldman Sachs Group, Inc. (The)	2,309	482,096
Huntington Bancshares, Inc.	15,010	169,763
♦JPMorgan Chase & Co.	8,064	546,417
KeyCorp	70,433	1,057,904
Morgan Stanley	10,890	422,423
Northern Trust Corp.	136	10,399
PNC Financial Services Group, Inc.	5,013	479,493

	Shares	Value
Banks (continued)
Regions Financial Corp.	112,929	$1,169,944
State Street Corp.	7,103	546,931
SunTrust Banks, Inc.	42,152	1,813,379
U.S. Bancorp	9,611	417,117
Wells Fargo & Co.	7,442	418,538

		15,744,823

Biotechnology 0.2%
Bio-Rad Laboratories, Inc. Class A (d)	5,905	889,352

Building Materials 0.3%
Owens Corning	25,165	1,038,056

Chemicals 2.0%
Air Products & Chemicals, Inc.	3,040	415,963
Albemarle Corp.	4,858	268,502
Ashland, Inc.	9,552	1,164,389
Cabot Corp.	16,942	631,767
Celanese Corp. Series A	18,055	1,297,793
Dow Chemical Co. (The)	10,669	545,933
E.I. du Pont de Nemours & Co.	6,555	419,192
Mosaic Co. (The)	34,074	1,596,367
Praxair, Inc.	4,019	480,471
Westlake Chemical Corp.	13,935	955,802

		7,776,179

Commercial Services 0.7%
Automatic Data Processing, Inc.	5,927	475,523
ManpowerGroup, Inc.	12,868	1,150,142
R.R. Donnelley & Sons Co.	50,828	885,932

		2,511,597

Computers 1.7%
Amdocs, Ltd.	5,484	299,372
Brocade Communications Systems, Inc.	88,619	1,052,794
Computer Sciences Corp.	18,939	1,243,156
EMC Corp.	18,452	486,948
Hewlett-Packard Co.	18,082	542,641
International Business Machines Corp.	3,325	540,844
Leidos Holdings, Inc.	23,100	932,547
Lexmark International, Inc. Class A	21,375	944,775
Teradata Corp. (d)	12,779	472,823
Western Digital Corp.	472	37,014

		6,552,914

Cosmetics & Personal Care 0.2%
Colgate-Palmolive Co.	6,379	417,250
Procter & Gamble Co. (The)	6,123	479,064

		896,314

Electric 3.3%
Ameren Corp.	7,547	284,371
American Electric Power Co., Inc.	9,083	481,126

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-17

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electric (continued)
CMS Energy Corp.	7,852	$250,008
Consolidated Edison, Inc.	16,319	944,544
Dominion Resources, Inc.	6,200	414,594
DTE Energy Co.	9,973	744,385
Duke Energy Corp.	5,888	415,811
Edison International	15,508	861,935
Entergy Corp.	19,765	1,393,432
Exelon Corp.	15,081	473,845
NextEra Energy, Inc.	4,249	416,529
PG&E Corp.	9,721	477,301
Pinnacle West Capital Corp.	8,529	485,215
PPL Corp.	3,337	98,341
Public Service Enterprise Group, Inc.	44,474	1,746,939
Southern Co. (The)	9,943	416,612
WEC Energy Group, Inc.	32,852	1,477,354
Xcel Energy, Inc.	44,016	1,416,435

		12,798,777

Electrical Components & Equipment 0.1%
Emerson Electric Co.	9,753	540,609

Electronics 0.7%
Agilent Technologies, Inc.	15,533	599,263
Corning, Inc.	27,509	542,753
Jabil Circuit, Inc.	45,656	972,016
Thermo Fisher Scientific, Inc.	3,222	418,087

		2,532,119

Energy—Alternate Sources 0.3%
First Solar, Inc. (d)	20,643	969,808

Engineering & Construction 0.0%‡
AECOM (d)	2,513	83,130

Entertainment 0.1%
Dolby Laboratories, Inc. Class A	5,005	198,598
Gaming and Leisure Properties, Inc.	8,424	308,824

		507,422

Environmental Controls 0.4%
Clean Harbors, Inc. (d)	16,231	872,254
Waste Management, Inc.	11,692	541,924

		1,414,178

Finance—Consumer Loans 0.3%
Navient Corp.	18,095	329,510
Santander Consumer USA Holdings, Inc.	6,926	177,098
Springleaf Holdings, Inc. (d)	15,075	692,093
Synchrony Financial (d)	2,694	88,713

		1,287,414

	Shares	Value
Finance—Credit Card 0.3%
American Express Co.	6,164	$479,066
Discover Financial Services	9,452	544,624

		1,023,690

Finance—Investment Banker/Broker 0.3%
Charles Schwab Corp. (The)	14,866	485,375
Interactive Brokers Group, Inc. Class A	12,504	519,666
Raymond James Financial, Inc.	3,242	193,159

		1,198,200

Finance—Mortgage Loan/Banker 0.4%
CoreLogic, Inc. (d)	23,176	919,855
FNF Group	18,719	692,416

		1,612,271

Finance—Other Services 0.1%
CME Group, Inc.	4,519	420,538
NASDAQ OMX Group, Inc. (The)	39	1,904

		422,442

Food 0.9%
Ingredion, Inc.	13,055	1,041,920
Mondelez International, Inc. Class A	10,216	420,286
Pilgrim’s Pride Corp.	37,700	865,969
Pinnacle Foods, Inc.	23,471	1,068,869

		3,397,044

Forest Products & Paper 0.3%
Domtar Corp.	22,506	931,749
International Paper Co.	6,541	311,286

		1,243,035

Gas 0.5%
Sempra Energy	3,285	325,018
UGI Corp.	31,627	1,089,550
Vectren Corp.	14,252	548,417

		1,962,985

Hand & Machine Tools 0.0%‡
Kennametal, Inc.	705	24,055

Health Care—Products 1.2%
Baxter International, Inc.	5,905	412,937
Boston Scientific Corp. (d)	18,889	334,335
Danaher Corp.	5,658	484,268
DENTSPLY International, Inc.	20,806	1,072,549
Hill-Rom Holdings, Inc.	15,090	819,840
Medtronic PLC	5,692	421,777
St. Jude Medical, Inc.	5,255	383,983
Stryker Corp.	5,682	543,029

		4,472,718

Health Care—Services 2.2%
Aetna, Inc.	4,257	542,597
Anthem, Inc.	3,323	545,437

M-18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care—Services (continued)
Community Health Systems, Inc. (d)	18,498	$1,164,819
DaVita HealthCare Partners, Inc. (d)	303	24,080
HCA Holdings, Inc. (d)	5,980	542,506
Health Net, Inc. (d)	15,852	1,016,430
Humana, Inc.	2,486	475,522
LifePoint Health, Inc. (d)	11,383	989,752
MEDNAX, Inc. (d)	1,083	80,261
Quest Diagnostics, Inc.	18,203	1,320,082
UnitedHealth Group, Inc.	4,471	545,462
Universal Health Services, Inc. Class B	8,303	1,179,856

		8,426,804

Holding Company—Diversified 0.2%
Leucadia National Corp.	33,079	803,158

Home Furnishing 0.2%
Whirlpool Corp.	5,054	874,595

Household Products & Wares 0.4%
Avery Dennison Corp.	13,718	835,975
Kimberly-Clark Corp.	4,519	478,878

		1,314,853

Insurance 4.9%
ACE, Ltd.	4,720	479,930
Aflac, Inc.	7,805	485,471
Alleghany Corp. (d)	973	456,104
Allied World Assurance Co. Holdings, A.G.	23,396	1,011,175
Allstate Corp. (The)	8,378	543,481
American International Group, Inc.	8,799	543,954
American National Insurance Co.	3,679	376,435
AmTrust Financial Services, Inc.	9,336	611,602
Aspen Insurance Holdings, Ltd.	17,228	825,221
Assurant, Inc.	15,474	1,036,758
Assured Guaranty, Ltd.	22,090	529,939
Axis Capital Holdings, Ltd.	20,122	1,073,911
Berkshire Hathaway, Inc. Class B (d)	3,969	540,221
Chubb Corp. (The)	5,065	481,884
Endurance Specialty Holdings, Ltd.	14,723	967,301
Everest Re Group, Ltd.	552	100,470
Hanover Insurance Group, Inc. (The)	13,272	982,526
Hartford Financial Services Group, Inc. (The)	12,397	515,343
Lincoln National Corp.	19,124	1,132,524
Marsh & McLennan Cos., Inc.	8,443	478,718
MetLife, Inc.	9,769	546,966
Principal Financial Group, Inc.	2,187	112,171
Prudential Financial, Inc.	6,208	543,324
StanCorp Financial Group, Inc.	12,744	963,574
Travelers Cos., Inc. (The)	5,636	544,776
Validus Holdings, Ltd.	15,677	689,631

	Shares	Value
Insurance (continued)
♦Voya Financial, Inc.	28,411	$1,320,259
W.R. Berkley Corp.	16,449	854,197

		18,747,866

Internet 0.3%
HomeAway, Inc. (d)	3,211	99,926
Symantec Corp.	19,201	446,423
Yahoo!, Inc. (d)	10,723	421,307

		967,656

Investment Management/Advisory Services 0.5%
BlackRock, Inc.	1,391	481,258
Franklin Resources, Inc.	11,084	543,448
Legg Mason, Inc.	19,309	994,993

		2,019,699

Iron & Steel 0.5%
Nucor Corp.	14,859	654,836
Steel Dynamics, Inc.	48,396	1,002,523
United States Steel Corp.	6,770	139,598

		1,796,957

Leisure Time 0.3%
Carnival Corp.	11,071	546,797
Royal Caribbean Cruises, Ltd.	8,138	640,379

		1,187,176

Machinery—Construction & Mining 0.1%
Caterpillar, Inc.	6,353	538,861

Machinery—Diversified 0.5%
AGCO Corp.	18,267	1,037,200
Cummins, Inc.	3,656	479,631
Deere & Co.	5,050	490,102

		2,006,933

Media 1.9%
Cablevision Systems Corp. Class A	42,186	1,009,933
Comcast Corp. Class A	17,063	1,024,563
DISH Network Corp. Class A (d)	7,050	477,356
John Wiley & Sons, Inc. Class A	11,842	643,850
Liberty Media Corp. Class A (d)	4,863	175,263
Liberty Media Corp. Class C (d)	9,348	335,593
News Corp. Class A (d)	63,794	930,754
News Corp. Class B (d)	52,693	750,348
Thomson Reuters Corp.	12,564	478,311
Time Warner, Inc.	4,821	421,404
Twenty-First Century Fox, Inc. Class A	14,850	483,293
Twenty-First Century Fox, Inc. Class B	15,043	484,685

		7,215,353

Metal Fabricate & Hardware 0.1%
Precision Castparts Corp.	2,075	414,730

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-19

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Mining 0.5%
Freeport-McMoRan, Inc.	6,225	$115,909
Newmont Mining Corp.	58,114	1,357,543
Southern Copper Corp.	15,880	467,031

		1,940,483

Miscellaneous—Manufacturing 0.9%
Dover Corp.	4,122	289,282
Eaton Corp. PLC	6,233	420,665
General Electric Co.	15,662	416,139
Textron, Inc.	25,953	1,158,283
Trinity Industries, Inc.	37,710	996,675

		3,281,044

Office & Business Equipment 0.3%
Xerox Corp.	93,563	995,510

Oil & Gas 4.5%
Anadarko Petroleum Corp.	5,308	414,343
Apache Corp.	7,293	420,296
Cheniere Energy, Inc. (d)	11,026	763,661
Chevron Corp.	4,959	478,395
Cimarex Energy Co.	4,356	480,510
Concho Resources, Inc. (d)	2,269	258,348
ConocoPhillips	7,860	482,683
Continental Resources, Inc. (d)	8,620	365,402
CVR Energy, Inc.	22,329	840,464
Devon Energy Corp.	8,153	485,022
Ensco PLC Class A	21,672	482,635
EOG Resources, Inc.	5,560	486,778
EP Energy Corp. Class A (d)	30,453	387,667
EQT Corp.	2,521	205,058
Exxon Mobil Corp.	5,037	419,078
Hess Corp.	17,315	1,158,027
Marathon Oil Corp.	45,421	1,205,473
Marathon Petroleum Corp.	10,657	557,468
Murphy Oil Corp.	17,288	718,662
Murphy USA, Inc. (d)	3,956	220,824
Nabors Industries, Ltd.	22,352	322,539
Newfield Exploration Co. (d)	12,912	466,381
Noble Corp. PLC	11,314	174,122
Noble Energy, Inc.	9,365	399,698
Occidental Petroleum Corp.	5,392	419,336
PBF Energy, Inc. Class A	12,304	349,680
Phillips 66	5,315	428,176
Pioneer Natural Resources Co.	4,249	589,294
QEP Resources, Inc.	28,486	527,276
SM Energy Co.	11,322	522,171
Southwestern Energy Co. (d)	1,370	31,140
Tesoro Corp.	11,687	986,500
Valero Energy Corp.	8,948	560,145
WPX Energy, Inc. (d)	39,505	485,121

		17,092,373

	Shares	Value
Oil & Gas Services 1.0%
Baker Hughes, Inc.	7,847	$484,160
Cameron International Corp. (d)	11,533	603,983
Frank’s International N.V.	569	10,720
Halliburton Co.	9,773	420,923
National Oilwell Varco, Inc.	1,226	59,192
Oceaneering International, Inc.	11,397	530,986
Schlumberger, Ltd.	6,326	545,238
Superior Energy Services, Inc.	46,580	980,043

		3,635,245

Packaging & Containers 0.5%
Crown Holdings, Inc. (d)	17,187	909,364
Rock-Tenn Co. Class A	18,750	1,128,750

		2,038,114

Pharmaceuticals 1.9%
Abbott Laboratories	9,785	480,248
Allergan PLC (d)	1,394	423,023
Cardinal Health, Inc.	6,471	541,299
Catamaran Corp. (d)	17,630	1,076,841
Express Scripts Holding Co. (d)	6,100	542,534
Herbalife, Ltd. (d)	15,550	856,650
Johnson & Johnson	4,909	478,431
Mallinckrodt PLC (d)	10,392	1,223,346
Merck & Co., Inc.	7,282	414,564
Mylan N.V. (d)	6,169	418,628
Perrigo Co. PLC	1,645	304,045
Pfizer, Inc.	16,133	540,940

		7,300,549

Pipelines 0.2%
Kinder Morgan, Inc.	10,876	417,529
Spectra Energy Corp.	12,953	422,268

		839,797

Real Estate 0.3%
Jones Lang LaSalle, Inc.	668	114,228
Realogy Holdings Corp. (d)	22,091	1,032,092

		1,146,320

Real Estate Investment Trusts 4.5%
Apartment Investment & Management Co. Class A	3,292	121,574
AvalonBay Communities, Inc.	7,611	1,216,771
Boston Properties, Inc.	4,320	522,893
Brandywine Realty Trust	19,089	253,502
Camden Property Trust	76	5,645
CBL & Associates Properties, Inc.	35,697	578,291
Columbia Property Trust, Inc.	18,624	457,219
Digital Realty Trust, Inc.	9,479	632,060
Duke Realty Corp.	32,276	599,365
Empire State Realty Trust, Inc. Class A	21,516	367,063
Equity Residential	5,950	417,511
Essex Property Trust, Inc.	2,288	486,200

M-20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (continued)
General Growth Properties, Inc.	9,521	$244,309
HCP, Inc.	9,361	341,396
Health Care REIT, Inc.	2,179	143,008
Hospitality Properties Trust	22,578	650,698
Host Hotels & Resorts, Inc.	58,171	1,153,531
Kilroy Realty Corp.	478	32,098
Kimco Realty Corp.	38,956	878,068
Macerich Co. (The)	1,420	105,932
Mid-America Apartment Communities, Inc.	4,945	360,045
National Retail Properties, Inc.	8,723	305,392
NorthStar Realty Finance Corp.	16,188	257,389
Outfront Media, Inc.	6,405	161,662
Plum Creek Timber Co., Inc.	15,805	641,209
ProLogis, Inc.	12,407	460,300
Public Storage	2,616	482,312
Rayonier, Inc.	5,934	151,614
Realty Income Corp.	2,470	109,643
Retail Properties of America, Inc. Class A	39,434	549,316
Senior Housing Properties Trust	11,941	209,564
SL Green Realty Corp.	2,967	326,044
Taubman Centers, Inc.	8,229	571,915
Ventas, Inc.	22,590	1,402,613
Vornado Realty Trust	5,116	485,662
Weingarten Realty Investors	8,812	288,064
Weyerhaeuser Co.	36,236	1,141,434

		17,111,312

Retail 2.7%
Best Buy Co., Inc.	39,184	1,277,790
CVS Health Corp.	5,170	542,230
Darden Restaurants, Inc.	16,192	1,150,927
Dick’s Sporting Goods, Inc.	17,221	891,531
Dillard’s, Inc. Class A	3,815	401,300
GameStop Corp. Class A	24,135	1,036,840
J.C. Penney Co., Inc. (d)	49,233	417,003
Kohl’s Corp.	14,219	890,252
Liberty Interactive Corp. QVC Group Class A (d)	12,636	350,649
Macy’s, Inc.	8,883	599,336
Staples, Inc.	83,326	1,275,721
Target Corp.	6,601	538,840
Wal-Mart Stores, Inc.	6,714	476,224
Walgreens Boots Alliance, Inc.	4,950	417,978

		10,266,621

Savings & Loans 0.1%
First Niagara Financial Group, Inc.	26,691	251,963
New York Community Bancorp, Inc.	14,918	274,193

		526,156

	Shares	Value
Semiconductors 1.6%
Broadcom Corp. Class A	8,194	$421,909
Intel Corp.	17,832	542,360
Marvell Technology Group, Ltd.	50,652	667,847
Maxim Integrated Products, Inc.	11,105	383,955
Micron Technology, Inc. (d)	28,933	545,098
NVIDIA Corp.	65,816	1,323,560
ON Semiconductor Corp. (d)	71,428	834,993
QUALCOMM, Inc.	6,663	417,304
Teradyne, Inc.	52,568	1,014,037

		6,151,063

Software 0.6%
Activision Blizzard, Inc.	21,099	510,807
Microsoft Corp.	12,213	539,204
Nuance Communications, Inc. (d)	41,994	735,315
Oracle Corp.	13,407	540,302

		2,325,628

Telecommunications 1.3%
AT&T, Inc.	13,407	476,217
Cisco Systems, Inc.	19,678	540,358
EchoStar Corp. Class A (d)	17,701	861,685
Juniper Networks, Inc.	46,495	1,207,475
T-Mobile U.S., Inc. (d)	12,398	480,670
Telephone & Data Systems, Inc.	32,245	948,003
United States Cellular Corp. (d)	2,061	77,638
Verizon Communications, Inc.	10,254	477,939

		5,069,985

Toys, Games & Hobbies 0.3%
Hasbro, Inc.	11,821	884,093
Mattel, Inc.	6,913	177,595

		1,061,688

Transportation 0.4%
CSX Corp.	12,846	419,422
FedEx Corp.	2,803	477,631
Norfolk Southern Corp.	4,796	418,979

		1,316,032

Trucking & Leasing 0.0%‡
AMERCO	300	98,073

Total Common Stocks (Cost $187,620,813)		211,286,559

Exchange-Traded Funds 7.7% (e)
♦iShares Intermediate Credit Bond Fund	52,437	5,708,292
♦iShares Intermediate Government / Credit Bond Fund	121,462	13,420,336
♦iShares Russell 1000 Value Index Fund	28,464	2,936,062
S&P 500 Index—SPDR Trust Series 1	3,341	687,745

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-21

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Exchange-Traded Funds (continued)
♦S&P Midcap 400 Index—Midcap SPDR Trust Series 1	8,386	$2,291,055
♦Vanguard Mid-Cap Value	49,865	4,516,273

Total Exchange-Traded Funds (Cost $29,437,653)		29,559,763

	Number of Rights
Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR Expires 1/30/19 (c)(d)(f)	9,999	10,148
Safeway PDC, LLC CVR Expires 1/30/17 (c)(d)(f)	9,999	488

Total Rights (Cost $10,636)		10,636

	Principal Amount
Short-Term Investments 1.1%
Repurchase Agreements 1.1%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $1,349,403 (Collateralized by United States Treasury securities with rates between 1.875% and 2.625% and maturity dates between 6/30/20 and 11/15/20, with a Principal Amount of $1,330,000 and a Market Value of $1,384,363)	$1,349,403	1,349,403
TD Securities (U.S.A.) LLC 0.09%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $2,650,007 (Collateralized by a United States Treasury Note with a rate of 2.50% and a maturity date of 5/15/24, with a Principal Amount of $2,648,400 and a Market Value of $2,703,023)	2,650,000	2,650,000

Total Short-Term Investments (Cost $3,999,403)		3,999,403

Total Investments (Cost $361,320,657) (g)	100.8%	385,744,999
Other Assets, Less Liabilities	(0.8)	(2,875,990)
Net Assets	100.0%	$382,869,009
‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, the total market value of these securities was $360,636, which represented 0.1% of the Portfolio’s net assets.

(d)	Non-income producing security.

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	Illiquid security—As of June 30, 2015, the total market value of these securities was $10,636, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(g)	As of June 30, 2015, cost was $362,936,272 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$28,553,250
Gross unrealized depreciation	(5,744,523)

Net unrealized appreciation	$22,808,727

M-22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of June 30, 2015, the Portfolio held the following Futures Contracts1:

Type	Number of Contracts Long	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	12	September 2015	$2,627,250	$4,461
10-Year United States Treasury Note	27	September 2015	3,406,641	(32,127)

			$ 6,033,891	$(27,666)

1.	As of June 30, 2015, cash in the amount of $44,250 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2015.

The following abbreviations are used in the preceding pages:

CVR —Contingent Value Right

SPDR —Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities (b)	$—	$6,600,749	$350,000	$6,950,749
Corporate Bonds	—	57,534,269	—	57,534,269
Foreign Government Bonds	—	1,386,027	—	1,386,027
Mortgage-Backed Securities	—	2,934,488	—	2,934,488
U.S. Government & Federal Agencies	—	72,083,105	—	72,083,105

Total Long-Term Bonds	—	140,538,638	350,000	140,888,638

Common Stocks	211,286,559	—	—	211,286,559
Exchange-Traded Funds	29,559,763	—	—	29,559,763
Rights (c)	—	—	10,636	10,636
Short-Term Investments
Repurchase Agreements	—	3,999,403	—	3,999,403

Total Investments in Securities	240,846,322	144,538,041	360,636	385,744,999

Other Financial Instruments
Futures Contracts Long (d)	4,461	—	—	4,461

Total Investments in Securities and Other Financial Instruments	$240,850,783	$144,538,041	$360,636	$385,749,460

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (d)	$(32,127)	$—	$—	$(32,127)

Total Other Financial Instruments	$(32,127)	$—	$—	$(32,127)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $350,000 is held in Other ABS within the Asset-Backed Securities section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $10,636 are held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-23

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2015 (a)
Long-Term Bonds
Asset-Backed Securities
Other ABS	$—	$—	$—	$—	$350,000		$—	$—	$—	$350,000	$—
Rights
Food & Staples Retailing	—	—	—	—	10,636	(b)	—	—	—	10,636	—

Total	$—	$—	$—	$—	$360,636		$—	$—	$—	$360,636	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include securities received through a corporate action.

M-24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $361,320,657)	$385,744,999
Cash	213,788
Cash collateral on deposit at broker	44,250
Receivables:
Investment securities sold	56,338,908
Dividends and interest	1,006,558
Fund shares sold	290,356
Other assets	1,677

Total assets	443,640,536

Liabilities
Payables:
Investment securities purchased	60,161,460
Fund shares redeemed	235,469
Manager (See Note 3)	219,283
NYLIFE Distributors (See Note 3)	76,233
Professional fees	26,534
Shareholder communication	25,805
Custodian	22,633
Variation margin on futures contracts	1,169
Trustees	252
Accrued expenses	2,689

Total liabilities	60,771,527

Net assets	$382,869,009

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,647
Additional paid-in capital	314,427,160

314,452,807
Undistributed net investment income	5,635,967
Accumulated net realized gain (loss) on investments and futures transactions	38,383,559
Net unrealized appreciation (depreciation) on investments and futures contracts	24,396,676

Net assets	$382,869,009

Initial Class
Net assets applicable to outstanding shares	$14,657,685

Shares of beneficial interest outstanding	973,432

Net asset value per share outstanding	$15.06

Service Class
Net assets applicable to outstanding shares	$368,211,324

Shares of beneficial interest outstanding	24,673,486

Net asset value per share outstanding	$14.92

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-25

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,487,085
Interest	1,439,895

Total income	3,926,980

Expenses
Manager (See Note 3)	1,307,928
Distribution and service—Service Class (See Note 3)	449,101
Custodian	35,072
Professional fees	28,074
Shareholder communication	26,293
Trustees	3,161
Miscellaneous	6,628

Total expenses	1,856,257

Net investment income (loss)	2,070,723

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	17,118,450
Futures transactions	(178,439)

Net realized gain (loss) on investments and futures transactions	16,940,011

Net change in unrealized appreciation (depreciation) on:
Investments	(19,129,847)
Futures contracts	1,141

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(19,128,706)

Net realized and unrealized gain (loss) on investments and futures transactions	(2,188,695)

Net increase (decrease) in net assets resulting from operations	$(117,972)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,240.

M-26	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,070,723	$3,554,168
Net realized gain (loss) on investments and futures transactions	16,940,011	22,987,503
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(19,128,706)	6,196,327

Net increase (decrease) in net assets resulting from operations	(117,972)	32,737,998

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(121,642)
Service Class	—	(2,273,042)

	—	(2,394,684)

From net realized gain on investments:
Initial Class	—	(951,098)
Service Class	—	(22,387,328)

	—	(23,338,426)

Total dividends and distributions to shareholders	—	(25,733,110)

Capital share transactions:
Net proceeds from sale of shares	48,738,259	57,269,683
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	25,733,110
Cost of shares redeemed	(18,692,284)	(30,409,910)

Increase (decrease) in net assets derived from capital share transactions	30,045,975	52,592,883

Net increase (decrease) in net assets	29,928,003	59,597,771

Net Assets
Beginning of period	352,941,006	293,343,235

End of period	$382,869,009	$352,941,006

Undistributed net investment income at end of period	$5,635,967	$3,565,244

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-27

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013		2012		2011		2010
Net asset value at beginning of period	$15.04		$14.72	$12.22		$11.02		$10.91		$9.74

Net investment income (loss)	0.10	(a)	0.20 (a)	0.17	(a)	0.19	(a)	0.17	(a)	0.19
Net realized and unrealized gain (loss) on investments	(0.08)		1.35	2.48		1.17		0.12		1.13

Total from investment operations	0.02		1.55	2.65		1.36		0.29		1.32

Less dividends and distributions:
From net investment income	—		(0.14)	(0.15)		(0.16)		(0.18)		(0.15)
From net realized gain on investments	—		(1.09)	—		—		—		—

Total dividends and distributions	—		(1.23)	(0.15)		(0.16)		(0.18)		(0.15)

Net asset value at end of period	$15.06		$15.04	$14.72		$12.22		$11.02		$10.91

Total investment return	0.13	%(b)(c)	10.88%	21.87%		12.32%		2.79%		13.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35	%††	1.33%	1.27%		1.62%		1.57%		1.89%
Net expenses	0.75	%††	0.76%	0.77%		0.78%		0.78%		0.82%
Expenses (before waiver/reimbursement)	0.75	%††	0.76%	0.78%		0.83%		0.83%		0.84%
Portfolio turnover rate	92%		171%	162	%(d)	202	%(d)	241	%(d)	118%
Net assets at end of period (in 000’s)	$14,658		$14,274	$13,017		$10,075		$9,492		$9,598

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 159%, 195% and 238%, for the years ended December 31, 2013, 2012 and 2011, respectively. The Portfolio did not engage in mortgage dollar rolls for the six months ended June 30, 2015 and the years ended December 31, 2014 and 2010.

M-28	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013		2012		2011		2010
Net asset value at beginning of period	$14.92		$14.63	$12.15		$10.97		$10.85		$9.69

Net investment income (loss)	0.08	(a)	0.16 (a)	0.14	(a)	0.16	(a)	0.15	(a)	0.16
Net realized and unrealized gain (loss) on investments	(0.08)		1.33	2.47		1.16		0.12		1.13

Total from investment operations	0.00	‡	1.49	2.61		1.32		0.27		1.29

Less dividends and distributions:
From net investment income	—		(0.11)	(0.13)		(0.14)		(0.15)		(0.13)
From net realized gain on investments	—		(1.09)	—		—		—		—

Total dividends and distributions	—		(1.20)	(0.13)		(0.14)		(0.15)		(0.13)

Net asset value at end of period	$14.92		$14.92	$14.63		$12.15		$10.97		$10.85

Total investment return	0.00	%(b)(c)(d)	10.60%	21.57%		12.04%		2.53%		13.34%
Ratios (to average net assets)/ Supplemental Data:
Net investment income (loss)	1.10	%††	1.09%	1.02%		1.37%		1.32%		1.65%
Net expenses	1.00	%††	1.01%	1.02%		1.03%		1.03%		1.07%
Expenses (before waiver/reimbursement)	1.00	%††	1.01%	1.03%		1.08%		1.08%		1.09%
Portfolio turnover rate	92%		171%	162	%(e)	202	%(e)	241	%(e)	118%
Net assets at end of period (in 000’s)	$368,211		$338,667	$280,326		$191,296		$160,176		$148,405

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Less than one-hundredth of a percent.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 159%, 195% and 238%, for the years ended December 31, 2013, 2012 and 2011, respectively. The Portfolio did not engage in mortgage dollar rolls for the six months ended June 30, 2015 and the years ended December 31, 2014 and 2010.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-29

MainStay VP Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	–0.17%	1.51%	3.42%	4.57%	0.53%
Service Class Shares	–0.29	1.26	3.16	4.30	0.78

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[3]	–0.10%	1.86%	3.35%	4.44%
Average Lipper Variable Products Core Bond Portfolio[4]	0.00	1.30	3.64	4.18

1.	Performance figures shown for the ten-year period ended June 30, 2015 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.55% for Initial Class shares and 4.29% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Core Bond Portfolio is representative of portfolios that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These portfolios maintain dollar-weighted average maturities of five to ten years. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-30	MainStay VP Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$998.30	$2.58	$1,022.20	$2.61

Service Class Shares	$1,000.00	$997.10	$3.81	$1,021.00	$3.86

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.52% for Initial Class and 0.77% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-31

Portfolio Composition as of June 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-35 for specific holdings within these categories.

Top Ten Issuers Held as of June 30, 2015 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.249%–7.50%, due 5/1/16–11/1/44
2.	United States Treasury Notes, 0.625%–2.125%, due 12/15/16–5/15/25
3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–7.00%, due 7/15/31–1/15/45
4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.404%–7.00%, due 7/1/17–6/1/45
5.	United States Treasury Bonds, 2.50%–5.375%, due 2/15/31-2/15/45
6.	Federal Home Loan Mortgage Corporation, 0.75%–1.125%, due 3/8/17–5/25/18
7.	Federal National Mortgage Association, 1.00%–2.625%, due 12/28/17–9/6/24
8.	Commercial Mortgage Pass-Through Certificates, 1.234%–5.796%, due 6/8/30–12/10/49
9.	iShares IBOXX Investment Grade Corporate Bond Fund
10.	Ford Motor Credit Co. LLC, 2.24%–3.219%, due 1/16/18–1/9/22

M-32	MainStay VP Bond Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Bond Portfolio perform relative to its primary benchmark and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Bond Portfolio returned –0.17% for Initial Class shares and –0.29% for Service Class shares. Over the same period, both share classes underperformed the –0.10% return of the Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes underperformed the 0.00% return of the Average Lipper1 Variable Products Core Bond Fund for the six months ended June 30, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to the Barclays U.S. Aggregate Bond Index was affected most by its allocation to spread assets.2 Specifically, the Portfolio held an overweight position relative to the benchmark in corporate bonds and asset-backed securities. The allocation to corporate bonds had the largest positive impact on the Portfolio’s relative performance. More specifically, industrials and utilities performed better for the Portfolio than financials. In utilities, electric utilities and natural gas companies helped performance. Within industrials, energy, basic materials and capital goods were among the strongest sectors for the Portfolio. Within the asset-backed securities sector, the Portfolio’s overweight position in floating-rate bonds added to performance for the reporting period. The Portfolio’s duration positioning relative to the benchmark detracted modestly from performance during the reporting period, while curve positioning added to performance.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio maintained a duration that was similar to that of the Barclays U.S. Aggregate Bond Index throughout the reporting period. The largest deviation was in early February, when the Portfolio’s duration was somewhat longer than that of the Index. The portfolio management team chose to increase the duration during a period of rising uncertainty in the markets anticipating a flight to quality. The portfolio’s duration was 5.30 years or just slightly short of the benchmark’s duration of 5.33 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

High-grade corporate bonds underperformed during the second quarter of 2015, when only the non-corporate subsector saw positive performance within the noncorporate subsector, foreign agency securities were the best performers. Utilities experienced significant underperformance. There were several technical factors that led to the poor performance of the high-grade corporate sector during the reporting period. Record issuance weighed on spreads as issuers continued to tap the market at an unprecedented pace. As of June 30, 2015, year-to-date new-issue volumes approximated $758 billion which is 15% higher than the same period in 2014. Dealer positioning deteriorated throughout the reporting period, as investors sold secondary paper to finance new-issue purchases. This increased the maturities of dealer holdings, placing additional pressure on secondary spreads. In addition, heightened interest-rate volatility led to further underperformance in the high-grade corporate sector as fear of higher rates led investors to become more cautious about adding spread product.

As the reporting period progressed, we reduced the Portfolio’s exposure to corporate bonds because we anticipated more pressure on spreads, as supply remained at record levels.

Merger and acquisition activity continued to be a prevalent theme within the investment-grade credit sector as companies took advantage of a historically low interest-rate environment. Although the majority of the deals were conservatively financed and maintained strong investment-grade ratings and metrics, we believed that the anticipation of financing for announced deals might continue to act as a headwind for secondary spread performance. We believed that this dynamic might offer relative value opportunities for the Portfolio in the future.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The terms “spread assets” and “spread product” refer to securities or asset classes that typically trade at a spread to U.S. Treasury securities.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-33

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

The Portfolio’s performance relative to its benchmark was affected most by its allocation to spread assets. Specifically, the Portfolio was overweight corporate bonds and asset-backed securities. The allocation to corporate bonds had the largest positive impact on the Portfolio’s performance. More specifically, industrials and utilities performed better for the Portfolio than financials. In utilities, electric utilities and natural gas companies both helped performance. Within industrials, energy, basic materials and capital goods were among the best sectors for the Portfolio.

Within the asset-backed securities sector, the Portfolio’s overweight position in floating-rate bonds added to performance for the reporting period.

The Portfolio’s duration positioning relative to the benchmark detracted modestly from performance during the reporting period, while curve positioning added to performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio modified its asset allocation during the reporting period but maintained overweight positions in corporate bonds, commercial mortgage-backed securities and asset-backed securities. Because the Portfolio is widely diversified, we would not classify any individual purchase or sale as significant.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio maintained an overweight position in corporate bonds throughout the reporting period.

During the late spring, however, we began to reduce the Portfolio’s exposure to corporate bonds because we anticipated that further pressure on spreads could possibly cause the asset class to underperform during the summer month when liquidity is generally reduced. We were also concerned that elevated corporate-bond supply could weigh on spreads. By the end of the quarter our exposure to corporate bonds was less than 7 percentage points overweight compared to a peak of nearly 13 percentage points.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the Portfolio held overweight positions relative to the Barclays U.S. Aggregate Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. Among corporate bonds, the Portfolio held materially overweight positions in financials and industrials as of June 30, 2015. In financials, banks and REITs were among the Portfolio’s largest exposures at the end of the reporting period. In industrials, we maintained overweight positions in consumer noncyclical, energy and basic materials as of June 30, 2015.

As of June 30, 2015, the most substantially underweight positions in the Portfolio were in the non-corporate sectors. Specifically, the Portfolio had limited exposure to sovereigns, supranationals and foreign agencies at the end of the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-34	MainStay VP Bond Portfolio

Portfolio of Investments June 30, 2015 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 99.3%† Asset-Backed Securities 7.7%
Auto Floor Plan 0.9%
CNH Wholesale Master Note Trust Series 2013-2A, Class A 0.786%, due 8/15/19 (a)(b)	$4,200,000	$4,203,398
Ford Credit Floorplan Master Owner Trust A
Series 2013-5, Class A2 0.656%, due 9/15/18 (a)	3,000,000	3,004,782
Series 2013-4, Class A 0.736%, due 6/15/20 (a)	1,600,000	1,604,857
Navistar Financial Dealer Note Master Trust Series 2013-2, Class A 0.867%, due 9/25/18 (a)(b)	1,900,000	1,900,954

		10,713,991

Automobile 0.3%
Chesapeake Funding LLC Series 2013-1A, Class A 0.634%, due 1/7/25 (a)(b)	1,292,635	1,293,236
Nissan Auto Lease Trust Series 2014-B, Class A3 1.12%, due 9/15/17	2,600,000	2,598,664

		3,891,900

Credit Cards 0.4%
American Express Issuance Trust II Series 2013-2, Class A 0.616%, due 8/15/19 (a)	1,200,000	1,203,494
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7 0.615%, due 9/10/20 (a)	1,500,000	1,502,990
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.616%, due 7/15/21 (a)	2,200,000	2,205,491

		4,911,975

Home Equity 0.4%
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (c)	273,730	278,767
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (c)	353,529	359,121
Equity One Mortgage Pass-Through Trust Series 2003-4, Class AF6 5.16%, due 10/25/34 (c)	385,011	391,207

	Principal Amount	Value
Home Equity (continued)
JPMorgan Mortgage Acquisition Corp. Series 2007-CH2, Class AF3 4.633%, due 1/25/37 (c)	$937,187	$710,170
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (c)	1,360,062	854,697
RAMP Trust Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (c)	99,876	103,028
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.351%, due 6/25/33 (c)	1,357,771	1,400,512

		4,097,502

Other ABS 5.7%
Apartment Investment & Management Co. CLO Series 2014-AA, Class A 1.797%, due 7/20/26 (a)(b)	2,100,000	2,096,157
Apidos CDO Series 2013-14A, Class A 1.403%, due 4/15/25 (a)(b)	5,300,000	5,247,000
Ares CLO, Ltd. Series 2013-2A, Class A1 1.529%, due 7/28/25 (a)(b)	2,600,000	2,576,574
Babson CLO, Ltd. Series 2013-IA, Class A 1.357%, due 4/20/25 (a)(b)	5,400,000	5,339,034
Carlyle Global Market Strategies Series 2014-2A, Class A 1.744%, due 5/15/25 (a)(b)	3,200,000	3,191,776
Cedar Funding, Ltd. Series 2014-4A, Class A1 1.744%, due 10/23/26 (a)(b)	2,600,000	2,590,510
Cent CLO, L.P. Series 2013-18A, Class A 1.397%, due 7/23/25 (a)(b)	4,250,000	4,193,432
Dryden Senior Loan Fund Series 2014-31A, Class A 1.607%, due 4/18/26 (a)(b)	4,300,000	4,269,212
Galaxy XVII CLO, Ltd. Series 2014-17A, Class A 1.755%, due 7/15/26 (a)(b)	4,200,000	4,190,550
Highbridge Loan Management, Ltd Series 6A-2015, Class A 1.271%, due 5/5/27 (a)(b)	1,000,000	997,349
Hilton Grand Vacations Trust Series 2013-A, Class A 2.28%, due 1/25/26 (b)	2,233,606	2,246,165

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of June 30, 2015, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-35

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Asset-Backed Securities (continued)
Other ABS (continued)
Jamestown CLO, Ltd. Series 2013-3A, Class A1A 1.725%, due 1/15/26 (a)(b)	$4,600,000	$4,576,034
MVW Owner Trust Series 2014-1A, Class A 2.25%, due 9/22/31 (b)	1,010,724	1,009,051
Neuberger Berman CLO, Ltd. Series 2015-19A, Class A1 1.718%, due 7/15/27 (a)(b)(d)	4,300,000	4,300,000
Nomad CLO, Ltd. Series 2013-1A, Class A1 1.475%, due 1/15/25 (a)(b)	4,100,000	4,073,104
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1 1.726%, due 11/18/26 (a)(b)	5,200,000	5,189,548
Race Point VIII CLO, Ltd. Series 2013-8A, Class A 1.525%, due 2/20/25 (a)(b)	4,000,000	3,973,120
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.445%, due 4/15/25 (a)(b)	4,100,000	4,066,503
Sierra Receivables Funding Co. LLC Series 2014-1A, Class A 2.07%, due 3/20/30 (b)	1,296,677	1,303,228

		65,428,347

Total Asset-Backed Securities (Cost $89,909,332)		89,043,715

Corporate Bonds 34.2%
Aerospace & Defense 0.3%
BAE Systems PLC 4.75%, due 10/11/21 (b)	2,000,000	2,191,126
Harris Corp. 2.70%, due 4/27/20	1,650,000	1,628,923

		3,820,049

Auto Manufacturers 1.2%
Daimler Finance North America LLC
2.375%, due 8/1/18 (b)	1,725,000	1,749,002
3.875%, due 9/15/21 (b)	1,625,000	1,719,705
♦Ford Motor Credit Co. LLC
2.24%, due 6/15/18	2,850,000	2,851,926
2.375%, due 1/16/18	5,925,000	5,980,079
3.219%, due 1/9/22	1,975,000	1,952,852

		14,253,564

Banks 8.5%
Abbey National Treasury Services PLC 3.05%, due 8/23/18	3,575,000	3,698,677

	Principal Amount	Value
Banks (continued)
Australia & New Zealand Banking Group, Ltd. 4.50%, due 3/19/24 (b)	$2,750,000	$2,765,298
Bank of America Corp.
2.25%, due 4/21/20	1,450,000	1,423,610
4.25%, due 10/22/26	2,225,000	2,179,617
5.00%, due 1/21/44	4,750,000	4,931,844
5.625%, due 7/1/20	925,000	1,042,529
BB&T Corp.
0.938%, due 2/1/19 (a)	3,525,000	3,522,392
1.146%, due 6/15/18 (a)	3,400,000	3,421,655
BNP Paribas S.A. 2.375%, due 5/21/20	2,825,000	2,796,462
Citigroup, Inc.
5.375%, due 8/9/20	3,016,000	3,371,954
6.00%, due 8/15/17	2,000,000	2,175,376
Credit Suisse A.G. / Guernsey 2.60%, due 5/27/16 (b)	575,000	584,210
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, due 3/26/25 (b)	3,950,000	3,802,558
Deutsche Bank A.G. 4.50%, due 4/1/25	4,125,000	3,927,045
Discover Bank 3.10%, due 6/4/20	2,650,000	2,647,363
Goldman Sachs Group, Inc. (The)
2.60%, due 4/23/20	3,825,000	3,805,833
3.75%, due 5/22/25	1,200,000	1,184,210
5.15%, due 5/22/45	2,475,000	2,387,702
5.375%, due 3/15/20	850,000	946,492
6.15%, due 4/1/18	1,250,000	1,389,850
6.25%, due 2/1/41	550,000	650,950
HBOS PLC 6.75%, due 5/21/18 (b)	7,547,000	8,367,759
HSBC Bank PLC 4.125%, due 8/12/20 (b)	1,300,000	1,395,596
HSBC Bank USA N.A. 4.875%, due 8/24/20	1,500,000	1,660,169
HSBC USA, Inc. 1.162%, due 9/24/18 (a)	2,800,000	2,811,323
Intesa Sanpaolo S.p.A. 2.375%, due 1/13/17	3,500,000	3,517,199
JPMorgan Chase & Co.
2.75%, due 6/23/20	3,000,000	3,003,198
5.40%, due 1/6/42	2,425,000	2,679,383
Korea Development Bank (The) 3.875%, due 5/4/17	1,300,000	1,352,754
Morgan Stanley
2.80%, due 6/16/20	3,450,000	3,453,667
3.95%, due 4/23/27	1,525,000	1,437,904
4.35%, due 9/8/26	2,500,000	2,449,700

M-36	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Morgan Stanley (continued)
5.50%, due 1/26/20	$800,000	$892,796
5.625%, due 9/23/19	800,000	896,475
6.625%, due 4/1/18	600,000	673,234
Santander UK PLC 5.00%, due 11/7/23 (b)	8,727,000	8,930,199
Sumitomo Mitsui Trust Bank, Ltd. 1.063%, due 9/16/16 (a)(b)	2,150,000	2,154,736

		98,331,719

Building Materials 0.6%
CRH America, Inc. 5.125%, due 5/18/45 (b)	3,200,000	3,164,368
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	3,775,000	3,746,952

		6,911,320

Chemicals 1.2%
Airgas, Inc. 2.375%, due 2/15/20	2,000,000	1,976,102
Albemarle Corp. 4.15%, due 12/1/24	2,000,000	1,993,542
Cabot Corp. 5.00%, due 10/1/16	2,100,000	2,198,534
Dow Chemical Co. (The) 5.70%, due 5/15/18	345,000	381,846
NewMarket Corp. 4.10%, due 12/15/22	5,536,000	5,593,907
NOVA Chemicals Corp. 5.00%, due 5/1/25 (b)	2,140,000	2,148,025

		14,291,956

Commercial Services 0.6%
Experian Finance PLC 2.375%, due 6/15/17 (b)	6,769,000	6,796,523

Computers 0.2%
Hewlett-Packard Co. 3.30%, due 12/9/16	2,750,000	2,822,806

Diversified Financial Services 0.4%
General Electric Capital Corp.
4.375%, due 9/16/20	2,300,000	2,504,493
4.65%, due 10/17/21	625,000	684,784
5.875%, due 1/14/38	1,000,000	1,196,030

		4,385,307

Electric 2.5%
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,137,245

	Principal Amount	Value
Electric (continued)
Arizona Public Service Co. 5.50%, due 9/1/35	$1,275,000	$1,482,908
Duke Energy Progress, Inc. 6.125%, due 9/15/33	500,000	584,865
Entergy Corp. 4.00%, due 7/15/22	3,700,000	3,728,449
Exelon Corp.
2.85%, due 6/15/20	1,825,000	1,835,590
5.10%, due 6/15/45	3,000,000	3,011,994
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	5,000,000	5,130,160
GDF Suez 1.625%, due 10/10/17 (b)	1,150,000	1,156,403
Great Plains Energy, Inc. 4.85%, due 6/1/21	385,000	422,168
Kansas City Power & Light Co. 7.15%, due 4/1/19	900,000	1,061,620
Nisource Finance Corp.
4.80%, due 2/15/44	1,325,000	1,351,034
5.65%, due 2/1/45	1,800,000	2,034,281
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	3,089,270
Union Electric Co. 6.70%, due 2/1/19	1,500,000	1,735,582

		28,761,569

Electronics 0.1%
Amphenol Corp. 3.125%, due 9/15/21	1,700,000	1,701,217

Finance—Credit Card 0.4%
American Express Credit Corp. 0.836%, due 3/18/19 (a)	3,100,000	3,088,372
Capital One Bank USA N.A. 2.15%, due 11/21/18	1,325,000	1,323,444

		4,411,816

Food 1.1%
H.J. Heinz Co.
2.80%, due 7/2/20 (b)	4,500,000	4,503,501
5.20%, due 7/15/45 (b)	2,500,000	2,562,053
Ingredion, Inc.
1.80%, due 9/25/17	1,600,000	1,599,195
4.625%, due 11/1/20	2,150,000	2,303,394
Kroger Co. (The) 7.70%, due 6/1/29	1,000,000	1,325,360

		12,293,503

Gas 0.1%
Sempra Energy 2.30%, due 4/1/17	1,725,000	1,750,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-37

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	$1,150,000	$1,175,522

Health Care—Products 1.3%
Becton Dickinson & Co.
2.675%, due 12/15/19	2,025,000	2,026,531
4.685%, due 12/15/44	4,000,000	3,870,568
Medtronic, Inc.
2.50%, due 3/15/20 (b)	3,625,000	3,631,054
3.15%, due 3/15/22 (b)	2,750,000	2,762,320
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	2,250,000	2,238,869

		14,529,342

Home Furnishing 0.2%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	2,475,000	2,490,895

Insurance 1.8%
Assurant, Inc. 2.50%, due 3/15/18	2,500,000	2,536,943
AXIS Specialty Finance PLC 5.15%, due 4/1/45	3,950,000	4,008,069
Farmers Exchange Capital III 5.454%, due 10/15/54 (a)(b)	3,000,000	2,933,187
MetLife, Inc. 1.903%, due 12/15/17	1,950,000	1,958,566
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	4,944,000	5,425,585
Principal Financial Group, Inc. 8.875%, due 5/15/19	810,000	997,151
QBE Insurance Group, Ltd. 2.40%, due 5/1/18 (b)	1,875,000	1,885,378
Voya Financial, Inc. 2.90%, due 2/15/18	1,350,000	1,385,365

		21,130,244

Investment Management/Advisory Services 0.1%
Invesco Finance PLC 5.375%, due 11/30/43	900,000	986,649

Iron & Steel 0.3%
Carpenter Technology Corp. 4.45%, due 3/1/23	1,825,000	1,815,379
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	2,300,000	2,262,618

		4,077,997

Machinery—Diversified 0.2%
Deere & Co. 5.375%, due 10/16/29	1,100,000	1,291,351

	Principal Amount	Value
Machinery—Diversified (continued)
John Deere Capital Corp. 1.70%, due 1/15/20	$1,000,000	$979,125

		2,270,476

Media 0.3%
21st Century Fox America, Inc. 6.40%, due 12/15/35	2,500,000	2,957,888

Mining 0.7%
Barrick Gold Corp. 4.10%, due 5/1/23	3,175,000	3,093,638
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	2,750,000	2,711,442
Yamana Gold, Inc. 4.95%, due 7/15/24	2,850,000	2,745,211

		8,550,291

Miscellaneous—Manufacturing 0.5%
Carlisle Cos., Inc. 6.125%, due 8/15/16	2,500,000	2,629,018
Siemens Financieringsmaatschappij N.V. 4.40%, due 5/27/45 (b)	3,000,000	2,963,769

		5,592,787

Oil & Gas 2.9%
Anadarko Petroleum Corp. 5.95%, due 9/15/16	3,600,000	3,797,690
BP Capital Markets PLC 3.062%, due 3/17/22	2,750,000	2,742,831
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25 (b)	2,900,000	2,993,635
Marathon Petroleum Corp. 5.00%, due 9/15/54	2,700,000	2,446,303
Nabors Industries, Inc. 5.00%, due 9/15/20	4,250,000	4,424,713
Petroleos Mexicanos
3.125%, due 1/23/19	2,275,000	2,296,612
3.50%, due 1/30/23	1,575,000	1,494,203
5.75%, due 3/1/18	2,000,000	2,175,660
Shell International Finance B.V. 4.375%, due 5/11/45	5,000,000	4,935,360
Statoil ASA 3.125%, due 8/17/17	350,000	363,628
Valero Energy Corp.
4.90%, due 3/15/45	6,000,000	5,622,594
6.625%, due 6/15/37	550,000	621,176

		33,914,405

Packaging & Containers 0.3%
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)	3,010,000	2,972,375

M-38	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals 2.7%
AbbVie, Inc. 2.50%, due 5/14/20	$4,525,000	$4,478,578
Actavis Funding SCS
2.45%, due 6/15/19	1,300,000	1,294,816
3.80%, due 3/15/25	3,025,000	2,971,524
4.85%, due 6/15/44	2,500,000	2,411,985
Baxalta, Inc. 5.25%, due 6/23/45 (b)	1,075,000	1,080,865
Bayer U.S. Finance LLC
2.375%, due 10/8/19 (b)	1,275,000	1,279,522
3.00%, due 10/8/21 (b)	4,550,000	4,583,106
EMD Finance LLC
2.40%, due 3/19/20 (b)	1,500,000	1,491,600
2.95%, due 3/19/22 (b)	6,000,000	5,872,716
McKesson Corp. 4.883%, due 3/15/44	3,025,000	3,006,112
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	800,000	889,906
Perrigo Finance PLC 3.50%, due 12/15/21	1,150,000	1,152,231
Sanofi 4.00%, due 3/29/21	1,000,000	1,070,741

		31,583,702

Pipelines 2.0%
Energy Transfer Partners, L.P.
4.15%, due 10/1/20	5,975,000	6,140,866
6.50%, due 2/1/42	1,300,000	1,339,191
Enterprise Products Operating LLC 5.10%, due 2/15/45	3,600,000	3,501,511
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	403,577
Kinder Morgan, Inc. 3.05%, due 12/1/19	4,500,000	4,495,018
Phillips 66 Partners, L.P. 3.605%, due 2/15/25	1,925,000	1,811,637
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	2,750,000	2,812,488
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	2,350,000	2,199,417

		22,703,705

Real Estate 0.4%
ProLogis, L.P. 6.875%, due 3/15/20	1,500,000	1,732,755
WEA Finance LLC / Westfield UK & Europe Finance PLC 2.70%, due 9/17/19 (b)	2,400,000	2,403,535

		4,136,290

	Principal Amount	Value
Real Estate Investment Trusts 1.0%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	$3,157,000	$3,364,895
DDR Corp.
4.625%, due 7/15/22	1,500,000	1,575,051
4.75%, due 4/15/18	2,000,000	2,133,940
Hospitality Properties Trust 6.30%, due 6/15/16	1,325,000	1,352,686
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	1,700,000	1,929,614
Regency Centers, L.P. 4.80%, due 4/15/21	1,050,000	1,138,412

		11,494,598

Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	1,355,000	1,481,424

Sovereign 0.1%
Export-Import Bank of Korea 1.75%, due 2/27/18	600,000	599,270

Telecommunications 1.8%
AT&T, Inc.
2.45%, due 6/30/20	2,075,000	2,034,058
4.50%, due 5/15/35	2,500,000	2,298,217
Orange S.A. 5.375%, due 1/13/42	1,675,000	1,720,955
Telecom Italia Capital S.A. 5.25%, due 10/1/15	250,000	252,088
Telefonica Emisiones SAU 3.192%, due 4/27/18	5,000,000	5,136,200
Verizon Communications, Inc.
3.00%, due 11/1/21	5,000,000	4,932,730
4.272%, due 1/15/36 (b)	866,000	781,192
4.862%, due 8/21/46	4,047,000	3,787,652
6.40%, due 9/15/33	90,000	103,135

		21,046,227

Textiles 0.1%
Mohawk Industries, Inc. 3.85%, due 2/1/23	925,000	923,687

Transportation 0.1%
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,604,427

Total Corporate Bonds (Cost $392,518,886)		396,753,925

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-39

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Foreign Government Bonds 0.6%
Sovereign 0.6%
Brazilian Government International Bond 2.625%, due 1/5/23	$3,000,000	$2,662,500
Italy Government International Bond 4.75%, due 1/25/16	2,500,000	2,553,275
Poland Government International Bond 5.00%, due 3/23/22	350,000	388,010
Turkey Government International Bond 6.75%, due 4/3/18	1,250,000	1,378,418

Total Foreign Government Bonds (Cost $7,199,974)		6,982,203

Mortgage-Backed Securities 7.4%
Agency Collateral (Collateralized Mortgage Obligations) 0.4%
FHLMC Multifamily Structured Pass-Through Certificates
Series K031, Class A2 3.30%, due 4/25/23 (a)	2,300,000	2,401,692
Series K039, Class A2 3.303%, due 7/25/24	2,400,000	2,482,133

		4,883,825

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.5%
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW11, Class AM 5.43%, due 3/11/39 (e)	500,000	510,837
Series 2006-T24, Class AM 5.568%, due 10/12/41 (a)	4,000,000	4,189,404
Series 2007-PW16, Class A4 5.705%, due 6/11/40 (e)	1,700,000	1,803,681
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A 1.336%, due 8/15/26 (a)(b)	1,340,261	1,340,038
Citigroup Commercial Mortgage Trust
Series 2014-GC21, Class A5 3.855%, due 5/10/47	1,600,000	1,673,408
Series 2006-C5, Class A4 5.431%, due 10/15/49	3,700,000	3,850,753
♦Commercial Mortgage Pass-Through Certificates
Series 2013-THL, Class A2 1.234%, due 6/8/30 (a)(b)	3,400,000	3,393,635
Series 2013-LC13, Class A2 3.009%, due 8/10/46	2,600,000	2,697,466
Series 2015-LC19, Class A4 3.183%, due 2/10/48	1,400,000	1,386,246
Series 2014-CR17, Class A5 3.977%, due 5/10/47	1,900,000	2,007,753
Series 2007-C9, Class A4 5.796%, due 12/10/49 (e)	2,370,000	2,539,569

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class AM 5.463%, due 2/15/39 (a)	$2,300,000	$2,335,317
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (b)	1,700,000	1,749,006
GS Mortgage Securities Trust Series 2014-GC22, Class A5 3.862%, due 6/10/47	2,600,000	2,717,920
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/15/45	2,236,366	2,267,664
Series 2005-CB13, Class A4 5.242%, due 1/12/43 (e)	1,058,550	1,060,096
Series 2006-CB17, Class A4 5.429%, due 12/12/43	4,764,496	4,949,463
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	1,434,412	1,473,438
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A2 3.019%, due 8/15/46	2,600,000	2,694,986
Series 2014-C19, Class A4 3.997%, due 4/15/47	3,000,000	3,169,200
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3 5.347%, due 11/15/38	2,300,000	2,401,395
Series 2007-C7, Class A3 5.866%, due 9/15/45 (a)	2,991,410	3,236,500
ML-CFC Commercial Mortgage Trust
Series 2006-4, Class A3 5.172%, due 12/12/49	1,819,810	1,891,243
Series 2007-6, Class A4 5.485%, due 3/12/51 (a)	4,350,000	4,596,327
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C21, Class AS 3.652%, due 3/15/48	1,000,000	996,227
Series 2013-C13, Class A4 4.039%, due 11/15/46	2,900,000	3,080,580
Series 2013-C12, Class A4 4.259%, due 10/15/46	2,600,000	2,803,083
Morgan Stanley Capital I, Inc.
Series 2011-C2, Class A2 3.476%, due 6/15/44 (b)	588,475	598,204
Series 2006-HQ10, Class A4 5.328%, due 11/12/41	703,528	728,038

M-40	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Capital I, Inc. (continued)
Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	$2,232,298	$2,339,739
Series 2006-IQ11, Class A4 5.707%, due 10/15/42 (e)	274,420	276,383
Series 2007-IQ16, Class A4 5.809%, due 12/12/49	3,820,772	4,100,445
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	477,161	496,033
WFRBS Commercial Mortgage Trust Series 2013-C11, Class A2 2.029%, due 3/15/45	200,000	202,035

		75,556,112

Whole Loan Collateral (Collateralized Mortgage Obligations) 0.5%
Banc of America Funding Corp. Series 2006-7, Class T2A3 5.695%, due 10/25/36 (a)	410,347	347,831
JP Morgan Mortgage Trust Series 2014-2, Class 1A1 3.00%, due 6/25/29 (a)(b)	3,751,576	3,811,661
TBW Mortgage-Backed Pass-Through Certificates Series 2006-6, Class A2B 5.66%, due 1/25/37 (c)	1,314,534	783,611

		4,943,103

Total Mortgage-Backed Securities (Cost $87,461,661)		85,383,040

Municipal Bonds 0.8%
California 0.1%
Sacramento Municipal Utility District 6.322%, due 5/15/36	1,650,000	1,973,829

Connecticut 0.2%
State of Connecticut Special Tax Revenue 5.74%, due 12/1/29	1,720,000	2,004,402

Texas 0.5%
City of San Antonio, Texas, Water System Revenue 5.502%, due 5/15/29	2,000,000	2,309,600
Dallas Area Rapid Transit 5.022%, due 12/1/48	700,000	784,077

	Principal Amount	Value
Texas (continued)
Texas Transportation Commission, State Highway Fund 5.178%, due 4/1/30	$2,150,000	$2,473,381

		5,567,058

Washington 0.0%‡
City of Seattle, Washington, Water System Revenue 5.62%, due 8/1/30	340,000	403,835

Total Municipal Bonds (Cost $10,101,779)		9,949,124

U.S. Government & Federal Agencies 48.6%
Federal Home Loan Bank 0.1%
1.30%, due 6/5/18	1,500,000	1,499,326

♦Federal Home Loan Mortgage Corporation 2.4%
0.75%, due 7/14/17	6,700,000	6,699,853
0.75%, due 1/12/18	4,000,000	3,980,080
1.00%, due 3/8/17	6,500,000	6,540,943
1.00%, due 7/28/17	6,000,000	6,027,942
1.00%, due 9/27/17	1,325,000	1,329,171
1.00%, due 1/11/18	1,600,000	1,590,998
1.125%, due 5/25/18	1,700,000	1,695,849

		27,864,836

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.7%
2.404%, due 12/1/41 (a)	862,089	895,733
2.50%, due 7/1/27 TBA (f)	1,700,000	1,719,656
2.50%, due 6/1/28	4,691,754	4,793,087
3.00%, due 7/1/27 TBA (f)	5,600,000	5,797,400
3.00%, due 9/1/33	2,951,319	3,004,519
3.00%, due 11/1/42 TBA (f)	500,000	494,619
3.00%, due 8/1/43	6,095,944	6,074,214
3.00%, due 4/1/45	800,001	796,103
3.00%, due 5/1/45	1,100,000	1,094,641
3.00%, due 6/1/45	4,500,000	4,478,075
3.50%, due 12/1/20	1,295,950	1,366,383
3.50%, due 9/1/25	80,833	85,371
3.50%, due 11/1/25	42,124	44,506
3.50%, due 3/1/26	266,937	281,999
3.50%, due 1/1/29	824,250	869,047
3.50%, due 3/1/29	35,619	37,555
3.50%, due 1/1/43 TBA (f)	17,500,000	17,956,299
4.00%, due 7/1/23	347,139	367,364
4.00%, due 8/1/25	154,943	165,140
4.00%, due 1/1/31	415,254	442,579
4.00%, due 11/1/41	196,729	208,600
4.00%, due 1/1/42	208,536	221,140
4.00%, due 4/1/42	4,807,548	5,096,887

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-41

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.00%, due 5/1/44	$9,799,999	$10,365,195
4.50%, due 4/1/22	99,131	103,944
4.50%, due 4/1/23	24,398	25,930
4.50%, due 6/1/24	60,729	64,879
4.50%, due 7/1/24	143,255	153,517
4.50%, due 5/1/25	290,413	302,633
4.50%, due 4/1/31	393,414	426,969
4.50%, due 9/1/35	172,667	187,244
4.50%, due 2/1/39	334,202	360,651
4.50%, due 4/1/39	237,129	255,895
4.50%, due 6/1/39	533,205	575,692
4.50%, due 11/1/39	2,711,572	2,936,268
4.50%, due 12/1/39	287,998	311,865
4.50%, due 8/1/40	243,389	263,621
4.50%, due 9/1/40	1,222,366	1,320,768
4.50%, due 11/1/40	507,194	549,867
4.50%, due 7/1/41	479,785	518,964
4.50%, due 1/1/44	929,918	1,005,089
4.50%, due 11/1/44	400,000	432,100
5.00%, due 3/1/23	8,337	8,710
5.00%, due 6/1/23	136,620	147,924
5.00%, due 8/1/23	16,648	17,997
5.00%, due 7/1/24	116,416	126,024
5.00%, due 3/1/25	267,936	288,881
5.00%, due 6/1/30	332,574	367,110
5.00%, due 8/1/35	124,341	137,735
5.00%, due 4/1/37	2,006,559	2,219,576
5.00%, due 5/1/37 TBA (f)	500,000	549,989
5.00%, due 8/1/37	390,504	429,778
5.00%, due 3/1/40	2,052,013	2,276,197
5.50%, due 12/1/18	79,289	83,037
5.50%, due 9/1/21	131,690	142,065
5.50%, due 9/1/22	92,990	98,538
5.50%, due 9/1/37	825,471	923,882
5.50%, due 8/1/38	375,040	419,637
5.50%, due 12/1/38	1,049,501	1,174,785
6.00%, due 7/1/21	420,685	454,346
6.00%, due 8/1/36	305,243	345,318
6.00%, due 9/1/37	342,053	386,819
6.00%, due 5/1/40	894,389	1,019,194
6.50%, due 7/1/17	18,131	18,184
6.50%, due 11/1/35	42,750	48,960
6.50%, due 8/1/37	62,804	71,928
6.50%, due 11/1/37	128,139	146,753
6.50%, due 9/1/39	281,295	322,158
7.00%, due 1/1/33	548,380	625,922
7.00%, due 9/1/33	118,998	136,988

		89,440,443

	Principal Amount	Value
♦Federal National Mortgage Association 2.0%
1.00%, due 12/28/17	$1,500,000	$1,494,952
1.00%, due 2/15/18	2,700,000	2,688,490
1.125%, due 7/20/18	2,725,000	2,722,932
1.625%, due 1/21/20	4,000,000	3,994,456
1.75%, due 6/20/19	2,500,000	2,526,720
1.875%, due 2/19/19	4,300,000	4,381,042
2.625%, due 9/6/24	5,075,000	5,076,959

		22,885,551

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 14.9%
2.249%, due 6/1/42 (a)	894,235	919,904
2.50%, due 2/1/28	3,262,080	3,322,221
2.50%, due 5/1/28	3,883,023	3,954,480
2.50%, due 9/1/28	834,970	850,355
2.50%, due 6/1/30	2,500,000	2,532,680
2.50%, due 5/1/43	816,270	784,073
2.665%, due 1/1/42 (a)	1,626,708	1,710,729
3.00%, due 2/1/29	6,067,236	6,290,140
3.00%, due 9/1/29	2,181,385	2,261,527
3.00%, due 4/1/35	1,086,853	1,107,851
3.00%, due 12/1/42 TBA (f)	19,400,000	19,277,613
3.00%, due 8/1/43	1,201,199	1,201,581
3.00%, due 9/1/43	2,214,767	2,215,335
3.50%, due 10/1/20	1,375,209	1,450,728
3.50%, due 9/1/21	108,431	114,385
3.50%, due 11/1/28	846,364	893,562
3.50%, due 4/1/29	1,279,309	1,349,889
3.50%, due 8/1/29	930,713	982,049
3.50%, due 2/1/32	760,767	795,294
3.50%, due 4/1/32	1,035,064	1,082,120
3.50%, due 10/1/34	703,205	735,906
3.50%, due 11/1/40	427,221	441,381
3.50%, due 3/1/42	481,242	497,553
3.50%, due 9/1/42	493,158	509,804
3.50%, due 1/1/43 TBA (f)	46,000,000	47,282,970
3.50%, due 10/1/43	3,994,451	4,124,718
3.50%, due 12/1/43	241,888	249,558
4.00%, due 8/1/18	389,073	407,848
4.00%, due 4/1/20	261,547	274,161
4.00%, due 10/1/20	149	157
4.00%, due 3/1/22	125,760	133,129
4.00%, due 12/1/25	1,848,964	1,976,042
4.00%, due 4/1/31	633,596	676,238
4.00%, due 12/1/39	205,628	217,984
4.00%, due 7/1/40	1,042,034	1,106,616
4.00%, due 11/1/41	2,250,199	2,390,331
4.00%, due 3/1/42	1,613,441	1,713,918
4.00%, due 5/1/42	2,390,468	2,542,479
4.00%, due 5/1/42 TBA (f)	200,000	211,427
4.00%, due 6/1/44	621,038	658,035

M-42	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 9/1/44	$1,172,721	$1,243,401
4.00%, due 11/1/44	16,188,406	17,165,236
4.50%, due 5/1/24	554,506	591,835
4.50%, due 7/1/26	758,734	814,856
4.50%, due 4/1/31	564,397	613,807
4.50%, due 11/1/35	390,417	424,213
4.50%, due 4/1/41	1,107,551	1,200,632
4.50%, due 5/1/41	1,581,785	1,714,424
4.50%, due 7/1/41	3,489,853	3,782,268
4.50%, due 9/1/41	1,255,231	1,360,611
4.50%, due 9/1/43	388,542	420,057
4.50%, due 3/1/44	619,299	669,531
4.50%, due 8/1/44	3,700,717	4,001,069
4.50%, due 10/1/44	268,891	291,402
5.00%, due 12/1/23	562,493	611,880
5.00%, due 4/1/29	92,542	102,083
5.00%, due 4/1/31	471,443	521,942
5.00%, due 3/1/34	785,614	882,531
5.00%, due 4/1/34	898,327	1,002,751
5.00%, due 4/1/35	419,804	464,728
5.00%, due 2/1/36	396,896	438,986
5.00%, due 5/1/37	701	773
5.00%, due 6/1/37	464,628	512,688
5.00%, due 2/1/38	1,435,310	1,586,736
5.00%, due 5/1/38	782,826	863,504
5.00%, due 7/1/38	555,742	621,355
5.00%, due 1/1/39	265,942	293,350
5.00%, due 9/1/39	411,935	456,158
5.00%, due 10/1/39	472,055	526,057
5.50%, due 5/1/16	1,794	1,803
5.50%, due 1/1/21	4,624	4,971
5.50%, due 12/1/21	9,431	10,147
5.50%, due 1/1/22	66,221	71,705
5.50%, due 2/1/22	3,299	3,608
5.50%, due 10/1/28	832,745	933,629
5.50%, due 4/1/34	233,366	262,823
5.50%, due 7/1/35	33,561	37,856
5.50%, due 2/1/37	1,143,571	1,282,816
5.50%, due 8/1/37	216,765	243,581
5.50%, due 2/1/38	142,799	160,116
5.50%, due 3/1/38	676,785	759,337
5.50%, due 6/1/38	539,420	604,901
5.50%, due 7/1/38	137,348	153,987
5.50%, due 1/1/39	1,200,776	1,347,665
5.50%, due 2/1/39	484,537	545,049
5.50%, due 11/1/39	217,474	243,821
5.50%, due 6/1/40	162,651	182,358
6.00%, due 3/1/36	89,931	102,208
6.00%, due 11/1/37	200,485	228,001

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 10/1/38	$1,027,558	$1,167,336
6.00%, due 12/1/38	705,907	800,291
6.00%, due 4/1/40	348,192	395,836
6.00%, due 10/1/40	510,757	580,233
6.50%, due 10/1/36	94,397	108,701
6.50%, due 1/1/37	301,743	361,335
6.50%, due 8/1/37	19,421	22,472
6.50%, due 10/1/37	90,543	103,981
7.00%, due 9/1/37	74,122	84,975
7.00%, due 10/1/37	1,876	2,179
7.00%, due 11/1/37	9,847	12,035
7.50%, due 7/1/28	32,714	36,563

		173,281,954

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 8.3%
3.00%, due 5/1/43 TBA (f)	13,800,000	13,930,453
3.00%, due 7/15/43	606,556	614,545
3.00%, due 7/20/43	433,847	440,753
3.00%, due 8/15/43	1,793,320	1,816,330
3.00%, due 8/20/43	89,553	90,979
3.00%, due 12/20/43	186,317	189,283
3.50%, due 4/15/43	2,165,324	2,250,058
3.50%, due 6/1/43 TBA (f)	16,400,000	17,020,768
3.50%, due 8/20/43	3,381,381	3,519,837
3.50%, due 11/20/43	3,320,446	3,452,211
3.50%, due 1/15/45	398,107	413,556
4.00%, due 12/15/41	299,970	319,564
4.00%, due 1/20/42	2,513,132	2,679,960
4.00%, due 2/20/42	1,007,006	1,073,331
4.00%, due 1/1/43 TBA (f)	500,000	529,873
4.00%, due 8/20/43	3,304,403	3,544,981
4.00%, due 10/20/43	1,646,457	1,746,098
4.00%, due 3/15/44	191,184	203,671
4.00%, due 6/20/44	1,065,033	1,129,490
4.00%, due 7/15/44	2,388,033	2,544,014
4.00%, due 8/20/44	3,529,371	3,742,974
4.00%, due 9/20/44	500,000	530,261
4.50%, due 6/15/39	2,486,776	2,702,456
4.50%, due 6/15/40	530,738	576,855
4.50%, due 6/20/40	1,175,944	1,283,147
4.50%, due 9/15/40	3,142,308	3,449,080
4.50%, due 2/1/41 TBA (f)	11,300,000	12,168,130
4.50%, due 3/20/41	453,264	494,588
4.50%, due 4/20/41	364,450	397,677
4.50%, due 9/20/41	671,528	734,204
4.50%, due 12/20/41	115,729	126,281
4.50%, due 4/20/42	237,739	259,415
4.50%, due 8/20/43	787,436	849,080
4.50%, due 3/20/44	1,159,936	1,251,437

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-43

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 1/15/39	$88,532	$98,211
5.00%, due 3/15/39	37,399	41,517
5.00%, due 8/15/39	100,251	111,120
5.00%, due 9/15/39	950,392	1,070,656
5.00%, due 6/15/40	775,158	859,173
5.00%, due 7/15/40	601,863	667,676
5.00%, due 9/20/40	2,973,189	3,315,509
5.00%, due 10/20/41	186,146	207,328
5.00%, due 8/20/43	176,382	192,163
5.50%, due 1/20/35	9,542	10,887
5.50%, due 7/15/35	131,261	148,609
5.50%, due 8/15/35	96,554	110,528
5.50%, due 5/15/36	94,412	107,244
5.50%, due 6/15/38	101,641	114,985
5.50%, due 1/15/39	219,783	248,214
5.50%, due 3/20/39	710,161	800,168
5.50%, due 7/15/39	173,978	196,483
5.50%, due 12/15/39	60,260	68,054
5.50%, due 2/15/40	357,717	404,031
6.00%, due 11/15/37	53,699	61,409
6.00%, due 12/15/37	405,062	462,762
6.00%, due 9/15/38	334,051	381,639
6.00%, due 10/15/38	117,791	134,571
6.50%, due 1/15/36	138,821	158,364
6.50%, due 3/15/36	112,767	128,643
6.50%, due 6/15/36	91,850	104,782
6.50%, due 9/15/36	43,382	49,724
6.50%, due 7/15/37	116,334	132,712
7.00%, due 7/15/31	40,358	43,534

		96,506,036

♦United States Treasury Bonds 3.1%
2.50%, due 2/15/45	4,360,000	3,837,149
3.00%, due 11/15/44	8,295,000	8,114,194
3.375%, due 5/15/44	1,805,000	1,895,956
4.25%, due 5/15/39	9,400,000	11,343,158
4.25%, due 11/15/40	2,800,000	3,388,437
5.375%, due 2/15/31	5,000,000	6,721,485

		35,300,379

♦United States Treasury Notes 10.1%
0.625%, due 12/15/16	2,700,000	2,705,484
0.875%, due 1/15/18	37,550,000	37,561,715
1.00%, due 2/15/18	2,500,000	2,507,422
1.00%, due 3/15/18	8,475,000	8,494,865
1.00%, due 5/15/18	11,125,000	11,137,171
1.125%, due 6/15/18	12,700,000	12,747,625
1.375%, due 4/30/20	10,945,000	10,825,283
1.50%, due 5/31/20	6,235,000	6,200,901
1.625%, due 7/31/19	8,500,000	8,572,386
1.625%, due 12/31/19	1,375,000	1,380,694
1.625%, due 11/15/22	1,600,000	1,546,626

	Principal Amount	Value
United States Treasury Notes (continued)
1.75%, due 4/30/22	$75,000	$73,594
1.875%, due 5/31/22	9,575,000	9,468,775
2.125%, due 5/15/25	3,825,000	3,755,672

		116,978,213

Total U.S. Government & Federal Agencies (Cost $559,114,877)		563,756,738

Total Long-Term Bonds (Cost $1,146,306,509)		1,151,868,745

	Shares
Exchange-Traded Fund 1.0% (g)
♦iShares IBOXX Investment Grade Corporate Bond Fund	97,361	11,266,615

Total Exchange-Traded Fund (Cost $11,480,517)		11,266,615

	Principal Amount
Short-Term Investments 12.0%
Financial Company Commercial Paper 1.1%
Massachusetts Mutual Life Insurance Co. 0.101%, due 7/7/15 (b)(h)	$5,000,000	4,999,917
Travelers Cos. 0.071%, due 7/1/15 (b)(h)	7,500,000	7,500,000

Total Financial Company Commercial Paper (Cost $12,499,917)		12,499,917

Other Commercial Paper 7.3%
Chevron Corp. 0.086%, due 7/13/15 (b)(h)	10,000,000	9,999,717
Disney (Walt) Co. The 0.081%, due 7/10/15 (b)(h)	10,000,000	9,999,800
GDF Suez 0.162%, due 7/13/15 (b)(h)	5,000,001	4,999,734
Hershey Foods Corp. 0.091%, due 7/6/15 (b)(h)	10,000,000	9,999,876
Kimberly Clark Corp. 0.091%, due 7/20/15 (b)(h)	5,000,000	4,999,762
NSTAR Electric Co. 0.142%, due 7/7/15 (b)(h)	10,000,000	9,999,767
PepsiCo, Inc. 0.071%, due 7/20/15 (b)(h)	10,000,000	9,999,630
Southern California Edison Co. 0.314%, due 7/14/15 (b)(h)	10,000,000	9,998,881
Unilever Capital Corp. 0.091%, due 7/13/15 (b)(h)	10,000,000	9,999,700
WGL Holdings, Inc. 0.274%, due 7/8/15 (b)(h)	5,000,000	4,999,737

Total Other Commercial Paper (Cost $84,996,604)		84,996,604

M-44	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments (continued)
Repurchase Agreements 3.6%
Bank of Montreal 0.09%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $5,000,013 (Collateralized by United States Treasury securities with rates between 0.00% and 8.75% and maturity dates between 10/8/15 and 2/15/36, with a Principal Amount of $5,043,700 and a Market Value of $5,100,055)	$5,000,000	$5,000,000
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $33,139 (Collateralized by a Federal National Mortgage Association security with a rate of 2.11% and a maturity date of 11/7/22, with a Principal Amount of $35,000 and a Market Value of $33,974)	33,139	33,139
TD Securities (U.S.A.) LLC 0.09%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $36,608,092 (Collateralized by United States Treasury securities with rates between 1.50% and 2.50% and maturity dates between 10/31/19 and 5/15/24, with a Principal Amount of $36,975,900 and a Market Value of $37,340,199)	36,608,000	36,608,000

Total Repurchase Agreements (Cost $41,641,139)		41,641,139

Total Short-Term Investments (Cost $139,137,660)		139,137,660

Total Investments (Cost $1,296,924,686) (i)	112.3%	1,302,273,020
Other Assets, Less Liabilities	(12.3)	(142,221,314)
Net Assets	100.0%	$1,160,051,706
‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2015.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, the total market value of this security was $4,300,000, which represented 0.4% of the Portfolio’s net assets.

(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2015.

(f)	TBA - Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2015, the total market value of these securities was $136,939,197, which represented 11.8% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(g)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(h)	Interest rate shown represents yield to maturity.

(i)	As of June 30, 2015, cost was $1,296,978,217 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$15,669,495
Gross unrealized depreciation	(10,374,692)

Net unrealized appreciation	$5,294,803

As of June 30, 2015, the Portfolio held the following Futures Contracts1:

Type	Number of Contracts Long	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	160	September 2015	$35,030,000	$59,480
5-Year United States Treasury Note	178	September 2015	21,227,891	(5,422)
10-Year United States Treasury Note	120	September 2015	15,140,625	(104,921)
United States Treasury Ultra Long Bond	19	September 2015	2,927,187	(118,812)
United States Treasury Long Bond	55	September 2015	8,296,406	(78,382)

			$82,622,109	$(248,057)

1.	As of June 30, 2015, cash in the amount of $685,400 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2015.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-45

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities (b)	$—	$84,743,715	$4,300,000	$89,043,715
Corporate Bonds	—	396,753,925	—	396,753,925
Foreign Government Bonds	—	6,982,203	—	6,982,203
Mortgage-Backed Securities	—	85,383,040	—	85,383,040
Municipal Bonds	—	9,949,124	—	9,949,124
U.S. Government & Federal Agencies	—	563,756,738	—	563,756,738

Total Long-Term Bonds	—	1,147,568,745	4,300,000	1,151,868,745

Exchange-Traded Fund	11,266,615	—	—	11,266,615
Short-Term Investments
Financial Company Commercial Paper	—	12,499,917	—	12,499,917
Other Commercial Paper	—	84,996,604	—	84,996,604
Repurchase Agreements	—	41,641,139	—	41,641,139

Total Short-Term Investments	—	139,137,660	—	139,137,660

Total Investments in Securities	11,266,615	1,286,706,405	4,300,000	1,302,273,020

Other Financial Instruments
Futures Contracts Long (c)	59,480	—	—	59,480

Total Investments in Securities and Other Financial Instruments	$11,326,095	$1,286,706,405	$4,300,000	$1,302,332,500

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (c)	$(307,537)	$—	$—	$(307,537)

Total Other Financial Instruments	$(307,537)	$—	$—	$(307,537)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $4,300,000 is held in Other ABS within the Asset-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2015 (a)
Long-Term Bonds
Asset-Backed Securities
Other ABS	$—	$—	$—	$—	$4,300,000	$—	$—	$—	$4,300,000	$—

Total	$—	$—	$—	$—	$4,300,000	$—	$—	$—	$4,300,000	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-46	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,296,924,686)	$1,302,273,020
Cash collateral on deposit at broker	685,400
Receivables:
Investment securities sold	88,162,778
Interest	5,933,161
Fund shares sold	135,762
Other assets	5,065

Total assets	1,397,195,186

Liabilities
Payables:
Investment securities purchased	236,348,630
Manager (See Note 3)	455,725
Fund shares redeemed	85,499
Shareholder communication	80,201
NYLIFE Distributors (See Note 3)	71,874
Custodian	41,591
Professional fees	35,289
Variation margin on futures contracts	19,042
Trustees	718
Accrued expenses	4,911

Total liabilities	237,143,480

Net assets	$1,160,051,706

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$80,291
Additional paid-in capital	1,115,090,136

1,115,170,427
Undistributed net investment income	36,610,571
Accumulated net realized gain (loss) on investments and futures transactions	3,170,431
Net unrealized appreciation (depreciation) on investments and futures contracts	5,100,277

Net assets	$1,160,051,706

Initial Class
Net assets applicable to outstanding shares	$811,771,602

Shares of beneficial interest outstanding	56,009,062

Net asset value per share outstanding	$14.49

Service Class
Net assets applicable to outstanding shares	$348,280,104

Shares of beneficial interest outstanding	24,281,728

Net asset value per share outstanding	$14.34

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-47

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$14,378,220
Dividends	31,998

Total income	14,410,218

Expenses
Manager (See Note 3)	2,700,383
Distribution and service—Service Class (See Note 3)	443,974
Shareholder communication	86,124
Custodian	57,061
Professional fees	48,572
Trustees	9,760
Miscellaneous	17,714

Total expenses	3,363,588

Net investment income (loss)	11,046,630

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	5,168,805
Futures transactions	(535,216)

Net realized gain (loss) on investments and futures transactions	4,633,589

Net change in unrealized appreciation (depreciation) on:
Investments	(17,751,578)
Futures contracts	(375,504)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(18,127,082)

Net realized and unrealized gain (loss) on investments and futures transactions	(13,493,493)

Net increase (decrease) in net assets resulting from operations	$(2,446,863)

M-48	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,046,630	$23,440,157
Net realized gain (loss) on investments and futures transactions	4,633,589	11,504,732
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(18,127,082)	24,072,429

Net increase (decrease) in net assets resulting from operations	(2,446,863)	59,017,318

Dividends to shareholders:
Initial Class	—	(14,496,574)
Service Class	—	(6,263,840)

Total dividends to shareholders	—	(20,760,414)

Capital share transactions:
Net proceeds from sale of shares	161,501,338	124,770,144
Net asset value of shares issued to shareholders in reinvestment of dividends	—	20,760,414
Cost of shares redeemed	(90,778,757)	(133,301,666)

Increase (decrease) in net assets derived from capital share transactions	70,722,581	12,228,892

Net increase (decrease) in net assets	68,275,718	50,485,796

Net Assets
Beginning of period	1,091,775,988	1,041,290,192

End of period	$1,160,051,706	$1,091,775,988

Undistributed net investment income at end of period	$36,610,571	$25,563,941

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-49

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$14.52		$14.00	$14.78	$14.97	$14.63	$14.17

Net investment income (loss) (a)	0.15		0.33	0.26	0.28	0.40	0.48
Net realized and unrealized gain (loss) on investments	(0.18)		0.49	(0.54)	0.41	0.66	0.64

Total from investment operations	(0.03)		0.82	(0.28)	0.69	1.06	1.12

Less dividends and distributions:
From net investment income	—		(0.30)	(0.27)	(0.37)	(0.49)	(0.47)
From net realized gain on investments	—		—	(0.23)	(0.51)	(0.23)	(0.19)

Total dividends and distributions	—		(0.30)	(0.50)	(0.88)	(0.72)	(0.66)

Net asset value at end of period	$14.49		$14.52	$14.00	$14.78	$14.97	$14.63

Total investment return	(0.21	%)(b)(c)	5.82%	(1.82%)	4.66%	7.24%	7.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.06	% ††	2.29%	1.82%	1.84%	2.70%	3.26%
Net expenses	0.52	% ††	0.53%	0.53%	0.53%	0.54%	0.55%
Portfolio turnover rate (d)	177%		262%	327%	311%	293%	127%
Net assets at end of period (in 000’s)	$811,772		$733,113	$676,544	$608,651	$530,001	$554,818

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 92%, 116%, 170%, 222%, 231% and 97% for the six months ended June 30, 2015 and years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

M-50	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$14.39		$13.87	$14.64	$14.85	$14.53	$14.09

Net investment income (loss) (a)	0.13		0.29	0.22	0.24	0.36	0.44
Net realized and unrealized gain (loss) on investments	(0.18)		0.48	(0.52)	0.40	0.65	0.63

Total from investment operations	(0.05)		0.77	(0.30)	0.64	1.01	1.07

Less dividends and distributions:
From net investment income	—		(0.25)	(0.24)	(0.34)	(0.46)	(0.44)
From net realized gain on investments	—		—	(0.23)	(0.51)	(0.23)	(0.19)

Total dividends and distributions	—		(0.25)	(0.47)	(0.85)	(0.69)	(0.63)

Net asset value at end of period	$14.34		$14.39	$13.87	$14.64	$14.85	$14.53

Total investment return	(0.35	%)(b)(c)	5.56%	(2.07%)	4.40%	6.98%	7.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.80	% ††	2.04%	1.55%	1.59%	2.43%	2.99%
Net expenses	0.77	% ††	0.78%	0.78%	0.78%	0.79%	0.80%
Portfolio turnover rate (d)	177%		262%	327%	311%	293%	127%
Net assets at end of period (in 000’s)	$348,280		$358,663	$364,746	$442,860	$374,152	$321,271

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 92%, 116%, 170%, 222%, 231% and 97% for the six months ended June 30, 2015 and years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-51

MainStay VP Cash Management Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	0.00%	0.01%	0.01%	1.34%	0.47%

7-Day Current Yield: 0.01%[4]

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Average Lipper Variable Products Money Market Portfolio[5]	–0.02%	–0.03%	–0.02%	1.32%

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance for the ten-year period ended June 30, 2015 reflects nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 1.32% for Initial Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	As of June 30, 2015, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.34% and the 7-day current yield would have been –0.34%. The current yield is more reflective of the Portfolio’s earnings than the total return.
5.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper universe which may include portfolios that do not maintain a stable net asset value of $1.00 per share. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-52	MainStay VP Cash Management Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Cash Management Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,000.00	$0.64	$1,024.10	$0.65

1.	Expenses are equal to the Portfolio’s net annualized expense ratio of 0.13% multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-53

Portfolio Composition as of June 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-57 for specific holdings within these categories.

M-54	MainStay VP Cash Management Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Thomas J. Girard and David E. Clement, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Cash Management Portfolio perform relative to its peers during the six months ended June 30, 2015?

As of June 30, 2015, Initial Class shares of MainStay VP Cash Management Portfolio provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the six months ended June 30, 2015, Initial Class shares of MainStay VP Cash Management Portfolio returned 0.00%. The Portfolio outperformed the –0.02% return of the average Lipper1 Variable Products Money Market Portfolio for the six months ended June 30, 2015. Performance figures for the Portfolio reflect certain fee waivers and/or expense limitations without which total returns may have been different.

What were the most significant factors and risks that influenced the markets in which the Portfolio invested during the six months ended June 30, 2015?

There were two primary factors that influenced the money markets during the reporting period.

The first factor was the anticipation by market participants that the Federal Reserve would raise the target federal funds rate sometime in 2015. Initially, action by the Federal Reserve was anticipated to occur sometime between the June meeting and the September meeting. By the end of the reporting period, however, expectations for a rate hike had softened somewhat, and the expected time frame for the hike had been pushed out to occur sometime between September and the end of the year.

The second factor that influenced the money markets was supply—or the lack of supply—especially in U.S. Treasury bills and repurchase agreements. U.S. Treasury bill supply/demand was at such an imbalance that yields were negative at the end of the reporting period for bills with maturities of four weeks and shorter, placing some maturities at their lowest levels since July of 2013. Demand for U.S. Treasury bills is expected to intensify as fund complexes transform some of their prime funds to U.S. government funds in response to new market reforms. In addition, current regulations continue to encourage the dealer community to reduce their balance sheets, restricting the repurchase agreement market and putting pressure on the yields of these instruments. In our opinion, this pressure isn’t likely to abate soon.

What was the Portfolio’s duration2 strategy during the reporting period?

As of June 30, 2015, the Portfolio’s duration target (weighted average days to maturity) was 49 days. This compared to a duration target of 46 days as of December 31, 2014, and 46 days as of June 30, 2014. Throughout the reporting period, the Portfolio maintained a days-to-maturity target range of 45 to 50 days. We viewed this range as neutral, and it did not have a significant impact on the Portfolio’s performance.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The lack of opportunities in the floating-rate securities sector prompted the Portfolio to move some cash into repurchase agreements. When future opportunities arise, we anticipate moving some of this cash back into floating-rate securities. The sell-off in the short U.S. Treasury coupon sector enabled the Portfolio to increase its yield by investing in these securities.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, floating-rate securities continued to perform well. A cheapening in asset-backed securities led the Portfolio to look closer at—and increase investments in—the sector, particularly at the end of the reporting period. U.S. Treasury bills rallied at the end of the reporting period, making these securities less attractive.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio made significant purchases in a 0.375% U.S. Treasury note maturing 1/31/16, a 0.375% U.S. Treasury note maturing 4/30/16 and a 0.36% Enterprise Fleet Financing 3/20/16 asset-backed security.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.

M-55

How did the Portfolio’s sector weightings change during the reporting period?

During the first half of 2015, the Portfolio increased its allocation to agency securities and repurchase agreements and decreased its allocation to certificates of deposit and corporate securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-56	MainStay VP Cash Management Portfolio

Portfolio of Investments June 30, 2015 (Unaudited)

	Principal Amount	Amortized Cost
Short-Term Investments 100.1%†
Certificates of Deposit 5.6%
Bank of Montreal 0.266%, due 7/14/15 (a)	$6,055,000	$6,055,000
JPMorgan Chase Bank NA 0.327%, due 10/23/15 (a)	6,025,000	6,025,000
Toronto-Dominion Bank (The)
0.275%, due 9/4/15 (a)	6,000,000	6,000,000
0.275%, due 11/18/15 (a)	6,075,000	6,075,000
0.31%, due 2/12/16 (a)	5,955,000	5,955,000

		30,110,000

Financial Company Commercial Paper 24.6%
American Express Credit Corp. 0.34%, due 9/1/15 (b)	6,000,000	5,996,487
American Honda Finance Corp.
0.10%, due 7/10/15 (b)	2,715,000	2,714,932
0.10%, due 7/28/15 (b)	8,895,000	8,894,333
0.11%, due 8/10/15 (b)	5,850,000	5,849,285
Bank of Nova Scotia (The) 0.13%, due 8/25/15 (b)(c)	7,500,000	7,498,510
Caterpillar Financial Services Corp.
0.08%, due 7/20/15 (b)	2,955,000	2,954,875
0.09%, due 7/27/15 (b)	4,000,000	3,999,740
0.11%, due 8/18/15 (b)	9,000,000	8,998,680
0.12%, due 8/28/15 (b)	3,000,000	2,999,420
Commonwealth Bank of Australia
0.271%, due 10/7/15 (b)(c)	5,985,000	5,985,000
0.303%, due 4/29/16 (b)(c)	5,900,000	5,900,000
CPPIB Capital, Inc.
0.11%, due 7/15/15 (b)(c)	7,500,000	7,499,679
0.12%, due 7/20/15 (b)(c)	5,910,000	5,909,626
John Deere Bank SA 0.10%, due 7/15/15 (b)(c)	8,000,000	7,999,689
John Deere Capital Corp. 0.12%, due 7/13/15 (b)(c)	8,840,000	8,839,646
Massachusetts Mutual Life Insurance Co.
0.10%, due 7/13/15 (b)(c)	6,000,000	5,999,800
0.10%, due 7/21/15 (b)(c)	6,250,000	6,249,653
National Australia Bank, Ltd. 0.14%, due 8/28/15 (b)(c)	7,500,000	7,498,308
National Rural Utilities Cooperative Finance Corp. 0.10%, due 7/16/15 (b)	8,700,000	8,699,638
Nationwide Life Insurance Co.
0.15%, due 7/13/15 (b)(c)	2,980,000	2,979,851
0.17%, due 7/8/15 (b)(c)	8,600,000	8,599,716

		132,066,868

Government Agency Debt 5.3%
Federal Farm Credit Bank 0.03%, due 8/4/15	17,000,000	16,999,518

	Principal Amount	Amortized Cost
Government Agency Debt (continued)
Federal Home Loan Bank
0.03%, due 7/6/15	$7,750,000	$7,749,968
0.035%, due 8/4/15	2,000,000	1,999,934
0.04%, due 7/28/15	2,000,000	1,999,940

		28,749,360

Other Commercial Paper 42.6%
Brown-Forman Corp.
0.16%, due 7/10/15 (b)(c)	8,000,000	7,999,680
0.18%, due 7/10/15 (b)(c)	2,006,000	2,005,910
Chevron Corp.
0.07%, due 7/14/15 (b)(c)	6,200,000	6,199,843
0.08%, due 7/14/15 (b)(c)	9,000,000	8,999,740
0.085%, due 7/13/15 (b)(c)	3,000,000	2,999,915
Coca-Cola Co. (The)
0.09%, due 8/19/15 (b)(c)	4,450,000	4,449,455
0.21%, due 10/13/15 (b)(c)	8,770,000	8,764,679
ConocoPhillips Qatar Funding, Ltd. 0.12%, due 8/5/15 (b)(c)	4,255,000	4,254,504
EMC Corp. 0.14%, due 7/28/15 (b)(c)	4,000,000	3,999,580
Exxon Mobil Corp. 0.10%, due 8/17/15 (b)	7,500,000	7,499,021
Google, Inc. 0.08%, due 8/25/15 (b)(c)	8,250,000	8,248,992
Hershey Co. (The) 0.09%, due 7/7/15 (b)(c)	2,500,000	2,499,962
Johnson & Johnson 0.07%, due 7/13/15 (b)(c)	8,860,000	8,859,793
Microsoft Corp.
0.07%, due 7/15/15 (b)(c)	3,680,000	3,679,900
0.07%, due 7/22/15 (b)(c)	6,500,000	6,499,735
NSTAR Electric Co.
0.13%, due 7/8/15 (b)	6,000,000	5,999,848
0.13%, due 7/13/15 (b)	3,430,000	3,429,851
0.16%, due 7/6/15 (b)	7,500,000	7,499,833
PACCAR Financial Corp. 0.10%, due 7/27/15 (b)	5,600,000	5,599,595
PepsiCo, Inc.
0.08%, due 7/14/15 (b)(c)	5,900,000	5,899,829
0.08%, due 7/17/15 (b)(c)	5,600,000	5,599,801
Province of British Columbia
0.07%, due 7/21/15 (b)	7,250,000	7,249,718
0.08%, due 7/24/15 (b)	1,485,000	1,484,924
Province of Ontario 0.09%, due 7/17/15 (b)	8,700,000	8,699,652
Province of Quebec
0.09%, due 7/10/15 (b)(c)	7,000,000	6,999,842
0.09%, due 8/14/15 (b)(c)	9,700,000	9,698,933

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-57

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Amortized Cost
Short-Term Investments (continued)
Other Commercial Paper (continued)
QUALCOMM, Inc.
0.11%, due 7/14/15 (b)(c)	$7,385,000	$7,384,787
0.12%, due 9/15/15 (b)(c)	8,250,000	8,247,910
Roche Holdings, Inc. 0.095%, due 7/22/15 (b)(c)	2,950,000	2,949,836
Southern California Edison Co. 0.27%, due 7/6/15 (b)(c)	8,890,000	8,889,667
Southern Co. Funding Corp. 0.25%, due 7/28/15 (b)(c)	3,500,000	3,499,344
St. Jude Medical, Inc. 0.27%, due 7/31/15 (b)(c)	8,895,000	8,892,999
United Parcel Service, Inc.
0.04%, due 7/9/15 (b)(c)	6,000,000	5,999,947
0.06%, due 7/27/15 (b)(c)	9,000,000	8,999,610
United Technologies Corp. 0.12%, due 7/31/15 (b)(c)	2,980,000	2,979,702
Walt Disney Co. (The) 0.09%, due 8/31/15 (b)(c)	7,200,000	7,198,902
WGL Holdings, Inc.
0.20%, due 7/6/15 (b)(c)	2,500,000	2,499,931
0.28%, due 7/21/15 (b)(c)	6,000,000	5,999,067

		228,664,237

Other Notes 1.1%
Bank of New York Mellon Corp. (The) 0.507%, due 10/23/15 (a)	3,230,000	3,232,048
Enterprise Fleet Financing LLC Series 2015-1, Class A1 0.36%, due 3/20/16 (c)	2,871,088	2,871,088

		6,103,136

Treasury Debt 12.9%
United States Treasury Notes
0.25%, due 7/31/15	4,850,000	4,850,507
0.25%, due 9/30/15	5,970,000	5,971,625
0.25%, due 10/31/15	6,050,000	6,052,225
0.25%, due 11/30/15	6,000,000	6,002,160
0.25%, due 12/31/15	6,030,000	6,031,950
0.25%, due 2/29/16	5,945,000	5,946,564
0.375%, due 8/31/15	4,850,000	4,851,772
0.375%, due 1/31/16	5,875,000	5,877,345
0.375%, due 3/31/16	6,000,000	6,004,106
0.375%, due 4/30/16	5,845,000	5,847,987
0.375%, due 5/31/16	5,890,000	5,894,511
0.50%, due 6/30/16	5,910,000	5,920,259

		69,251,011

	Principal Amount	Amortized Cost
Treasury Repurchase Agreements 8.0%
Bank of America N.A. 0.10%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $20,000,056 (Collateralized by a United States Treasury Note with a rate of 0.25% and a maturity date of 5/15/16, with a Principal Amount of $20,406,400 and a Market Value of $20,400,023)	$20,000,000	$20,000,000
Bank of Montreal 0.09%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $15,000,038 (Collateralized by United States Treasury securities with rates between 0.625% and 8.00% and maturity dates between 6/30/17 and 5/15/44, with a Principal Amount of $14,131,000 and a Market Value of $15,300,012)	15,000,000	15,000,000
TD Securities (U.S.A.) LLC 0.09%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $8,015,020 (Collateralized by a United States Treasury Note with a rate of 2.50% and a maturity date of 5/15/24, with a Principal Amount of $8,010,100 and a Market Value of $8,175,308)	8,015,000	8,015,000

		43,015,000

Total Short-Term Investments (Amortized Cost $537,959,612) (d)	100.1%	537,959,612
Other Assets, Less Liabilities	(0.1)	(625,911)
Net Assets	100.0%	$537,333,701

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2015.

(b)	Interest rate shown represents yield to maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

M-58	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$30,110,000	$—	$30,110,000
Financial Company Commercial Paper	—	132,066,868	—	132,066,868
Government Agency Debt	—	28,749,360	—	28,749,360
Other Commercial Paper	—	228,664,237	—	228,664,237
Other Notes	—	6,103,136	—	6,103,136
Treasury Debt	—	69,251,011	—	69,251,011
Treasury Repurchase Agreements	—	43,015,000	—	43,015,000

Total Investments in Securities	$—	$537,959,612	$—	$537,959,612

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-59

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

The table below sets forth the diversification of MainStay VP Cash Management Portfolio investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent†
Aerospace & Defense	$2,979,702	0.6%
Auto Manufacturers	23,058,145	4.3
Automobile ABS	2,871,088	0.5
Banks	60,223,866	11.2
Beverages	34,719,354	6.5
Computers	3,999,580	0.7
Diversified Financial Services	14,696,125	2.7
Electric	29,318,543	5.5
Finance—Investment Banker/Broker	13,409,305	2.5
Food	2,499,962	0.5
Gas	8,498,998	1.6
Health Care—Products	8,892,999	1.7
Health Care—Services	2,949,836	0.6
Insurance	23,829,020	4.4
Internet	8,248,992	1.5
Machinery—Construction & Mining	18,952,715	3.5
Machinery—Diversified	16,839,335	3.1
Media	7,198,902	1.3
Oil & Gas	29,953,023	5.6
Pharmaceuticals	8,859,793	1.6
Regional (State & Province)	34,133,069	6.4
Repurchase Agreements	43,015,000	8.0
Semiconductors	15,632,697	2.9
Software	10,179,635	1.9
Sovereign	98,000,371	18.2
Transportation	14,999,557	2.8

	537,959,612	100.1
Other Assets, Less Liabilities	(625,911)	(0.1)

Net Assets	$537,333,701	100.0%

†	Percentages indicated are based on Portfolio net assets.

M-60	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (amortized cost $537,959,612)	$537,959,612
Cash	401
Receivables:
Fund shares sold	866,178
Interest	58,198
Other assets	2,314

Total assets	538,886,703

Liabilities
Payables:
Fund shares redeemed	1,431,118
Manager (See Note 3)	42,286
Shareholder communication	41,189
Professional fees	26,079
Custodian	9,657
Trustees	459
Accrued expenses	2,214

Total liabilities	1,553,002

Net assets	$537,333,701

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$537,292
Additional paid-in capital	536,796,481

537,333,773
Undistributed net investment income	164
Accumulated net realized gain (loss) on investments	(236)

Net assets applicable to outstanding shares	$537,333,701

Shares of beneficial interest outstanding	537,292,147

Net asset value per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-61

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$380,257

Expenses
Manager (See Note 3)	1,208,901
Shareholder communication	42,658
Professional fees	29,926
Custodian	12,693
Trustees	4,969
Miscellaneous	8,158

Total expenses before waiver/reimbursement	1,307,305
Expense waiver/reimbursement from Manager (See Note 3)	(954,172)

Net expenses	353,133

Net investment income (loss)	27,124

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	66

Net increase (decrease) in net assets resulting from operations	$27,190

M-62	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$27,124	$60,888
Net realized gain (loss) on investments	66	(302)

Net increase (decrease) in net assets resulting from operations	27,190	60,586

Dividends to shareholders:
From net investment income	(27,124)	(60,860)

Capital share transactions:
Net proceeds from sale of shares	156,611,793	368,616,354
Net asset value of shares issued to shareholders in reinvestment of dividends	27,124	60,860
Cost of shares redeemed	(197,814,633)	(575,009,844)

Increase (decrease) in net assets derived from capital share transactions	(41,175,716)	(206,332,630)

Net increase (decrease) in net assets	(41,175,650)	(206,332,904)

Net Assets
Beginning of period	578,509,351	784,842,255

End of period	$537,333,701	$578,509,351

Undistributed net investment income at end of period	$164	$164

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-63

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
	2015*		2014		2013		2012		2011		2010
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	(0.00	)‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)	0.01%		0.02%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.13	%††	0.11%		0.14%		0.18%		0.15%		0.25%
Expenses (before waiver/reimbursement)	0.48	%††	0.47%		0.47%		0.47%		0.47%		0.50%
Net assets at end of period (in 000’s)	$537,334		$578,509		$784,842		$728,706		$889,255		$671,210

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.

M-64	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Common Stock Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	1.14%	7.54%	17.88%	7.89%	0.58%
Service Class Shares	1.01	7.27	17.59	7.61	0.83

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	1.23%	7.42%	17.34%	7.89%
Russell 1000® Index[3]	1.71	7.37	17.58	8.13
Average Lipper Variable Products Large-Cap Core Portfolio[4]	1.37	6.26	16.04	7.38

1.	Performance figures shown for the ten-year period ended June 30, 2015 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.87% for Initial Class shares and 7.60% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-65

Cost in Dollars of a $1,000 Investment in MainStay VP Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,011.40	$2.84	$1,022.00	$2.86

Service Class Shares	$1,000.00	$1,010.10	$4.09	$1,020.70	$4.11

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.57% for Initial Class and 0.82% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-66	MainStay VP Common Stock Portfolio

Industry Composition as of June 30, 2015 (Unaudited)

Banks	6.4%
Oil, Gas & Consumable Fuels	6.1
IT Services	5.0
Health Care Providers & Services	4.9
Pharmaceuticals	4.8
Technology Hardware, Storage & Peripherals	4.4
Biotechnology	4.1
Internet Software & Services	3.7
Specialty Retail	3.7
Software	3.5
Beverages	3.3
Insurance	3.3
Food & Staples Retailing	3.1
Media	3.1
Semiconductors & Semiconductor Equipment	2.8
Aerospace & Defense	2.7
Chemicals	2.4
Diversified Financial Services	2.2
Diversified Telecommunication Services	2.1
Hotels, Restaurants & Leisure	2.1
Communications Equipment	2.0
Commercial Services & Supplies	1.6
Industrial Conglomerates	1.6
Multiline Retail	1.6
Capital Markets	1.5
Internet & Catalog Retail	1.5
Energy Equipment & Services	1.3
Food Products	1.3
Household Products	1.3

Health Care Equipment & Supplies	1.2%
Containers & Packaging	1.0
Metals & Mining	1.0
Airlines	0.8
Auto Components	0.8
Exchange-Traded Fund	0.8
Real Estate Investment Trusts	0.8
Household Durables	0.7
Textiles, Apparel & Luxury Goods	0.7
Consumer Finance	0.6
Building Products	0.5
Leisure Products	0.5
Multi-Utilities	0.5
Paper & Forest Products	0.5
Electric Utilities	0.4
Machinery	0.4
Real Estate Management & Development	0.4
Tobacco	0.4
Air Freight & Logistics	0.2
Electrical Equipment	0.2
Gas Utilities	0.2
Electronic Equipment, Instruments & Components	0.0	‡
Life Sciences Tools & Services	0.0	‡
Road & Rail	0.0	‡
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-70 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.
2.	Microsoft Corp.
3.	Exxon Mobil Corp.
4.	Johnson & Johnson
5.	JPMorgan Chase & Co.
6.	Berkshire Hathaway, Inc. Class B
7.	Pfizer, Inc.
8.	Verizon Communications, Inc.
9.	Wells Fargo & Co.
10.	Bank of America Corp.

M-67

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Common Stock Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Common Stock Portfolio returned 1.14% for Initial Class shares and 1.01% for Service Class shares. Over the same period, both share classes underperformed the 1.23% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark, and the 1.71% return of the Russell 1000® Index,1 which is the secondary benchmark of the Portfolio. Both share classes underperformed the 1.37% return of the Average Lipper1 Variable Products Large-Cap Core Portfolio for the six months ended June 30, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underexposure to interest-rate sensitive, yield-heavy stocks helped the Portfolio’s relative performance, as these stocks underperformed in anticipation of the Federal Reserve’s decision to raise interest rates this year. While a plethora of merger and acquisition deals provided support for domestic equities, our strategy’s return was negatively affected by some of the deals in which the Portfolio held underweight positions in target companies. Among these were health care providers & services companies Cigna and Humana, pharmaceutical company Perrigo, logic device company Altera, and semiconductor company Broadcom.

Although the price of crude oil rebounded somewhat from the sell-off in January and March, uncertainties about crude oil demand and geopolitics caused crude oil prices to be highly volatile. As a result, several high-beta2 and low-quality energy companies saw their share prices plunge during the reporting period, causing the energy sector to be the second-worst sector in the S&P 500® Index after utilities. While our high-quality bias in energy helped the Portfolio’s relative performance, some of the underperformance of low-quality, high-beta and high-leverage energy companies had a negative impact on the performance of our valuation factor,3 as these cheap stocks became cheaper. Industry momentum, which is a gauge of industry trend, was also negatively affected by sudden inflections and reversals among energy stocks.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive sector contributions to the Portfolio’s relative performance came from health care, financials and materials. (Contributions take weightings and total returns into account.) In each of these sectors, the main driver was stock selection. The sectors that detracted the most from the Portfolio’s relative performance were information technology, consumer discretionary and consumer staples. Unfavorable stock selection was the primary reason in all three sectors, while some of the negative sector contribution was offset by positive allocation effects from an overweight position relative to the S&P 500® Index in consumer discretionary and an underweight position relative to the Index in consumer staples.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive contribution to the Portfolio’s absolute performance came from Electronic Arts, a large independent publisher and distributor of interactive games. The Portfolio held an overweight position relative to the S&P 500® Index in the stock. Electronic Arts achieved superior earnings and revenue growth by successfully expanding into higher-margin digital sources over prior periods. The Portfolio also held an overweight position relative to the S&P 500® Index in multiline managed care company Centene. The company’s shares significantly outperformed the market, driven by solid operating performance and managed care industry consolidation, and the position contributed positively to absolute performance. Air carrier JetBlue Airways outperformed the S&P 500® Index and other airline peers during the reporting period, contributing positively to absolute performance. The company successfully executed fare increases and effectively contained operational costs. JetBlue has performed well in terms of passenger revenue per available seat mile (PRASM), a common measure of the unit revenue of airlines.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market .
3.	Our valuation factor is an aspect of our model that gives higher rankings to inexpensive stocks. When these stocks show weak performance, so does our valuation factor.

M-68	MainStay VP Common Stock Portfolio

The Portfolio held large positions in telecommunications carrier Windstream Holdings, solar module maker First Solar, and industrial equipment rental company United Rentals, which were the weakest contributors to the Portfolio’s absolute performance. Windstream saw its shares decline on reduced earnings guidance. Windstream’s status as a high-dividend-payout company put downward pressure on its share price as interest-rate-sensitive stocks were punished, particularly during the second quarter of 2015. First Solar reported first-quarter 2015 results that were below Wall Street analysts’ expectations. The company cited project delays and a higher mix of module-only sales among the reasons for the shortfall. The share price of United Rentals dropped in May after the company lowered guidance on rental rates and utilization, as depressed oil prices led to reduced rental demand from the energy industry.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio started buying the largest U.S. pharmacy chain, CVS Health Corp., which was a significantly underweight Portfolio position in January. By the end of the reporting period, the position was as fully overweight as our process would allow. The purchase was driven primarily by the stock’s improved momentum reading within our model. The Portfolio also purchased shares of online retailer Amazon.com during the reporting period. The Portfolio was initially as underweight in this stock as our model would allow, but purchases made in May and June reduced the degree to which the Portfolio was underweight relative to the S&P 500® Index. The purchases were driven by Amazon’s improved momentum and sentiment scores.

We sold shares of Xerox, one of the largest global business-outsourcing companies, in large quantities starting in January. The Portfolio’s position in Xerox was initially as overweight as our model would allow. This position was reduced to a modest overweight by the end of the reporting period. While Xerox’s valuation reading became more attractive as the share price fell, negative sentiment and weak momentum scores offset the contribution from the stock’s high valuation ranking in our model, making Xerox a less-compelling stock to own. The Portfolio also sold computer and imaging systems company

Hewlett-Packard during the reporting period. Hewlett-Packard has suffered with the decline in the worldwide personal computer market. The stock was also negatively affected by a strong U.S. dollar. We started trimming the size of the Portfolio’s position in March, and we had completely sold all of the Portfolio’s long positions in the stock by May. Expectation for Hewlett-Packard’s return diminished because of a poor momentum reading, even though our model found the stock’s valuation attractive.

How did the Portfolio’s sector weightings change during the reporting period?

Materials saw the most substantial increase in relative sector weighting during the reporting period, followed by information technology and consumer discretionary. The Portfolio moved from an underweight to an overweight position in materials, with the increase resulting from purchases of stocks in chemicals and containers & packaging. Purchases of data processing and communications equipment stocks increased the degree to which the Portfolio was overweight in the information technology sector. The Portfolio also increased its overweight position in the consumer discretionary sector, most notably through investments in department stores and apparel retail.

Telecommunication services saw the most substantial decrease in relative sector weighting, as the Portfolio moved from an overweight position relative to the S&P 500® Index to a modestly underweight position. The Portfolio’s underweight position in industrials became increasingly underweight as we sold shares of airlines and construction machinery companies. The Portfolio’s exposure to the health care sector went from an overweight in the beginning of 2015 to an underweight position as of June 30, 2015, driven by sales of stocks in pharmaceutical companies.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the Portfolio was most substantially overweight relative to the S&P 500® Index in the information technology sector, followed by consumer discretionary and materials. As of the same date, the Portfolio’s most substantially underweight sector was industrials, followed by utilities and financials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-69

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value
Common Stocks 99.2% †
Aerospace & Defense 2.7%
Boeing Co. (The)	50,634	$7,023,948
General Dynamics Corp.	37,301	5,285,179
Huntington Ingalls Industries, Inc.	28,534	3,212,643
L-3 Communications Holdings, Inc.	1,478	167,576
Northrop Grumman Corp.	3,598	570,751
Textron, Inc.	85,807	3,829,566
United Technologies Corp.	4,832	536,014

		20,625,677

Air Freight & Logistics 0.2%
FedEx Corp.	10,007	1,705,193

Airlines 0.8%
JetBlue Airways Corp. (a)	175,555	3,644,522
Southwest Airlines Co.	72,647	2,403,889

		6,048,411

Auto Components 0.8%
Delphi Automotive PLC	29,988	2,551,679
Goodyear Tire & Rubber Co. (The)	120,075	3,620,261

		6,171,940

Banks 6.4%
♦Bank of America Corp.	629,000	10,705,580
Citigroup, Inc.	185,692	10,257,626
Fifth Third Bancorp	27,965	582,231
♦JPMorgan Chase & Co.	203,509	13,789,770
KeyCorp	16,320	245,127
SunTrust Banks, Inc.	37,316	1,605,334
♦Wells Fargo & Co.	198,503	11,163,809

		48,349,477

Beverages 3.3%
Coca-Cola Co. (The)	217,038	8,514,401
Coca-Cola Enterprises, Inc.	86,764	3,769,028
Dr. Pepper Snapple Group, Inc.	46,318	3,376,582
PepsiCo., Inc.	96,732	9,028,965

		24,688,976

Biotechnology 4.1%
Amgen, Inc.	52,636	8,080,679
Biogen, Inc. (a)	9,398	3,796,228
Celgene Corp. (a)	41,243	4,773,258
Gilead Sciences, Inc.	90,965	10,650,182
United Therapeutics Corp. (a)	18,927	3,292,352

		30,592,699

Building Products 0.5%
Masco Corp.	135,517	3,614,238

	Shares	Value
Capital Markets 1.5%
Ameriprise Financial, Inc.	5,185	$647,762
Bank of New York Mellon Corp. (The)	124,507	5,225,559
Goldman Sachs Group, Inc. (The)	233	48,648
Legg Mason, Inc.	48,893	2,519,456
State Street Corp.	41,485	3,194,345

		11,635,770

Chemicals 2.4%
Ashland, Inc.	26,945	3,284,595
Dow Chemical Co. (The)	111,183	5,689,234
LyondellBasell Industries, N.V. Class A	49,442	5,118,236
Mosaic Co. (The)	78,063	3,657,252

		17,749,317

Commercial Services & Supplies 1.6%
ADT Corp. (The)	44,503	1,493,966
Cintas Corp.	40,285	3,407,708
R.R. Donnelley & Sons Co.	180,037	3,138,045
Waste Management, Inc.	87,455	4,053,539

		12,093,258

Communications Equipment 2.0%
Cisco Systems, Inc.	308,883	8,481,927
Harris Corp.	24,320	1,870,451
Juniper Networks, Inc.	139,691	3,627,776
QUALCOMM, Inc.	17,173	1,075,545

		15,055,699

Consumer Finance 0.6%
American Express Co.	58,119	4,517,009
Discover Financial Services	4,162	239,814

		4,756,823

Containers & Packaging 1.0%
Avery Dennison Corp.	59,352	3,616,911
Rock-Tenn Co. Class A	3,141	189,088
Sealed Air Corp.	78,014	4,008,359

		7,814,358

Diversified Financial Services 2.2%
♦Berkshire Hathaway, Inc. Class B (a)	98,645	13,426,571
NASDAQ OMX Group, Inc. (The)	64,371	3,141,948

		16,568,519

Diversified Telecommunication Services 2.1%
AT&T, Inc.	126,563	4,495,518
Level 3 Communications, Inc. (a)	98	5,162
♦Verizon Communications, Inc.	240,696	11,218,840

		15,719,520

Electric Utilities 0.4%
American Electric Power Co., Inc.	16,874	893,816

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

M-70	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Entergy Corp.	24,820	$1,749,810
Xcel Energy, Inc.	1,251	40,257

		2,683,883

Electrical Equipment 0.2%
Emerson Electric Co.	21,890	1,213,363
Rockwell Automation, Inc.	689	85,877

		1,299,240

Electronic Equipment, Instruments & Components 0.0%‡
Jabil Circuit, Inc.	1,254	26,698

Energy Equipment & Services 1.3%
Cameron International Corp. (a)	4,034	211,261
Ensco PLC Class A	60,826	1,354,595
FMC Technologies, Inc. (a)	2,848	118,163
Oceaneering International, Inc.	56,981	2,654,745
Schlumberger, Ltd.	64,157	5,529,692

		9,868,456

Food & Staples Retailing 3.1%
Costco Wholesale Corp.	4,548	614,253
CVS Health Corp.	79,495	8,337,435
Kroger Co. (The)	67,592	4,901,096
Wal-Mart Stores, Inc.	110,783	7,857,838
Whole Foods Market, Inc.	44,920	1,771,645

		23,482,267

Food Products 1.3%
Archer-Daniels-Midland Co.	91,601	4,417,000
ConAgra Foods, Inc.	5,151	225,202
Hormel Foods Corp.	27,609	1,556,319
Ingredion, Inc.	42,296	3,375,644

		9,574,165

Gas Utilities 0.2%
UGI Corp.	46,814	1,612,742

Health Care Equipment & Supplies 1.2%
DENTSPLY International, Inc.	71,540	3,687,887
Edwards Lifesciences Corp. (a)	30,242	4,307,368
Medtronic PLC	13,586	1,006,723
Stryker Corp.	997	95,283

		9,097,261

Health Care Providers & Services 4.9%
Aetna, Inc.	43,976	5,605,181
AmerisourceBergen Corp.	39,540	4,204,684
Anthem, Inc.	31,879	5,232,619
Cardinal Health, Inc.	24,874	2,080,710
Centene Corp. (a)	47,350	3,806,940
Express Scripts Holding Co. (a)	10,653	947,478

	Shares	Value
Health Care Providers & Services (continued)
HCA Holdings, Inc. (a)	53,916	$4,891,259
Health Net, Inc. (a)	56,181	3,602,326
UnitedHealth Group, Inc.	51,754	6,313,988

		36,685,185

Hotels, Restaurants & Leisure 2.1%
Carnival Corp.	91,452	4,516,814
Darden Restaurants, Inc.	57,447	4,083,333
McDonald’s Corp.	31,156	2,962,001
Panera Bread Co. Class A (a)	18,711	3,270,121
Royal Caribbean Cruises, Ltd.	9,009	708,918
Starbucks Corp.	3,118	167,172
Wyndham Worldwide Corp.	4,133	338,534

		16,046,893

Household Durables 0.7%
Leggett & Platt, Inc.	77,028	3,749,723
Tempur Sealy International, Inc. (a)	23,798	1,568,288

		5,318,011

Household Products 1.3%
Procter & Gamble Co. (The)	122,283	9,567,422

Industrial Conglomerates 1.6%
3M Co.	31,386	4,842,860
General Electric Co.	286,597	7,614,882

		12,457,742

Insurance 3.3%
Aflac, Inc.	15,781	981,578
Allstate Corp. (The)	67,786	4,397,278
American International Group, Inc.	112,715	6,968,041
Assurant, Inc.	7,765	520,255
Hartford Financial Services Group, Inc. (The)	22,410	931,584
MetLife, Inc.	63,971	3,581,736
Prudential Financial, Inc.	42,380	3,709,098
Travelers Cos., Inc. (The)	40,460	3,910,863

		25,000,433

Internet & Catalog Retail 1.5%
Amazon.com, Inc. (a)	14,768	6,410,641
Expedia, Inc.	36,249	3,963,828
Netflix, Inc. (a)	1,236	811,978

		11,186,447

Internet Software & Services 3.7%
eBay, Inc. (a)	102,432	6,170,504
Facebook, Inc. Class A (a)	85,789	7,357,694
Google, Inc. Class A (a)	8,703	4,699,968
Google, Inc. Class C (a)	8,353	4,347,820
Rackspace Hosting, Inc. (a)	61,876	2,301,168
VeriSign, Inc. (a)	55,164	3,404,722

		28,281,876

IT Services 5.0%
Accenture PLC Class A	56,449	5,463,134

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-71

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
IT Services (continued)
Automatic Data Processing, Inc.	19,408	$1,557,104
Computer Sciences Corp.	56,353	3,699,011
International Business Machines Corp.	39,820	6,477,121
MasterCard, Inc. Class A	39,916	3,731,348
Teradata Corp. (a)	71,276	2,637,212
Total System Services, Inc.	89,426	3,735,324
Visa, Inc. Class A	79,260	5,322,309
Western Union Co. (The)	177,087	3,600,179
Xerox Corp.	132,925	1,414,322

		37,637,064

Leisure Products 0.5%
Hasbro, Inc.	52,099	3,896,484

Life Sciences Tools & Services 0.0%‡
Waters Corp. (a)	734	94,231

Machinery 0.4%
AGCO Corp.	29,095	1,652,014
Caterpillar, Inc.	9,569	811,643
Trinity Industries, Inc.	18,177	480,418

		2,944,075

Media 3.1%
Cablevision Systems Corp. Class A	150,932	3,613,312
CBS Corp. Class B	18,710	1,038,405
Cinemark Holdings, Inc.	59,044	2,371,798
Comcast Corp. Class A	163,445	9,829,582
Interpublic Group of Cos., Inc. (The)	101,633	1,958,468
Omnicom Group, Inc.	12,935	898,853
Walt Disney Co. (The)	32,596	3,720,507

		23,430,925

Metals & Mining 1.0%
Newmont Mining Corp.	156,927	3,665,815
Nucor Corp.	6,567	289,408
Steel Dynamics, Inc.	160,174	3,318,004

		7,273,227

Multi-Utilities 0.5%
Consolidated Edison, Inc.	21,005	1,215,769
Public Service Enterprise Group, Inc.	73,703	2,895,054

		4,110,823

Multiline Retail 1.6%
Kohl’s Corp.	62,091	3,887,518
Macy’s, Inc.	32,594	2,199,117
Target Corp.	69,319	5,658,510

		11,745,145

Oil, Gas & Consumable Fuels 6.1%
Anadarko Petroleum Corp.	2,683	209,435
Chevron Corp.	78,285	7,552,154
ConocoPhillips	68,696	4,218,621

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp.	12,223	$727,146
EOG Resources, Inc.	20,947	1,833,910
♦Exxon Mobil Corp.	200,819	16,708,141
Hess Corp.	14,268	954,244
Marathon Oil Corp.	33,515	889,488
Marathon Petroleum Corp.	36,474	1,907,955
Murphy Oil Corp.	29,136	1,211,184
Occidental Petroleum Corp.	28,392	2,208,046
QEP Resources, Inc.	4,083	75,576
Spectra Energy Corp.	328	10,693
Tesoro Corp.	33,644	2,839,890
Valero Energy Corp.	79,132	4,953,663

		46,300,146

Paper & Forest Products 0.5%
International Paper Co.	83,626	3,979,761

Pharmaceuticals 4.8%
AbbVie, Inc.	16,117	1,082,901
Allergan PLC (a)	4,503	1,366,480
Bristol-Myers Squibb Co.	16,575	1,102,901
Eli Lilly & Co.	29,405	2,455,024
♦Johnson & Johnson	147,914	14,415,698
Mallinckrodt PLC (a)	2,933	345,273
Merck & Co., Inc.	58,346	3,321,638
♦Pfizer, Inc.	350,919	11,766,314

		35,856,229

Real Estate Investment Trusts 0.8%
Crown Castle International Corp.	26,204	2,104,181
Host Hotels & Resorts, Inc.	62,135	1,232,137
Lamar Advertising Co. Class A	32,028	1,840,969
Simon Property Group, Inc.	2,044	353,653
Weyerhaeuser Co.	11,535	363,353

		5,894,293

Real Estate Management & Development 0.4%
CBRE Group, Inc. Class A (a)	86,474	3,199,538

Road & Rail 0.0%‡
Union Pacific Corp.	2,269	216,395

Semiconductors & Semiconductor Equipment 2.8%
First Solar, Inc. (a)	68,192	3,203,660
Intel Corp.	299,177	9,099,468
Micron Technology, Inc. (a)	163,495	3,080,246
NVIDIA Corp.	116,817	2,349,190
Teradyne, Inc.	164,583	3,174,806

		20,907,370

Software 3.5%
Citrix Systems, Inc. (a)	10,229	717,667
Electronic Arts, Inc. (a)	67,779	4,507,303

M-72	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software (continued)
♦Microsoft Corp.	390,763	$17,252,187
Oracle Corp.	89,552	3,608,946

		26,086,103

Specialty Retail 3.7%
Bed Bath & Beyond, Inc. (a)	53,337	3,679,186
Best Buy Co., Inc.	105,818	3,450,725
Dick’s Sporting Goods, Inc.	64,542	3,341,339
GameStop Corp. Class A	42,379	1,820,602
Gap, Inc. (The)	25,339	967,190
Home Depot, Inc. (The)	31,676	3,520,154
Lowe’s Cos., Inc.	88,433	5,922,358
Office Depot, Inc. (a)	117,044	1,013,601
Staples, Inc.	236,857	3,626,281
TJX Cos., Inc. (The)	4,896	323,968

		27,665,404

Technology Hardware, Storage & Peripherals 4.4%
♦Apple, Inc.	264,517	33,177,045

Textiles, Apparel & Luxury Goods 0.7%
Carter’s, Inc.	33,498	3,560,837
Coach, Inc.	28,365	981,713
Ralph Lauren Corp.	5,308	702,567

		5,245,117

Tobacco 0.4%
Altria Group, Inc.	27,135	1,327,173
Philip Morris International, Inc.	21,973	1,761,575

		3,088,748

Total Common Stocks (Cost $652,834,827)		748,126,719

Exchange-Traded Fund 0.8% (b)
S&P 500 Index—SPDR Trust Series 1	29,880	6,150,798

Total Exchange-Traded Fund (Cost $6,298,990)		6,150,798

	Principal Amount	Value
Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $20,856 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $25,000 and a Market Value of $24,351)	$20,856	$20,856

Total Short-Term Investment (Cost $20,856)		20,856

Total Investments (Cost $659,154,673) (c)	100.0%	754,298,373
Other Assets, Less Liabilities	0.0 ‡	263,294
Net Assets	100.0%	$754,561,667

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of June 30, 2015, cost was $661,564,794 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$110,826,020
Gross unrealized depreciation	(18,092,441)

Net unrealized appreciation	$92,733,579

The following abbreviation is used in the preceding pages:

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-73

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$748,126,719	$—	$—	$748,126,719
Exchange-Traded Fund	6,150,798	—	—	6,150,798
Short-Term Investment
Repurchase Agreement	—	20,856	—	20,856

Total Investments in Securities	$754,277,517	$20,856	$—	$754,298,373

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-74	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $659,154,673)	$754,298,373
Receivables:
Dividends	673,506
Fund shares sold	360,692
Other assets	3,566

Total assets	755,336,137

Liabilities
Payables:
Manager (See Note 3)	342,584
Fund shares redeemed	306,731
Shareholder communication	55,098
NYLIFE Distributors (See Note 3)	31,619
Professional fees	26,632
Custodian	7,485
Trustees	483
Accrued expenses	3,838

Total liabilities	774,470

Net assets	$754,561,667

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,884
Additional paid-in capital	556,990,604

557,017,488
Undistributed net investment income	15,248,582
Accumulated net realized gain (loss) on investments	87,151,897
Net unrealized appreciation (depreciation) on investments	95,143,700

Net assets	$754,561,667

Initial Class
Net assets applicable to outstanding shares	$603,275,925

Shares of beneficial interest outstanding	21,460,231

Net asset value per share outstanding	$28.11

Service Class
Net assets applicable to outstanding shares	$151,285,742

Shares of beneficial interest outstanding	5,423,638

Net asset value per share outstanding	$27.89

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-75

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends	$7,898,683

Expenses
Manager (See Note 3)	2,055,098
Distribution and service—Service Class (See Note 3)	186,166
Shareholder communication	58,589
Professional fees	35,118
Custodian	11,666
Trustees	6,622
Miscellaneous	12,434

Total expenses	2,365,693

Net investment income (loss)	5,532,990

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	33,429,740
Net change in unrealized appreciation (depreciation) on investments	(30,511,239)

Net realized and unrealized gain (loss) on investments	2,918,501

Net increase (decrease) in net assets resulting from operations	$8,451,491

M-76	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,532,990	$9,688,598
Net realized gain (loss) on investments	33,429,740	94,661,168
Net change in unrealized appreciation (depreciation) on investments	(30,511,239)	(9,661,982)

Net increase (decrease) in net assets resulting from operations	8,451,491	94,687,784

Dividends to shareholders:
From net investment income:
Initial Class	—	(7,338,521)
Service Class	—	(1,241,076)

Total dividends to shareholders	—	(8,579,597)

Capital share transactions:
Net proceeds from sale of shares	46,563,921	60,222,806
Net asset value of shares issued to shareholders in reinvestment of dividends	—	8,579,597
Cost of shares redeemed	(47,302,951)	(69,860,143)

Increase (decrease) in net assets derived from capital share transactions	(739,030)	(1,057,740)

Net increase (decrease) in net assets	7,712,461	85,050,447

Net Assets
Beginning of period	746,849,206	661,798,759

End of period	$754,561,667	$746,849,206

Undistributed net investment income at end of period	$15,248,582	$9,715,592

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-77

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$27.80		$24.58	$18.40	$16.02	$16.04	$14.48

Net investment income (loss)	0.21	(a)	0.37 (a)	0.37	0.32 (a)	0.25 (a)	0.20 (a)
Net realized and unrealized gain (loss) on investments	0.10		3.19	6.16	2.36	(0.02)	1.60

Total from investment operations	0.31		3.56	6.53	2.68	0.23	1.80

Less dividends:
From net investment income	—		(0.34)	(0.35)	(0.30)	(0.25)	(0.24)

Net asset value at end of period	$28.11		$27.80	$24.58	$18.40	$16.02	$16.04

Total investment return	1.12	%(b)(c)	14.53%	35.66%	16.72%	1.57%	12.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51	%††	1.44%	1.48%	1.80%	1.45%	1.40%
Net expenses	0.57	%††	0.58%	0.58%	0.59%	0.59%	0.61%
Portfolio turnover rate	56%		111%	108%	132%	102%	107%
Net assets at end of period (in 000’s)	$603,276		$605,679	$570,986	$472,324	$452,849	$574,582

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$27.61		$24.44	$18.31	$15.94	$15.96	$14.41

Net investment income (loss)	0.18	(a)	0.31 (a)	0.26	0.27 (a)	0.21 (a)	0.17 (a)
Net realized and unrealized gain (loss) on investments	0.10		3.15	6.17	2.35	(0.02)	1.59

Total from investment operations	0.28		3.46	6.43	2.62	0.19	1.76

Less dividends:
From net investment income	—		(0.29)	(0.30)	(0.25)	(0.21)	(0.21)

Net asset value at end of period	$27.89		$27.61	$24.44	$18.31	$15.94	$15.96

Total investment return	1.01	%(b)	14.25%	35.32%	16.43%	1.31%	12.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26	%††	1.19%	1.23%	1.54%	1.21%	1.15%
Net expenses	0.82	%††	0.83%	0.83%	0.84%	0.84%	0.86%
Portfolio turnover rate	56%		111%	108%	132%	102%	107%
Net assets at end of period (in 000’s)	$151,286		$141,170	$90,813	$59,329	$56,929	$65,829

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

M-78	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	1.42%	1.78%	8.79%	6.28%	0.84%
Service Class Shares	1.29	1.53	8.52	6.01	1.09

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	1.23%	7.42%	17.34%	7.59%
MSCI EAFE® Index[3]	5.52	–4.22	9.54	3.49
Barclays U.S. Aggregate Bond Index[3]	–0.10	1.86	3.35	4.77
Conservative Allocation Composite Index[3]	0.94	2.99	8.46	5.93
Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio[4]	0.78	1.06	6.68	4.90

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%–40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-79

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,014.20	$0.15	$1,024.60	$0.15

Service Class Shares	$1,000.00	$1,012.90	$1.40	$1,023.40	$1.40

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-80	MainStay VP Conservative Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-85 for specific holdings.

M-81

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Conservative Allocation Portfolio returned 1.42% for Initial Class shares and 1.29% for Service Class shares. Over the same period, both share classes outperformed the 1.23% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, but underperformed the 5.52% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Both share classes outperformed the –0.10% return of the Barclays U.S. Aggregate Bond Index2 and the 0.94% return of the Conservative Allocation Composite Index2 for the six months ended June 30, 2015. These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 0.78% return of the Average Lipper2 Variable Products Mixed-Asset Target Allocation Conservative Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s allocations to Underlying Portfolios/Funds that invest in international stocks and small-cap stocks—largely accounted for the Portfolio’s outperformance of its primary benchmark during the reporting period. Overall, small-cap stocks and international stocks outperformed U.S. large-cap stocks during the first half of 2015. The Portfolio’s underperformance of the MSCI EAFE® Index was largely the result of substantial allocations to Underlying Portfolios/Funds that invest in U.S. stocks and bonds. Overall, U.S. stocks and bonds underperformed international stocks by a substantial margin during the reporting period.

The Conservative Allocation Composite Index reflects a broader mix of asset classes than the S&P 500®

Index, and the Portfolio showed favorable performance relative to the Conservative Allocation Composite Index during the reporting period.

Returns associated with the management of the asset allocation policy were close to zero but did detract slightly from relative performance. A longstanding bias for stocks over bonds was closed out near year-end 2014, and the Portfolio was mildly underweight equities during most of the reporting period. The Portfolio’s positioning detracted very slightly from the Portfolio’s relative performance. Preferences for emerging markets over developed markets also detracted from the Portfolio’s relative performance, while a tilt toward small-cap stocks over large-cap stocks helped the Portfolio’s performance.

In the fixed-income portion of the Portfolio, we maintained a larger cash position than is customary for the Portfolio, which created a slight drag on relative performance. Credit exposure was reduced to a slightly more conservative level than that of the Barclays U.S. Aggregate Bond Index, which also detracted slightly from the Portfolio’s relative performance.

Asset allocation effects were very minor in the aggregate, totaling a small fraction of a percent. Contributions from the active returns of the Underlying Portfolios/Funds were also quite small. (Contributions take weightings and total returns into account.) The combination of the two resulted in Portfolio performance that slightly exceeded that of the Conservative Allocation Composite Index in the first half of 2015. Allocations to Underlying Portfolios/Funds that invest in international stocks were particularly helpful.

Since the asset class positioning of the Portfolio remained relatively close to that of the Conservative Allocation Composite Index at the end of the reporting period, we believed that it would be unlikely for this positioning to dramatically influence performance over the near-term. That may change, however, should market conditions offer more attractive investment opportunities. We were eager to ramp up equity exposure, but not at the prices that were available during the reporting period.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information in the management of the Portfolio, including the portfolio-level

1.	”New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-82	MainStay VP Conservative Allocation Portfolio

characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also considered attributes of the individual holdings within the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we sought to invest in Underlying Portfolios/Funds that we believed occupied attractively valued segments of the market, invested in fairly priced securities and were steered by individuals who had consistently demonstrated capable management in the past.

During the reporting period, active positioning was restrained in the Portfolio. Equity valuations have risen significantly in recent years and no longer appear, in our view, to offer much of a bargain. We believed that wage pressures could rise, which along with a strong dollar could diminish profit margins. These forces also could erode earnings growth. In our opinion, the U.S. economy appeared relatively healthy and equities appeared attractively positioned in relation to fixed-income alternatives during the reporting period. Because these influences tended to balance one another out, we maintained a position close to that of the Conservative Allocation Composite Index. Should we see a market pullback, we might become more enthusiastic about the investment prospects for U.S. stocks. In the interim, we limited our active positioning to a modest bias toward smaller-cap names, which we believed tended to be less sensitive to the effects of a strong dollar, and international markets, which we believed reflected better valuations.

In the fixed-income portion of the Portfolio, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index, as we have for several years. This reflected our expectation that healthy levels of economic growth could render further monetary intervention inappropriate and ultimately lead to upward pressure on wages and consumer pricing. During the reporting period, that view was premature at best, as interest rates remained at very low levels and investors appeared to be as concerned about deflation as they were about inflation. Fortunately, the impact on the Portfolio’s performance was rather small because short-term yields remained very low during the reporting period.

How did the Portfolio’s allocations change over the course of the reporting period?

The Portfolio’s allocations remained fairly stable across the reporting period. The largest change was the investment of some cash holdings in MainStay VP Bond Portfolio as we modestly extended the Portfolio’s duration. Allocations to international equities (through investments in MainStay ICAP International Fund, MainStay International Opportunities Fund, MainStay VP International Equity Portfolio and MainStay VP Emerging Markets Equity Portfolio) and to equity of smaller U.S. companies (through investments in MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP U.S. Small Cap Portfolio and MainStay VP Mid Cap Core Portfolio) also grew modestly. Funding for these investments was sourced from a variety of large-cap equity Underlying Portfolios/Funds, including MainStay VP Large Cap Growth Portfolio, MainStay ICAP Equity Fund, MainStay VP Marketfield Portfolio, MainStay MAP Fund and MainStay VP T. Rowe Price Equity Income Portfolio.

During the reporting period, the Portfolio entirely exited its position in MainStay Cushing Renaissance Advantage Fund, established during the summer of 2014, and initiated a position in the newly launched MainStay VP Cushing Renaissance Advantage Portfolio, which we increased to a more meaningful size. In the wake of turbulence in crude oil pricing, exposure was shifted from the upstream to the midstream sector of the master limited partnership (“MLP”) market by rolling out of MainStay Cushing Royalty Energy Income Fund and into MainStay Cushing MLP Premier Fund.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Portfolios/Funds that the Portfolio held for the entire reporting period, the highest returns came from MainStay International Opportunities Fund, MainStay VP Eagle Small Cap Growth Portfolio and MainStay ICAP International Fund. The lowest returns during the reporting period came from MainStay Cushing Royalty Energy Income Fund, which had by far the worst performance, followed by MainStay VP Cushing Renaissance Advantage Fund. Both of these Underlying Portfolios/Funds provided negative returns during the reporting period.

3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-83

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant positive contributions to the Portfolio’s overall performance came from MainStay International Opportunities Fund and MainStay ICAP International Fund, even though the positions in each of these Underlying Portfolios/Funds were not particularly large. MainStay VP Cushing Renaissance Advantage Portfolio made a negative contribution to the Portfolio’s overall performance, as did MainStay Cushing Royalty Energy Income Fund. In both cases, the positions were relatively small.

What factors and risks affected the Portfolio’s Underlying Fixed Income Portfolio/Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and persistent geopolitical risks (notably a potential sovereign default in Greece) kept U.S. Treasury yields relatively low among securities with longer maturities, while overnight rates remained anchored near zero. Indications of growing wage pressure and suggestions that the Federal Reserve may move away from its longstanding near-zero interest-rate policy may eventually have the opposite effect, but these factors did not significantly affect the market during the reporting period. In the credit market, spreads4 fluctuated some but finished the reporting period near where they began.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

During the reporting period, high-yield and floating-rate debt fared best on expectations of improving economic performance. Across most of the fixed-income spectrum, returns were in the low to very low single digits. Cash returned nothing at all, and investment-grade bonds as an asset class generally provided negative total returns.

Which Underlying Fixed Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s absolute performance, and which Underlying Fixed Income Portfolios/Funds were the greatest detractors?

During the reporting period, the Portfolio’s positions in MainStay VP Floating Rate Portfolio and MainStay Short Duration High Yield Fund both added to absolute performance. Over the same period, the Portfolio’s positions in MainStay VP Bond Portfolio and MainStay Total Return Bond Fund detracted slightly from the Portfolio’s absolute performance.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-84	MainStay VP Conservative Allocation Portfolio

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value

Affiliated Investment Companies 96.5%†
Equity Funds 38.6%
MainStay Cushing MLP Premier Fund Class I	304,273	$6,182,837
MainStay Emerging Markets Opportunities Fund Class I (a)	984,247	9,655,463
MainStay Epoch Global Choice Fund Class I (a)	1,425,990	28,320,161
MainStay Epoch U.S. All Cap Fund Class I	867,158	25,529,125
MainStay ICAP Equity Fund Class I	255,848	13,378,272
MainStay ICAP International Fund Class I	951,159	33,214,462
MainStay International Opportunities Fund Class I (a)	3,153,486	27,845,282
MainStay MAP Fund Class I	578,381	26,142,832
MainStay U.S. Equity Opportunities Fund Class I (b)	2,961,592	25,736,237
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	1,857,733	17,839,085
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	1,232,531	17,661,641
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	2,188,219	18,415,885
MainStay VP International Equity Portfolio Initial Class	771,809	10,896,286
MainStay VP Large Cap Growth Portfolio Initial Class (a)	986,475	23,093,821
MainStay VP Marketfield Portfolio Initial Class (a)(b)	1,186,745	11,449,404
MainStay VP Mid Cap Core Portfolio Initial Class	1,204,031	19,471,774
MainStay VP S&P 500 Index Portfolio Initial Class	237,823	10,094,604
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	2,313,751	31,602,832
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	1,154,267	16,193,889

Total Equity Funds (Cost $366,691,256)		372,723,892

Fixed Income Funds 57.9%
MainStay Short Duration High Yield Fund Class I (a)	3,955,090	39,392,701
MainStay Total Return Bond Fund Class I	3,689,481	38,850,239
MainStay VP Bond Portfolio Initial Class (a)	23,664,559	342,981,626
MainStay VP Floating Rate Portfolio Initial Class (a)	5,970,295	54,479,936
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2,906,014	29,614,807
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,686,899	14,761,523

	Shares	Value

Fixed Income Funds (continued)
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	3,841,430	$38,586,358

Total Fixed Income Funds (Cost $566,405,034)		558,667,190

Total Affiliated Investment Companies (Cost $933,096,290)		931,391,082

	Principal Amount
Short-Term Investment 3.6%
Repurchase Agreement 3.6%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $34,650,016 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $36,390,000 and a Market Value of $35,343,824)	$34,650,016	34,650,016

Total Short-Term Investment (Cost $34,650,016)		34,650,016

Total Investments (Cost $967,746,306) (c)	100.1%	966,041,098
Other Assets, Less Liabilities	(0.1)	(882,210)
Net Assets	100.0%	$965,158,888

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2015, cost was $968,267,006 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$9,757,058
Gross unrealized depreciation	(11,982,966)

Net unrealized depreciation	$(2,225,908)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-85

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$372,723,892	$—	$—	$372,723,892
Fixed Income Funds	558,667,190	—	—	558,667,190
Short-Term Investment
Repurchase Agreement	—	34,650,016	—	34,650,016

Total Investments in Securities	$931,391,082	$34,650,016	$—	$966,041,098

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-86	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $933,096,290)	$931,391,082
Repurchase agreement, at value (identified cost $34,650,016)	34,650,016
Receivables:
Fund shares sold	326,002
Other assets	4,258

Total assets	966,371,358

Liabilities
Due to custodian	388,455
Payables:
Investment securities purchased	315,622
Fund shares redeemed	218,978
NYLIFE Distributors (See Note 3)	196,156
Shareholder communication	67,027
Professional fees	19,120
Custodian	1,185
Trustees	630
Accrued expenses	5,297

Total liabilities	1,212,470

Net assets	$965,158,888

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$81,187
Additional paid-in capital	911,249,631

911,330,818
Undistributed net investment income	22,700,634
Accumulated net realized gain (loss) on investments	32,832,644
Net unrealized appreciation (depreciation) on investments	(1,705,208)

Net assets	$965,158,888

Initial Class
Net assets applicable to outstanding shares	$18,409,464

Shares of beneficial interest outstanding	1,532,393

Net asset value per share outstanding	$12.01

Service Class
Net assets applicable to outstanding shares	$946,749,424

Shares of beneficial interest outstanding	79,655,010

Net asset value per share outstanding	$11.89

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-87

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,739,174

Expenses
Distribution and service—Service Class (See Note 3)	1,165,325
Shareholder communication	67,929
Professional fees	29,881
Trustees	8,262
Custodian	2,298
Miscellaneous	12,104

Total expenses	1,285,799

Net investment income (loss)	2,453,375

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	3,001,230
Net change in unrealized appreciation (depreciation) on investments	6,108,765

Net realized and unrealized gain (loss) on investments	9,109,995

Net increase (decrease) in net assets resulting from operations	$11,563,370

M-88	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,453,375	$15,881,854
Net realized gain (loss) on investments from affiliated investment companies	3,001,230	59,643,162
Net change in unrealized appreciation (depreciation) on investments	6,108,765	(40,600,122)

Net increase (decrease) in net assets resulting from operations	11,563,370	34,924,894

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(382,604)
Service Class	—	(20,415,364)

	—	(20,797,968)

From net realized gain on investments:
Initial Class	—	(989,820)
Service Class	—	(57,771,177)

	—	(58,760,997)

Total dividends and distributions to shareholders	—	(79,558,965)

Capital share transactions:
Net proceeds from sale of shares	101,986,701	117,323,356
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	79,558,965
Cost of shares redeemed	(60,441,410)	(94,158,198)

Increase (decrease) in net assets derived from capital share transactions	41,545,291	102,724,123

Net increase (decrease) in net assets	53,108,661	58,090,052

Net Assets
Beginning of period	912,050,227	853,960,175

End of period	$965,158,888	$912,050,227

Undistributed net investment income at end of period	$22,700,634	$20,247,259

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-89

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.85		$12.47	$11.62	$11.35	$11.34	$10.37

Net investment income (loss) (a)	0.05		0.25	0.24	0.28	0.28	0.29
Net realized and unrealized gain (loss) on investments	0.11		0.28	1.24	0.93	0.03	0.95

Total from investment operations	0.16		0.53	1.48	1.21	0.31	1.24

Less dividends and distributions:
From net investment income	—		(0.32)	(0.31)	(0.26)	(0.25)	(0.27)
From net realized gain on investments	—		(0.83)	(0.32)	(0.68)	(0.05)	—

Total dividends and distributions	—		(1.15)	(0.63)	(0.94)	(0.30)	(0.27)

Net asset value at end of period	$12.01		$11.85	$12.47	$11.62	$11.35	$11.34

Total investment return	1.35	%(b)(c)	4.29%	13.03%	10.69%	2.90%	12.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.77	%††	1.99%	1.96%	2.34%	2.44%	2.66%
Net expenses (d)	0.03	%††	0.03%	0.03%	0.03%	0.04%	0.05%
Portfolio turnover rate	19%		47%	56%	53%	62%	26%
Net assets at end of period (in 000’s)	$18,409		$15,669	$14,971	$12,866	$9,472	$8,123

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.73		$12.37	$11.54	$11.28	$11.28	$10.33

Net investment income (loss) (a)	0.03		0.22	0.21	0.24	0.25	0.27
Net realized and unrealized gain (loss) on investments	0.13		0.26	1.23	0.93	0.03	0.94

Total from investment operations	0.16		0.48	1.44	1.17	0.28	1.21

Less dividends and distributions:
From net investment income	—		(0.29)	(0.29)	(0.23)	(0.23)	(0.26)
From net realized gain on investments	—		(0.83)	(0.32)	(0.68)	(0.05)	—

Total dividends and distributions	—		(1.12)	(0.61)	(0.91)	(0.28)	(0.26)

Net asset value at end of period	$11.89		$11.73	$12.37	$11.54	$11.28	$11.28

Total investment return	1.36	%(b)(c)	4.03%	12.75%	10.42%	2.65%	11.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51	%††	1.78%	1.73%	2.07%	2.23%	2.47%
Net expenses (d)	0.28	%††	0.28%	0.28%	0.28%	0.29%	0.30%
Portfolio turnover rate	19%		47%	56%	53%	62%	26%
Net assets at end of period (in 000’s)	$946,749		$896,381	$838,989	$680,119	$518,788	$408,238

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-90	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Convertible Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	3.62%	4.43%	12.15%	8.34%	0.63%
Service Class Shares	3.49	4.17	11.87	8.07	0.88

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
BofA Merrill Lynch All U.S. Convertibles Index[3]	3.59%	3.52%	12.62%	7.87%
Average Lipper Convertible Securities Fund[4]	2.82	1.64	10.54	6.50

1.	Performance figures shown for the ten-year period ended June 30, 2015 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 8.33% for Initial Class shares and 8.06% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-91

Cost in Dollars of a $1,000 Investment in MainStay VP Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,036.20	$3.18	$1,021.70	$3.16

Service Class Shares	$1,000.00	$1,034.90	$4.44	$1,020.40	$4.41

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.63% for Initial Class and 0.88% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-92	MainStay VP Convertible Portfolio

Portfolio Composition as of June 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-96 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	Gilead Sciences, Inc., 1.625%, due 5/1/16

2.	Priceline Group, Inc. (The), 0.35%–1.00%, due 3/15/18–6/15/20

3.	Stanley Black & Decker, Inc., 4.75%–6.25%

4.	JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.), (zero coupon), due 5/3/17

5.	Jarden Corp., 1.875%, due 9/15/18
6.	Danaher Corp., (zero coupon), due 1/22/21

7.	Medidata Solutions, Inc., 1.00%, due 8/1/18

8.	Teva Pharmaceutical Finance Co. LLC, 0.25%, due 2/1/26

9.	Teleflex, Inc., 3.875%, due 8/1/17

10.	HomeAway, Inc., 0.125%, due 4/1/19

M-93

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Convertible Portfolio perform relative to its primary benchmark and peers for the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Convertible Portfolio returned 3.62% for Initial Class shares and 3.49% for Service Class shares. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the 3.59% return of the BofA Merrill Lynch All U.S. Convertibles Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 2.82% return of the Average Lipper1 Convertible Securities Fund for the six months ended June 30, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to the BofA Merrill Lynch All U.S. Convertibles Index during the reporting period was not dictated by any overriding theme. Several of the Portfolio’s health care–related holdings performed very well during the reporting period. Biotechnology and pharmaceuticals holdings, such as Gilead Sciences, BioMarin Pharmaceutical and Salix Pharmaceuticals, rose sharply during the first half of 2015. Other health care–related holdings, such as Teleflex, Omnicare and Hologic, also contributed significantly to the Portfolio’s performance on both a relative and absolute basis. Several other holdings, including household products company Jarden, health care services company Anthem and metal fabricator RTI International Metals, also contributed positively to the Portfolio’s performance on both a relative and absolute basis. Offsetting these strong performers were several energy-related holdings, such as oil & gas services companies Helix Energy and Schlumberger, which hurt absolute performance but did not affect relative performance because our energy holdings outperformed the energy constituents of the BofA Merrill Lynch All U.S. Convertibles Index.

What was the Portfolio’s duration2 strategy during the reporting period?

Because convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates, duration does not guide our investment decisions. At the end of the reporting period, the Portfolio’s duration was 3.97 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Because convertible bond performance is largely determined by the performance of the underlying equity security, our decision-making process is guided by our analysis of the underlying equity and whether the convertible security is likely to participate in the equity’s upside and provide some measure of protection on the downside. Our equity analysis looks at the health and prospects of the underlying business, the strength of management, the financial stability of the company and the valuation of the security in question.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

The strongest positive sector contributions came from biotechnology and pharmaceuticals, semiconductors and health insurers. (Contributions take weightings and total returns into account.)

The Portfolio saw large gains from several of its biotechnology and pharmaceutical holdings. The convertible bonds of Gilead Sciences, Incyte Corp., BioMarin Pharmaceutical and Salix Pharmaceuticals were among the best performers in the Portfolio based on dollar gains for the reporting period. Incyte and BioMarin had positive announcements related to drugs in development. Salix agreed to be acquired by Valeant Pharmaceuticals, and Gilead reported several quarters of sales and earnings that exceeded expectations because of strong sales of Harvoni, the company’s novel drug therapy for hepatitis C.

The convertible bonds of several semiconductor-related companies were among the Portfolio’s substantially positive performers during the reporting period. The convertible bonds of NXP Semiconductor, Xilinx and Microchip Technology were among the Portfolio’s strong performers.

The Portfolio’s convertible bond holding in health insurer Anthem, Inc. (formerly Wellpoint) was the second-strongest performing security in the Portfolio during the reporting period. Anthem—and health insurers in general—rose sharply during the six-month reporting period on the basis of solid

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-94	MainStay VP Convertible Portfolio

earnings reports and news of consolidation within the industry. At the end of May, Humana (a rival of Anthem) announced that it would solicit offers for the purchase of the company. There was also speculation that insurer Cigna might be acquired. We believe that investors may view consolidation in the health insurance industry as positive for the few large companies such as Anthem that will remain.

Metals and oil & gas services were the Portfolio’s weakest market segments during the reporting period.

The convertible bonds of U.S. Steel and the convertible preferred shares of ArcelorMittal were two of the worst-performing securities in the Portfolio in terms of dollars lost during the reporting period. Metals & mining companies generally performed poorly because investors were concerned about slowing demand from China, high levels of inventory and inexpensive steel imports from India and China.

The convertible bonds of oil & gas services companies Helix Energy and Schlumberger Ltd. were among the Portfolio’s worst-performing holdings during the reporting period. Both companies were negatively affected by sharp declines in the price of crude oil and in the number of active drilling rigs in North America. With lower commodity prices, there is less demand for the services and equipment provided by these companies. We believed that the sharp decline in the active rig count might lead to a decrease in production, which could help boost commodity prices and, in turn, demand for energy equipment and services.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, noteworthy purchases included several new energy-related issues such as the convertible bonds of Whiting Petroleum and the convertible preferred shares of Southwestern Energy.

We also purchased several other attractive new issues, including the convertible bonds of third-party logistics company Echo Global Logistics and the convertible preferred shares of chemical manufacturer A. Schulman. We also added to some of the Portfolio’s larger positions, including positions in transportation company XPO Logistics, biotechnology company BioMarin Pharmaceutical, semiconductor company NXP Semiconductor and software company Proofpoint.

During the reporting period several positions in the Portfolio matured or converted and were taken out of the Portfolio. Among these were positions in lodging company MGM Resorts International and air carrier United Continental Holdings.

In addition, we reduced our holdings of metals-related companies by selling the Portfolio’s entire convertible preferred position in ArcelorMittal and by reducing our position in the convertible bonds of U.S. Steel. We sold the convertible bonds of Pacira Pharmaceutical after the company received warning letters from the Food & Drug Administration (FDA) regarding its key drug, Experel. We also sold the Portfolio’s position in pharmaceutical distribution company Omnicare after the company agreed to be acquired by CVS Corp.

How did the Portfolio’s sector weightings change during the reporting period?

During the first half of 2015, the Portfolio decreased its weightings in the consumer discretionary, financial, health care, materials and telecommunication services sectors. Over the same period, the Portfolio increased its weightings in the energy and industrials sectors. The Portfolio’s weightings in the consumer staples and information technology sectors were relatively unchanged during the reporting period.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the Portfolio held overweight positions relative to the BofA Merrill Lynch All U.S. Convertibles Index in the consumer discretionary and industrials sectors. As of the same date, the Portfolio held underweight positions relative to the benchmark in the financials and utilities sectors. At the end of the reporting period, the Portfolio held approximately neutral weightings relative to the benchmark in the energy, information technology, health care and consumer staples sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-95

Portfolio of Investments June 30, 2015 (Unaudited)

	Principal Amount	Value
Convertible Securities 84.7%† Convertible Bonds 73.1%
Auto Manufacturers 2.2%
Fiat Chrysler Automobiles N.V. 7.875%, due 12/15/16	$5,124,700	$6,476,340
Wabash National Corp. 3.375%, due 5/1/18	5,944,000	7,496,870

		13,973,210

Biotechnology 6.4%
BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	6,755,000	10,444,919
♦Gilead Sciences, Inc. 1.625%, due 5/1/16	3,353,000	17,295,210
Illumina, Inc. (zero coupon), due 6/15/19	2,699,000	3,173,012
0.50%, due 6/15/21	2,699,000	3,338,325
Isis Pharmaceuticals, Inc. 1.00%, due 11/15/21 (a)	2,993,000	3,238,052
Medicines Co. (The) 1.375%, due 6/1/17	2,787,000	3,330,465

		40,819,983

Commercial Services 4.1%
Carriage Services, Inc. 2.75%, due 3/15/21	4,631,000	5,551,411
Live Nation Entertainment, Inc. 2.50%, due 5/15/19	7,239,000	7,831,693
Macquarie Infrastructure Corp. 2.875%, due 7/15/19	10,798,000	12,775,384

		26,158,488

Computers 2.6%
Brocade Communications Systems, Inc. 1.375%, due 1/1/20 (a)	8,750,000	9,121,875
SanDisk Corp. 0.50%, due 10/15/20	7,726,000	7,528,021

		16,649,896

Distribution & Wholesale 1.0%
WESCO International, Inc. 6.00%, due 9/15/29	2,662,000	6,458,678

Energy—Alternate Sources 2.0%
SolarCity Corp. 1.625%, due 11/1/19 (a)	6,870,000	6,320,400
SunEdison, Inc. 0.25%, due 1/15/20 (a)	5,551,000	6,772,220

		13,092,620

	Principal Amount	Value
Finance—Leasing Companies 1.2%
Air Lease Corp. 3.875%, due 12/1/18	$5,652,000	$7,548,953

Health Care—Products 6.1%
♦Danaher Corp. (zero coupon), due 1/22/21	5,805,000	14,425,425
Hologic, Inc. 2.00%, due 3/1/42 (b)	5,246,000	6,931,278
Insulet Corp. 2.00%, due 6/15/19	1,958,000	1,899,260
♦Teleflex, Inc. 3.875%, due 8/1/17	5,964,000	13,184,167
Wright Medical Group, Inc. 2.00%, due 2/15/20 (a)	2,309,000	2,461,971

		38,902,101

Health Care—Services 1.7%
Anthem, Inc. 2.75%, due 10/15/42	4,852,000	10,671,367

Holding Company—Diversified 0.7%
Horizon Pharma Investment, Ltd. 2.50%, due 3/15/22 (a)	3,298,000	4,573,914

Home Builders 0.9%
Lennar Corp. 3.25%, due 11/15/21 (a)	2,673,000	5,842,176

Insurance 0.8%
Radian Group, Inc. 2.25%, due 3/1/19	3,014,000	5,363,036

Internet 5.4%
♦HomeAway, Inc. 0.125%, due 4/1/19	13,278,000	12,788,373
♦Priceline Group, Inc. (The) 0.35%, due 6/15/20	4,893,000	5,449,579
1.00%, due 3/15/18	8,317,000	11,113,591
Twitter, Inc. 0.25%, due 9/15/19 (a)	6,265,000	5,630,669

		34,982,212

Iron & Steel 0.8%
United States Steel Corp. 2.75%, due 4/1/19	4,983,000	5,515,558

Leisure Time 2.4%
♦Jarden Corp. 1.875%, due 9/15/18	9,099,000	15,297,694

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

M-96	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Machinery—Diversified 1.1%
Chart Industries, Inc. 2.00%, due 8/1/18	$7,544,000	$7,327,110

Media 0.6%
Liberty Interactive LLC 3.50%, due 1/15/31	292,000	152,205
Liberty Media Corp. 1.375%, due 10/15/23	3,916,000	3,739,780

		3,891,985

Oil & Gas 1.4%
Whiting Petroleum Corp. 1.25%, due 4/1/20 (a)	8,175,000	8,972,063

Oil & Gas Services 4.3%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	7,918,000	7,531,998
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/3/17 (a)(c)	10,185,000	15,522,958
Newpark Resources, Inc. 4.00%, due 10/1/17	2,427,000	2,557,451
SEACOR Holdings, Inc. 2.50%, due 12/15/27	1,751,000	1,801,341

		27,413,748

Pharmaceuticals 3.0%
Array BioPharma, Inc. 3.00%, due 6/1/20	1,951,000	2,472,892
Depomed, Inc. 2.50%, due 9/1/21	2,729,000	3,503,354
♦Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	9,464,000	13,273,260

		19,249,506

Real Estate Investment Trusts 2.4%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	4,322,000	6,747,723
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	6,391,000	8,759,664

		15,507,387

Semiconductors 8.9%
InvenSense, Inc. 1.75%, due 11/1/18	2,698,000	2,612,001
Lam Research Corp. 1.25%, due 5/15/18	4,539,000	6,459,564
Microchip Technology, Inc. 1.625%, due 2/15/25 (a)	12,426,000	12,596,857
Micron Technology, Inc. 3.00%, due 11/15/43	5,223,000	4,743,137

	Principal Amount	Value
Semiconductors (continued)
NVIDIA Corp. 1.00%, due 12/1/18	$5,473,000	$6,297,371
NXP Semiconductors N.V. 1.00%, due 12/1/19 (a)	7,676,000	8,985,717
ON Semiconductor Corp. 1.00%, due 12/1/20 (a)	6,774,000	6,735,896
Rambus, Inc. 1.125%, due 8/15/18	2,076,000	2,764,973
Xilinx, Inc. 2.625%, due 6/15/17	3,972,000	6,159,083

		57,354,599

Software 10.2%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	5,946,000	6,637,222
Citrix Systems, Inc. 0.50%, due 4/15/19	2,999,000	3,182,689
Cornerstone OnDemand, Inc. 1.50%, due 7/1/18	6,457,000	6,549,819
♦Medidata Solutions, Inc. 1.00%, due 8/1/18	11,423,000	13,550,534
Proofpoint, Inc. 0.75%, due 6/15/20 (a)	1,386,000	1,496,014
1.25%, due 12/15/18	3,009,000	5,102,136
Red Hat, Inc. 0.25%, due 10/1/19 (a)	8,536,000	10,488,610
Salesforce.com, Inc. 0.25%, due 4/1/18	5,485,000	6,681,415
Verint Systems, Inc. 1.50%, due 6/1/21	10,140,000	11,521,575

		65,210,014

Transportation 2.9%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	3,996,000	3,913,583
Echo Global Logistics, Inc. 2.50%, due 5/1/20	4,408,000	4,755,130
XPO Logistics, Inc. 4.50%, due 10/1/17	3,566,000	9,946,911

		18,615,624

Total Convertible Bonds (Cost $412,063,533)		469,391,922

	Shares
Convertible Preferred Stocks 11.6%
Aerospace & Defense 1.4%
United Technologies Corp. 7.50%	151,576	8,685,305

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-97

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Convertible Preferred Stocks (continued)
Chemicals 1.0%
A. Schulman, Inc. 6.00%	6,392	$6,703,211

Food 1.2%
Post Holdings, Inc. 3.75% (a)	27,639	3,334,452
Tyson Foods, Inc. 4.75%	87,752	4,520,105

		7,854,557

Hand & Machine Tools 2.5%
♦Stanley Black & Decker, Inc. 4.75%	67,155	9,737,475
6.25%	50,521	6,024,629

		15,762,104

Insurance 0.3%
Maiden Holdings, Ltd. Series B 7.25%	40,993	2,264,863

Mining 0.4%
Alcoa, Inc. 5.375%	59,015	2,332,863

Oil & Gas 1.1%
Sanchez Energy Corp. Series A 4.875%	23,784	700,815
Southwestern Energy Co. Series B 6.25%	129,303	6,383,689

		7,084,504

Pharmaceuticals 1.0%
Allergan PLC Series A 5.50%	6,285	6,552,615

Real Estate Investment Trusts 2.1%
American Tower Corp. Series A 5.25%	58,531	5,940,018
Crown Castle International Corp. Series A 4.50%	57,523	5,936,374
Health Care REIT, Inc. Series I 6.50%	26,800	1,592,992

		13,469,384

	Shares	Value
Telecommunications 0.6%
T-Mobile U.S., Inc. 5.50%	60,081	$4,055,468

Total Convertible Preferred Stocks (Cost $72,367,829)		74,764,874

Total Convertible Securities (Cost $484,431,362)		544,156,796

Common Stocks 2.5%
Airlines 0.8%
Delta Air Lines, Inc.	130,647	5,366,979

Auto Manufacturers 0.4%
General Motors Co.	72,307	2,409,992

Banks 0.5%
Bank of America Corp.	194,024	3,302,288

Oil & Gas Services 0.8%
Cameron International Corp. (d)	33,365	1,747,325
Halliburton Co.	73,392	3,160,994

		4,908,319

Total Common Stocks (Cost $16,454,051)		15,987,578

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $10.00 Expires 7/10/16 (d)	634	15,070
Strike Price $18.33 Expires 7/10/19 (d)	634	10,176

Total Warrants (Cost $569)		25,246

M-98	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 13.8%
Repurchase Agreement 13.8%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $88,320,484 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $94,200,000 and a Market Value of $90,087,793)	$88,320,484	$88,320,484

Total Short-Term Investment (Cost $88,320,484)		88,320,484

Total Investments (Cost $589,206,466) (e)	101.0%	648,490,104
Other Assets, Less Liabilities	(1.0)	(6,736,154)
Net Assets	100.0%	$641,753,950
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown was the rate in effect as of June 30, 2015.

(c)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents 2.4% of the Portfolio’s net assets.

(d)	Non-income producing security.

(e)	As of June 30, 2015, cost was $598,001,884 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$73,786,738
Gross unrealized depreciation	(23,298,518)

Net unrealized appreciation	$50,488,220

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$469,391,922	$—	$469,391,922
Convertible Preferred Stocks (b)	64,026,396	10,738,478	—	74,764,874

Total Convertible Securities	64,026,396	480,130,400	—	544,156,796

Common Stocks	15,987,578	—	—	15,987,578
Warrants	25,246	—	—	25,246
Short-Term Investment
Repurchase Agreement	—	88,320,484	—	88,320,484

Total Investments in Securities	$80,039,220	$568,450,884	$—	$648,490,104

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 securities valued at $6,703,211, $3,334,452 and $700,815 are held in Chemicals, Food and Oil & Gas, respectively, within the Convertible Preferred Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-99

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $500,885,982)	$560,169,620
Repurchase agreement, at value (identified cost $88,320,484)	88,320,484
Receivables:
Dividends and interest	1,597,093
Fund shares sold	744,467
Other assets	2,906

Total assets	650,834,570

Liabilities
Payables:
Investment securities purchased	8,489,014
Manager (See Note 3)	314,311
NYLIFE Distributors (See Note 3)	100,668
Fund shares redeemed	89,459
Shareholder communication	44,640
Professional fees	34,868
Custodian	3,727
Trustees	488
Accrued expenses	3,445

Total liabilities	9,080,620

Net assets	$641,753,950

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$47,400
Additional paid-in capital	506,501,569

506,548,969
Distributions in excess of net investment income	(8,554,773)
Accumulated net realized gain (loss) on investments	84,476,116
Net unrealized appreciation (depreciation) on investments	59,283,638

Net assets	$641,753,950

Initial Class
Net assets applicable to outstanding shares	$156,951,884

Shares of beneficial interest outstanding	11,534,228

Net asset value per share outstanding	$13.61

Service Class
Net assets applicable to outstanding shares	$484,802,066

Shares of beneficial interest outstanding	35,865,686

Net asset value per share outstanding	$13.52

M-100	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$3,021,969
Dividends	1,770,670

Total income	4,792,639

Expenses
Manager (See Note 3)	1,857,764
Distribution and service—Service Class (See Note 3)	590,642
Professional fees	45,912
Shareholder communication	44,955
Trustees	5,495
Custodian	5,421
Miscellaneous	10,747

Total expenses	2,560,936

Net investment income (loss)	2,231,703

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	36,793,818
Net change in unrealized appreciation (depreciation) on investments	(17,281,984)

Net realized and unrealized gain (loss) on investments	19,511,834

Net increase (decrease) in net assets resulting from operations	$21,743,537

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-101

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,231,703	$6,279,038
Net realized gain (loss) on investments	36,793,818	59,748,649
Net change in unrealized appreciation (depreciation) on investments	(17,281,984)	(20,775,623)

Net increase (decrease) in net assets resulting from operations	21,743,537	45,252,064

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(3,245,549)	(5,258,614)
Service Class	(9,208,572)	(12,634,776)

	(12,454,121)	(17,893,390)

From net realized gain on investments:
Initial Class	—	(6,416,994)
Service Class	—	(18,495,165)

	—	(24,912,159)

Total dividends and distributions to shareholders	(12,454,121)	(42,805,549)

Capital share transactions:
Net proceeds from sale of shares	38,609,250	66,288,907
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	12,454,121	42,805,549
Cost of shares redeemed	(37,224,736)	(72,678,737)

Increase (decrease) in net assets derived from capital share transactions	13,838,635	36,415,719

Net increase (decrease) in net assets	23,128,051	38,862,234

Net Assets
Beginning of period	618,625,899	579,763,665

End of period	$641,753,950	$618,625,899

Undistributed (distributions in excess of) net investment income at end of period	$(8,554,773)	$1,667,645

M-102	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$13.41		$13.38	$11.70	$11.09	$11.96	$10.45

Net investment income (loss) (a)	0.06		0.16	0.17	0.25	0.29	0.30
Net realized and unrealized gain (loss) on investments	0.42		0.88	2.73	0.75	(0.88)	1.53

Total from investment operations	0.48		1.04	2.90	1.00	(0.59)	1.83

Less dividends and distributions:
From net investment income	(0.28)		(0.45)	(0.32)	(0.35)	(0.28)	(0.32)
From net realized gain on investments	—		(0.56)	(0.90)	(0.04)	—	—

Total dividends and distributions	(0.28)		(1.01)	(1.22)	(0.39)	(0.28)	(0.32)

Net asset value at end of period	$13.61		$13.41	$13.38	$11.70	$11.09	$11.96

Total investment return	3.62	%(b)	7.98%	25.35%	9.13%	(4.75%)	17.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.90	%††	1.21%	1.29%	2.12%	2.43%	2.77%
Net expenses	0.63	%††	0.63%	0.64%	0.64%	0.65%	0.66%
Portfolio turnover rate	35%		55%	77%	69%	80%	83%
Net assets at end of period (in 000’s)	$156,952		$158,220	$160,947	$149,653	$173,777	$223,633

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$13.32		$13.27	$11.61	$11.01	$11.89	$10.39

Net investment income (loss) (a)	0.04		0.13	0.13	0.22	0.26	0.27
Net realized and unrealized gain (loss) on investments	0.43		0.86	2.73	0.74	(0.88)	1.53

Total from investment operations	0.47		0.99	2.86	0.96	(0.62)	1.80

Less dividends and distributions:
From net investment income	(0.27)		(0.38)	(0.30)	(0.32)	(0.26)	(0.30)
From net realized gain on investments	—		(0.56)	(0.90)	(0.04)	—	—

Total dividends and distributions	(0.27)		(0.94)	(1.20)	(0.36)	(0.26)	(0.30)

Net asset value at end of period	$13.52		$13.32	$13.27	$11.61	$11.01	$11.89

Total investment return	3.49	%(b)	7.71%	25.04%	8.86%	(4.99%)	17.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65	%††	0.97%	1.01%	1.87%	2.19%	2.52%
Net expenses	0.88	%††	0.88%	0.89%	0.89%	0.90%	0.91%
Portfolio turnover rate	35%		55%	77%	69%	80%	83%
Net assets at end of period (in 000’s)	$484,802		$460,406	$418,817	$315,937	$314,759	$312,518

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-103

MainStay VP Cornerstone Growth Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	4.13%	10.06%	15.08%	6.49%	0.73%
Service Class Shares	4.00	9.78	14.79	6.22	0.98

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[3]	3.96%	10.56%	18.59%	9.10%
S&P 500® Index[3]	1.23	7.42	17.34	7.89
Average Lipper Variable Products Large-Cap Growth Portfolio[4]	4.86	10.73	17.33	8.39

1.	Performance figures shown for the ten-year period ended June 30, 2015 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.46% for Initial Class shares and 6.20% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have above-average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-104	MainStay VP Cornerstone Growth Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Cornerstone Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,041.30	$3.75	$1,021.10	$3.71

Service Class Shares	$1,000.00	$1,040.00	$5.01	$1,019.90	$4.96

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.74% for Initial Class and 0.99% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-105

Industry Composition as of June 30, 2015 (Unaudited)

Internet Software & Services	19.1%
Biotechnology	8.7
Media	7.5
Beverages	6.6
Technology Hardware, Storage & Peripherals	6.3
Aerospace & Defense	4.7
Capital Markets	4.4
Internet & Catalog Retail	4.4
Specialty Retail	4.4
Oil, Gas & Consumable Fuels	4.0
Multiline Retail	3.7
Software	3.4
Household Durables	2.7
Personal Products	2.7

Hotels, Restaurants & Leisure	2.6%
Banks	2.2
Chemicals	2.1
Textiles, Apparel & Luxury Goods	2.1
IT Services	2.0
Trading Companies & Distributors	1.7
Health Care Providers & Services	1.3
Communications Equipment	1.1
Pharmaceuticals	1.0
Health Care Technology	0.9
Short-Term Investment	0.5
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page M-109 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	Walt Disney Co. (The)

2.	Apple, Inc.

3.	Coca-Cola Co. (The)

4.	Amazon.com, Inc.

5.	Google, Inc. Class A
6.	Facebook, Inc. Class A

7.	Home Depot, Inc. (The)

8.	Dollar General Corp.

9.	Alexion Pharmaceuticals, Inc.

10.	Rackspace Hosting, Inc.

M-106	MainStay VP Cornerstone Growth Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Thomas G. Kamp, CFA, of Cornerstone Capital Management LLC (“Cornerstone”), the Portfolio’s Subadvisor.

How did MainStay VP Cornerstone Growth Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Cornerstone Growth Portfolio returned 4.13% for Initial Class shares and 4.00% for Service Class shares. Both share classes outperformed the 3.96% return of the Russell 1000® Growth Index,1 which is the Portfolio’s broad-based securities-market index, and the 1.23% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 4.86% Average Lipper1 Variable Products Large-Cap Growth Portfolio for the six months ended June 30, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, an important factor that affected the performance of the Portfolio relative to the Russell 1000® Growth Index was the large amount of merger and acquisition activity. The announced acquisition of two of the Portfolio’s health care holdings, Pharmacyclics and Catamaran, benefited relative performance. In addition, the discussion of potential deals provided a takeout premium (a higher price related to an anticipated takeover) for a few of the companies in which the Portfolio invests, including pharmaceutical company Perrigo, beverage company Diageo, web-based referral company Yelp and software company Salesforce.com. The aggressive deal environment boosted sentiment for the market overall, and we feel that this theme was adequately represented in the Portfolio, as a degree of optionality existed in many of our companies. Individual stock selection was the other driver of the Portfolio’s positive performance relative to the Russell 1000® Growth Index.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index came from consumer discretionary, health care and financials. (Contributions take weightings and total returns into account.) The Portfolio’s weakest-contributing sectors relative to the Index were information technology, energy and industrials.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Internet retailer Amazon.com was the strongest positive contributor to the Portfolio’s absolute performance, followed by entertainment conglomerate Walt Disney and biotechnology company Pharmacyclics.

Amazon.com outperformed largely as a result of profitability from the company’s Amazon Web Services unit, which was far above expectations. Losses in China meaningfully moderated the gains. At 17 times our 2016 EBITDA2 estimate, we saw additional upside potential in the stock, which sustained 20% top-line growth.

Walt Disney saw continued share-price appreciation, helped by an impressive earnings report and solid box-office results. We anticipated significant upside to estimates and to the stock because of profit growth at the studio, in consumer products and at Disney’s parks. At 17 times our 2016 earnings-per-share estimate, we continued to see upside in the stock because of favorable consensus revisions and 25% earnings-per-share growth.

The third most substantial positive contribution came from Pharmacyclics, primarily as a result of announcements regarding pipeline partnerships formed with large pharmaceutical companies. In addition, the stock price increased when it was announced that the company would be acquired by AbbVie for $20 billion.

The leading 3D manufacturing company, Stratasys, was the biggest detractor from the Portfolio’s absolute performance, followed by technology company Micron and manufacturer Precision Castparts.

The share price of Stratasys declined sharply after the company reported disappointing fourth-quarter 2014 results and issued weak 2015 guidance. Results were below our expectations primarily because of a revenue shortfall in the Makerbot consumer 3D printing business and incremental investment spending planned for 2015.

The Portfolio’s position in Micron Technology underperformed amid a confluence of factors, including lower bit growth expectations for the February quarter, concerns over slower personal computer

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Earnings before income taxes, depreciation and amortization.

M-107

(PC) sales, pressure on PC data random access memory (DRAM) pricing and uncertainty about the DRAM supply environment.

Precision Castparts also detracted from absolute performance with a negative total return largely as a result of inventory destocking at Rolls Royce, a significant customer for the company, which drove estimates lower in the second quarter of 2015. In our opinion, this destocking had neared its end by June 30, 2015, and we believe that shipments may recover.

Did the Portfolio make any significant purchases or sales during the reporting period?

We initiated a position in soft-drink giant The Coca-Cola Company based on the perception gap that the North American soft-drink industry finally experienced positive pricing and a growing profit pool. Against that backdrop, Coca-Cola trades at just 1.16 times the market multiple on earnings, a significant discount to the stock’s history. Should the industry sustain these trends, we believe that estimates and Coca-Cola’s valuation may rise, leading to a favorable reward-to-risk ratio.

We initiated a position in biotechnology company Vertex Pharmaceuticals during the second quarter. Vertex Pharmaceuticals is focused on the development and delivery of treatments for cystic fibrosis patients. The high diagnosis rate of cystic fibrosis patients, combined with a strong patient advocacy group and broad awareness of this new therapy, led us to anticipate rapid growth of the company’s new drug, which we believe will drive revenue growth.

We increased our position in Google Class A shares to an active overweight in the second quarter because we were cautiously optimistic about the company’s ability to monetize mobile search advertising over the next 12 to 24 months.

We substantially reduced our position in pharmaceutical company Perrigo following its sharp rally on the announcement that Mylan had made an offer to acquire the company. The initial offer was rejected, and the likelihood of a deal diminished as the prospect of a Teva-for-Mylan offer emerged.

We sold our position in media company Comcast to fund a larger position in Time Warner Cable as the market became increasingly nervous about Time Warner Cable not being acquired by Comcast, an eventuality that we believed would impair our investment thesis and perception gaps.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its exposure relative to the Russell 1000® Growth Index in the consumer discretionary and information technology sectors. The Portfolio decreased its sector exposure relative to the Index in industrials, health care and consumer staples.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the Portfolio was significantly overweight relative to the Russell 1000® Growth Index in the consumer discretionary sector, although the Portfolio held an underweight position in the consumer staples sector. As of the same date, the Portfolio was modestly overweight in information technology and underweight in industrials and materials. The Portfolio has maintained an underweight position in the health care sector, mostly because of difficulty finding reasonably priced biotechnology or pharmaceutical stocks.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-108	MainStay VP Cornerstone Growth Portfolio

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value
Common Stocks 99.6%†
Aerospace & Defense 4.7%
Precision Castparts Corp.	50,341	$10,061,656
Textron, Inc.	267,639	11,944,728

		22,006,384

Banks 2.2%
First Republic Bank	165,269	10,416,905

Beverages 6.6%
♦Coca-Cola Co. (The)	537,406	21,082,437
Diageo PLC, Sponsored ADR	83,789	9,722,876

		30,805,313

Biotechnology 8.7%
♦Alexion Pharmaceuticals, Inc. (a)	76,739	13,872,109
Gilead Sciences, Inc.	106,174	12,430,852
Puma Biotechnology, Inc. (a)	44,365	5,179,614
Vertex Pharmaceuticals, Inc. (a)	72,927	9,005,026

		40,487,601

Capital Markets 4.4%
Affiliated Managers Group, Inc. (a)	24,045	5,256,237
Ameriprise Financial, Inc.	78,967	9,865,347
Charles Schwab Corp. (The)	167,314	5,462,802

		20,584,386

Chemicals 2.1%
Ecolab, Inc.	84,232	9,524,112

Communications Equipment 1.1%
Arista Networks, Inc. (a)	19,808	1,619,106
Palo Alto Networks, Inc. (a)	20,358	3,556,543

		5,175,649

Health Care Providers & Services 1.3%
Envision Healthcare Holdings, Inc. (a)	153,482	6,059,469

Health Care Technology 0.9%
HMS Holdings Corp. (a)	248,675	4,269,750

Hotels, Restaurants & Leisure 2.6%
Royal Caribbean Cruises, Ltd.	152,256	11,981,025

Household Durables 2.7%
PulteGroup, Inc.	625,768	12,609,225

Internet & Catalog Retail 4.4%
♦Amazon.com, Inc. (a)	47,068	20,431,748

	Shares	Value
Internet Software & Services 19.1%
CoStar Group, Inc. (a)	55,614	$11,192,874
♦Facebook, Inc. Class A (a)	228,977	19,638,212
♦Google, Inc. Class A (a)	37,763	20,393,531
MercadoLibre, Inc.	59,960	8,496,332
Pandora Media, Inc. (a)	303,367	4,714,323
♦Rackspace Hosting, Inc. (a)	358,288	13,324,731
Yelp, Inc. (a)	257,650	11,086,679

		88,846,682

IT Services 2.0%
Visa, Inc. Class A	135,573	9,103,727

Media 7.5%
CBS Corp. Class B	112,287	6,231,929
♦Walt Disney Co. (The)	251,228	28,675,164

		34,907,093

Multiline Retail 3.7%
♦Dollar General Corp.	223,933	17,408,551

Oil, Gas & Consumable Fuels 4.0%
Anadarko Petroleum Corp.	137,307	10,718,184
EOG Resources, Inc.	90,203	7,897,273

		18,615,457

Personal Products 2.7%
Estee Lauder Cos., Inc. (The) Class A	147,162	12,753,059

Pharmaceuticals 1.0%
Perrigo Co. PLC	23,743	4,388,419

Software 3.4%
FireEye, Inc. (a)	131,334	6,423,546
Salesforce.com, Inc. (a)	134,257	9,348,315

		15,771,861

Specialty Retail 4.4%
♦Home Depot, Inc. (The)	164,996	18,336,005
Ross Stores, Inc.	47,054	2,287,295

		20,623,300

Technology Hardware, Storage & Peripherals 6.3%
♦Apple, Inc.	205,159	25,732,068
Stratasys, Ltd. (a)	105,559	3,687,176

		29,419,244

Textiles, Apparel & Luxury Goods 2.1%
NIKE, Inc. Class B	88,061	9,512,349

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-109

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors 1.7%
Fastenal Co.	185,979	$7,844,594

Total Common Stocks (Cost $427,327,687)		463,545,903

	Principal Amount
Short-Term Investment 0.5%
Repurchase Agreement 0.5%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $2,213,493 (Collateralized by a Federal National Mortgage Association security with a rate of 2.11% and a maturity date of 11/7/22, with a Principal Amount of $2,330,000 and a Market Value of $2,261,722)	$2,213,493	2,213,493

Total Short-Term Investment (Cost $2,213,493)		2,213,493

Total Investments (Cost $429,541,180) (b)	100.1%	465,759,396
Other Assets, Less Liabilities	(0.1)	(627,822)
Net Assets	100.0%	$465,131,574
(a)	Non-income producing security.

(b)	As of June 30, 2015, cost was $431,563,200 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$47,498,173
Gross unrealized depreciation	(13,301,977)

Net unrealized appreciation	$34,196,196

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$463,545,903	$—	$—	$463,545,903
Short-Term Investment
Repurchase Agreement	—	2,213,493	—	2,213,493

Total Investments in Securities	$463,545,903	$2,213,493	$—	$465,759,396

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-110	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $429,541,180)	$465,759,396
Receivables:
Investment securities sold	2,308,894
Dividends	349,969
Fund shares sold	173,508
Other assets	1,962

Total assets	468,593,729

Liabilities
Payables:
Investment securities purchased	2,922,670
Manager (See Note 3)	272,187
Fund shares redeemed	185,986
Shareholder communication	34,607
Professional fees	27,611
NYLIFE Distributors (See Note 3)	13,422
Custodian	2,344
Trustees	324
Accrued expenses	3,004

Total liabilities	3,462,155

Net assets	$465,131,574

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$15,199
Additional paid-in capital	341,677,533

341,692,732
Undistributed net investment income	6,277
Accumulated net realized gain (loss) on investments	87,214,349
Net unrealized appreciation (depreciation) on investments	36,218,216

Net assets	$465,131,574

Initial Class
Net assets applicable to outstanding shares	$400,878,721

Shares of beneficial interest outstanding	13,086,144

Net asset value per share outstanding	$30.63

Service Class
Net assets applicable to outstanding shares	$64,252,853

Shares of beneficial interest outstanding	2,113,013

Net asset value per share outstanding	$30.41

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-111

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends	$1,798,224

Expenses
Manager (See Note 3)	1,630,108
Distribution and service—Service Class (See Note 3)	80,305
Shareholder communication	33,778
Professional fees	30,504
Custodian	4,193
Trustees	4,154
Miscellaneous	8,905

Total expenses	1,791,947

Net investment income (loss)	6,277

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	29,921,412
Net change in unrealized appreciation (depreciation) on investments	(11,003,202)

Net realized and unrealized gain (loss) on investments	18,918,210

Net increase (decrease) in net assets resulting from operations	$18,924,487

M-112	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,277	$(70,401)
Net realized gain (loss) on investments	29,921,412	57,942,943
Net change in unrealized appreciation (depreciation) on investments	(11,003,202)	(19,620,207)

Net increase (decrease) in net assets resulting from operations	18,924,487	38,252,335

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(2,519,946)
Service Class	—	(253,621)

	—	(2,773,567)

From net realized gain on investments:
Initial Class	—	(80,317,495)
Service Class	—	(12,694,099)

	—	(93,011,594)

Total dividends and distributions to shareholders	—	(95,785,161)

Capital share transactions:
Net proceeds from sale of shares	5,205,689	16,842,312
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	95,785,161
Cost of shares redeemed	(28,887,504)	(171,898,230)

Increase (decrease) in net assets derived from capital share transactions	(23,681,815)	(59,270,757)

Net increase (decrease) in net assets	(4,757,328)	(116,803,583)

Net Assets
Beginning of period	469,888,902	586,692,485

End of period	$465,131,574	$469,888,902

Undistributed net investment income at end of period	$6,277	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-113

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$29.42		$34.19	$27.64	$24.14	$24.62	$22.04

Net investment income (loss)	0.01	(a)	0.01 (a)	0.19 (a)	0.31	0.12	0.13
Net realized and unrealized gain (loss) on investments	1.20		2.63	6.62	3.30	(0.48)	2.57

Total from investment operations	1.21		2.64	6.81	3.61	(0.36)	2.70

Less dividends and distributions:
From net investment income	—		(0.23)	(0.26)	(0.11)	(0.12)	(0.12)
From net realized gain on investments	—		(7.18)	—	—	—	—

Total dividends and distributions	—		(7.41)	(0.26)	(0.11)	(0.12)	(0.12)

Net asset value at end of period	$30.63		$29.42	$34.19	$27.64	$24.14	$24.62

Total investment return	4.11	%(b)(c)	8.81%	24.71%	14.94%	(1.37%)	12.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04	%††	0.02%	0.61%	1.04%	0.40%	0.48%
Net expenses	0.74	%††	0.73%	0.71%	0.65%	0.66%	0.65%
Portfolio turnover rate	56%		88%	164%	42%	97%	126%
Net assets at end of period (in 000’s)	$400,879		$405,444	$522,795	$368,442	$361,067	$417,194

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014		2013	2012	2011	2010
Net asset value at beginning of period	$29.24		$34.03		$27.52	$24.04	$24.52	$21.96

Net investment income (loss)	(0.03	)(a)	(0.08	)(a)	0.11 (a)	0.22	0.04	0.05
Net realized and unrealized gain (loss) on investments	1.20		2.61		6.59	3.31	(0.46)	2.58

Total from investment operations	1.17		2.53		6.70	3.53	(0.42)	2.63

Less dividends and distributions:
From net investment income	—		(0.14)		(0.19)	(0.05)	(0.06)	(0.07)
From net realized gain on investments	—		(7.18)		—	—	—	—

Total dividends and distributions	—		(7.32)		(0.19)	(0.05)	(0.06)	(0.07)

Net asset value at end of period	$30.41		$29.24		$34.03	$27.52	$24.04	$24.52

Total investment return	4.00	% (b)	8.54%		24.40%	14.66%	(1.62%)	11.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.21	%)††	(0.23%)		0.36%	0.82%	0.15%	0.23%
Net expenses	0.99	% ††	0.98%		0.96%	0.90%	0.91%	0.90%
Portfolio turnover rate	56%		88%		164%	42%	97%	126%
Net assets at end of period (in 000’s)	$64,253		$64,445		$63,898	$53,369	$44,646	$48,698

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

M-114	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Cushing Renaissance Advantage Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Since Inception (5/1/15)	Gross Expense Ratio[1]
Initial Class Shares	–3.97%	1.32%
Service Class Shares	–4.00	1.57

Benchmark Performance	Since Inception (5/1/15)
S&P 500® Index[2]	–0.67%
Average Lipper Variable Products Alternative Other Portfolio[3]	–1.98

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Alternative Other Portfolio is representative of portfolios that, by prospectus language, seek total returns through the use of alternative investment strategies. These strategies include but are not limited to equity market neutral, long/short equity, global macro, event driven, credit focus or through the use of several different hedge-like strategies. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

M-115

Cost in Dollars of a $1,000 Investment in MainStay VP Cushing Renaissance Advantage Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from May 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15[1]	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[2]

Initial Class Shares[3]	$1,000.00	$960.30	$2.21	$1,006.10	$2.26

Service Class Shares[3]	$1,000.00	$960.00	$2.62	$1,005.70	$2.68

1.	The inception date of the Portfolio.
2.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (1.35% for Initial Class and 1.60% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 61 days (to reflect the since-inception period which took place after the close of business of May 1, 2015). The table above represents the actual expenses incurred during the period.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through June 30, 2015. Had these shares been offered for the full six-month period ended June 30, 2015, and had the Portfolio provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.76 for Initial Class and $8.00 for Service Class and the ending account value would have been $1,018.10 for Initial Class and $1,016.90 for Service Class.

M-116	MainStay VP Cushing Renaissance Advantage Portfolio

Industry Composition as of June 30, 2015 (Unaudited)

Oil, Gas & Consumable Fuels	33.1%
Chemicals	14.4
Road & Rail	12.1
Machinery	10.0
Multi-Utilities	7.9
Independent Power & Renewable Electricity Producers	3.6
Air Freight & Logistics	3.3
Containers & Packaging	2.7

Construction & Engineering	2.5%
Trading Companies & Distributors	1.5
Construction Materials	1.0
Commercial Services & Supplies	0.6
Short-Term Investment	6.2
Other Assets, Less Liabilities	1.1

100.0%

See Portfolio of Investments beginning on page M-120 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	Phillips 66

2.	Ryder System, Inc.

3.	Cheniere Energy, Inc.

4.	Wabtec Corp.

5.	Teekay Corp.
6.	Marathon Petroleum Corp.

7.	GasLog, Ltd.

8.	PolyOne Corp.

9.	XPO Logistics, Inc.

10.	Sempra Energy

M-117

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerry V. Swank, Matthew A. Lemme, CFA, and Saket Kumar of Cushing® Asset Management, LP, the Portfolio’s Subadvisor.

How did MainStay VP Cushing Renaissance Advantage Portfolio perform relative to its primary benchmark and peers from May 1, 2015, through June 30, 2015?

From May 1, 2015, through June 30, 2015, MainStay VP Cushing Renaissance Advantage Portfolio returned
–3.97% for Initial Class shares and –4.00% for Service Class shares. Over the same period, both share classes underperformed the –0.67% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes also underperformed the –1.98% return of the Average Lipper1 Variable Products Alternative Other Portfolio from May 1, 2015, through June 30, 2015.

What factors affected the Portfolio’s performance relative to the S&P 500® Index during the reporting period?

During the reporting period, the Portfolio’s performance relative to the S&P 500® Index reflected the fact that the Portfolio was invested in none of the top-performing sectors in the S&P 500® Index, which were health care, financials and consumer discretionary.

Which subsectors were the strongest contributors to the Portfolio’s relative performance, and which subsectors were particularly weak?

The most substantial contributions to the Portfolio’s relative performance during the reporting period came from refiners, chemicals and midstream. (Contributions take weightings and total returns into account.) The subsectors that detracted the most from the Portfolio’s relative performance were transportation, utilities and industrials.

During the reporting period, which individual holdings made the strongest contributions to the Portfolio’s absolute performance and which holdings detracted the most?

The strongest contributors to the Portfolio’s absolute performance during the reporting period were oil refiners Valero Energy and Marathon Petroleum, followed by natural gas tanker operator Golar LNG Ltd. Both Valero Energy and Marathon Petroleum benefited from an exceptionally strong refining margin environment, helped by increasing demand for transportation fuels. Golar rallied following an announcement that it had reached an agreement to provide a floating liquefied natural gas transportation vessel to a large offshore natural gas project.

The most substantial detractors from the Portfolio’s absolute performance included marine transportation operator Teekay, natural gas export terminal operator Cheniere Energy and merchant power producer Calpine. Teekay suffered from short-term weakness and oversupply in the natural gas shipping market. The price of Cheniere’s stock drifted lower following the company’s analyst day in April. Calpine shares declined with natural gas prices, which typically set the price of power.

Did the Portfolio make any significant purchases or sales during the reporting period?

Given the Portfolio’s brief operating history, there were not many large transactions during the reporting period. Notably, though, the Portfolio initiated a position that represented nearly 3% of the Portfolio’s assets in oil refiner Tesoro while exiting oil refiners Western Refining and Delek US Holdings. Most of the catalysts we previously identified for these oil refiners had been exhausted, including an increase in cash returns to shareholders, midstream growth and, in Delek’s case, an acquisition. On the other hand, Tesoro was a relative underperformer following an uncharacteristically poor first-quarter earnings release. Most of Tesoro’s problems during the first quarter appeared transient, and we believed that the company had significant earnings momentum going into the second half of the year.

How did the Portfolio’s subsector weightings change during the reporting period?

The Portfolio increased its weighting in transportation stocks by almost 3 percentage points by increasing exposure to the shipping and trucking subsectors and by concentrating in core names. The Portfolio started buying oil & gas producers during the reporting period as well, initiating a position in the sector that represented approximately 2% of the Portfolio’s assets. During the reporting period, the Portfolio’s exposure to chemical stocks increased by about 1 percentage point through a combination of strong sector performance and additional purchases of one of the Portfolio’s core holdings.

During the reporting period, exposure to industrials fell by approximately 3.5 percentage points, mostly as a result of the sale of three holdings for company-specific reasons. Exposure to both the utilities and the basic materials sectors was reduced by just over

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-118	MainStay VP Cushing Renaissance Advantage Portfolio

2 percentage points. The change in utility exposure was mostly the result of the sale of a merchant power position, as well as the relative underperformance of utilities in general. The decline in basic materials exposure reflected the sale of roughly half of two positions.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the Portfolio’s most substantial sector exposures were in transportation, refining and chemicals. As of the same date, transportation was the worst-performing sector in the Portfolio and one of the worst-performing sectors in the S&P 500® Index. We believed that the performance of the transportation sector could be poised to change in the second half of 2015. We also believed that refining and chemical stocks with indirect exposure to American consumers were attractive, because we believed that they might benefit from the fall in crude oil prices.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-119

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value
Common Stocks 92.7%†
Air Freight & Logistics 3.3%
♦XPO Logistics, Inc. (a)	77,481	$3,500,591

Chemicals 14.4%
Dow Chemical Co. (The)	56,791	2,905,995
LyondellBasell Industries, N.V. Class A	24,055	2,490,174
♦PolyOne Corp.	91,442	3,581,783
PPG Industries, Inc.	15,400	1,766,688
Sherwin-Williams Co. (The)	7,043	1,936,966
Westlake Chemical Corp.	39,953	2,740,376

		15,421,982

Commercial Services & Supplies 0.6%
Mobile Mini, Inc.	16,198	680,964

Construction & Engineering 2.5%
Quanta Services, Inc. (a)	93,959	2,707,898

Construction Materials 1.0%
Eagle Materials, Inc.	14,458	1,103,579

Containers & Packaging 2.7%
Sealed Air Corp.	56,340	2,894,749

Independent Power & Renewable Electricity Producers 3.6%
Calpine Corp. (a)	105,396	1,896,074
NRG Energy, Inc.	84,510	1,933,589

		3,829,663

Machinery 10.0%
Chart Industries, Inc. (a)	18,234	651,866
Flowserve Corp.	24,525	1,291,486
Greenbrier Cos., Inc. (The)	27,506	1,288,656
ITT Corp.	42,537	1,779,748
Lincoln Electric Holdings, Inc.	11,268	686,109
WABCO Holdings, Inc. (a)	4,065	502,922
♦Wabtec Corp.	48,401	4,561,310

		10,762,097

Multi-Utilities 7.9%
CenterPoint Energy, Inc.	91,693	1,744,918
Dominion Resources, Inc.	49,410	3,304,047
♦Sempra Energy	35,213	3,483,974

		8,532,939

Oil, Gas & Consumable Fuels 33.1%
Capital Product Partners, L.P.	203,179	1,586,828
♦Cheniere Energy, Inc. (a)	65,918	4,565,481
Cimarex Energy Co.	2,629	290,005
Continental Resources, Inc. (a)	8,400	356,076

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
EOG Resources, Inc.	8,000	$700,400
GasLog Partners, L.P.	100,712	2,304,291
♦GasLog, Ltd.	181,930	3,629,503
Golar LNG, Ltd.	30,174	1,412,143
Hoegh LNG Partners, L.P.	14,462	276,224
♦Marathon Petroleum Corp.	79,270	4,146,614
♦Phillips 66	61,974	4,992,625
QEP Resources, Inc.	43,500	805,185
♦Teekay Corp.	100,341	4,296,602
Tesoro Corp.	32,500	2,743,325
Valero Energy Corp.	54,932	3,438,743

		35,544,045

Road & Rail 12.1%
Canadian National Railway Co.	84	4,851
Canadian Pacific Railway, Ltd.	5,330	854,026
CSX Corp.	32,396	1,057,729
J.B. Hunt Transport Services, Inc.	29,189	2,396,125
Old Dominion Freight Line, Inc. (a)	29,802	2,044,566
♦Ryder System, Inc.	52,340	4,572,946
Saia, Inc. (a)	14,085	553,400
Swift Transportation Co. (a)	66,200	1,500,754

		12,984,397

Trading Companies & Distributors 1.5%
Neff Corp. (a)	76,059	767,435
United Rentals, Inc. (a)	10,220	895,477

		1,662,912

Total Common Stocks (Cost $104,229,834)		99,625,816

	Principal Amount
Short-Term Investment 6.2%
Repurchase Agreement 6.2%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $6,700,830 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $7,030,000 and a Market Value of $6,835,838)	$6,700,830	6,700,830

Total Short-Term Investment (Cost $6,700,830)		6,700,830

Total Investments (Cost $110,930,664) (b)	98.9%	106,326,646
Other Assets, Less Liabilities	1.1	1,163,321
Net Assets	100.0%	$107,489,967

†	Percentages indicated are based on Portfolio net assets.

♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

M-120	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Non-income producing security.

(b)	As of June 30, 2015, cost was $110,930,664 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$1,415,275
Gross unrealized depreciation	(6,019,293)

Net unrealized depreciation	$(4,604,018)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$99,625,816	$—	$—	$99,625,816
Short-Term Investment
Repurchase Agreement	—	6,700,830	—	6,700,830

Total Investments in Securities	$99,625,816	$6,700,830	$—	$106,326,646

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-121

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $110,930,664)	$106,326,646
Receivables:
Investment securities sold	1,600,041
Fund shares sold	251,116
Dividends	71,993

Total assets	108,249,796

Liabilities
Payables:
Investment securities purchased	635,742
Manager (See Note 3)	112,224
Professional fees	7,717
Shareholder communication	1,817
Custodian	872
NYLIFE Distributors (See Note 3)	442
Trustees	348
Fund shares redeemed	146
Accrued expenses	521

Total liabilities	759,829

Net assets	$107,489,967

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$11,194
Additional paid-in capital	111,901,343

111,912,537
Undistributed net investment income	202,245
Accumulated net realized gain (loss) on investments and foreign currency transactions	(20,788)
Net unrealized appreciation (depreciation) on investments	(4,604,018)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(9)

Net assets	$107,489,967

Initial Class
Net assets applicable to outstanding shares	$104,832,163

Shares of beneficial interest outstanding	10,917,046

Net asset value per share outstanding	$9.60

Service Class
Net assets applicable to outstanding shares	$2,657,804

Shares of beneficial interest outstanding	276,864

Net asset value per share outstanding	$9.60

M-122	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

for the period May 1, 2015 (Inception date) through June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$450,566

Expenses
Manager (See Note 3)	229,200
Professional fees	13,917
Shareholder communication	2,788
Custodian	872
Distribution and service—Service Class (See Note 3)	673
Trustees	348
Miscellaneous	523

Total expenses	248,321

Net investment income (loss)	202,245

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on investments	(20,788)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,604,018)
Translation of other assets and liabilities in foreign currencies	(9)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(4,604,027)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4,624,815)

Net increase (decrease) in net assets resulting from operations	$(4,422,570)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $229.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-123

Statements of Changes in Net Assets

for the period May 1, 2015 (Inception date) through June 30, 2015 (Unaudited)

2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$202,245
Net realized gain (loss) on investments	(20,788)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(4,604,027)

Net increase (decrease) in net assets resulting from operations	(4,422,570)

Capital share transactions:
Net proceeds from sale of shares	115,673,890
Cost of shares redeemed	(3,761,353)

Increase (decrease) in net assets derived from capital share transactions	111,912,537

Net increase (decrease) in net assets	107,489,967

Net Assets
Beginning of period	—

End of period	$107,489,967

Undistributed net investment income at end of period	$202,245

M-124	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	May 1, 2015** through June 30,
	2015*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.02	(a)
Net realized and unrealized gain (loss) on investments	(0.42)

Total from investment operations	(0.40)

Net asset value at end of period	$9.60

Total investment return	(4.00	%)(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11	% ††
Net expenses	1.35	% ††
Portfolio turnover rate	20%
Net assets at end of period (in 000’s)	$104,832

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.

	Service Class
	May 1, 2015** through June 30,
	2015*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.01	(a)
Net realized and unrealized gain (loss) on investments	(0.41)

Total from investment operations	(0.40)

Net asset value at end of period	$9.60

Total investment return	(4.00	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38	% ††
Net expenses	1.60	% ††
Portfolio turnover rate	20%
Net assets at end of period (in 000’s)	$2,658

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-125

MainStay VP Eagle Small Cap Growth Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	7.46%	8.35%	11.47%	0.85%
Service Class Shares	7.33	8.08	11.19	1.10

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
Russell 2000® Growth Index[2]	8.74%	12.34%	16.50%
Average Lipper Variable Products Small-Cap Growth Portfolio[3]	8.25	10.98	13.90

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Small-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap growth portfolios typically have above-average characteristics compared to the S&P Small Cap 600® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-126	MainStay VP Eagle Small Cap Growth Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Eagle Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,074.60	$4.37	$1,020.60	$4.26

Service Class Shares	$1,000.00	$1,073.30	$5.65	$1,019.30	$5.51

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.85% for Initial Class and 1.10% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-127

Industry Composition as of June 30, 2015 (Unaudited)

Software	11.2%
Biotechnology	8.7
Health Care Equipment & Supplies	7.8
Health Care Providers & Services	6.3
Internet Software & Services	5.3
Specialty Retail	4.5
Semiconductors & Semiconductor Equipment	4.1
Hotels, Restaurants & Leisure	3.6
Machinery	3.6
Electronic Equipment, Instruments & Components	3.3
Chemicals	3.0
Oil, Gas & Consumable Fuels	3.0
Airlines	2.5
Household Durables	2.3
Food & Staples Retailing	2.2
Capital Markets	2.0
Building Products	1.9
Aerospace & Defense	1.8
Textiles, Apparel & Luxury Goods	1.7
Diversified Consumer Services	1.6
Food Products	1.6
Communications Equipment	1.5

Real Estate Investment Trusts	1.5%
Commercial Services & Supplies	1.4
Banks	1.3
Health Care Technology	1.2
Professional Services	1.1
Construction & Engineering	1.0
Leisure Products	1.0
Thrifts & Mortgage Finance	1.0
Construction Materials	0.9
Road & Rail	0.9
Electrical Equipment	0.7
Life Sciences Tools & Services	0.7
Pharmaceuticals	0.7
Insurance	0.6
Energy Equipment & Services	0.5
IT Services	0.5
Consumer Finance	0.4
Technology Hardware, Storage & Peripherals	0.3
Short-Term Investment	0.3
Other Assets, Less Liabilities	0.5

100.0%

See Portfolio of Investments beginning on page M-132 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	Genesco, Inc.

2.	JetBlue Airways Corp.

3.	Centene Corp.

4.	Quaker Chemical Corp.

5.	Imperva, Inc.
6.	Cavium, Inc.

7.	Hexcel Corp.

8.	Universal Electronics, Inc.

9.	WhiteWave Foods Co. (The)

10.	Belmond Ltd. Class A

M-128	MainStay VP Eagle Small Cap Growth Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen, Eric Mintz and Christopher Sassouni of Eagle Asset Management, Inc. (“Eagle”), the Portfolio’s Subadvisor.

How did MainStay VP Eagle Small Cap Growth Portfolio perform relative to its primary benchmark and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Eagle Small Cap Growth Portfolio returned 7.46% for Initial Class shares and 7.33% for Service Class shares. Over the same period, both share classes underperformed the 8.74% return of the Russell 2000® Growth Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes underperformed the 8.25% return of the Average Lipper1 Variable Products Small-Cap Growth Portfolio for the six months ended June 30, 2015.

Where there any changes to the Portfolio during the reporting period?

Effective May 2015, Christopher Sassouni is a portfolio manager of MainStay VP Eagle Small Cap Growth Portfolio. Bert L. Boksen and Eric Mintz remain portfolio managers of the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

Although the Portfolio was outpaced by the Russell 2000® Growth Index during the reporting period, we narrowed the gap during the second quarter. Consumer discretionary was the most notable detracting sector for the first half of 2015, as select Portfolio holdings in the specialty retail industry trailed related positions in the Index. The Portfolio also encountered difficulty, though to a lesser extent, in the financials sector, where poor performance in the capital markets industry weighed on relative performance. The Portfolio experienced solid outperformance in the industrials sector and modest outperformance in the materials sector, both of which provided positive relative returns during the period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The industrials sector provided strong absolute performance and strong returns relative to the Russell 2000® Growth Index. The materials sector was also a solid positive contributor to the Portfolio’s relative returns, with the Portfolio’s positions in the metals & mining industry driving positive results. (Contributions take weightings and total returns into account.) The

Portfolio’s consumer staples holdings also performed well on a relative basis, with holdings in the food products industry showing strong performance.

During the reporting period, the Portfolio’s holdings in the consumer discretionary sector were the most substantial detractors from performance relative to the Russell 2000® Growth Index. The Portfolio’s holdings in the specialty retail industry were particularly weak. To a lesser extent, poor performance in the Portfolio’s financials sector tempered relative returns, while our health care sector results also detracted slightly from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Medicaid managed-care program operator Centene was the top positive contributor to the Portfolio’s absolute performance. The company benefited from its close alignment with the Affordable Care Act (ACA), both through participation in ACA-facilitated health care exchanges and through a shift of previously uninsured state populations into Medicaid programs administered by Centene.

Anacor Pharmaceuticals was also a strong contributor. The company develops several skin-related treatments, and it recently launched an antifungal treatment that was well-received as partner company Sandoz marketed the drug to physicians.

JetBlue Airways, also a strong contributor, continued to benefit from a more disciplined and rational competitive environment and from lower fuel prices. Additionally, the company’s plans to increase revenues and margins by adding additional seats to each plane and introducing a fee for checked luggage received a largely positive reception from the investment community.

Online foreign-exchange (FX) platform operator FXCM encountered an unexpected move by the Swiss National Bank to remove its currency peg to the euro, which caught many investors—including many FXCM clients who were holding positions that suffered as a result of the move—by surprise. Those losses significantly impaired FXCM’s balance sheet, resulting in the need to raise additional capital to meet regulatory requirements. The stock was a major detractor from the Portfolio’s absolute performance.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-129

Another detractor was vitamin and supplement retailer Vitamin Shoppe, which saw its shares sell off modestly after the company reported lighter-than-expected same-store sales growth and slightly tempered full-year earnings guidance. Despite the near-term breather, we continued to see significant secular tailwinds supporting the vitamins and supplements industry (e.g., an aging U.S. baby boomer population and increasing public-health awareness). In our opinion, these forces bode well for Vitamin Shoppe.

Remote control and associated software producer Universal Electronics also detracted from the Portfolio’s absolute performance. Comcast, Universal’s largest customer, stopped buying its last generation of remotes ahead of buying Universal’s next-generation, voice-activated remote. So, despite the near-term sales lull, we believed that Universal Electronics was positioned to benefit from the approaching new-product launch.

Were there other stocks that were particularly noteworthy during the reporting period?

Titanium component maker RTI International metals agreed to be acquired by Alcoa at a substantial premium during the reporting period, making it the fourth-highest contributing stock in the Portfolio for the first half of 2015.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased a new position in Brunswick, a producer of boats, marine engines and recreational equipment. We believed that the company would benefit from low energy prices, low interest rates, a favorable consumer environment and a strong new-product lineup.

The Portfolio also purchased a new position in medical equipment producer Steris, which established itself as a major player within its target markets through a balanced combination of organic growth and strategic acquisitions. The company also operated without the potential uncertainty of reimbursement-risk exposure.

During the reporting period, the Portfolio sold its position in Align Technology, which designs and produces clear dental braces. The company entered a period of flux as its chief executive officer unexpectedly announced his retirement in the midst of substantial strategic investments. We sold the stock in light of elevated near-term uncertainty for Align as it navigates this transition period.

The Portfolio also sold its position in Teradyne, a provider of automatic testing solutions primarily for the semiconductor industry. Bookings growth for the company’s semiconductor segment had deteriorated. We sold the stock because we didn’t believe that growth within the company’s other business segments would be enough to offset Teradyne’s struggles in its primary business segment—semiconductors.

How did the Portfolio’s sector weightings change during the reporting period?

Generally speaking, changes in sector weights tend to be a gradual process, primarily resulting from appreciation or depreciation of existing sector holdings. During the reporting period, we saw the Portfolio’s relative weight in the information technology sector shift from a slight underweight position to one that was overweight. This resulted from a combination of factors. The Russell 2000® Growth Index reconstitution at the end of June decreased the weighting of the information technology sector in the Index. We also saw some notable appreciation in several of the Portfolio’s information technology stocks during the reporting period. Relative weighting within the Portfolio’s industrials sector also increased from an in-line posture to one that was modestly overweight.

During the reporting period, we saw the Portfolio’s relative weighting in the consumer discretionary sector shift from an in-line position to one that was notably underweight relative to the Russell 2000® Growth Index. The Portfolio’s relative weighting in the health care sector declined from a slightly underweight position relative to the Index to one that was modestly underweight at the end of the reporting period. That change was also largely a result of the Russell 2000® Growth Index reconstitution at the end of June, which has historically resulted in changes in relative sector weightings between the Portfolio and the Russell 2000® Growth Index.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the Portfolio held overweight positions relative to the Russell 2000® Growth Index in the information technology and energy sectors while also maintaining a slightly overweight position in the industrials sector. As of the same date, the Portfolio held underweight positions relative to the Index in the consumer discretionary and health care sectors, largely as a result of the Russell 2000® Growth Index

M-130	MainStay VP Eagle Small Cap Growth Portfolio

reconstitution, which increased the weighting of the Index in each of those sectors. Since Russell reconstitutes its indices every June, it is not unusual to see some dispersion in sector weights at the end of the semiannual reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-131

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value
Common Stocks 99.2%†
Aerospace & Defense 1.8%
♦Hexcel Corp.	161,444	$8,030,224

Airlines 2.5%
♦JetBlue Airways Corp. (a)	536,781	11,143,573

Banks 1.3%
Synovus Financial Corp.	49,633	1,529,689
UMB Financial Corp.	71,272	4,063,929

		5,593,618

Biotechnology 8.7%
Acorda Therapeutics, Inc. (a)	117,226	3,907,143
Akebia Therapeutics, Inc. (a)	185,984	1,913,775
Alder Biopharmaceuticals, Inc. (a)	72,360	3,832,909
Anacor Pharmaceuticals, Inc. (a)	69,503	5,381,617
Chimerix, Inc. (a)	64,558	2,982,580
Enanta Pharmaceuticals, Inc. (a)	40,291	1,812,692
Neurocrine Biosciences, Inc. (a)	60,621	2,895,259
Ophthotech Corp. (a)	92,575	4,819,455
Portola Pharmaceuticals, Inc. (a)	66,905	3,047,523
Receptos, Inc. (a)	22,487	4,273,654
Sage Therapeutics, Inc. (a)	44,739	3,265,947

		38,132,554

Building Products 1.9%
PGT, Inc. (a)	154,612	2,243,420
Trex Co., Inc. (a)	124,853	6,171,484

		8,414,904

Capital Markets 2.0%
Fortress Investment Group LLC Class A	324,974	2,372,310
Stifel Financial Corp. (a)	109,167	6,303,303

		8,675,613

Chemicals 3.0%
Huntsman Corp.	158,264	3,492,887
♦Quaker Chemical Corp.	109,805	9,755,076

		13,247,963

Commercial Services & Supplies 1.4%
Waste Connections, Inc.	131,880	6,214,186

Communications Equipment 1.5%
Finisar Corp. (a)	101,900	1,820,953
Palo Alto Networks, Inc. (a)	26,116	4,562,465

		6,383,418

Construction & Engineering 1.0%
EMCOR Group, Inc.	45,804	2,188,057
Northwest Pipe Co. (a)	107,189	2,183,440

		4,371,497

	Shares	Value
Construction Materials 0.9%
Martin Marietta Materials, Inc.	29,030	$4,108,035

Consumer Finance 0.4%
PRA Group, Inc. (a)	26,268	1,636,759

Diversified Consumer Services 1.6%
Bright Horizons Family Solutions, Inc. (a)	60,212	3,480,254
Grand Canyon Education, Inc. (a)	45,920	1,947,008
Sotheby’s	35,792	1,619,230

		7,046,492

Electrical Equipment 0.7%
Thermon Group Holdings, Inc. (a)	128,908	3,102,816

Electronic Equipment, Instruments & Components 3.3%
Cognex Corp.	76,269	3,668,539
Coherent, Inc. (a)	63,132	4,007,619
IPG Photonics Corp. (a)	81,439	6,936,567

		14,612,725

Energy Equipment & Services 0.5%
Geospace Technologies Corp. (a)	88,296	2,035,223

Food & Staples Retailing 2.2%
Casey’s General Stores, Inc.	37,007	3,543,050
Natural Grocers by Vitamin Cottage, Inc. (a)	154,827	3,811,841
United Natural Foods, Inc. (a)	33,039	2,103,923

		9,458,814

Food Products 1.6%
♦WhiteWave Foods Co. (The) (a)	147,086	7,189,564

Health Care Equipment & Supplies 7.8%
Cooper Cos., Inc. (The)	20,784	3,698,928
DexCom, Inc. (a)	53,865	4,308,123
Natus Medical, Inc. (a)	155,156	6,603,439
Sirona Dental Systems, Inc. (a)	45,445	4,563,587
Spectranetics Corp. (The) (a)	145,828	3,355,502
STERIS Corp.	45,909	2,958,376
Thoratec Corp. (a)	145,652	6,491,710
Zeltiq Aesthetics, Inc. (a)	75,633	2,228,905

		34,208,570

Health Care Providers & Services 6.3%
Acadia Healthcare Co., Inc. (a)	46,636	3,652,998
Air Methods Corp. (a)	61,508	2,542,741
♦Centene Corp. (a)	133,843	10,760,977
ExamWorks Group, Inc. (a)	54,725	2,139,747
HealthSouth Corp.	71,026	3,271,458
Team Health Holdings, Inc. (a)	80,381	5,251,291

		27,619,212

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

M-132	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Technology 1.2%
MedAssets, Inc. (a)	111,468	$2,458,984
Medidata Solutions, Inc. (a)	51,897	2,819,045

		5,278,029

Hotels, Restaurants & Leisure 3.6%
♦Belmond Ltd. Class A (a)	556,566	6,951,509
Bojangles’, Inc. (a)	64,739	1,544,673
Buffalo Wild Wings, Inc. (a)	13,803	2,162,792
Chuy’s Holdings, Inc. (a)	96,742	2,591,718
Cracker Barrel Old Country Store, Inc.	11,121	1,658,809
Vail Resorts, Inc.	10,281	1,122,685

		16,032,186

Household Durables 2.3%
KB Home	146,770	2,436,382
♦Universal Electronics, Inc. (a)	151,582	7,554,847

		9,991,229

Insurance 0.6%
Enstar Group, Ltd. (a)	17,753	2,750,827

Internet Software & Services 5.3%
Cornerstone OnDemand, Inc. (a)	127,267	4,428,892
Demandware, Inc. (a)	82,947	5,895,873
HomeAway, Inc. (a)	129,802	4,039,438
WebMD Health Corp. (a)	66,292	2,935,410
Yelp, Inc. (a)	56,686	2,439,198
Zillow Group, Inc. Class A (a)	41,287	3,581,234

		23,320,045

IT Services 0.5%
Global Cash Access Holdings, Inc. (a)	255,146	1,974,830

Leisure Products 1.0%
Brunswick Corp.	89,833	4,568,906

Life Sciences Tools & Services 0.7%
PAREXEL International Corp. (a)	48,987	3,150,354

Machinery 3.6%
Chart Industries, Inc. (a)	59,032	2,110,394
Colfax Corp. (a)	70,469	3,252,145
Proto Labs, Inc. (a)	29,413	1,984,789
WABCO Holdings, Inc. (a)	33,746	4,175,055
Woodward, Inc.	77,302	4,250,837

		15,773,220

Oil, Gas & Consumable Fuels 3.0%
Gulfport Energy Corp. (a)	99,742	4,014,616
Rice Energy, Inc. (a)	218,587	4,553,167
RSP Permian, Inc. (a)	158,336	4,450,825

		13,018,608

	Shares	Value
Pharmaceuticals 0.7%
Prestige Brands Holdings, Inc. (a)	55,393	$2,561,372
Theravance Biopharma, Inc. (a)	42,785	557,061

		3,118,433

Professional Services 1.1%
Advisory Board Co. (The) (a)	36,540	1,997,642
Paylocity Holding Corp. (a)	82,281	2,949,774

		4,947,416

Real Estate Investment Trusts 1.5%
GEO Group, Inc. (The)	140,629	4,803,887
Two Harbors Investment Corp.	186,699	1,818,448

		6,622,335

Road & Rail 0.9%
Landstar System, Inc.	62,136	4,155,034

Semiconductors & Semiconductor Equipment 4.1%
♦Cavium, Inc. (a)	124,808	8,588,039
Kulicke & Soffa Industries, Inc. (a)	105,303	1,233,098
Qorvo, Inc. (a)	50,721	4,071,375
Veeco Instruments, Inc. (a)	140,583	4,040,355

		17,932,867

Software 11.2%
Aspen Technology, Inc. (a)	78,779	3,588,383
Fortinet, Inc. (a)	167,903	6,939,431
Guidewire Software, Inc. (a)	78,611	4,160,880
♦Imperva, Inc. (a)	134,948	9,135,980
Manhattan Associates, Inc. (a)	54,150	3,230,048
PTC, Inc. (a)	115,811	4,750,567
Qualys, Inc. (a)	156,441	6,312,394
Tableau Software, Inc. Class A (a)	39,357	4,537,862
Ultimate Software Group, Inc. (a)	30,237	4,969,149
Varonis Systems, Inc. (a)	70,761	1,563,110

		49,187,804

Specialty Retail 4.5%
♦Genesco, Inc. (a)	182,073	12,022,280
MarineMax, Inc. (a)	75,867	1,783,633
Vitamin Shoppe, Inc. (a)	166,696	6,212,760

		20,018,673

Technology Hardware, Storage & Peripherals 0.3%
Stratasys, Ltd. (a)	38,959	1,360,838

Textiles, Apparel & Luxury Goods 1.7%
Steven Madden, Ltd. (a)	119,058	5,093,301
Tumi Holdings, Inc. (a)	125,081	2,566,662

		7,659,963

Thrifts & Mortgage Finance 1.0%
MGIC Investment Corp. (a)	402,823	4,584,126

Total Common Stocks (Cost $358,749,463)		436,671,483

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-133

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 0.3%
Repurchase Agreement 0.3%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $1,301,850 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 7/31/19, with a Principal Amount of $1,310,000 and a Market Value of $1,328,441)	$1,301,850	$1,301,850

Total Short-Term Investment (Cost $1,301,850)		1,301,850

Total Investments (Cost $360,051,313) (b)	99.5%	437,973,333
Other Assets, Less Liabilities	0.5	2,321,837
Net Assets	100.0%	$440,295,170
(a)	Non-income producing security.

(b)	As of June 30, 2015, cost was $360,505,348 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$96,315,750
Gross unrealized depreciation	(18,847,765)

Net unrealized appreciation	$77,467,985

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$436,671,483	$—	$—	$436,671,483
Short-Term Investment
Repurchase Agreement	—	1,301,850	—	1,301,850

Total Investments in Securities	$436,671,483	$1,301,850	$—	$437,973,333

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-134	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $360,051,313)	$437,973,333
Receivables:
Investment securities sold	4,364,352
Fund shares sold	586,060
Dividends	80,206
Other assets	1,722

Total assets	443,005,673

Liabilities
Payables:
Investment securities purchased	2,286,592
Manager (See Note 3)	294,613
Fund shares redeemed	56,162
Shareholder communication	27,481
Professional fees	25,382
NYLIFE Distributors (See Note 3)	13,635
Custodian	3,768
Trustees	155
Accrued expenses	2,715

Total liabilities	2,710,503

Net assets	$440,295,170

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,762
Additional paid-in capital	302,876,614

302,907,376
Net investment loss	(1,053,278)
Accumulated net realized gain (loss) on investments	60,519,052
Net unrealized appreciation (depreciation) on investments	77,922,020

Net assets	$440,295,170

Initial Class
Net assets applicable to outstanding shares	$373,115,919

Shares of beneficial interest outstanding	26,038,170

Net asset value per share outstanding	$14.33

Service Class
Net assets applicable to outstanding shares	$67,179,251

Shares of beneficial interest outstanding	4,723,335

Net asset value per share outstanding	$14.22

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-135

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends	$805,633

Expenses
Manager (See Note 3)	1,652,903
Distribution and service—Service Class (See Note 3)	78,926
Shareholder communication	28,618
Professional fees	28,369
Custodian	6,698
Trustees	3,428
Miscellaneous	7,451

Total expenses	1,806,393

Net investment income (loss)	(1,000,760)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	8,336,258
Net change in unrealized appreciation (depreciation) on investments	21,457,169

Net realized and unrealized gain (loss) on investments	29,793,427

Net increase (decrease) in net assets resulting from operations	$28,792,667

M-136	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,000,760)	$(1,366,822)
Net realized gain (loss) on investments	8,336,258	54,255,439
Net change in unrealized appreciation (depreciation) on investments	21,457,169	(46,607,962)

Net increase (decrease) in net assets resulting from operations	28,792,667	6,280,655

Distributions to shareholders:
From net realized gain on investments:
Initial Class	—	(1,454,188)
Service Class	—	(278,946)

Total distributions to shareholders	—	(1,733,134)

Capital share transactions:
Net proceeds from sale of shares	60,879,503	93,667,034
Net asset value of shares issued to shareholders in reinvestment of distributions	—	1,733,134
Cost of shares redeemed	(54,877,491)	(183,276,553)

Increase (decrease) in net assets derived from capital share transactions	6,002,012	(87,876,385)

Net increase (decrease) in net assets	34,794,679	(83,328,864)

Net Assets
Beginning of period	405,500,491	488,829,355

End of period	$440,295,170	$405,500,491

Net investment loss at end of period	$(1,053,278)	$(52,518)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-137

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,			February 17, 2012** through December 31,
	2015*		2014		2013	2012
Net asset value at beginning of period	$13.33		$13.07		$9.99	$10.00

Net investment income (loss)	(0.03	)(a)	(0.04	)(a)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	1.03		0.36		3.12	(0.03)

Total from investment operations	1.00		0.32		3.09	(0.01)

Less dividends and distributions:
From net investment income	—		—		(0.01)	—
From net realized gain on investments	—		(0.06)		—	—

Total dividends and distributions	—		(0.06)		(0.01)	—

Net asset value at end of period	$14.33		$13.33		$13.07	$9.99

Total investment return	7.50	% (b)(c)	2.52%		30.89%	(0.10	%)(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.45	%)††	(0.30%)		(0.27%)	0.22	% ††
Net expenses	0.85	% ††	0.85%		0.85%	0.86	% ††
Portfolio turnover rate	23%		51%		41%	78%
Net assets at end of period (in 000’s)	$373,116		$343,965		$430,114	$272,908

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,			February 17, 2012** through December 31,
	2015*		2014		2013	2012
Net asset value at beginning of period	$13.25		$13.02		$9.97	$10.00

Net investment income (loss)	(0.05	)(a)	(0.07	)(a)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	1.02		0.36		3.11	(0.02)

Total from investment operations	0.97		0.29		3.05	(0.03)

Less distributions:
From net realized gain on investments	—		(0.06)		—	—

Net asset value at end of period	$14.22		$13.25		$13.02	$9.97

Total investment return	7.32	% (b)(c)	2.27%		30.56%	(0.30	%)(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.70	%)††	(0.55%)		(0.51%)	(0.09	%)††
Net expenses	1.10	% ††	1.10%		1.10%	1.11	% ††
Portfolio turnover rate	23%		51%		41%	78%
Net assets at end of period (in 000’s)	$67,179		$61,536		$58,716	$45,318

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-138	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Emerging Markets Equity Portfolio

(formerly, MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio)1

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	1.84%	–12.26%	–4.45%	1.30%
Service Class Shares	1.71	–12.48	–4.69	1.55

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
MSCI Emerging Markets Index[3]	2.95%	–5.12%	–0.04%
Average Lipper Variable Products Emerging Markets Portfolio[4]	2.31	–6.78	–0.19

1.	On November 14, 2014, the name of the Portfolio was changed from MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio to MainStay VP Emerging Markets Equity Portfolio. At a Special Meeting of Shareholders held on January 5, 2015, the shareholders of the Portfolio approved Subadvisory Agreements between New York Life Investment Management LLC and each of Cornerstone Capital Management Holdings LLC and Candriam Belgium, each affiliated subadvisors, with respect to the Portfolio. These changes became effective January 13, 2015.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Emerging Markets Portfolio is representative of portfolios that, by portfolio practice, seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s GNP per-capita or other economic measures. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-139

Cost in Dollars of a $1,000 Investment in MainStay VP Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,018.40	$6.41	$1,018.40	$6.41

Service Class Shares	$1,000.00	$1,017.10	$7.65	$1,017.20	$7.65

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (1.28% for Initial Class and 1.53% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-140	MainStay VP Emerging Markets Equity Portfolio

Country Composition as of June 30, 2015 (Unaudited)

China	25.5%
Republic of Korea	14.6
Taiwan	11.0
United States	10.9
South Africa	7.5
Brazil	6.7
Mexico	4.0
Thailand	3.0
India	2.4
Turkey	2.3
Russia	2.1
Malaysia	2.0
Indonesia	1.9
Poland	1.5

Egypt	1.0%
Hong Kong	1.0
Philippines	0.9
Chile	0.6
Czech Republic	0.4
Jordan	0.4
Hungary	0.3
Peru	0.2
Colombia	0.1
United Arab Emirates	0.1
Other Assets, Less Liabilities	–0.4

100.0%

See Portfolio of Investments beginning on page M-147 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	Samsung Electronics Co., Ltd.

2.	Tencent Holdings, Ltd.

3.	Taiwan Semiconductor Manufacturing Co., Ltd.

4.	Naspers, Ltd.

5.	China Construction Bank Corp. Class H
6.	China Mobile, Ltd.

7.	iShares MSCI India ETF

8.	Industrial & Commercial Bank of China, Ltd. Class H

9.	India Fund, Inc. (The)

10.	PowerShares India Portfolio

M-141

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jeremy Roethel, CFA, and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), a Subadvisor of the Portfolio, and Jan Boudewijns, Philip Screve and Mohamed Lamine Saidi of Candriam Belgium (“Candriam”), a Subadvisor of the Portfolio.

How did MainStay VP Emerging Markets Portfolio perform relative to its primary benchmark and peers for the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Emerging Markets Equity Portfolio returned 1.84% for Initial Class shares and 1.71% for Service Class shares. Over the same period, both share classes underperformed the 2.95% return of the MSCI Emerging Markets Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes underperformed the 2.31% return of the Average Lipper1 Variable Products Emerging Market Portfolio for the six months ended June 30, 2015.

Were there any changes to the Portfolio during the reporting period?

At a Special Meeting of Shareholders held on January 5, 2015, the shareholders of the Portfolio approved subadvisory agreements between New York Life Investment Management LLC (“New York Life Investments”), the Portfolio’s Manager, and each of Cornerstone Holdings and Candriam, each an affiliated subadvisor, with respect to the Portfolio.

Effective January 13, 2015, New York Life Investments amended its amended and restated management agreement to reflect a reduction in its management fee for the Portfolio. Accordingly, the Portfolio’s Prospectus was revised to reflect changes to the sections entitled “Fees and Expenses of the Fund,” “Principal Investment Strategies,” “Principal Risks,” “Past Performance,” “Management” and “The Fund and its Management.” For more information about these changes, please see the Supplement dated January 13, 2015, to the Prospectus dated May 1, 2014, as supplemented, and the Prospectus dated May 1, 2015.

This semiannual report reflects the performance of the Portfolio’s former Subadvisors prior to January 13, 2015, and the performance of Cornerstone Holdings and Candriam thereafter.

What factors affected the Portfolio’s relative performance during the reporting period?

During January 2015 the Portfolio experienced significant turnover and volatility because of the change in Subadvisors.

Cornerstone Holdings

Favorable stock selection was responsible for most of the positive performance that our portion of the Portfolio experienced relative to the MSCI Emerging Markets Index. Our portion of the Portfolio may sell securities short and may invest in securities of companies with market capitalizations outside the range of the MSCI Emerging Markets Index.

Candriam

As of early February, the Portfolio’s transition to the Candriam emerging-markets strategy was mostly complete, with the main exception being our exposure to India (which had a direct-access restriction) and Russia (which faced sanctions-related restrictions). For the remainder of the reporting period, our portion of the Portfolio performed well relative to the MSCI Emerging Markets Index.

Positive factors that affected relative performance in our portion of the Portfolio related to our investment process, which focused on bottom-up selection of reasonably priced quality companies delivering strong and sustainable profitability in an environment of scarce global economic growth. Our use of a thematic approach rather than top-down country selection was another factor behind the relative performance of our portion of the Portfolio.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives.

Cornerstone Holdings

During the reporting period, performance in our portion of the Portfolio was not materially affected by investments in derivatives. Our portion of the Portfolio used exchange traded funds (ETFs) to offset the beta2 impact of cash flows into and out of our portion of the Portfolio. We used total return swaps to gain short exposure to emerging-market equities in markets where shorting was prohibited. In practice, however, these swaps offered the equivalent exposure of shorting the underlying security.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

M-142	MainStay VP Emerging Markets Equity Portfolio

Candriam

Our portion of the Portfolio did not use derivatives during the reporting period. To provide the desired exposure to the Indian equity market (absent the necessary registration to directly access this market), our portion of the Portfolio used closed-end funds, Global and American Depositary Receipts, and ETFs.

Which sectors and/or regions were the strongest positive contributors to the Portfolio’s relative performance, and which sectors and/or regions were particularly weak?

Cornerstone Holdings

In our portion of the Portfolio, the sectors that made the strongest positive contributions to performance relative to the MSCI Emerging Markets Index were materials, health care and consumer staples. (Contributions take weightings and total returns into account.) Favorable stock selection in each of these sectors was the primary driver of outperformance. The sectors that detracted the most from relative performance in our portion of the Portfolio were energy, utilities, and consumer discretionary. Unfortunate stock selection in each of these sectors hurt relative performance, and the utilities and consumer discretionary sectors had negative total returns in our portion of the Portfolio. Stock selection was responsible for most of the differences between our portion of the Portfolio and the MSCI Emerging Markets Index, however allocation effects were on balance negative during the transition period and were spread across sectors.

On a regional basis, and relative to the MSCI Emerging Markets Index, favorable stock selection within Asia and an underweight allocation to Latin America contributed positively to relative performance in our portion of the Portfolio during the reporting period. Stock selection was flat in Latin America, and detracted from relative performance in the Europe, Middle East and Africa (EMEA) region. The relative performance of the Latin America and EMEA regions were negative in our portion of the Portfolio.

During the reporting period, the countries that made the strongest positive contributions to relative performance in our portion of the Portfolio were South Korea, Malaysia and Taiwan. The countries that detracted the most from relative performance were Russia, South Africa and India.

Candriam

In our portion of the Portfolio, consumer durables made the strongest positive sector contribution relative to the MSCI Emerging Markets Index, closely followed by the information technology sector. The health care sector was also a positive contributor to relative performance in our portion of the Portfolio. Stock selection and an overweight position in each of these sectors helped relative performance.

The weakest contributing sectors to relative performance in our portion of the Portfolio were financials (including closed-end funds and ETFs), energy and industrials. In our portion of the Portfolio, stock selection and underweight positions in these sectors detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Cornerstone Holdings

During the reporting period, the stock that made the strongest positive contribution to absolute performance in our portion of the Portfolio was a long position in Hyosung Corporation, a South Korean company that specializes in general trading and production of plastic and chemical products. The company is listed on the South Korean Stock Exchange. Hyosung’s stock rose 108% year-to-date through June 30, 2015, driven by good earnings over the previous two quarters. According to analysts, Hyosung is likely to post solid second-quarter 2015 earnings, helped by higher spreads in the chemical industry. Another strong contributor to absolute performance in our portion of the Portfolio was a long position in Tencent Holdings, a Chinese application software company listed in Hong Kong. We believed that Tencent was well positioned to capitalize on the exponential growth of mobile-based transactions by Chinese consumers. Visa, one of the leading global electronic-payment networks, was in talks with Tencent about a potential partnership. Another notable contributor to absolute performance in our portion of the Portfolio was a long position in China Railway Construction, a Chinese infrastructure company listed in Hong Kong. China Railway Construction is one of two dominant railway construction companies in China, and we believe that the company should be a major beneficiary of significant railway investment in the next few years.

M-143

The stock that made the strongest negative contribution to absolute performance in our portion of the Portfolio during the reporting period was a long position in Wan Hai Lines Ltd., a Taiwan-based marine transport and shipping agency. The company is listed on the Taiwan Stock Exchange. The company purchases, sells and leases vessels and operates container freight stations. Wan Hai Lines was affected by declines in Taiwan’s transportation industry and by overcapacity of shipping liners as margins were reduced for marine transportation companies. Another detractor from absolute performance was a long position in Samsung Electronics Co. Ltd, a globally known South Korean electronics producer that makes a wide array of electronics, from semiconductors to household appliances. Samsung’s second quarter expectations were revised down because the company anticipated weaker-than-expected earnings from its information technology and mobile industries. Supply shortages of the company’s flagship Galaxy S6 Edge smart phone and reduced sales for the company’s OLED displays were cited as reasons Samsung’s lowered expectations. Another notable detractor from absolute performance in our portion of the Portfolio was a short position in SK Hynix, a manufacturer of semiconductors such as DRAM and NAND flash memory. The company is listed on the South Korean Stock Exchange. Increased use of mobile devices has reduced demand for PCs which in turn has been affecting DRAM prices. DRAM has been the main source of revenue for SK Hynix, and price declines affected the company’s operating margins.

Candriam

Korean and Taiwanese companies turned out to be the best individual contributors to absolute performance in our portion of the Portfolio. Optical lens maker Largan Precision Ltd. made the most substantial contribution, as a world leader in smartphone lenses and a main supplier for Apple. Strong profitability and growth prospects at Hermes Microvision made the company the second-best contributor to absolute performance in our portion of the Portfolio. The company is the world’s leading E-beam wafer inspection tool maker and a supplier to all leading-edge semiconductor manufacturing companies. Korean cosmetics producer Cosmax (whose stock is outside the MSCI Emerging Markets Index) also showed exceptional performance during the reporting period because of strong profitability and growth for its products in Korea and especially in mainland China.

The weakest contributors to absolute performance in our portion of the Portfolio included overweight positions relative to the MSCI Emerging Market Index. Korean Internet and social services company Naver saw some profit taking when earnings growth momentum weakened after a period of strong performance and when the company postponed the initial public offering of its LINE-messaging activity.

Worse-than-expected earnings growth hurt the performance of South African health care company Aspen Pharmacare Holdings. After a period of strong performance, the company came under selling pressure as the South African currency, the rand, weakened and competition increased.

Mexican pharmaceuticals company Genomma Labs suffered a correction after the company announced disappointing earnings. The stock was among the weakest performers in our portion of the Portfolio.

Were any other stocks particularly noteworthy during the reporting period?

Candriam

Other strong performers in our portion of the Portfolio included Chinese Internet and social media company Tencent Holdings, which continued its multiyear run of strong performance and Korean furniture producer and interior designer Hanssem, which was a strong player in Korea’s booming housing market.

Did the Portfolio make any significant purchases or sales during the reporting period?

Cornerstone Holdings

During the reporting period, our portion of the Portfolio made a number of significant purchases and sales as part of the transition of Subadvisors that occurred during January 2015. These transactions also aligned holdings in our portion of the Portfolio with our stock-selection and risk-management processes.

Examples of significant sales included Shinhan Financial Group (a Korean diversified bank) and China Shenhua Energy Company (a Chinese coal operations company). Both were trimmed from substantially overweight positions to Index-level positions as part of the transition.

M-144	MainStay VP Emerging Markets Equity Portfolio

Significant purchases included Chinese semiconductor company Taiwan Semiconductor Manufacturing and Korean electronic products manufacturer Samsung Electronics Company. Both companies were purchased to move from substantially underweight positions to Index-level positions as part of the transition.

Candriam

During January 2015, there was considerable turnover to bring our portion of the Portfolio in line with our emerging-market equity strategy. The largest purchases and sales were primarily linked to this transition.

The largest sales in our portion of the Portfolio were Vanguard FTSE Emerging Markets ETF and iShares MSCI Emerging Markets ETF. Excluding those transactions, the largest sales in our portion of the Portfolio included Mexican telecommunications company America Movil, Korean auto components maker Hyundai Mobis and China telecommunications company China Mobile.

We made large purchases of iShares MSCI India ETF and closed-end fund India Fund Inc. as an alternative to direct exposure in India. Aside from these transactions, the largest purchases in our portion of the Portfolio during the reporting period were in Chinese Internet company Tencent Holdings, South African media and Internet company Naspers Ltd. and Chinese life insurance company Ping An Insurance.

How did the Portfolio’s sector and/or regional weightings change during the reporting period?

Cornerstone Holdings

During the reporting period, our portion of the Portfolio increased its weightings relative to the MSCI Emerging Markets Index in the information technology, consumer staples and consumer discretionary sectors. Over the same period, our portion of the Portfolio decreased its relative sector weightings in materials and industrials.

Regionally, our portion of the Portfolio increased its weightings relative to the MSCI Emerging Markets Index in Asia and Latin America. Our portion of the Portfolio decreased its weighting in the Europe, Middle East and Africa region.

At a country level, our portion of the Portfolio increased its relative weightings in China, India, and South Africa and decreased its relative weightings in Poland, Peru and Malaysia.

Candriam

In January 2015, there was considerable Portfolio turnover related to the change in Subadvisors. The largest increase in sector weightings in our portion of the Portfolio was in the information technology sector, which more than doubled. We substantially increased our positions in the health care and consumer discretionary sectors, both of which ended the reporting period overweight relative to the MSCI Emerging Markets Index in our portion of the Portfolio. The largest decreases in sector weightings in our portion of the Portfolio were in the energy and materials sectors. We also decreased the weighting in the telecommunications sector in our portion of the Portfolio in line with our emerging-markets strategy.

How was the Portfolio positioned at the end of the reporting period?

Cornerstone Holdings

As of June 30, 2015, our portion of the Portfolio was overweight relative to the MSCI Emerging Markets Index in the information technology, energy and financials sectors. As of the same date, our portion of the Portfolio was underweight relative to the Index in the consumer staples, telecommunication services and utilities sectors.

As of June 30, 2015, our portion of the Portfolio held an overweight position relative to the MSCI Emerging Markets Index in Asia and underweight positions in Latin America and the Europe, Middle East and Africa regions. At a country level, our portion of the Portfolio was overweight South Korea, Thailand, and Mexico and underweight Malaysia, Brazil and Russia as of June 30, 2015.

Candriam

As of June 30, 2015, our portion of the Portfolio was most substantially overweight relative to the MSCI Emerging Markets Index in the consumer discretionary and information technology sectors, followed by health care and industrials. As of the same date, our

M-145

portion of the Portfolio was most substantially underweight in sectors that we considered to be more cyclical, such as energy and materials. As of June 30, 2015, our portion of the Portfolio was also underweight telecommunication services and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-146	MainStay VP Emerging Markets Equity Portfolio

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value
Common Stocks 85.0%†
Brazil 4.3%
Ambev S.A. (Beverages)	234,800	$1,442,437
Banco Bradesco S.A. (Banks)	61,420	552,742
Banco do Brasil S.A. (Banks)	70,188	548,121
BB Seguridade Participacoes S.A. (Insurance)	700	7,677
BR Malls Participacoes S.A. (Real Estate Management & Development)	46,600	218,229
BRF S.A. (Food Products)	1,300	27,463
Centrais Eletricas Brasileiras S.A. (Electric Utilities) (a)	153,900	291,059
CETIP S.A.—Mercados Organizados (Capital Markets)	23,100	253,208
CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, Restaurants & Leisure)	42,500	256,988
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Household Durables)	42,000	133,736
Even Construtora e Incorporadora S.A. (Household Durables)	30,000	31,842
Ez Tec Empreendimentos e Participacoes S.A. (Household Durables)	19,910	92,727
Hypermarcas S.A. (Personal Products) (a)	300	2,184
JBS S.A. (Food Products)	117,400	617,756
Light S.A. (Electric Utilities)	34,300	186,774
Lojas Renner S.A. (Multiline Retail)	44,000	1,599,177
MRV Engenharia e Participacoes S.A. (Household Durables)	46,400	116,556
Multiplus S.A. (Media)	33,000	398,025
Petroleo Brasileiro S.A. (Oil, Gas & Consumable Fuels) (a)	213,500	963,432
Petroleo Brasileiro S.A., ADR (Oil, Gas & Consumable Fuels) (a)	43,939	397,648
Petroleo Brasileiro S.A., Sponsored ADR (Oil, Gas & Consumable Fuels) (a)	110,000	897,600
Porto Seguro S.A. (Insurance)	23,000	306,262
Raia Drogasil S.A. (Food & Staples Retailing)	134,000	1,727,419
Sao Martinho S.A. (Food Products)	33,500	404,056
Ser Educacional S.A. (Diversified Consumer Services)	87,530	404,838
SLC Agricola S.A. (Food Products)	6,200	34,499
Smiles S.A. (Media)	92,000	1,559,126
Sul America S.A. (Insurance)	61,300	299,096
Transmissora Alianca de Energia Eletrica S.A. (Electric Utilities)	70,900	469,307
Ultrapar Participacoes S.A. (Oil, Gas & Consumable Fuels)	87,000	1,838,442
Via Varejo S.A. (Specialty Retail)	78,400	283,179
WEG S.A. (Machinery)	315,000	1,930,060

		18,291,665

	Shares	Value
Chile 0.6%
Aguas Andinas S.A. Class A (Water Utilities)	922,694	$526,821
Banco de Credito e Inversiones (Banks)	7,910	347,680
Cencosud S.A. (Food & Staples Retailing)	125,918	304,319
Corpbanca S.A. (Banks)	39,585,383	437,171
Empresa Nacional de Electricidad S.A. (Independent Power & Renewable Electricity Producers)	264,756	364,866
Empresas CMPC S.A. (Paper & Forest Products)	115,674	314,303
Empresas COPEC S.A. (Oil, Gas & Consumable Fuels)	2,536	26,975
Enersis S.A. (Electric Utilities)	275,673	87,539
Inversiones La Construccion S.A. (Diversified Financial Services)	1,797	20,127
SONDA S.A. (IT Services)	1,154	2,417

		2,432,218

China 25.5%
361 Degrees International, Ltd. (Textiles, Apparel & Luxury Goods)	235,000	77,004
Agricultural Bank of China, Ltd. Class H (Banks)	2,399,000	1,296,748
Air China, Ltd. (Airlines) (b)(c)	1,084,000	1,227,822
Alibaba Group Holding, Ltd., Sponsored ADR (Internet Software & Services) (a)	27,400	2,254,198
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	1,238,000	3,018,519
AVIC International Holdings, Ltd. Class H (Electronic Equipment, Instruments & Components)	318,000	288,399
Bank of China, Ltd. Class H (Banks)	7,093,000	4,620,966
Bank of Communications Co., Ltd. Class H (Banks)	30,000	31,271
Baoye Group Co., Ltd. Class H (Construction & Engineering)	100,000	76,630
Beijing Capital International Airport Co., Ltd. Class H (Transportation Infrastructure)	848,000	978,013
Beijing Enterprises Holdings, Ltd. (Industrial Conglomerates)	500	3,757
Biostime International Holdings, Ltd. (Food Products)	155,000	452,909
Boer Power Holdings, Ltd. (Electrical Equipment)	98,000	208,098
BYD Electronic International Co., Ltd. (Communications Equipment) (a)	429,000	581,110
Cabbeen Fashion, Ltd. (Textiles, Apparel & Luxury Goods)	154,000	121,785
China Cinda Asset Management Co., Ltd. Class H (Capital Markets) (a)	2,100,000	1,170,347

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-147

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
China CITIC Bank Corp., Ltd. Class H (Banks) (a)	1,105,000	$880,972
China Communications Construction Co., Ltd. Class H (Construction & Engineering)	996,000	1,485,349
♦China Construction Bank Corp. Class H (Banks)	8,980,000	8,213,609
China Everbright Bank Co., Ltd. Class H (Banks)	209,000	124,836
China Everbright International, Ltd. (Commercial Services & Supplies)	600,000	1,082,106
China Everbright, Ltd. (Capital Markets)	406,000	1,403,693
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (a)	639,000	551,491
China Hongqiao Group, Ltd. (Metals & Mining)	613,000	577,291
China Lesso Group Holdings, Ltd. (Building Products)	431,000	350,291
China Life Insurance Co., Ltd. Class H (Insurance)	899,000	3,896,821
China Lilang, Ltd. (Textiles, Apparel & Luxury Goods)	114,000	131,772
China Lumena New Materials Corp. (Chemicals) (a)(b)(c)	260,000	2,096
China Medical System Holdings, Ltd. (Pharmaceuticals)	1,000	1,391
China Merchants Bank Co., Ltd. Class H (Banks)	366,500	1,073,276
China Metal Recycling Holdings, Ltd. (Metals & Mining) (a)(b)(c)	75,000	4,562
♦China Mobile, Ltd. (Wireless Telecommunication Services)	583,500	7,482,362
China National Materials Co., Ltd. Class H (Construction Materials)	6,000	1,951
China Overseas Land & Investment, Ltd. (Real Estate Management & Development)	910,000	3,222,517
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	2,202,000	1,897,602
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	1,000	1,538
China Sanjiang Fine Chemicals Co., Ltd. (Chemicals) (a)	222,000	77,040
China Shenhua Energy Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	1,000	2,281
China Shineway Pharmaceutical Group, Ltd. (Pharmaceuticals)	1,000	1,496
China State Construction International Holdings, Ltd. (Construction & Engineering)	1,930,000	3,455,877
China Telecom Corp., Ltd. Class H (Diversified Telecommunication Services)	2,484,000	1,458,057

	Shares	Value
China (continued)
China Travel International Investment Hong Kong, Ltd. (Hotels, Restaurants & Leisure)	328,000	$144,291
China Unicom Hong Kong, Ltd., ADR (Diversified Telecommunication Services)	35,401	555,796
China Zhongwang Holdings, Ltd. (Metals & Mining)	3,600	1,853
Chinasoft International, Ltd. (IT Services) (a)	4,000	2,183
Chongqing Rural Commercial Bank Co., Ltd. Class H (Banks)	921,000	742,593
CITIC Securities Co., Ltd. Class H (Capital Markets)	314,500	1,136,031
CITIC, Ltd. (Industrial Conglomerates)	136,000	244,576
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	1,746,000	2,482,203
Dongfeng Motor Group Co., Ltd. Class H (Automobiles)	662,000	886,476
Dongyue Group, Ltd. (Chemicals)	647,000	233,708
Fufeng Group, Ltd. (Chemicals)	330,000	244,790
Great Wall Motor Co., Ltd. Class H (Automobiles) (b)(c)	500	2,451
Guangdong Investment, Ltd. (Water Utilities)	1,050,000	1,468,351
Haitong Securities Co., Ltd. Class H (Capital Markets)	81,600	216,328
Harbin Electric Co., Ltd. Class H (Electrical Equipment)	84,000	66,103
Huaneng Power International, Inc. Class H (Independent Power & Renewable Electricity Producers)	304,000	422,770
iKang Healthcare Group, Inc., ADR (Health Care Providers & Services) (a)	62,000	1,199,080
♦Industrial & Commercial Bank of China, Ltd. Class H (Banks)	7,322,000	5,809,199
Jiangnan Group, Ltd. (Electrical Equipment)	2,200,000	635,744
Jintian Pharmaceutical Group, Ltd. (Health Care Providers & Services)	191,000	102,011
Ju Teng International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	370,000	178,996
Kingboard Laminates Holdings, Ltd. (Electronic Equipment, Instruments & Components)	203,500	97,135
Lenovo Group, Ltd. (Technology Hardware, Storage & Peripherals)	1,532,000	2,122,631
Lonking Holdings, Ltd. (Machinery)	271,000	53,140
Maoye International Holdings, Ltd. (Multiline Retail)	450,000	103,915
Metallurgical Corp. of China, Ltd. Class H (Construction & Engineering)	1,244,150	542,501
New China Life Insurance Co., Ltd. Class H (Insurance)	10,300	61,588

M-148	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
PetroChina Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	924,000	$1,028,713
Phoenix Healthcare Group Co., Ltd. (Health Care Providers & Services)	1,000	1,907
PICC Property & Casualty Co., Ltd. Class H (Insurance)	418,000	951,232
Ping An Insurance Group Co. of China, Ltd. Class H (Insurance)	348,000	4,686,959
Real Nutriceutical Group, Ltd. (Personal Products)	1,379,000	412,728
Sany Heavy Equipment International Holdings Co., Ltd. (Machinery) (a)	9,000	2,496
Shandong Chenming Paper Holdings, Ltd. Class H (Paper & Forest Products)	138,500	83,798
Shandong Luoxin Pharmaceutical Group Stock Co., Ltd. Class H (Pharmaceuticals)	22,000	42,345
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates)	158,000	536,073
Shanghai Jin Jiang International Hotels Group Co., Ltd. Class H (Hotels, Restaurants & Leisure)	6,000	2,632
Shenzhou International Group Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	346,000	1,678,322
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals) (b)(c)	1,330,000	608,075
Sinofert Holdings, Ltd. (Chemicals)	10,000	2,296
Sinosoft Technology Group, Ltd. (Software)	2,000	1,466
Sinotrans, Ltd. Class H (Air Freight & Logistics)	349,000	234,121
Sinotruk Hong Kong, Ltd. (Machinery)	248,000	149,410
Skyworth Digital Holdings, Ltd. (Household Durables)	740,000	658,707
TCL Communication Technology Holdings, Ltd. (Technology Hardware, Storage & Peripherals)	196,000	183,318
♦Tencent Holdings, Ltd. (Internet Software & Services)	753,800	15,053,535
Texhong Textile Group, Ltd. (Textiles, Apparel & Luxury Goods)	39,500	35,670
Tianjin Development Holdings (Multi-Utilities)	268,000	262,760
TravelSky Technology, Ltd. Class H (IT Services)	32,000	47,062
Vipshop Holdings, Ltd., ADR (Internet & Catalog Retail) (a)	78,500	1,746,625
Weichai Power Co., Ltd. Class H (Machinery)	1,000	3,348
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	123,500	86,672
Wumart Stores, Inc. Class H (Food & Staples Retailing)	46,000	32,223

	Shares	Value
China (continued)
Xiamen International Port Co., Ltd. Class H (Transportation Infrastructure)	4,200	$1,691
Xinhua Winshare Publishing and Media Co., Ltd. Class H (Distributors)	105,000	124,891
Xinjiang Goldwind Science & Technology Co., Ltd. (Electrical Equipment)	25,000	50,571
Xinyi Solar Holdings, Ltd. (Semiconductors & Semiconductor Equipment)	5,050,000	2,084,744
Yuexiu Transport Infrastructure, Ltd. (Transportation Infrastructure)	96,000	68,982
Zhejiang Expressway Co., Ltd. Class H (Transportation Infrastructure)	884,000	1,227,089
Zhuzhou CSR Times Electric Co., Ltd. Class H (Electrical Equipment)	297,500	2,241,358
Zijin Mining Group Co., Ltd. Class H (Metals & Mining)	4,214,000	1,484,119

		109,360,234

Colombia 0.0%‡
Ecopetrol S.A. (Oil, Gas & Consumable Fuels)	238,144	158,140

Czech Republic 0.4%
Ceska Telekomunikacni Infrastruktura A.S. (Diversified Telecommunication Services) (a)	14,241	101,874
CEZ A.S. (Electric Utilities)	58,118	1,349,404
O2 Czech Republic A.S. (Diversified Telecommunication Services)	14,241	56,758

		1,508,036

Egypt 1.0%
Commercial International Bank Egypt S.A.E. (Banks)	557,501	4,114,229
Telecom Egypt Co. (Diversified Telecommunication Services)	208,678	222,078

		4,336,307

Hong Kong 1.0%
Belle International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	23,000	26,408
China Gas Holdings, Ltd. (Gas Utilities)	1,200,000	1,916,520
Cowell e Holdings, Inc. (Electronic Equipment, Instruments & Components) (a)	940,000	868,265
EVA Precision Industrial Holdings, Ltd. (Machinery)	342,000	100,594
GCL-Poly Energy Holdings, Ltd. (Semiconductors & Semiconductor Equipment) (a)	1,680,000	387,948
Huabao International Holdings, Ltd. (Chemicals)	599,000	360,101
Lee & Man Paper Manufacturing, Ltd. (Paper & Forest Products)	768,000	489,440

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-149

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Hong Kong (continued)
Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	48,000	$55,855
Wasion Group Holdings, Ltd. (Electronic Equipment, Instruments & Components)	2,000	3,075

		4,208,206

Hungary 0.3%
MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	11,192	572,801
Richter Gedeon Nyrt (Pharmaceuticals)	59,686	896,579

		1,469,380

India 1.1%
Dr. Reddy’s Laboratories, Ltd., ADR (Pharmaceuticals)	20,000	1,106,400
ICICI Bank, Ltd., Sponsored ADR (Banks)	80,000	833,600
Infosys, Ltd., Sponsored ADR (IT Services)	56,000	887,600
Reliance Industries, Ltd., Sponsored GDR (Oil, Gas & Consumable Fuels) (d)	32,000	996,800
State Bank of India, GDR (Banks)	20,000	827,000
Tata Motors, Ltd., Sponsored ADR (Automobiles)	990	34,125

		4,685,525

Indonesia 1.9%
Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	694,700	39,600
Astra Agro Lestari Tbk PT (Food Products)	52,200	89,855
Bank Negara Indonesia Persero Tbk PT (Banks)	2,927,100	1,163,595
Bank Rakyat Indonesia Persero Tbk PT (Banks)	2,025,500	1,572,393
Indofood Sukses Makmur Tbk PT (Food Products)	1,223,400	603,327
Matahari Department Store Tbk PT (Multiline Retail)	1,100,000	1,365,460
Pembangunan Perumahan Persero Tbk PT (Construction & Engineering)	3,750,000	975,998
Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	8,250,800	1,813,227
United Tractors Tbk PT (Machinery)	390,000	596,006

		8,219,461

Jordan 0.4%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	59,000	1,791,963

Malaysia 2.0%
AirAsia BHD (Airlines)	249,500	101,837
Astro Malaysia Holdings BHD (Media)	2,250,000	1,836,735
Berjaya Auto BHD (Specialty Retail)	485,100	347,143

	Shares	Value
Malaysia (continued)
Boustead Holdings BHD (Industrial Conglomerates)	13,800	$15,179
Coastal Contracts BHD (Machinery)	193,400	140,450
Dialog Group BHD (Construction & Engineering)	2,600,000	1,095,680
Hong Leong Financial Group BHD (Banks)	51,400	206,526
IOI Properties Group BHD (Real Estate Management & Development)	119,700	58,692
Malayan Banking BHD (Banks)	352,582	854,121
Malaysia Building Society BHD (Thrifts & Mortgage Finance)	251,200	112,517
Media Prima BHD (Media)	76,000	29,409
MISC BHD (Marine)	900	1,842
My EG Services BHD (IT Services)	2,400,000	1,768,354
Press Metal BHD (Metals & Mining)	123,000	84,760
Public Bank BHD (Banks)	250,000	1,240,392
TA Enterprise BHD (Hotels, Restaurants & Leisure)	113,500	20,456
Top Glove Corp. BHD (Health Care Equipment & Supplies)	97,300	171,493
UEM Edgenta BHD (Construction & Engineering)	163,300	149,320
UMW Holdings BHD (Automobiles)	11,400	30,638
Unisem M BHD (Semiconductors & Semiconductor Equipment)	254,700	157,289
YTL Power International BHD (Multi-Utilities)	219,400	93,040

		8,515,873

Mexico 4.0%
America Movil S.A.B. de C.V. Series L (Wireless Telecommunication Services)	1,649,446	1,763,047
Arca Continental S.A.B. de C.V. (Beverages)	103,100	585,507
Controladora Vuela Cia de Aviacion S.A.B. de C.V. (Airlines) (a)	206,200	245,853
Corporacion GEO S.A.B. de C.V. Series B (Household Durables) (a)(b)(c)	88,600	664
Credito Real S.A.B. de C.V. (Consumer Finance)	85,000	190,091
Empresas ICA S.A.B. de C.V. (Construction & Engineering) (a)	420,300	325,971
Fibra Uno Administracion S.A. de C.V. (Real Estate Investment Trusts)	379,400	902,305
Fomento Economico Mexicano S.A.B. de C.V. (Beverages)	100	891
Gentera S.A.B. de C.V. (Consumer Finance)	262,300	466,441
Gruma S.A.B. de C.V. Class B (Food Products)	228,300	2,944,986
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B (Transportation Infrastructure)	300	2,054
Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B (Transportation Infrastructure)	167,110	2,374,147

M-150	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Mexico (continued)
Grupo Financiero Banorte S.A.B. de C.V. Class O (Banks)	115,100	$632,858
Grupo Financiero Santander Mexico S.A.B de C.V. Series B (Banks)	137,500	253,873
Grupo Mexico S.A.B. de C.V. (Metals & Mining)	318,800	959,189
Grupo Televisa S.A.B. (Media)	227,000	1,762,418
Industrias Bachoco S.A.B. de C.V., Sponsored ADR (Food Products)	1,519	82,193
Industrias Bachoco S.A.B. de C.V. Series B (Food Products)	15,000	67,282
Industrias Penoles S.A.B. de C.V. (Metals & Mining)	10,445	170,888
Mexichem S.A.B de C.V. (Chemicals)	304,800	880,415
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure) (a)	474,200	615,472
Urbi Desarrollos Urbanos S.A.B. de C.V. (Household Durables) (a)(b)(c)	101,900	10
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	788,500	1,925,912

		17,152,467

Peru 0.2%
Credicorp, Ltd. (Banks)	5,100	708,492

Philippines 0.9%
Ayala Land, Inc. (Real Estate Management & Development)	1,400,000	1,158,128
Cebu Air, Inc. (Airlines)	59,020	111,260
DMCI Holdings, Inc. (Industrial Conglomerates)	1,306,100	382,358
Energy Development Corp. (Independent Power & Renewable Electricity Producers)	1,750,000	290,308
First Philippine Holdings Corp. (Electric Utilities)	9,680	17,443
GT Capital Holdings, Inc. (Diversified Financial Services)	27,000	817,964
Universal Robina Corp. (Food Products)	200,000	860,501

		3,637,962

Poland 1.5%
Alior Bank S.A. (Banks) (a)	60,000	1,425,479
Asseco Poland S.A. (Software)	18,219	280,602
CCC S.A. (Textiles, Apparel & Luxury Goods)	22,000	1,018,085
Enea S.A. (Electric Utilities)	64,180	272,253
Grupa Lotos S.A. (Oil, Gas & Consumable Fuels) (a)	12,134	96,814
KGHM Polska Miedz S.A. (Metals & Mining)	6,757	191,478
Polski Koncern Naftowy Orlen S.A. (Oil, Gas & Consumable Fuels)	50,773	996,960

	Shares	Value
Poland (continued)
Polskie Gornictwo Naftowe i Gazownictwo S.A. (Oil, Gas & Consumable Fuels)	461,937	$810,847
Powszechny Zaklad Ubezpieczen S.A. (Insurance)	11,217	1,290,701
Synthos S.A. (Chemicals) (a)	12,092	14,954
Tauron Polska Energia S.A. (Electric Utilities)	193,190	225,046

		6,623,219

Republic of Korea 13.4%
AK Holdings, Inc. (Chemicals)	28	1,958
Amorepacific Corp. (Personal Products)	698	261,566
Asiana Airlines, Inc. (Airlines) (a)	47,535	270,180
CJ CheilJedang Corp. (Food Products)	872	344,751
Com2uSCorp (Software) (a)	404	44,839
Cosmax, Inc. (Personal Products)	11,500	2,077,413
Coway Co., Ltd. (Household Durables)	2,000	163,880
Crown Confectionery Co., Ltd. (Food Products)	315	180,734
Dae Han Flour Mills Co., Ltd. (Food Products)	258	52,042
Daewoo Securities Co., Ltd. (Capital Markets)	21,761	297,508
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (Machinery)	9,712	115,800
Daou Technology, Inc. (Internet Software & Services)	25,317	628,698
DGB Financial Group, Inc. (Banks)	38,477	403,587
Dong-A Socio Holdings Co., Ltd. (Pharmaceuticals)	2,859	521,589
Dongwon F&B Co., Ltd. (Food Products)	368	124,707
GOLFZON Co., Ltd. (Software) (a)	20	2,295
GS Holdings, Corp. (Oil, Gas & Consumable Fuels)	16,119	718,921
Hanil Cement Co., Ltd. (Construction Materials)	1,008	153,624
Hansol Chemical Co., Ltd. (Chemicals)	32	2,832
Hanssem Co., Ltd. (Household Durables)	8,400	2,116,097
Hanwha Corp. (Chemicals)	35,373	1,496,800
Hanwha Life Insurance Co., Ltd. (Insurance)	66,462	472,494
Harim Holdings Co., Ltd. (Industrial Conglomerates) (a)	18,016	75,507
Hotel Shilla Co., Ltd. (Specialty Retail)	18,500	1,849,254
Hyosung Corp. (Chemicals)	13,327	1,720,461
Hyundai Engineering & Construction Co., Ltd. (Construction & Engineering)	569	20,940
Hyundai Motor Co. (Automobiles)	15	1,829
Hyundai Securities Co., Ltd. (Capital Markets)	35,036	284,886
Hyundai Steel Co. (Metals & Mining)	11,561	701,672
Industrial Bank of Korea (Banks)	111,018	1,438,173
KB Financial Group, Inc. (Banks)	21	695
KEPCO Plant Service & Engineering Co., Ltd. (Commercial Services & Supplies)	17,000	1,798,377

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-151

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
KH Vatec Co., Ltd. (Electronic Equipment, Instruments & Components)	22,700	$400,905
Kia Motors Corp. (Automobiles)	21,355	867,257
Kolao Holdings (Specialty Retail)	56,000	1,122,058
Korea Aerospace Industries, Ltd. (Aerospace & Defense)	28,000	1,995,607
Korea Electric Power Corp. (Electric Utilities)	43,546	1,787,984
Korea Electric Terminal Co., Ltd. (Electrical Equipment)	4,019	332,920
Korea Investment Holdings Co., Ltd. (Capital Markets)	20,000	1,142,140
Korea Petro Chemical Ind Co., Ltd. (Chemicals)	4,274	739,506
Korea Zinc Co., Ltd. (Metals & Mining)	3,500	1,710,072
Korean Air Lines Co., Ltd. (Airlines) (a)	1,573	57,113
Kwang Dong Pharmaceutical Co., Ltd. (Pharmaceuticals)	167	2,463
LF Corp. (Textiles, Apparel & Luxury Goods)	3,456	93,879
LG Chem, Ltd. (Chemicals)	454	113,352
LG Corp. (Industrial Conglomerates)	469	25,984
LG Display Co., Ltd. (Electronic Equipment, Instruments & Components)	18,535	429,539
LG Household & Health Care, Ltd. (Household Products)	2,139	1,484,232
LG Innotek Co., Ltd. (Electronic Equipment, Instruments & Components)	5,021	452,383
LG International Corp. (Trading Companies & Distributors)	3,824	133,357
Lotte Chemical Corp. (Chemicals)	316	81,872
LOTTE Himart Co., Ltd. (Specialty Retail)	771	52,324
Meritz Securities Co., Ltd. (Capital Markets)	19,303	123,386
Mirae Asset Securities Co., Ltd. (Capital Markets)	41	1,856
Modetour Network, Inc. (Hotels, Restaurants & Leisure)	23,000	684,567
NAVER Corp. (Internet Software & Services)	2,600	1,477,789
NCSoft Corp. (Software)	157	27,939
NH Investment & Securities Co., Ltd. (Capital Markets)	108,540	1,187,133
OCI Materials Co., Ltd. (Chemicals)	6,562	758,885
Partron Co., Ltd. (Electronic Equipment, Instruments & Components)	16,657	126,482
POSCO (Metals & Mining)	109	21,889
S&T Motiv Co., Ltd. (Auto Components)	9,299	554,380
S-Oil Corp. (Oil, Gas & Consumable Fuels)	986	59,755
♦Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	10,678	12,138,333
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	5,750	1,515,532
Seah Besteel Corp. (Metals & Mining)	6,871	268,261
Seegene, Inc. (Biotechnology) (a)	20,000	736,922

	Shares	Value
Republic of Korea (continued)
Silicon Works Co., Ltd. (Semiconductors & Semiconductor Equipment)	8,946	$301,555
SK Gas, Ltd. (Oil, Gas & Consumable Fuels)	6	493
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	55,372	2,099,812
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels) (a)	9,425	1,030,840
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	6,010	1,346,990
SKC Co., Ltd. (Chemicals)	6,743	222,459
SL Corp. (Auto Components)	23,857	382,841
Soulbrain Co., Ltd. (Chemicals)	8,868	388,365
SundayToz Corp. (Software) (a)	146	2,147
Sungwoo Hitech Co., Ltd. (Auto Components)	29,798	254,583
Tongyang Life Insurance (Insurance)	18,009	246,212
Youngone Holdings Co., Ltd. (Textiles, Apparel & Luxury Goods)	302	23,825

		57,352,287

Russia 2.1%
Gazprom OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	370,384	1,907,478
Lukoil OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	7,563	332,810
Magnit PJSC (Food & Staples Retailing) (a)	11,000	2,246,444
MMC Norilsk Nickel PJSC (Metals & Mining) (a)	6,000	1,031,258
MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	23,015	388,263
PhosAgro OAO, GDR (Chemicals)	114,817	1,469,658
Severstal PAO (Metals & Mining)	45,416	480,501
Sistema JSFC, Sponsored GDR (Wireless Telecommunication Services)	319	2,823
Surgutneftegas OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	134,433	792,108
Tatneft OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	15,189	485,744
Uralkali PJSC, Sponsored GDR (Chemicals) (a)	146	1,873

		9,138,960

South Africa 7.5%
African Bank Investments, Ltd. (Diversified Financial Services) (a)(b)(c)	30,700	25
Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals) (a)	82,500	2,441,230
Astral Foods, Ltd. (Food Products)	39,802	526,724
Barclays Africa Group, Ltd. (Banks)	72,710	1,093,578
Bidvest Group, Ltd. (The) (Industrial Conglomerates)	75,000	1,899,659
Blue Label Telecoms, Ltd. (Commercial Services & Supplies)	45,597	30,321
DataTec, Ltd. (Electronic Equipment, Instruments & Components)	8,364	44,343

M-152	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
South Africa (continued)
Discovery, Ltd. (Insurance)	16,939	$176,087
FirstRand, Ltd. (Diversified Financial Services)	1,076,220	4,716,756
Foschini Group, Ltd. (The) (Specialty Retail)	95,668	1,250,305
Investec, Ltd. (Capital Markets)	83,545	752,290
JD Group, Ltd. (Specialty Retail) (a)(b)(c)	4,566	12,708
Lewis Group, Ltd. (Specialty Retail)	81,617	661,402
Liberty Holdings, Ltd. (Insurance)	66,688	795,750
Mediclinic International, Ltd. (Health Care Providers & Services)	90,376	760,240
MMI Holdings, Ltd. (Insurance)	295,153	731,453
MTN Group, Ltd. (Wireless Telecommunication Services)	21,112	396,956
♦Naspers, Ltd. (Media)	57,656	8,980,612
Netcare, Ltd. (Health Care Providers & Services)	402,757	1,267,264
Sanlam, Ltd. (Insurance)	4,016	21,899
Sappi, Ltd. (Paper & Forest Products) (a)	172,187	610,708
Sasol, Ltd. (Oil, Gas & Consumable Fuels)	1,455	53,818
Sibanye Gold, Ltd. (Metals & Mining)	331,561	531,980
SPAR Group, Ltd. (The) (Food & Staples Retailing)	134	2,089
Standard Bank Group, Ltd. (Banks)	123,467	1,625,490
Super Group, Ltd. (Specialty Retail) (a)	13,993	36,265
Telkom SA SOC, Ltd. (Diversified Telecommunication Services) (a)	50,661	267,047
Truworths International, Ltd. (Specialty Retail)	3,512	24,739
Woolworths Holdings, Ltd. (Multiline Retail)	320,000	2,593,457

		32,305,195

Taiwan 11.0%
AcBel Polytech, Inc. (Electrical Equipment)	104,000	81,401
Adlink Technology, Inc. (Technology Hardware, Storage & Peripherals)	225,000	758,398
Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	899,000	1,217,916
Advantech Co., Ltd. (Technology Hardware, Storage & Peripherals)	80,000	549,677
Airtac International Group (Machinery)	20,500	128,563
AmTRAN Technology Co., Ltd. (Household Durables)	68,000	38,568
Asia Cement Corp. (Construction Materials)	1,920	2,271
AU Optronics Corp. (Electronic Equipment, Instruments & Components)	476,000	210,582
Catcher Technology Co., Ltd. (Technology Hardware, Storage & Peripherals)	106,000	1,326,095
Chailease Holding Co., Ltd. (Diversified Financial Services)	750,000	1,808,488
China Airlines, Ltd. (Airlines) (a)	2,463,000	1,049,716

	Shares	Value
Taiwan (continued)
China Motor Corp. (Automobiles)	297,000	$231,501
China Synthetic Rubber Corp. (Chemicals)	109,000	114,283
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	1,000	2,162
Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	30,000	22,849
Compeq Manufacturing Co., Ltd. (Electronic Equipment, Instruments & Components)	4,000	2,366
Continental Holdings Corp. (Construction & Engineering)	57,100	18,506
Coretronic Corp. (Electronic Equipment, Instruments & Components)	69,000	84,309
CTBC Financial Holding Co., Ltd. (Banks)	1,870,841	1,473,414
Eclat Textile Co., Ltd. (Textiles, Apparel & Luxury Goods)	90,000	1,475,960
Elitegroup Computer Systems Co., Ltd. (Technology Hardware, Storage & Peripherals)	29,680	30,205
Eva Airways Corp. (Airlines) (a)	18,116	12,359
FLEXium Interconnect, Inc. (Electronic Equipment, Instruments & Components)	43,000	174,205
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	101,000	107,205
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	174,462	347,177
Globalwafers Co., Ltd. (Semiconductors & Semiconductor Equipment) (a)	2,057	5,896
Grand Pacific Petrochemical (Chemicals)	772,000	494,158
Grape King Bio, Ltd. (Personal Products)	260,000	1,660,050
Hermes Microvision, Inc. (Semiconductors & Semiconductor Equipment)	45,000	2,931,501
Highwealth Construction Corp. (Real Estate Management & Development)	37,000	88,259
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	275,000	864,542
Hu Lane Associate, Inc. (Auto Components)	21,000	93,925
Innolux Corp. (Electronic Equipment, Instruments & Components)	2,820,590	1,471,795
Inventec Corp. (Technology Hardware, Storage & Peripherals)	1,793,000	1,240,680
Kinpo Electronics (Household Durables) (a)	310,000	115,040
Largan Precision Co., Ltd. (Electronic Equipment, Instruments & Components)	35,000	3,998,606
Masterlink Securities Corp. (Capital Markets)	15,224	4,959
Mega Financial Holding Co., Ltd. (Banks)	1,929,866	1,738,815
Micro-Star International Co., Ltd. (Technology Hardware, Storage & Peripherals)	219,000	221,452
Pegatron Corp. (Technology Hardware, Storage & Peripherals)	346,000	1,012,617

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-153

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	938,000	$1,337,633
Primax Electronics, Ltd. (Technology Hardware, Storage & Peripherals)	152,000	192,620
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods)	365,000	835,178
Shihlin Electric & Engineering Corp. (Electrical Equipment)	16,000	19,913
Shin Kong Financial Holding Co., Ltd. (Insurance)	803,378	245,275
Shin Zu Shing Co., Ltd. (Machinery)	214,000	649,189
Shinkong Synthetic Fibers Corp. (Chemicals)	240,000	77,784
Siliconware Precision Industries Co., Ltd. (Semiconductors & Semiconductor Equipment)	486,000	744,251
Sitronix Technology Corp. (Semiconductors & Semiconductor Equipment)	100,000	325,722
St. Shine Optical Co., Ltd. (Health Care Equipment & Supplies)	60,000	954,804
Standard Foods Corp. (Food Products)	125,000	373,527
Ta Chong Bank, Ltd. (Banks) (a)	334,000	116,369
Taichung Commercial Bank Co., Ltd. (Banks)	304,000	104,439
Taiwan PCB Techvest Co., Ltd. (Electronic Equipment, Instruments & Components)	86,000	120,689
♦Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	2,147,000	9,776,645
♦Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	15,088	342,649
Voltronic Power Technology Corp. (Electrical Equipment)	40,000	504,303
Walsin Lihwa Corp. (Electrical Equipment) (a)	817,000	203,624
Wan Hai Lines, Ltd. (Marine)	1,252,000	994,150
Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	20,000	27,873
Wisdom Marine Lines Co., Ltd. (Marine) (a)	190,000	235,233
WPG Holdings, Ltd. (Electronic Equipment, Instruments & Components)	2,000	2,505
Yang Ming Marine Transport Corp. (Marine) (a)	1,081,000	378,382
Zhen Ding Technology Holding, Ltd. (Electronic Equipment, Instruments & Components)	350,000	1,225,105

		46,998,333

Thailand 3.0%
Advanced Info Service PCL, NVDR (Wireless Telecommunication Services)	9,300	66,083
Airports of Thailand PCL (Transportation Infrastructure)	20,000	179,420

	Shares	Value
Thailand (continued)
Airports of Thailand PCL, NVDR (Transportation Infrastructure)	140,000	$1,255,940
Bangkok Bank PCL, NVDR (Banks)	350	1,845
Bangkok Expressway PCL, NVDR (Transportation Infrastructure)	168,900	197,526
Banpu PCL, NVDR (Oil, Gas & Consumable Fuels)	704,700	532,038
Bumrungrad Hospital PCL, NVDR (Health Care Providers & Services)	53,400	295,652
Charoen Pokphand Foods PCL, NVDR (Food Products)	232,700	165,351
CP All PCL (Food & Staples Retailing)	200,000	273,867
CP ALL PCL, NVDR (Food & Staples Retailing)	900,000	1,232,402
Delta Electronics Thailand PCL, NVDR (Electronic Equipment, Instruments & Components)	142,300	381,287
Energy Absolute PCL (Oil, Gas & Consumable Fuels)	500,000	347,885
Hana Microelectronics PCL, NVDR (Electronic Equipment, Instruments & Components)	84,500	101,324
Indorama Ventures PCL, NVDR (Chemicals)	452,400	371,693
IRPC PCL, NVDR (Oil, Gas & Consumable Fuels)	984,300	130,558
Kasikornbank PCL, NVDR (Banks)	60,000	335,746
Krung Thai Bank PCL, NVDR (Banks)	1,322,600	669,611
Major Cineplex Group PCL, NVDR (Media)	223,500	223,331
PTT Exploration & Production PCL, NVDR (Oil, Gas & Consumable Fuels)	255,800	825,516
PTT Global Chemical PCL, NVDR (Chemicals)	434,200	890,242
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	116,200	1,235,091
Siam Cement PCL (The) (Construction Materials)	110,000	1,693,535
Siam Commercial Bank PCL (The), NVDR (Banks)	70,100	322,735
Thai Oil PCL, NVDR (Oil, Gas & Consumable Fuels)	39,400	64,159
Thai Union Frozen Products PCL, NVDR (Food Products)	347,800	224,483
Thanachart Capital PCL, NVDR (Banks)	232,400	228,784
Tipco Asphalt PCL, NVDR (Construction Materials)	718,300	487,012
Tisco Financial Group PCL, NVDR (Banks)	155,800	212,189
TMB Bank PCL, NVDR (Banks)	66,000	4,573

		12,949,878

Turkey 2.3%
Adana Cimento Sanayii TAS Class A (Construction Materials)	3,719	9,158
Akfen Holding AS (Industrial Conglomerates)	4,718	12,305
Aksa Akrilik Kimya Sanayii AS (Textiles, Apparel & Luxury Goods)	79,622	325,309

M-154	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Turkey (continued)
Albaraka Turk Katilim Bankasi AS (Banks)	50,632	$27,582
Dogus Otomotiv Servis ve Ticaret AS (Distributors)	100,162	586,748
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	339,901	550,416
Gentas Genel Metal Sanayi ve Ticaret AS (Commercial Services & Supplies)	39,557	17,711
Gubre Fabrikalari TAS (Chemicals)	75,215	199,256
Koza Altin Isletmeleri AS (Metals & Mining)	36,328	384,276
TAV Havalimanlari Holding AS (Transportation Infrastructure)	336,867	2,859,492
Tofas Turk Otomobil Fabrikasi AS (Automobiles)	109,063	744,694
Tupras Turkiye Petrol Rafinerileri AS (Oil, Gas & Consumable Fuels) (a)	60,000	1,520,093
Turk Hava Yollari AO (Airlines) (a)	636	2,088
Turkiye Is Bankasi Class C (Banks)	356,863	750,982
Turkiye Sinai Kalkinma Bankasi AS (Banks)	1,497,280	949,732
Turkiye Sise ve Cam Fabrikalari AS (Industrial Conglomerates)	117,403	158,138
Turkiye Vakiflar Bankasi TAO Class D (Banks)	14,807	23,812
Ulker Biskuvi Sanayi AS (Food Products)	110,000	767,509

		9,889,301

United Arab Emirates 0.1%
NMC Health PLC (Health Care Providers & Services)	23,000	287,303

United States 0.5%
China Yuchai International, Ltd. (Machinery)	1,000	16,750
Luxoft Holding, Inc. (IT Services) (a)	35,000	1,979,250

		1,996,000

Total Common Stocks (Cost $350,962,874)		364,016,405

Exchange-Traded Funds 5.3% (e)
India 1.3%
♦PowerShares India Portfolio (Capital Markets)	253,000	5,472,390

United States 4.0%
♦India Fund, Inc. (The) (Capital Markets)	213,000	5,642,370
iShares MSCI Emerging Markets ETF (Capital Markets)	133,782	5,300,443
♦iShares MSCI India ETF (Capital Markets)	203,000	6,152,930

		17,095,743

Total Exchange-Traded Funds (Cost $23,106,681)		22,568,133

	Shares	Value
Preferred Stocks 3.7%
Brazil 2.4%
Banco ABC Brasil S.A. 7.20% (Banks)	41,700	$156,923
Banco Bradesco S.A. 3.79% (Banks)	393,120	3,603,590
Banco do Estado do Rio Grande do Sul S.A. Class B 8.10% (Banks)	67,800	194,300
Braskem S.A. Class A 4.82% (Chemicals)	96,200	421,422
Centrais Eletricas Brasileiras S.A. 1.21% (Electric Utilities)	48,800	132,944
Cia Brasileira de Distribuicao 1.61% (Food & Staples Retailing)	21,400	504,525
Cia Paranaense de Energia Class B 6.80% (Electric Utilities)	45,600	512,599
Eucatex S.A. Industria e Comercio 1.39% (Paper & Forest Products)	2,900	3,031
Gerdau S.A. 3.81% (Metals & Mining)	45,000	108,408
Itau Unibanco Holding S.A. 3.91% (Banks)	254,805	2,804,486
Itausa—Investimentos Itau S.A. 4.58% (Banks)	9,350	26,795
Metalurgica Gerdau S.A. 4.74% (Metals & Mining)	13,300	27,249
Petroleo Brasileiro S.A. 0.00% (Oil, Gas & Consumable Fuels) (a)	369,700	1,511,334
Suzano Papel e Celulose S.A. Class A 0.99% (Paper & Forest Products)	5,700	30,323
Telefonica Brasil S.A. 11.57% (Diversified Telecommunication Services)	41,800	585,638
Vale S.A. 10.75% (Metals & Mining)	400	2,005

		10,625,572

Chile 0.0%‡
Sociedad Quimica y Minera de Chile S.A. 3.74% (Chemicals)	442	7,191

Colombia 0.1%
Banco Davivienda S.A. 3.01% (Banks)	6,308	64,745
Grupo Aval Acciones y Valores S.A. 4.54% (Banks)	342,871	167,802

		232,547

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-155

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Preferred Stocks (continued)
Republic of Korea 1.2%
Hyundai Motor Co. 3.71% (Automobiles)	8,956	$818,963
Hyundai Motor Co. 3.76% (Automobiles)	2,690	253,216
LG Chem, Ltd. 2.37% (Chemicals)	1,014	170,901
♦Samsung Electronics Co., Ltd. 2.08% (Technology Hardware, Storage & Peripherals)	4,437	3,949,923

		5,193,003

Total Preferred Stocks (Cost $18,429,837)		16,058,313

	Number of Rights
Rights 0.0%‡
Republic of Korea 0.0%‡
Com2uSCorp Expires 7/31/15 (Software) (a)(b)(c)	65	854

Total Rights (Cost $0)		854

	Number of Warrants
Warrants 0.0%‡
China 0.0%‡
Golden Meditech Holdings, Ltd. Expires 7/30/15 (Health Care Equipment & Supplies) (a)	30,545	256

Hong Kong 0.0%‡
Ju Teng International Holdings, Ltd. Expires 10/14/16 (Electronic Equipment, Instruments & Components) (a)	20,750	1,272

Total Warrants (Cost $0)		1,528

	Principal Amount	Value
Short-Term Investment 6.4%
Repurchase Agreement 6.4%
United States 6.4%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $27,300,526 (Collateralized by United States Treasury Notes with rate of 1.625% and maturity dates between 3/31/19 and 7/31/19, with a Principal Amount of $27,465,000 and a Market Value of $27,853,157) (Capital Markets)	$27,300,526	$27,300,526

Total Short-Term Investment (Cost $27,300,526)		27,300,526

Total Investments (Cost $419,799,918) (f)	100.4%	429,945,759

Other Assets, Less Liabilities	(0.4)	(1,557,127)
Net Assets	100.0%	$428,388,632

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, the total market value of these securities was $1,859,267, which represented 0.4% of the Portfolio’s net assets.

(c)	Illiquid security—As of June 30, 2015, the total market value of these securities was $1,859,267, which represented 0.4% of the Portfolio’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	As of June 30, 2015, cost was $424,113,849 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$30,979,171
Gross unrealized depreciation	(25,147,261)

Net unrealized appreciation	$5,831,910

M-156	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Equity Swap Contracts

Open OTC equity swap contracts as of June 30, 2015 were as follows:

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation
Deutsche Bank	Acer, Inc.	1 Month LIBOR BBA minus 7.50 bps	3/1/2016	$(571)	$158,662
Deutsche Bank	Aksa Enerji Uretim A.S.	1 Month LIBOR BBA minus 4.00 bps	3/22/2016	(147)	3,417
Deutsche Bank	Alfa S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/23/2016	(597)	44,675
Deutsche Bank	Aliansce Shopping Centers S.A.	1 Month LIBOR BBA minus 3.25 bps	3/2/2016	(54)	5,050
Deutsche Bank	Ambev S.A.	1 Month LIBOR BBA plus 0.75 bps	3/2/2016	1,330	128,542
Deutsche Bank	Anglo American Platinum, Ltd.	1 Month LIBOR BBA minus 0.80 bps	3/9/2016	(526)	56,970
Deutsche Bank	AngloGold Ashanti, Ltd.	1 Month LIBOR BBA minus 0.80 bps	3/9/2016	(1)	59
Deutsche Bank	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 0.80 bps	3/9/2016	(127)	51,596
Deutsche Bank	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA minus 5.50 bps	3/2/2016	(137)	717
Deutsche Bank	Assore, Ltd.	1 Month LIBOR BBA minus 0.80 bps	3/9/2016	(153)	37,733
Deutsche Bank	Attacq, Ltd.	1 Month LIBOR BBA minus 0.80 bps	3/9/2016	(3)	493
Deutsche Bank	Aurobindo Pharma, Ltd.	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	1,287	268,614
Deutsche Bank	Axtel S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/23/2016	(78)	2,572
Deutsche Bank	B2W Cia Digital	1 Month LIBOR BBA minus 3.25 bps	3/2/2016	(414)	13,031
Deutsche Bank	Bank Millennium S.A.	1 Month LIBOR BBA minus 2.50 bps	3/22/2016	(161)	30,009
Deutsche Bank	Bank of China, Ltd. Class H	1 Month LIBOR BBA plus 0.50 bps	3/1/2016	325	44,618
Deutsche Bank	Bank of Communications Co., Ltd. Class H	1 Month LIBOR BBA plus 0.50 bps	3/1/2016	963	198,543
Deutsche Bank	Belle International Holdings, Ltd.	1 Month LIBOR BBA plus 0.50 bps	3/1/2016	1,404	20,688
Deutsche Bank	Bharat Petroleum Corp., Ltd.	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	772	98,462
Deutsche Bank	Bradespar S.A.	1 Month LIBOR BBA minus 0.75 bps	3/2/2016	(575)	12,241
Deutsche Bank	BRF S.A.	1 Month LIBOR BBA plus 0.75 bps	3/2/2016	1,071	83,732
Deutsche Bank	Cadila Healthcare, Ltd.	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	282	14,969
Deutsche Bank	Catcher Technology Co., Ltd.	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	1,630	172,085
Deutsche Bank	CCC S.A.	1 Month LIBOR BBA minus 6.50 bps	3/22/2016	(451)	16,414
Deutsche Bank	CCR S.A.	1 Month LIBOR BBA minus 3.25 bps	3/2/2016	(224)	8,237
Deutsche Bank	Cheil Worldwide, Inc.	1 Month LIBOR BBA minus 1.00 bps	3/1/2016	(412)	109,849
Deutsche Bank	China Steel Chemical Corp.	1 Month LIBOR BBA minus 3.00 bps	3/1/2016	(181)	5,027
Deutsche Bank	China Suntien Green Energy Corp., Ltd. Class H	1 Month LIBOR BBA minus 4.00 bps	3/1/2016	(78)	3,444
Deutsche Bank	China Unicom Hong Kong, Ltd.	1 Month LIBOR BBA plus 0.50 bps	3/1/2016	1,109	52,156
Deutsche Bank	Chroma ATE, Inc.	1 Month LIBOR BBA minus 4.25 bps	3/1/2016	(283)	33,418
Deutsche Bank	Cielo S.A.	1 Month LIBOR BBA plus 0.75 bps	3/2/2016	932	194,420
Deutsche Bank	CIMC Enric Holdings, Ltd.	1 Month LIBOR BBA minus 2.25 bps	3/1/2016	(2)	302
Deutsche Bank	CJ CheilJedang Corp.	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	993	86,753
Deutsche Bank	CJ Korea Express Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	3/1/2016	(429)	12,286
Deutsche Bank	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.50 bps	3/1/2016	657	31,697
Deutsche Bank	Coca-Cola Icecek AS	1 Month LIBOR BBA minus 4.00 bps	3/22/2016	(416)	5,789
Deutsche Bank	Com2uSCorp, Rights	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	—	8,913

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-157

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Rate (Paid)/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation
Deutsche Bank	Controladora Comercial Mexicana S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/23/2016	$(232)	$5,106
Deutsche Bank	CPMC Holdings, Ltd.	1 Month LIBOR BBA minus 0.50 bps	3/1/2016	(100)	10,159
Deutsche Bank	Credit China Holdings, Ltd.	1 Month LIBOR BBA minus 9.25 bps	3/1/2016	(49)	1,242
Deutsche Bank	Daphne International Holdings, Ltd.	1 Month LIBOR BBA minus 2.25 bps	3/1/2016	(107)	20,616
Deutsche Bank	Delta Electronics, Inc.	1 Month LIBOR BBA minus 0.50 bps	3/1/2016	(680)	112,001
Deutsche Bank	Dogan Sirketler Grubu Holding AS	1 Month LIBOR BBA minus 7.00 bps	3/22/2016	(196)	9,398
Deutsche Bank	Dongfang Electric Corp., Ltd.	1 Month LIBOR BBA minus 0.50 bps	3/1/2016	(645)	97,789
Deutsche Bank	Dongkuk Steel Mill Co., Ltd.	1 Month LIBOR BBA minus 6.00 bps	3/1/2016	(281)	32,020
Deutsche Bank	Doosan Engine Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	3/1/2016	(76)	14,695
Deutsche Bank	EcoRodovias Infraestrutura e Logistica S.A.	1 Month LIBOR BBA minus 0.75 bps	3/2/2016	(173)	13,092
Deutsche Bank	Epistar Corp.	1 Month LIBOR BBA minus 2.50 bps	3/1/2016	(663)	167,885
Deutsche Bank	GAEC Educacao S.A.	1 Month LIBOR BBA minus 0.75 bps	3/2/2016	(300)	1,534
Deutsche Bank	Gazprom PAO	1 Month LIBOR BBA plus 0.45 bps	3/18/2016	1,498	84,035
Deutsche Bank	Geely Automobile Holdings, Ltd.	1 Month LIBOR BBA plus 0.50 bps	3/1/2016	1,238	56,281
Deutsche Bank	Genomma Lab Internacional S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/23/2016	(213)	25,997
Deutsche Bank	Gerdau S.A.	1 Month LIBOR BBA minus 0.75 bps	3/2/2016	(1)	212
Deutsche Bank	Getin Noble Bank S.A.	1 Month LIBOR BBA minus 2.50 bps	3/22/2016	(99)	23,104
Deutsche Bank	Global Telecom Holding S.A.E.	1 Month LIBOR BBA minus 6.00 bps	5/20/2016	(30)	4,026
Deutsche Bank	Gold Fields, Ltd.	1 Month LIBOR BBA minus 0.80 bps	3/9/2016	(522)	74,031
Deutsche Bank	Grindrod, Ltd.	1 Month LIBOR BBA minus 0.80 bps	3/9/2016	(219)	47,805
Deutsche Bank	Grupo Carso S.A.B. de C.V. Series A1	1 Month LIBOR BBA minus 1.00 bps	3/23/2016	(126)	4,685
Deutsche Bank	Grupo Mexico S.A.B. de C.V. Series B	1 Month LIBOR BBA plus 0.50 bps	3/23/2016	1,347	15,926
Deutsche Bank	Halla Visteon Climate Control Corp.	1 Month LIBOR BBA minus 0.65 bps	3/1/2016	(377)	4,831
Deutsche Bank	Hanjin Heavy Industries & Construction Co., Ltd.	1 Month LIBOR BBA minus 4.00 bps	3/1/2016	(73)	9,807
Deutsche Bank	Hanjin Kal Corp.	1 Month LIBOR BBA minus 6.00 bps	3/1/2016	(635)	83,478
Deutsche Bank	Hanjin Shipping Co., Ltd.	1 Month LIBOR BBA minus 13.00 bps	3/1/2016	(129)	28,659
Deutsche Bank	Harmony Gold Mining Co., Ltd.	1 Month LIBOR BBA minus 0.80 bps	3/9/2016	(341)	84,724
Deutsche Bank	HTC Corp.	1 Month LIBOR BBA minus 1.00 bps	3/1/2016	(761)	347,239
Deutsche Bank	Hyundai Glovis Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/1/2016	(424)	54,038
Deutsche Bank	Hyundai Mipo Dockyard Co., Ltd.	1 Month LIBOR BBA minus 4.50 bps	3/1/2016	(2)	191
Deutsche Bank	Impala Platinum Holdings, Ltd.	1 Month LIBOR BBA minus 0.80 bps	3/9/2016	(193)	17,718
Deutsche Bank	Industrial & Commercial Bank of China, Ltd. Class H	1 Month LIBOR BBA plus 0.50 bps	3/1/2016	672	62,062
Deutsche Bank	Industrias CH S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/23/2016	(179)	13,583
Deutsche Bank	Infraestructura Energetica Nova S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/23/2016	(649)	60,510
Deutsche Bank	Interpark Holdings Corp.	1 Month LIBOR BBA minus 5.00 bps	3/1/2016	(409)	446
Deutsche Bank	Itausa - Investimentos Itau S.A.	1 Month LIBOR BBA plus 0.75 bps	3/2/2016	716	16,202
Deutsche Bank	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 10.00 bps	3/22/2016	(232)	82,229
Deutsche Bank	Kolon Industries, Inc.	1 Month LIBOR BBA minus 0.65 bps	3/1/2016	(240)	21,794
Deutsche Bank	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 3.25 bps	3/1/2016	(381)	54,036

M-158	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Rate (Paid)/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation
Deutsche Bank	Localiza Rent a Car S.A.	1 Month LIBOR BBA minus 1.50 bps	3/2/2016	$(486)	$43,646
Deutsche Bank	Lotte Chemical Corp.	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	1,440	278,049
Deutsche Bank	Lotte Chilsung Beverage Co., Ltd.	1 Month LIBOR BBA minus 0.65 bps	3/1/2016	(229)	9,628
Deutsche Bank	LPP S.A.	1 Month LIBOR BBA minus 4.00 bps	3/22/2016	(499)	41,057
Deutsche Bank	Lung Yen Life Service Corp.	1 Month LIBOR BBA minus 6.50 bps	3/1/2016	(45)	890
Deutsche Bank	Macronix International	1 Month LIBOR BBA minus 3.50 bps	3/1/2016	(103)	18,394
Deutsche Bank	Minera Frisco S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/23/2016	(121)	23,815
Deutsche Bank	Natura Cosmeticos S.A.	1 Month LIBOR BBA minus 0.75 bps	3/2/2016	(197)	19,601
Deutsche Bank	NHN Entertainment Corp.	1 Month LIBOR BBA minus 5.75 bps	3/1/2016	(559)	100,087
Deutsche Bank	Northam Platinum, Ltd.	1 Month LIBOR BBA minus 0.80 bps	3/9/2016	(415)	65,515
Deutsche Bank	Organizacion Soriana S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	5/20/2016	(53)	5,093
Deutsche Bank	Otokar Otomotiv Ve Savunma Sanayi A.S.	1 Month LIBOR BBA minus 4.00 bps	3/22/2016	(604)	87,827
Deutsche Bank	Pegatron Corp.	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	535	18,089
Deutsche Bank	Ping An Insurance Group Co. of China, Ltd. Class H	1 Month LIBOR BBA plus 0.50 bps	3/1/2016	1,620	304,613
Deutsche Bank	PPC, Ltd.	1 Month LIBOR BBA minus 0.80 bps	3/9/2016	(283)	8,538
Deutsche Bank	Promotora y Operadora de Infraestructura S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/23/2016	(173)	1,933
Deutsche Bank	Royal Bafokeng Platinum, Ltd.	1 Month LIBOR BBA minus 0.80 bps	3/9/2016	(103)	12,660
Deutsche Bank	Samsung Electro-Mechanics Co., Ltd.	1 Month LIBOR BBA minus 0.65 bps	3/1/2016	(204)	43,665
Deutsche Bank	Samsung Engineering Co., Ltd.	1 Month LIBOR BBA minus 0.65 bps	3/1/2016	(292)	46,222
Deutsche Bank	Samsung Fine Chemicals Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	3/1/2016	(77)	12,813
Deutsche Bank	Samsung SDI Co., Ltd.	1 Month LIBOR BBA minus 1.25 bps	3/1/2016	(481)	92,136
Deutsche Bank	Sinopec Kantons Holdings, Ltd. Class H	1 Month LIBOR BBA minus 4.50 bps	3/1/2016	(407)	17,151
Deutsche Bank	SM Entertainment Co.	1 Month LIBOR BBA minus 7.25 bps	3/1/2016	(405)	35,253
Deutsche Bank	Smiles S.A.	1 Month LIBOR BBA plus 0.75 bps	3/2/2016	381	50,330
Deutsche Bank	Southern Copper Corp.	U.S. Federal Funds Rate minus 0.40 bps	3/23/2016	(3)	2
Deutsche Bank	Taiwan Paiho, Ltd.	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	526	205,000
Deutsche Bank	Tianjin Capital Environmental Protection Group Co., Ltd.	1 Month LIBOR BBA minus 0.50 bps	3/1/2016	(332)	58,515
Deutsche Bank	Ton Yi Industrial Corp.	1 Month LIBOR BBA minus 2.00 bps	3/1/2016	(436)	46,185
Deutsche Bank	TPK Holding Co., Ltd.	1 Month LIBOR BBA minus 0.65 bps	3/1/2016	(246)	37,525
Deutsche Bank	Tsingtao Brewery Co., Ltd. Class H	1 Month LIBOR BBA minus 0.50 bps	3/1/2016	(599)	28,332
Deutsche Bank	Turkcell Iletisim Hizmetleri A.S.	1 Month LIBOR BBA minus 2.50 bps	3/22/2016	(2)	195
Deutsche Bank	Unimicron Technology Corp.	1 Month LIBOR BBA minus 2.50 bps	3/1/2016	(458)	108,130
Deutsche Bank	WEG S.A.	1 Month LIBOR BBA plus 0.75 bps	3/2/2016	469	129,349
Deutsche Bank	Woori Bank	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	942	32,926
Deutsche Bank	Xinchen China Power Holdings, Ltd.	1 Month LIBOR BBA minus 5.00 bps	3/1/2016	(100)	8,367
Deutsche Bank	XL Axiata Tbk PT	1 Month LIBOR BBA minus 4.50 bps	3/9/2016	(72)	12,451
Deutsche Bank	X-Legend Entertainment Co., Ltd.	1 Month LIBOR BBA minus 7.00 bps	3/1/2016	(31)	3,194
				$367	$5,786,545

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-159

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Rate (Paid)/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Depreciation
Deutsche Bank	Aban Offshore, Ltd.	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	$413	$(147,461)
Deutsche Bank	Adlink Technology, Inc.	1 Month LIBOR BBA minus 7.00 bps	3/1/2016	(174)	(58,813)
Deutsche Bank	Advanced Info Service PCL, NVDR	1 Month LIBOR BBA plus 0.75 bps	5/16/2016	1,219	(2,451)
Deutsche Bank	Akfen Holding A.S.	1 Month LIBOR BBA minus 7.00 bps	3/22/2016	(64)	(6,740)
Deutsche Bank	Alsea S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/23/2016	(169)	(4,468)
Deutsche Bank	Aluminum Corp. of China, Ltd.	1 Month LIBOR BBA minus 3.00 bps	3/1/2016	(465)	(25,110)
Deutsche Bank	AMMB Holdings BHD	1 Month LIBOR BBA plus 0.75 bps	3/9/2016	350	(17,282)
Deutsche Bank	Amtek Auto, Ltd.	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	736	(58,242)
Deutsche Bank	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 2.50 bps	3/22/2016	(290)	(40,411)
Deutsche Bank	Andhra Bank	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	585	(88,357)
Deutsche Bank	Ashok Leyland, Ltd.	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	645	(2,133)
Deutsche Bank	Asiana Airlines, Inc.	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	420	(111,259)
Deutsche Bank	AU Optronics Corp.	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	1,327	(189,630)
Deutsche Bank	AviChina Industry & Technology Co., Ltd.	1 Month LIBOR BBA minus 0.50 bps	3/1/2016	(381)	(202,306)
Deutsche Bank	Bank Rakyat Indonesia Persero Tbk PT	1 Month LIBOR BBA plus 0.75 bps	3/9/2016	776	(168,833)
Deutsche Bank	Banregio Grupo Financiero S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/23/2016	(176)	(23,015)
Deutsche Bank	BBMG Corp.	1 Month LIBOR BBA minus 0.50 bps	3/1/2016	(282)	(57,252)
Deutsche Bank	Beijing Enterprises Water Group. Ltd.	1 Month LIBOR BBA minus 0.50 bps	3/1/2016	(1)	(380)
Deutsche Bank	Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	1 Month LIBOR BBA minus 10.50 bps	3/1/2016	(19)	(3,023)
Deutsche Bank	BIM Birlesik Magazalar AS	1 Month LIBOR BBA minus 2.50 bps	3/22/2016	(576)	(15,277)
Deutsche Bank	BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	1 Month LIBOR BBA minus 0.75 bps	3/2/2016	(2)	(188)
Deutsche Bank	Byd Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	3/1/2016	(495)	(135,223)
Deutsche Bank	Byucksan Corp.	1 Month LIBOR BBA minus 0.65 bps	3/1/2016	(204)	(27,484)
Deutsche Bank	Cemex S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/23/2016	(68)	(805)
Deutsche Bank	Centrais Eletricas Brasileiras S.A.	1 Month LIBOR BBA minus 6.00 bps	3/2/2016	(1)	(60)
Deutsche Bank	Centrais Eletricas Brasileiras S.A. Class B	1 Month LIBOR BBA minus 3.25 bps	3/2/2016	(0)	(106)
Deutsche Bank	CGN Power Co., Ltd.	1 Month LIBOR BBA minus 0.75 bps	3/1/2016	(481)	(121,363)
Deutsche Bank	China Conch Venture Holdings Ltd	1 Month LIBOR BBA minus 3.50 bps	3/1/2016	(52)	(8,544)
Deutsche Bank	China Foods, Ltd.	1 Month LIBOR BBA minus 2.50 bps	3/1/2016	(114)	(58,070)
Deutsche Bank	China Gas Holdings, Ltd.	1 Month LIBOR BBA minus 0.50 bps	3/1/2016	(186)	(121)
Deutsche Bank	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.50 bps	3/1/2016	415	(5,202)
Deutsche Bank	China Modern Dairy Holdings, Ltd.	1 Month LIBOR BBA minus 6.50 bps	3/1/2016	(189)	(19,069)
Deutsche Bank	China Molybdenum Co., Ltd. Class H	1 Month LIBOR BBA minus 2.00 bps	3/1/2016	(431)	(67,167)
Deutsche Bank	China Shipping Container Lines Co., Ltd. Class H	1 Month LIBOR BBA minus 1.50 bps	3/1/2016	(301)	(103,293)
Deutsche Bank	China Shipping Development Co., Ltd. Class H	1 Month LIBOR BBA minus 0.50 bps	3/1/2016	(547)	(86,382)
Deutsche Bank	Chongqing Changan Automobile Co., Ltd. Class B	1 Month LIBOR BBA plus 0.65 bps	5/9/2016	477	(111,749)
Deutsche Bank	Cia de Minas Buenaventura SAA, ADR	U.S. Federal Funds Rate minus 0.40 bps	3/23/2016	(541)	(6,757)
Deutsche Bank	CITIC Securities Co., Ltd.	1 Month LIBOR BBA plus 0.50 bps	3/1/2016	626	(86,790)

M-160	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Rate (Paid)/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Depreciation
Deutsche Bank	Com2uSCorp	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	$568	$(105,943)
Deutsche Bank	Compal Electronics Inc	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	1,465	(151,036)
Deutsche Bank	CPFL Energia S.A.	1 Month LIBOR BBA minus 1.75 bps	3/2/2016	(541)	(53,753)
Deutsche Bank	CSPC Pharmaceutical Group, Ltd.	1 Month LIBOR BBA minus 0.50 bps	3/1/2016	(453)	(99,999)
Deutsche Bank	CSSC Offshore and Marine Engineering Group Co., Ltd. Class H	1 Month LIBOR BBA minus 12.00 bps	3/1/2016	(382)	(155,553)
Deutsche Bank	CT Environmental Group, Ltd.	1 Month LIBOR BBA minus 6.50 bps	3/1/2016	(193)	(44,285)
Deutsche Bank	Daewoo Securities Co., Ltd.	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	1,148	(52,755)
Deutsche Bank	Dialog Group BHD	1 Month LIBOR BBA minus 4.75 bps	3/9/2016	(93)	(306)
Deutsche Bank	Dongjiang Environmental Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	3/1/2016	(58)	(26,356)
Deutsche Bank	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1 Month LIBOR BBA minus 1.50 bps	3/2/2016	(498)	(282,088)
Deutsche Bank	Embraer S.A.	1 Month LIBOR BBA minus 0.75 bps	3/2/2016	(612)	(7,682)
Deutsche Bank	Enersis S.A.	1 Month LIBOR BBA plus 0.60 bps	4/8/2016	555	(69,964)
Deutsche Bank	Famous Brands, Ltd.	1 Month LIBOR BBA minus 0.80 bps	3/9/2016	(62)	(3,744)
Deutsche Bank	Far EasTone Telecommunications Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/1/2016	(2)	(24)
Deutsche Bank	Fomento Economico Mexicano S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50 bps	3/23/2016	1,776	(67,513)
Deutsche Bank	Formosa Petrochemical Corp.	1 Month LIBOR BBA minus 0.75 bps	3/1/2016	(2)	(372)
Deutsche Bank	Gourmet Master Co., Ltd.	1 Month LIBOR BBA minus 5.50 bps	3/1/2016	(84)	(8,534)
Deutsche Bank	Great Wall Motor Co., Ltd. Class H	1 Month LIBOR BBA plus 0.50 bps	3/1/2016	1,631	(438,157)
Deutsche Bank	Greatview Aseptic Packaging Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	3/1/2016	(2)	(412)
Deutsche Bank	Grupa Lotos S.A.	1 Month LIBOR BBA minus 2.50 bps	3/22/2016	(0)	(103)
Deutsche Bank	Grupo Simec S.A.B. de C.V. Series A	1 Month LIBOR BBA minus 1.00 bps	3/23/2016	(204)	(12,268)
Deutsche Bank	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class H	1 Month LIBOR BBA minus 0.50 bps	3/1/2016	(370)	(43,382)
Deutsche Bank	Haier Electronics Group Co., Ltd.	1 Month LIBOR BBA minus 0.50 bps	3/1/2016	(400)	(20,627)
Deutsche Bank	Hankook Shell Oil Co., Ltd.	1 Month LIBOR BBA minus 4.50 bps	3/1/2016	(162)	(8,167)
Deutsche Bank	Hanwha Techwin Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/1/2016	(605)	(143,172)
Deutsche Bank	Hexaware Technologies, Ltd.	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	622	(85,966)
Deutsche Bank	Hindalco Industries, Ltd.	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	1,501	(347,598)
Deutsche Bank	Hindustan Zinc, Ltd.	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	230	(13,137)
Deutsche Bank	Hollysys Automation Technologies, Ltd.	U.S. Federal Funds Rate minus 0.40 bps	3/23/2016	(519)	(158,657)
Deutsche Bank	Hon Hai Precision Industry Co., Ltd.	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	1,492	(23,516)
Deutsche Bank	Hotel Shilla Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	3/1/2016	(397)	(72,024)
Deutsche Bank	Huadian Fuxin Energy Corp., Ltd. Class H	1 Month LIBOR BBA minus 1.75 bps	3/1/2016	(379)	(10,309)
Deutsche Bank	Hyundai Securities Co., Ltd.	1 Month LIBOR BBA minus 1.50 bps	3/1/2016	(0)	(88)
Deutsche Bank	iMarketKorea, Inc.	1 Month LIBOR BBA minus 3.25 bps	3/1/2016	(196)	(38,611)
Deutsche Bank	Infosys, Ltd.	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	2,546	(293,489)
Deutsche Bank	KB Financial Group, Inc.	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	723	(34,639)
Deutsche Bank	Kingdee International Software Group Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	3/1/2016	(242)	(121,736)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-161

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Rate (Paid)/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Depreciation
Deutsche Bank	Kolao Holdings	1 Month LIBOR BBA minus 0.65 bps	3/1/2016	$(354)	$(44,508)
Deutsche Bank	KONA I Co., Ltd.	1 Month LIBOR BBA minus 11.00 bps	3/1/2016	(196)	(31,888)
Deutsche Bank	Korea District Heating Corp.	1 Month LIBOR BBA minus 4.25 bps	3/1/2016	(1)	(297)
Deutsche Bank	Korean Air Lines Co., Ltd.	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	848	(44,778)
Deutsche Bank	Kroton Educacional S.A.	1 Month LIBOR BBA minus 0.75 bps	3/2/2016	(541)	(94,213)
Deutsche Bank	LEENO Industrial, Inc.	1 Month LIBOR BBA minus 6.75 bps	3/1/2016	(76)	(30,636)
Deutsche Bank	Lianhua Supermarket Holdings Co., Ltd. Class H	1 Month LIBOR BBA minus 4.50 bps	3/1/2016	(24)	(8,892)
Deutsche Bank	Linx S.A.	1 Month LIBOR BBA minus 3.25 bps	3/2/2016	(142)	(11,305)
Deutsche Bank	Lojas Americanas S.A.	1 Month LIBOR BBA minus 3.25 bps	3/2/2016	(538)	(79,719)
Deutsche Bank	Lojas Americanas S.A.	1 Month LIBOR BBA minus 0.75 bps	3/2/2016	(311)	(10,357)
Deutsche Bank	Lukoil PJSC Sponsored ADR	1 Month LIBOR BBA plus 0.45 bps	3/18/2016	1,225	(25,559)
Deutsche Bank	Magnit PJSC	1 Month LIBOR BBA minus 0.45 bps	3/18/2016	(270)	(67,231)
Deutsche Bank	Malaysia Marine and Heavy Engineering Holdings BHD	1 Month LIBOR BBA minus 7.50 bps	3/9/2016	(18)	(642)
Deutsche Bank	MediaTek, Inc.	1 Month LIBOR BBA minus 1.00 bps	3/1/2016	(177)	(923)
Deutsche Bank	Minerva S.A.	1 Month LIBOR BBA minus 3.25 bps	3/2/2016	(269)	(98,618)
Deutsche Bank	Motech Industries, Inc.	1 Month LIBOR BBA minus 0.65 bps	3/1/2016	(209)	(29,357)
Deutsche Bank	Nanjing Panda Electronics Co., Ltd. Class H	1 Month LIBOR BBA minus 2.00 bps	3/1/2016	(282)	(28,241)
Deutsche Bank	Natco Pharma, Ltd.	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	341	(23,007)
Deutsche Bank	Nedbank Group, Ltd.	1 Month LIBOR BBA plus 0.80 bps	3/9/2016	807	(1,138)
Deutsche Bank	New China Life Insurance Co., Ltd. Class H	1 Month LIBOR BBA plus 0.50 bps	3/1/2016	1,477	(120,782)
Deutsche Bank	NOVATEK OAO Sponsored GDR	1 Month LIBOR BBA minus 1.00 bps	3/18/2016	(304)	(119,427)
Deutsche Bank	Oriental Bank of Commerce	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	680	(191,413)
Deutsche Bank	Paradise Co., Ltd.	1 Month LIBOR BBA minus 4.25 bps	3/1/2016	(391)	(61,353)
Deutsche Bank	Partron Co., Ltd.	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	577	(248,102)
Deutsche Bank	Petkim Petrokimya Holding A.S.	1 Month LIBOR BBA minus 7.00 bps	3/22/2016	(544)	(12,451)
Deutsche Bank	Phoenix Satellite Television Holdings, Ltd.	1 Month LIBOR BBA minus 2.00 bps	3/1/2016	(52)	(4,885)
Deutsche Bank	Pioneer Foods, Ltd.	1 Month LIBOR BBA minus 0.80 bps	3/9/2016	(74)	(2,947)
Deutsche Bank	Power Finance Corp., Ltd.	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	1,013	(136,033)
Deutsche Bank	PW Medtech Group, Ltd.	1 Month LIBOR BBA minus 4.50 bps	3/1/2016	(76)	(2,032)
Deutsche Bank	Reliance Infrastructure, Ltd.	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	640	(65,761)
Deutsche Bank	Rural Electrification Corp., Ltd.	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	1,058	(181,861)
Deutsche Bank	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	975	(141,426)
Deutsche Bank	Sanlam, Ltd.	1 Month LIBOR BBA plus 0.80 bps	3/9/2016	1,219	(195,068)
Deutsche Bank	Sasol. Ltd.	1 Month LIBOR BBA plus 0.80 bps	3/9/2016	1,072	(39,551)
Deutsche Bank	Seegene, Inc.	1 Month LIBOR BBA minus 6.75 bps	3/1/2016	(437)	(63,407)
Deutsche Bank	Silergy Corp.	1 Month LIBOR BBA minus 6.50 bps	3/1/2016	(92)	(41,164)
Deutsche Bank	Siliconware Precision Industries Co., Ltd.	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	646	(44,067)
Deutsche Bank	Sino Biopharmaceutical, Ltd.	1 Month LIBOR BBA plus 0.50 bps	3/1/2016	682	(26,801)

M-162	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Rate (Paid)/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Depreciation
Deutsche Bank	Sinopec Oilfield Service Corp.	1 Month LIBOR BBA minus 8.00 bps	3/1/2016	$(489)	$(117,959)
Deutsche Bank	Sinopec Shanghai Petrochemical Co., Ltd. Class H	1 Month LIBOR BBA minus 0.50 bps	3/1/2016	(631)	(43,476)
Deutsche Bank	Sintex Industries, Ltd.	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	664	(68,358)
Deutsche Bank	SK Chemicals Co., Ltd.	1 Month LIBOR BBA minus 1.50 bps	3/1/2016	(219)	(42,022)
Deutsche Bank	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	2,557	(273,363)
Deutsche Bank	S-Oil Corp.	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	750	(24,656)
Deutsche Bank	State Bank of India	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	341	(30,804)
Deutsche Bank	Suheung Co., Ltd.	1 Month LIBOR BBA minus 5.25 bps	3/1/2016	(299)	(49,162)
Deutsche Bank	Taiwan Life Insurance Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	3/1/2016	(2)	(526)
Deutsche Bank	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.55 bps	3/1/2016	1,336	(78,555)
Deutsche Bank	Tata Motors, Ltd.	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	711	(165,964)
Deutsche Bank	Tech Mahindra, Ltd.	1 Month LIBOR BBA plus 0.80 bps	1/18/2016	346	(109,331)
Deutsche Bank	Tim Participacoes S.A.	1 Month LIBOR BBA minus 0.75 bps	3/2/2016	(2)	(8)
Deutsche Bank	Tong Ren Tang Technologies Co., Ltd. Class H	1 Month LIBOR BBA minus 2.50 bps	3/1/2016	(85)	(18,362)
Deutsche Bank	TOTVS S.A.	1 Month LIBOR BBA minus 0.75 bps	3/2/2016	(187)	(36,223)
Deutsche Bank	Towngas China Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/1/2016	(314)	(5,264)
Deutsche Bank	Tractebel Energia S.A.	1 Month LIBOR BBA minus 0.75 bps	3/2/2016	(410)	(22,247)
Deutsche Bank	TravelSky Technology, Ltd.	1 Month LIBOR BBA plus 0.50 bps	3/1/2016	611	(119,121)
Deutsche Bank	Trencor, Ltd.	1 Month LIBOR BBA minus 0.80 bps	3/9/2016	(97)	(2,376)
Deutsche Bank	Truworths International, Ltd.	1 Month LIBOR BBA plus 0.80 bps	3/9/2016	1,346	(41,261)
Deutsche Bank	Turkiye Vakiflar Bankasi TAO	1 Month LIBOR BBA plus 0.90 bps	3/22/2016	632	(52,646)
Deutsche Bank	Uni-President China Holdings, Ltd.	1 Month LIBOR BBA minus 0.50 bps	3/1/2016	(1)	(560)
Deutsche Bank	VTB Bank JSC Sponsored ADR	1 Month LIBOR BBA minus 1.50 bps	3/18/2016	(297)	(109,534)
Deutsche Bank	Wowprime Corp.	1 Month LIBOR BBA minus 4.75 bps	3/1/2016	(108)	(16,654)
Deutsche Bank	Xinjiang Goldwind Science & Technology Co., Ltd.	1 Month LIBOR BBA plus 0.50 bps	3/1/2016	598	(75,623)
Deutsche Bank	YG Entertainment, Inc.	1 Month LIBOR BBA minus 5.75 bps	3/1/2016	(274)	(16,224)
Deutsche Bank	ZTE Corp.	1 Month LIBOR BBA minus 0.50 bps	3/1/2016	(1)	(514)
				$23,939	$(8,907,414)

*	Notional amounts reflected as a positive value indicate a long position held by the Fund and a negative value indicates a short position.

The	following abbreviations are used in the preceding pages:

ADR—American	Depositary Receipt

ETF—Exchange-Traded	Fund

GDR—Global	Depositary Receipt

NVDR—Non-Voting	Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-163

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$362,157,992	$1,243,645	$614,768	$364,016,405
Exchange-Traded Funds	22,568,133	—	—	22,568,133
Preferred Stocks	16,058,313	—	—	16,058,313
Rights	—	854	—	854
Warrants	1,528	—	—	1,528
Short-Term Investment
Repurchase Agreement	—	27,300,526	—	27,300,526

Total Investments in Securities	400,785,966	28,545,025	614,768	429,945,759

Other Financial Instruments
Equity Swap Contracts (c)	—	5,786,545	—	5,786,545

Total Investments in Securities and Other Financial Instruments	$400,785,966	$34,331,570	$614,768	$435,732,304

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Equity Swap Contracts (c)	$—	$(8,907,414)	$—	$(8,907,414)

Total Other Financial Instruments	$—	$(8,907,414)	$—	$(8,907,414)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $614,733, $10, and $25, are held in China, Mexico and South Africa, respectively, within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects the unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2015, certain foreign securities with a market value of $144,354,500 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2015 (a)
Common Stocks
China	$47,007	$—	$1,587	$(301,527)	$895,516	$(27,850)	$—	$—	$614,733	$(300,469)
Mexico	31	—	—	(21)	—	—	—	—	10	(21)
South Africa	617	—	—	(592)	—	—	—	—	25	(592)

Total	$47,655	$—	$1,587	$(302,140)	$895,516	$(27,850)	$—	$—	$614,768	$(301,082)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-164	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP Emerging Markets Equity Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Aerospace & Defense	$1,995,607	0.5%
Air Freight & Logistics	234,121	0.1
Airlines	3,078,228	0.7
Auto Components	1,285,729	0.3
Automobiles	3,871,150	0.9
Banks	57,052,534	13.3
Beverages	2,028,835	0.5
Biotechnology	736,922	0.2
Building Products	350,291	0.1
Capital Markets	57,842,424	13.5
Chemicals	11,560,351	2.7
Commercial Services & Supplies	2,928,515	0.7
Communications Equipment	581,110	0.1
Construction & Engineering	8,148,310	1.9
Construction Materials	2,347,551	0.5
Consumer Finance	656,532	0.2
Distributors	711,639	0.2
Diversified Consumer Services	404,838	0.1
Diversified Financial Services	7,710,537	1.8
Diversified Telecommunication Services	5,060,475	1.2
Electric Utilities	5,332,352	1.2
Electrical Equipment	4,895,526	1.1
Electronic Equipment, Instruments & Components	11,528,109	2.7
Food & Staples Retailing	8,249,200	1.9
Food Products	8,944,655	2.1
Gas Utilities	1,916,520	0.4
Health Care Equipment & Supplies	1,126,553	0.3
Health Care Providers & Services	3,913,457	0.9
Hotels, Restaurants & Leisure	1,108,934	0.3
Household Durables	3,467,827	0.8
Household Products	1,484,232	0.3
Independent Power & Renewable Electricity Producers	1,077,944	0.2
Industrial Conglomerates	3,353,536	0.8
Insurance	15,705,038	3.7
Internet & Catalog Retail	1,746,625	0.4
Internet Software & Services	19,414,220	4.5
IT Services	4,686,866	1.1
Machinery	3,885,806	0.9
Marine	1,609,607	0.4
Media	14,789,656	3.5
Metals & Mining	9,680,390	2.3
Multi-Utilities	355,800	0.1
Multiline Retail	5,662,009	1.3
Oil, Gas & Consumable Fuels	24,755,499	5.8
Paper & Forest Products	1,531,603	0.4
Personal Products	4,413,941	1.0
Pharmaceuticals	7,469,386	1.7

	Value	Percent†
Real Estate Investment Trusts	$902,305	0.2%
Real Estate Management & Development	4,745,825	1.1
Semiconductors & Semiconductor Equipment	20,405,963	4.8
Software	360,142	0.1
Specialty Retail	5,639,377	1.3
Technology Hardware, Storage & Peripherals	23,748,798	5.5
Textiles, Apparel & Luxury Goods	10,393,226	2.4
Thrifts & Mortgage Finance	112,517	0.0 ‡
Trading Companies & Distributors	133,357	0.0 ‡
Transportation Infrastructure	9,759,826	2.3
Water Utilities	1,995,172	0.5
Wireless Telecommunication Services	11,058,261	2.6

	429,945,759	100.4
Other Assets, Less Liabilities	(1,557,127)	(0.4)

Net Assets	$428,388,632	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-165

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $419,799,918)	$429,945,759
Cash	643,014
Receivables:
Investment securities sold	3,850,965
Dividends	2,157,732
Fund shares sold	342,218
Premiums paid for swap contracts	4,973
Unrealized appreciation on swap contracts	5,786,545
Other assets	2,035

Total assets	442,733,241

Liabilities
Foreign currency overdraft	367,531
Payables:
Investment securities purchased	4,286,174
Manager (See Note 3)	383,857
Foreign capital gains tax (See Note 2(D))	115,106
Custodian	103,715
Fund shares redeemed	89,221
NYLIFE Distributors (See Note 3)	42,260
Shareholder communication	29,054
Professional fees	20,091
Trustees	186
Unrealized depreciation on swap contracts	8,907,414

Total liabilities	14,344,609

Net assets	$428,388,632

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$50,990
Additional paid-in capital	495,462,943

495,513,933
Undistributed net investment income	7,336,293
Accumulated net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions (a)	(81,378,365)
Net unrealized appreciation (depreciation) on investments and swap contracts (b)	6,916,809
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(38)

Net assets	$428,388,632

Initial Class
Net assets applicable to outstanding shares	$224,630,940

Shares of beneficial interest outstanding	26,691,173

Net asset value per share outstanding	$8.42

Service Class
Net assets applicable to outstanding shares	$203,757,692

Shares of beneficial interest outstanding	24,298,521

Net asset value per share outstanding	$8.39

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $108,163.

M-166	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$5,388,643

Expenses
Manager (See Note 3)	2,253,557
Custodian	270,890
Distribution and service—Service Class (See Note 3)	259,964
Professional fees	37,478
Shareholder communication	28,746
Trustees	3,440
Broker fees and charges on short sales	2,544
Miscellaneous	11,255

Total expenses	2,867,874

Net investment income (loss)	2,520,769

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	(43,114,538)
Futures transactions	17,991
Swap transactions	(2,365,695)
Foreign currency transactions	(474,455)

Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(45,936,697)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	54,406,392
Swap contracts	(3,120,869)
Translation of other assets and liabilities in foreign currencies	(3,004)

Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	51,282,519

Net realized and unrealized gain (loss) on investments, swap transactions and foreign currency transactions	5,345,822

Net increase (decrease) in net assets resulting from operations	$7,866,591

(a)	Dividends recorded net of foreign withholding taxes in the amount of $757,344.
(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $48,667.
(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of change in foreign capital gains tax in the amount of $(3,276).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-167

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,520,769	$5,340,768
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(45,936,697)	(23,500,917)
Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	51,282,519	(31,907,194)

Net increase (decrease) in net assets resulting from operations	7,866,591	(50,067,343)

Dividends to shareholders:
From net investment income:
Initial Class	—	(1,986,584)
Service Class	—	(1,993,053)

Total dividends to shareholders	—	(3,979,637)

Capital share transactions:
Net proceeds from sale of shares	77,547,246	116,020,179
Net asset value of shares issued to shareholders in reinvestment of dividends	—	3,979,637
Cost of shares redeemed	(27,392,750)	(59,188,750)

Increase (decrease) in net assets derived from capital share transactions	50,154,496	60,811,066

Net increase (decrease) in net assets	58,021,087	6,764,086

Net Assets
Beginning of period	370,367,545	363,603,459

End of period	$428,388,632	$370,367,545

Undistributed net investment income at end of period	$7,336,293	$4,815,524

M-168	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,			February 17, 2012** through December 31,
	2015*		2014		2013	2012
Net asset value at beginning of period	$8.27		$9.50		$10.12	$10.00

Net investment income (loss) (a)	0.06		0.14	(b)	0.11	0.09
Net realized and unrealized gain (loss) on investments	0.10		(1.26)		(0.66)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)		(0.00)‡	(0.01)

Total from investment operations	0.15		(1.13)		(0.55)	0.12

Less dividends:
From net investment income	—		(0.10)		(0.07)	—

Net asset value at end of period	$8.42		$8.27		$9.50	$10.12

Total investment return	1.81	%(c)(d)	(11.97%)		(5.43%)	1.20	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42	%††	1.52	% (b)	1.17%	1.15	%††
Net expenses (excluding short sale expenses)	1.28	%††	1.37%		1.34%	1.40	%††
Expenses (including short sales expenses)	1.28	%††	1.37%		1.34%	1.40	%††
Short sale expenses	0.00	%††(e)	—		—	—
Portfolio turnover rate	127%		65%		68%	81%
Net assets at end of period (in 000’s)	$224,631		$165,049		$132,661	$190,688

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.33%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Less than one-hundreth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-169

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,			February 17, 2012** through December 31,
	2015*		2014		2013	2012
Net asset value at beginning of period	$8.25		$9.47		$10.10	$10.00

Net investment income (loss) (a)	0.04		0.12	(b)	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.11		(1.25)		(0.66)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)		(0.00)‡	(0.02)

Total from investment operations	0.14		(1.14)		(0.58)	0.10

Less dividends:
From net investment income	—		(0.08)		(0.05)	—

Net asset value at end of period	$8.39		$8.25		$9.47	$10.10

Total investment return	1.70	%(c)(d)	(12.19%)		(5.67%)	1.00	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06	%††	1.29	% (b)	0.86%	0.96	%††
Net expenses (excluding short sale expenses)	1.53	%††	1.62%		1.59%	1.65	%††
Expenses (including short sales expenses)	1.53	%††	1.62%		1.59%	1.65	%††
Short sale expenses	0.00	%††(e)	—		—	—
Portfolio turnover rate	127%		65%		68%	81%
Net assets at end of period (in 000’s)	$203,758		$205,319		$230,943	$255,631

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Less than one-hundreth of a percent.

M-170	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Floating Rate Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2.79%	1.85%	4.59%	3.95%	0.65%
Service Class Shares	2.67	1.60	4.33	3.69	0.90

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Credit Suisse Leveraged Loan Index[2]	2.87%	2.15%	5.75%	4.74%
S&P/LSTA Leveraged Loan Index[2]	2.83	1.82	5.48	4.99
Average Lipper Loan Participation Fund[3]	2.48	1.11	5.01	3.57

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-171

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,027.90	$3.22	$1,021.60	$3.21

Service Class Shares	$1,000.00	$1,026.70	$4.47	$1,020.40	$4.46

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-172	MainStay VP Floating Rate Portfolio

Industry Composition as of June 30, 2015 (Unaudited)

Healthcare, Education & Childcare	11.2%
Diversified/Conglomerate Service	9.0
Chemicals, Plastics & Rubber	6.2
Retail Store	6.1
Electronics	6.0
Hotels, Motels, Inns & Gaming	5.0
Automobile	4.6
Broadcasting & Entertainment	4.3
Leisure, Amusement, Motion Pictures & Entertainment	4.2
Telecommunications	4.0
Containers, Packaging & Glass	3.9
Oil & Gas	3.5
Utilities	3.5
Diversified/Conglomerate Manufacturing	3.2
Aerospace & Defense	3.1
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	2.9
Mining, Steel, Iron & Non-Precious Metals	2.5
Buildings & Real Estate	2.3
Finance	2.3

Insurance	2.0%
Personal & Nondurable Consumer Products (Manufacturing Only)	1.9
Beverage, Food & Tobacco	1.6
Printing & Publishing	1.3
Affiliated Investment Company	1.0
Ecological	0.7
Home and Office Furnishings, Housewares & Durable Consumer Products	0.6
Personal, Food & Miscellaneous Services	0.6
Cargo Transport	0.3
Real Estate	0.3
Personal Transportation	0.3
Software	0.3
Services-Prepackaged Software	0.1
Short-Term Investments	5.3
Other Assets, Less Liabilities	–4.1

100.0%

See Portfolio of Investments beginning on page M-175 for specific holdings within these categories.

Top Ten Issuers Held as of June 30, 2015 (excluding short-term investments) (Unaudited)

1.	Univar, Inc., 4.25%–5.012%, due 6/30/17–7/1/22

2.	First Data Corp., 3.687%–6.75%, due 3/24/18–3/24/21

3.	Michaels Stores, Inc., 3.75%–4.00%, due 1/28/20

4.	Univision Communications, Inc., 4.00%, due 3/1/20

5.	Onex Carestream Finance, L.P., 5.00%–9.50%, due 6/7/19–12/7/19
6.	Community Health Systems, Inc., 3.534%–4.00%, due 12/31/18–1/27/21

7.	Rexnord LLC, 4.00%, due 8/21/20

8.	MainStay High Yield Corporate Bond Fund Class I

9.	Scientific Games International, Inc., 6.00%, due 10/18/20

10.	Reynolds Group Holdings, Inc., 4.50%–9.875%, due 12/1/18–8/15/19

M-173

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Floating Rate Portfolio perform relative to its benchmarks and peers for the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Floating Rate Portfolio returned 2.79% for Initial Class shares and 2.67% for Service Class shares. Over the same period, both share classes underperformed the 2.87% return of the Credit Suisse Leveraged Loan Index,1 which is the Portfolio’s primary benchmark, and the 2.83% return of the S&P/LSTA Leveraged Loan Index,1 which is a secondary benchmark of the Portfolio. Both share classes outperformed the 2.48% return of the Average Lipper1 Loan Participation Fund for the six months ended June 30, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

On a net basis, the Portfolio underperformed the Credit Suisse Leveraged Loan Index, but on a gross basis, it outperformed the benchmark. During the reporting period, the Portfolio benefited from underweight positions in credits rated CCC+2 and lower, unrated credits and distressed credits, which contributed favorably to the Portfolio’s performance relative to the Credit Suisse Leveraged Loan Index.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Portfolio’s loans, which are typically pegged to LIBOR,1 reset every 30, 60, 90 or 180 days. As of June 30, 2015, the Portfolio’s weighted average days to LIBOR1 reset was 59 days, which we considered to be a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Portfolio would “catch up” may differ.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

The most substantial positive contributors to the Portfolio’s performance included loans in the utilities, industrial/manufacturing, business services and metals/mining market segments. (Contributions take weightings and total returns into account.) Among the market segments that detracted the most from the Portfolio’s performance were oil/gas, electronics and broadcast TV/radio.

Most of the positive contributions to the Portfolio’s performance came from security selection, with a smaller positive contribution coming from sector allocation.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the Portfolio held a modestly overweight position relative to the Credit Suisse Leveraged Loan Index in credits rated BB and B.4 As of the same date, the Portfolio held a modestly underweight position relative to the benchmark in credits rated CCC+ and the Portfolio was significantly underweight in distressed credits and unrated credits. As of June 30, 2015, the Portfolio held 2.7% of its net assets in cash. At the end of the reporting period, 0.9% of the Portfolio was invested in fixed-rate high-yield instruments.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-174	MainStay VP Floating Rate Portfolio

Portfolio of Investments June 30, 2015 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 97.8%† Corporate Bonds 0.9%
Containers, Packaging & Glass 0.1%
Greif, Inc. 7.75%, due 8/1/19	$650,000	$723,124
♦Reynolds Group Issuer, Inc. 9.875%, due 8/15/19	239,000	250,950

		974,074

Mining, Steel, Iron & Non-Precious Metals 0.0%‡
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (a)	170,000	175,525

Oil & Gas 0.1%
FTS International, Inc. 7.783%, due 6/15/20 (a)(b)	830,000	825,923

Real Estate 0.3%
iStar Financial, Inc.
4.00%, due 11/1/17	1,200,000	1,179,000
5.00%, due 7/1/19	1,200,000	1,183,500

		2,362,500

Software 0.3%
♦First Data Corp. 6.75%, due 11/1/20 (a)	1,696,000	1,792,469

Telecommunications 0.1%
CommScope, Inc. 4.375%, due 6/15/20 (a)	445,000	449,450
T-Mobile USA, Inc. 6.25%, due 4/1/21	400,000	410,000

		859,450

Total Corporate Bonds (Cost $6,797,020)		6,989,941

Floating Rate Loans 87.6% (c)
Aerospace & Defense 3.1%
American Airlines, Inc. New Term Loan 3.50%, due 6/26/20	3,148,973	3,116,170
BE Aerospace, Inc. 2014 Term Loan B 4.00%, due 12/16/21	3,482,500	3,499,913
Booz Allen Hamilton, Inc. New Term Loan 3.75%, due 7/31/19	5,753,997	5,765,505

	Principal Amount	Value
Aerospace & Defense (continued)
CPI International, Inc. New Term Loan B 4.25%, due 11/17/17 (d)	$1,000,000	$995,000
DAE Aviation Holdings, Inc. 1st Lien Term Loan TBD, due 7/7/22 (d)	2,450,000	2,443,875
Science Applications International Corp. Term Loan B 3.75%, due 5/4/22	3,000,000	3,003,750
TransDigm, Inc. Term Loan C 3.75%, due 2/28/20	3,800,793	3,769,121
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	1,822,404	1,815,896

		24,409,230

Automobile 4.4%
Affinia Group Intermediate Holdings, Inc. Term Loan B2 4.75%, due 4/27/20	2,643,371	2,645,023
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19	3,094,251	3,098,119
Capital Automotive, L.P.
New Term Loan B 4.00%, due 4/10/19	4,586,617	4,597,262
New 2nd Lien Term Loan 6.00%, due 4/30/20	666,667	676,389
Chrysler Group LLC
2018 Term Loan B 3.25%, due 12/31/18	1,185,000	1,181,445
New Term Loan B 3.50%, due 5/24/17	3,835,176	3,826,957
Federal-Mogul Holdings Corp. New Term Loan C 4.75%, due 4/15/21	4,962,500	4,894,265
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 3.75%, due 4/30/19	5,125,000	5,131,406
KAR Auction Services, Inc. Term Loan B2 3.50%, due 3/11/21	1,610,832	1,612,174
MPG Holdco I, Inc. Term Loan B 3.75%, due 10/20/21	2,589,205	2,583,789
Tower Automotive Holdings USA LLC New Term Loan 4.00%, due 4/23/20	3,250,185	3,242,060

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2015, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-175

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Automobile (continued)
U.S. Farathane LLC Term Loan B 6.75%, due 12/23/21	$1,828,125	$1,836,077

		35,324,966

Beverage, Food & Tobacco 1.4%
Albertson’s Holdings LLC Term Loan B4 5.50%, due 8/25/21	4,389,000	4,407,952
American Seafoods Group LLC New Term Loan B 6.50%, due 3/18/18 (d)	1,280,739	1,242,317
H.J. Heinz Co. Term Loan B2 3.25%, due 6/5/20	1,105,590	1,105,313
New Albertson’s, Inc. Term Loan 4.75%, due 6/27/21	2,150,417	2,151,492
Pinnacle Foods Finance LLC Term Loan G 3.00%, due 4/29/20	2,075,521	2,064,171

		10,971,245

Broadcasting & Entertainment 3.9%
Cequel Communications LLC Term Loan B 3.50%, due 2/14/19	2,934,249	2,919,578
Clear Channel Communications, Inc. Term Loan D 6.937%, due 1/30/19	1,750,000	1,612,552
Cumulus Media Holdings, Inc. 2013 Term Loan 4.25%, due 12/23/20	4,021,683	3,810,545
Mission Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	550,037	548,662
Nexstar Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	623,750	622,191
Numericable U.S. LLC
USD Term Loan B1 4.50%, due 5/21/20	1,867,156	1,870,763
USD Term Loan B2 4.50%, due 5/21/20	1,615,344	1,618,465
TWCC Holding Corp. Extended Term Loan 5.75%, due 2/11/20 (d)	1,670,582	1,646,567
♦Univision Communications, Inc.
Term Loan C3 4.00%, due 3/1/20	2,345,326	2,329,936
Term Loan C4 4.00%, due 3/1/20	6,131,859	6,085,870

	Principal Amount	Value
Broadcasting & Entertainmen (continued)
UPC Financing Partnership USD Term Loan AH 3.25%, due 6/30/21	$1,417,292	$1,395,273
WideOpenWest Finance LLC 2015 Term Loan B 4.50%, due 4/1/19	6,801,310	6,791,108

		31,251,510

Buildings & Real Estate 2.3%
Continental Building Products LLC 1st Lien Term Loan 4.00%, due 8/28/20	3,272,611	3,256,248
Priso Acquisition Corp. 1st Lien Term Loan 4.50%, due 5/8/22	1,200,000	1,194,000
Realogy Corp. New Term Loan B 3.75%, due 3/5/20	6,794,407	6,775,301
USIC Holdings, Inc. 1st Lien Term Loan 4.00%, due 7/10/20 (d)	1,960,000	1,945,300
Wilsonart LLC Term Loan B 4.00%, due 10/31/19	5,199,974	5,156,642

		18,327,491

Cargo Transport 0.3%
Swift Transportation Co. LLC 2014 Term Loan B 3.75%, due 6/9/21	2,468,750	2,472,865

Chemicals, Plastics & Rubber 5.6%
Allnex USA, Inc. USD Term Loan B2 4.50%, due 10/3/19	1,049,101	1,049,101
Axalta Coating Systems U.S. Holdings, Inc. USD Term Loan 3.75%, due 2/1/20	5,407,479	5,397,340
AZ Chem US, Inc. 1st Lien Term Loan 4.50%, due 6/12/21	1,930,255	1,928,747
Chemours Co. (The) Term Loan B 3.75%, due 5/12/22	1,000,000	993,750
ColourOz Investment 2 LLC USD 2nd Lien Term Loan B2 8.25%, due 9/6/22	642,857	636,429
ECO Services Operations LLC Term Loan B 4.75%, due 12/1/21	696,500	691,276

M-176	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Emerald Performance Materials LLC
New 1st Lien Term Loan 4.50%, due 8/1/21	$744,375	$743,134
New 2nd Lien Term Loan 7.75%, due 8/1/22	700,000	694,458
Flint Group US LLC USD 1st Lien Term Loan B2 4.50%, due 9/7/21	1,650,907	1,649,875
Ineos US Finance LLC
USD 6 Year Term Loan 3.75%, due 5/4/18	992,449	987,983
2015 USD Term Loan 4.25%, due 3/31/22	2,294,247	2,291,379
MacDermid, Inc.
USD 1st Lien Term Loan 4.50%, due 6/7/20	3,920,000	3,924,900
Term Loan B2 4.75%, due 6/7/20	995,000	997,666
Polymer Group, Inc. 1st Lien Term Loan 5.25%, due 12/19/19	2,364,224	2,371,120
PQ Corp. 2014 Term Loan 4.00%, due 8/7/17	3,714,553	3,707,588
Solenis International, L.P.
USD 1st Lien Term Loan 4.25%, due 7/31/21	893,250	885,992
USD 2nd Lien Term Loan 7.75%, due 7/31/22	750,000	724,687
♦Univar, Inc.
2015 Term Loan 4.25%, due 7/1/22	7,000,000	6,978,125
Term Loan B 5.012%, due 6/30/17	6,841,602	6,828,774
Zep, Inc. Term Loan 5.75%, due 6/24/22 (d)	1,400,000	1,401,750

		44,884,074

Containers, Packaging & Glass 3.4%
Anchor Glass Container Corp. 2015 1st Lien Term Loan 4.50%, due 6/24/22 (d)	1,600,000	1,600,000
Ardagh Holdings USA, Inc. Incremental Term Loan 4.00%, due 12/17/19	3,969,899	3,958,982
Berry Plastics Holding Corp. Term Loan E 3.75%, due 1/6/21	4,622,173	4,607,410

	Principal Amount	Value
Containers, Packaging & Glass (continued)
Caraustar Industries, Inc. Term Loan B 8.00%, due 5/1/19	$913,599	$913,965
Centor US Holding, Inc.
USD 1st Lien Term Loan 4.25%, due 5/2/21	2,455,101	2,445,894
USD 2nd Lien Term Loan 8.00%, due 5/2/22	350,000	349,562
Klockner-Pentaplast of America, Inc. USD Term Loan 5.00%, due 4/28/20	770,659	772,104
Onex Wizard US Acquisition, Inc. USD Term Loan 4.25%, due 3/13/22	1,496,250	1,493,044
Rack Merger Sub, Inc. 2nd Lien Term Loan 8.25%, due 10/3/22	571,429	567,143
Ranpak Corp. 2015 Term Loan 4.25%, due 10/1/21 (d)	1,389,518	1,382,570
♦Reynolds Group Holdings, Inc. New Dollar Term Loan 4.50%, due 12/1/18	6,852,563	6,865,411
Signode Industrial Group US, Inc. USD Term Loan B 3.75%, due 5/1/21	1,577,778	1,569,889
Tekni-Plex, Inc. 2015 USD Term Loan B 4.50%, due 6/1/22	600,000	599,125

		27,125,099

Diversified/Conglomerate Manufacturing 3.2%
Allied Security Holdings LLC
New 1st Lien Term Loan 4.25%, due 2/12/21	1,215,526	1,213,247
New 2nd Lien Term Loan 8.00%, due 8/13/21	435,616	435,616
Atkore International, Inc.
1st Lien Term Loan 4.50%, due 4/9/21	1,584,000	1,528,560
2nd Lien Term Loan 7.75%, due 10/9/21	1,050,000	981,750
Doosan Infracore International, Inc. Term Loan B 4.50%, due 5/28/21	2,739,231	2,759,775
Filtration Group Corp. 1st Lien Term Loan 4.25%, due 11/21/20	800,000	801,334
Gardner Denver, Inc. USD Term Loan 4.25%, due 7/30/20	4,343,313	4,238,531

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-177

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing (continued)
Maxim Crane Works, L.P. 2nd Lien Term Loan 10.25%, due 11/26/18	$1,837,500	$1,842,094
Mueller Water Products, Inc. New Term Loan B 4.00%, due 11/25/21	1,542,250	1,544,178
NN, Inc. Term Loan B 6.00%, due 8/27/21	855,190	855,703
North American Lifting Holdings, Inc. 1st Lien Term Loan 5.50%, due 11/27/20	1,395,809	1,346,956
Quikrete Holdings, Inc.
1st Lien Term Loan 4.00%, due 9/28/20	5,681,574	5,679,205
2nd Lien Term Loan 7.00%, due 3/26/21	618,947	621,268
Sensus USA, Inc. 1st Lien Term Loan 4.50%, due 5/9/17	1,436,321	1,425,548

		25,273,765

Diversified/Conglomerate Service 9.0%
Acosta Holdco, Inc. 2015 Term Loan 4.25%, due 9/26/21	4,122,143	4,107,542
Advantage Sales & Marketing, Inc.
2014 1st Lien Term Loan 4.25%, due 7/23/21	4,962,500	4,934,144
2014 2nd Lien Term Loan 7.50%, due 7/25/22	625,000	627,679
Applied Systems, Inc.
New 1st Lien Term Loan 4.25%, due 1/25/21	1,457,537	1,455,195
New 2nd Lien Term Loan 7.50%, due 1/24/22	588,170	589,052
AVSC Holding Corp. 1st Lien Term Loan 4.50%, due 1/24/21	625,653	624,089
Brickman Group, Ltd. LLC
1st Lien Term Loan 4.00%, due 12/18/20	3,546,090	3,525,405
2nd Lien Term Loan 7.50%, due 12/17/21	600,000	600,300
Brock Holdings III, Inc.
New Term Loan B 6.00%, due 3/16/17	1,355,368	1,341,814
New 2nd Lien Term Loan 10.00%, due 3/16/18	750,000	723,750

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
Capital Safety North America Holdings, Inc.
1st Lien Term Loan 3.75%, due 3/29/21	$1,803,571	$1,798,310
2nd Lien Term Loan 6.50%, due 3/28/22	800,000	805,000
CCC Information Services, Inc. Term Loan 4.00%, due 12/20/19	1,514,934	1,508,306
CompuCom Systems, Inc. REFI Term Loan B 4.25%, due 5/11/20	3,064,335	2,844,723
Connolly Corp. 1st Lien Term Loan 4.50%, due 5/14/21	2,217,606	2,223,150
Crossmark Holdings, Inc.
1st Lien Term Loan 4.50%, due 12/20/19 (d)	110,399	99,083
2nd Lien Term Loan 8.75%, due 12/21/20 (d)	800,000	640,000
Emdeon Business Services LLC Term Loan B2 3.75%, due 11/2/18	997,449	996,452
♦First Data Corp.
New 2018 Extended Term Loan 3.687%, due 3/24/18	750,000	747,188
New 2018 Term Loan 3.687%, due 9/24/18	2,400,000	2,391,499
Extended 2021 Term Loan 4.187%, due 3/24/21	4,003,173	4,009,430
Genesys Telecom Holdings U.S., Inc.
Term Loan B 4.00%, due 2/8/20	2,280,859	2,269,455
Delayed Draw Term Loan 4.50%, due 11/13/20	985,000	985,411
Information Resources, Inc. Term Loan B 4.75%, due 9/30/20	994,937	997,739
Kronos, Inc. Initial Incremental Term Loan 4.50%, due 10/30/19	2,966,181	2,963,215
Mitchell International, Inc. New 1st Lien Term Loan 4.50%, due 10/13/20	2,169,270	2,163,170
MX Holdings U.S., Inc. USD Term Loan B 4.25%, due 8/14/20	2,362,754	2,362,754
Protection One, Inc. 1st Lien Term Loan 5.00%, due 7/1/21 (d)	2,333,333	2,334,792

M-178	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
Sabre, Inc. Term Loan B 4.00%, due 2/19/19	$2,491,062	$2,485,352
ServiceMaster Co. 2014 Term Loan B 4.25%, due 7/1/21	6,252,750	6,257,215
Sophia, L.P. 2014 Term Loan B 4.00%, due 7/19/18	2,009,305	2,008,300
Sungard Availability Services Capital, Inc. Term Loan B 6.00%, due 3/31/19	1,438,818	1,309,324
SunGard Data Systems, Inc.
Term Loan C 3.934%, due 2/28/17	1,721,215	1,720,139
Term Loan E 4.00%, due 3/8/20	2,440,734	2,439,973
Vantiv LLC 2014 Term Loan B 3.75%, due 6/13/21	2,541,429	2,546,989
Verint Systems, Inc. USD Term Loan 3.50%, due 9/6/19	2,409,521	2,407,714

		71,843,653

Ecological 0.7%
ADS Waste Holdings, Inc. New Term Loan 3.75%, due 10/9/19	2,636,071	2,602,461
Multi Packaging Solutions, Inc. Incremental Term Loan 4.25%, due 9/30/20	1,451,502	1,446,059
Waste Industries USA, Inc. New Term Loan B 4.25%, due 2/27/20	1,330,000	1,333,325

		5,381,845

Electronics 5.4%
Black Knight InfoServ LLC Term Loan B 3.75%, due 5/27/22	666,667	669,167
Blue Coat Holdings, Inc. 2015 Term Loan 4.50%, due 5/20/22	2,816,330	2,803,423
BMC Software Finance, Inc. USD Term Loan 5.00%, due 9/10/20	2,059,692	1,934,965
CDW LLC New Term Loan 3.25%, due 4/29/20	963,770	954,668

	Principal Amount	Value
Electronics (continued)
Dell International LLC USD Term Loan B2 4.00%, due 4/29/20	$3,917,557	$3,912,660
EIG Investors Corp. 2013 Term Loan 5.00%, due 11/9/19	4,410,422	4,392,044
Epicor Software Corp. 1st Lien Term Loan 4.75%, due 6/1/22	5,434,783	5,413,272
Evertec Group LLC New Term Loan B 3.50%, due 4/17/20	1,242,244	1,223,611
Go Daddy Operating Co. LLC New Term Loan B 4.25%, due 5/13/21	2,974,975	2,976,370
Hyland Software, Inc. 2nd Lien Term Loan TBD, due 6/30/23 (d)	700,000	697,667
Infor (US), Inc.
USD Term Loan B3 3.75%, due 6/3/20	968,321	952,182
USD Term Loan B5 3.75%, due 6/3/20	4,865,672	4,793,903
Riverbed Technology, Inc. Term Loan B 6.00%, due 4/24/22	1,995,000	2,011,209
SS&C Technologies, Inc.
2015 Term Loan B1 4.00%, due 7/8/22 (d)	4,787,787	4,785,790
2015 Term Loan B2 4.00%, due 7/8/22 (d)	1,078,880	1,078,430
TTM Technologies, Inc. 1st Lien Term Loan 6.00%, due 5/31/21	1,500,000	1,488,750
Zebra Technologies Corp. Term Loan B 4.75%, due 10/27/21	3,303,896	3,339,228

		43,427,339

Finance 2.3%
Avis Budget Car Rental LLC New Term Loan B 3.00%, due 3/15/19	1,570,584	1,571,892
Brand Energy & Infrastructure Services, Inc. New Term Loan B 4.75%, due 11/26/20	3,196,457	3,120,043
Duff & Phelps Investment Management Co.
Incremental Delayed Draw Term Loan 4.50%, due 4/23/20	497,500	498,122
Incremental Term Loan 4.50%, due 4/23/20	497,500	498,122
Term Loan B 4.50%, due 4/23/20	2,942,493	2,936,364

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-179

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Finance (continued)
Hertz Corp. (The)
Term Loan B2 3.50%, due 3/11/18	$311,685	$309,835
New Synthetic LC 3.75%, due 3/11/18 (d)	2,750,000	2,722,500
Interactive Data Corp. 2014 Term Loan 4.75%, due 5/2/21	4,463,697	4,472,994
ON Assignment, Inc. 2015 Term Loan 3.75%, due 6/3/22 (d)	2,057,576	2,057,576

		18,187,448

Healthcare, Education & Childcare 9.4%
Akorn, Inc. Term Loan B 4.50%, due 4/16/21	2,878,250	2,881,848
Alvogen Pharma US, Inc. Term Loan 6.00%, due 4/2/22	1,382,500	1,385,092
Amsurg Corp. 1st Lien Term Loan B 3.75%, due 7/16/21	3,766,962	3,770,496
♦Community Health Systems, Inc.
Term Loan F 3.534%, due 12/31/18	1,348,658	1,346,731
Term Loan G 3.75%, due 12/31/19	2,383,345	2,382,351
Term Loan H 4.00%, due 1/27/21	4,385,291	4,387,729
Curo Health Services LLC 2015 1st Lien Term Loan 6.50%, due 2/7/22	1,745,625	1,749,989
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	5,399,955	5,394,328
Envision Healthcare Corp. Term Loan 4.00%, due 5/25/18	4,838,292	4,836,275
Grifols Worldwide Operations USA, Inc. USD Term Loan B 3.187%, due 2/27/21	2,984,887	2,983,021
HCA, Inc. Extended Term Loan B4 3.032%, due 5/1/18	1,338,110	1,337,366
Horizon Pharma Holdings USA, Inc. Term Loan B 4.50%, due 5/7/21	800,000	802,000
IASIS Healthcare LLC Term Loan B2 4.50%, due 5/3/18	2,379,694	2,380,439

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
IMS Health, Inc. New USD Term Loan 3.50%, due 3/17/21	$1,559,895	$1,548,196
Kindred Healthcare, Inc. New Term Loan 4.25%, due 4/9/21	2,772,000	2,772,000
Kinetic Concepts, Inc. USD Term Loan E1 4.50%, due 5/4/18	4,366,414	4,379,377
Millennium Laboratories, Inc. Term Loan B 5.25%, due 4/16/21	1,980,000	799,425
MJ Acquisition Corp. 1st Lien Term Loan 4.00%, due 6/1/22	2,815,761	2,808,722
♦Onex Carestream Finance, L.P.
1st Lien Term Loan 5.00%, due 6/7/19	5,468,858	5,463,974
2nd Lien Term Loan 9.50%, due 12/7/19	2,723,401	2,703,656
Opal Acquisition, Inc. 1st Lien Term Loan 5.00%, due 11/27/20	3,846,146	3,777,638
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	2,647,481	2,590,486
Pharmaceutical Product Development LLC New Term Loan B 4.00%, due 12/5/18	3,863,419	3,857,987
Quintiles Transnational Corp. 2015 Term Loan B 3.25%, due 5/12/22	1,200,000	1,203,000
RPI Finance Trust Term Loan B4 3.50%, due 11/9/20	2,051,025	2,051,025
Select Medical Corp. Series E Term Loan B 3.751%, due 6/1/18	1,488,842	1,486,981
Sterigenics-Nordion Holdings LLC Term Loan B 4.25%, due 5/15/22	750,000	750,000
Surgical Care Affiliates, Inc. Term Loan B 4.25%, due 3/17/22	1,000,000	1,001,250
Valeant Pharmaceuticals International, Inc. Term Loan B F1 4.00%, due 4/1/22	2,565,000	2,562,669

		75,394,051

M-180	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Home and Office Furnishings, Housewares & Durable Consumer Products 0.6%
Serta Simmons Holdings LLC Term Loan 4.25%, due 10/1/19	$3,985,334	$3,984,836
Tempur-Pedic International, Inc. REFI Term Loan B 3.50%, due 3/18/20	1,040,167	1,039,842

		5,024,678

Hotels, Motels, Inns & Gaming 4.6%
Caesars Entertainment Operating Co.
Extended Term Loan B5 10.00%, due 3/1/17 (e)	2,415,033	2,138,312
Extended Term Loan B6 11.00%, due 3/1/17 (e)	1,850,914	1,655,576
Term Loan B7 13.00%, due 1/28/18 (e)	1,075,423	935,080
Caesars Entertainment Resort Properties LLC Term Loan B 7.00%, due 10/11/20	2,450,032	2,224,935
CityCenter Holdings LLC Term Loan B 4.25%, due 10/16/20	3,591,118	3,589,193
Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	3,791,504	3,787,819
La Quinta Intermediate Holdings LLC Term Loan B 4.00%, due 4/14/21	3,365,482	3,359,172
MGM Resorts International Term Loan B 3.50%, due 12/20/19	3,900,000	3,869,939
Pinnacle Entertainment, Inc. Term Loan B2 3.75%, due 8/13/20	1,799,687	1,797,115
♦Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	7,387,500	7,380,112
Station Casinos LLC Term Loan B 4.25%, due 3/2/20	5,725,201	5,716,000

		36,453,253

Insurance 2.0%
Asurion LLC
New Term Loan B1 5.00%, due 5/24/19	3,107,755	3,109,911
New 2nd Lien Term Loan 8.50%, due 3/3/21	1,000,000	1,014,000

	Principal Amount	Value
Insurance (continued)
Hub International, Ltd. Term Loan B 4.00%, due 10/2/20	$4,385,713	$4,348,250
MPH Acquisition Holdings LLC Term Loan 3.75%, due 3/31/21	2,316,616	2,302,499
Sedgwick Claims Management Services, Inc.
1st Lien Term Loan 3.75%, due 3/1/21	3,055,063	3,001,599
2nd Lien Term Loan 6.75%, due 2/28/22	2,400,000	2,350,999

		16,127,258

Leisure, Amusement, Motion Pictures & Entertainment 2.2%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	1,493,511	1,495,170
CDS U.S. Intermediate Holdings, Inc. Term Loan TBD, due 7/8/22 (d)	1,400,000	1,398,250
Creative Artists Agency, LLC Term Loan B 5.50%, due 12/17/21	1,376,039	1,386,360
Fitness International LLC Term Loan B 5.50%, due 7/1/20	2,972,481	2,857,297
LTF Merger Sub, Inc. Term Loan B 4.25%, due 6/10/22 (d)	933,333	925,750
Regal Cinemas Corp. 2015 Term Loan 3.75%, due 4/1/22	1,647,142	1,648,025
SeaWorld Parks & Entertainment, Inc. Incremental Term Loan B3 4.00%, due 5/14/20	1,496,250	1,489,237
William Morris Endeavor Entertainment LLC
1st Lien Term Loan 5.25%, due 5/6/21	1,893,375	1,888,642
2nd Lien Term Loan 8.25%, due 5/6/22	1,200,000	1,162,500
WMG Acquisition Corp. New Term Loan 3.75%, due 7/1/20	3,277,464	3,224,887

		17,476,118

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 2.6%
Alliance Laundry Systems LLC
REFI Term Loan 4.25%, due 12/10/18	3,100,054	3,103,929
2nd Lien Term Loan 9.50%, due 12/10/19	920,455	920,455

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-181

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
Apex Tool Group LLC Term Loan B 4.50%, due 1/31/20	$2,534,076	$2,484,978
CPM Holdings, Inc. Term Loan B 6.00%, due 4/11/22	1,500,000	1,500,937
Generac Power Systems, Inc. Term Loan B 3.25%, due 5/31/20	1,726,251	1,711,146
♦Rexnord LLC 1st Lien Term Loan B 4.00%, due 8/21/20	7,837,009	7,807,620
Silver II US Holdings LLC Term Loan 4.00%, due 12/13/19	3,439,094	3,320,160

		20,849,225

Mining, Steel, Iron & Non-Precious Metals 2.3%
Ameriforge Group, Inc. 1st Lien Term Loan 5.00%, due 12/19/19	2,966,231	2,469,387
Fairmount Minerals, Ltd. New Term Loan B2 4.50%, due 9/5/19	1,984,848	1,878,991
Gates Global, Inc. Term Loan B 4.25%, due 7/5/21	2,471,275	2,431,117
JMC Steel Group, Inc. Term Loan 4.75%, due 4/1/17	1,992,548	1,972,622
McJunkin Red Man Corp. New Term Loan 5.00%, due 11/8/19 (d)	2,065,828	2,047,752
Minerals Technologies, Inc. Term Loan B 3.75%, due 5/9/21	1,796,667	1,793,672
Novelis, Inc. 2015 Term Loan B 4.00%, due 6/2/22	5,000,000	4,968,750
Peabody Energy Corp. Term Loan B 4.25%, due 9/24/20	1,473,750	1,239,266

		18,801,557

Oil & Gas 3.0%
American Energy-Marcellus LLC
1st Lien Term Loan 5.25%, due 8/4/20	1,000,000	769,500
2nd Lien Term Loan 8.50%, due 8/4/21	250,000	132,500

	Principal Amount	Value
Oil & Gas (continued)
CITGO Holding, Inc. 2015 Term Loan B 9.50%, due 5/12/18	$2,607,511	$2,614,846
Energy Transfer Equity, L.P. 2015 Term Loan 4.00%, due 12/2/19	3,717,647	3,714,327
EP Energy LLC Term Loan B2 4.50%, due 4/30/19	937,500	932,344
Fieldwood Energy LLC 2nd Lien Term Loan 8.375%, due 9/30/20	2,470,443	1,880,625
Headwaters, Inc. Term Loan B 4.50%, due 3/24/22 (d)	2,000,000	2,002,500
HGIM Corp. Term Loan B 5.50%, due 6/18/20	799,093	639,274
Penn Products Terminals, LLC Term Loan B 4.75%, due 4/13/22	2,660,033	2,665,021
Philadelphia Energy Solutions LLC Term Loan B 6.25%, due 4/4/18 (d)	2,018,127	2,013,082
Samson Investment Co. New 2nd Lien Term Loan 5.00%, due 9/25/18 (f)	3,300,000	1,303,500
Seadrill Partners Finco LLC Term Loan B 4.00%, due 2/21/21	2,053,149	1,545,728
Sheridan Investment Partners II, L.P.
Term Loan A 4.25%, due 12/16/20	170,655	150,177
Term Loan B 4.25%, due 12/16/20	1,226,790	1,079,575
Term Loan M 4.25%, due 12/16/20	63,645	56,008
Templar Energy LLC New 2nd Lien Term Loan 8.50%, due 11/25/20	1,500,000	1,113,750
Western Refining, Inc. Term Loan B 4.25%, due 11/12/20	1,477,500	1,470,575

		24,083,332

Personal & Nondurable Consumer Products (Manufacturing Only) 1.9%
ABC Supply Co., Inc. Term Loan 3.50%, due 4/16/20	2,947,500	2,937,060
Hillman Group Inc. (The) Term Loan B 4.50%, due 6/30/21 (d)	1,500,000	1,509,375

M-182	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Prestige Brands, Inc. Term Loan B3 3.50%, due 9/3/21	$920,455	$918,153
Spectrum Brands, Inc.
Term Loan C 3.50%, due 9/4/19	2,000,000	2,002,000
USD Term Loan 3.75%, due 6/23/22	2,760,000	2,764,601
SRAM LLC New Term Loan B 4.027%, due 4/10/20	3,262,225	3,254,070
Varsity Brands, Inc. 1st Lien Term Loan 5.00%, due 12/11/21	1,990,000	2,001,194

		15,386,453

Personal Transportation 0.3%
Orbitz Worldwide, Inc. 2014 Term Loan B 4.50%, due 4/15/21	909,384	908,247
United Airlines, Inc. New Term Loan B 3.25%, due 4/1/19	1,451,364	1,446,223

		2,354,470

Personal, Food & Miscellaneous Services 0.1%
Weight Watchers International, Inc. Term Loan B2 4.00%, due 4/2/20	1,311,289	632,041

Printing & Publishing 1.3%
Cengage Learning Acquisitions, Inc. 1st Lien Term Loan 7.00%, due 3/31/20	664,005	664,717
Checkout Holding Corp. 1st Lien Term Loan 4.50%, due 4/9/21	1,980,000	1,773,749
Dex Media East LLC New Term Loan 6.00%, due 12/30/16	7,434	5,055
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	1,805,564	1,338,374
McGraw-Hill Global Education Holdings LLC 2015 Term Loan B 4.75%, due 3/22/19	591,019	592,004
Multi Packaging Solutions, Inc. 2014 Term Loan B 4.25%, due 9/30/20	165,000	164,038

	Principal Amount	Value
Printing & Publishing (continued)
Penton Media, Inc. New 2nd Lien Term Loan 9.00%, due 10/2/20	$600,000	$603,000
SNL Financial LC Term Loan 4.50%, due 10/23/18	1,887,701	1,887,701
Tribune Media Co. Term Loan 3.75%, due 12/27/20 (d)	3,465,756	3,464,311

		10,492,949

Retail Store 6.0%
Academy, Ltd. Term Loan 4.50%, due 8/3/18	928,434	927,441
American Tire Distributors Holdings, Inc. 2015 Term Loan 5.25%, due 9/1/21	2,970,883	2,995,022
BJ’s Wholesale Club, Inc.
New 1st Lien Term Loan 4.50%, due 9/26/19	3,953,322	3,950,828
New 2nd Lien Term Loan 8.50%, due 3/26/20	525,000	528,281
Harbor Freight Tools USA, Inc. New 1st Lien Term Loan 4.75%, due 7/26/19	2,813,738	2,825,696
J Crew Group, Inc. New Term Loan B 4.00%, due 3/5/21	788,390	680,602
Leslie’s Poolmart, Inc. New Term Loan 4.25%, due 10/16/19	4,308,936	4,304,627
♦Michaels Stores, Inc.
Term Loan B 3.75%, due 1/28/20	7,297,962	7,269,077
Incremental 2014 Term Loan B2 4.00%, due 1/28/20	1,191,000	1,192,323
Neiman Marcus Group, Inc. (The) 2020 Term Loan 4.25%, due 10/25/20	4,921,392	4,888,955
Party City Holdings, Inc. Term Loan 4.00%, due 7/27/19	4,231,298	4,220,059
Petco Animal Supplies, Inc. New Term Loan 4.00%, due 11/24/17	3,934,380	3,931,307
PetSmart, Inc. Term Loan B 4.25%, due 3/11/22	5,250,000	5,241,647
Pilot Travel Centers LLC 2014 Term Loan B 4.25%, due 10/1/21	3,267,000	3,300,836

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-183

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Retail Store (continued)
Staples, Inc. Term Loan B TBD, due 4/30/21 (d)	$1,920,000	$1,916,267

		48,172,968

Services-Prepackaged Software 0.1%
Italics Merger Sub, Inc. USD Term Loan TBD, due 5/29/22 (d)	800,000	797,334

Telecommunications 2.7%
Avaya, Inc.
Term Loan B7 6.25%, due 5/29/20	982,489	947,898
Term Loan B6 6.50%, due 3/30/18	1,906,020	1,893,427
CommScope, Inc. Incremental Term Loan B 3.75%, due 5/30/22 (d)	2,000,000	1,996,876
Crown Castle Operating Co. Term Loan B2 3.00%, due 1/31/21	1,862,850	1,850,974
Level 3 Financing, Inc.
2015 Term Loan B2 3.50%, due 5/31/22	1,440,000	1,428,751
New 2019 Term Loan 4.00%, due 8/1/19	3,200,000	3,195,001
2013 Term Loan B 4.00%, due 1/15/20	2,000,000	1,997,500
LTS Buyer LLC 1st Lien Term Loan 4.00%, due 4/13/20	2,940,000	2,919,176
Mitel US Holdings Inc. 2015 Term Loan 5.00%, due 4/29/22	3,000,000	3,008,439
Syniverse Holdings, Inc. Term Loan 4.00%, due 4/23/19	2,095,226	1,974,097

		21,212,139

Utilities 3.5%
Astoria Energy LLC Term Loan B 5.00%, due 12/24/21	2,633,890	2,642,121
Bayonne Energy Center LLC Term Loan B 5.00%, due 8/19/21 (d)	862,286	861,855
Calpine Corp. Term Loan B5 3.50%, due 5/27/22	4,833,333	4,784,246

	Principal Amount	Value
Utilities (continued)
Dynegy Holdings, Inc. Term Loan B2 4.00%, due 4/23/20	$4,080,668	$4,083,219
EIF Channelview Cogeneration LLC Term Loan B 4.25%, due 5/8/20	843,499	842,092
Energy Future Intermediate Holding Co. LLC DIP Term Loan 4.25%, due 6/19/16	5,000,000	5,004,165
Essential Power LLC Term Loan B 4.75%, due 8/8/19	2,178,945	2,187,116
Granite Acquisition, Inc.
Term Loan B 5.00%, due 12/19/21	1,524,904	1,540,127
Term Loan C 5.00%, due 12/19/21	67,433	68,106
2nd Lien Term Loan B 8.25%, due 12/19/22	800,000	815,334
La Frontera Generation LLC Term Loan 4.50%, due 9/30/20	4,417,739	4,386,448
Southeast PowerGen LLC Term Loan B 4.50%, due 12/2/21	926,345	929,240

		28,144,069

Total Floating Rate Loans (Cost $709,462,087)		700,282,425

Foreign Floating Rate Loans 9.3% (c)
Automobile 0.2%
INA Beteiligungsgesellschaft mbH USD Term Loan B 4.25%, due 5/15/20	1,326,923	1,332,452

Beverage, Food & Tobacco 0.2%
Charger OpCo B.V. USD Term Loan B1 4.25%, due 7/23/21	1,500,000	1,501,875

Broadcasting & Entertainment 0.4%
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.50%, due 6/30/23 (d)	3,366,606	3,330,311

Chemicals, Plastics & Rubber 0.6%
Allnex (Luxembourg) & Cy S.C.A. USD Term Loan B1 4.50%, due 10/3/19	2,021,971	2,021,971

M-184	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Flint Group GmbH USD Term Loan C 4.50%, due 9/7/21	$272,914	$272,573
Trinseo Materials Operating S.C.A. Term Loan B 4.25%, due 11/5/21	2,740,000	2,740,978

		5,035,522

Containers, Packaging & Glass 0.4%
CD&R Millennium HoldCo 6 S.A.R.L.
USD 1st Lien Term Loan 4.50%, due 7/31/21	1,618,768	1,613,372
USD 2nd Lien Term Loan 8.75%, due 7/31/22	1,400,000	1,379,000
KP Germany Erste GmbH 1st Lien Term Loan 5.00%, due 4/28/20	329,341	329,959

		3,322,331

Electronics 0.6%
Avago Technologies Cayman, Ltd. USD Term Loan B 3.75%, due 5/6/21	4,305,084	4,309,488
Shield Finance Co. S.A.R.L. USD Term Loan 5.00%, due 1/29/21	592,500	594,229

		4,903,717

Healthcare, Education & Childcare 1.8%
Auris Luxembourg III S.A.R.L. USD Term Loan B2 5.50%, due 1/17/22	1,995,000	1,987,519
Concordia Healthcare Corp. Term Loan B 4.75%, due 4/21/22	600,000	601,750
DPx Holdings B.V. 2014 USD Incremental Term Loan 4.25%, due 3/11/21	1,697,143	1,685,020
Endo Luxembourg Finance Co. I S.A R.L. 2015 Term Loan B TBD, due 6/30/22 (d)	3,000,000	3,007,500
Mallinckrodt International Finance S.A.
Term Loan B 3.25%, due 3/19/21	987,500	982,717
Incremental Term Loan B1 3.50%, due 3/19/21	1,492,481	1,487,092
Valeant Pharmaceuticals International, Inc.
Series D2 Term Loan B 3.50%, due 2/13/19	2,000,000	1,995,000
Series E Term Loan B 3.50%, due 8/5/20	2,274,847	2,266,317

		14,012,915

	Principal Amount	Value
Hotels, Motels, Inns & Gaming 0.4%
Amaya Holdings B.V.
USD 1st Lien Term Loan 5.00%, due 8/1/21	$2,382,000	$2,376,376
USD 2nd Lien Term Loan 8.00%, due 8/1/22	928,571	935,246

		3,311,622

Leisure, Amusement, Motion Pictures & Entertainment 2.0%
Aufinco Pty, Ltd.
1st Lien Term Loan 4.00%, due 5/29/20	2,077,600	2,072,406
2nd Lien Term Loan 8.25%, due 11/30/20	800,000	784,000
Bauer Performance Sports, Ltd. Term Loan B 4.00%, due 4/15/21	1,968,700	1,962,957
Bombardier Recreational Products, Inc. New Term Loan B 3.75%, due 1/30/19	4,265,438	4,260,869
Delta 2 (Luxembourg) S.A.R.L.
USD Term Loan B3 4.75%, due 7/30/21	2,166,667	2,152,449
USD 2nd Lien Term Loan 7.75%, due 7/31/22	1,200,000	1,198,126
Travelport Finance (Luxembourg) S.A.R.L. 2014 Term Loan B 5.75%, due 9/2/21	3,482,500	3,489,030

		15,919,837

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.3%
Husky Injection Molding Systems, Ltd.
1st Lien Term Loan 4.25%, due 6/30/21	1,475,390	1,468,381
2nd Lien Term Loan 7.25%, due 6/30/22	620,140	613,164

		2,081,545

Mining, Steel, Iron & Non-Precious Metals 0.2%
FMG Resources (August 2006) Pty, Ltd. New Term Loan B 3.75%, due 6/30/19	1,844,076	1,633,737

Oil & Gas 0.4%
Drillships Financing Holdings, Inc. Term Loan B1 6.00%, due 3/31/21	1,466,119	1,189,755
Expro FinServices S.A.R.L. Term Loan 5.75%, due 9/2/21	1,323,333	1,165,360
Pacific Drilling S.A. Term Loan B 4.50%, due 6/3/18	1,524,444	1,228,448

		3,583,563

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-185

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Personal, Food & Miscellaneous Services 0.5%
1011778 B.C. Unlimited Liability Co. 2015 Term Loan B 3.75%, due 12/10/21	$3,703,813	$3,699,183

Retail Store 0.1%
Hudson’s Bay Co. 1st Lien Term Loan 4.75%, due 11/4/20	758,333	759,688

Telecommunications 1.2%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	3,139,180	3,112,365
Telesat USD Term Loan B2 3.50%, due 3/28/19	6,694,164	6,669,061

		9,781,426

Total Foreign Floating Rate Loans (Cost $75,078,599)		74,209,724

Total Long-Term Bonds (Cost $791,337,706)		781,482,090

	Shares
Affiliated Investment Company 1.0%
Fixed Income Fund 1.0%
♦MainStay High Yield Corporate Bond Fund Class I	1,354,128	7,799,779

Total Affiliated Investment Company (Cost $7,965,058)		7,799,779

	Principal Amount
Short-Term Investments 5.3%
Financial Company Commercial Paper 0.9%
Paccar Financial Corp. 0.112%, due 7/21/15 (g)	$7,216,000	7,215,559

Total Financial Company Commercial Paper (Cost $7,215,559)		7,215,559

Other Commercial Paper 1.4%
Microsoft Corp. 0.091%, due 7/22/15 (a)(g)	6,950,000	6,949,635

	Principal Amount	Value
Other Commercial Paper (continued)
Questar Corp.
0.122%, due 7/17/15 (a)(g)	$961,000	$960,949
0.132%, due 7/17/15 (a)(g)	3,574,000	3,573,793

Total Other Commercial Paper (Cost $11,484,377)		11,484,377

Repurchase Agreement 0.4%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $3,409,779 (Collateralized by a United States Treasury Note with a rate of 2.375% and a maturity date of 6/30/18, with a Principal Amount of $3,350,000 and a Market Value of $3,482,168)	3,409,779	3,409,779

Total Repurchase Agreement (Cost $3,409,779)		3,409,779

U.S. Government & Federal Agency 2.6%
Federal Home Loan Bank Discount Note 0.056%, due 8/10/15 (g)	17,130,000	17,128,953
United States Treasury Bills
0.005%, due 7/2/15 (g)	2,448,000	2,448,001
0.007%, due 7/9/15 (g)	1,235,000	1,234,998

Total U.S. Government & Federal Agency (Cost $20,811,952)		20,811,952

Total Short-Term Investments (Cost $42,921,667)		42,921,667

Total Investments (Cost $842,224,431) (h)	104.1%	832,203,536
Other Assets, Less Liabilities	(4.1)	(33,153,196)
Net Assets	100.0%	$799,050,340

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2015.

(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2015.

(d)	Illiquid security—As of June 30, 2015, the total market value of these securities was $52,344,380, which represented 6.6% of the Portfolio’s net assets.

M-186	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(e)	Issue in default.

(f)	Restricted security.
(g)	Interest rate shown represents yield to maturity.

(h)	As of June 30, 2015, cost was $842,921,316 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$2,594,866
Gross unrealized depreciation	(13,312,646)

Net unrealized depreciation	$(10,717,780)

The following abbreviation is used in the preceding pages:

TBD —To be determined

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$6,989,941	$—	$6,989,941
Floating Rate Loans (b)	—	679,781,353	20,501,072	700,282,425
Foreign Floating Rate Loans (c)	—	69,786,632	4,423,092	74,209,724

Total Long-Term Bonds	—	756,557,926	24,924,164	781,482,090

Affiliated Investment Company
Fixed Income Fund	7,799,779	—	—	7,799,779
Short-Term Investments
Financial Company Commercial Paper	—	7,215,559	—	7,215,559
Other Commercial Paper	—	11,484,377	—	11,484,377
Repurchase Agreement	—	3,409,779	—	3,409,779
U.S. Government & Federal Agency	—	20,811,952	—	20,811,952

Total Short-Term Investments	—	42,921,667	—	42,921,667

Total Investments in Securities	$7,799,779	$799,479,593	$24,924,164	$832,203,536

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Includes $20,501,072 of Level 3 securities which represent Floating Rate Loans whose value was obtained from an independent pricing service which utilized significant unobservable inputs to measure each such value as referenced in the Portfolio of Investments.

(c)	Includes $4,423,092 of Level 3 securities which represent Foreign Floating Rate Loans whose value was obtained from an independent pricing service which utilized significant unobservable inputs to measure each such value as referenced in the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2015, securities with a market value of $10,496,654 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of December 31, 2014, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant observable inputs.

As of June 30, 2015, securities with a market value of $64,415,978 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2014, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-187

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of June 30, 2015 (b)
Long-Term Bonds
Floating Rate Loans
Aerospace & Defense	$—	$—	$—	$(5,000)	$1,000,000	$—	$—	$—	$995,000	$(5,000)
Automobile	5,182,412	—	—	—	—	—	—	(5,182,412)	—	—
Buildings & Real Estate	7,494,664	1,177	(17,895)	59,468	—	(2,451,166)	1,915,825	(5,056,773)	1,945,300	59,468
Chemicals, Plastics & Rubber	1,463,461	246	16	5,014	—	(3,500)	—	(773,961)	691,276	4,977
Containers, Packaging & Glass	1,595,833	63	8	(3,880)	1,389,862	(3,483)	—	(1,595,833)	1,382,570	(3,880)
Diversified/Conglomerate Manufacturing	8,320,822	1,446	—	(2,777)	898,894	—	944,531	(8,320,822)	1,842,094	(2,777)
Diversified/Conglomerate Service	5,967,572	1,920	—	163,411	—	—	2,921,173	(5,967,572)	3,086,504	163,411
Electronics	3,404,600	—	—	—	—	—	—	(3,404,600)	—	—
Finance	2,729,375	6,037	84	5,729	982,519	(5,000)	—	—	3,718,744	5,729
Healthcare, Education & Childcare	4,363,396	—	—	—	—	—	—	(4,363,396)	—	—
Leisure, Amusement, Motion Pictures & Entertainment	2,000,000	—	—	—	—	—	—	(2,000,000)	—	—
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	6,450,715	1,736	11,540	(8,674)	—	(1,093,700)	915,852	(5,357,014)	920,455	(8,674)
Mining, Steel, Iron & Non-Precious Metals	2,683,125	1,673	5,507	17,965	—	(650,333)	2,418,860	(2,683,125)	1,793,672	17,965
Oil & Gas	4,968,920	3,169	78	101,624	536,709	(8,911)	1,380,413	(4,968,920)	2,013,082	101,624
Personal & Nondurable Consumer Products (Manufacturing Only)	1,990,000	—	—	1,875	1,507,500	—	—	(1,990,000)	1,509,375	1,875
Personal, Food & Miscellanous Services	1,372,000	92	1,049	19,840	—	(1,392,981)	—	—	—	—
Printing & Publishing	1,195,286	(57)	—	12,057	—	—	—	(604,286)	603,000	12,057
Retail Store	2,971,002	143	1,841	5,462	—	(2,978,448)	—	—	—	—
Utilities	8,132,455	368	15,709	(14,396)	—	(689,331)	—	(7,444,805)	—	—
Foreign Floating Rate Loans
Chemicals, Plastics & Rubbers	127,945	86	9	2,272	143,279	(1,018)	—	—	272,573	6,682
Containers, Packaging & Glass	2,945,384	870	—	27,130	—	—	—	(1,594,384)	1,379,000	27,130
Healthcare, Education & Childcare	1,990,000	1,260	47	1,193	19	(5,000)	—	—	1,987,519	1,215
Leisure, Amusement, Motion Pictures & Entertainment	3,598,774	284	(26,040)	26,738	—	(784,981)	—	(2,030,775)	784,000	(15,302)
Oil & Gas	1,077,300	—	—	—	—	—	—	(1,077,300)	—	—

Total	$82,025,041	$20,513	$(8,047)	$415,051	$6,458,782	$(10,067,852)	$10,496,654	$(64,415,978)	$24,924,164	$366,500

(a)	Sales include principal reduction.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-188	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $834,259,373)	$824,403,757
Investments in an affiliated investment company, at value (identified cost $7,965,058)	7,799,779
Receivables:
Investment securities sold	10,133,524
Dividends and interest	3,280,679
Fund shares sold	239,372
Other assets	3,476

Total assets	845,860,587

Liabilities
Payables:
Investment securities purchased	46,094,435
Manager (See Note 3)	392,521
NYLIFE Distributors (See Note 3)	116,559
Fund shares redeemed	83,664
Shareholder communication	57,260
Professional fees	40,559
Custodian	21,432
Trustees	445
Accrued expenses	3,372

Total liabilities	46,810,247

Net assets	$799,050,340

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$87,516
Additional paid-in capital	819,838,766

819,926,282
Undistributed net investment income	208,528
Accumulated net realized gain (loss) on investments and foreign currency transactions	(11,063,575)
Net unrealized appreciation (depreciation) on investments	(10,020,895)

Net assets	$799,050,340

Initial Class
Net assets applicable to outstanding shares	$230,626,471

Shares of beneficial interest outstanding	25,273,674

Net asset value per share outstanding	$9.13

Service Class
Net assets applicable to outstanding shares	$568,423,869

Shares of beneficial interest outstanding	62,242,303

Net asset value per share outstanding	$9.13

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-189

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$17,654,174
Dividend distributions from an affiliated investment company	219,200

Total income	17,873,374

Expenses
Manager (See Note 3)	2,357,400
Distribution and service—Service Class (See Note 3)	709,865
Shareholder communication	56,564
Professional fees	50,469
Custodian	25,720
Trustees	6,844
Miscellaneous	26,786

Total expenses	3,233,648

Net investment income (loss)	14,639,726

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(3,174,294)
Net change in unrealized appreciation (depreciation) on investments	9,583,109

Net realized and unrealized gain (loss) on investments	6,408,815

Net increase (decrease) in net assets resulting from operations	$21,048,541

M-190	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,639,726	$30,615,929
Net realized gain (loss) on investments and foreign currency transactions	(3,174,294)	(1,011,356)
Net change in unrealized appreciation (depreciation) on investments	9,583,109	(23,632,443)

Net increase (decrease) in net assets resulting from operations	21,048,541	5,972,130

Dividends to shareholders:
From net investment income:
Initial Class	(4,252,728)	(9,031,480)
Service Class	(10,388,904)	(21,677,594)

Total dividends to shareholders	(14,641,632)	(30,709,074)

Capital share transactions:
Net proceeds from sale of shares	56,485,159	170,657,916
Net asset value of shares issued to shareholders in reinvestment of dividends	14,641,632	30,709,074
Cost of shares redeemed	(64,996,167)	(238,915,234)

Increase (decrease) in net assets derived from capital share transactions	6,130,624	(37,548,244)

Net increase (decrease) in net assets	12,537,533	(62,285,188)

Net Assets
Beginning of period	786,512,807	848,797,995

End of period	$799,050,340	$786,512,807

Undistributed net investment income at end of period	$208,528	$210,434

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-191

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.05		$9.33	$9.32	$9.07	$9.26	$8.92

Net investment income (loss)	0.18		0.36	0.39	0.39	0.40	0.36
Net realized and unrealized gain (loss) on investments	0.08		(0.28)	0.01	0.25	(0.19)	0.34

Total from investment operations	0.26		0.08	0.40	0.64	0.21	0.70

Less dividends:
From net investment income	(0.18)		(0.36)	(0.39)	(0.39)	(0.40)	(0.36)

Net asset value at end of period	$9.13		$9.05	$9.33	$9.32	$9.07	$9.26

Total investment return	2.79	%(a)	0.86%	4.46%	7.15%	2.19%	8.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.90	%††	3.89%	4.22%	4.25%	4.19%	4.02%
Net expenses	0.64	%††	0.64%	0.64%	0.65%	0.65%	0.67%
Portfolio turnover rate	20%		48%	49%	47%	13%	11%
Net assets at end of period (in 000’s)	$230,626		$205,057	$281,957	$282,716	$161,480	$145,965

*	Unaudited.
††	Annualized.
(a)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.06		$9.34	$9.33	$9.08	$9.26	$8.92

Net investment income (loss)	0.17		0.34	0.37	0.37	0.36	0.34
Net realized and unrealized gain (loss) on investments	0.07		(0.28)	0.01	0.25	(0.18)	0.34

Total from investment operations	0.24		0.06	0.38	0.62	0.18	0.68

Less dividends:
From net investment income	(0.17)		(0.34)	(0.37)	(0.37)	(0.36)	(0.34)

Net asset value at end of period	$9.13		$9.06	$9.34	$9.33	$9.08	$9.26

Total investment return	2.67	%(a)	0.61%	4.20%	6.89%	1.93%	7.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.66	%††	3.65%	3.96%	4.00%	3.94%	3.77%
Net expenses	0.89	%††	0.89%	0.89%	0.90%	0.90%	0.92%
Portfolio turnover rate	20%		48%	49%	47%	13%	11%
Net assets at end of period (in 000’s)	$568,424		$581,456	$566,841	$458,609	$397,071	$383,756

*	Unaudited.
††	Annualized.
(a)	Total investment return is not annualized.

M-192	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Government Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	0.09%	1.46%	2.44%	3.91%	0.55%
Service Class Shares	–0.03	1.21	2.18	3.65	0.80

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[3]	0.08%	2.27%	2.63%	3.99%
Morningstar Intermediate Government Category Average[4]	0.14	1.52	2.33	3.76

1.	Performance figures shown for the ten-year period ended June 30, 2015 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 3.89% for Initial Class shares and 3.63% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on total returns with all dividends and capital gain distributions reinvested.

M-193

Cost in Dollars of a $1,000 Investment in MainStay VP Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,000.90	$2.73	$1,022.10	$2.76

Service Class Shares	$1,000.00	$999.70	$3.97	$1,020.80	$4.01

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.55% for Initial Class and 0.80% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-194	MainStay VP Government Portfolio

Portfolio Composition as of June 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-199 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40

5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41
6.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

7.	Tennessee Valley Authority, 4.65%, due 6/15/35

8.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 8/1/39

9.	United States Treasury Note, 0.625%, due 10/15/16

10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 12/1/40

M-195

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Steven H. Rich of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Government Portfolio perform relative to its primary benchmark and peers for the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Government Portfolio returned 0.09% for Initial Class shares and –0.03% for Service Class shares. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the 0.08% return of the Barclays U.S. Government Bond Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes underperformed the 0.14% return of the Morningstar Intermediate Government Category Average1 for the six months ended June 30, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

Duration,2 yield-curve3 posture, sector weighting and issue selection all affected the Portfolio’s relative performance during the reporting period.

The Portfolio’s duration was shorter than the duration of the Barclays U.S. Government Bond Index during the reporting period. With a shorter duration, the Portfolio was less sensitive than its benchmark and longer-duration peers to changes in U.S. Treasury yields. The short-duration posture benefited the Portfolio as yields rose, on average, across the yield curve.

During the reporting period, the spread4 between the 2- and 30-year benchmark yields on the U.S. Treasury curve widened as the yield curve grew steeper. This helped the Portfolio’s performance relative to peer portfolios that were more concentrated in longer-duration securities.

Agency mortgage pass-through securities constituted the largest class of securities in the Portfolio. Our commitment to agency mortgage pass-throughs imparted a yield advantage over lower-yielding U.S. Treasury securities and agency debentures. This benefit, however, was offset by the underperformance of agency mortgage-backed securities relative to comparable-duration U.S. Treasury securities, as investors expected a higher federal funds rate to flow through to mortgage rates, dampening refinancing activity, slowing prepayments and lengthening durations. In light of the Portfolio’s commitment to mortgage-backed securities, the Portfolio’s performance was slowed relative to the Barclays U.S. Government Bond Index, which holds no mortgage-backed securities, and relative to peers with less exposure to the sector.

The Portfolio’s mortgage allocation favors mortgage-backed securities issued by Fannie Mae and Freddie Mac. Relative to peers, the Portfolio may be underweight Ginnie Mae issues. During the reporting period, Fannie Mae and Freddie Mac securities outperformed Ginnie Mae issues. As a result, the Portfolio would have benefited relative to peers with greater Ginnie Mae commitments. Ginnie Mae securities underperformed during the reporting period following a surprise 0.5% cut in the annual mortgage-insurance premium for mortgages originated by the Federal Housing Administration (FHA). By lowering the effective rate on new mortgages, the reduced insurance premium opened refinancing opportunities for FHA-eligible borrowers, which in turn made Ginnie Mae mortgage-backed securities more likely to be called. In a market where Ginnie Mae mortgage pass-throughs were trading above par, faster prepayment speeds diminished total returns as principal repayments from borrower refinancings flowed through to investors at par.

Low turnover helped the Portfolio relative to its peers by limiting transaction costs. We also sought to preserve yield by avoiding large cash balances.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the Portfolio maintained a short position in U.S. Treasury futures to offset the risk of mortgage durations extending should U.S. Treasury yields rise. Short positions in U.S. Treasury futures typically generate positive returns when the applicable U.S. Treasury yields rise. The Portfolio’s U.S. Treasury futures, however, had mixed results.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

M-196	MainStay VP Government Portfolio

They detracted from performance as 5-year U.S. Treasury yields declined, but they helped performance as 10-year U.S. Treasury yields rose.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio’s 3.4 year duration as of June 30, 2015, was shorter than the duration of the Barclays U.S. Government Bond Index. Given market conditions during the reporting period, we preferred to keep the Portfolio’s duration on the shorter side because doing so would help the Portfolio relative to its benchmark and relative to peer Portfolios with longer durations in periods of rising U.S. Treasury yields.

The Portfolio’s U.S. Treasury futures position dampened the Portfolio’s interest-rate sensitivity. This trade helped offset the risk of mortgage durations extending with rising U.S. Treasury yields.

Given the Portfolio’s shorter duration, the Portfolio is less sensitive than the Barclays U.S. Government Bond Index to changes in U.S. Treasury yields. Accordingly, the short-duration posture would have benefited performance relative to the benchmark and longer-duration peers as U.S. Treasury yields rose, on average, during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Most of the Portfolio’s residential mortgage exposure is taken through mortgage pass-through securities rather than through collateralized mortgage obligations (CMOs). In our opinion, the compensation demanded by the market for the better convexity5 of the CMO appeared overdone.

The reporting period can be characterized as a period of transition, where the principal driver of the housing market migrated from refinancing to purchase activity. To mute the impact of these changes, we emphasized mortgage pass-through securities whose underlying loan pools were less sensitive to mortgage-rate changes. These “call-protected” pass-throughs can be a source of better value because the loan pools tend to be less responsive to mortgage-rate volatility. As a result, these securities may help to stabilize prepayment speeds and enable investors to preserve more of the security’s yield. A loan pool that consists of smaller-balance loans (for example, a loan pool where no mortgage is larger than $110,000) is one instance of a mortgage-backed security with superior call protection.

Which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

Duration made a positive contribution to the Portfolio’s performance. (Contributions take weightings and total returns into effect.) The Portfolio was positioned to be less sensitive to changes in U.S. Treasury yields and as a result, was less affected by rising yields during the reporting period.

The steepening of the U.S. Treasury yield curve between the 2-year and 30-year maturities likely benefited the Portfolio’s performance relative to the Barclays U.S. Government Bond Index and relative to peers with a larger concentration of longer-duration securities.

The yield advantage of mortgage-backed securities relative to comparable-duration U.S. Treasury securities contributed to the Portfolio’s absolute and relative performance. Issue selection, specifically our willingness to underweight Ginnie Mae issues in favor of Fannie Mae and Freddie Mac pass-throughs, also contributed positively to relative performance. On the other hand, our willingness to favor 30-year loan terms over shorter (15- and 20-year) loan terms may have detracted from relative performance. The inherent value of the wider-window cash flows of mortgage pass-throughs backed by loans with 30-year terms would have dropped as the U.S. Treasury yield-curve steepened.

The primary performance headwind during the reporting period was the Portfolio’s commitment to mortgage-backed securities, which underperformed comparable-duration U.S. Treasury securities as investors anticipated greater market volatility once the Federal Reserve prepares to increase the target federal funds rate. We offset some of this drag by favoring mortgage securities with stable cash flows, better positioning the securities to withstand a backdrop of mortgage rates moving higher with U.S. Treasury yields.

Did the Portfolio make any significant purchases or sales during the reporting period?

Sector exposures within the Portfolio were relatively stable during the reporting period. The majority of the trading activity during the reporting period involved

5.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

M-197

the reinvestment of principal prepayments flowing from the Portfolio’s mortgage-backed securities. We mostly bought Fannie Mae and Freddie Mac mortgage pass-throughs backed by pools of 30-year mortgages.

Seeking to take advantage of higher 10-year U.S. Treasury yields during the reporting period, we sold most of our short U.S. Treasury futures position in the 10-year U.S. Treasury.

How did the Portfolio’s sector weightings change during the reporting period?

Sector exposures within the Portfolio were relatively stable during the reporting period. The lone exception was the market-equivalent weight of the U.S. Treasury futures position, which fell by 5% of net assets.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the Portfolio was underweight relative to the Barclays U.S. Government Index in U.S. Treasury securities and agency debentures. As of the same date, the Portfolio was overweight agency mortgage pass-throughs. At the end of the reporting period, the Portfolio held slightly overweight positions in asset-backed securities, commercial mortgage-backed securities and corporate bonds. As of June 30, 2015, the Portfolio’s collective nongovernment exposure was about 12% of net assets. The Portfolio ended the period with about 3% of its net assets in cash or cash equivalents.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-198	MainStay VP Government Portfolio

Portfolio of Investments June 30, 2015 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 97.1%† Asset-Backed Securities 2.8%
Other ABS 1.9%
Small Business Administration Participation Certificates
Series 2012-20L, Class 1 1.93%, due 12/1/32	$927,271	$891,702
Series 2014-20H, Class 1 2.88%, due 8/1/34	974,477	986,921
Series 2014-20I, Class 1 2.92%, due 9/1/34	978,448	993,690
Series 2014-20C, Class 1 3.21%, due 3/1/34	1,890,947	1,944,371

		4,816,684

Utilities 0.9%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	1,995,000	2,202,674

Total Asset-Backed Securities (Cost $6,878,012)		7,019,358

Corporate Bonds 4.3%
Agriculture 0.5%
Altria Group, Inc. 2.85%, due 8/9/22	1,170,000	1,124,617

Banks 0.4%
Bank of America Corp. 6.875%, due 4/25/18	900,000	1,016,713

Pipelines 1.2%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	2,700,000	2,937,311

Real Estate Investment Trusts 0.9%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,350,000	2,305,364

Telecommunications 1.3%
Crown Castle Towers LLC 4.883%, due 8/15/20 (a)	3,100,000	3,364,594

Total Corporate Bonds (Cost $10,693,345)		10,748,599

	Principal Amount	Value
Mortgage-Backed Securities 4.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 4.1%
Bear Stearns Commercial Mortgage Securities Trust Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	$921,567	$926,862
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	580,060	601,435
CD 2007-CD5 Mortgage Trust Series 2007-CD5, Class A4 5.886%, due 11/15/44 (b)	1,126,093	1,212,306
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.759%, due 4/15/44 (a)	2,311,362	2,337,571
DBUBS Mortgage Trust Series 2011-LC2A, Class A2 3.386%, due 7/10/44 (a)	533,456	543,129
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	530,000	594,508
GS Mortgage Securities Trust Series 2011-GC5, Class A2 2.999%, due 8/10/44	800,000	813,899
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C4, Class A3 4.106%, due 7/15/46 (a)	1,500,000	1,590,780
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	208,446	210,711
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	1,431,482	1,488,100

		10,319,301

Residential Mortgages (Collateralized Mortgage Obligations) 0.5%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.456%, due 8/25/36 (c)	397,105	368,573
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.69%, due 2/25/42 (a)(b)(d)(e)	1,063,968	872,454

		1,241,027

Total Mortgage-Backed Securities (Cost $11,760,580)		11,560,328

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-199

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies 85.4%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/25/35 (f)	$234,050	$48,943
Series 361, Class 2, IO 6.00%, due 10/25/35 (f)	48,398	9,720

		58,663

Federal Home Loan Bank 1.0%
5.00%, due 11/17/17	2,400,000	2,632,999

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 20.1%
2.25%, due 3/1/35 (b)	28,979	30,611
2.376%, due 2/1/37 (b)	172,021	184,016
2.393%, due 6/1/35 (b)	207,211	221,438
3.00%, due 4/1/45	1,262,530	1,256,379
3.50%, due 10/1/25	586,947	620,598
3.50%, due 11/1/25	3,533,072	3,737,962
3.50%, due 12/1/41	381,481	393,991
3.50%, due 5/1/42	528,289	544,732
3.50%, due 7/1/42	412,773	425,646
3.50%, due 8/1/42	1,313,892	1,359,413
3.50%, due 6/1/43	1,693,243	1,744,959
3.50%, due 5/1/44	2,067,326	2,138,966
4.00%, due 3/1/25	1,528,709	1,618,842
4.00%, due 7/1/25	455,392	485,441
4.00%, due 8/1/31	886,256	939,331
4.00%, due 8/1/39	892,858	954,723
♦4.00%, due 12/1/40	3,999,135	4,267,725
♦4.00%, due 2/1/41	6,558,702	6,989,517
♦4.00%, due 3/1/41	7,922,620	8,456,024
4.00%, due 1/1/42	3,682,719	3,931,324
4.00%, due 12/1/42	1,285,445	1,371,857
4.00%, due 8/1/44	704,059	752,084
4.50%, due 3/1/41	1,013,586	1,115,204
4.50%, due 5/1/41	1,365,938	1,495,050
4.50%, due 8/1/41	1,568,503	1,716,982
5.00%, due 1/1/20	252,473	265,627
5.00%, due 6/1/33	710,122	792,171
5.00%, due 8/1/33	396,708	442,480
5.00%, due 5/1/36	189,116	208,759
5.00%, due 10/1/39	1,125,130	1,263,299
5.50%, due 1/1/21	250,392	270,895
5.50%, due 1/1/33	474,615	534,262
6.50%, due 4/1/37	86,465	103,114

		50,633,422

Federal National Mortgage Association (Mortgage Pass-Through Securities) 48.1%
1.931%, due 11/1/34 (b)	211,446	221,387
2.232%, due 4/1/34 (b)	224,711	239,644
3.00%, due 10/1/32	1,347,214	1,374,385

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 4/1/43	$1,909,738	$1,911,707
3.50%, due 11/1/20	2,208,209	2,329,473
3.50%, due 10/1/25	1,367,735	1,447,428
♦3.50%, due 11/1/25	9,124,703	9,662,143
3.50%, due 9/1/32	3,827,200	4,004,261
3.50%, due 11/1/32	947,509	991,347
3.50%, due 2/1/41	2,218,499	2,292,110
3.50%, due 11/1/41	3,518,440	3,641,464
3.50%, due 12/1/41	1,300,736	1,346,479
3.50%, due 1/1/42	3,054,391	3,167,542
3.50%, due 3/1/42	3,067,810	3,171,129
3.50%, due 5/1/42	1,372,885	1,419,191
3.50%, due 8/1/42	3,246,788	3,350,203
3.50%, due 11/1/42	1,328,703	1,371,409
3.50%, due 12/1/42	1,582,544	1,638,187
3.50%, due 2/1/43	1,691,226	1,750,636
3.50%, due 5/1/43	3,122,324	3,228,295
3.50%, due 6/1/43	913,365	942,719
3.50%, due 3/1/45	1,711,141	1,772,316
4.00%, due 9/1/31	1,936,375	2,071,629
4.00%, due 1/1/41	1,166,284	1,246,997
4.00%, due 2/1/41	1,561,841	1,667,956
4.00%, due 3/1/41	2,411,295	2,584,407
4.00%, due 10/1/41	699,254	749,386
4.00%, due 3/1/42	2,155,811	2,303,678
4.00%, due 6/1/42	926,757	988,796
4.00%, due 7/1/42	2,795,701	2,983,956
4.00%, due 8/1/42	1,368,152	1,459,996
4.00%, due 9/1/42	1,286,904	1,369,130
4.50%, due 7/1/18	769,933	802,030
4.50%, due 11/1/18	586,089	610,617
4.50%, due 6/1/23	556,686	591,680
4.50%, due 10/1/33	818,358	891,675
4.50%, due 5/1/39	678,635	742,715
4.50%, due 6/1/39	1,010,466	1,108,567
4.50%, due 7/1/39	2,856,467	3,141,178
♦4.50%, due 8/1/39	4,004,086	4,384,896
4.50%, due 9/1/39	119,012	130,480
4.50%, due 9/1/40	3,285,166	3,603,042
4.50%, due 12/1/40	2,696,397	2,935,134
♦4.50%, due 1/1/41	5,809,758	6,360,495
4.50%, due 2/1/41	509,637	557,201
4.50%, due 8/1/41	2,622,622	2,859,546
5.00%, due 11/1/17	312,385	327,009
5.00%, due 9/1/20	34,803	37,138
5.00%, due 11/1/33	1,322,994	1,467,485
5.00%, due 7/1/34	157,637	174,844
5.00%, due 6/1/35	969,302	1,074,958
5.00%, due 10/1/35	261,434	289,165
5.00%, due 1/1/36	118,712	131,232

M-200	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 2/1/36	$1,424,630	$1,575,709
5.00%, due 5/1/36	1,379,408	1,525,420
5.00%, due 3/1/40	1,806,294	2,026,102
5.00%, due 2/1/41	3,074,755	3,477,258
5.50%, due 11/1/17	205,624	212,799
5.50%, due 6/1/19	306,999	325,338
5.50%, due 11/1/19	366,731	390,152
5.50%, due 4/1/21	529,562	571,358
5.50%, due 6/1/21	36,236	38,830
5.50%, due 6/1/33	1,626,213	1,833,927
5.50%, due 11/1/33	1,061,047	1,196,434
5.50%, due 12/1/33	1,090,766	1,232,693
5.50%, due 6/1/34	335,688	378,849
5.50%, due 3/1/35	495,736	558,942
5.50%, due 12/1/35	187,231	210,670
5.50%, due 4/1/36	977,151	1,095,869
5.50%, due 1/1/37	325,187	371,839
5.50%, due 7/1/37	225,127	257,268
5.50%, due 8/1/37	240,412	270,472
6.00%, due 12/1/16	13,574	13,853
6.00%, due 1/1/33	169,819	193,924
6.00%, due 3/1/33	162,567	186,030
6.00%, due 9/1/34	35,113	40,157
6.00%, due 9/1/35	495,891	571,857
6.00%, due 10/1/35	109,663	126,483
6.00%, due 4/1/36	409,283	466,589
6.00%, due 6/1/36	295,273	335,453
6.00%, due 11/1/36	428,850	492,003
6.00%, due 4/1/37	72,520	79,698
6.50%, due 10/1/31	66,081	75,888
6.50%, due 7/1/32	13,656	15,683
6.50%, due 2/1/37	60,751	72,661
6.50%, due 8/1/47	44,238	49,399

		121,190,080

Government National Mortgage Association (Mortgage Pass-Through Securities) 9.3%
4.00%, due 7/15/39	670,557	714,356
4.00%, due 9/20/40	2,393,985	2,578,685
4.00%, due 11/20/40	355,925	383,694
4.00%, due 1/15/41	2,589,264	2,761,750
♦4.00%, due 10/15/41	5,472,013	5,915,230
♦4.50%, due 5/20/40	6,272,874	6,844,726
5.00%, due 4/15/34	942,254	1,052,407
5.00%, due 2/20/41	700,491	780,203
5.50%, due 6/15/33	1,108,786	1,291,089
5.50%, due 12/15/35	241,740	275,281
6.00%, due 8/15/32	190,914	222,894
6.00%, due 10/15/32	313,924	363,396

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.50%, due 7/15/28	$40,081	$46,901
6.50%, due 8/15/28	41,898	48,844
6.50%, due 7/15/32	178,647	213,646

		23,493,102

Overseas Private Investment Corporation 1.7%
5.142%, due 12/15/23	3,801,232	4,264,826

Tennessee Valley Authority 3.5%
♦4.65%, due 6/15/35	4,395,000	4,900,530
6.25%, due 12/15/17	3,485,000	3,928,529

		8,829,059

♦United States Treasury Note 1.7%
0.625%, due 10/15/16	4,320,000	4,331,474

Total U.S. Government & Federal Agencies (Cost $208,036,777)		215,433,625

Total Long-Term Bonds (Cost $237,368,714)		244,761,910

Short-Term Investment 2.4%
Repurchase Agreement 2.4%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $6,198,244 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $6,595,000 and a Market Value of $6,326,597)	6,198,244	6,198,244

Total Short-Term Investment (Cost $6,198,244)		6,198,244

Total Investments (Cost $243,566,958) (g)	99.5%	250,960,154
Other Assets, Less Liabilities	0.5	1,279,067
Net Assets	100.0%	$252,239,221

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2015.

(c)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2015.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-201

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

(d)	Illiquid security—As of June 30, 2015, the total market value of this security was $872,454, which represented 0.3% of the Portfolio’s net assets.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, the total market value of this security was $872,454, which represented 0.3% of the Portfolio’s net assets.

(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	As of June 30, 2015, cost was $243,566,958 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$8,959,834
Gross unrealized depreciation	(1,566,638)

Net unrealized appreciation	$7,393,196

As of June 30, 2015, the Portfolio held the following Futures Contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
5-Year United States Treasury Note	(300)	September 2015	$(30,000,000)	$3,159
10-Year United States Treasury Note	(11)	September 2015	(1,100,000)	4,272

			$(31,100,000)	$7,431

1.	As of June 30, 2015, cash in the amount of $ 298,350 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2015.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$7,019,358	$—	$7,019,358
Corporate Bonds	—	10,748,599	—	10,748,599
Mortgage-Backed Securities (b)	—	10,687,874	872,454	11,560,328
U.S. Government & Federal Agencies	—	215,433,625	—	215,433,625

Total Long-Term Bonds	—	243,889,456	872,454	244,761,910

Short-Term Investment
Repurchase Agreement	—	6,198,244	—	6,198,244

Total Investments in Securities	—	250,087,700	872,454	250,960,154

Other Financial Instruments
Futures Contracts Short (c)	7,431	—	—	7,431

Total Investments in Securities and Other Financial Instruments	$7,431	$250,087,700	$872,454	$250,967,585

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $872,454 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

M-202	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2015 (a)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$873,910	$558	$970	$23,478	$—	$(26,462	)(b)	$—	$—	$872,454	$19,194

Total	$873,910	$558	$970	$23,478	$—	$(26,462)		$—	$—	$872,454	$19,194

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-203

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $243,566,958)	$250,960,154
Cash collateral on deposit at broker	298,350
Cash	166,914
Receivables:
Interest	894,571
Fund shares sold	230,288
Variation margin on futures contracts	12,055
Investment securities sold	1,537
Other assets	1,180

Total assets	252,565,049

Liabilities
Payables:
Fund shares redeemed	128,861
Manager (See Note 3)	104,227
NYLIFE Distributors (See Note 3)	36,015
Professional fees	27,294
Shareholder communication	19,029
Custodian	7,858
Trustees	206
Accrued expenses	2,338

Total liabilities	325,828

Net assets	$252,239,221

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,541
Additional paid-in capital	237,065,101

237,087,642
Undistributed net investment income	10,106,061
Accumulated net realized gain (loss) on investments and futures transactions	(2,355,109)
Net unrealized appreciation (depreciation) on investments and futures contracts	7,400,627

Net assets	$252,239,221

Initial Class
Net assets applicable to outstanding shares	$77,605,486

Shares of beneficial interest outstanding	6,891,833

Net asset value per share outstanding	$11.26

Service Class
Net assets applicable to outstanding shares	$174,633,735

Shares of beneficial interest outstanding	15,649,395

Net asset value per share outstanding	$11.16

M-204	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$4,164,940

Expenses
Manager (See Note 3)	648,623
Distribution and service—Service Class (See Note 3)	224,067
Professional fees	28,292
Shareholder communication	18,818
Custodian	11,954
Trustees	2,337
Miscellaneous	5,583

Total expenses	939,674

Net investment income (loss)	3,225,266

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	128,444
Futures transactions	(776,651)

Net realized gain (loss) on investments and futures transactions	(648,207)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,685,263)
Futures contracts	198,310

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,486,953)

Net realized and unrealized gain (loss) on investments and futures transactions	(3,135,160)

Net increase (decrease) in net assets resulting from operations	$90,106

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-205

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,225,266	$6,880,831
Net realized gain (loss) on investments and futures transactions	(648,207)	(943,755)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,486,953)	6,015,820

Net increase (decrease) in net assets resulting from operations	90,106	11,952,896

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(2,593,827)
Service Class	—	(5,203,382)

	—	(7,797,209)

From net realized gain on investments:
Initial Class	—	(273,655)
Service Class	—	(608,444)

	—	(882,099)

Total dividends and distributions to shareholders	—	(8,679,308)

Capital share transactions:
Net proceeds from sale of shares	9,957,265	31,601,302
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	8,679,308
Cost of shares redeemed	(26,223,335)	(59,456,663)

Increase (decrease) in net assets derived from capital share transactions	(16,266,070)	(19,176,053)

Net increase (decrease) in net assets	(16,175,964)	(15,902,465)

Net Assets
Beginning of period	268,415,185	284,317,650

End of period	$252,239,221	$268,415,185

Undistributed net investment income at end of period	$10,106,061	$6,880,795

M-206	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.25		$11.13	$11.84	$11.74	$11.55	$11.47

Net investment income (loss) (a)	0.15		0.31	0.30	0.33	0.36	0.33
Net realized and unrealized gain (loss) on investments	(0.14)		0.21	(0.60)	0.13	0.32	0.30

Total from investment operations	0.01		0.52	(0.30)	0.46	0.68	0.63

Less dividends and distributions:
From net investment income	—		(0.36)	(0.39)	(0.36)	(0.39)	(0.37)
From net realized gain on investments	—		(0.04)	(0.02)	—	(0.10)	(0.18)

Total dividends and distributions	—		(0.40)	(0.41)	(0.36)	(0.49)	(0.55)

Net asset value at end of period	$11.26		$11.25	$11.13	$11.84	$11.74	$11.55

Total investment return	0.09	%(b)	4.61%	(2.46%)	3.96%	5.98%	5.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.66	%††	2.70%	2.56%	2.78%	3.04%	2.79%
Net expenses	0.55	%††	0.55%	0.54%	0.54%	0.55%	0.56%
Portfolio turnover rate (c)	2%		7%	25%	40%	58%	127%
Net assets at end of period (in 000’s)	$77,605		$83,172	$89,165	$117,126	$133,395	$153,178

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 8%, 20%, 37%, and 30% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-207

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.16		$11.04	$11.74	$11.65	$11.46	$11.40

Net investment income (loss) (a)	0.13		0.27	0.26	0.30	0.33	0.30
Net realized and unrealized gain (loss) on investments	(0.13)		0.21	(0.58)	0.13	0.33	0.28

Total from investment operations	0.00	‡	0.48	(0.32)	0.43	0.66	0.58

Less dividends and distributions:
From net investment income	—		(0.32)	(0.36)	(0.34)	(0.37)	(0.34)
From net realized gain on investments	—		(0.04)	(0.02)	—	(0.10)	(0.18)

Total dividends and distributions	—		(0.36)	(0.38)	(0.34)	(0.47)	(0.52)

Net asset value at end of period	$11.16		$11.16	$11.04	$11.74	$11.65	$11.46

Total investment return	0.00	%(b)(c)(d)	4.35%	(2.70%)	3.70%	5.71%	5.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.41	%††	2.45%	2.31%	2.53%	2.79%	2.53%
Net expenses	0.80	%††	0.80%	0.79%	0.79%	0.80%	0.81%
Portfolio turnover rate (e)	2%		7%	25%	40%	58%	127%
Net assets at end of period (in 000’s)	$174,634		$185,243	$195,153	$256,382	$234,768	$221,793

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Less than one-hundredth of a percent.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 8%, 20%, 37%, and 30% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

M-208	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	2.88%	3.38%	14.57%	6.54%	1.19%
Service Class Shares	2.75	3.13	14.28	6.27	1.44

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	1.23%	7.42%	17.34%	7.59%
MSCI EAFE® Index[3]	5.52	–4.22	9.54	3.49
Growth Allocation Composite Index[3]	2.31	4.46	15.64	6.74
Average Lipper Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio[4]	2.67	2.88	12.91	4.44

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio is representative of portfolios that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

M-209

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,028.80	$0.15	$1,024.60	$0.15

Service Class Shares	$1,000.00	$1,027.50	$1.41	$1,023.40	$1.40

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-210	MainStay VP Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-214 for specific holdings.

‡	Less than one-tenth of a percent.

M-211

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Growth Allocation Portfolio returned 2.88% for Initial Class shares and 2.75% for Service Class shares. Over the same period, both share classes outperformed the 1.23% return of the S&P 500® Index2, which is the Portfolio’s primary benchmark, but underperformed the 5.52% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Both share classes outperformed the 2.31% return of the Growth Allocation Composite Index,2 which is an additional benchmark of the Portfolio, for the six months ended June 30, 2015. Over the same period, both share classes outperformed the 2.67% return of the Average Lipper2 Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s allocations to Underlying Portfolios/Funds that invest in international stocks and small-cap stocks—accounted for much of the Portfolio’s outperformance of its primary benchmark during the reporting period. Overall, small-cap stocks and international stocks outperformed U.S. large-cap stocks during the first half of 2015. The Portfolio’s underperformance of the MSCI EAFE® Index was largely the result of a substantial allocation to Underlying Portfolios/Funds that invest in U.S. stocks. Overall, U.S. stocks underperformed international stocks by a substantial margin during the reporting period.

The Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index, and the Portfolio showed favorable performance relative to the Growth Allocation Composite Index during the reporting period.

Returns associated with the management of the asset allocation policy were close to zero, but did detract slightly from relative performance. The Portfolio shifted modestly into cash near the start of 2015 and was mildly underweight equities during the reporting period, which detracted slightly from the Portfolio’s relative performance. Preferences for emerging markets over developed markets also detracted from the Portfolio’s relative performance, while a tilt toward small-cap stocks over large-cap stocks helped the Portfolio’s relative performance.

Asset allocation effects were very minor in the aggregate, totaling a small fraction of a percent. Contributions from the active returns of the Underlying Portfolios/Funds were also quite small. (Contributions take weightings and total returns into account.) The combination of the two resulted in Portfolio performance that slightly exceeded that of the Growth Allocation Composite Index in the first half of 2015. Allocations to Underlying Portfolios/Funds that invest in international stocks were particularly helpful.

Since the asset class positioning of the Portfolio remained relatively close to that of the Growth Allocation Composite Index at the end of the reporting period, we believed that it would be unlikely for this positioning to dramatically influence performance over the near-term.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information in the management of the Portfolio, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also considered attributes of the individual holdings within the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we sought to invest in Underlying Portfolios/Funds that we believed occupied attractively valued segments of the market, invested in fairly priced securities and were steered by individuals who had consistently demonstrated capable management in the past.

1.	”New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-212	MainStay VP Growth Allocation Portfolio

During the reporting period, active positioning was restrained in the Portfolio. Equity valuations have risen significantly in recent years and no longer appear, in our view, to offer much of a bargain. We believed that wage pressures could rise, which along with a strong dollar, could diminish profit margins. These forces also could erode earnings growth. In our opinion, the U.S. economy appeared relatively healthy and equities still appeared to offer potential opportunities during the reporting period. Because these influences tended to balance one another out, we maintained a position close to that of the Growth Allocation Composite Index. For the time being, we limited our active positioning to a modest bias toward smaller-cap names, which we believed tended to be less sensitive to the effects of a strong dollar, and international markets, which we believed reflected better valuations.

How did the Portfolio’s allocations change over the course of the reporting period?

The Portfolio’s allocations remained fairly stable across the reporting period. Allocations to international equities (through investments in MainStay ICAP International Fund, MainStay International Opportunities Fund, MainStay VP International Equity Portfolio and MainStay VP Emerging Markets Equity Portfolio) and to equity of smaller U.S. companies (through investments in MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP U.S. Small Cap Portfolio and MainStay VP Mid Cap Core Portfolio) also grew modestly. Funding for these investments was sourced from a variety of large-cap equity Underlying Portfolios/Funds, including MainStay VP Large Cap Growth Portfolio, MainStay ICAP Equity Fund, MainStay VP Marketfield Portfolio, MainStay MAP Fund and MainStay VP T. Rowe Price Equity Income Portfolio.

During the reporting period, the Portfolio entirely exited its position in MainStay Cushing Renaissance Advantage Fund, established during the summer of

2014, and initiated a position in the newly launched MainStay VP Cushing Renaissance Advantage Portfolio. In the wake of turbulence in crude oil pricing, exposure was shifted from the upstream to the midstream sector of the master limited partnership (“MLP”) market by rolling out of MainStay Cushing Royalty Energy Income Fund and into MainStay Cushing MLP Premier Fund.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Portfolios/Funds that the Portfolio held for the entire reporting period, the highest returns came from MainStay International Opportunities Fund, MainStay VP Eagle Small Cap Growth Portfolio and MainStay ICAP International Fund. The lowest returns during the reporting period came from MainStay Cushing Royalty Energy Income Fund, which had by far the worst performance, and MainStay VP Cushing Renaissance Advantage Fund. Both of these Underlying Portfolios/Funds provided negative returns during the reporting period.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant positive contributions to the Portfolio’s overall performance came from MainStay International Opportunities Fund and MainStay ICAP International Fund, even though the positions in each of these Underlying Portfolios/Funds were not particularly large. MainStay VP T. Rowe Price Equity Income Portfolio made the most substantial negative contribution to the Portfolio’s overall performance, followed by a very small position in MainStay VP Cushing Renaissance Advantage Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-213

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value
Affiliated Investment Companies 98.8%†
Equity Funds 98.8%
MainStay Cushing MLP Premier Fund Class I	218,432	$4,438,532
MainStay Emerging Markets Opportunities Fund Class I (a)	1,599,327	15,689,396
MainStay Epoch Global Choice Fund Class I (a)	1,036,485	20,584,600
MainStay Epoch U.S. All Cap Fund Class I (a)	1,881,237	55,383,608
MainStay ICAP Equity Fund Class I	668,856	34,974,470
MainStay ICAP International Fund Class I	1,716,457	59,938,666
MainStay International Opportunities Fund Class I (a)	5,767,543	50,927,402
MainStay MAP Fund Class I	1,275,430	57,649,420
MainStay U.S. Equity Opportunities Fund Class I (a)	6,612,060	57,458,803
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	2,421,960	23,257,147
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	2,520,469	36,117,251
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	3,555,545	29,923,200
MainStay VP International Equity Portfolio Initial Class (a)	1,379,758	19,479,222
MainStay VP Large Cap Growth Portfolio Initial Class (a)	2,272,070	53,190,167
MainStay VP Marketfield Portfolio Initial Class (a)(b)	862,277	8,319,025
MainStay VP Mid Cap Core Portfolio Initial Class (a)	2,697,618	43,626,302
MainStay VP S&P 500 Index Portfolio Initial Class	320,236	13,592,679
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	4,939,403	67,465,838
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	2,335,542	32,766,705

Total Equity Funds (Cost $657,621,868)		684,782,433

Total Affiliated Investment Companies (Cost $657,621,868)		684,782,433

	Principal Amount	Value
Short-Term Investment 1.2%
Repurchase Agreement 1.2%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $ 8,648,727 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $9,200,000 and a Market Value of $8,825,578)	$8,648,727	$8,648,727

Total Short-Term Investment (Cost $8,648,727)		8,648,727

Total Investments (Cost $666,270,595) (c)	100.0%	693,431,160
Other Assets, Less Liabilities	(0.0)‡	(281,032)
Net Assets	100.0%	$693,150,128

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2015, cost was $668,566,697 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$30,701,881
Gross unrealized depreciation	(5,837,418)

Net unrealized appreciation	$24,864,463

M-214	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$684,782,433	$—	$—	$684,782,433
Short-Term Investment
Repurchase Agreement	—	8,648,727	—	8,648,727

Total Investments in Securities	$684,782,433	$8,648,727	$—	$693,431,160

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-215

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $657,621,868)	$684,782,433
Repurchase agreement, at value (identified cost $8,648,727)	8,648,727
Receivables:
Fund shares sold	1,719,818
Other assets	3,093

Total assets	695,154,071

Liabilities
Due to custodian	606,993
Payables:
Investment securities purchased	1,089,994
NYLIFE Distributors (See Note 3)	132,176
Fund shares redeemed	108,379
Shareholder communication	42,722
Professional fees	19,193
Trustees	263
Custodian	201
Accrued expenses	4,022

Total liabilities	2,003,943

Net assets	$693,150,128

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$55,939
Additional paid-in capital	630,853,029

630,908,968
Undistributed net investment income	12,038,385
Accumulated net realized gain (loss) on investments	23,042,210
Net unrealized appreciation (depreciation) on investments	27,160,565

Net assets	$693,150,128

Initial Class
Net assets applicable to outstanding shares	$51,443,601

Shares of beneficial interest outstanding	4,124,177

Net asset value per share outstanding	$12.47

Service Class
Net assets applicable to outstanding shares	$641,706,527

Shares of beneficial interest outstanding	51,814,634

Net asset value per share outstanding	$12.38

M-216	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$629,159

Expenses
Distribution and service—Service Class (See Note 3)	744,642
Shareholder communication	44,663
Professional fees	24,347
Custodian	5,350
Trustees	5,290
Miscellaneous	7,835

Total expenses	832,127

Net investment income (loss)	(202,968)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	10,830,016
Net change in unrealized appreciation (depreciation) on investments	6,084,798

Net realized and unrealized gain (loss) on investments	16,914,814

Net increase (decrease) in net assets resulting from operations	$16,711,846

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-217

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(202,968)	$5,128,731
Net realized gain (loss) on investments from affiliated investment companies	10,830,016	60,110,021
Net change in unrealized appreciation (depreciation) on investments	6,084,798	(41,563,150)

Net increase (decrease) in net assets resulting from operations	16,711,846	23,675,602

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(614,014)
Service Class	—	(5,569,977)

	—	(6,183,991)

From net realized gain on investments:
Initial Class	—	(2,918,709)
Service Class	—	(29,756,073)

	—	(32,674,782)

Total dividends and distributions to shareholders	—	(38,858,773)

Capital share transactions:
Net proceeds from sale of shares	117,172,602	218,374,125
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	38,858,773
Cost of shares redeemed	(39,395,069)	(38,120,169)

Increase (decrease) in net assets derived from capital share transactions	77,777,533	219,112,729

Net increase (decrease) in net assets	94,489,379	203,929,558

Net Assets
Beginning of period	598,660,749	394,731,191

End of period	$693,150,128	$598,660,749

Undistributed net investment income at end of period	$12,038,385	$12,241,353

M-218	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$12.12		$12.51	$10.11	$9.47	$9.83	$8.64

Net investment income (loss)	0.01	(a)	0.18 (a)	0.10	0.10	0.10	0.09 (a)
Net realized and unrealized gain (loss) on investments	0.34		0.40	2.97	1.35	(0.37)	1.20

Total from investment operations	0.35		0.58	3.07	1.45	(0.27)	1.29

Less dividends and distributions:
From net investment income	—		(0.17)	(0.12)	(0.11)	(0.09)	(0.10)
From net realized gain on investments	—		(0.80)	(0.55)	(0.70)	—	—

Total dividends and distributions	—		(0.97)	(0.67)	(0.81)	(0.09)	(0.10)

Net asset value at end of period	$12.47		$12.12	$12.51	$10.11	$9.47	$9.83

Total investment return	2.89	%(b)(c)	4.88%	30.85%	15.47%	(2.65%)	15.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17	%††	1.43%	0.98%	0.92%	0.99%	1.03%
Net expenses (d)	0.03	%††	0.03%	0.04%	0.04%	0.05%	0.06%
Portfolio turnover rate	18%		27%	41%	42%	54%	48%
Net assets at end of period (in 000’s)	$51,444		$48,088	$43,169	$31,447	$27,003	$30,384

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-219

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$12.05		$12.45	$10.08	$9.44	$9.80	$8.62

Net investment income (loss)	(0.01	)(a)	0.13 (a)	0.06	0.06	0.08	0.07 (a)
Net realized and unrealized gain (loss) on investments	0.34		0.42	2.95	1.36	(0.37)	1.20

Total from investment operations	0.33		0.55	3.01	1.42	(0.29)	1.27

Less dividends and distributions:
From net investment income	—		(0.15)	(0.09)	(0.08)	(0.07)	(0.09)
From net realized gain on investments	—		(0.80)	(0.55)	(0.70)	—	—

Total dividends and distributions	—		(0.95)	(0.64)	(0.78)	(0.07)	(0.09)

Net asset value at end of period	$12.38		$12.05	$12.45	$10.08	$9.44	$9.80

Total investment return	2.74	% (b)(c)	4.62%	30.53%	15.18%	(2.89%)	14.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08	%)††	1.03%	0.76%	0.65%	0.78%	0.77%
Net expenses (d)	0.28	% ††	0.28%	0.29%	0.29%	0.30%	0.31%
Portfolio turnover rate	18%		27%	41%	42%	54%	48%
Net assets at end of period (in 000’s)	$641,707		$550,573	$351,563	$228,393	$210,986	$222,409

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-220	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP High Yield Corporate Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	3.58%	0.42%	7.93%	6.92%	0.59%
Service Class Shares	3.46	0.17	7.66	6.65	0.84

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[3]	2.90%	–0.70%	8.31%	7.55%
Average Lipper Variable Products High Yield Portfolio[4]	2.49	–0.46	7.54	6.57

1.	Performance figures shown for the ten-year period ended June 30, 2015 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.91% for Initial Class shares and 6.64% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products High Yield Portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-221

Cost in Dollars of a $1,000 Investment in MainStay VP High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,035.80	$2.93	$1,021.90	$2.91

Service Class Shares	$1,000.00	$1,034.60	$4.19	$1,020.70	$4.16

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-222	MainStay VP High Yield Corporate Bond Portfolio

Portfolio Composition as of June 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-226 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 6.00%–6.731%, due 4/28/19–3/1/25

2.	Valeant Pharmaceuticals International, Inc., 5.625%–7.50%, due 10/1/20–4/15/25

3.	HCA, Inc., 4.25%–8.36%, due 10/1/18–9/15/25

4.	Exide Technologies, Inc., Common Stock Exide Technologies, Inc., 7.00%–11.00%, due 4/30/20–4/30/25

5.	Schaeffler Holding Finance B.V., 6.25%–6.875%, due 8/15/18–11/15/22
6.	Crown Castle International Corp., 5.25%, due 1/15/23

7.	Nielsen Finance LLC / Nielsen Finance Co., 4.50%–5.00%, due 10/1/20–4/15/22

8.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%–5.875%, due 9/30/22–5/1/27

9.	Schaeffler Finance B.V., 4.25%–4.75%, due 5/15/21–5/15/23

10.	Carlson Wagonlit B.V., 6.875%, due 6/15/19

M-223

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP High Yield Corporate Bond Portfolio perform relative to its primary benchmark and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP High Yield Corporate Bond Portfolio returned 3.58% for Initial Class shares and 3.46% for Service Class shares. Over the same period, both share classes outperformed the 2.90% return of the Credit Suisse High Yield Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 2.49% return of the Average Lipper1 Variable Products High Yield Portfolio for the six months ended June 30, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is managed with a bottom-up investment style that focuses on individual credit selection. Security selection in the energy—exploration & production (“E&P”) industry was the largest contributor to the Portfolio’s performance relative to the Credit Suisse High Yield Index during the reporting period. (Contributions take weightings and total returns into account.) In the other metal/minerals industry, an emphasis on select aluminum and gold mining credits added to absolute and relative performance. Underweight positions in coal- and iron ore–related companies, which were weighed down by the decline in commodity prices, also helped the Portfolio’s relative performance.

During the reporting period, the Portfolio remained conservatively positioned because relative valuations (as measured by spreads)2 were more attractive and we believed that credit profiles were more resilient in the higher-quality portion of the high-yield market. The Portfolio’s underweight position in the lower-quality segment of the high-yield market helped relative performance during the reporting period, as CCC-rated credits3 underperformed the market.

What was the Portfolio’s duration4 strategy during the reporting period?

The Portfolio is not managed using a duration strategy, and any duration positioning is a residual of our bottom-up investment process. Duration had a neutral effect on relative performance during the reporting period. As of June 30, 2015, the Portfolio’s modified duration to worst5 was 3.81 years, somewhat shorter than the 4.04-year duration of the Credit Suisse High Yield Index.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, credit selection and an underweight position in the energy sector contributed positively to the Portfolio’s performance relative to the Credit Suisse High Yield Index. Credit selection within the metals/minerals industry also added to relative performance. On the other hand, credit selection and an underweight position in the food/tobacco industry and credit selection in the financials industry detracted slightly from the Portfolio’s performance relative to the Index.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio added bonds of discount retailer Dollar Tree during the reporting period. The bonds were issued in conjunction with the company’s acquisition of Family Dollar. We believe that the acquisition may create savings through synergies, that lower-producing stores will be divested and that management will pursue its stated goal of returning the company to an investment-grade rating.

During the reporting period, we bought bonds of Internet television network Netflix on a new-issue basis as the company was raising money to build out

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

M-224	MainStay VP High Yield Corporate Bond Portfolio

content. We believe that Netflix is a highly strategic asset with over 60 million subscribers and plans to grow to over 100 million subscribers over the next three years. With the existing subscriber base the company has a scale advantage that we believe would be very difficult to replicate.

The Portfolio’s bonds of Mueller Water products were called away (redeemed prior to maturity) and refinanced with loans that we added to the Portfolio. We sold the bonds in wireless communications company Sprint Capital because we felt that the yield no longer adequately compensated for the increased risks the company faced.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, there were no material changes to the Portfolio’s industry weights, and our position in risk remained relatively consistent. The Portfolio’s exposure to the health care, media and food/tobacco industries increased slightly because of attractive valuations and yields. The Portfolio reduced its exposure to the communications, service and energy industries.

How was the Portfolio positioned at the end of the reporting period?

As June 30, 2015, the Portfolio held overweight positions relative to the Credit Suisse High Yield Index in transportation, cable/wireless and housing. As of the same date, the Portfolio held underweight positions relative to the Index in energy, media and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-225

Portfolio of Investments June 30, 2015 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 94.3%† Convertible Bonds 0.9%
Auto Parts & Equipment 0.6%
♦Exide Technologies, Inc. 7.00%, due 4/30/25 (a)(b)(c)(d)	$22,176,352	$18,184,609

Electric 0.1%
Upstate New York Power Producers, Inc. 20.00%, due 6/15/17 (a)(b)(c)(d)(e)	1,517,132	1,653,674

Mining 0.2%
Detour Gold Corp. 5.50%, due 11/30/17	5,687,000	5,633,684

Oil & Gas 0.0%‡
Stone Energy Corp. 1.75%, due 3/1/17	1,000,000	918,125

Total Convertible Bonds (Cost $26,812,124)		26,390,092

Corporate Bonds 92.4%
Advertising 0.6%
Lamar Media Corp.
5.375%, due 1/15/24	5,747,000	5,811,654
5.875%, due 2/1/22	1,525,000	1,578,375
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.25%, due 2/15/22	4,985,000	5,047,312
5.625%, due 2/15/24	3,280,000	3,353,800
5.625%, due 2/15/24 (d)	270,000	276,075
5.875%, due 3/15/25	1,445,000	1,495,575

		17,562,791

Aerospace & Defense 2.1%
Aerojet Rocketdyne Holdings, Inc. 7.125%, due 3/15/21	12,615,000	13,434,975
KLX, Inc. 5.875%, due 12/1/22 (d)	7,415,000	7,488,334
Kratos Defense & Security Solutions, Inc. 7.00%, due 5/15/19	11,180,000	10,187,775
Orbital ATK, Inc. 5.25%, due 10/1/21 (d)	4,270,000	4,355,400
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	9,005,000	9,297,663
TransDigm, Inc. 5.50%, due 10/15/20	5,780,000	5,743,875
6.00%, due 7/15/22	3,610,000	3,564,875

	Principal Amount	Value
Aerospace & Defense (continued)
TransDigm, Inc. (continued)
6.50%, due 7/15/24	$2,000,000	$1,975,000
6.50%, due 5/15/25 (d)	2,280,000	2,257,200

		58,305,097

Apparel 0.4%
William Carter Co. (The) 5.25%, due 8/15/21	5,380,000	5,514,500
Wolverine World Wide, Inc. 6.125%, due 10/15/20	4,800,000	5,088,000

		10,602,500

Auto Manufacturers 1.4%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (d)	9,395,000	9,770,800
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	10,250,556
General Motors Financial Co., Inc. 4.75%, due 8/15/17	3,880,000	4,094,618
6.75%, due 6/1/18	7,005,000	7,819,619
Jaguar Land Rover Automotive PLC 4.125%, due 12/15/18 (d)	4,120,000	4,171,500
4.25%, due 11/15/19 (d)	3,855,000	3,912,825

		40,019,918

Auto Parts & Equipment 3.6%
♦Exide Technologies, Inc. 11.00%, due 4/30/20 (b)(c)(d)	19,625,553	16,681,720
International Automotive Components Group S.A. 9.125%, due 6/1/18 (d)	4,775,000	4,870,500
Lear Corp. 5.25%, due 1/15/25	1,385,000	1,360,763
♦Schaeffler Finance B.V. 4.25%, due 5/15/21 (d)	6,335,000	6,176,625
4.75%, due 5/15/21 (d)	15,280,000	15,356,400
4.75%, due 5/15/23 (d)	7,045,000	6,868,875
♦Schaeffler Holding Finance B.V. 6.25%, due 11/15/19 (a)(d)	5,380,000	5,669,175
6.75%, due 11/15/22 (a)(d)	11,355,000	12,249,206
6.875%, due 8/15/18 (a)(d)	16,495,000	17,072,325
Tenneco, Inc. 6.875%, due 12/15/20	1,870,000	1,944,800
Titan International, Inc. 6.875%, due 10/1/20	4,545,000	4,175,719
ZF North America Capital, Inc. 4.50%, due 4/29/22 (d)	2,255,000	2,208,885
4.75%, due 4/29/25 (d)	6,545,000	6,336,411

		100,971,404

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

M-226	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks 0.2%
Provident Funding Associates, L.P. / PFG Finance Corp. 6.75%, due 6/15/21 (d)	$6,965,000	$6,651,575

Beverages 0.0%‡
Constellation Brands, Inc. 4.25%, due 5/1/23	480,000	472,800

Building Materials 1.8%
Boise Cascade Co. 6.375%, due 11/1/20	7,670,000	8,082,262
Building Materials Corporation of America 6.75%, due 5/1/21 (d)	4,810,000	5,014,425
Gibraltar Industries, Inc. 6.25%, due 2/1/21	5,525,000	5,649,313
Griffon Corp. 5.25%, due 3/1/22	5,982,000	5,952,090
Headwaters, Inc. 7.25%, due 1/15/19	8,284,000	8,615,360
Masonite International Corp. 5.625%, due 3/15/23 (d)	1,500,000	1,524,375
Summit Materials LLC / Summit Materials Finance Corp. 6.125%, due 7/15/23 (d)	2,835,000	2,835,000
10.50%, due 1/31/20	7,782,000	8,492,107
USG Corp. 6.30%, due 11/15/16	3,460,000	3,620,025
7.875%, due 3/30/20 (d)	530,000	567,100
Vulcan Materials Co. 7.50%, due 6/15/21	480,000	552,000

		50,904,057

Chemicals 1.5%
A. Schulman, Inc. 6.875%, due 6/1/23 (d)	7,375,000	7,522,500
Axiall Corp. 4.875%, due 5/15/23	5,070,000	4,892,550
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	6,135,000	6,269,203
NOVA Chemicals Corp. 5.25%, due 8/1/23 (d)	2,404,000	2,440,060
Olin Corp. 5.50%, due 8/15/22	3,910,000	3,949,100
Platform Specialty Products Corp. 6.50%, due 2/1/22 (d)	1,560,000	1,610,700
PolyOne Corp. 5.25%, due 3/15/23	11,545,000	11,429,550
7.375%, due 9/15/20	4,665,000	4,874,925

		42,988,588

	Principal Amount	Value
Coal 0.4%
Arch Coal, Inc. 8.00%, due 1/15/19 (d)	$7,225,000	$1,517,250
CONSOL Energy, Inc. 5.875%, due 4/15/22	10,535,000	8,954,750
Peabody Energy Corp. 6.25%, due 11/15/21	3,863,000	1,313,420
6.50%, due 9/15/20	1,340,000	455,600

		12,241,020

Commercial Services 2.9%
Ashtead Capital, Inc. 5.625%, due 10/1/24 (d)	2,155,000	2,160,388
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.125%, due 6/1/22 (d)	2,065,000	2,013,375
5.25%, due 3/15/25 (d)	6,855,000	6,435,131
5.50%, due 4/1/23	7,790,000	7,692,625
Cimpress N.V. 7.00%, due 4/1/22 (d)	9,240,000	9,494,100
ExamWorks Group, Inc. 5.625%, due 4/15/23	3,235,000	3,317,040
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	13,322,000	13,588,440
7.375%, due 2/1/19 (d)	1,145,000	1,167,900
Hertz Corp. (The) 4.25%, due 4/1/18	2,305,000	2,333,812
Jaguar Holding Co. I 9.375%, due 10/15/17 (a)(d)	7,230,000	7,383,276
Modular Space Corp. 10.25%, due 1/31/19 (d)	3,155,000	2,729,075
Sotheby’s 5.25%, due 10/1/22 (d)	2,845,000	2,788,100
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (d)	4,365,000	4,124,925
United Rentals North America, Inc. 5.50%, due 7/15/25	2,265,000	2,188,556
6.125%, due 6/15/23	455,000	464,669
7.625%, due 4/15/22	4,020,000	4,351,650
WEX, Inc. 4.75%, due 2/1/23 (d)	8,985,000	8,670,525

		80,903,587

Computers 1.8%
IGATE Corp. 4.75%, due 4/15/19	3,190,000	3,305,638
IHS, Inc. 5.00%, due 11/1/22 (d)	14,230,000	14,141,062
NCR Corp. 4.625%, due 2/15/21	1,100,000	1,102,750
5.00%, due 7/15/22	7,790,000	7,897,112
5.875%, due 12/15/21	1,425,000	1,467,750
6.375%, due 12/15/23	10,995,000	11,654,700

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-227

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Computers (continued)
Seagate HDD Cayman 4.75%, due 6/1/23	$10,640,000	$10,806,708

		50,375,720

Distribution & Wholesale 0.5%
American Tire Distributors, Inc. 10.25%, due 3/1/22 (d)	6,330,000	6,757,275
LKQ Corp. 4.75%, due 5/15/23	7,500,000	7,153,125

		13,910,400

Diversified Financial Services 0.1%
Community Choice Financial, Inc. 10.75%, due 5/1/19	4,505,000	2,303,181
12.75%, due 5/1/20 (b)(d)	3,000,000	1,477,500

		3,780,681

Electric 1.5%
Calpine Corp. 5.875%, due 1/15/24 (d)	6,235,000	6,593,513
6.00%, due 1/15/22 (d)	8,180,000	8,650,350
GenOn Energy, Inc. 7.875%, due 6/15/17	11,769,000	11,916,112
9.50%, due 10/15/18	12,886,000	13,143,720
Public Service Co. of New Mexico 7.95%, due 5/15/18	2,305,000	2,682,273

		42,985,968

Electrical Components & Equipment 1.9%
Anixter, Inc. 5.125%, due 10/1/21	2,895,000	2,945,663
Belden, Inc. 5.25%, due 7/15/24 (d)	8,425,000	8,172,250
5.50%, due 9/1/22 (d)	13,393,000	13,292,552
Energizer Holdings, Inc. 4.70%, due 5/19/21	6,235,000	6,312,302
4.70%, due 5/24/22	705,000	706,962
General Cable Corp. 5.75%, due 10/1/22	14,655,000	13,739,062
WESCO Distribution, Inc. 5.375%, due 12/15/21	8,160,000	8,241,600

		53,410,391

Electronics 0.3%
Kemet Corp. 10.50%, due 5/1/18	8,305,000	8,408,813

Engineering & Construction 1.5%
AECOM 5.875%, due 10/15/24 (d)	6,195,000	6,280,181

	Principal Amount	Value
Engineering & Construction (continued)
New Enterprise Stone & Lime Co., Inc. 11.00%, due 9/1/18	$9,705,000	$8,637,450
13.00%, due 3/15/18 (a)	9,479,589	10,214,257
Transfield Services, Ltd. 8.375%, due 5/15/20 (d)	9,520,000	10,138,800
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	5,919,000	5,593,455

		40,864,143

Entertainment 1.7%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	14,780,000	14,706,100
Churchill Downs, Inc. 5.375%, due 12/15/21	6,720,000	6,888,000
GLP Capital, L.P. / GLP Financing II, Inc. 4.875%, due 11/1/20	3,280,000	3,337,400
5.375%, due 11/1/23	2,700,000	2,774,250
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (d)	4,830,000	4,926,600
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (d)	4,637,000	4,874,646
Sterling Entertainment Enterprises LLC 9.75%, due 12/31/19 (b)(c)(e)	10,000,000	10,375,000
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (b)(c)	68,091	68,091

		47,950,087

Environmental Controls 0.2%
Clean Harbors, Inc. 5.125%, due 6/1/21	1,000,000	990,000
5.25%, due 8/1/20	4,320,000	4,384,800

		5,374,800

Finance—Auto Loans 0.2%
Ally Financial, Inc. 6.25%, due 12/1/17	1,395,000	1,489,163
Credit Acceptance Corp. 7.375%, due 3/15/23 (d)	3,900,000	4,026,750

		5,515,913

Finance—Consumer Loans 0.4%
OneMain Financial Holdings, Inc. 6.75%, due 12/15/19 (d)	2,450,000	2,554,125
7.25%, due 12/15/21 (d)	4,326,000	4,482,818
TMX Finance LLC / TitleMax Finance Corp. 8.50%, due 9/15/18 (d)	3,325,000	2,726,500

		9,763,443

M-228	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Credit Card 0.6%
Alliance Data Systems Corp. 5.25%, due 12/1/17 (d)	$7,965,000	$8,223,863
6.375%, due 4/1/20 (d)	8,017,000	8,277,552

		16,501,415

Finance—Investment Banker/Broker 0.5%
E*TRADE Financial Corp. 4.625%, due 9/15/23	3,145,000	3,089,963
5.375%, due 11/15/22	5,700,000	5,842,500
KCG Holdings, Inc. 6.875%, due 3/15/20 (d)	5,570,000	5,375,050

		14,307,513

Finance—Leasing Companies 0.3%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 5.00%, due 10/1/21 (d)	5,465,000	5,622,119
Aircastle, Ltd. 5.50%, due 2/15/22	2,795,000	2,852,661

		8,474,780

Finance—Mortgage Loan/Banker 0.3%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.875%, due 8/1/21 (d)	6,000,000	5,835,000
7.375%, due 10/1/17	490,000	510,825
Prospect Holding Co. LLC / Prospect Holding Finance Co. 10.25%, due 10/1/18 (d)	4,050,000	2,673,000

		9,018,825

Finance—Other Services 0.9%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (d)	6,985,000	7,299,325
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (d)	11,900,000	11,305,000
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 8/1/18	3,715,000	3,715,000
7.875%, due 10/1/20	3,965,000	3,955,087

		26,274,412

Food 2.4%
American Seafoods Group LLC / American Seafoods Finance, Inc. 10.75%, due 5/15/16 (d)	4,740,000	4,668,900
ASG Consolidated LLC / ASG Finance, Inc. 15.00%, due 5/15/17 (a)(d)	6,967,207	4,389,340
B&G Foods, Inc. 4.625%, due 6/1/21	5,820,000	5,732,700

	Principal Amount	Value
Food (continued)
C&S Group Enterprises LLC 5.375%, due 7/15/22 (d)	$14,835,000	$13,944,900
Ingles Markets, Inc. 5.75%, due 6/15/23	4,530,000	4,603,839
KeHE Distributors LLC / KeHE Distributors Finance Corp. 7.625%, due 8/15/21 (d)	6,150,000	6,457,500
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (d)	9,655,000	10,258,437
TreeHouse Foods, Inc. 4.875%, due 3/15/22	5,120,000	5,158,400
Wells Enterprises, Inc. 6.75%, due 2/1/20 (d)	6,661,000	6,810,873
WhiteWave Foods Co. (The) 5.375%, due 10/1/22	5,220,000	5,507,100

		67,531,989

Forest Products & Paper 0.7%
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (d)	1,625,000	1,702,188
Smurfit Kappa Treasury Funding, Ltd. 7.50%, due 11/20/25	15,073,000	18,539,790

		20,241,978

Gas 0.1%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	2,180,000	2,223,600
6.50%, due 5/20/21	1,685,000	1,752,400

		3,976,000

Health Care—Products 1.4%
Alere, Inc. 6.375%, due 7/1/23 (d)	1,500,000	1,526,250
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (d)	7,315,000	7,717,325
Hanger, Inc. 7.125%, due 11/15/18	7,627,000	7,607,932
Hologic, Inc. 5.25%, due 7/15/22 (d)	3,760,000	3,839,900
6.25%, due 8/1/20	3,230,000	3,341,112
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	2,560,000	2,388,800
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 4.875%, due 4/15/20 (d)	1,385,000	1,409,307
5.50%, due 4/15/25 (d)	4,300,000	4,171,000
Sterigenics-Nordion Holdings LLC 6.50%, due 5/15/23 (d)	1,725,000	1,750,875
Universal Hospital Services, Inc. 7.625%, due 8/15/20	7,215,000	6,673,875

		40,426,376

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-229

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services 3.3%
Acadia Healthcare Co., Inc. 5.625%, due 2/15/23 (d)	$1,400,000	$1,417,500
Centene Corp. 5.75%, due 6/1/17	3,905,000	4,139,300
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (d)	3,750,000	4,125,000
6.875%, due 7/15/17	40,000	43,300
Fresenius Medical Care U.S. Finance II, Inc. 4.75%, due 10/15/24 (d)	1,995,000	1,975,050
5.625%, due 7/31/19 (d)	460,000	497,950
5.875%, due 1/31/22 (d)	2,710,000	2,872,600
♦HCA, Inc.
4.25%, due 10/15/19	1,775,000	1,817,156
4.75%, due 5/1/23	5,205,000	5,270,062
5.00%, due 3/15/24	10,010,000	10,185,175
5.25%, due 4/15/25	2,985,000	3,104,400
5.375%, due 2/1/25	1,855,000	1,885,236
5.875%, due 3/15/22	5,130,000	5,578,875
5.875%, due 5/1/23	6,200,000	6,587,500
7.50%, due 2/15/22	1,570,000	1,803,538
7.58%, due 9/15/25	575,000	635,375
8.00%, due 10/1/18	1,738,000	2,016,080
8.36%, due 4/15/24	450,000	531,000
HealthSouth Corp. 5.75%, due 11/1/24	5,295,000	5,407,519
Kindred Healthcare, Inc. 8.00%, due 1/15/20 (d)	2,650,000	2,835,500
8.75%, due 1/15/23 (d)	1,419,000	1,541,389
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	1,595,000	1,638,065
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (d)	18,445,000	18,836,956
Tenet Healthcare Corp. 5.00%, due 3/1/19 (d)	3,040,000	3,040,000
6.75%, due 6/15/23 (d)	2,590,000	2,641,800
8.125%, due 4/1/22	2,650,000	2,897,775

		93,324,101

Holding Companies—Diversified 1.7%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (a)	16,235,000	16,235,000
Carlson Travel Holdings, Inc. 7.50%, due 8/15/19 (a)(d)	19,798,000	20,094,970
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (d)	6,915,000	6,863,137
James Hardie International Finance, Ltd. 5.875%, due 2/15/23 (d)	3,970,000	4,089,100

	Principal Amount	Value
Holding Companies—Diversified (continued)
Nielsen Co. Luxembourg SARL (The) 5.50%, due 10/1/21 (d)	$1,340,000	$1,353,400

		48,635,607

Home Builders 2.7%
Allegion U.S. Holding Co., Inc. 5.75%, due 10/1/21	7,105,000	7,335,912
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (d)	8,280,000	7,700,400
AV Homes, Inc. 8.50%, due 7/1/19	8,675,000	8,393,062
Brookfield Residential Properties, Inc. 6.375%, due 5/15/25 (d)	2,995,000	2,935,100
6.50%, due 12/15/20 (d)	7,945,000	7,908,612
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (d)	1,645,000	1,620,325
Century Communities, Inc. 6.875%, due 5/15/22	5,700,000	5,600,250
6.875%, due 5/15/22 (d)	1,450,000	1,424,625
D.R. Horton, Inc. 3.75%, due 3/1/19	2,990,000	3,012,425
4.75%, due 2/15/23	2,925,000	2,917,688
Mattamy Group Corp. 6.50%, due 11/15/20 (d)	10,465,000	10,098,725
Meritage Homes Corp. 7.00%, due 4/1/22	315,000	336,263
Ryland Group, Inc. (The) 5.375%, due 10/1/22	340,000	343,400
6.625%, due 5/1/20	2,460,000	2,730,600
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.25%, due 4/15/21 (d)	2,325,000	2,290,125
Toll Brothers Finance Corp. 4.375%, due 4/15/23	3,915,000	3,836,700
WCI Communities, Inc. 6.875%, due 8/15/21	3,175,000	3,278,187
Woodside Homes Co. LLC / Woodside Homes Finance, Inc. 6.75%, due 12/15/21 (d)	5,390,000	5,093,550

		76,855,949

Household Products & Wares 0.7%
Century Intermediate Holding Co. 2 9.75%, due 2/15/19 (a)(d)	2,831,000	2,944,240
Prestige Brands, Inc. 5.375%, due 12/15/21 (d)	4,390,000	4,390,000
8.125%, due 2/1/20	2,387,000	2,548,123
Spectrum Brands, Inc. 5.75%, due 7/15/25 (d)	3,135,000	3,182,025
6.375%, due 11/15/20	1,110,000	1,173,825

M-230	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Household Products & Wares (continued)
Spectrum Brands, Inc. (continued)
6.625%, due 11/15/22	$1,545,000	$1,645,425
6.75%, due 3/15/20	2,380,000	2,506,140

		18,389,778

Housewares 0.2%
American Greetings Corp. 7.375%, due 12/1/21	1,577,000	1,655,850
RSI Home Products, Inc. 6.50%, due 3/15/23 (d)	4,930,000	4,966,975

		6,622,825

Insurance 1.4%
A-S Co-Issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.875%, due 12/15/20 (d)	1,405,000	1,482,275
American Equity Investment Life Holding Co. 6.625%, due 7/15/21	7,970,000	8,428,275
CNO Financial Group, Inc. 4.50%, due 5/30/20	1,105,000	1,121,575
5.25%, due 5/30/25	1,115,000	1,133,063
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	4,645,000	5,635,514
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (d)	8,285,000	8,616,400
HUB International, Ltd. 7.875%, due 10/1/21 (d)	1,945,000	1,983,900
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (d)	4,190,000	4,927,762
USI, Inc. 7.75%, due 1/15/21 (d)	7,070,000	7,176,050

		40,504,814

Internet 0.6%
IAC / InterActiveCorp. 4.75%, due 12/15/22	1,000,000	980,000
Netflix, Inc. 5.50%, due 2/15/22 (d)	7,455,000	7,697,287
5.75%, due 3/1/24	4,029,000	4,139,798
VeriSign, Inc. 5.25%, due 4/1/25 (d)	3,375,000	3,366,563

		16,183,648

Investment Company 0.4%
American Capital, Ltd. 6.50%, due 9/15/18 (d)	10,325,000	10,712,188

Investment Management/Advisory Services 0.5%
Drawbridge Special Opportunities Fund, L.P. / Drawbridge Special Opportunities Finance 5.00%, due 8/1/21 (d)	8,935,000	8,935,000

	Principal Amount	Value
Investment Management/Advisory Services (continued)
National Financial Partners Corp. 9.00%, due 7/15/21 (d)	$5,315,000	$5,248,563

		14,183,563

Iron & Steel 1.0%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	2,545,000	2,665,887
Allegheny Technologies, Inc. 6.375%, due 8/15/23	2,660,000	2,709,875
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 7.125%, due 5/1/18 (d)	7,900,000	8,058,000
Cliffs Natural Resources, Inc. 8.25%, due 3/31/20 (d)	6,015,000	5,684,175
Commercial Metals Co. 4.875%, due 5/15/23	3,289,000	3,091,660
Evraz, Inc. 7.50%, due 11/15/19 (d)	5,970,000	5,880,450

		28,090,047

Leisure Time 1.2%
Brunswick Corp. 4.625%, due 5/15/21 (d)	7,965,000	7,925,175
♦Carlson Wagonlit B.V. 6.875%, due 6/15/19 (d)	24,186,000	25,492,044

		33,417,219

Lodging 1.1%
Choice Hotels International, Inc. 5.75%, due 7/1/22	7,170,000	7,770,487
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (d)	6,170,000	6,432,225
Felcor Lodging, L.P. 6.00%, due 6/1/25 (d)	2,070,000	2,101,050
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, due 10/15/21	8,570,000	8,901,659
MTR Gaming Group, Inc. 11.50%, due 8/1/19	2,412,103	2,565,875
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, due 11/15/15	2,580,000	2,637,681

		30,408,977

Machinery—Construction & Mining 0.3%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (d)	6,475,000	6,653,063
Vander Intermediate Holding II Corp. 9.75%, due 2/1/19 (a)(d)	1,115,000	1,098,275

		7,751,338

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-231

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Diversified 0.5%
Briggs & Stratton Corp. 6.875%, due 12/15/20	$5,030,000	$5,457,550
Zebra Technologies Corp. 7.25%, due 10/15/22 (d)	7,145,000	7,734,463

		13,192,013

Media 4.8%
♦CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, due 2/15/23	5,130,000	5,001,750
5.125%, due 5/1/23 (d)	7,630,000	7,420,175
5.25%, due 9/30/22	500,000	492,500
5.375%, due 5/1/25 (d)	5,165,000	5,029,419
5.75%, due 1/15/24	7,085,000	7,120,425
5.875%, due 5/1/27 (d)	4,055,000	3,958,694
Cogeco Cable, Inc. 4.875%, due 5/1/20 (d)	7,110,000	7,216,650
Crown Media Holdings, Inc. 10.50%, due 7/15/19	5,023,000	5,305,544
CSC Holdings LLC 7.625%, due 7/15/18	95,000	104,025
7.875%, due 2/15/18	965,000	1,063,913
DISH DBS Corp. 4.25%, due 4/1/18	1,810,000	1,841,675
5.125%, due 5/1/20	2,809,000	2,840,601
5.875%, due 7/15/22	4,265,000	4,179,700
5.875%, due 11/15/24	4,520,000	4,342,025
♦Nielsen Finance LLC / Nielsen Finance Co. 4.50%, due 10/1/20	9,455,000	9,407,725
5.00%, due 4/15/22 (d)	20,399,000	19,991,020
Numericable-SFR 4.875%, due 5/15/19 (d)	2,830,000	2,801,700
6.00%, due 5/15/22 (d)	8,345,000	8,225,041
6.25%, due 5/15/24 (d)	4,950,000	4,869,562
Quebecor Media, Inc. 5.75%, due 1/15/23	15,047,000	15,009,382
Time, Inc. 5.75%, due 4/15/22 (d)	4,420,000	4,276,350
Videotron, Ltd. 5.00%, due 7/15/22	4,865,000	4,852,837
5.375%, due 6/15/24 (d)	8,505,000	8,505,000
9.125%, due 4/15/18	1,325,000	1,348,188

		135,203,901

Metal Fabricate & Hardware 1.0%
A.M. Castle & Co. 12.75%, due 12/15/16	9,200,000	8,763,000
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (d)	5,590,000	5,673,850

	Principal Amount	Value
Metal Fabricate & Hardware (continued)
Shale-Inland Holdings LLC / Shale-Inland Finance Corp. 8.75%, due 11/15/19 (d)	$5,005,000	$3,703,700
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (d)	9,200,000	9,717,500

		27,858,050

Mining 2.3%
AuRico Gold, Inc. 7.75%, due 4/1/20 (d)	10,315,000	10,366,575
Constellium N.V. 5.75%, due 5/15/24 (d)	8,465,000	7,533,850
Hecla Mining Co. 6.875%, due 5/1/21	13,485,000	12,760,181
Kaiser Aluminum Corp. 8.25%, due 6/1/20	6,495,000	7,030,838
New Gold, Inc. 6.25%, due 11/15/22 (d)	10,095,000	9,968,812
7.00%, due 4/15/20 (d)	8,140,000	8,424,900
Petra Diamonds U.S. Treasury PLC 8.25%, due 5/31/20 (d)	2,510,000	2,553,925
St. Barbara, Ltd. 8.875%, due 4/15/18 (d)	7,683,000	7,298,850

		65,937,931

Miscellaneous—Manufacturing 1.1%
Actuant Corp. 5.625%, due 6/15/22	2,721,000	2,768,618
Amsted Industries, Inc. 5.00%, due 3/15/22 (d)	2,715,000	2,711,606
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (d)	6,585,000	6,815,475
EnPro Industries, Inc. 5.875%, due 9/15/22	4,205,000	4,278,588
Koppers, Inc. 7.875%, due 12/1/19	5,005,000	5,055,050
SPX Corp. 6.875%, due 9/1/17	4,285,000	4,617,087
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 6.75%, due 5/1/22 (d)	3,190,000	3,253,800

		29,500,224

Oil & Gas 9.1%
Antero Resources Corp. 5.125%, due 12/1/22	6,945,000	6,563,025
5.375%, due 11/1/21	1,995,000	1,915,200
Atlas Energy Holdings Operating Co. LLC / Atlas Resource Finance Corp. 7.75%, due 1/15/21	3,845,000	2,806,850

M-232	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
California Resources Corp. 5.00%, due 1/15/20	$8,785,000	$7,730,800
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 6.50%, due 4/15/21	15,510,000	15,277,350
7.625%, due 1/15/22	5,608,000	5,720,160
Carrizo Oil & Gas, Inc. 6.25%, due 4/15/23	1,415,000	1,418,538
7.50%, due 9/15/20	4,125,000	4,341,563
Chesapeake Energy Corp. 6.50%, due 8/15/17	6,965,000	7,130,419
Chesapeake Energy Corp. (Escrow Claim Shares) 6.775%, due 3/15/19 (b)(c)(e)	6,820,000	1,705,000
Comstock Resources, Inc. 7.75%, due 4/1/19	9,659,000	4,056,780
9.50%, due 6/15/20	7,540,000	3,185,650
10.00%, due 3/15/20 (d)	8,480,000	7,649,638
Concho Resources, Inc. 5.50%, due 10/1/22	1,990,000	1,980,050
6.50%, due 1/15/22	7,710,000	8,037,675
7.00%, due 1/15/21	5,485,000	5,738,681
Continental Resources, Inc. 5.00%, due 9/15/22	6,422,000	6,297,612
7.125%, due 4/1/21	1,885,000	2,002,813
EnQuest PLC 7.00%, due 4/15/22 (d)	13,446,000	10,622,340
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, due 4/1/22	10,670,000	10,163,175
Linn Energy LLC / Linn Energy Finance Corp. 6.25%, due 11/1/19	1,030,000	805,975
6.50%, due 5/15/19	6,715,000	5,422,362
Murphy Oil USA, Inc. 6.00%, due 8/15/23	4,535,000	4,705,062
Newfield Exploration Co. 5.625%, due 7/1/24	5,265,000	5,317,650
Oasis Petroleum, Inc. 7.25%, due 2/1/19	12,590,000	12,904,750
PDC Energy, Inc. 7.75%, due 10/15/22	9,155,000	9,566,975
PetroQuest Energy, Inc. 10.00%, due 9/1/17	17,820,000	16,750,800
Range Resources Corp. 5.00%, due 8/15/22	1,660,000	1,626,800
5.00%, due 3/15/23	2,750,000	2,695,000
Rex Energy Corp. 6.25%, due 8/1/22	6,450,000	5,095,500
8.875%, due 12/1/20	12,200,000	10,980,000

	Principal Amount	Value
Oil & Gas (continued)
RSP Permian, Inc. 6.625%, due 10/1/22 (d)	$5,935,000	$6,068,537
Sanchez Energy Corp. 6.125%, due 1/15/23	5,400,000	4,833,000
Seventy Seven Operating LLC 6.625%, due 11/15/19	610,000	481,900
SM Energy Co. 5.00%, due 1/15/24	4,735,000	4,486,413
6.125%, due 11/15/22 (d)	990,000	1,017,423
6.50%, due 11/15/21	2,895,000	3,018,038
6.50%, due 1/1/23	2,710,000	2,777,750
Stone Energy Corp. 7.50%, due 11/15/22	23,850,000	20,749,500
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.50%, due 7/1/21	3,575,000	3,744,813
Triangle USA Petroleum Corp. 6.75%, due 7/15/22 (d)	3,120,000	2,418,000
Whiting Petroleum Corp. 6.50%, due 10/1/18	7,315,000	7,406,437
WPX Energy, Inc. 6.00%, due 1/15/22	10,675,000	10,541,562

		257,757,566

Oil & Gas Services 0.7%
CSI Compressco, L.P. / Compressco Finance, Inc. 7.25%, due 8/15/22 (d)	5,150,000	4,918,250
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	7,240,000	7,167,600
FTS International, Inc. 6.25%, due 5/1/22	6,226,000	4,576,110
7.783%, due 6/15/20 (d)(f)	2,020,000	2,010,078

		18,672,038

Packaging & Containers 0.9%
AEP Industries, Inc. 8.25%, due 4/15/19	8,490,000	8,638,575
Novelis, Inc. 8.375%, due 12/15/17	4,205,000	4,357,431
8.75%, due 12/15/20	2,810,000	2,971,575
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	875,000	915,469
Plastipak Holdings, Inc. 6.50%, due 10/1/21 (d)	7,851,000	7,988,392

		24,871,442

Pharmaceuticals 3.3%
DPx Holdings B.V. 7.50%, due 2/1/22 (d)	8,290,000	8,642,325
Endo Finance LLC 6.00%, due 7/15/23 (d)	4,385,000	4,483,663
6.00%, due 2/1/25 (d)	4,735,000	4,811,944

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-233

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Grifols Worldwide Operations, Ltd. 5.25%, due 4/1/22	$10,925,000	$10,952,312
NBTY, Inc. 9.00%, due 10/1/18	7,350,000	7,579,687
Quintiles Transnational Corp. 4.875%, due 5/15/23 (d)	4,870,000	4,894,350
♦Valeant Pharmaceuticals International, Inc. 5.625%, due 12/1/21 (d)	865,000	884,463
5.875%, due 5/15/23 (d)	18,655,000	19,121,375
6.125%, due 4/15/25 (d)	17,370,000	17,869,387
6.375%, due 10/15/20 (d)	9,830,000	10,352,219
7.00%, due 10/1/20 (d)	835,000	868,400
7.50%, due 7/15/21 (d)	2,380,000	2,561,475

		93,021,600

Pipelines 2.1%
ANR Pipeline Co. 7.375%, due 2/15/24	395,000	482,186
9.625%, due 11/1/21	5,950,000	7,841,118
Crestwood Midstream Partners, L.P. / Crestwood Midstream Finance Corp. 6.00%, due 12/15/20	2,915,000	3,017,025
Hiland Partners, L.P. / Hiland Partners Finance Corp. 7.25%, due 10/1/20 (d)	3,265,000	3,526,200
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 4.875%, due 6/1/25	8,320,000	8,132,800
Northwest Pipeline LLC 7.125%, due 12/1/25	2,195,000	2,696,942
NuStar Logistics, L.P. 6.75%, due 2/1/21	4,115,000	4,433,913
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. II 6.50%, due 5/15/21	4,150,000	4,388,625
8.375%, due 6/1/20	2,818,000	3,057,530
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.00%, due 1/15/18 (d)	3,620,000	3,701,450
6.625%, due 10/1/20 (d)	10,560,000	10,982,400
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19 (d)	2,222,000	2,305,325
6.25%, due 10/15/22 (d)	2,840,000	2,939,400
Williams Partners, L.P. / ACMP Finance Corp. 6.125%, due 7/15/22	2,320,000	2,465,000

		59,969,914

	Principal Amount	Value
Real Estate 1.5%
AAF Holdings LLC / AAF Finance Co. 12.00%, due 7/1/19 (a)(d)	$9,288,765	$9,172,655
CBRE Services, Inc. 5.00%, due 3/15/23	10,860,000	10,968,600
5.25%, due 3/15/25	2,895,000	2,996,325
Crescent Resources LLC / Crescent Ventures, Inc. 10.25%, due 8/15/17 (d)	2,410,000	2,557,612
Forestar USA Real Estate Group, Inc. 8.50%, due 6/1/22 (d)	1,805,000	1,872,688
Howard Hughes Corp. (The) 6.875%, due 10/1/21 (d)	6,500,000	6,890,000
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (d)	8,215,000	8,543,600

		43,001,480

Real Estate Investment Trusts 2.7%
♦Crown Castle International Corp. 5.25%, due 1/15/23	32,810,000	33,047,872
DuPont Fabros Technology, L.P. 5.625%, due 6/15/23	2,700,000	2,659,500
Equinix, Inc. 5.375%, due 1/1/22	4,715,000	4,726,787
5.375%, due 4/1/23	9,830,000	9,830,000
5.75%, due 1/1/25	5,640,000	5,583,600
GEO Group, Inc. (The) 6.625%, due 2/15/21	5,556,000	5,806,020
Host Hotels & Resorts, L.P. 5.25%, due 3/15/22	3,380,000	3,671,272
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.50%, due 5/1/24	3,660,000	3,769,800
Sabra Health Care, L.P. / Sabra Capital Corp. 5.375%, due 6/1/23	2,810,000	2,887,275
5.50%, due 2/1/21	4,175,000	4,321,125

		76,303,251

Retail 4.6%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	1,970,000	2,073,425
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	6,905,000	7,181,200
AutoNation, Inc. 6.75%, due 4/15/18	4,735,000	5,267,531
Building Materials Holding Corp. 9.00%, due 9/15/18 (d)	6,810,000	7,269,675
Cash America International, Inc. 5.75%, due 5/15/18	4,795,000	4,854,937
DriveTime Automotive Group, Inc. / DT Acceptance Corp. 8.00%, due 6/1/21 (d)	5,730,000	5,472,150

M-234	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Dollar Tree, Inc. 5.75%, due 3/1/23 (d)	$11,710,000	$12,236,950
First Cash Financial Services, Inc. 6.75%, due 4/1/21	4,175,000	4,394,188
GameStop Corp. 5.50%, due 10/1/19 (d)	5,795,000	5,954,362
Group 1 Automotive, Inc. 5.00%, due 6/1/22	8,435,000	8,392,825
L Brands, Inc. 5.625%, due 2/15/22	1,865,000	1,962,913
5.625%, due 10/15/23	3,785,000	3,974,250
6.625%, due 4/1/21	3,610,000	3,968,762
8.50%, due 6/15/19	1,555,000	1,833,920
Men’s Wearhouse, Inc. (The) 7.00%, due 7/1/22	16,740,000	17,911,800
Outerwall, Inc. 5.875%, due 6/15/21	10,010,000	9,359,350
Penske Automotive Group, Inc. 5.375%, due 12/1/24	4,530,000	4,586,625
5.75%, due 10/1/22	6,670,000	6,936,800
Radio Systems Corp. 8.375%, due 11/1/19 (d)	8,865,000	9,396,900
Sally Holdings LLC / Sally Capital, Inc. 6.875%, due 11/15/19	3,860,000	4,033,700
Sonic Automotive, Inc. 7.00%, due 7/15/22	3,300,000	3,572,250

		130,634,513

Semiconductors 0.6%
Micron Technology, Inc. 5.25%, due 8/1/23 (d)	5,195,000	4,980,706
5.50%, due 2/1/25 (d)	8,740,000	8,189,380
Sensata Technologies B.V. 5.00%, due 10/1/25 (d)	4,205,000	4,094,619

		17,264,705

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc. 5.00%, due 12/15/21 (d)	2,210,000	2,248,675
7.125%, due 3/15/21	1,825,000	1,934,500

		4,183,175

Software 0.7%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (d)	12,495,000	13,150,987
Activision Blizzard, Inc. 5.625%, due 9/15/21 (d)	2,580,000	2,702,550
6.125%, due 9/15/23 (d)	2,892,000	3,101,670
MSCI, Inc. 5.25%, due 11/15/24 (d)	2,052,000	2,077,650

		21,032,857

	Principal Amount	Value
Storage & Warehousing 0.5%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (d)	$13,925,000	$13,437,625

Telecommunications 6.9%
Altice U.S. Finance I Corp. 5.375%, due 7/15/23 (d)	5,070,000	4,943,250
CenturyLink, Inc. 5.625%, due 4/1/25 (d)	7,065,000	6,376,163
CommScope Technologies Finance LLC 6.00%, due 6/15/25 (d)	4,640,000	4,622,600
CommScope, Inc. 5.00%, due 6/15/21 (d)	1,535,000	1,496,625
5.50%, due 6/15/24 (d)	2,335,000	2,270,788
DigitalGlobe, Inc. 5.25%, due 2/1/21 (d)	10,365,000	10,144,744
Frontier Communications Corp. 6.25%, due 9/15/21	6,395,000	5,819,450
GCI, Inc. 6.875%, due 4/15/25	3,100,000	3,131,000
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	4,239,000	4,599,315
7.625%, due 6/15/21	8,915,000	9,808,283
Intelsat Jackson Holdings S.A. 5.50%, due 8/1/23	2,600,000	2,302,300
7.25%, due 4/1/19	3,880,000	3,938,200
7.25%, due 10/15/20	9,940,000	9,828,175
7.50%, due 4/1/21	3,665,000	3,623,769
Sable International Finance, Ltd. 8.75%, due 2/1/20 (d)	3,600,000	3,852,000
SBA Telecommunications, Inc. 5.75%, due 7/15/20	2,940,000	3,050,250
Sprint Communications, Inc. 7.00%, due 3/1/20 (d)	8,335,000	9,065,979
9.00%, due 11/15/18 (d)	6,940,000	7,837,064
Sprint Corp. 7.125%, due 6/15/24	4,220,000	3,914,472
7.875%, due 9/15/23	1,435,000	1,399,556
♦T-Mobile USA, Inc. 6.00%, due 3/1/23	5,030,000	5,149,463
6.125%, due 1/15/22	8,464,000	8,739,080
6.25%, due 4/1/21	7,960,000	8,159,000
6.375%, due 3/1/25	11,625,000	11,886,562
6.464%, due 4/28/19	4,595,000	4,732,850
6.50%, due 1/15/24	7,005,000	7,232,662
6.625%, due 11/15/20	625,000	650,000
6.625%, due 4/1/23	9,375,000	9,738,281
6.731%, due 4/28/22	10,735,000	11,191,237
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	23,062,000	24,330,410

		193,833,528

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-235

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Transportation 1.1%
Florida East Coast Holdings Corp. 6.75%, due 5/1/19 (d)	$15,310,000	$15,348,275
9.75%, due 5/1/20 (d)	8,150,000	7,722,125
XPO Logistics, Inc. 6.50%, due 6/15/22 (d)	5,710,000	5,588,662
7.875%, due 9/1/19 (d)	1,880,000	2,008,968

		30,668,030

Trucking & Leasing 0.5%
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (d)	4,865,000	4,937,975
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	7,820,000	8,445,600

		13,383,575

Total Corporate Bonds (Cost $2,616,082,382)		2,605,524,456

Loan Assignments 1.0% (g)
Auto Manufacturers 0.2%
Chrysler Group LLC New Term Loan B 3.50%, due 5/24/17	4,352,645	4,343,317

Chemicals 0.1%
Phibro Animal Health Corp. Term Loan B 4.00%, due 4/16/21	4,192,650	4,169,067

Leisure Time 0.2%
Bauer Performance Sports, Ltd. Term Loan B 4.00%, due 4/15/21	5,140,450	5,125,455

Lodging 0.3%
Cannery Casino Resorts LLC New Term Loan B 6.00%, due 10/2/18	2,328,963	2,299,851
New 2nd Lien Term Loan 10.00%, due 10/2/19	5,875,000	5,316,875
Four Seasons Holdings, Inc. New 1st Lien Term Loan 3.50%, due 6/27/20	2,295,442	2,292,573

		9,909,299

Metal Fabricate & Hardware 0.1%
Mueller Water Products, Inc. New Term Loan B 4.00%, due 11/25/21	2,985,000	2,988,731

	Principal Amount	Value
Retail 0.1%
Men’s Wearhouse, Inc. (The) 2015 Term Loan 5.00%, due 6/18/21	$2,000,000	$2,020,000

Total Loan Assignments (Cost $29,020,013)		28,555,869

Total Long-Term Bonds (Cost $2,671,914,519)		2,660,470,417

	Shares
Common Stocks 0.3%
Auto Parts & Equipment 0.1%
♦Exide Technologies, Inc. (b)(c)(e)	447,045	1,922,294

Electric 0.0%‡
Upstate New York Power Producers, Inc. (b)(c)(e)(h)	19,474	876,330

Entertainment 0.0%‡
Affinity Gaming LLC (b)(e)(h)	75,000	787,500

Media 0.0%‡
ION Media Networks, Inc. (b)(c)(e)(h)	725	315,049

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (b)(c)(e)(h)	230,859	2,807,245

Mining 0.1%
Goldcorp, Inc.	65,200	1,056,240
New Gold, Inc. (h)	182,423	490,718

		1,546,958

Total Common Stocks (Cost $22,792,007)		8,255,376

Preferred Stock 0.1%
Savings & Loans 0.1%
GMAC Capital Trust I 8.125%	124,200	3,226,716

Total Preferred Stock (Cost $3,028,995)		3,226,716

M-236	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Warrants	Value
Warrants 0.0%‡
Food 0.0%‡
ASG Corp. Expires 5/1518 (b)(c)(e)(h)	3,370	$1,685

Total Warrants (Cost $0)		1,685

	Principal Amount
Short-Term Investment 4.1%
Repurchase Agreement 4.1%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $114,022,831 (Collateralized by Government Agency securities with rates between 2.00% and 2.08% and with a maturity date of 11/2/22, with a Principal Amount of $120,000,000 and a Market Value of $116,306,522)	$114,022,831	114,022,831

Total Short-Term Investment (Cost $114,022,831)		114,022,831

Total Investments (Cost $2,811,758,352) (i)	98.8%	2,785,977,025
Other Assets, Less Liabilities	1.2	33,447,315
Net Assets	100.0%	$2,819,424,340

‡	Less than one-tenth of a percent.

(a)	PIK (“Payment in Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	Illiquid security—As of June 30, 2015, the total market value of these securities was $56,855,697, which represented 2.0% of the Portfolio’s net assets.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, the total market value of these securities was $54,590,697, which represented 1.9% of the Portfolio’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Restricted security.

(f)	Floating rate—Rate shown was the rate in effect as of June 30, 2015.
(g)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2015.

(h)	Non-income producing security.

(i)	As of June 30, 2015, cost was $2,811,836,363 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$55,278,977
Gross unrealized depreciation	(81,138,315)

Net unrealized depreciation	$(25,859,338)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-237

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$6,551,809	$19,838,283	$26,390,092
Corporate Bonds (c)	—	2,576,694,645	28,829,811	2,605,524,456
Loan Assignments (d)	—	26,535,869	2,020,000	28,555,869

Total Long-Term Bonds	—	2,609,782,323	50,688,094	2,660,470,417

Common Stocks (e)	1,546,958	787,500	5,920,918	8,255,376
Preferred Stock	3,226,716	—	—	3,226,716
Warrants (f)	—	—	1,685	1,685
Short-Term Investment
Repurchase Agreement	—	114,022,831	—	114,022,831

Total Investments in Securities	$4,773,674	$2,724,592,654	$56,610,697	$2,785,977,025

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $18,184,609 and $1,653,674 are held in Auto Parts & Equipment and Electric, respectively, within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $16,681,720, $10,443,091 and $1,705,000 are held in Auto Parts & Equipment, Entertainment and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $2,020,000 is held in Retail within Loan Assignments whose value was obtained from an independent pricing service which utilized significant unobservable inputs to measure such value as referenced in the Portfolio of Investments.

(e)	The Level 3 securities valued at $1,922,294, $876,330, $315,049 and $2,807,245 are held in Auto Parts & Equipment, Electric, Media and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(f)	The Level 3 security valued at $1,685 is held in Food within the Warrants section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

M-238	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2015 (a)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$—	$34,879	$—	$(632,548)	$18,782,278	(b)	$—		$—	$—	$18,184,609	$(632,548)
Electric	1,503,340	—	—	12,413	137,921	(c)	—		—	—	1,653,674	12,413
Corporate Bonds
Auto Parts & Equipment	—	37,417	—	(1,450,350)	18,094,653	(b)	—		—	—	16,681,720	(1,450,350)
Entertainment	10,468,208	1,659	1,585	36,704	—		(65,065	) (d)	—	—	10,443,091	18,769
Oil & Gas	1,261,700	—	—	443,300	—		—		—	—	1,705,000	443,300
Loan Assignments
Auto Parts & Equipment	23,335,892	40,619	(90,519)	2,547,977	—		(25,833,969	) (d)	—	—	—	—
Distribution & Wholesale	9,301,325	716	5,669	13,027	—		(9,320,737	) (d)	—	—	—	—
Miscellaneous—Manufacturing	2,307,289	265	(55,689)	49,508	—		(2,301,373)		—	—	—	—
Retail	—	—	—	20,000	2,000,000		—		—	—	2,020,000	20,000
Common Stocks
Auto Parts & Equipment	—	—	—	(14,660,364)	16,582,658	(b)	—		—	—	1,922,294	(14,660,364)
Electric	876,330	—	—	—	—		—		—	—	876,330	—
Media	274,253	—	—	40,796	—		—		—	—	315,049	40,796
Metal, Fabricate & Hardware	2,807,245	—	—	—	—		—		—	—	2,807,245	—
Warrants
Food	6,740	—	—	(5,055)	—		—		—	—	1,685	(5,055)

Total	$52,142,322	$115,555	$(138,954)	$(13,584,592)	$55,597,510		$(37,521,144)		$—	$—	$56,610,697	$(16,213,039)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Security received through a restructure.

(c)	Purchases include PIK securities.

(d)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-239

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $2,811,758,352)	$2,785,977,025
Receivables:
Dividends and interest	43,853,504
Investment securities sold	3,367,420
Fund shares sold	1,578,074
Other assets	12,780

Total assets	2,834,788,803

Liabilities
Due to custodian	37,433
Payables:
Investment securities purchased	12,860,699
Manager (See Note 3)	1,298,367
NYLIFE Distributors (See Note 3)	452,526
Fund shares redeemed	431,670
Shareholder communication	205,559
Professional fees	48,351
Custodian	16,545
Trustees	2,162
Accrued expenses	11,151

Total liabilities	15,364,463

Net assets	$2,819,424,340

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$279,298
Additional paid-in capital	2,649,907,375

2,650,186,673
Undistributed net investment income	240,411,446
Accumulated net realized gain (loss) on investments	(45,392,452)
Net unrealized appreciation (depreciation) on investments	(25,781,327)

Net assets	$2,819,424,340

Initial Class
Net assets applicable to outstanding shares	$626,151,163

Shares of beneficial interest outstanding	61,442,365

Net asset value per share outstanding	$10.19

Service Class
Net assets applicable to outstanding shares	$2,193,273,177

Shares of beneficial interest outstanding	217,856,132

Net asset value per share outstanding	$10.07

M-240	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$90,432,403
Dividends (a)	142,767

Total income	90,575,170

Expenses
Manager (See Note 3)	7,808,114
Distribution and service—Service Class (See Note 3)	2,703,929
Shareholder communication	202,532
Professional fees	89,120
Trustees	24,955
Custodian	24,125
Miscellaneous	43,075

Total expenses	10,895,850

Net investment income (loss)	79,679,320

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(24,757,174)
Net change in unrealized appreciation (depreciation) on investments	41,575,695

Net realized and unrealized gain (loss) on investments	16,818,521

Net increase (decrease) in net assets resulting from operations	$96,497,841

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,934.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-241

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$79,679,320	$160,801,449
Net realized gain (loss) on investments	(24,757,174)	47,592,421
Net change in unrealized appreciation (depreciation) on investments	41,575,695	(165,993,124)

Net increase (decrease) in net assets resulting from operations	96,497,841	42,400,746

Dividends to shareholders:
From net investment income:
Initial Class	—	(38,612,920)
Service Class	—	(123,845,150)

Total dividends to shareholders	—	(162,458,070)

Capital share transactions:
Net proceeds from sale of shares	132,398,142	361,633,692
Net asset value of shares issued to shareholders in reinvestment of dividends	—	162,458,070
Cost of shares redeemed	(198,106,212)	(365,150,130)

Increase (decrease) in net assets derived from capital share transactions	(65,708,070)	158,941,632

Net increase (decrease) in net assets	30,789,771	38,884,308

Net Assets
Beginning of period	2,788,634,569	2,749,750,261

End of period	$2,819,424,340	$2,788,634,569

Undistributed net investment income at end of period	$240,411,446	$160,732,126

M-242	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.84		$10.26	$10.19	$9.52	$9.59	$9.03

Net investment income (loss) (a)	0.29		0.61	0.65	0.69	0.70	0.70
Net realized and unrealized gain (loss) on investments	0.06		(0.42)	0.01	0.57	(0.14)	0.43
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	0.00 ‡	0.00 ‡

Total from investment operations	0.35		0.19	0.66	1.26	0.56	1.13

Less dividends:
From net investment income	—		(0.61)	(0.59)	(0.59)	(0.63)	(0.57)

Net asset value at end of period	$10.19		$9.84	$10.26	$10.19	$9.52	$9.59

Total investment return	3.56	%(b)(c)	1.78%	6.63%	13.42%	6.26%	12.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.88	%††	5.85%	6.24%	6.86%	7.14%	7.40%
Net expenses	0.58	%††	0.59%	0.59%	0.59%	0.60%	0.61%
Portfolio turnover rate	20%		42%	40%	30%	39%	45%
Net assets at end of period (in 000’s)	$626,151		$641,024	$703,362	$718,047	$661,780	$729,071

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.73		$10.16	$10.10	$9.44	$9.53	$8.98

Net investment income (loss) (a)	0.28		0.58	0.62	0.66	0.67	0.67
Net realized and unrealized gain (loss) on investments	0.06		(0.42)	0.01	0.57	(0.15)	0.44
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	0.00 ‡	0.00 ‡

Total from investment operations	0.34		0.16	0.63	1.23	0.52	1.11

Less dividends:
From net investment income	—		(0.59)	(0.57)	(0.57)	(0.61)	(0.56)

Net asset value at end of period	$10.07		$9.73	$10.16	$10.10	$9.44	$9.53

Total investment return	3.49	%(b)(c)	1.53%	6.36%	13.14%	5.99%	12.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.63	%††	5.60%	5.99%	6.61%	6.89%	7.16%
Net expenses	0.83	%††	0.84%	0.84%	0.84%	0.85%	0.86%
Portfolio turnover rate	20%		42%	40%	30%	39%	45%
Net assets at end of period (in 000’s)	$2,193,273		$2,147,611	$2,046,388	$1,831,455	$1,298,164	$1,124,089

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-243

MainStay VP ICAP Select Equity Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	2.08%	6.90%	15.07%	7.84%	0.79%
Service Class Shares	1.95	6.63	14.78	7.58	1.04

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[4]	–0.61%	4.13%	16.50%	7.05%
S&P 500® Index[4]	1.23	7.42	17.34	7.89
Average Lipper Variable Products Large-Cap Value Portfolio[5]	0.62	4.04	15.52	6.80

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance figures shown for the ten-year period ended June 30, 2015 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.83% for Initial Class shares and 7.57% for Service Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Value Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap value portfolios typically have below average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-244	MainStay VP ICAP Select Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP ICAP Select Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,020.80	$3.91	$1,020.90	$3.91

Service Class Shares	$1,000.00	$1,019.50	$5.16	$1,019.70	$5.16

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-245

Industry Composition as of June 30, 2015 (Unaudited)

Capital Markets	11.3%
Media	10.1
Pharmaceuticals	10.1
Banks	8.0
Aerospace & Defense	6.6
Chemicals	6.1
Health Care Equipment & Supplies	5.4
Industrial Conglomerates	4.5
Oil, Gas & Consumable Fuels	4.1
Internet Software & Services	3.8
Health Care Providers & Services	3.4
Machinery	3.4

Auto Components	3.3%
Household Durables	3.3
Software	3.1
Technology Hardware, Storage & Peripherals	2.8
Communications Equipment	2.7
Hotels, Restaurants & Leisure	2.7
Biotechnology	1.9
Semiconductors & Semiconductor Equipment	1.9
Short-Term Investment	1.6
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page M-249 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	Medtronic PLC
2.	General Electric Co.
3.	Allergan PLC
4.	Comcast Corp. Class A
5.	Occidental Petroleum Corp.
6.	Ameriprise Financial, Inc.
7.	Monsanto Co.
8.	Citigroup, Inc.
9.	Bank of America Corp.
10.	Viacom, Inc. Class B

M-246	MainStay VP ICAP Select Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (“ICAP”), the Portfolio’s Subadvisor.

How did MainStay VP ICAP Select Equity Portfolio perform relative to its benchmarks and peers during the reporting period?

For the six months ended June 30, 2015, MainStay VP ICAP Select Equity Portfolio returned 2.08% for Initial Class shares and 1.95% for Service Class shares. Over the same period, both share classes outperformed the –0.61% return of the Russell 1000® Value Index, which is the Portfolio’s broad-based securities-market index, and the 1.23% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio. Both share classes outperformed the 0.62% return of the Average Lipper Variable Products Large-Cap Value Portfolio for the six months ended June 30, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

A number of key drivers affected the Portfolio’s performance relative to the Russell 1000® Value Index. Positive stock selection in the industrials and health care sectors added to relative performance. Stock selection in the consumer discretionary and materials sectors, however, detracted from relative performance. The Portfolio benefited from having an overweight position relative to the benchmark in the health care sector. An overweight position in the information technology sector, however, detracted from the Portfolio’s relative performance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the Russell 1000® Value Index were health care, industrials and energy. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in each case.

The sectors that detracted the most from the Portfolio’s relative performance were consumer discretionary, information technology and materials. Stock selection was the primary driver in the consumer discretionary and materials sectors, while having an overweight position in the information technology sector detracted from the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were health care company Valeant Pharmaceuticals International, aerospace manufacturer Boeing and U.S. custody bank Northern Trust. We believe that Valeant Pharmaceuticals has a unique, shareholder-friendly approach. The company is an aggressive acquirer, and we believed that the integration of acquisition Bausch & Lomb along with additional targets in 2015 and 2016 could drive earnings higher. Valeant completed the acquisition of specialty pharmaceutical company Salix in a deal that we believed would add to earnings. We trimmed the position on strength. Boeing has benefited from strong delivery growth and cost improvements on the production of the 787, enabling a dramatic increase in free cash flow. Boeing was committed to returning 80% of free cash flow to shareholders; and the company increased its dividend by 25% in December 2014 and initiated a $12 billion share buyback program. With a free cash flow yield estimated around 9.5%, we continued to find the stock attractively valued, though we trimmed the position on strength during the reporting period. Northern Trust posted strong results. The company appeared to have moved beyond revenue headwinds from low rates and low market-related activity as there was overall stability in the company’s net interest income and another solid quarter of growth in foreign exchange fees. All of these positions remained in the Portfolio at the end of the reporting period.

Detractors from the Portfolio’s absolute performance included media company Viacom, wireless communications technology company Qualcomm and home appliance maker Whirlpool. Viacom lagged after management announced that it would halt share buybacks for six months because of a restructuring. Instead, the company would use excess cash for international and digital acquisitions. The position remained in the Portfolio because we believed that higher pricing and international expansion could drive growth in affiliate-fee revenue. Qualcomm underperformed because of weakness in the chipset business, where margin guidance was reduced to the lowest level in Qualcomm’s history. Management indicated that it would continue to be aggressive in returning capital to shareholders through share repurchases and dividends, and the position remained

M-247

in the Portfolio. Whirlpool lagged because of soft results in its operations in Brazil. The company’s operations in other regions performed well. We believed that the company was well positioned to experience margin expansion from synergies, volume leverage and cost productivity as the industry continued to consolidate and rationalize.

Did the Portfolio make any significant purchases or sales during the reporting period?

We initiated a new position in specialty pharmaceutical company Actavis. The company is the product of several mergers and acquisitions over the past few years. In the fourth quarter of 2014, Actavis announced a deal to acquire Allergan, which we believed would add substantially to earnings. We believed that shares of Activis might benefit from the company’s integration of Allergan and from increased product pipeline visibility. Following the acquisition, Actavis changed its company name to Allergan. We also added a position in Internet software & services company Google, which we believed had significant opportunities in secularly attractive end-markets that were growing 15% or more annually. Google’s chief strength is its dominant market position in search advertising, with more than 85% share worldwide (excluding China). We saw upside potential in light of the expected increase in search and display spending as a percentage of advertising budgets, driven primarily by the shift toward mobile devices. The Portfolio also added a position in EMC, a world leader in information storage systems, software and services. We believed that EMC had many value-creating levers at its disposal—including significant capital return, portfolio restructuring and cost cutting—that could potentially drive shares meaningfully higher.

We sold pharmaceutical company Bristol-Myers Squibb after it neared our price target and showed limited upside potential. We sold Cameron International, an equipment and service provider to the oil and gas industry, after a period of strength. We used the proceeds to pursue stocks that, in our opinion, had greater potential upside and were more attractive on a relative-valuation basis.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its sector exposure relative to the Russell 1000® Value index in industrials and health care. In each of these sectors, the Portfolio increased an already overweight position relative to the benchmark.

During the reporting period, the Portfolio decreased its sector weightings relative to the Russell 1000® Value index in energy and utilities. For both of these sectors, the reductions brought the Portfolio to a more substantially underweight position relative to the benchmark.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the Portfolio was most significantly overweight relative to the Russell 1000® Value index in the consumer discretionary and health care sectors. As of the same date, the Portfolio was most significantly underweight relative to the Index in financials and energy. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-248	MainStay VP ICAP Select Equity Portfolio

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 98.5%†
Aerospace & Defense 6.6%
Boeing Co. (The)	329,975	$45,774,132
Honeywell International, Inc.	420,000	42,827,400

		88,601,532

Auto Components 3.3%
Johnson Controls, Inc.	896,790	44,418,009

Banks 8.0%
♦Bank of America Corp.	3,160,400	53,790,008
♦Citigroup, Inc.	974,035	53,805,693

		107,595,701

Biotechnology 1.9%
Biogen, Inc. (a)	62,685	25,320,979

Capital Markets 11.3%
♦Ameriprise Financial, Inc.	438,320	54,759,318
Goldman Sachs Group, Inc. (The)	225,980	47,182,364
Northern Trust Corp.	655,890	50,149,349

		152,091,031

Chemicals 6.1%
♦Monsanto Co.	510,270	54,389,679
Mosaic Co. (The)	594,830	27,867,786

		82,257,465

Communications Equipment 2.7%
QUALCOMM, Inc.	575,850	36,065,486

Health Care Equipment & Supplies 5.4%
♦Medtronic PLC	976,986	72,394,663

Health Care Providers & Services 3.4%
Express Scripts Holding Co. (a)	519,150	46,173,201

Hotels, Restaurants & Leisure 2.7%
Las Vegas Sands Corp.	693,770	36,471,489

Household Durables 3.3%
Whirlpool Corp.	255,505	44,215,140

Industrial Conglomerates 4.5%
♦General Electric Co.	2,265,050	60,182,378

Internet Software & Services 3.8%
Google, Inc. Class C (a)	98,243	51,136,464

	Shares	Value

Machinery 3.4%
Pentair PLC	675,270	$46,424,812

Media 10.1%
♦Comcast Corp. Class A	991,900	59,652,866
Liberty Media Corp. Class C (a)	662,600	23,787,340
♦Viacom, Inc. Class B	823,000	53,198,720

		136,638,926

Oil, Gas & Consumable Fuels 4.1%
♦Occidental Petroleum Corp.	719,400	55,947,738

Pharmaceuticals 10.1%
♦Allergan PLC (a)	198,020	60,091,149
Novartis A.G., Sponsored ADR	186,080	18,299,107
Pfizer, Inc.	751,560	25,199,807
Valeant Pharmaceuticals International, Inc. (a)	146,275	32,494,991

		136,085,054

Semiconductors & Semiconductor Equipment 1.9%
Texas Instruments, Inc.	496,823	25,591,353

Software 3.1%
Oracle Corp.	1,028,900	41,464,670

Technology Hardware, Storage & Peripherals 2.8%
EMC Corp.	1,415,420	37,352,935

Total Common Stocks (Cost $1,216,378,673)		1,326,429,026

	Principal Amount
Short-Term Investment 1.6%
Repurchase Agreement 1.6%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $21,481,082 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $22,560,000 and a Market Value of $21,911,423)	$21,481,082	21,481,082

Total Short-Term Investment (Cost $21,481,082)		21,481,082

Total Investments (Cost $1,237,859,755) (b)	100.1%	1,347,910,108
Other Assets, Less Liabilities	(0.1)	(775,623)
Net Assets	100.0%	$1,347,134,485

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-249

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

(a)	Non-income producing security.

(b)	As of June 30, 2015, cost was $1,238,258,362 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$132,903,751
Gross unrealized depreciation	(23,252,005)

Net unrealized appreciation	$109,651,746

The following abbreviation is used in the preceding pages:

ADR—American	Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,326,429,026	$—	$—	$1,326,429,026
Short-Term Investment
Repurchase Agreement	—	21,481,082	—	21,481,082

Total Investments in Securities	$1,326,429,026	$21,481,082	$—	$1,347,910,108

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-250	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,237,859,755)	$1,347,910,108
Receivables:
Investment securities sold	30,864,054
Dividends	3,087,552
Fund shares sold	257,318
Other assets	6,345

Total assets	1,382,125,377

Liabilities
Payables:
Investment securities purchased	33,435,026
Manager (See Note 3)	855,306
Fund shares redeemed	422,508
NYLIFE Distributors (See Note 3)	132,702
Shareholder communication	98,474
Professional fees	35,709
Custodian	4,726
Trustees	1,022
Accrued expenses	5,419

Total liabilities	34,990,892

Net assets	$1,347,134,485

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$70,047
Additional paid-in capital	946,856,158

946,926,205
Undistributed net investment income	39,929,366
Accumulated net realized gain (loss) on investments	250,228,561
Net unrealized appreciation (depreciation) on investments	110,050,353

Net assets	$1,347,134,485

Initial Class
Net assets applicable to outstanding shares	$714,073,861

Shares of beneficial interest outstanding	36,934,355

Net asset value per share outstanding	$19.33

Service Class
Net assets applicable to outstanding shares	$633,060,624

Shares of beneficial interest outstanding	33,112,800

Net asset value per share outstanding	$19.12

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-251

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$12,670,948

Expenses
Manager (See Note 3)	5,127,607
Distribution and service—Service Class (See Note 3)	798,166
Shareholder communication	98,180
Professional fees	46,777
Trustees	12,045
Custodian	6,935
Miscellaneous	21,766

Total expenses	6,111,476

Net investment income (loss)	6,559,472

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	106,663,918
Net change in unrealized appreciation (depreciation) on investments	(85,917,392)

Net realized and unrealized gain (loss) on investments	20,746,526

Net increase (decrease) in net assets resulting from operations	$27,305,998

(a)	Dividends recorded net of foreign withholding taxes in the amount of $24,956.

M-252	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,559,472	$33,369,913
Net realized gain (loss) on investments	106,663,918	211,642,668
Net change in unrealized appreciation (depreciation) on investments	(85,917,392)	(132,614,530)

Net increase (decrease) in net assets resulting from operations	27,305,998	112,398,051

Dividends to shareholders:
From net investment income:
Initial Class	—	(9,755,747)
Service Class	—	(7,471,955)

Total dividends to shareholders	—	(17,227,702)

Capital share transactions:
Net proceeds from sale of shares	22,228,431	69,083,233
Net asset value of shares issued to shareholders in reinvestment of dividends	—	17,227,702
Cost of shares redeemed	(72,143,072)	(135,713,693)

Increase (decrease) in net assets derived from capital share transactions	(49,914,641)	(49,402,758)

Net increase (decrease) in net assets	(22,608,643)	45,767,591

Net Assets
Beginning of period	1,369,743,128	1,323,975,537

End of period	$1,347,134,485	$1,369,743,128

Undistributed net investment income at end of period	$39,929,366	$33,369,894

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-253

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014		2013	2012	2011	2010
Net asset value at beginning of period	$18.94		$17.64		$13.76	$12.15	$12.54	$10.70

Net investment income (loss)	0.10	(a)	0.48	(a)(b)	0.28	0.29	0.25 (a)	0.18
Net realized and unrealized gain (loss) on investments	0.29		1.07		3.86	1.61	(0.46)	1.76

Total from investment operations	0.39		1.55		4.14	1.90	(0.21)	1.94

Less dividends:
From net investment income	—		(0.25)		(0.26)	(0.29)	(0.18)	(0.10)

Net asset value at end of period	$19.33		$18.94		$17.64	$13.76	$12.15	$12.54

Total investment return	2.06	%(c)(d)	8.88%		30.29%	15.58%	(1.44%)	18.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09	%††	2.64	%(b)	1.54%	1.76%	2.01%	1.46%
Net expenses	0.78	%††	0.79%		0.79%	0.79%	0.80%	0.81%
Portfolio turnover rate	37%		68%		50%	60%	67%	57%
Net assets at end of period (in 000’s)	$714,074		$722,647		$709,112	$604,786	$608,551	$731,165

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014		2013	2012	2011	2010
Net asset value at beginning of period	$18.75		$17.48		$13.63	$12.05	$12.43	$10.62

Net investment income (loss)	0.08	(a)	0.42	(a)(b)	0.20	0.22	0.22 (a)	0.13
Net realized and unrealized gain (loss) on investments	0.29		1.07		3.87	1.62	(0.45)	1.76

Total from investment operations	0.37		1.49		4.07	1.84	(0.23)	1.89

Less dividends:
From net investment income	—		(0.22)		(0.22)	(0.26)	(0.15)	(0.08)

Net asset value at end of period	$19.12		$18.75		$17.48	$13.63	$12.05	$12.43

Total investment return	1.97	%(c)(d)	8.61%		29.96%	15.29%	(1.69%)	17.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83	%††	2.36	%(b)	1.29%	1.51%	1.77%	1.21%
Net expenses	1.03	%††	1.04%		1.04%	1.04%	1.05%	1.06%
Portfolio turnover rate	37%		68%		50%	60%	67%	57%
Net assets at end of period (in 000’s)	$633,061		$647,096		$614,863	$475,815	$451,841	$481,355

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-254	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Income Builder Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	–0.34%	–0.26%	12.51%	6.92%	0.63%
Service Class Shares	–0.46	–0.51	12.23	6.65	0.88

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index[3]	2.63%	1.43%	13.10%	6.38%
Russell 1000® Index[3]	1.71	7.37	17.58	8.13
Income Builder Composite Index[3]	1.35	1.75	8.38	5.75
Barclays U.S. Aggregate Bond Index[3]	–0.10	1.86	3.35	4.44
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	1.91	2.72	11.52	6.62

1.	Performance figures shown for the ten-year period ended June 30, 2015, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.89% for Initial Class shares and 6.63% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-255

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$996.60	$3.07	$1,021.70	$3.11

Service Class Shares	$1,000.00	$995.40	$4.30	$1,020.50	$4.36

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.62% for Initial Class and 0.87% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-256	MainStay VP Income Builder Portfolio

Portfolio Composition as of June 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-262 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	Reynolds American, Inc.

2.	Verizon Communications, Inc.

3.	AT&T, Inc.

4.	Targa Resources Partners, L.P.

5.	Vodafone Group PLC
6.	National Grid PLC

7.	BCE, Inc.

8.	Altria Group, Inc.

9.	Philip Morris International, Inc.

10.	Imperial Tobacco Group PLC

M-257

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Portfolio, and Eric Sappenfield, William Priest, CFA, Michael Welhoelter, CFA, John Tobin and Kera Van Valen of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers for the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Income Builder Portfolio returned –0.34% for Initial Class shares and –0.46% for Service Class shares. Over the same period, both share classes underperformed the 2.63% return of the MSCI World Index,1 which is the Portfolio’s primary benchmark, and the 1.71% return of the Russell 1000® Index,1 which is a secondary benchmark of the Portfolio. Over the same period, both share classes underperformed the –0.10% return of the Barclays U.S. Aggregate Bond Index1 and the 1.35% return of the Income Builder Composite Index.1 The Barclays U.S. Aggregate Bond Index and the Income Builder Composite Index are additional benchmarks of the Portfolio. Both share classes underperformed the 1.91% return of the Average Lipper1 Variable Products Mixed-Asset Target Allocation Growth Portfolio for the six months ended June 30, 2015.

What factors affected relative performance in the equity portion of the Portfolio during the reporting period?

In the equity portion of the Portfolio, the most significant detractor from relative performance was a larger-than-benchmark weighting in the utilities sector, which underperformed during the reporting period. Stock selection, particularly in the telecommunication services, financials and health care sectors also detracted from relative performance. Stock selection in the consumer staples sector and an overweight position relative to the MSCI World Index in the telecommunication services sector helped offset some of the negative performance. From a regional perspective, stock selection in the United States and a lack of exposure to Japan hurt the relative performance of the equity portion of the Portfolio, while stock selection in Norway and an overweight position relative to the MSCI World Index in France provided positive contributions.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives.

During the reporting period, Epoch did not use any derivatives. MacKay Shields, however, maintained a sizeable short position in two-year U.S. Treasury securities to reduce the duration of the fixed-income portion of the Portfolio. This position did not have a material impact on the Portfolio’s performance.

In the equity portion of the Portfolio, which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The Portfolio’s returns are primarily the result of finding companies that can increase their free cash flow and are committed to allocating it intelligently to benefit shareholders. We believe that understanding this “slow and steady” approach is more helpful to understanding results than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in this context for this strategy.

In the equity portion of the Portfolio, positions in the utilities, health care and consumer discretionary sectors detracted from relative performance. (Contributions take weightings and total returns into account.) Stock selection in the consumer staples sector and an overweight position relative to the MSCI World Index in the telecommunication services sector helped offset some of the losses.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance of the equity portion of the Portfolio and which stocks detracted the most?

Tobacco stocks helped returns as the industry benefited from increased confidence that Reynolds American would acquire Lorillard. The deal closed in mid-June. As a result of the deal, both Reynolds American and Imperial Tobacco strengthened their positions in the U.S. tobacco market. Pricing power, strong brands, cost savings and low capital expenditures drive attractive cash flow generation for the entire tobacco industry. Cash is returned to shareholders through a combination of dividends, debt reduction and share repurchases.

French reinsurance company SCOR saw its shares increase during the reporting period as the European Central Bank launched its quantitative easing program.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-258	MainStay VP Income Builder Portfolio

The stock was also supported by a strong earnings report during the reporting period. The company has maintained a very strong capital position and remained committed to providing shareholders with consistent, uninterrupted annual dividend increases.

Deutsche Telekom, Germany’s largest telecommunications provider with additional operations in greater Europe and the United States through its T-Mobile subsidiary, advanced amid a more rational competitive landscape in Germany. The company also continued to gain share and increase its U.S. subscriber base at T-Mobile while investing in upgrading its mobile and fixed-line networks in the United States and Europe.

Among the stocks that detracted the most from absolute performance in the equity portion of the Portfolio were CenturyLink, Ameren and Seagate Technology. CenturyLink is a provider of fixed-line telephone, Internet, cable TV and IT services. The company’s shares pulled back after strong performance during 2014. Management tempered growth expectations for 2015 and had a poorly received investor day. The company continued to show traction in its TV and Internet offerings and pared its fixed-line telephone losses. Ameren Corporation, a Midwest U.S. utility company that serves approximately two and half million electric and gas customers in Missouri and Illinois, experienced a setback in late April 2015. The Missouri Public Service Commission approved electric rate increases but did away with the tracking mechanism for vegetation management, infrastructure inspection costs and storm costs. Seagate, the world’s second-largest hard disk drive manufacturer, has been hurt by the slowdown in personal computer (PC) sales. The company benefitted from a stable pricing environment, a positive mix shift to enterprise drives and a market that grew as applications for hard disk drives expanded beyond the PC market.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

Several positions were added to the equity portion of the Portfolio during the reporting period. Among these was diversified industrial manufacturer Emerson, which we added to enhance the Portfolio’s yield. We purchased Exxon Mobil, a leading global integrated oil and gas company, as the fall in oil and gas prices has translated to an attractive dividend yield for the company.

While the business fundamentals of beverage company Diageo remained strong, we sold the stock and that of diversified materials company E.I. du Pont de Nemours, among others, in an effort to enhance the overall shareholder yield of the equity portion of the Portfolio. We sold the stocks following periods of strong performance and used the proceeds as sources of cash to fund other higher-yielding alternatives.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

During the six months ended June 30, 2015, the most significant sector changes in the equity portion of the Portfolio were increases in exposure to the financials and energy sectors and a decrease in exposure to the utilities sector.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the largest equity sector positions relative to the MSCI World Index were in utilities and telecommunication services. As of the same date, the most significantly underweight positions relative to the benchmark in the information technology, health care and consumer discretionary sectors. Regionally, the equity portion of the Portfolio had a significantly underweight position relative to the MSCI World Index in the United States and an overweight position relative to the benchmark in the U.K.

What factors affected relative performance in the fixed-income portion of the Portfolio during the reporting period?

In the second half of 2014 and into the beginning of 2015, credit spreads2 widened in large part because of the volatility in the energy sector. The market eventually started to firm up as fundamentals outside the energy sector remained strong. This was the

2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” refers to securities or asset classes that typically trade at a spread to U.S. Treasury securities.

M-259

prevailing reason why high-yield bonds—and to a lesser degree, bank loans—were among the best-performing sectors in the fixed-income portion of the Portfolio, during the reporting period.

Though there were meaningful swings in U.S. Treasury yields during the reporting period, U.S. Treasury yields were generally higher at the end of the period than at the beginning. Our lack of exposure to U.S. Treasury securities in the fixed-income portion of the Portfolio helped returns as the higher yields resulted in lower bond prices. During the reporting period we had a small position in emerging-market corporate debt, which detracted from performance because of elevated idiosyncratic risks and lower commodity prices. We trimmed our position in emerging-market debt during the reporting period.

What was the duration3 strategy of the fixed-income portion of the Portfolio during the reporting period?

The duration of the fixed-income portion of the Portfolio was shorter than that of the Barclays U.S. Aggregate Bond Index throughout the reporting period. This positioning resulted from two factors. First, we had a substantial exposure to a short position in U.S. Treasury securities through futures and interest-rate swaps to lower overall duration and hedge against a potential rise in interest rates. Second, the fixed-income portion of the Portfolio had an overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a lower correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates, though they are not immune to interest-rate changes. At the end of the reporting period, the duration of the fixed-income portion of the Portfolio was approximately 3.5 years, which was about two years shorter than the duration of the Barclays U.S. Aggregate Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

A variety of events had to be considered in determining the positioning of the fixed-income portion of the Portfolio during the reporting period. Among these were inconsistent economic data, the energy sell-off and a flattening yield curve.4 Even so, we did not make any major changes to the positioning of the fixed-income portion of the Portfolio. Regarding the yield curve, our expectation was—and continues to be—that the curve will continue to flatten. As a result, we maintained a short position at the front end of the curve. Though high-yield corporate bonds proved to be one of the more volatile sectors during the reporting period, in large part because of the sell-off in energy, we continued to believe that spreads would compress, so we continued to overweight high-yield bonds in the fixed-income portion of the Portfolio. During the reporting period, we reduced our exposure to emerging-market debt because of idiosyncratic risks that have bubbled up in that sector. In addition, to increase beta5 with respect to both Europe and Japan, we recently initiated futures positions in the Euro Stoxx 50 Index and the Nikkei 250 Index. When we did so, we slightly trimmed our S&P 500® Index futures position.

Which market segments were the strongest contributors to the performance of the fixed-income portion of the Portfolio, and which market segments were particularly weak?

Though assets with more substantial risk profiles proved to be rather volatile during the reporting period, they were also the largest contributors to performance. High-yield bonds—and to a lesser degree, bank loans—were the strongest performers in the fixed-income portion of the Portfolio. With the exception of some specific issues in the energy sector, we believed that the fundamental underpinnings of the high-yield issuer base remained in excellent shape. Our position in investment-grade corporates had a neutral contribution to the performance of the fixed-income portion of the Portfolio

3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

M-260	MainStay VP Income Builder Portfolio

during the reporting period. The biggest detractor during the reporting period was our position in emerging-market corporate debt. As mentioned earlier, we reduced exposure to emerging-market debt in the fixed-income portion of the Portfolio during the reporting period.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we invested in Dollar Tree 5.75% bonds maturing in 2023. The bonds were issued to finance the purchase of Family Dollar by Dollar Tree. The purchase would consolidate two of the largest dollar format store chains. This consolidation would result in better margins as the combined company would be able to attain higher margins via cost cuts and higher realized efficiencies. We also purchased bonds of Sunoco, one of the largest gasoline distributors in the United States.

The fixed-income portion of the Portfolio held positions in services company United Rentals and energy company Access Midstream Partners that were called away (redeemed by the issuer prior to maturity) during the reporting period.

How did the sector weightings change in the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio moderately reduced its positon in emerging-market corporate bonds while selectively increasing exposure to domestic high-yield corporate bonds and moderately increasing exposure to investment-grade credits.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

In spite of volatility in the markets, our baseline view on Federal Reserve policy, economic fundamentals and valuations within the credit markets has not changed. We firmly believe that economic growth will continue to be moderate while the Federal Reserve remains highly accommodative (though we believe that a Federal Reserve increase in the target federal funds rate may be increasingly likely during the next reporting period). Our central belief is that monetary policy plays a critical role in the creation of credit and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates.

As of June 30, 2015, the fixed-income portion of the Portfolio maintained an overweight position relative to the Barclays U.S. Aggregate Bond Index in spread product, specifically high-yield bonds. As of the same date, the fixed-income portion of the Portfolio held underweight positions in sectors that were more rate sensitive, such as U.S. Treasury securities and agency securities. As of June 30, 2015, the fixed-income portion of the Portfolio maintained a duration well below that of the benchmark.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-261

Portfolio of Investments June 30, 2015 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 46.5%† Asset-Backed Securities 0.5%
Home Equity 0.4%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.245%, due 10/25/36 (a)	$262,390	$239,903
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.255%, due 5/25/37 (a)	239,323	170,770
GSAA Home Equity Trust Series 2006-14, Class A1 0.235%, due 9/25/36 (a)	2,418,035	1,286,933
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.285%, due 4/25/37 (a)	73,161	72,128
JP Morgan Mortgage Acquisition Corp Series 2007-HE1, Class AF1 0.285%, due 3/25/47 (a)	233,275	144,958
MASTR Asset Backed Securities Trust Series 2006-HE4, Class A1 0.235%, due 11/25/36 (a)	298,810	141,749
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.295%, due 1/25/37 (a)	478,750	331,120
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.295%, due 9/25/37 (a)	357,157	176,724

		2,564,285

Student Loans 0.1%
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.602%, due 5/25/29 (a)	308,412	299,347

Total Asset-Backed Securities (Cost $3,280,811)		2,863,632

Convertible Bonds 0.3%
Leisure Time 0.2%
Jarden Corp. 1.125%, due 3/15/34	1,200,000	1,403,250

Transportation 0.1%
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	340,000	278,375

Total Convertible Bonds (Cost $1,572,181)		1,681,625

	Principal Amount	Value
Corporate Bonds 42.6%
Aerospace & Defense 0.9%
BAE Systems Holdings, Inc. 5.20%, due 8/15/15 (b)	$1,325,000	$1,330,973
KLX, Inc. 5.875%, due 12/1/22 (b)	1,355,000	1,368,401
TransDigm, Inc. 7.50%, due 7/15/21	725,000	779,375
Triumph Group, Inc. 4.875%, due 4/1/21	1,450,000	1,421,000

		4,899,749

Agriculture 0.0%‡
Lorillard Tobacco Co. 8.125%, due 6/23/19	165,000	195,472

Airlines 1.1%
American Airlines Group, Inc. 4.625%, due 3/1/20 (b)	1,400,000	1,354,500
Continental Airlines, Inc.
Series A 7.25%, due 5/10/21	336,533	389,537
Series 2003-ERJ1 7.875%, due 1/2/20	598,146	628,054
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	1,192,150	1,338,188
U.S. Airways Group, Inc.
Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	931,079	1,052,119
Class A Series 2010-1 Pass Through Trust 6.25%, due 10/22/24	556,324	625,864
United Airlines, Inc. Series 2014-2, Class B Pass Through Trust 4.625%, due 3/3/24	500,000	510,000

		5,898,262

Auto Manufacturers 0.9%
FCA US LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	900,000	981,000
Ford Motor Co.
6.625%, due 10/1/28	500,000	608,899
7.45%, due 7/16/31	455,000	581,402
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	150,000	170,768
General Motors Financial Co., Inc. 3.45%, due 4/10/22	1,500,000	1,469,777

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2015, excluding short-term investments. May be subject to change daily.

M-262	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
Navistar International Corp. 8.25%, due 11/1/21		$1,175,000	$1,116,250

			4,928,096

Auto Parts & Equipment 1.2%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (b)		950,000	975,878
Dana Holding Corp. 5.375%, due 9/15/21		1,385,000	1,419,625
Goodyear Tire & Rubber Co. (The)
6.50%, due 3/1/21		300,000	317,625
8.25%, due 8/15/20		1,090,000	1,139,595
MPG Holdco I, Inc. 7.375%, due 10/15/22		1,250,000	1,331,250
Schaeffler Finance B.V. 4.75%, due 5/15/23 (b)		1,245,000	1,213,875

			6,397,848

Banks 4.5%
AgriBank FCB 9.125%, due 7/15/19		200,000	248,639
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (b)		1,000,000	995,500
Bank of America Corp.
5.42%, due 3/15/17		100,000	105,960
6.11%, due 1/29/37		980,000	1,098,402
7.625%, due 6/1/19		680,000	806,940
8.00%, due 7/29/49 (a)		1,000,000	1,055,000
BBVA Bancomer S.A. 6.75%, due 9/30/22 (b)		875,000	963,594
Capital One Financial Corp. 5.55%, due 12/29/49 (a)		1,695,000	1,680,169
CIT Group, Inc.
3.875%, due 2/19/19		890,000	883,325
4.25%, due 8/15/17		200,000	203,000
6.625%, due 4/1/18 (b)		400,000	424,500
Citigroup, Inc.
3.375%, due 3/1/23		795,000	794,100
4.05%, due 7/30/22		105,000	107,518
6.30%, due 12/29/49 (a)		1,255,000	1,225,194
Discover Bank 8.70%, due 11/18/19		795,000	966,976
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23		1,330,000	1,321,610
HSBC Holdings PLC 6.375%, due 12/29/49 (a)		1,275,000	1,278,188
JPMorgan Chase & Co.
6.125%, due 12/29/49 (a)		1,345,000	1,350,514
7.90%, due 12/29/49 (a)		1,450,000	1,533,737
Mellon Capital III 6.369%, due 9/5/66 (a)	GBP	900,000	1,462,205

	Principal Amount	Value
Banks (continued)
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (b)	$1,000,000	$1,028,066
Morgan Stanley
4.875%, due 11/1/22	495,000	526,535
5.00%, due 11/24/25	1,150,000	1,203,888
5.45%, due 7/29/49 (a)	1,275,000	1,265,438
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24	585,000	584,288
6.125%, due 12/15/22	550,000	592,230
Wells Fargo & Co. 5.90%, due 12/29/49 (a)	1,005,000	1,007,513

		24,713,029

Beverages 0.3%
Constellation Brands, Inc. 4.25%, due 5/1/23	760,000	748,600
Embotelladora Andina S.A. 5.00%, due 10/1/23 (b)	610,000	650,739

		1,399,339

Biotechnology 0.2%
Amgen, Inc. 5.85%, due 6/1/17	1,250,000	1,353,358

Building Materials 0.8%
Cemex S.A.B. de C.V. 7.25%, due 1/15/21 (b)	1,150,000	1,213,480
USG Corp.
6.30%, due 11/15/16	2,265,000	2,369,756
9.75%, due 1/15/18	545,000	619,938

		4,203,174

Chemicals 0.6%
Dow Chemical Co. (The)
4.125%, due 11/15/21	710,000	744,717
8.55%, due 5/15/19	140,000	170,693
Hexion, Inc. 6.625%, due 4/15/20	390,000	357,825
Huntsman International LLC 8.625%, due 3/15/21	504,000	530,420
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	675,000	702,844
W.R. Grace & Co. 5.125%, due 10/1/21 (b)	765,000	770,737

		3,277,236

Coal 0.0%‡
Alpha Natural Resources, Inc. 7.50%, due 8/1/20 (b)	187,000	46,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-263

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Commercial Services 1.0%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23		$1,380,000	$1,362,750
Hertz Corp. (The)
5.875%, due 10/15/20		277,000	280,463
7.375%, due 1/15/21		1,200,000	1,249,500
Service Corporation International 5.375%, due 1/15/22		1,005,000	1,055,250
United Rentals North America, Inc.
4.625%, due 7/15/23		715,000	701,129
6.125%, due 6/15/23		605,000	617,856

			5,266,948

Computers 0.5%
NCR Corp. 5.00%, due 7/15/22		1,325,000	1,343,219
SunGard Data Systems, Inc.
6.625%, due 11/1/19		1,100,000	1,135,750
7.375%, due 11/15/18		172,000	178,106

			2,657,075

Cosmetics & Personal Care 0.2%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (b)		800,000	856,000

Diversified Financial Services 0.4%
Alterra Finance LLC 6.25%, due 9/30/20		75,000	86,131
GE Capital Trust II Series Reg S 5.50%, due 9/15/67 (a)	EUR	810,000	956,081
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (a)	GBP	490,000	810,333
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)		$425,000	421,459

			2,274,004

Electric 1.0%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (b)		980,000	972,650
Calpine Corp. 5.75%, due 1/15/25		1,185,000	1,152,412
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)		1,490,000	1,551,081
Great Plains Energy, Inc. 5.292%, due 6/15/22 (c)		500,000	556,283
Puget Energy, Inc. 5.625%, due 7/15/22		350,000	393,374
WEC Energy Group, Inc. 6.25%, due 5/15/67 (a)		681,520	633,814

			5,259,614

	Principal Amount	Value
Engineering & Construction 0.1%
MasTec, Inc. 4.875%, due 3/15/23	$785,000	$716,313

Entertainment 0.4%
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	880,000	921,800
Pinnacle Entertainment, Inc. 7.75%, due 4/1/22	1,300,000	1,426,750
Scientific Games International, Inc. 7.00%, due 1/1/22 (b)	110,000	113,575

		2,462,125

Finance—Auto Loans 0.2%
Ally Financial, Inc. 8.00%, due 11/1/31	1,045,000	1,251,388

Finance—Consumer Loans 0.8%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	1,100,000	1,106,105
Navient Corp. 8.00%, due 3/25/20	750,000	836,250
OneMain Financial Holdings, Inc. 7.25%, due 12/15/21 (b)	1,190,000	1,233,137
Springleaf Finance Corp.
6.00%, due 6/1/20	345,000	348,864
7.75%, due 10/1/21	800,000	868,000

		4,392,356

Finance—Credit Card 0.1%
American Express Co. 6.80%, due 9/1/66 (a)	700,000	720,230

Finance—Investment Banker/Broker 0.1%
Jefferies Group LLC
5.125%, due 1/20/23	320,000	330,358
6.45%, due 6/8/27	435,000	472,294

		802,652

Finance—Mortgage Loan/Banker 0.1%
Countrywide Financial Corp. 6.25%, due 5/15/16	520,000	540,418

Finance—Other Services 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
5.875%, due 2/1/22	145,000	147,719
6.00%, due 8/1/20	945,000	975,712

		1,123,431

M-264	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Food 1.4%
Cosan Luxembourg S.A. 5.00%, due 3/14/23 (b)	$1,050,000	$968,625
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (b)	750,000	786,000
H.J. Heinz Co. 4.875%, due 2/15/25 (b)	1,385,000	1,507,919
Kerry Group Financial Services 3.20%, due 4/9/23 (b)	1,290,000	1,245,826
Pilgrim’s Pride Corp. 5.75%, due 3/15/25 (b)	955,000	964,550
Smithfield Foods, Inc. 6.625%, due 8/15/22	190,000	202,825
Tyson Foods, Inc. 3.95%, due 8/15/24	1,810,000	1,823,282

		7,499,027

Food Services 0.2%
Aramark Services, Inc. 5.75%, due 3/15/20	1,250,000	1,305,000

Hand & Machine Tools 0.2%
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (b)	1,110,000	1,143,300

Health Care—Products 0.4%
Alere, Inc.
6.50%, due 6/15/20	500,000	515,000
7.25%, due 7/1/18	825,000	864,188
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	450,000	419,906
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 5.75%, due 8/1/22 (b)	450,000	460,125

		2,259,219

Health Care—Services 1.3%
CHS / Community Health Systems, Inc. 5.125%, due 8/1/21	1,425,000	1,451,719
Cigna Corp. 4.375%, due 12/15/20	135,000	146,293
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (b)	1,155,000	1,224,300
HCA, Inc. 5.00%, due 3/15/24	1,675,000	1,704,312
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (b)	1,340,000	1,368,475
Tenet Healthcare Corp. 6.00%, due 10/1/20	1,250,000	1,332,812

		7,227,911

	Principal Amount		Value
Home Builders 1.8%
Beazer Homes USA, Inc.
5.75%, due 6/15/19		$410,000	$403,850
7.25%, due 2/1/23		500,000	485,000
K. Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (b)		2,225,000	2,269,500
Lennar Corp.
4.50%, due 6/15/19		1,100,000	1,122,000
4.50%, due 11/15/19		200,000	202,500
MDC Holdings, Inc. 5.625%, due 2/1/20		1,100,000	1,155,000
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (b)		1,255,000	1,270,687
Standard Pacific Corp. 8.375%, due 5/15/18		800,000	912,000
Toll Brothers Finance Corp. 5.875%, due 2/15/22		670,000	718,575
TRI Pointe Holdings, Inc. 5.875%, due 6/15/24		1,430,000	1,401,400

			9,940,512

Household Products & Wares 0.1%
Spectrum Brands, Inc. 5.75%, due 7/15/25 (b)		430,000	436,450

Insurance 3.5%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)		1,725,000	1,932,000
American International Group, Inc.
Series A3 4.875%, due 3/15/67 (a)	EUR	500,000	573,033
Series A2 5.75%, due 3/15/67 (a)	GBP	500,000	816,277
Chubb Corp. (The) 6.375%, due 3/29/67 (a)		$730,000	765,770
Genworth Holdings, Inc.
4.90%, due 8/15/23		870,000	770,220
6.15%, due 11/15/66 (a)		565,000	344,650
Hartford Financial Services Group, Inc. (The) 6.10%, due 10/1/41		1,725,000	2,054,996
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (b)		145,000	149,119
6.50%, due 3/15/35 (b)		130,000	152,018
7.80%, due 3/7/87 (b)		1,195,000	1,416,075
Oil Insurance, Ltd. 3.264%, due 12/29/49 (a)(b)		580,000	498,800
Pacific Life Insurance Co. 7.90%, due 12/30/23 (b)		1,000,000	1,236,332
Progressive Corp. (The) 6.70%, due 6/15/67 (a)		1,450,000	1,511,625

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-265

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Protective Life Corp. 8.45%, due 10/15/39	$725,000	$1,013,194
Provident Cos., Inc. 7.25%, due 3/15/28	925,000	1,139,853
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	795,000	824,017
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(b)	600,000	616,800
Validus Holdings, Ltd. 8.875%, due 1/26/40	740,000	946,115
Voya Financial, Inc. 5.50%, due 7/15/22	840,000	943,185
XLIT, Ltd.
4.45%, due 3/31/25	985,000	976,386
6.50%, due 10/29/49 (a)	945,000	808,570

		19,489,035

Internet 0.2%
Alibaba Group Holding, Ltd. 3.125%, due 11/28/21 (b)	1,300,000	1,283,963

Investment Company 0.2%
CDP Financial, Inc. 4.40%, due 11/25/19 (b)	900,000	984,688

Iron & Steel 0.6%
AK Steel Corp. 8.75%, due 12/1/18	800,000	842,000
ArcelorMittal 7.75%, due 10/15/39	1,000,000	995,000
Cliffs Natural Resources, Inc.
5.90%, due 3/15/20	465,000	230,175
5.95%, due 1/15/18 (c)	325,000	236,438
United States Steel Corp. 7.375%, due 4/1/20	650,000	679,250
Vale Overseas, Ltd. 6.875%, due 11/21/36	610,000	589,754

		3,572,617

Lodging 1.1%
MGM Resorts International 6.75%, due 10/1/20	3,468,000	3,676,080
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	865,000	967,780
7.15%, due 12/1/19	125,000	145,403
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, due 3/1/25 (b)	1,445,000	1,376,363

		6,165,626

	Principal Amount	Value
Machinery—Construction & Mining 0.3%
Terex Corp.
6.00%, due 5/15/21	$300,000	$301,500
6.50%, due 4/1/20	1,050,000	1,099,875

		1,401,375

Machinery—Diversified 0.3%
Zebra Technologies Corp. 7.25%, due 10/15/22 (b)	1,290,000	1,396,425

Media 1.1%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	690,000	693,450
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	1,275,000	1,327,594
Comcast Corp. 5.70%, due 7/1/19	800,000	909,683
DISH DBS Corp.
5.875%, due 7/15/22	725,000	710,500
7.125%, due 2/1/16	600,000	615,750
iHeartCommunications, Inc. 9.00%, due 3/1/21	1,080,000	977,400
NBC Universal Media LLC 5.15%, due 4/30/20	55,000	61,769
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	355,000	441,307
Time Warner, Inc. 7.70%, due 5/1/32	115,000	151,066

		5,888,519

Mining 0.5%
Aleris International, Inc. 7.875%, due 11/1/20	850,000	881,875
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	650,000	811,374
Vedanta Resources PLC
7.125%, due 5/31/23 (b)	700,000	665,000
8.25%, due 6/7/21 (b)	345,000	351,277

		2,709,526

Miscellaneous—Manufacturing 0.8%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)	1,390,000	1,388,262
Bombardier, Inc. 7.75%, due 3/15/20 (b)	630,000	633,465
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (b)	1,305,000	1,181,025
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)	1,295,000	1,074,850

		4,277,602

M-266	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Oil & Gas 2.4%
Berry Petroleum Co. LLC 6.375%, due 9/15/22		$640,000	$499,200
California Resources Corp. 5.00%, due 1/15/20		675,000	594,000
CHC Helicopter S.A. 9.25%, due 10/15/20		1,039,500	756,236
Chesapeake Energy Corp. 6.625%, due 8/15/20		1,025,000	999,375
CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)		850,000	835,125
ConocoPhillips 6.50%, due 2/1/39		1,000,000	1,241,042
Denbury Resources, Inc. 6.375%, due 8/15/21		1,155,000	1,108,800
Eni S.p.A. 4.15%, due 10/1/20 (b)		800,000	838,243
EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, due 5/1/20		835,000	892,364
Linn Energy LLC / Linn Energy Finance Corp. 8.625%, due 4/15/20		2,075,000	1,701,936
Petrobras Global Finance B.V. 4.375%, due 5/20/23		1,160,000	1,010,604
Precision Drilling Corp.
6.50%, due 12/15/21		675,000	654,750
6.625%, due 11/15/20		295,000	289,100
Samson Investment Co. 9.75%, due 2/15/20		820,000	47,150
SM Energy Co. 5.00%, due 1/15/24		875,000	829,063
Sunoco, L.P. / Sunoco Finance Corp. 6.375%, due 4/1/23 (b)		775,000	806,000
Swift Energy Co. 7.875%, due 3/1/22		825,000	325,875

			13,428,863

Oil & Gas Services 0.3%
Basic Energy Services, Inc. 7.75%, due 2/15/19		1,125,000	936,563
PHI, Inc. 5.25%, due 3/15/19		900,000	832,500

			1,769,063

Packaging & Containers 0.9%
Ball Corp. 5.00%, due 3/15/22		1,375,000	1,378,437
Crown European Holdings S.A. 4.00%, due 7/15/22 (b)	EUR	900,000	1,020,923
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)		$555,000	548,063

	Principal Amount	Value
Packaging & Containers (continued)
Reynolds Group Issuer, Inc.
5.75%, due 10/15/20	$850,000	$871,250
9.875%, due 8/15/19	455,000	477,750
Sealed Air Corp. 5.50%, due 9/15/25 (b)	750,000	755,625

		5,052,048

Pharmaceuticals 0.8%
Actavis Funding SCS 3.45%, due 3/15/22	1,530,000	1,515,508
Endo Finance LLC 6.00%, due 2/1/25 (b)	1,380,000	1,402,425
Valeant Pharmaceuticals International, Inc.
5.875%, due 5/15/23 (b)	530,000	543,250
7.50%, due 7/15/21 (b)	650,000	699,562

		4,160,745

Pipelines 2.9%
Columbia Pipeline Group, Inc. 4.50%, due 6/1/25 (b)	1,325,000	1,303,462
Crestwood Midstream Partners, L.P. / Crestwood Midstream Finance Corp. 6.25%, due 4/1/23 (b)	1,150,000	1,196,000
Energy Transfer Equity, L.P. 5.875%, due 1/15/24	880,000	912,560
Energy Transfer Partners, L.P. 7.60%, due 2/1/24	290,000	342,949
Hiland Partners, L.P. / Hiland Partners Finance Corp. 5.50%, due 5/15/22 (b)	1,225,000	1,274,000
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 5.50%, due 2/15/23	925,000	949,281
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. II 6.50%, due 5/15/21	125,000	132,188
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	1,375,000	1,256,692
Regency Energy Partners, L.P. / Regency Energy Finance Corp.
5.00%, due 10/1/22	125,000	126,975
5.50%, due 4/15/23	350,000	356,230
5.75%, due 9/1/20	660,000	718,034
5.875%, due 3/1/22	405,000	431,128
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	795,000	840,183
♦Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.25%, due 11/15/23	965,000	892,625
5.25%, due 5/1/23	1,735,000	1,717,650
6.625%, due 10/1/20 (b)	850,000	884,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-267

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Williams Cos., Inc. (The)
3.70%, due 1/15/23	$850,000	$791,444
4.55%, due 6/24/24	430,000	416,706
Williams Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	1,225,000	1,208,352

		15,750,459

Real Estate Investment Trusts 0.3%
Iron Mountain, Inc. 5.75%, due 8/15/24	1,400,000	1,400,875

Retail 1.5%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, due 5/20/20	525,000	552,562
7.00%, due 5/20/22	610,000	646,600
Brinker International, Inc. 2.60%, due 5/15/18	835,000	836,632
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)(d)	46,906	51,928
Family Tree Escrow LLC 5.75%, due 3/1/23 (b)	1,335,000	1,395,075
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	775,000	803,587
QVC, Inc. 4.85%, due 4/1/24	1,125,000	1,126,789
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp.
5.50%, due 6/1/24	1,080,000	1,079,460
5.75%, due 3/1/25	90,000	89,775
Tiffany & Co. 3.80%, due 10/1/24	2,000,000	1,966,014

		8,548,422

Semiconductors 0.7%
Freescale Semiconductor, Inc.
5.00%, due 5/15/21 (b)	190,000	194,750
6.00%, due 1/15/22 (b)	1,040,000	1,102,400
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (b)	1,500,000	1,479,375
Sensata Technologies B.V. 5.00%, due 10/1/25 (b)	1,135,000	1,105,206

		3,881,731

Software 0.3%
First Data Corp.
7.375%, due 6/15/19 (b)	1,115,000	1,159,042
8.875%, due 8/15/20 (b)	710,000	746,388

		1,905,430

	Principal Amount		Value
Telecommunications 2.3%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17		$945,000	$955,921
Comcel Trust 6.875%, due 2/6/24 (b)		750,000	789,375
CommScope Technologies Finance LLC 6.00%, due 6/15/25 (b)		475,000	473,219
CommScope, Inc. 5.00%, due 6/15/21 (b)		985,000	960,375
Hughes Satellite Systems Corp.
6.50%, due 6/15/19		405,000	439,425
7.625%, due 6/15/21		575,000	632,615
Inmarsat Finance PLC 4.875%, due 5/15/22 (b)		1,170,000	1,129,050
Intelsat Luxembourg S.A. 8.125%, due 6/1/23		1,300,000	1,079,000
Sprint Communications, Inc. 6.00%, due 11/15/22		1,100,000	1,005,125
Sprint Corp. 7.25%, due 9/15/21		400,000	390,000
T-Mobile USA, Inc. 6.125%, due 1/15/22		1,600,000	1,652,000
Telecom Italia Capital S.A. 7.721%, due 6/4/38		135,000	151,875
Telefonica Emisiones SAU
4.57%, due 4/27/23		1,139,000	1,196,034
5.462%, due 2/16/21		175,000	193,506
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (b)		765,000	730,193
♦Verizon Communications, Inc. 5.15%, due 9/15/23		1,055,000	1,155,057

			12,932,770

Transportation 0.6%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (b)		300,000	304,500
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21		1,375,000	1,182,500
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (b)		775,000	470,967
XPO Logistics, Inc. 6.50%, due 6/15/22 (b)		1,445,000	1,414,294

			3,372,261

Total Corporate Bonds (Cost $234,403,224)			234,818,329

Foreign Bonds 0.3%
Banks 0.2%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP	525,000	1,073,142

M-268	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Foreign Bonds (continued)
Packaging & Containers 0.1%
Rexam PLC 6.75%, due 6/29/67 (a)	EUR	525,000	$592,612

Total Foreign Bonds (Cost $1,592,058)			1,665,754

Loan Assignments 1.5% (e)
Airlines 0.2%
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19		$980,000	976,501

Auto Parts & Equipment 0.1%
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19		585,933	586,665

Commercial Services 0.1%
Allied Security Holdings LLC New 2nd Lien Term Loan 8.00%, due 8/13/21		726,027	726,027

Entertainment 0.2%
Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20		1,083,500	1,082,417

Health Care—Products 0.2%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21		1,069,200	1,046,182

Household Products & Wares 0.3%
Prestige Brands, Inc. Term Loan B3 3.50%, due 9/3/21		1,534,722	1,530,885

Media 0.3%
Clear Channel Communications, Inc. Term Loan D 6.937%, due 1/30/19		1,136,165	1,046,928
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.50%, due 6/30/23		504,991	499,547

			1,546,475

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 3.50%, due 8/5/20		597,147	594,908

Total Loan Assignments (Cost $8,144,909)			8,090,060

	Principal Amount	Value
Mortgage-Backed Securities 0.4%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.3%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.613%, due 4/10/49 (f)	$290,000	$303,390
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.417%, due 12/25/36 (a)(b)	118,478	107,294
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-PW10, Class A4 5.405%, due 12/11/40 (a)	77,293	77,737
Series 2007-PW16, Class A4 5.896%, due 6/11/40 (f)	290,000	307,687
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.349%, due 12/10/49 (f)	137,614	148,375
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (b)	480,000	538,423
Morgan Stanley Capital I, Trust Series 2007-IQ15, Class A4 6.104%, due 6/11/49 (f)	189,469	202,295
Timberstar Trust 1 Series 2006-1A, Class A 5.668%, due 10/15/36 (b)	160,000	167,589

		1,852,790

Residential Mortgages (Collateralized Mortgage Obligations) 0.1%
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	67,826	64,431
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.69%, due 2/25/42 (a)(b)(d)(g)	335,657	275,239
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 1.969%, due 11/25/36 (f)	234,711	207,296

		546,966

Total Mortgage-Backed Securities (Cost $2,149,927)		2,399,756

U.S. Government & Federal Agencies 0.9%
Federal National Mortgage Association (Mortgage Pass-Through Security) 0.0%‡
6.00%, due 4/1/37	65,037	71,476

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-269

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Bonds 0.4%
2.875%, due 5/15/43	$1,040,000	$991,088
4.375%, due 11/15/39	800,000	984,000
4.375%, due 5/15/40	150,000	184,699

		2,159,787

United States Treasury Notes 0.5%
0.25%, due 12/15/15	640,000	640,400
2.00%, due 4/30/16	2,005,000	2,033,194

		2,673,594

Total U.S. Government & Federal Agencies (Cost $4,514,693)		4,904,857

Total Long-Term Bonds (Cost $256,150,935)		256,424,013

	Shares
Common Stocks 47.5%
Aerospace & Defense 1.1%
BAE Systems PLC	453,560	3,215,504
Lockheed Martin Corp.	15,275	2,839,623

		6,055,127

Agriculture 4.2%
♦Altria Group, Inc.	97,790	4,782,909
British American Tobacco PLC	60,670	3,255,442
♦Imperial Tobacco Group PLC	94,290	4,543,857
♦Philip Morris International, Inc.	57,105	4,578,108
♦Reynolds American, Inc.	80,754	6,029,094

		23,189,410

Auto Manufacturers 0.6%
Daimler A.G. Registered Shares	29,380	2,674,059
Ford Motor Co.	52,500	788,025

		3,462,084

Banks 1.6%
Commonwealth Bank of Australia	30,660	2,013,812
Svenska Handelsbanken AB Class A	178,160	2,600,452
Wells Fargo & Co.	42,070	2,366,017
Westpac Banking Corp.	70,740	1,754,730

		8,735,011

Beverages 0.5%
Coca-Cola Co. (The)	35,970	1,411,103
PepsiCo., Inc.	16,880	1,575,579

		2,986,682

Chemicals 2.1%
BASF S.E.	32,930	2,893,639
Dow Chemical Co. (The)	50,040	2,560,547

	Shares	Value
Chemicals (continued)
Potash Corporation of Saskatchewan, Inc.	124,795	$3,864,901
Yara International ASA	39,783	2,072,251

		11,391,338

Commercial Services 0.6%
Automatic Data Processing, Inc.	19,650	1,576,520
R.R. Donnelley & Sons Co.	111,910	1,950,591

		3,527,111

Computers 0.5%
Seagate Technology PLC	52,720	2,504,200

Cosmetics & Personal Care 0.3%
Procter & Gamble Co. (The)	20,620	1,613,309

Diversified Financial Services 0.0%‡
Singapore Exchange, Ltd.	24,033	139,717

Electric 5.8%
Ameren Corp.	100,460	3,785,333
Duke Energy Corp.	56,628	3,999,069
Electricite de France S.A.	126,250	2,814,995
Entergy Corp.	42,971	3,029,455
PPL Corp.	119,280	3,515,182
Southern Co. (The)	43,565	1,825,374
SSE PLC	161,195	3,890,344
Talen Energy Corp. (h)	1	17
TECO Energy, Inc.	171,420	3,027,277
Terna Rete Elettrica Nazionale S.p.A.	821,320	3,629,630
WEC Energy Group, Inc.	54,764	2,462,737

		31,979,413

Electrical Components & Equipment 0.4%
Emerson Electric Co.	35,730	1,980,514

Engineering & Construction 0.5%
Vinci S.A.	45,793	2,648,594

Entertainment 0.4%
Regal Entertainment Group Class A	95,970	2,006,733

Environmental Controls 0.3%
Waste Management, Inc.	32,600	1,511,010

Finance—Other Services 0.4%
CME Group, Inc.	21,750	2,024,055

Food 1.0%
Nestle S.A. Registered	20,370	1,470,640
Orkla ASA	265,510	2,089,417
Unilever PLC	45,060	1,932,854

		5,492,911

M-270	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Gas 1.2%
Gas Natural SDG S.A.	89,220	$2,023,156
♦National Grid PLC	373,270	4,792,882

		6,816,038

Health Care—Services 0.0%‡
Sonic Healthcare, Ltd.	16,448	271,195

Household Products & Wares 0.4%
Kimberly-Clark Corp.	22,310	2,364,191

Insurance 2.3%
Allianz S.E. Registered	12,490	1,945,249
Arthur J. Gallagher & Co.	31,220	1,476,706
AXA S.A.	78,330	1,976,191
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	22,240	3,942,286
SCOR S.E.	89,000	3,139,868

		12,480,300

Investment Management/Advisory Services 0.3%
Aberdeen Asset Management PLC	291,390	1,849,700

Media 1.4%
ION Media Networks, Inc. (d)(g)(h)(i)	8	3,476
Pearson PLC	117,560	2,225,830
Shaw Communications, Inc. Class B	92,440	2,013,105
Vivendi S.A.	99,298	2,504,640
Wolters Kluwer N.V.	35,333	1,049,573

		7,796,624

Mining 0.7%
BHP Billiton, Ltd.	81,480	1,700,523
Rio Tinto PLC	47,490	1,950,532

		3,651,055

Miscellaneous—Manufacturing 0.3%
Siemens A.G.	18,150	1,828,189

Oil & Gas 3.3%
ConocoPhillips	43,605	2,677,783
Exxon Mobil Corp.	17,831	1,483,539
Occidental Petroleum Corp.	34,540	2,686,176
Royal Dutch Shell PLC, Sponsored ADR	69,040	3,935,970
Statoil ASA	184,350	3,294,127
Total S.A.	79,010	3,837,831

		17,915,426

Oil & Gas Services 0.3%
Amec Foster Wheeler PLC	125,290	1,609,346

	Shares	Value
Pharmaceuticals 2.7%
AbbVie, Inc.	4,640	$311,762
AstraZeneca PLC, Sponsored ADR	55,610	3,542,913
GlaxoSmithKline PLC	182,540	3,793,141
Merck & Co., Inc.	34,810	1,981,733
Pfizer, Inc.	48,340	1,620,840
Roche Holding A.G.	6,695	1,876,132
Sanofi	15,875	1,561,693

		14,688,214

Pipelines 2.0%
Enterprise Products Partners, L.P.	105,890	3,165,052
Kinder Morgan, Inc.	118,070	4,532,707
MarkWest Energy Partners, L.P.	24,520	1,382,438
♦Targa Resources Partners, L.P.	43,100	1,663,660

		10,743,857

Real Estate Investment Trusts 2.3%
Corrections Corporation of America	94,540	3,127,383
Health Care REIT, Inc.	65,650	4,308,609
Iron Mountain, Inc.	71,564	2,218,484
Unibail-Rodamco SE	12,937	3,269,651

		12,924,127

Retail 0.5%
McDonald’s Corp.	28,350	2,695,235

Savings & Loans 0.3%
People’s United Financial, Inc.	118,500	1,920,885

Semiconductors 0.6%
KLA-Tencor Corp.	28,735	1,615,195
Microchip Technology, Inc.	41,130	1,950,590

		3,565,785

Software 0.3%
Microsoft Corp.	40,240	1,776,596

Telecommunications 7.3%
♦AT&T, Inc.	145,860	5,180,947
♦BCE, Inc.	112,800	4,791,968
CenturyLink, Inc.	124,150	3,647,527
Deutsche Telekom A.G. Registered	188,150	3,240,776
Rogers Communications, Inc. Class B	110,912	3,933,868
Singapore Telecommunications, Ltd.	128,785	406,383
Swisscom A.G. Registered	8,085	4,531,301
Telstra Corp., Ltd.	805,940	3,817,994
TELUS Corp.	35,610	1,226,820
♦Verizon Communications, Inc.	92,597	4,315,946
♦Vodafone Group PLC	1,392,020	5,027,305

		40,120,835

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-271

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Transportation 0.3%
Deutsche Post A.G. Registered	49,640	$1,450,214

Water 0.7%
United Utilities Group PLC	265,169	3,716,489

Total Common Stocks (Cost $243,007,630)		261,431,520

	Principal Amount
Short-Term Investment 5.5%
Repurchase Agreement 5.5%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $30,174,189 (Collateralized by United States Treasury and Government Agency securities with rates between 1.625% and 2.14% and a maturity dates between 3/31/19 and 11/7/22, with a Principal Amount of $31,035,000 and a Market Value of $30,783,034)	$30,174,189	30,174,189

Total Short-Term Investment (Cost $30,174,189)		30,174,189

Total Investments (Cost $529,332,754) (j)	99.5%	548,029,722
Other Assets, Less Liabilities	0.5	2,685,981
Net Assets	100.0%	$550,715,703
‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2015.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, the total market value of these securities was $330,643, which represented 0.1% of the Portfolio’s net assets.

(e)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2015.

(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2015.

(g)	Illiquid security—As of June 30, 2015, the total market value of these securities was $278,715, which represented 0.1% of the Portfolio’s net assets.

(h)	Non-income producing security.

(i)	Restricted security.

(j)	As of June 30, 2015, cost was $528,622,676 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$36,009,955
Gross unrealized depreciation	(16,602,909)

Net unrealized appreciation	$19,407,046

As of June 30, 2015, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	7/16/15	JPMorgan Chase Bank	EUR	2,387,000	$2,700,891	$(39,248)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	7/16/15	JPMorgan Chase Bank		35,497,000	39,593,638	12,440
Pound Sterling vs. U.S. Dollar	7/16/15	JPMorgan Chase Bank	GBP	15,975,000	24,665,864	(432,412)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(459,220)

M-272	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of June 30, 2015, the Portfolio held the following Futures Contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(750)	September 2015	$(150,000,000)	$(171,616)
Euro Stoxx 50	720	September 2015	7,200	84,228
Nikkei 225	200	September 2015	100,000	(61,823)
Standard & Poor’s 500 Index Mini	595	September 2015	29,750	(900,693)

			$(149,863,050)	$(1,049,904)

1.	As of June 30, 2015, cash in the amount of $5,882,290 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2015.

The following abbreviations are used in the preceding pages:

ADR —American Depositary Receipt

EUR —Euro

GBP —British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,863,632	$—	$2,863,632
Convertible Bonds	—	1,681,625	—	1,681,625
Corporate Bonds (b)	—	234,766,401	51,928	234,818,329
Foreign Bonds	—	1,665,754	—	1,665,754
Loan Assignments	—	8,090,060	—	8,090,060
Mortgage-Backed Securities (c)	—	2,124,517	275,239	2,399,756
U.S. Government & Federal Agencies	—	4,904,857	—	4,904,857

Total Long-Term Bonds	—	256,096,846	327,167	256,424,013

Common Stocks (d)	261,428,044	—	3,476	261,431,520
Short-Term Investment
Repurchase Agreement	—	30,174,189	—	30,174,189

Total Investments in Securities	261,428,044	286,271,035	330,643	548,029,722

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	12,440	—	12,440
Futures Contracts Long (e)	84,228	—	—	84,228

Total Investments in Securities and Other Financial Instruments	$261,512,272	$286,283,475	$330,643	$548,126,390

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-273

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(471,660)	$—	$(471,660)
Futures Contracts Long (e)	(962,516)	—	—	(962,516)
Futures Contracts Short (e)	(171,616)	—	—	(171,616)

Total Other Financial Instruments	$(1,134,132)	$(471,660)	$—	$(1,605,792)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $51,928 is held in Retail within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $275,239 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $3,476 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2015, certain foreign securities with a market value of $95,992,813 transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2015 (b)
Long-Term Bonds
Corporate Bonds
Retail	$54,240	$(30)	$(31)	$(594)	$—	$(1,657)	$—	$—	$51,928	$1,881
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	275,698	—	—	7,889	—	(8,348)	—	—	275,239	6,231
Common Stock
Media	3,026	—	—	450	—	—	—	—	3,476	450

Total	$332,964	$(30)	$(31)	$7,745	$—	$(10,005)	$—	$—	$330,643	$8,562

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-274	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $529,332,754)	$548,029,722
Cash collateral on deposit at broker	5,882,290
Cash denominated in foreign currencies (identified cost $1,283,288)	1,295,593
Receivables:
Investment securities sold	11,111,959
Dividends and interest	5,005,152
Fund shares sold	496,976
Variation margin on futures contracts	59,935
Other assets	3,470
Unrealized appreciation on foreign currency forward contracts	12,440

Total assets	571,897,537

Liabilities
Due to custodian	4,237
Payables:
Investment securities purchased	19,993,381
Fund shares redeemed	296,493
Manager (See Note 3)	262,591
NYLIFE Distributors (See Note 3)	67,676
Shareholder communication	38,274
Professional fees	25,708
Custodian	21,122
Trustees	356
Accrued expenses	336
Unrealized depreciation on foreign currency forward contracts	471,660

Total liabilities	21,181,834

Net assets	$550,715,703

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$33,005
Additional paid-in capital	503,883,341

503,916,346
Undistributed net investment income	545,502
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	29,061,412
Net unrealized appreciation (depreciation) on investments and futures contracts	17,647,064
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(454,621)

Net assets	$550,715,703

Initial Class
Net assets applicable to outstanding shares	$224,971,963

Shares of beneficial interest outstanding	13,432,931

Net asset value per share outstanding	$16.75

Service Class
Net assets applicable to outstanding shares	$325,743,740

Shares of beneficial interest outstanding	19,572,261

Net asset value per share outstanding	$16.64

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-275

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$6,854,144
Dividends (a)	6,535,137

Total income	13,389,281

Expenses
Manager (See Note 3)	1,555,839
Distribution and service—Service Class (See Note 3)	389,828
Professional fees	49,834
Shareholder communication	38,747
Custodian	31,510
Trustees	4,668
Miscellaneous	17,870

Total expenses	2,088,296

Net investment income (loss)	11,300,985

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	6,657,679
Futures transactions	(595,784)
Foreign currency transactions	3,509,393

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	9,571,288

Net change in unrealized appreciation (depreciation) on:
Investments	(20,891,383)
Futures contracts	(1,589,388)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,413,874)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(23,894,645)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(14,323,357)

Net increase (decrease) in net assets resulting from operations	$(3,022,372)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $419,299.

M-276	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,300,985	$20,421,088
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	9,571,288	25,349,329
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(23,894,645)	(10,451,210)

Net increase (decrease) in net assets resulting from operations	(3,022,372)	35,319,207

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(6,687,499)	(13,643,909)
Service Class	(8,970,285)	(13,300,854)

	(15,657,784)	(26,944,763)

From net realized gain on investments:
Initial Class	—	(9,759,412)
Service Class	—	(10,817,333)

	—	(20,576,745)

Total dividends and distributions to shareholders	(15,657,784)	(47,521,508)

Capital share transactions:
Net proceeds from sale of shares	63,228,704	98,771,619
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	15,657,784	47,521,508
Cost of shares redeemed	(28,551,752)	(46,862,036)

Increase (decrease) in net assets derived from capital share transactions	50,334,736	99,431,091

Net increase (decrease) in net assets	31,654,580	87,228,790

Net Assets
Beginning of period	519,061,123	431,832,333

End of period	$550,715,703	$519,061,123

Undistributed net investment income at end of period	$545,502	$4,902,301

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-277

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$17.30		$17.70	$15.63	$14.18	$14.22	$12.78

Net investment income (loss) (a)	0.37		0.80	0.69	0.68	0.64	0.64
Net realized and unrealized gain (loss) on investments	(0.48)		0.36	2.22	1.48	(0.13)	1.31
Net realized and unrealized gain (loss) on foreign currency transactions	0.06		0.23	(0.08)	(0.04)	0.03	(0.08)

Total from investment operations	(0.05)		1.39	2.83	2.12	0.54	1.87

Less dividends and distributions:
From net investment income	(0.50)		(1.04)	(0.76)	(0.67)	(0.58)	(0.43)
From net realized gain on investments	—		(0.75)	—	—	—	—

Total dividends and distributions	(0.50)		(1.79)	(0.76)	(0.67)	(0.58)	(0.43)

Net asset value at end of period	$16.75		$17.30	$17.70	$15.63	$14.18	$14.22

Total investment return	(0.34	%)(b)	8.10%	18.38%	15.00%	4.12%	14.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.26	% ††	4.44%	4.05%	4.44%	4.40%	4.85%
Net expenses	0.62	% ††	0.63%	0.64%	0.64%	0.65%	0.65%
Portfolio turnover rate	11%		13%	22%	34%	31%	61	%(c)
Net assets at end of period (in 000’s)	$224,972		$234,670	$234,999	$214,268	$209,222	$222,426

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 60%, for the year ended December 31, 2010. The Portfolio did not engage in mortgage dollar rolls for the six months ended June 30, 2015 and the years ended December 31, 2014, 2013, 2012 and 2011, respectively.

M-278	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$17.20		$17.57	$15.54	$14.12	$14.17	$12.74

Net investment income (loss) (a)	0.35		0.74	0.63	0.63	0.60	0.61
Net realized and unrealized gain (loss) on investments	(0.49)		0.38	2.22	1.47	(0.13)	1.30
Net realized and unrealized gain (loss) on foreign currency transactions	0.06		0.23	(0.08)	(0.04)	0.03	(0.08)

Total from investment operations	(0.08)		1.35	2.77	2.06	0.50	1.83

Less dividends and distributions:
From net investment income	(0.48)		(0.97)	(0.74)	(0.64)	(0.55)	(0.40)
From net realized gain on investments	—		(0.75)	—	—	—	—

Total dividends and distributions	(0.48)		(1.72)	(0.74)	(0.64)	(0.55)	(0.40)

Net asset value at end of period	$16.64		$17.20	$17.57	$15.54	$14.12	$14.17

Total investment return	(0.46	%)(b)	7.83%	18.08%	14.71%	3.86%	14.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.05	% ††	4.12%	3.75%	4.17%	4.15%	4.59%
Net expenses	0.87	% ††	0.88%	0.89%	0.89%	0.90%	0.90%
Portfolio turnover rate	11%		13%	22%	34%	31%	61	%(c)
Net assets at end of period (in 000’s)	$325,744		$284,391	$196,833	$102,993	$66,764	$58,571

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 60%, for the year ended December 31, 2010. The Portfolio did not engage in mortgage dollar rolls for the six months ended June 30, 2015 and the years ended December 31, 2014, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-279

MainStay VP International Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	5.69%	–3.12%	7.37%	5.15%	0.95%
Service Class Shares	5.56	–3.36	7.10	4.89	1.20

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S.[3]	4.03%	–5.26%	7.76%	5.54%
MSCI EAFE® Index[3]	5.52	–4.22	9.54	5.12
Average Lipper Variable Products International Multi-Cap Growth Portfolio[4]	6.42	–1.07	9.58	6.03

1.	Performance figures shown for the ten-year period ended June 30, 2015 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.15% for Initial Class shares and 4.89% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products International Multi-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth portfolios typically have above-average characteristics compared to the MSCI EAFE Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

M-280	MainStay VP International Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,056.90	$4.84	$1,020.10	$4.76

Service Class Shares	$1,000.00	$1,055.60	$6.12	$1,018.80	$6.01

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.95% for Initial Class and 1.20% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-281

Country Composition as of June 30, 2015 (Unaudited)

United Kingdom	14.5%
United States	11.4
Germany	11.1
Ireland	9.2
Spain	7.6
Japan	7.0
Switzerland	6.9
Sweden	5.9
China	5.8
Israel	4.1
France	3.5

India	3.5%
Brazil	2.7
Panama	1.3
Belgium	1.2
Italy	1.1
Thailand	1.1
Indonesia	0.8
United Arab Emirates	0.3
Other Assets, Less Liabilities	1.0

100.0%

See Portfolio of Investments beginning on page M-285 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	Perrigo Co. PLC

2.	Fresenius Medical Care A.G. & Co. KGaA

3.	Grifols S.A.

4.	Check Point Software Technologies, Ltd.

5.	Hexagon AB Class B
6.	Samsonite International S.A.

7.	Wirecard A.G.

8.	United Internet A.G.

9.	Whitbread PLC

10.	SABMiller PLC

M-282	MainStay VP International Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Edward Ramos, CFA, Carlos Garcia-Tunon, CFA, and Eve Glatt of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP International Equity Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP International Equity Portfolio returned 5.69% for Initial Class shares and 5.56% for Service Class shares. Over the same period, both share classes outperformed the 4.03% return of the MSCI ACWI® (All Country World Index) Ex U.S.,1 which is the Portfolio’s primary benchmark, and the 5.52% return of the MSCI EAFE® Index,1 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 6.42% return of the Average Lipper1 Variable Products International Multi-Cap Growth Portfolio for the six months ended June 30, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s relative performance benefited from sector and country allocation and from stock selection. The positive effects of sector allocation were driven by an overweight position relative to the MSCI ACWI® Ex U.S. in health care and underweight positions in the energy and utilities sectors. The positive effects from country allocation were driven by overweight positions relative to the Index in Ireland and Luxembourg and an underweight position in Canada. Stock selection on a country basis also helped the Portfolio’s relative performance, with notable strength in Japan, Spain and India. Stock selection on a sector basis was also positive, with the most substantial benefits coming from materials and consumer discretionary.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. were health care, materials and energy. (Contributions take weightings and total returns into account.) Health care and energy benefited mainly from favorable allocation, while materials benefited from favorable stock-selection. The Portfolio held an overweight position in the health care sector, which outperformed the MSCI ACWI® Ex U.S. The Portfolio held underweight positions in the materials and energy sectors, both of which underperformed the Index.

The sectors that detracted the most from the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. were industrials, financials and information technology. All three sectors suffered from unfavorable stock selection. The Portfolio held overweight positions in the industrials and information technology sectors, which modestly outperformed the MSCI ACWI® Ex U.S. The Portfolio held an underweight position in the financials sector, which performed essentially in line with the Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strongest positive contributions to the Portfolio’s absolute performance were Irish clinical research outsourcing provider ICON, Swiss agrochemical and seed producer Syngenta and Chinese Internet company NetEase. ICON provided positive performance as a result of strong growth and strategy execution, while Syngenta’s shares rose on the back of a takeover offer from U.S. competitor Monsanto. NetEase benefited from continuing strong growth and business momentum relative to market expectations.

The most significant detractors from the Portfolio’s relative performance were Mexican over-the-counter pharmaceutical goods producer Genomma Lab Internacional, Brazilian health insurance and benefits provider Qualicorp and German Internet payment and processing company Wirecard. Genomma Lab Internacional showed weak performance following the release of a disappointing quarterly earnings report. Qualicorp suffered from a weaker Brazilian macro backdrop and speculation regarding regulatory changes that might have a negative impact on the company. Wirecard saw valuation multiple compression as investors questioned the sustainability of the company’s solid growth record.

Did the Portfolio make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included Swiss connectivity and sensor solutions provider TE Connectivity and Chinese Internet company NetEase. Notable sales during the reporting period included German industrial gas and engineering provider Linde and U.K. specialty chemicals company Johnson Matthey.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-283

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure to the information technology and consumer discretionary sectors. Over the same period, the Portfolio reduced its exposure to the materials and industrials sectors.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the Portfolio held overweight positions relative to the MSCI ACWI® Ex U.S. in the health care, information technology and industrials sectors. As of the same date, the Portfolio held underweight positions in the financials, energy and consumer staples sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-284	MainStay VP International Equity Portfolio

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value
Common Stocks 97.8%†
Belgium 1.2%
Fagron (Health Care Providers & Services)	164,489	$6,794,247

Brazil 2.7%
Cielo S.A. (IT Services)	663,978	9,358,180
Qualicorp S.A. (Health Care Providers & Services)	830,797	5,266,800

		14,624,980

China 5.8%
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	40,966	8,155,511
Mindray Medical International, Ltd., ADR (Health Care Equipment & Supplies)	373,786	10,652,901
NetEase, Inc., ADR (Internet Software & Services)	91,949	13,320,192

		32,128,604

France 3.5%
Bureau Veritas S.A. (Professional Services)	404,492	9,316,580
Essilor International S.A. (Health Care Equipment & Supplies)	84,532	10,083,730

		19,400,310

Germany 11.1%
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	289,486	23,895,177
♦United Internet A.G. (Internet Software & Services)	420,576	18,696,549
♦Wirecard A.G. (IT Services)	490,915	18,799,630

		61,391,356

India 3.5%
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	373,411	7,611,298
Lupin, Ltd. (Pharmaceuticals)	199,755	5,894,153
Yes Bank, Ltd. (Banks)	431,534	5,724,873

		19,230,324

Indonesia 0.8%
Media Nusantara Citra Tbk PT (Media)	23,697,700	3,448,231
Tower Bersama Infrastructure Tbk PT (Wireless Telecommunication Services)	1,646,223	1,139,052

		4,587,283

Ireland 9.2%
Experian PLC (Professional Services)	822,296	14,974,657
ICON PLC (Life Sciences Tools & Services) (a)	254,134	17,103,218
Paddy Power PLC (Hotels, Restaurants & Leisure)	77,439	6,636,405

	Shares	Value
Ireland (continued)
Shire PLC (Pharmaceuticals)	152,340	$12,195,607

		50,909,887

Israel 4.1%
♦Check Point Software Technologies, Ltd. (Software) (a)	274,217	21,813,962
Strauss Group, Ltd. (Food Products) (a)	40,268	652,897

		22,466,859

Italy 1.1%
DiaSorin S.p.A. (Health Care Equipment & Supplies)	133,542	6,096,605

Japan 7.0%
CyberAgent, Inc. (Media)	157,400	7,472,272
Start Today Co., Ltd. (Internet & Catalog Retail)	434,886	12,170,483
Sysmex Corp. (Health Care Equipment & Supplies)	203,297	12,126,225
Tsuruha Holdings, Inc. (Food & Staples Retailing)	89,840	6,995,753

		38,764,733

Panama 1.3%
Copa Holdings S.A. Class A (Airlines)	89,182	7,365,541

Spain 7.6%
Almirall S.A. (Pharmaceuticals)	536,874	10,612,004
Applus Services S.A. (Professional Services) (a)	623,284	7,358,651
♦Grifols S.A. (Biotechnology)	589,117	23,729,347

		41,700,002

Sweden 5.9%
♦Hexagon AB Class B (Electronic Equipment, Instruments & Components)	552,686	20,027,730
Svenska Handelsbanken AB Class A (Banks)	834,729	12,183,840

		32,211,570

Switzerland 6.9%
DKSH Holding A.G. (Professional Services) (a)	104,289	7,540,442
Syngenta A.G. (Chemicals)	30,368	12,342,735
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	238,200	15,316,260
Tecan Group A.G. (Life Sciences Tools & Services)	24,843	2,976,005

		38,175,442

Thailand 1.1%
Kasikornbank PCL (Banks)	1,044,238	5,843,318

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-285

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
United Arab Emirates 0.3%
Al Noor Hospitals Group PLC (Health Care Providers & Services)	115,528	$1,715,396

United Kingdom 14.5%
Abcam PLC (Biotechnology)	780,303	6,350,944
Aggreko PLC (Commercial Services & Supplies)	490,645	11,093,624
ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	894,404	14,573,295
HomeServe PLC (Commercial Services & Supplies)	67,230	454,654
Intertek Group PLC (Professional Services)	276,782	10,654,895
Jardine Lloyd Thompson Group PLC (Insurance)	71,151	1,167,150
♦SABMiller PLC (Beverages)	332,881	17,281,216
♦Whitbread PLC (Hotels, Restaurants & Leisure)	234,291	18,207,696

		79,783,474

United States 10.2%
Accenture PLC Class A (IT Services)	124,793	12,077,466
♦Perrigo Co. PLC (Pharmaceuticals)	135,149	24,979,590
♦Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	5,567,400	19,176,756

		56,233,812

Total Common Stocks (Cost $455,761,473)		539,423,743

	Principal Amount	Value
Short-Term Investment 1.2%
Repurchase Agreement 1.2%
United States 1.2%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $6,404,799 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $6,710,000 and a Market Value of $6,535,708) (Capital Markets)	$6,404,799	$6,404,799

Total Short-Term Investment (Cost $6,404,799)		6,404,799

Total Investments (Cost $462,166,272) (b)	99.0%	545,828,542
Other Assets, Less Liabilities	1.0	5,445,852
Net Assets	100.0%	$551,274,394

(a)	Non-income producing security.

(b)	As of June 30, 2015, cost was $464,907,168 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$106,759,749
Gross unrealized depreciation	(25,838,375)

Net unrealized appreciation	$80,921,374

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$539,423,743	$—	$—	$539,423,743
Short-Term Investment
Repurchase Agreement	—	6,404,799	—	6,404,799

Total Investments in Securities	$539,423,743	$6,404,799	$—	$545,828,542

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2015, certain foreign securities with a market value of $342,582,329 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-286	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Airlines	$7,365,541	1.3%
Banks	23,752,031	4.3
Beverages	17,281,216	3.1
Biotechnology	30,080,291	5.5
Capital Markets	6,404,799	1.2
Chemicals	12,342,735	2.2
Commercial Services & Supplies	11,548,278	2.1
Electronic Equipment, Instruments & Components	35,343,990	6.4
Food & Staples Retailing	6,995,753	1.3
Food Products	652,897	0.1
Health Care Equipment & Supplies	38,959,461	7.1
Health Care Providers & Services	37,671,620	6.8
Hotels, Restaurants & Leisure	24,844,101	4.5
Insurance	1,167,150	0.2
Internet & Catalog Retail	12,170,483	2.2
Internet Software & Services	40,172,252	7.3
IT Services	40,235,276	7.3
Life Sciences Tools & Services	20,079,223	3.6
Media	10,920,503	2.0
Pharmaceuticals	53,681,354	9.7
Professional Services	49,845,225	9.0
Semiconductors & Semiconductor Equipment	14,573,295	2.7
Software	21,813,962	4.0
Textiles, Apparel & Luxury Goods	19,176,756	3.5
Thrifts & Mortgage Finance	7,611,298	1.4
Wireless Telecommunication Services	1,139,052	0.2

	545,828,542	99.0
Other Assets, Less Liabilities	5,445,852	1.0

Net Assets	$551,274,394	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-287

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $462,166,272)	$545,828,542
Cash denominated in foreign currencies (identified cost $5,779,160)	5,797,728
Receivables:
Dividends	1,391,295
Fund shares sold	162,080
Investment securities sold	70,972
Other assets	3,267

Total assets	553,253,884

Liabilities
Payables:
Investment securities purchased	780,800
Manager (See Note 3)	409,373
Foreign capital gains tax (See Note 2(D))	393,565
Fund shares redeemed	223,213
NYLIFE Distributors (See Note 3)	66,516
Custodian	44,430
Shareholder communication	40,542
Professional fees	20,697
Trustees	354

Total liabilities	1,979,490

Net assets	$551,274,394

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,270
Additional paid-in capital	549,723,079

549,762,349
Undistributed net investment income	5,344,293
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(87,121,603)
Net unrealized appreciation (depreciation) on investments (b)	83,296,055
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(6,700)

Net assets	$551,274,394

Initial Class
Net assets applicable to outstanding shares	$234,093,070

Shares of beneficial interest outstanding	16,581,348

Net asset value per share outstanding	$14.12

Service Class
Net assets applicable to outstanding shares	$317,181,324

Shares of beneficial interest outstanding	22,688,394

Net asset value per share outstanding	$13.98

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $366,215.

M-288	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$6,155,464

Expenses
Manager (See Note 3)	2,413,522
Distribution and service—Service Class (See Note 3)	395,113
Custodian	71,379
Shareholder communication	39,183
Professional fees	35,651
Trustees	4,792
Miscellaneous	13,433

Total expenses	2,973,073

Net investment income (loss)	3,182,391

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	14,297,254
Foreign currency transactions	(470,966)

Net realized gain (loss) on investments and foreign currency transactions	13,826,288

Net change in unrealized appreciation (depreciation) on:
Investments (c)	12,363,201
Translation of other assets and liabilities in foreign currencies	89,460

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	12,452,661

Net realized and unrealized gain (loss) on investments and foreign currency transactions	26,278,949

Net increase (decrease) in net assets resulting from operations	$29,461,340

(a)	Dividends recorded net of foreign withholding taxes in the amount of $474,995.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $264,146.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of change in foreign capital gains tax in the amount of $557,006.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-289

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,182,391	$3,904,139
Net realized gain (loss) on investments and foreign currency transactions	13,826,288	9,982,142
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	12,452,661	(30,161,090)

Net increase (decrease) in net assets resulting from operations	29,461,340	(16,274,809)

Dividends to shareholders:
From net investment income:
Initial Class	—	(1,608,637)
Service Class	—	(1,447,483)

Total dividends to shareholders	—	(3,056,120)

Capital share transactions:
Net proceeds from sale of shares	32,662,240	105,116,955
Net asset value of shares issued to shareholders in reinvestment of dividends	—	3,056,120
Cost of shares redeemed	(38,213,911)	(86,495,418)

Increase (decrease) in net assets derived from capital share transactions	(5,551,671)	21,677,657

Net increase (decrease) in net assets	23,909,669	2,346,728

Net Assets
Beginning of period	527,364,725	525,017,997

End of period	$551,274,394	$527,364,725

Undistributed net investment income at end of period	$5,344,293	$2,161,902

M-290	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$13.36		$13.81	$12.14	$10.34	$12.82	$12.63

Net investment income (loss)	0.09	(a)	0.12 (a)	0.10 (a)	0.13 (a)	0.29 (a)	0.29	(b)
Net realized and unrealized gain (loss) on investments	0.68		(0.44)	1.72	1.86	(2.35)	0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.04)	(0.00)‡	0.02	(0.02)	0.01

Total from investment operations	0.76		(0.36)	1.82	2.01	(2.08)	0.60

Less dividends:
From net investment income	—		(0.09)	(0.15)	(0.21)	(0.40)	(0.41)

Net asset value at end of period	$14.12		$13.36	$13.81	$12.14	$10.34	$12.82

Total investment return	5.69	%(c)	(2.62%)	15.11%	19.48%	(16.04%)	4.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33	%††	0.85%	0.78%	1.14%	2.40%	2.34	%(b)
Net expenses	0.95	%††	0.95%	0.95%	0.95%	0.95%	0.98%
Portfolio turnover rate	18%		38%	34%	42%	101%	42%
Net assets at end of period (in 000’s)	$234,093		$217,936	$208,807	$180,124	$147,740	$265,519

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$13.24		$13.70	$12.04	$10.26	$12.72	$12.54

Net investment income (loss)	0.07	(a)	0.08 (a)	0.07 (a)	0.10 (a)	0.26 (a)	0.23	(b)
Net realized and unrealized gain (loss) on investments	0.68		(0.44)	1.71	1.84	(2.33)	0.32
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.04)	(0.00)‡	0.02	(0.02)	0.01

Total from investment operations	0.74		(0.40)	1.78	1.96	(2.09)	0.56

Less dividends:
From net investment income	—		(0.06)	(0.12)	(0.18)	(0.37)	(0.38)

Net asset value at end of period	$13.98		$13.24	$13.70	$12.04	$10.26	$12.72

Total investment return	5.59	%(c)(d)	(2.86%)	14.82%	19.18%	(16.25%)	4.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05	%††	0.60%	0.55%	0.88%	2.17%	2.10	%(b)
Net expenses	1.20	%††	1.20%	1.20%	1.20%	1.20%	1.23%
Portfolio turnover rate	18%		38%	34%	42%	101%	42%
Net assets at end of period (in 000’s)	$317,181		$309,428	$316,211	$275,852	$255,937	$298,008

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-291

MainStay VP Janus Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	0.78%	4.23%	10.24%	0.59%
Service Class Shares	0.66	3.97	9.96	0.84

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
S&P 500® Index[3]	1.23%	7.42%	15.58%
Barclays U.S. Aggregate Bond Index[3]	–0.10	1.86	2.19
Barclays U.S. Government/Credit Bond Index[3]	–0.30	1.69	2.23
Janus Balanced Composite Index[3]	0.73	5.00	9.50
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	1.41	2.05	4.89

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-292	MainStay VP Janus Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015, to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,007.80	$2.89	$1,021.90	$2.91

Service Class Shares	$1,000.00	$1,006.60	$4.13	$1,020.70	$4.16

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-293

Portfolio Composition as of June 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-299 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.375%–2.75%, due 5/31/16–5/15/25

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–7.00%, due 1/1/25–3/1/45

3.	Apple, Inc.

4.	MasterCard, Inc. Class A

5.	Blackstone Group L.P. (The)

6.	AbbVie, Inc.

7.	NIKE, Inc. Class B

8.	Microsoft Corp.

9.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–6.00%, due 1/15/32–6/15/44

10.	Bristol-Myers Squibb Co.

M-294	MainStay VP Janus Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers E. Marc Pinto, CFA, and R. Gibson Smith of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Balanced Fund perform relative to its benchmarks and peers for the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Janus Balanced Portfolio returned 0.78% for Initial Class shares and 0.66% for Service Class shares. Over the same period, both share classes underperformed the 1.23% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark. Both share classes outperformed the –0.10% return of Barclays U.S. Aggregate Bond Index,1 which is a secondary benchmark of the Portfolio, and the –0.30% return of the Barclays U.S. Government/Credit Bond Index,1 which is an additional benchmark of the Portfolio, for the six months ended June 30, 2015. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the 0.73% return of the Janus Balanced Composite Index,1 which is an additional benchmark of the Portfolio. Both share classes underperformed the 1.41% return of the Average Lipper1 Variable Products Mixed-Asset Target Allocation Moderate Portfolio for the same period.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio underperformed the S&P 500® Index largely because of differences in the makeup of the Portfolio and its primary benchmark. The Portfolio has a substantial allocation to fixed-income securities, unlike the S&P 500® Index, which consists entirely of large-capitalization stocks. During the reporting period, fixed-income securities generally underperformed large-cap stocks. The average equity allocation in the Portfolio remained roughly in line with that of the Janus Balanced Composite Index. Given the slow, but steady gains in equities—prior to the June pullback—this positioning largely benefited the Portfolio. Volatility within fixed-income markets early in the reporting period was a primary factor in our defensive positioning. As a consequence, yield curve2 positioning was a main contributor to overall performance in the fixed-income portion of the Portfolio.

Which sectors were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which sectors were particularly weak?

The equity portion of the Portfolio underperformed the Portfolio’s primary benchmark, the S&P 500® Index, during the reporting period. Industrial, consumer discretionary and energy holdings in the equity portion of the Portfolio weighed on relative performance, while stock selection in the financials sector, an overweight position in the health care sector and a zero weight in the utilities sector aided relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

In the equity portion of the Portfolio, alternative asset manager Blackstone Group was the strongest positive contributor to absolute performance. The company manages corporate private equity funds, real estate funds, credit funds and other investment vehicles. We believed Blackstone to be an elite alternative asset manager that might be able to continue to increase its assets under management, driven by strong historical performance and demand for its existing strategies.

Chemical company LyondellBasell Industries was another strong equity performer. The company converts liquid and gaseous hydrocarbon feedstock into plastic resins and other chemicals. LyondellBasell has had a cost advantage since the primary input to its production process is natural gas, a commodity that has experienced considerable price pressure because of excess supply. We also liked the global supply/demand dynamics for ethylene, one of the company’s primary products.

Diversified health care benefits company Aetna also was a strong contributor in the equity portion of the Portfolio. The company offers a range of traditional and consumer-directed health insurance products and related services. We viewed the advent of health insurance exchanges as an opportunity and not a threat to Aetna in light of the company’s low exposure to the individual and small group market, strong brand and potentially low-priced offerings. Additionally, we

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-295

believed that Aetna would build its market share in the large group business market through its industry-leading accountable care solutions (ACS) initiative, which allows companies to lower the cost of management for employees.

The most substantial detractor from absolute performance in the equity portion of the Portfolio was United Continental Holdings, which is one of the world’s largest airline carriers. The company reported consensus-beating first-quarter earnings that were not enough to outweigh industrywide concerns over capacity. During the reporting period, a leading competitor announced that it was slightly raising capacity, igniting fear that the recent discipline exercised by industry leaders may possibly fray. We believed that the increase in available seat miles had been meager compared to previous cycles when the industry subjected itself to debilitating overcapacity. In our view, however, the company has significant upside potential. Returns on invested capital are rising and we believe that they are likely to get better as the company improves its operations following its merger with Continental. Moreover, the airline has pricing power for the first time in years, because of capacity reductions in the industry.

During the reporting period, rail volumes in general remained weak, and rail company Union Pacific detracted from absolute performance in the equity portion of the Portfolio. The company suffered from lower coal shipping volume and agricultural oversupply. We favored management’s efforts to streamline operations and to return more capital to shareholders. Despite the company’s drag on absolute performance in the equity portion of the Portfolio, we maintained a positive view of Union Pacific because the company transports a more diversified mix of products than several of its peers. Both intermodal and automobile transport stand to gain, in our view, if U.S. consumption steadily increases. We expected that agricultural shipments would pick up after a soft spot. We also favor management’s efforts to streamline the company’s operations and to return more capital to shareholders.

Diversified materials company E. I. duPont de Nemours (DuPont) successfully defeated a proxy fight by activist investor Nelson Peltz to win seats on the company’s board. Shares sold off, however, on concerns that there was then less pressure for DuPont to pursue aggressive cost reductions or to break up the company to unlock unrealized potential value. The company had also been affected by softness in the agriculture cycle. As a result, DuPont was a weak contributor to the absolute performance of the equity portion of the Portfolio. We liked DuPont’s significant presence in emerging markets, as well as its reasonable valuation and high dividend yield. In our opinion, DuPont had a good track record of investing prudently in research and development to drive value through innovation. We also liked the company’s intense focus on cost and capital control.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

We established a new position in pharmaceutical company Allergan, which had recently joined with Actavis to better compete in a rapidly consolidating industry. We believe that Allergan is well positioned to be a significant player because of this union. Our end-of-period weighting in Allergan was 2.86% of the Portfolio. Staying within the health care sector, we established a position in Regeneron Pharmaceuticals, which represented 1.34% of the Portfolio at the end of the reporting period. We were attracted to Regeneron, in part, because of its eye drug Eylea, a treatment of diabetic macular edema. The drug is already approved for age-related macular degeneration. The company has also announced positive data on new treatments in its pipeline for asthma and rheumatoid arthritis. We sold our stock in industrial company Precision Castparts, which accounted for 2.56% of the Portfolio in December 2014. The sale came in the wake of a negative-earnings preannouncement for the second successive quarter. Management cited weak pricing and volumes, primarily because of the company’s oil and gas and power pipe business. We also exited CBS Corp. Its weighting at the end of December had been 2.49%. We sold the stock as it approached our price target and the outlook for advertising, which constitutes half of the company’s revenues, continued to deteriorate.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

At the sector level, we raised our technology allocation from 17.12% to 21.46% of net assets in the equity portion of the Portfolio. We raised health care from 17.56% to 21.24%. On the other side, we lowered our industrials allocation from 16.54% to 11.83% of net assets in the equity portion of the Portfolio and our consumer discretionary allocation from 17.37% to 14.41%.

M-296	MainStay VP Janus Balanced Portfolio

How was the equity portion of the Portfolio positioned at the end of the reporting period?

Our largest sector allocations were in technology and health care, which represented 21.46% and 21.24% of net assets in the equity portion of the Portfolio, respectively. Both of these were overweight relative to the S&P 500® Index. We maintained a zero weight in utilities and a significant underweight of 0.32% in telecommunication services in the equity portion of the Portfolio.

What was the duration3 strategy of the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio ended the reporting period with a duration that was shorter than the duration of the Barclays U.S. Aggregate Index. At the start of the reporting period, we were slightly long relative to the duration of this benchmark. We shortened our relative duration over the course of the reporting period because of market volatility, the potential for yield-curve4 steepening and what we considered to be an illiquid environment. In such conditions, we considered it prudent to increase the Portfolio’s allocation to short-duration fixed-income securities and increase our cash holdings and maintain this defensive posture until we gained further clarity regarding the multiple risk factors that we continued to monitor. At the end of the reporting period, the duration of the fixed-income portion of the Portfolio was 5.12 years.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

We have been monitoring multiple factors that could affect the fixed-income environment. Chief among these remained the timing and pace of the Federal Reserve’s interest-rate hikes. Data suggest that the central bank is moving toward achieving its dual mandate of price stability and full employment. Strong gains in payrolls have resumed, and wage growth has shown signs of accelerating. Rates have yet to rise, as the Federal Reserve has made clear its objective of achieving sustainable growth.

The dollar remains one of our wild cards. Deterioration in the Greek economic crisis or a deceleration in non-U.S. economies could send investors fleeing back toward dollar-denominated assets, forcing a resumption in the currency’s march upward and keeping a lid on inflation. In a nod to this scenario, the Federal Reserve has acknowledged its consideration of international developments as it charts its path forward. On the other hand, we understood that any upside surprise in global growth could put pressure on fixed-income securities, as we believed that such a scenario had not yet been priced into the market.

During the reporting period, which market segments made the strongest positive contributions to the relative performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

The outperformance of the fixed-income portion of the Portfolio relative to the Barclays U.S. Aggregate Bond Index was driven by security selection. Our position in high-yield corporate credit compensated the Portfolio for holding this out-of-benchmark allocation. Within high yield, yield-curve positioning was minimal, spread5 carry (the excess income generated by holding a particular security) contributed positively, while asset allocation relative to the benchmark hurt performance. Yield-curve positioning in investment-grade corporate credits and U.S. Treasury securities contributed positively to relative performance. The corporate sector that contributed the most to relative performance was banking because of security selection and spread carry.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio purchased corporate credit of software company Actavis, health care equipment & supplies company Zimmer Biomet Holdings, data analytics and risk management company Verisk Analytics and construction materials company Vulcan Materials. In the fixed-income portion of the Portfolio, sales during the reporting period included automaker

3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to securities or asset classes that typically trade at a spread to comparable U.S. Treasury securities.

M-297

General Motors, banking companies Morgan Stanley and Citigroup, and oil & gas company California Resources. During the reporting period, the fixed-income portion of the Portfolio also purchased securitized positions of Fannie Mae and Freddie Mac.

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

At the beginning of the reporting period, the fixed-income portion of the Portfolio had an allocation to U.S. Treasury securities that represented 13.47% of the entire Portfolio. By June 30, 2015, this allocation had risen to 16.1%—or 35.85% of the fixed-income portion of the Portfolio. During the reporting period our allocation to corporate credits reached its lowest level since the financial crisis. By the end of the reporting period, this allocation had risen slightly to 40.38% of the fixed-income portion of the Portfolio. At the end of the reporting period, the fixed-income portion of the Portfolio had a 17.53% allocation to mortgage-backed securities, which was underweight relative to the Barclays U.S. Aggregate Bond Index.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the fixed-income portion of the Portfolio was as defensively positioned, as it had been for quite some time. Illiquidity, rising rates, suppressed volatility and shareholder-friendly initiative were all factors in our decision to take this defensive posture. Our central tenets as fixed-income investment managers are capital preservation and risk-adjusted returns. For this reason, we increased our U.S. Treasury security allocation and shortened the duration of the fixed-income portion of the Portfolio. For the same reason we lowered our credit allocation and remained focused on companies that in our view are higher quality and have proven management teams with track records of balance-sheet discipline.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-298	MainStay VP Janus Balanced Portfolio

Portfolio of Investments June 30, 2015 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 42.7%† Asset-Backed Securities 1.1%
Automobile 0.3%
AmeriCredit Automobile Receivables Trust Series 2012-4, Class D 2.68%, due 10/9/18	$984,000	$1,002,271
Series 2015-2, Class D 3.00%, due 6/8/21	467,000	467,782
Series 2013-4, Class D 3.31%, due 10/8/19	317,000	325,282
Santander Drive Auto Receivables Trust Series 2012-6, Class D 2.52%, due 9/17/18	375,000	376,909
Series 2015-1, Class D 3.24%, due 4/15/21	507,000	509,850
Series 2012-5, Class D 3.30%, due 9/17/18	395,000	403,478

		3,085,572

Other ABS 0.8%
Applebee’s/IHOP Funding LLC Series 2014-1, Class A2 4.277%, due 9/5/44 (a)	3,092,000	3,134,048
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 4.474%, due 3/20/43 (a)	1,526,675	1,550,296
DB Master Finance LLC Series 2015-1A, Class A2I 3.262%, due 2/20/45 (a)	478,800	480,614
Domino’s Pizza Master Issuer LLC Series 2012-1A, Class A2 5.216%, due 1/25/42 (a)	879,288	907,619
Wendy’s Funding LLC Series 2015-1A, Class A2I 3.371%, due 6/15/45 (a)	1,683,000	1,680,470

		7,753,047

Total Asset-Backed Securities (Cost $10,788,774)		10,838,619

Corporate Bonds 16.3%
Aerospace & Defense 0.2%
Exelis, Inc. 4.25%, due 10/1/16	868,000	895,788
5.55%, due 10/1/21	393,000	432,423
Harris Corp. 3.832%, due 4/27/25	355,000	345,085
5.054%, due 4/27/45	538,000	512,561

		2,185,857

	Principal Amount	Value
Airlines 0.1%
Southwest Airlines Co. 5.125%, due 3/1/17	$653,000	$692,881

Auto Manufacturers 0.5%
General Motors Co. 3.50%, due 10/2/18	709,000	732,049
4.875%, due 10/2/23	3,607,000	3,802,763
6.25%, due 10/2/43	300,000	334,666
General Motors Financial Co., Inc. 3.25%, due 5/15/18	384,000	392,734

		5,262,212

Auto Parts & Equipment 0.2%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (a)	261,000	268,109
Schaeffler Finance B.V. 4.25%, due 5/15/21 (a)	378,000	368,550
ZF North America Capital, Inc. 4.00%, due 4/29/20 (a)	408,000	407,490
4.50%, due 4/29/22 (a)	214,000	209,624
4.75%, due 4/29/25 (a)	408,000	394,997

		1,648,770

Banks 1.8%
Bank of America Corp. 8.00%, due 7/29/49 (b)	887,000	935,785
CIT Group, Inc. 4.25%, due 8/15/17	2,037,000	2,067,555
5.50%, due 2/15/19 (a)	1,626,000	1,695,105
Citigroup, Inc. 5.80%, due 11/29/49 (b)	523,000	524,308
Goldman Sachs Group, Inc. (The) 5.625%, due 1/15/17	359,000	380,151
Intesa Sanpaolo S.p.A. 5.017%, due 6/26/24 (a)	933,000	906,451
Morgan Stanley 5.55%, due 12/29/49 (b)	941,000	934,178
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	866,000	868,421
5.125%, due 5/28/24	2,525,000	2,521,927
6.00%, due 12/19/23	1,255,000	1,328,960
6.10%, due 6/10/23	1,673,000	1,778,795
Santander UK PLC 5.00%, due 11/7/23 (a)	2,364,000	2,419,043
SVB Financial Group 5.375%, due 9/15/20	966,000	1,076,449
Zions Bancorporation 5.80%, due 12/29/49 (b)	1,410,000	1,341,262

		18,778,390

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-299

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 0.4%
Hanson, Ltd. 6.125%, due 8/15/16	$881,000	$917,562
Martin Marietta Materials, Inc. 4.25%, due 7/2/24	528,000	534,503
Owens Corning 4.20%, due 12/1/24	407,000	399,498
Vulcan Materials Co. 4.50%, due 4/1/25	1,597,000	1,593,008
7.00%, due 6/15/18	463,000	523,190
7.50%, due 6/15/21	339,000	389,850

		4,357,611

Chemicals 0.5%
Albemarle Corp. 4.15%, due 12/1/24	1,290,000	1,285,835
5.45%, due 12/1/44	1,061,000	1,061,953
Ashland, Inc. 6.875%, due 5/15/43	666,000	675,990
LyondellBasell Industries N.V. 4.625%, due 2/26/55	1,147,000	1,010,097
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	1,043,000	1,086,024

		5,119,899

Commercial Services 0.7%
UBM PLC 5.75%, due 11/3/20 (a)	1,016,000	1,096,363
Verisk Analytics, Inc. 4.00%, due 6/15/25	1,812,000	1,774,499
4.125%, due 9/12/22	593,000	603,814
4.875%, due 1/15/19	645,000	689,504
5.50%, due 6/15/45	979,000	962,844
5.80%, due 5/1/21	2,262,000	2,544,965

		7,671,989

Computers 0.7%
Cadence Design Systems, Inc. 4.375%, due 10/15/24	1,686,000	1,691,405
Seagate HDD Cayman 4.75%, due 6/1/23	358,000	363,609
4.75%, due 1/1/25 (a)	3,334,000	3,313,503
4.875%, due 6/1/27 (a)	887,000	862,223
5.75%, due 12/1/34 (a)	1,116,000	1,098,837

		7,329,577

Diversified Financial Services 0.5%
Carlyle Holdings Finance LLC 3.875%, due 2/1/23 (a)	558,000	563,962
GE Capital Trust I 6.375%, due 11/15/67 (b)	692,000	739,056

	Principal Amount	Value
Diversified Financial Services (continued)
General Electric Capital Corp. 6.25%, due 12/29/49 (b)	$1,300,000	$1,421,875
6.375%, due 11/15/67 (b)	459,000	493,425
7.125%, due 12/29/49 (b)	400,000	461,500
Goldman Sachs Capital I 6.345%, due 2/15/34	1,650,000	1,913,736

		5,593,554

Electric 0.2%
PPL WEM, Ltd. / Western Power Distribution, Ltd. 3.90%, due 5/1/16 (a)	682,000	695,645
5.375%, due 5/1/21 (a)	849,000	939,134

		1,634,779

Electrical Components & Equipment 0.2%
Molex Electronic Technologies LLC 2.878%, due 4/15/20 (a)	421,000	414,539
3.90%, due 4/15/25 (a)	1,683,000	1,630,746

		2,045,285

Electronics 0.3%
FLIR Systems, Inc. 3.75%, due 9/1/16	1,109,000	1,136,839
Thermo Fisher Scientific, Inc. 3.30%, due 2/15/22	485,000	479,268
Trimble Navigation, Ltd. 4.75%, due 12/1/24	1,941,000	1,943,621

		3,559,728

Engineering & Construction 0.1%
SBA Tower Trust 2.933%, due 12/15/42 (a)	647,000	656,552

Finance—Auto Loans 0.2%
Ally Financial, Inc. 4.125%, due 3/30/20	989,000	987,141
4.625%, due 5/19/22	739,000	729,762
8.00%, due 12/31/18	182,000	203,158

		1,920,061

Finance—Consumer Loans 0.1%
Synchrony Financial 3.00%, due 8/15/19	1,118,000	1,125,958

Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (b)	1,105,000	1,136,935
Discover Financial Services 3.75%, due 3/4/25	755,000	720,896
3.95%, due 11/6/24	354,000	343,971

		2,201,802

M-300	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Investment Banker/Broker 1.3%
Charles Schwab Corp. (The) 3.00%, due 3/10/25	$646,000	$633,640
7.00%, due 8/29/49 (b)	852,000	989,547
E*TRADE Financial Corp. 4.625%, due 9/15/23	1,409,000	1,384,343
5.375%, due 11/15/22	1,111,000	1,138,775
Lazard Group LLC 4.25%, due 11/14/20	1,072,000	1,127,165
6.85%, due 6/15/17	49,000	53,529
Raymond James Financial, Inc. 4.25%, due 4/15/16	1,336,000	1,369,391
5.625%, due 4/1/24	2,911,000	3,238,202
Stifel Financial Corp. 4.25%, due 7/18/24	730,000	721,285
TD Ameritrade Holding Corp. 2.95%, due 4/1/22	894,000	886,407
3.625%, due 4/1/25	1,851,000	1,879,777

		13,422,061

Finance—Leasing Companies 0.2%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.625%, due 7/1/22	498,000	499,245
LeasePlan Corp. N.V. 2.50%, due 5/16/18 (a)	1,903,000	1,905,797

		2,405,042

Food 0.5%
H.J. Heinz Co. 2.80%, due 7/2/20 (a)	614,000	614,478
3.50%, due 7/15/22 (a)	527,000	528,236
Smithfield Foods, Inc. 5.25%, due 8/1/18 (a)	185,000	187,775
Tyson Foods, Inc. 6.60%, due 4/1/16	787,000	817,079
WM Wrigley Jr Co. 2.40%, due 10/21/18 (a)	1,596,000	1,618,673
3.375%, due 10/21/20 (a)	1,236,000	1,273,667

		5,039,908

Forest Products & Paper 0.2%
Georgia-Pacific LLC 3.163%, due 11/15/21 (a)	1,550,000	1,568,854
3.60%, due 3/1/25 (a)	790,000	782,250

		2,351,104

Gas 0.1%
NGL Energy Partners, L.P. / NGL Energy Finance Corp. 5.125%, due 7/15/19	1,009,000	1,006,478

	Principal Amount	Value
Health Care—Products 0.5%
Becton, Dickinson and Co. 1.80%, due 12/15/17	$876,000	$876,107
Life Technologies Corp. 5.00%, due 1/15/21	261,000	287,140
6.00%, due 3/1/20	661,000	743,533
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	1,005,000	1,000,028
3.15%, due 4/1/22	1,188,000	1,168,583
3.55%, due 4/1/25	1,369,000	1,322,710

		5,398,101

Health Care—Services 0.4%
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (a)	1,257,000	1,332,420
HCA, Inc. 3.75%, due 3/15/19	520,000	523,900
Laboratory Corporation of America Holdings 3.20%, due 2/1/22	973,000	959,275
3.60%, due 2/1/25	971,000	928,674

		3,744,269

Home Builders 0.3%
D.R. Horton, Inc. 3.75%, due 3/1/19	716,000	721,370
4.75%, due 5/15/17	331,000	343,412
MDC Holdings, Inc. 5.50%, due 1/15/24	818,000	803,685
Toll Brothers Finance Corp. 4.00%, due 12/31/18	340,000	346,800
4.375%, due 4/15/23	188,000	184,240
5.875%, due 2/15/22	284,000	304,590

		2,704,097

Insurance 0.3%
CNO Financial Group, Inc. 4.50%, due 5/30/20	241,000	244,615
5.25%, due 5/30/25	686,000	697,113
Primerica, Inc. 4.75%, due 7/15/22	1,622,000	1,730,481
Voya Financial, Inc. 5.65%, due 5/15/53 (b)	660,000	674,025

		3,346,234

Investment Management/Advisory Services 0.4%
Ameriprise Financial, Inc. 7.518%, due 6/1/66 (b)	1,741,000	1,741,000
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.875%, due 4/15/45 (a)	1,082,000	981,069
5.875%, due 3/15/22 (a)	999,000	1,067,681

		3,789,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-301

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel 0.1%
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	$857,000	$843,071

Lodging 0.0%‡
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.25%, due 5/30/23 (a)	474,000	436,080

Machinery—Diversified 0.1%
CNH Industrial Capital LLC 3.625%, due 4/15/18	549,000	549,000

Oil & Gas 0.9%
Chesapeake Energy Corp. 4.875%, due 4/15/22	1,119,000	970,732
5.375%, due 6/15/21	757,000	685,085
Chevron Corp. 1.345%, due 11/15/17	708,000	710,879
Cimarex Energy Co. 4.375%, due 6/1/24	1,950,000	1,925,976
5.875%, due 5/1/22	1,992,000	2,131,440
Devon Energy Corp. 2.25%, due 12/15/18	794,000	796,152
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25 (a)	1,388,000	1,432,816
Motiva Enterprises LLC 5.75%, due 1/15/20 (a)	706,000	776,264

		9,429,344

Oil & Gas Services 0.2%
Oceaneering International, Inc. 4.65%, due 11/15/24	1,906,000	1,904,254

Pharmaceuticals 0.7%
Actavis Funding SCS 2.45%, due 6/15/19	104,000	103,585
3.00%, due 3/12/20	1,348,000	1,351,057
3.80%, due 3/15/25	1,562,000	1,534,387
3.85%, due 6/15/24	269,000	265,758
4.55%, due 3/15/35	741,000	704,522
4.75%, due 3/15/45	556,000	529,342
4.85%, due 6/15/44	239,000	230,586
Omnicare, Inc. 4.75%, due 12/1/22	410,000	434,600
5.00%, due 12/1/24	549,000	590,175
Valeant Pharmaceuticals International, Inc. 5.875%, due 5/15/23 (a)	552,000	565,800
6.125%, due 4/15/25 (a)	552,000	567,870

		6,877,682

	Principal Amount	Value
Pipelines 1.0%
DCP Midstream Operating, L.P. 3.875%, due 3/15/23	$725,000	$669,840
4.95%, due 4/1/22	1,327,000	1,308,663
5.60%, due 4/1/44	309,000	275,596
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	492,000	505,658
EnLink Midstream Partners, L.P. 4.40%, due 4/1/24	731,000	732,967
5.60%, due 4/1/44	555,000	539,251
Kinder Morgan Energy Partners, L.P. 4.30%, due 5/1/24	479,000	472,698
5.00%, due 10/1/21	481,000	508,967
Kinder Morgan, Inc. 6.50%, due 9/15/20	58,000	66,323
7.75%, due 1/15/32	555,000	636,059
Phillips 66 Partners, L.P. 3.605%, due 2/15/25	292,000	274,804
Plains All American Pipeline, L.P. / PAA Finance Corp. 3.95%, due 9/15/15	951,000	956,385
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,152,000	1,217,473
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.125%, due 11/15/19 (a)	809,000	800,910
Western Gas Partners, L.P. 5.375%, due 6/1/21	1,619,000	1,747,552

		10,713,146

Real Estate 0.3%
Jones Lang LaSalle, Inc. 4.40%, due 11/15/22	1,075,000	1,102,615
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	1,194,000	1,188,030
Post Apartment Homes, L.P. 4.75%, due 10/15/17	653,000	695,793

		2,986,438

Real Estate Investment Trusts 0.7%
Alexandria Real Estate Equities, Inc. 2.75%, due 1/15/20	784,000	776,027
4.50%, due 7/30/29	721,000	722,363
4.60%, due 4/1/22	1,329,000	1,400,015
Reckson Operating Partnership, L.P. 6.00%, due 3/31/16	395,000	407,979
Retail Opportunity Investments Partnership, L.P. 4.00%, due 12/15/24	379,000	374,989
5.00%, due 12/15/23	218,000	228,732
Senior Housing Properties Trust 6.75%, due 4/15/20	321,000	360,477
6.75%, due 12/15/21	353,000	401,821

M-302	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
SL Green Realty Corp. 5.00%, due 8/15/18	$738,000	$790,147
7.75%, due 3/15/20	1,423,000	1,695,402

		7,157,952

Retail 0.3%
1011778 B.C. ULC / New Red Finance, Inc. 4.625%, due 1/15/22 (a)	1,056,000	1,040,160
Brinker International, Inc. 3.875%, due 5/15/23	1,710,000	1,667,305
Macy’s Retail Holdings, Inc. 5.90%, due 12/1/16	515,000	548,705

		3,256,170

Semiconductors 0.3%
TSMC Global, Ltd. 1.625%, due 4/3/18 (a)	2,579,000	2,549,494

Software 0.1%
Autodesk, Inc. 3.60%, due 12/15/22	497,000	494,377
Fidelity National Information Services, Inc. 5.00%, due 3/15/22	220,000	232,225
Fiserv, Inc. 3.125%, due 10/1/15	629,000	632,346

		1,358,948

Telecommunications 0.1%
Sprint Corp. 7.25%, due 9/15/21	782,000	762,450

Textiles 0.1%
Cintas Corp. No 2 2.85%, due 6/1/16	437,000	442,588
4.30%, due 6/1/21	482,000	519,956

		962,544

Transportation 0.1%
Asciano Finance, Ltd. 3.125%, due 9/23/15 (a)	196,000	196,797
JB Hunt Transport Services, Inc. 3.375%, due 9/15/15	1,090,000	1,095,480

		1,292,277

Trucking & Leasing 0.2%
Penske Truck Leasing Co., L.P. / PTL Finance Corp. 2.50%, due 6/15/19 (a)	691,000	684,407
3.375%, due 3/15/18 (a)	1,005,000	1,035,785

	Principal Amount	Value
Trucking & Leasing (continued)
Penske Truck Leasing Co., L.P. / PTL Finance Corp. (continued)
4.25%, due 1/17/23 (a)	$551,000	$558,390
4.875%, due 7/11/22 (a)	120,000	126,806

		2,405,388

Total Corporate Bonds (Cost $167,702,889)		168,476,187

Loan Assignments 0.5% (c)
Media 0.1%
Tribune Media Co. Term Loan 3.75%, due 12/27/20	628,046	627,784

Retail 0.0%‡
Staples, Inc. Term Loan B TBD, due 4/7/21	318,000	317,382

Semiconductors 0.3%
Avago Technologies Cayman, Ltd. USD Term Loan B 3.75%, due 5/6/21	3,439,762	3,443,281

Software 0.1%
IMS Health, Inc. New USD Term Loan 3.50%, due 3/17/21	961,821	954,607

Total Loan Assignments (Cost $5,346,704)		5,343,054

Mortgage-Backed Securities 1.7%
Agency Collateral (Collateralized Mortgage Obligation) 0.1%
FREMF Mortgage Trust Series 2010-KSCT, Class B 2.00%, due 1/25/20 (a)(d)	1,093,387	974,868

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.4%
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F 3.716%, due 4/14/33 (a)(e)	591,000	521,318
Banc of America Commercial Mortgage Trust Series 2006-6, Class AJ 5.421%, due 10/10/45	210,000	216,368
Series 2007-5, Class AM 5.772%, due 2/10/51 (b)	58,153	61,163

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-303

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CGBAM Commercial Mortgage Trust Series 2014-HD, Class E 3.186%, due 2/15/31 (a)(b)	$208,000	$208,045
Commercial Mortgage Trust Series 2007-C9, Class AJ 5.65%, due 12/10/49 (b)	313,408	327,447
Series 2007-C9, Class C 5.796%, due 12/10/49 (e)	67,739	70,279
Series 2007-GG11, Class AM 5.867%, due 12/10/49 (e)	2,963,142	3,178,414
Core Industrial Trust Series 2015-TEXW, Class E 3.849%, due 2/10/34 (a)(e)	630,000	591,392
GAHR Commercial Mortgage Trust Series 2015-NRF, Class DFX 3.495%, due 12/15/19 (a)(e)	324,000	317,400
GS Mortgage Securities Trust Series 2013-NYC5, Class E 3.649%, due 1/10/30 (a)(e)	383,000	387,698
Hilton USA Trust Series 2013-HLT, Class DFX 4.407%, due 11/5/30 (a)	369,000	372,202
Series 2013-HLT, Class EFX 4.453%, due 11/5/30 (a)(e)	572,000	579,733
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-CSMO, Class B 1.986%, due 1/15/32 (a)(b)	425,000	423,643
Series 2014-FBLU, Class D 2.786%, due 12/15/28 (a)(b)	216,000	216,271
Series 2014-FBLU, Class E 3.682%, due 12/15/28 (a)(b)	261,000	260,876
Series 2015-CSMO, Class E 4.136%, due 1/15/32 (a)(b)	367,000	367,986
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, due 2/15/40 (b)	347,000	363,969
Starwood Retail Property Trust Series 2014-STAR, Class D 3.25%, due 11/15/27 (a)(b)	882,000	881,577
Series 2014-STAR, Class E 4.15%, due 11/15/27 (a)(b)	526,000	525,727
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AM 5.383%, due 12/15/43	1,400,200	1,471,344
Series 2007-C31, Class AJ 5.66%, due 4/15/47 (e)	1,156,133	1,185,796

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wachovia Bank Commercial Mortgage Trust (continued)
Series 2007-C33, Class AJ 6.15%, due 2/15/51 (e)	$422,843	$437,147
Wells Fargo Commercial Mortgage Trust Series 2014-TISH, Class WTS1 2.436%, due 2/15/27 (a)(b)	364,000	361,316
Series 2014-TISH, Class SCH1 2.936%, due 1/15/27 (a)(b)	283,000	280,977
Series 2014-TISH, Class WTS2 3.436%, due 2/15/27 (a)(b)	136,000	134,740

		13,742,828

Whole Loan Collateral (Collateralized Mortgage Obligations) 0.2%
American Tower Trust I Series-13, Class 1A 1.551%, due 3/15/43 (a)	928,000	923,336
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M2 2.385%, due 3/25/25 (b)	785,000	779,365
Series 2014-DN4, Class M2 2.585%, due 10/25/24 (b)	250,000	250,898
Series 2014-HQ3, Class M2 2.835%, due 10/25/24 (b)	260,000	262,847

		2,216,446

Total Mortgage-Backed Securities (Cost $17,179,102)		16,934,142

U.S. Government & Federal Agencies 23.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.8%
3.50%, due 7/1/29	564,278	595,072
3.50%, due 2/1/44	713,816	736,818
4.00%, due 8/1/44	224,634	239,957
4.50%, due 1/1/41	491,100	534,190
4.50%, due 9/1/44	2,024,298	2,229,602
5.00%, due 1/1/19	130,888	136,663
5.00%, due 6/1/20	180,944	192,888
5.00%, due 5/1/41	1,001,123	1,116,648
5.50%, due 8/1/19	103,140	108,169
5.50%, due 12/1/28	428,814	479,961
5.50%, due 10/1/36	354,029	399,412
6.00%, due 4/1/40	1,687,492	1,924,362

		8,693,742

M-304	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 4.9%
3.50%, due 2/1/43	$2,405,981	$2,483,376
3.50%, due 1/1/44	2,697,941	2,798,932
3.50%, due 4/1/44	1,009,631	1,045,111
3.50%, due 5/1/44	2,738,329	2,839,725
3.50%, due 2/1/45	1,923,696	1,985,313
4.00%, due 6/1/29	227,628	244,751
4.00%, due 4/1/34	442,037	477,019
4.00%, due 6/1/42	897,523	957,734
4.00%, due 8/1/42	397,118	423,764
4.00%, due 9/1/42	487,622	520,449
4.00%, due 11/1/42	611,528	652,604
4.00%, due 12/1/42	197,786	211,522
4.00%, due 7/1/43	1,267,106	1,352,420
4.00%, due 8/1/43	1,483,601	1,583,541
4.00%, due 9/1/43	367,867	392,321
4.00%, due 2/1/44	979,513	1,045,515
4.00%, due 6/1/44	1,310,812	1,398,956
4.00%, due 7/1/44	2,479,537	2,657,680
4.00%, due 8/1/44	2,168,027	2,323,795
4.50%, due 10/1/40	189,083	205,923
4.50%, due 2/1/43	3,000,170	3,270,516
4.50%, due 3/1/43	602,845	662,371
4.50%, due 5/1/44	3,108,040	3,426,397
4.50%, due 8/1/44	1,359,895	1,498,321
4.50%, due 10/1/44	1,704,325	1,877,203
4.50%, due 3/1/45	1,242,347	1,367,564
5.00%, due 9/1/29	467,068	515,374
5.00%, due 1/1/30	192,011	211,991
5.00%, due 2/1/41	1,380,721	1,537,713
5.00%, due 4/1/41	370,201	412,532
5.00%, due 5/1/41	781,182	865,246
5.00%, due 7/1/41	700,199	779,671
5.00%, due 7/1/44	933,434	1,053,973
5.50%, due 1/1/25	169,319	184,838
5.50%, due 1/1/33	108,000	121,330
5.50%, due 3/1/40	575,086	656,865
5.50%, due 4/1/40	1,650,734	1,861,588
5.50%, due 2/1/41	304,375	347,370
5.50%, due 5/1/41	533,605	598,939
5.50%, due 12/1/41	747,527	843,904
6.00%, due 10/1/35	531,239	607,320
6.00%, due 12/1/35	540,559	618,229
6.00%, due 2/1/37	97,618	112,875
6.00%, due 9/1/37	525,635	578,615
6.00%, due 10/1/38	432,156	491,660
7.00%, due 2/1/39	158,687	191,777

		50,294,633

	Principal Amount	Value
♦Government National Mortgage Association (Mortgage Pass-Through Securities) 1.8%
3.50%, due 5/20/42	$296,202	$309,107
4.50%, due 7/15/41	149,991	165,069
4.50%, due 8/15/41	1,284,911	1,421,560
4.50%, due 10/20/41	895,500	967,256
4.90%, due 10/15/34	629,272	700,550
5.00%, due 10/15/39	307,839	343,650
5.00%, due 11/15/39	495,270	549,809
5.00%, due 1/15/40	170,899	189,691
5.00%, due 5/15/40	251,751	283,765
5.00%, due 7/15/40	730,367	810,299
5.00%, due 2/15/41	545,600	606,016
5.00%, due 5/15/41	218,686	248,172
5.00%, due 9/15/41	139,195	155,248
5.00%, due 6/15/44	919,497	1,041,967
5.10%, due 1/15/32	580,977	665,199
5.50%, due 9/15/35	76,404	88,970
5.50%, due 3/15/36	329,221	376,345
5.50%, due 11/20/37	336,454	376,781
5.50%, due 8/15/39	1,906,461	2,194,550
5.50%, due 10/15/39	535,245	617,676
5.50%, due 1/20/42	375,555	427,155
5.50%, due 5/20/42	439,678	500,798
5.50%, due 7/20/42	668,023	750,801
6.00%, due 11/20/34	288,498	334,602
6.00%, due 1/20/39	127,837	144,820
6.00%, due 10/20/41	55,357	63,665
6.00%, due 12/20/41	640,027	733,598
6.00%, due 1/20/42	694,798	798,067
6.00%, due 2/20/42	671,911	771,911
6.00%, due 3/20/42	106,949	122,897
6.00%, due 4/20/42	513,894	590,477
6.00%, due 5/20/42	221,677	251,702
6.00%, due 7/20/42	144,711	166,212
6.00%, due 8/20/42	149,231	171,346
6.00%, due 9/20/42	351,668	404,633
6.00%, due 11/20/42	146,094	167,361
6.00%, due 2/20/43	196,627	225,999

		18,737,724

United States Treasury Bonds 0.8%
3.00%, due 5/15/45	3,319,000	3,252,620
3.375%, due 5/15/44	2,000	2,101
3.625%, due 2/15/44	1,006,000	1,106,050
3.75%, due 11/15/43	3,381,000	3,803,097

		8,163,868

♦United States Treasury Notes 14.8%
0.375%, due 5/31/16	10,679,000	10,686,507
0.50%, due 6/30/16	3,765,000	3,771,178
0.50%, due 1/31/17	12,919,000	12,914,969
0.50%, due 4/30/17	1,283,000	1,280,895

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-305

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
0.625%, due 7/15/16	$8,022,000	$8,043,932
0.625%, due 5/31/17	1,051,000	1,050,836
1.00%, due 12/15/17	6,459,000	6,486,754
1.25%, due 10/31/18	4,924,000	4,940,929
1.375%, due 7/31/18	5,833,000	5,891,330
1.375%, due 9/30/18	22,427,000	22,612,718
1.375%, due 3/31/20	170,000	168,327
1.50%, due 8/31/18	6,777,000	6,865,419
1.50%, due 10/31/19	5,675,000	5,678,104
1.50%, due 11/30/19	7,050,000	7,051,100
1.625%, due 7/31/19	4,325,000	4,361,832
1.625%, due 12/31/19	5,410,000	5,432,403
1.75%, due 9/30/19	3,789,000	3,834,585
1.75%, due 5/15/23	1,278,000	1,236,166
2.00%, due 2/15/25	654,000	635,402
2.125%, due 9/30/21	2,978,000	3,007,780
2.125%, due 12/31/21	4,008,000	4,039,310
2.125%, due 5/15/25	6,474,000	6,356,659
2.25%, due 11/15/24	10,630,000	10,565,221
2.375%, due 8/15/24	868,000	872,679
2.50%, due 8/15/23	4,767,000	4,869,786
2.50%, due 5/15/24	3,565,000	3,625,994
2.75%, due 11/15/23	6,976,000	7,251,768

		153,532,583

Total U.S. Government & Federal Agencies (Cost $238,438,902)		239,422,550

Total Long-Term Bonds (Cost $439,456,371)		441,014,552

	Shares
Common Stocks 56.1%
Aerospace & Defense 1.6%
Boeing Co. (The)	120,004	16,646,955

Agriculture 1.8%
Altria Group, Inc.	197,479	9,658,698
Philip Morris International, Inc.	106,360	8,526,881

		18,185,579

Airlines 0.9%
United Continental Holdings, Inc. (f)	179,800	9,531,198

Apparel 1.9%
♦NIKE, Inc. Class B	180,983	19,549,784

Auto Manufacturers 1.0%
General Motors Co.	319,275	10,641,436

	Shares	Value
Banks 2.4%
JPMorgan Chase & Co.	150,562	$10,202,081
U.S. Bancorp	343,250	14,897,050

		25,099,131

Beverages 0.3%
Diageo PLC	108,021	3,124,692

Biotechnology 2.3%
Amgen, Inc.	102,400	15,720,448
Regeneron Pharmaceuticals, Inc. (f)	15,414	7,863,144

		23,583,592

Chemicals 3.4%
E.I. du Pont de Nemours & Co.	276,406	17,676,164
LyondellBasell Industries, N.V. Class A	166,922	17,279,765

		34,955,929

Commercial Services 3.5%
Automatic Data Processing, Inc.	52,974	4,250,104
♦MasterCard, Inc. Class A	300,959	28,133,647
Towers Watson & Co. Class A	27,919	3,512,210

		35,895,961

Computers 3.4%
♦Apple, Inc.	241,959	30,347,708
Seagate Technology PLC	107,749	5,118,077

		35,465,785

Electronics 2.2%
Honeywell International, Inc.	122,612	12,502,745
TE Connectivity, Ltd.	163,943	10,541,535

		23,044,280

Entertainment 0.3%
Six Flags Entertainment Corp.	75,566	3,389,135

Finance—Credit Card 0.9%
American Express Co.	117,299	9,116,478

Finance—Investment Banker/Broker 0.6%
TD Ameritrade Holding Corp.	183,322	6,749,916

Finance—Other Services 0.6%
CME Group, Inc.	69,510	6,468,601

Food 0.6%
Hershey Co. (The)	72,796	6,466,469

Health Care—Services 1.1%
Aetna, Inc.	87,300	11,127,258

Insurance 0.9%
Prudential PLC	379,637	9,141,433

M-306	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Internet 3.3%
Google, Inc. Class C (f)	30,175	$15,706,389
Priceline Group, Inc. (The) (f)	9,638	11,096,904
Yahoo!, Inc. (f)	185,946	7,305,819

		34,109,112

Lodging 1.9%
Las Vegas Sands Corp.	230,950	12,141,042
Starwood Hotels & Resorts Worldwide, Inc.	87,172	7,068,777

		19,209,819

Miscellaneous—Manufacturing 1.2%
3M Co.	44,707	6,898,290
Dover Corp.	75,291	5,283,922

		12,182,212

Oil & Gas 1.4%
Chevron Corp.	99,829	9,630,504
Marathon Oil Corp.	189,467	5,028,454

		14,658,958

Pharmaceuticals 8.7%
♦AbbVie, Inc.	301,334	20,246,631
Allergan PLC (f)	55,384	16,806,829
♦Bristol-Myers Squibb Co.	277,439	18,460,791
Eli Lilly & Co.	140,068	11,694,277
Endo International PLC (f)	158,530	12,626,915
Merck & Co., Inc.	177,317	10,094,657

		89,930,100

Pipelines 1.3%
Enterprise Products Partners, L.P.	441,082	13,183,941

Private Equity 2.3%
♦Blackstone Group L.P. (The)	589,975	24,112,278

Real Estate Investment Trusts 0.2%
Outfront Media, Inc.	104,307	2,632,709

Retail 1.6%
Home Depot, Inc. (The)	146,431	16,272,877

Semiconductors 0.6%
NXP Semiconductors N.V. (f)	59,941	5,886,206

Software 1.8%
♦Microsoft Corp.	430,057	18,987,016

Telecommunications 0.2%
Verizon Communications, Inc.	39,933	1,861,277

	Shares	Value
Toys, Games & Hobbies 0.4%
Mattel, Inc.	180,404	$4,634,579

Transportation 1.5%
Union Pacific Corp.	159,529	15,214,281

Total Common Stocks (Cost $465,840,107)		581,058,977

Convertible Preferred Stock 0.0%‡
Pharmaceuticals 0.0%‡
Allergan PLC 5.50%	346	360,733

Total Convertible Preferred Stock (Cost $346,000)		360,733

Preferred Stocks 0.7%
Banks 0.5%
Citigroup Capital XIII 7.875%	27,850	722,986
Morgan Stanley 6.875%	39,550	1,055,194
Morgan Stanley 7.125%	40,175	1,122,891
State Street Corp. 5.90%	8,725	223,971
Wells Fargo & Co. 6.625%	54,950	1,516,620

		4,641,662

Diversified Financial Services 0.0%‡
General Electric Capital Corp. 4.70%	4,002	97,249

Finance—Auto Loans 0.1%
Ally Financial, Inc. 7.00% (a)	849	862,133

Finance—Credit Card 0.1%
Discover Financial Services 6.50%	53,075	1,351,820

Finance—Investment Banker/Broker 0.0%‡
Morgan Stanley Capital Trust III 6.25%	5,775	147,436
Morgan Stanley Capital Trust IV 6.25%	1,274	32,410
Morgan Stanley Capital Trust V 5.75%	476	12,024
Morgan Stanley Capital Trust VIII 6.45%	302	7,656

		199,526

Total Preferred Stocks (Cost $6,835,710)		7,152,390

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-307

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 0.5%
Repurchase Agreement 0.5%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $5,505,307 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 3/31/19, with a Principal Amount of $5,535,000 and a Market Value of $5,618,025)	$5,505,307	$5,505,307

Total Short-Term Investment (Cost $5,505,307)		5,505,307

Total Investments (Cost $917,983,495) (g)	100.0%	1,035,091,959
Other Assets, Less Liabilities	0.0 ‡	138,918
Net Assets	100.0%	$1,035,230,877

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2015.

(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2015.

(d)	Illiquid security—As of June 30, 2015, the total market value of this security was $974,868, which represented 0.1% of the Portfolio’s net assets.

(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2015.

(f)	Non-income producing security.

(g)	As of June 30, 2015, cost was $916,601,488 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$128,324,772
Gross unrealized depreciation	(9,834,301)

Net unrealized appreciation	$118,490,471

The following abbreviation is used in the preceding pages:

TBD—To be determined

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$10,838,619	$—	$10,838,619
Corporate Bonds	—	168,476,187	—	168,476,187
Loan Assignments	—	5,343,054	—	5,343,054
Mortgage-Backed Securities	—	16,934,142	—	16,934,142
U.S. Government & Federal Agencies	—	239,422,550	—	239,422,550

Total Long-Term Bonds	—	441,014,552	—	441,014,552

Common Stocks	581,058,977	—	—	581,058,977
Convertible Preferred Stocks	360,733	—	—	360,733
Preferred Stocks	7,152,390	—	—	7,152,390
Short-Term Investment
Repurchase Agreement	—	5,505,307	—	5,505,307

Total Investments in Securities	$588,572,100	$446,519,859	$—	$1,035,091,959

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2015, certain foreign securities with a market value of $13,844,945 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-308	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $917,983,495)	$1,035,091,959
Cash	5,529
Receivables:
Investment securities sold	4,693,709
Dividends and interest	3,096,705
Fund shares sold	307,998
Other assets	4,858

Total assets	1,043,200,758

Liabilities
Payables:
Investment securities purchased	6,917,924
Manager (See Note 3)	473,778
Fund shares redeemed	328,355
NYLIFE Distributors (See Note 3)	120,117
Shareholder communication	75,936
Professional fees	28,866
Custodian	19,152
Trustees	726
Accrued expenses	5,027

Total liabilities	7,969,881

Net assets	$1,035,230,877

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$78,461
Additional paid-in capital	777,472,552

777,551,013
Undistributed net investment income	26,777,465
Accumulated net realized gain (loss) on investments and foreign currency transactions	113,794,497
Net unrealized appreciation (depreciation) on investments	117,108,464
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(562)

Net assets	$1,035,230,877

Initial Class
Net assets applicable to outstanding shares	$457,175,817

Shares of beneficial interest outstanding	34,554,897

Net asset value per share outstanding	$13.23

Service Class
Net assets applicable to outstanding shares	$578,055,060

Shares of beneficial interest outstanding	43,905,655

Net asset value per share outstanding	$13.17

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-309

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends	$7,565,066
Interest	6,356,554

Total income	13,921,620

Expenses
Manager (See Note 3)	2,874,683
Distribution and service—Service Class (See Note 3)	719,306
Shareholder communication	75,332
Professional fees	49,391
Custodian	29,078
Trustees	9,233
Miscellaneous	16,966

Total expenses before waiver/reimbursement	3,773,989
Expense waiver/reimbursement from Manager (See Note 3)	(6,695)

Net Expenses	3,767,294

Net investment income (loss)	10,154,326

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	47,021,696
Foreign currency transactions	3,633

Net realized gain (loss) on investments and foreign currency transactions	47,025,329

Net change in unrealized appreciation (depreciation) on:
Investments	(49,591,045)
Translation of other assets and liabilities in foreign currencies	(179)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(49,591,224)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2,565,895)

Net increase (decrease) in net assets resulting from operations	$7,588,431

M-310	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,154,326	$17,635,095
Net realized gain (loss) on investments and foreign currency transactions	47,025,329	64,247,591
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(49,591,224)	2,075,823

Net increase (decrease) in net assets resulting from operations	7,588,431	83,958,509

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(6,805,933)
Service Class	—	(6,738,980)

	—	(13,544,913)

From net realized gain on investments:
Initial Class	—	(8,349,105)
Service Class	—	(9,649,050)

	—	(17,998,155)

Total dividends and distributions to shareholders	—	(31,543,068)

Capital share transactions:
Net proceeds from sale of shares	34,002,213	64,576,827
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	31,543,068
Cost of shares redeemed	(53,706,897)	(107,555,676)

Increase (decrease) in net assets derived from capital share transactions	(19,704,684)	(11,435,781)

Net increase (decrease) in net assets	(12,116,253)	40,979,660

Net Assets
Beginning of period	1,047,347,130	1,006,367,470

End of period	$1,035,230,877	$1,047,347,130

Undistributed net investment income at end of period	$26,777,465	$16,623,139

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-311

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,		February 17, 2012** through December 31,
	2015*		2014	2013	2012
Net asset value at beginning of period	$13.13		$12.47	$10.55	$10.00

Net investment income (loss) (a)	0.14		0.24	0.20	0.18
Net realized and unrealized gain (loss) on investments	(0.04)		0.84	1.91	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	0.10		1.08	2.11	0.55

Less dividends and distributions:
From net investment income	—		(0.19)	(0.17)	—
From net realized gain on investments	—		(0.23)	(0.02)	—

Total dividends and distributions	—		(0.42)	(0.19)	—

Net asset value at end of period	$13.23		$13.13	$12.47	$10.55

Total investment return	0.76	%(b)(c)	8.68%	20.15%	5.50	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08	%††	1.85%	1.77%	2.01	%††
Net expenses	0.58	%††	0.58%	0.58%	0.58	%††
Expenses (before waiver/reimbursement)	0.58	%††	0.59%	0.59%	0.59	%††
Portfolio turnover rate	41%		86%	74%	63%
Net assets at end of period (in 000’s)	$457,176		$478,480	$493,872	$461,363

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-312	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,		February 17, 2012** through December 31,
	2015*		2014	2013	2012
Net asset value at beginning of period	$13.08		$12.44	$10.53	$10.00

Net investment income (loss) (a)	0.12		0.21	0.18	0.16
Net realized and unrealized gain (loss) on investments	(0.03)		0.82	1.90	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	0.09		1.03	2.08	0.53

Less dividends and distributions:
From net investment income	—		(0.16)	(0.15)	—
From net realized gain on investments	—		(0.23)	(0.02)	—

Total dividends and distributions	—		(0.39)	(0.17)	—

Net asset value at end of period	$13.17		$13.08	$12.44	$10.53

Total investment return	0.69	%(b)(c)	8.41%	19.86%	5.30	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83	%††	1.61%	1.52%	1.77	%††
Net expenses	0.83	%††	0.83%	0.83%	0.83	%††
Expenses (before waiver/reimbursement)	0.83	%††	0.84%	0.84%	0.84	%††
Portfolio turnover rate	41%		86%	74%	63%
Net assets at end of period (in 000’s)	$578,055		$568,868	$512,495	$378,717

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-313

MainStay VP Large Cap Growth Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	4.15%	11.72%	18.06%	9.67%	0.77%
Service Class Shares	4.02	11.45	17.76	9.40	1.02

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[4]	3.96%	10.56%	18.59%	9.10%
S&P 500® Index[4]	1.23	7.42	17.34	7.89
Average Lipper Variable Products Large-Cap Growth Portfolio[5]	4.86	10.73	17.33	8.39

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance figures shown for the ten-year period ended June 30, 2015 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 9.65% for Initial Class shares and 9.38% for Service Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have above-average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-314	MainStay VP Large Cap Growth Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,041.50	$3.90	$1,021.00	$3.86

Service Class Shares	$1,000.00	$1,040.20	$5.16	$1,019.70	$5.11

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-315

Industry Composition as of June 30, 2015 (Unaudited)

Internet Software & Services	14.2%
Biotechnology	9.2
IT Services	7.2
Software	6.8
Internet & Catalog Retail	6.6
Technology Hardware, Storage & Peripherals	5.3
Chemicals	5.1
Health Care Providers & Services	5.1
Hotels, Restaurants & Leisure	4.3
Media	4.0
Textiles, Apparel & Luxury Goods	3.1
Food & Staples Retailing	3.0
Health Care Equipment & Supplies	2.8
Semiconductors & Semiconductor Equipment	2.7
Specialty Retail	2.4
Capital Markets	2.1

Pharmaceuticals	2.0%
Road & Rail	1.8
Real Estate Investment Trusts	1.7
Wireless Telecommunication Services	1.6
Airlines	1.3
Life Sciences Tools & Services	1.1
Aerospace & Defense	1.0
Banks	1.0
Industrial Conglomerates	1.0
Multiline Retail	1.0
Energy Equipment & Services	0.8
Automobiles	0.3
Short-Term Investment	2.2
Other Assets, Less Liabilities	–0.7

100.0%

See Portfolio of Investments beginning on page M-320 for specific holdings within these categories.

Top Ten Holdings or Issuers as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Visa, Inc. Class A

3.	Google, Inc.

4.	Facebook, Inc. Class A

5.	NIKE, Inc. Class B
6.	Celgene Corp.

7.	Amazon.com, Inc.

8.	Adobe Systems, Inc.

9.	Priceline Group, Inc. (The)

10.	MasterCard, Inc. Class A

M-316	MainStay VP Large Cap Growth Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Large Cap Growth Portfolio returned 4.15% for Initial Class shares and 4.02% for Service Class shares. Over the same period, both share classes outperformed the 3.96% return of the Russell 1000® Growth Index,1 which is the Portfolio’s primary benchmark, and the 1.23% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 4.86% return of the Average Lipper1 Variable Products Large-Cap Growth Portfolio for the six months ended June 30, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s outperformance of the Russell 1000® Growth Index resulted primarily from strong performance in the information technology and consumer sectors, as well as positive performance in the health care sector, where the Portfolio held an overweight position relative to the Index. Health care trends included robust demand from the newly insured in the United States, ongoing innovation, mergers and acquisition activity, a Food and Drug Administration that appeared to be more receptive to new drugs and new devices, and the increased use of technology to reduce costs and empower consumers. These trends helped make the health care sector the strongest absolute contributor to the Russell 1000® Growth Index in the first half of 2015. The Portfolio’s relative performance benefited from anticipating these trends and from an overweight position in the sector. In addition, the Portfolio held two very strong performers: Valeant Pharmaceuticals International (+38%) and UnitedHealth Group (+22%).

Relative performance was partially undermined by holdings in the industrials sector. We held an appropriately underweight position in the sector during the reporting period. Air carrier Delta (–16%) and rail and freight transportation company Union Pacific (–19%), however, detracted from the Portfolio’s relative performance in industrials. In hindsight, some of this performance might have been predictable given spectacular returns by both stocks in 2013 and 2014. We reduced our weightings in these stocks as the companies worked through near-term volume issues. In our opinion, both companies remained well-managed businesses with highly defensible business models for the longer term.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index were information technology, health care and consumer discretionary. (Contributions take weightings and total returns into account.) The strongest positive contributor was information technology, with stock selection driving relative performance. In the health care sector, an overweight position drove relative performance. In the consumer discretionary sector, stock selection drove relative performance.

The weakest-contributing sectors to the Portfolio’s relative performance were industrials, materials and financials. The weakest contribution came from industrials, where an underweight position had a positive impact, but this was more than offset by unfortunate stock selection. In the materials and financials sectors, stock selection drove relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Personal computing company Apple made the strongest positive contribution to the Portfolio’s absolute performance. Apple remained a consistent growth company and performed well during the reporting period. As some information technology stalwarts faced challenges, we remained highly selective in the sector, with most of the Portfolio’s sector weight in Apple.

Online retailer Amazon.com showed strong absolute performance during the reporting period. Amazon was a relatively weak performer in 2014, which in our opinion made it attractively valued. Our model anticipated that improved profitability would be seen when Amazon reported earnings this year. Global coffee retailer Starbucks, also a positive contributor to the Portfolio’s absolute performance, saw weaker performance in 2014, with traffic and coffee prices dragging on performance. In the first half of 2015,

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-317

however, traffic rebounded and coffee prices declined, which culminated in stronger performance for the company.

After strong returns in 2014, rail and freight transportation company Union Pacific lagged in the first half of 2015, providing a negative total return and detracting from the Portfolio’s absolute performance. We reduced the Portfolio’s weighting in the company but believed that Union Pacific remained a well-managed company with a highly defensible business model for the longer term.

Media and entertainment company Twenty-First Century Fox detracted from the Portfolio’s absolute performance during the reporting period. The company posted a negative total return, which reflected a reduced earnings outlook for 2015 because of weaker broadcast ratings and foreign-exchange pressure. Although we believed that the business remained compelling, we reduced the Portfolio’s weighting in the stock in keeping with our investment discipline of trimming holdings with downward earnings revisions.

Chinese online and mobile commerce company Alibaba Group, previously a strong performer, declined during the reporting period, likely because of investors’ trimming their positions to take profits. The stock provided a negative total return and detracted from the Portfolio’s absolute performance for the reporting period. We believed that Alibaba’s business mix was shifting to mobile devices, causing a modest decline in monetization rates.

Did the Portfolio make any significant purchases or sales during the reporting period?

We purchased shares of entertainment streaming and subscriptions company Netflix because of international subscriber growth that we believed would propel revenues and facilitate greater content-expense leverage.

The Portfolio also purchased shares of technology provider for camera-based driver-assistance systems Mobileye. The company is a dominant provider of vision-based active safety equipment for the auto industry. Expiration of the company’s post-IPO key lock-up period, which restricted early investor sales, provided an attractive opportunity for the Portfolio to repurchase the stock.

The Portfolio sold its position in natural and organic foods supermarket chain Whole Foods Market as we took gains ahead of weakening operating fundamentals.

The Portfolio also sold its position in technology equipment and services provider Applied Materials, as the company’s proposed merger with Tokyo Electron did not proceed. This development eliminated the substantial synergies our model had anticipated if the deal materialized.

How did the Portfolio’s sector weightings change during the reporting period?

We added to the Portfolio’s energy holdings, moving an underweight position in the sector to a slightly underweight position. We increased an existing overweight position in information technology to the most substantially overweight position in the Portfolio. Over the course of the reporting period, we modestly increased the Portfolio’s overweight position in the materials sector.

We decreased our allocation in industrials, moving from an underweight position to the second-most-underweight position in the Portfolio. We also modestly reduced the Portfolio’s overweight position in the health care sector. In the consumer discretionary sector, we reduced an overweight position to one that was slightly overweight.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015 the Portfolio was positioned toward the secular growth portions of the economy: information technology, health care and consumer discretionary. We believed that these sectors could drive earnings growth primarily through revenue growth.

As of June 30, 2015, information technology was the Portfolio’s most substantially overweight sector relative to the Russell 1000® Growth Index. As of the same date, the Portfolio held a moderately overweight position in the health care sector, which included overweight positions in the biopharmaceuticals, services and medical technology industries and underweight positions in large pharmaceutical companies. As of June 30, 2015, the Portfolio held a slightly overweight position relative to the Index in the consumer discretionary sector.

M-318	MainStay VP Large Cap Growth Portfolio

As of June 30, 2015, the two most significantly underweight sectors relative to the Russell 1000® Growth Index were consumer staples (because we believed that consumer tastes were shifting away from processed food and drinks) and industrials (because of declines in the energy sector and currency headwinds).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-319

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value
Common Stocks 98.5%†
Aerospace & Defense 1.0%
Honeywell International, Inc.	76,200	$7,770,114

Airlines 1.3%
Delta Air Lines, Inc.	259,500	10,660,260

Automobiles 0.3%
Tesla Motors, Inc. (a)	7,700	2,065,602

Banks 1.0%
Wells Fargo & Co.	144,000	8,098,560

Biotechnology 9.2%
Alexion Pharmaceuticals, Inc. (a)	74,490	13,465,557
Biogen, Inc. (a)	33,060	13,354,256
♦Celgene Corp. (a)	173,220	20,047,617
Gilead Sciences, Inc.	138,000	16,157,040
Vertex Pharmaceuticals, Inc. (a)	77,725	9,597,483

		72,621,953

Capital Markets 2.1%
BlackRock, Inc.	22,720	7,860,666
Morgan Stanley	236,900	9,189,351

		17,050,017

Chemicals 5.1%
Ecolab, Inc.	84,750	9,582,682
LyondellBasell Industries, N.V. Class A	50,900	5,269,168
Monsanto Co.	75,550	8,052,875
PPG Industries, Inc.	82,600	9,475,872
Sherwin-Williams Co. (The)	28,400	7,810,568

		40,191,165

Energy Equipment & Services 0.8%
Schlumberger, Ltd.	71,500	6,162,585

Food & Staples Retailing 3.0%
Costco Wholesale Corp.	60,600	8,184,636
CVS Health Corp.	147,300	15,448,824

		23,633,460

Health Care Equipment & Supplies 2.8%
Boston Scientific Corp. (a)	451,200	7,986,240
DexCom, Inc. (a)	66,010	5,279,480
Medtronic PLC	122,300	9,062,430

		22,328,150

	Shares	Value
Health Care Providers & Services 5.1%
Envision Healthcare Holdings, Inc. (a)	239,900	$9,471,252
McKesson Corp.	72,550	16,309,965
UnitedHealth Group, Inc.	121,200	14,786,400

		40,567,617

Hotels, Restaurants & Leisure 4.3%
Chipotle Mexican Grill, Inc. (a)	12,600	7,622,874
Hilton Worldwide Holdings, Inc. (a)	457,700	12,609,635
Starbucks Corp.	250,900	13,452,003

		33,684,512

Industrial Conglomerates 1.0%
Danaher Corp.	90,900	7,780,131

Internet & Catalog Retail 6.6%
♦Amazon.com, Inc. (a)	45,225	19,631,720
Ctrip.com International, Ltd., Sponsored ADR (a)	120,300	8,736,186
Netflix, Inc. (a)	9,755	6,408,450
♦Priceline Group, Inc. (The) (a)	14,865	17,115,115

		51,891,471

Internet Software & Services 14.2%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	192,900	15,869,883
Baidu, Inc., Sponsored ADR (a)	60,200	11,984,616
CoStar Group, Inc. (a)	38,080	7,663,981
eBay, Inc. (a)	209,000	12,590,160
♦Facebook, Inc. Class A (a)	302,300	25,926,759
♦Google, Inc.
Class A (a)	26,615	14,373,165
Class C (a)	26,979	14,042,839
LinkedIn Corp. Class A (a)	46,340	9,575,234

		112,026,637

IT Services 7.2%
Cognizant Technology Solutions Corp. Class A (a)	152,100	9,291,789
♦MasterCard, Inc. Class A	178,800	16,714,224
♦Visa, Inc. Class A	463,100	31,097,165

		57,103,178

Life Sciences Tools & Services 1.1%
Quintiles Transnational Holdings, Inc. (a)	117,300	8,517,153

Media 4.0%
Liberty Global PLC Class C (a)	150,150	7,602,095
Twenty-First Century Fox, Inc. Class A	229,000	7,452,805
Walt Disney Co. (The)	143,300	16,356,262

		31,411,162

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

M-320	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Multiline Retail 1.0%
Dollar General Corp.	107,800	$8,380,372

Pharmaceuticals 2.0%
Valeant Pharmaceuticals International, Inc. (a)	48,670	10,812,041
Zoetis, Inc.	99,500	4,797,890

		15,609,931

Real Estate Investment Trusts 1.7%
American Tower Corp.	147,700	13,778,933

Road & Rail 1.8%
Union Pacific Corp.	152,900	14,582,073

Semiconductors & Semiconductor Equipment 2.7%
ARM Holdings PLC, Sponsored ADR	176,500	8,696,155
Avago Technologies, Ltd.	33,200	4,413,276
Texas Instruments, Inc.	158,000	8,138,580

		21,248,011

Software 6.8%
♦Adobe Systems, Inc. (a)	226,900	18,381,169
Mobileye N.V. (a)	181,400	9,645,038
Salesforce.com, Inc. (a)	127,100	8,849,973
ServiceNow, Inc. (a)	85,300	6,338,643
Splunk, Inc. (a)	72,050	5,016,121
Workday, Inc. Class A (a)	71,700	5,477,163

		53,708,107

Specialty Retail 2.4%
Home Depot, Inc. (The)	98,300	10,924,079
Ulta Salon Cosmetics & Fragrance, Inc. (a)	53,030	8,190,484

		19,114,563

Technology Hardware, Storage & Peripherals 5.3%
♦Apple, Inc.	333,730	41,858,085

Textiles, Apparel & Luxury Goods 3.1%
Lululemon Athletica, Inc. (a)	58,000	3,787,400
♦NIKE, Inc. Class B	195,900	21,161,118

		24,948,518

Wireless Telecommunication Services 1.6%
SBA Communications Corp. Class A (a)	109,100	12,543,227

Total Common Stocks (Cost $620,039,213)		779,335,547

	Principal Amount	Value
Short-Term Investment 2.2%
Repurchase Agreement 2.2%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $17,244,439 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $18,060,000 and a Market Value of $17,590,892)	$17,244,439	$17,244,439

Total Short-Term Investment (Cost $17,244,439)		17,244,439

Total Investments (Cost $637,283,652) (b)	100.7%	796,579,986
Other Assets, Less Liabilities	(0.7)	(5,837,103)
Net Assets	100.0%	$790,742,883

(a)	Non-income producing security.

(b)	As of June 30, 2015, cost was $637,586,528 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$164,242,110
Gross unrealized depreciation	(5,248,652)

Net unrealized appreciation	$158,993,458

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-321

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$779,335,547	$—	$—	$779,335,547
Short-Term Investment
Repurchase Agreement	—	17,244,439	—	17,244,439

Total Investments in Securities	$779,335,547	$17,244,439	$—	$796,579,986

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-322	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $637,283,652)	$796,579,986
Receivables:
Investment securities sold	4,619,580
Fund shares sold	801,153
Dividends	314,492
Other assets	3,635

Total assets	802,318,846

Liabilities
Payables:
Investment securities purchased	10,883,696
Manager (See Note 3)	484,843
NYLIFE Distributors (See Note 3)	82,829
Shareholder communication	59,639
Fund shares redeemed	27,692
Professional fees	27,048
Custodian	4,728
Trustees	761
Accrued expenses	4,727

Total liabilities	11,575,963

Net assets	$790,742,883

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$34,230
Additional paid-in capital	466,404,677

466,438,907
Net investment loss	(227,742)
Accumulated net realized gain (loss) on investments	165,235,384
Net unrealized appreciation (depreciation) on investments	159,296,334

Net assets	$790,742,883

Initial Class
Net assets applicable to outstanding shares	$388,754,242

Shares of beneficial interest outstanding	16,606,015

Net asset value per share outstanding	$23.41

Service Class
Net assets applicable to outstanding shares	$401,988,641

Shares of beneficial interest outstanding	17,624,432

Net asset value per share outstanding	$22.81

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-323

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$3,300,110

Expenses
Manager (See Note 3)	2,928,809
Distribution and service—Service Class (See Note 3)	482,804
Shareholder communication	57,710
Professional fees	34,256
Custodian	8,800
Trustees	7,204
Miscellaneous	14,705

Total expenses before waiver/reimbursement	3,534,288
Expense waiver/reimbursement from Manager (See Note 3)	(6,436)

Net expenses	3,527,852

Net investment income (loss)	(227,742)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	59,862,804
Net change in unrealized appreciation (depreciation) on investments	(27,514,407)

Net realized and unrealized gain (loss) on investments	32,348,397

Net increase (decrease) in net assets resulting from operations	$32,120,655

(a)	Dividends recorded net of foreign withholding taxes in the amount of $7,148.

M-324	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(227,742)	$(1,096,319)
Net realized gain (loss) on investments	59,862,804	105,774,374
Net change in unrealized appreciation (depreciation) on investments	(27,514,407)	(22,601,007)

Net increase (decrease) in net assets resulting from operations	32,120,655	82,077,048

Distributions to shareholders:
From net realized gain on investments:
Initial Class	—	(49,562,117)
Service Class	—	(39,956,998)

Total distributions to shareholders	—	(89,519,115)

Capital share transactions:
Net proceeds from sale of shares	68,287,439	145,593,500
Net asset value of shares issued to shareholders in reinvestment of distributions	—	89,519,115
Cost of shares redeemed	(93,549,678)	(196,940,595)

Increase (decrease) in net assets derived from capital share transactions	(25,262,239)	38,172,020

Net increase (decrease) in net assets	6,858,416	30,729,953

Net Assets
Beginning of period	783,884,467	753,154,514

End of period	$790,742,883	$783,884,467

Net investment loss at end of period	$(227,742)	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-325

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012		2011		2010
Net asset value at beginning of period	$22.48		$22.83	$16.88	$14.92		$14.96		$12.88

Net investment income (loss) (a)	0.01		(0.01)	0.01	0.06		(0.00	)‡	(0.02)
Net realized and unrealized gain (loss) on investments	0.92		2.29	6.11	1.90		(0.04)		2.10

Total from investment operations	0.93		2.28	6.12	1.96		(0.04)		2.08

Less dividends and distributions:
From net investment income	—		—	(0.06)	—		—		—
From net realized gain on investments	—		(2.63)	(0.11)	—		—		—

Total dividends and distributions	—		(2.63)	(0.17)	—		—		—

Net asset value at end of period	$23.41		$22.48	$22.83	$16.88		$14.92		$14.96

Total investment return	4.14	%(b)(c)	10.63%	36.47%	13.14	%(b)	(0.27%)		16.15	% (b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.07	%††	(0.03%)	0.07%	0.38%		(0.00	%)(d)	(0.16%)
Net expenses	0.77	%††	0.77%	0.77%	0.78%		0.79%		0.80%
Expenses (before waiver/reimbursement)	0.77	%††	0.77%	0.77%	0.78%		0.80%		0.81%
Portfolio turnover rate	32%		78%	74%	69%		50%		98%
Net assets at end of period (in 000’s)	$388,754		$410,122	$428,354	$441,225		$314,013		$184,348

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.
(d)	Less than one-hundredth of a percent.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012		2011		2010
Net asset value at beginning of period	$21.93		$22.39	$16.56	$14.68		$14.75		$12.73

Net investment income (loss) (a)	(0.02)		(0.06)	(0.03)	0.02		(0.04)		(0.05)
Net realized and unrealized gain (loss) on investments	0.90		2.23	6.00	1.86		(0.03)		2.07

Total from investment operations	0.88		2.17	5.97	1.88		(0.07)		2.02

Less dividends and distributions:
From net investment income	—		—	(0.03)	—		—		—
From net realized gain on investments	—		(2.63)	(0.11)	—		—		—

Total dividends and distributions	—		(2.63)	(0.14)	—		—		—

Net asset value at end of period	$22.81		$21.93	$22.39	$16.56		$14.68		$14.75

Total investment return	4.01	% (b)(c)	10.35%	36.13%	12.81	%(b)	(0.47	%)(b)	15.87	% (b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.19	%)††	(0.28%)	(0.18%)	0.10%		(0.27%)		(0.39%)
Net expenses	1.02	% ††	1.02%	1.02%	1.03%		1.04%		1.05%
Expenses (before waiver/reimbursement)	1.02	% ††	1.02%	1.02%	1.03%		1.05%		1.06%
Portfolio turnover rate	32%		78%	74%	69%		50%		98%
Net assets at end of period (in 000’s)	$401,989		$373,762	$324,801	$225,199		$181,399		$164,311

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.

M-326	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Marketfield Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Since Inception (5/1/13)	Gross Expense Ratio[2]
Initial Class Shares	–1.77%	–10.38%	–1.64%	2.28%
Service Class Shares	–1.89	–10.60	–1.85	2.55

Benchmark Performance	Six Months	One Year	Since Inception (5/1/13)
S&P 500® Index[3]	1.23%	7.42%	14.91%
HFRI Macro Discretionary Thematic[3]	2.37	–0.01	–0.11
Average Lipper Variable Products Alternative Other Portfolio[4]	0.65	–1.76	3.24

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Alternative Other Portfolio is representative of portfolios that, by prospectus language, seek total returns through the use of alternative investment strategies. These strategies include but are not limited to equity market neutral, long/short equity, global macro, event driven, credit focus or through the use of several different hedge-like strategies. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

M-327

Cost in Dollars of a $1,000 Investment in MainStay VP Marketfield Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$982.30	$9.54	$1,015.20	$9.69

Service Class Shares	$1,000.00	$981.10	$10.81	$1,013.90	$10.99

1.	Expenses are equal to the Portfolio’s annualized expense ratio of (1.94% for Initial Class and 2.20% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-328	MainStay VP Marketfield Portfolio

Country Composition as of June 30, 2015 (Unaudited)

United States	39.8%
Japan	16.2
China	9.5
Ireland	6.2
Spain	5.1
United Kingdom	2.5
Singapore	2.3
Brazil	1.3

Switzerland	1.2%
Canada	0.4
Germany	0.2
Italy	0.1
Other Assets, Less Liabilities	26.9
Investments Sold Short	–11.7

Net Assets	100.0%

Industry Composition as of June 30, 2015 (Unaudited)

Banks	10.5%
Household Durables	8.5
Real Estate Investment Trusts	5.2
Real Estate Management & Development	4.2
Metals & Mining	4.1
Machinery	3.8
Electronic Equipment, Instruments & Components	3.6
Aerospace & Defense	2.8
Insurance	2.4
Internet Software & Services	2.4
Specialty Retail	2.1
Hotels, Restaurants & Leisure	2.0
Construction Materials	1.8
Diversified Telecommunication Services	1.2
Wireless Telecommunication Services	1.2
Diversified Financial Services	1.0
Electrical Equipment	1.0
Oil, Gas & Consumable Fuels	1.0

Beverages	0.9%
Communications Equipment	0.9
Personal Products	0.8
Biotechnology	0.7
Capital Markets	0.6
Chemicals	0.6
Food & Staples Retailing	0.6
Software	0.6
Leisure Products	0.5
Purchased Options	0.5
Health Care Equipment & Supplies	0.4
Technology Hardware, Storage & Peripherals	0.4
Automobiles	0.1
Investments in Exchange-Traded Funds	15.9
Investment in Money Market Fund	2.5
Other Assets, Less Liabilities	26.9
Investments Sold Short	–11.7

100.0%

See Portfolio of Investments beginning on page M-332 for specific holdings within these categories.

Top Ten Holdings or Issuers as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	iShares China Large-Cap ETF

2.	Merlin Properties Socimi S.A.

3.	Bank of Ireland

4.	Bank of China, Ltd. Class H

5.	iShares MSCI Japan ETF
6.	Kennedy Wilson Europe Real Estate PLC

7.	iShares MSCI Hong Kong ETF

8.	Sony Corp.

9.	iShares MSCI Emerging Markets ETF

10.	China Life Insurance Co., Ltd. Class H

Top Five Short Positions as of June 30, 2015 (Unaudited)

1.	iShares JP Morgan USD Emerging Markets Bond ETF
2.	Industrial Select Sector SPDR Fund
3.	iShares U.S. Real Estate ETF
4.	Canadian Pacific Railway, Ltd.
5.	General Electric Co.

M-329

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Michael C. Aronstein of Marketfield Asset Management LLC, the Portfolio’s Subadvisor.

How did MainStay VP Marketfield Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Marketfield Portfolio returned –1.77% for Initial Class shares and –1.89 for Service Class shares. Over the same period, both share classes underperformed the 1.23% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark, and the 2.37% return of the HFRI Macro Discretionary Thematic Index,1 which is a secondary benchmark of the Portfolio. Over the same period both share classes underperformed the 0.65% return of the Average Lipper1 Variable Products Alternative Other Portfolio.

What factors affected the Portfolio’s performance relative to the S&P 500® Index during the reporting period?

MainStay VP Marketfield Portfolio is a long/short portfolio whose correlation to the broad equity market may vary considerably over the course of an investment cycle. The Portfolio has a broad investment charter that allows it to use, among other instruments, equity securities, fixed-income instruments, futures and options. Additionally, with respect to 50% of its net assets, the Portfolio may engage in short sales to profit from anticipated declines in security prices.

The Portfolio’s short Index Hedges and short Margin Pressures themes were the primary negative drivers of relative performance. In addition, the S&P 500® Index had fairly narrow leadership, driven by health care and retail, sectors in which the Portfolio held very small positions. The Portfolio’s short Index Hedges theme seeks to dampen Portfolio volatility using broad fixed-income and equity index hedges. The short Margin Pressures theme pursues short positions among companies that may have limited ability to pass on rising input costs.

The Portfolio’s long exposure to three segments—Asia including China, Japan, and U.S. and non-U.S. property—helped the Portfolio’s relative performance during the first half of 2015.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the first half of 2015, the Portfolio was long Hang Seng China Enterprises Index (HSCEI) futures.

This holding produced positive performance, contributing 0.45% for the reporting period. The Portfolio was short CAC 40 (French stock exchange index) futures, which detracted from performance by 0.52% for the reporting period.

In addition, the Portfolio held currency options and forwards as well as equity and U.S. Treasury note options with no material net effect on the performance of the Portfolio.

Which investment themes were the strongest contributors to the Portfolio’s performance, and which themes were particularly weak?

The three strongest contributions to the Portfolio’s performance came from our Japan Recovery theme, which contributed 1.3% to performance; Asia Ex-Japan, which contributed 1.1% to performance; and Non-U.S. Property Recovery, which contributed 0.5% to performance. (Contributions take weightings and total returns into account.) The Portfolio’s Japan Recovery theme sought long positions in a basket of economically sensitive Japanese securities. The Portfolio’s Asia Ex-Japan theme sought long positions in broad Chinese Indexes, large insurers and financials. The Portfolio’s Non-U.S. Property Recovery theme sought long positions in real estate and financials in Europe, primarily in Ireland, Spain and the U.K. This reflected our view that depressed European assets were recovering.

The three weakest contributions to the Portfolio’s performance came from our Index Hedges theme, which contributed –1.5% to performance; our Late-Cycle Opportunities theme, which contributed –1.1% to performance; and our Margin Pressures theme, which contributed –0.9% to performance. The Late-Cycle Opportunities theme sought long positions in financials, industrial goods, agriculture and technology. The theme reflected our view that some companies in these sectors may be more competitive or likely to benefit in this phase of the economic cycle.

During the reporting period, which individual holdings made the strongest contributions to the Portfolio’s absolute performance and which holdings detracted the most?

The individual position that made the strongest contribution to the Portfolio’s absolute performance during the reporting period was a USDTRY call option (an option on the Turkish lira). This was followed by a

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-330	MainStay VP Marketfield Portfolio

position in Bank of China Limited, Class H, and a position in HSCEI futures.

The Portfolio’s individual holdings that detracted the most from the Portfolio’s absolute performance were a position in CAC 40 Index futures, a USDZAR call option (an option on the South African rand) and an SPY put option (an option on the S&P 500® Index).

As of June 30, 2015, the Portfolio no longer held options in the Turkish lira, the South African rand or the S&P 500® Index. In addition, the Portfolio no longer held a positon in CAC 40 futures.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio increased exposure to our long Asia Ex-Japan theme from 14% to 27% of net assets. We increased our long Japan Recovery theme from 10% to 20% of net assets. We increased our long Non-U.S. Property theme from 9% to 11% of net assets. Over the same period, we decreased our long U.S. Property theme from 13% to 9% of net assets. We also decreased our Late-Cycle Opportunities theme from 19% to 16% of net assets.

How did the Portfolio’s sector weightings change during the reporting period?

From January 1, 2015, through June 30, 2015, the Portfolio’s weighting in information technology declined from 10.3% to 8.1% of net assets, a decrease of 2.2 percentage points. Over the same period, the Portfolio’s holdings in industrials fell from 6.9% to 5.8% of net assets, a decrease of 1.1 percentage points.

During the reporting period, the Portfolio’s position in financials increased from 21% to 22.6% of net assets, a gain of 1.6 percentage points; and the Portfolio’s materials holdings moved from 6.1% to 6.8% of net assets, an increase of 70 basis points. (A basis point is one hundredth of a percentage point.) During the reporting period, the Portfolio’s consumer discretionary holdings grew from 13% of net assets to 13.3%, an increase of 30 basis points. In energy, the Portfolio moved from 0.8% of net assets at the beginning of the reporting period to 1.0% at the end, an increase of 20 basis points.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the equity portion of the Portfolio was 84% long and 12% short. The net equity exposure was long 72%.2 As of the same date, the futures portion of the Portfolio was 5% long and 11% short. The net futures exposure was short 6%.

2.	See the Portfolio of Investments on page M-332 for information on specific holdings.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-331

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value
Common Stocks 64.7%†
Aerospace & Defense 2.8%
Honeywell International, Inc.	18,846	$1,921,726
Lockheed Martin Corp.	20,542	3,818,758
Northrop Grumman Corp. (a)	23,752	3,767,780
United Technologies Corp.	16,043	1,779,650

		11,287,914

Automobiles 0.1%
Great Wall Motor Co., Ltd. Class H (b)(c)	101,519	497,671

Banks 9.3%
♦Bank of China, Ltd. Class H	18,365,491	11,964,798
♦Bank of Ireland (d)	17,859,575	7,216,498
Citigroup, Inc. (a)	48,688	2,689,525
DBS Group Holdings, Ltd.	307,261	4,720,073
Itau Unibanco Holding S.A., ADR	200,511	2,195,595
Sumitomo Mitsui Financial Group, Inc.	102,088	4,553,650
U.S. Bancorp	42,443	1,842,026
Wells Fargo & Co. (a)	36,966	2,078,968

		37,261,133

Beverages 0.9%
Suntory Beverage & Food, Ltd.	86,783	3,456,854

Biotechnology 0.7%
Grifols S.A.	70,168	2,826,333

Capital Markets 0.6%
CITIC Securities Co., Ltd. Class H	641,044	2,315,567

Chemicals 0.6%
Sherwin-Williams Co. (The) (a)	9,182	2,525,234

Communications Equipment 0.9%
QUALCOMM, Inc.	59,615	3,733,687

Construction Materials 1.8%
Buzzi Unicem S.p.A.	23,320	331,998
CRH PLC	29,299	822,204
Eagle Materials, Inc. (a)	39,662	3,027,400
Taiheiyo Cement Corp.	1,108,926	3,243,825

		7,425,427

Diversified Financial Services 1.0%
CME Group, Inc.	32,934	3,064,838
Intercontinental Exchange, Inc.	4,805	1,074,446

		4,139,284

	Shares	Value
Diversified Telecommunication Services 1.2%
Singapore Telecommunications, Ltd.	1,478,600	$4,664,462

Electrical Equipment 1.0%
Rockwell Automation, Inc.	31,828	3,967,042

Electronic Equipment, Instruments & Components 3.6%
Hitachi, Ltd.	556,910	3,671,324
Keyence Corp.	8,080	4,361,358
Murata Manufacturing Co., Ltd.	25,450	4,441,819
Yaskawa Electric Corp.	155,500	1,992,270

		14,466,771

Food & Staples Retailing 0.6%
Costco Wholesale Corp.	17,967	2,426,623

Health Care Equipment & Supplies 0.4%
Intuitive Surgical, Inc. (d)	3,228	1,563,966

Hotels, Restaurants & Leisure 2.0%
Dalata Hotel Group PLC (d)	810,840	3,254,273
Las Vegas Sands Corp.	87,423	4,595,827

		7,850,100

Household Durables 8.5%
D.R. Horton, Inc.	120,060	3,284,842
Lennar Corp. Class A (a)	81,265	4,147,766
Panasonic Corp.	318,616	4,377,602
PulteGroup, Inc.	162,775	3,279,916
Ryland Group, Inc. (The) (a)	42,561	1,973,553
Sekisui House, Ltd.	230,668	3,664,000
♦Sony Corp. (d)	152,087	4,301,582
♦Sony Corp., Sponsored ADR (d)	127,522	3,620,349
Toll Brothers, Inc. (d)	47,677	1,820,785
Whirlpool Corp.	20,286	3,510,492

		33,980,887

Insurance 2.4%
♦China Life Insurance Co., Ltd. Class H	1,586,201	6,875,574
China Pacific Insurance Group Co., Ltd. Class H	596,700	2,871,285

		9,746,859

Internet Software & Services 2.4%
Facebook, Inc. Class A (a)(d)	55,118	4,727,195
Tencent Holdings, Ltd.	254,300	5,078,422

		9,805,617

Leisure Products 0.5%
Shimano, Inc.	15,100	2,060,465

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

M-332	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Machinery 3.8%
Cummins, Inc. (a)	19,150	$2,512,288
Deere & Co.	36,573	3,549,410
Fanuc Corp.	27,452	5,625,658
Kubota Corp.	224,500	3,561,439

		15,248,795

Metals & Mining 4.1%
Glencore PLC (d)	1,173,404	4,706,994
Newmont Mining Corp. (a)	136,586	3,190,649
Nippon Steel & Sumitomo Metal Corp.	2,092,059	5,425,661
Vale S.A., Sponsored ADR	558,709	3,290,796

		16,614,100

Oil, Gas & Consumable Fuels 1.0%
PetroChina Co., Ltd. Class H	3,520,000	3,918,907

Personal Products 0.8%
Kao Corp.	72,500	3,372,493

Real Estate Investment Trusts 5.2%
Green REIT PLC	2,590,163	4,233,283
Hibernia REIT PLC	3,032,594	4,259,917
♦Merlin Properties Socimi S.A. (d)	1,027,103	12,549,916

		21,043,116

Real Estate Management & Development 4.2%
Deutsche Wohnen A.G.	34,058	780,464
♦Kennedy Wilson Europe Real Estate PLC	557,090	9,943,722
Mitsubishi Estate Co., Ltd.	149,627	3,223,365
St. Joe Co. (The) (a)(d)	192,870	2,995,271

		16,942,822

Software 0.6%
FireEye, Inc. (d)	19,789	967,880
Splunk, Inc. (a)(d)	18,567	1,292,635

		2,260,515

Specialty Retail 2.1%
Home Depot, Inc. (The) (a)	26,807	2,979,062
Inditex S.A.	162,876	5,294,030

		8,273,092

Technology Hardware, Storage & Peripherals 0.4%
Blackberry, Ltd. (d)	182,391	1,491,958

Wireless Telecommunication Services 1.2%
China Mobile, Ltd.	363,069	4,655,722

Total Common Stocks (Cost $241,539,578)		259,823,416

	Shares	Value
Exchange-Traded Funds 15.9% (e)
♦iShares China Large-Cap ETF	384,589	$17,729,553
♦iShares MSCI Emerging Markets ETF	198,712	7,872,969
♦iShares MSCI Hong Kong ETF	411,910	9,292,690
♦iShares MSCI Japan ETF	917,121	11,748,320
iShares Russell 2000 ETF	26,389	3,294,930
iShares U.S. Home Construction ETF (a)	132,419	3,634,902
Market Vectors Agribusiness ETF	56,277	3,101,988
Market Vectors Gold Miners ETF (a)	180,266	3,201,524
SPDR S&P Homebuilders ETF (a)	113,624	4,160,911

Total Exchange-Traded Funds (Cost $60,766,717)		64,037,787

Preferred Stock 1.2%
Banks 1.2%
♦Bank of Ireland Trust-Preferred Security 10.24% (f)	4,357,000	5,009,922

Total Preferred Stock (Cost $5,155,181)		5,009,922

	Notional Amount
Purchased Options 0.5%
Purchased Call Options 0.2%
INR Put/USD Call Expiring 8/11/15 at 65 INR to 1 USD, European Style (g)	71,643,559	260,353

	Number of Contracts
Market Vectors Gold Miners ETF Strike Price $19.00 Expires 8/21/15, American Style (g)	3,900	140,400
Proshares Ultrashort 20+ Year Treasury ETF Strike Price $52.00 Expires 7/17/15, American Style (g)	3,814	282,236

Total Purchased Call Options (Cost $1,884,741)		682,989

Purchased Put Options 0.3%
10-Year United States Treasury Note Future
Strike Price $124.50 Expires 8/21/15, American Style (g)	372	197,625
Strike Price $125.00 Expires 8/21/15, American Style (g)	372	255,750
Strike Price $125.50 Expires 8/21/15, American Style (g)	278	243,250
American Express Co. Strike Price $77.50 Expires 7/17/15, American Style (g)	768	83,712

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-333

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Number of Contracts	Value
Purchased Options (continued)
Purchased Put Options (continued)
Blackrock, Inc. Strike Price $350.00 Expires 7/17/15, American Style (g)	337	$266,230

Total Purchased Put Options (Cost $1,105,709)		1,046,567

Total Purchased Options (Cost $2,990,450)		1,729,556

	Shares
Short-Term Investment 2.5%
Money Market Fund 2.5%
State Street Institutional Treasury Money Market Fund	10,000,178	10,000,178

Total Short-Term Investment (Cost $10,000,178)		10,000,178

Total Investments, Before Investments Sold Short (Cost $320,452,104) (i)	84.8%	340,600,859

Common Stocks Sold Short (2.5%)
Capital Markets (0.7%)
Eaton Vance Corp.	(71,125)	(2,783,121)

Industrial Conglomerates (0.8%)
General Electric Co.	(122,355)	(3,250,973)

Road & Rail (1.0%)
Canadian Pacific Railway, Ltd.	(25,092)	(4,020,491)

Total Common Stocks Sold Short (Proceeds $10,084,493)		(10,054,585)

	Shares	Value
Exchange-Traded Funds Sold Short (9.2%) (e)
Industrial Select Sector SPDR Fund	(235,190)	$(12,714,371)
iShares JP Morgan USD Emerging Markets Bond ETF	(148,721)	(16,347,412)
iShares U.S. Real Estate ETF	(114,130)	(8,137,469)

Total Exchange-Traded Funds Sold Short (Proceeds $39,051,024)		(37,199,252)

Total Investments Sold Short (Proceeds $49,135,517) (h)	(11.7)%	(47,253,837)

Total Investments, Net of Investments Sold Short (Cost $271,316,587)	73.1	293,347,022
Other Assets, Less Liabilities	26.9	108,165,381
Net Assets	100.0%	$401,512,403

(a)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(M)).

(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, the total market value of this security was $497,671, which represented 0.1% of the Portfolio’s net assets.

(c)	Illiquid security—As of June 30, 2015, the total market value of this security was $497,671, which represented 0.1% of the Portfolio’s net assets.

(d)	Non-income producing security.

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(g)	As of June 30, 2015, cash in the amount of $1,010,941 was on deposit with brokers for options transactions.

(h)	As of June 30, 2015, cash in the amount of $55,871,073 was on deposit with brokers for short sale transactions.

(i)	As of June 30, 2015, cost was $322,220,862 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$30,209,882
Gross unrealized depreciation	(11,829,885)

Net unrealized appreciation	$18,379,997

As of June 30, 2015, the Portfolio held the following foreign currency forward contracts1:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	8/12/15	Citigroup Global Markets, Inc.	EUR	3,062,081	$3,444,849	$ (29,231)

M-334	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Foreign Currency Sales Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	8/12/15	Citigroup Global Markets, Inc.	EUR	33,034,464	$37,067,972	$219,464
Euro vs. U.S. Dollar	9/3/15	Credit Suisse International		30,706,226	33,525,058	(737,448)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(547,215)

1	As of June 30, 2015, cash in the amount of $2,000,000 was on deposit with a broker for foreign currency forward contracts.

As of June 30, 2015, the Portfolio held the following Futures Contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
H-Shares Index	232	July 2015	$19,341,938	$(790,856)
Standard & Poor’s 500 Index Mini	(416)	September 2015	(42,731,520)	971,252
			$(23,389,582)	$180,396

1.	As of June 30, 2015, cash in the amount of $4,695,473 was on deposit with brokers for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2015.

Written Options1

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Premium (Received)	Market Value
Call-American Express Co., American Style	Citibank N.A.	$80.00	7/17/2015	(768)	$(99,838)	$(34,560)
Put- Blackrock, Inc., American Style	Barclay’s Capital, Inc.	330.00	7/17/2015	(337)	(58,301)	(64,030)
					$(158,139)	$(98,590)

1.	As of June 30, 2015, cash in the amount of $1,010,941 was on deposit with brokers for options transactions.

At June 30, 2015, the Portfolio held the following OTC credit default swap contract:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[1]	Notional Amount (000)[2]	(Pay)/ Receive Fixed Rate[3]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[4]
Republic of South Africa
5.50%, due 3/9/20	Citibank N.A.	6/20/2019	Buy	$4,497	(1.00%)	$(192,553)	$125,056	$(67,497)
							$125,056	$(67,497)

1.	Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
2.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

3.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

4.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at June 30, 2015.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-335

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

EUR—Euro

INR—Indian Rupee

SPDR—Standard & Poor’s Depositary Receipt

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Automobiles	$—	$497,671	$—	$497,671
All Other Industries	259,325,745	—	—	259,325,745

Total Common Stocks	259,325,745	497,671	—	259,823,416

Exchange-Traded Funds	64,037,787	—	—	64,037,787
Preferred Stock	—	5,009,922	—	5,009,922
Short-Term Investment
Money Market Fund	10,000,178	—	—	10,000,178

Total Investments in Securities	333,363,710	5,507,593	—	338,871,303

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	219,464	—	219,464
Futures Contracts Short (b)	971,252	—	—	971,252
Purchased Call Options	682,989	—	—	682,989
Purchased Put Options	1,046,567	—	—	1,046,567

Total Other Financial Instruments	2,700,808	219,464	—	2,920,272

Total Investments in Securities and Other Financial Instruments	$336,064,518	$5,727,057	$—	$341,791,575

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(10,054,585)	$—	$—	$(10,054,585)
Exchange-Traded Funds Sold Short	(37,199,252)	—	—	(37,199,252)

Total Investments in Securities Sold Short	(47,253,837)	—	—	(47,253,837)

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	(766,679)	—	(766,679)
Futures Contracts Long (b)	(790,856)	—	—	(790,856)
Credit Default Swap Contract (b)	—	(67,497)	—	(67,497)
Written Options	(98,590)	—	—	(98,590)

Total Other Financial Instruments	(889,446)	(834,176)	—	(1,723,622)

Total Investments in Securities Sold Short and Other Financial Instruments	$(48,143,283)	$(834,176)	$—	$(48,977,459)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2015, certain foreign securities with a market value of $84,207,039 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-336	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $320,452,104)	$340,600,859
Cash collateral on deposit at broker	63,577,487
Cash	33,756,860
Cash denominated in foreign currencies (identified cost $9,435,192)	9,404,693
Receivables:
Dividends and interest	1,377,522
Fund shares sold	618,383
Investment securities sold	565,673
Unrealized appreciation on futures contracts (a)	180,396
Premium paid for swap contract	192,553
Other assets	3,591
Unrealized appreciation on foreign currency forward contracts	219,464

Total assets	450,497,481

Liabilities
Investments sold short (proceeds $49,135,517)	47,253,837
Written options, at value (premiums received $158,139)	98,590
Payables:
Manager (See Note 3)	472,298
Fund shares redeemed	92,214
NYLIFE Distributors (See Note 3)	70,590
Broker fees and charges on short sales	49,550
Dividends on investments sold short	35,173
Shareholder communication	31,537
Custodian	23,908
Professional fees	22,840
Trustees	365
Unrealized depreciation on swap contract	67,497
Unrealized depreciation on foreign currency forward contracts	766,679

Total liabilities	48,985,078

Net assets	$401,512,403

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$41,783
Additional paid-in capital	443,779,108

443,820,891
Net investment loss	(1,039,298)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(62,882,690)
Net unrealized appreciation (depreciation) on investments, futures contracts, written options and swap contracts	20,321,203
Net unrealized appreciation (depreciation) on investments sold short	1,881,680
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(589,383)

Net assets	$401,512,403

Initial Class
Net assets applicable to outstanding shares	$61,151,270

Shares of beneficial interest outstanding	6,338,404

Net asset value per share outstanding	$9.65

Service Class
Net assets applicable to outstanding shares	$340,361,133

Shares of beneficial interest outstanding	35,444,291

Net asset value per share outstanding	$9.60

(a)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2015. Margin payments are not paid or received daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-337

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$3,200,759
Interest	355,542

Total income	3,556,301

Expenses
Manager (See Note 3)	2,995,316
Dividends on investments sold short	689,374
Distribution and service—Service Class (See Note 3)	426,407
Broker fees and charges on short sales	361,850
Professional fees	43,869
Shareholder communication	31,468
Custodian	28,903
Trustees	3,882
Miscellaneous	11,393

Total expenses	4,592,462

Net investment income (loss)	(1,036,161)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(7,885,067)
Investments sold short	(2,624,944)
Futures transactions	(3,326,521)
Written option transactions	717,075
Swap transactions	(46,771)
Foreign currency transactions	(241,582)

Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(13,407,810)

Net change in unrealized appreciation (depreciation) on:
Investments	4,053,106
Investments sold short	523,296
Futures contracts	2,606,022
Written option contracts	59,549
Swap contracts	21,412
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(550,040)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options, swap contracts and foreign currency transactions	6,713,345

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(6,694,465)

Net increase (decrease) in net assets resulting from operations	$(7,730,626)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $166,369.

M-338	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,036,161)	$(4,278,172)
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(13,407,810)	(45,028,366)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options, swap contracts and foreign currency transactions	6,713,345	(8,867,684)

Net increase (decrease) in net assets resulting from operations	(7,730,626)	(58,174,222)

Capital share transactions:
Net proceeds from sale of shares	37,553,024	239,914,389
Cost of shares redeemed	(72,820,847)	(78,808,418)

Increase (decrease) in net assets derived from capital share transactions	(35,267,823)	161,105,971

Net increase (decrease) in net assets	(42,998,449)	102,931,749

Net Assets
Beginning of period	444,510,852	341,579,103

End of period	$401,512,403	$444,510,852

Net investment loss at end of period	$(1,039,298)	$(3,137)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-339

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,	May 1, 2013** through December 31,
	2015*		2014	2013
Net asset value at beginning of period	$9.82		$11.15	$10.00

Net investment income (loss) (a)	(0.02)		(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.13)		(1.25)	1.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.00)‡	—

Total from investment operations	(0.17)		(1.33)	1.15

Net asset value at end of period	$9.65		$9.82	$11.15

Total investment return	(1.73	%)(b)(c)	(11.93%)	11.50	% (b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.40	%)††	(0.78%)	(1.35	%)††
Net expenses (excluding short sale expenses)	1.46	% ††	1.46%	1.54	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.94	% ††	2.21%	2.64	% ††
Short sale expenses	0.48	% ††	0.75%	1.10	% ††
Portfolio turnover rate	68%		113%	18%
Net assets at end of period (in 000’s)	$61,151		$100,126	$88,557

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,	May 1, 2013** through December 31,
	2015*		2014	2013
Net asset value at beginning of period	$9.79		$11.14	$10.00

Net investment income (loss) (a)	(0.02)		(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.15)		(1.24)	1.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.00)‡	—

Total from investment operations	(0.19)		(1.35)	1.14

Net asset value at end of period	$9.60		$9.79	$11.14

Total investment return (b)	(1.94	%)(c)	(12.12%)	11.40	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.51	%)††	(1.04%)	(1.55	%)††
Net expenses (excluding short sales expenses)	1.71	% ††	1.71%	1.79	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.20	% ††	2.48%	2.79	% ††
Short sale expenses	0.49	% ††	0.77%	1.00	% ††
Portfolio turnover rate	68%		113%	18%
Net assets at end of period (in 000’s)	$340,361		$344,385	$253,022

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.

M-340	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP MFS® Utilities Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	–1.14%	–4.72%	11.90%	0.78%
Service Class Shares	–1.26	–4.96	11.62	1.03

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
Dow Jones Global Utilities Index[3]	–6.88%	–8.36%	5.38%
Average Lipper Variable Products Utility Portfolio[4]	–4.58	–5.68	10.00

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Utility Portfolio is representative of portfolios that invest primarily in the equity securities of domestic and foreign companies providing utilities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-341

Cost in Dollars of a $1,000 Investment in MainStay VP MFS® Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$988.60	$3.80	$1,021.00	$3.86

Service Class Shares	$1,000.00	$987.40	$5.03	$1,019.70	$5.11

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-342	MainStay VP MFS® Utilities Portfolio

Country Composition as of June 30, 2015 (Unaudited)

United States	71.9%
Portugal	3.9
Italy	3.5
Spain	3.4
Canada	2.7
United Kingdom	2.7
Brazil	2.6
Denmark	1.3
China	1.2
France	1.1
Sweden	1.1
Luxembourg	0.8
Russia	0.8

Greece	0.6%
Israel	0.6
Australia	0.5
Japan	0.5
Indonesia	0.3
Malaysia	0.2
Mexico	0.2
Philippines	0.2
Thailand	0.0 ‡
Other Assets, Less Liabilities	–0.1

100.0%

‡	Less than one-tenth of a percent.

Portfolio Composition as of June 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-346 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	Exelon Corp.

2.	NextEra Energy, Inc.

3.	PPL Corp.

4.	Dynegy, Inc.

5.	Sempra Energy
6.	Dominion Resources, Inc.

7.	AES Corp. (The)

8.	Public Service Enterprise Group, Inc.

9.	NRG Energy, Inc.

10.	American Electric Power Co., Inc.

M-343

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Maura A. Shaughnessy, CFA, and Claud P. Davis of Massachusetts Financial Services Company (“MFS”), the Portfolio’s Subadvisor.

How did MainStay VP MFS® Utilities Portfolio perform relative to its primary benchmark and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP MFS® Utilities Portfolio returned –1.14% for Initial Class shares and –1.26% for Service Class shares. Both share classes outperformed the –6.88% return of the Dow Jones Global Utilities Index,1 which is the Portfolio’s broad-based securities-market index, and the –4.58% return of the Average Lipper1 Variable Products Utility Portfolio for the six months ended June 30, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

In general, our diversified investment approach at the industry and regional levels benefited performance relative to the Dow Jones Global Utilities Index and our peers.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Overall, our use of derivatives was positive during the reporting period. Our 70% hedge to the euro was beneficial as the currency weakened relative to the U.S. dollar.

Which industries were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the industries that made the strongest positive contributions to the Portfolio’s performance relative to the Dow Jones Global Utilities Index were natural gas pipeline, telephone services and cable TV. (Contributions take weightings and total returns into account.) The weakest industry contributions to the Portfolio’s relative performance came from water utilities, Internet, and natural gas distribution. All three of these weakest contributors posted negative total returns.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were cable company Altice, natural gas pipeline company Williams Cos. and cable & entertainment company Time Warner Cable. Altice benefited during the reporting period because its acquisition of a French cable company was viewed positively by investors. Williams Cos. was helped by financial restructuring and thus greater dividend visibility. The company also received a bid from Energy Transfer Equity. The share price of Time Warner Cable rose with an announced purchase by Comcast. After the Comcast deal was called off, however, the share price again rose when the company merged with Charter Communications.

The stocks that made the weakest contributions to the Portfolio’s absolute performance were integrated electric power companies Exelon and NRG and independent power company Calpine. All three stocks suffered because of lower natural gas prices, which drive power prices.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio added to its position in electric utility Exelon, given the company’s attractive valuation and positive correlation to its ability to benefit should natural gas prices and power prices rise. We also added to the Portfolio’s position in wireless tower company American Tower by purchasing the company’s convertible security. We believed that the security offered a good return/risk opportunity.

We reduced the Portfolio’s position in cable company Liberty Global as the stock moved higher throughout the reporting period on the possibility of a merger with Vodafone. In our opinion, the stock appeared to be fully valued. The Portfolio also trimmed its position in Williams Cos. as the stock spiked in June on news of a hostile takeover bid by Energy Transfer Equity. Once again, in our opinion, the stock appeared to be fully valued.

How did the Portfolio’s industry weightings change during the reporting period?

During the reporting period, we modestly increased the Portfolio’s weighting in the independent power and renewable, multi-utilities and diversified telecommunications industries. In the first half of 2015, we modestly reduced the Portfolio’s weighting in the media, wireless telecommunications and gas utilities industries.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-344	MainStay VP MFS® Utilities Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the Portfolio held significantly overweight positions in the oil & gas, diversified telecommunications services and independent power and renewables industries. As of the same date, the Portfolio held significantly underweight positions in the electric utilities and multi-utilities industries.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-345

Portfolio of Investments June 30, 2015 (Unaudited)

	Principal Amount	Value
Long-Term Bond 0.0%‡† Mortgage-Backed Security 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.0%‡
Falcon Franchise Loan LLC Series 2001-1, Class IO 6.62%, due 1/5/23 (a)(b)(c)(d)	$12,067	$1,285

Total Long-Term Bond (Cost $687)		1,285

	Shares
Common Stocks 89.4%
Diversified Telecommunication Services 7.9%
Bezeq-The Israeli Telecommunication Corp., Ltd.	4,935,583	8,409,173
BT Group PLC	1,038,573	7,346,623
Cellnex Telecom SAU (a)(e)	445,957	7,544,630
Com Hem Holding AB	1,683,079	15,602,770
Frontier Communications Corp.	147,591	730,575
Hellenic Telecommunications Organization S.A. (f)	1,037,792	8,717,453
Infrastrutture Wireless Italiane S.p.A (a)(c)(d)(e)	347,860	1,570,637
TDC A/S	2,474,162	18,142,400
Telecom Italia—RSP S.p.A.	14,499,112	14,798,443
TELUS Corp.	156,682	5,397,940
Verizon Communications, Inc.	431,639	20,118,694
XL Axiata Tbk PT (e)	18,080,500	4,997,311

		113,376,649

Electric Utilities 21.9%
ALLETE, Inc.	192,652	8,937,126
♦American Electric Power Co., Inc.	604,612	32,026,298
Cia Paranaense de Energia Class B, Sponsored ADR	162,013	1,782,143
CPFL Energia S.A.	1,275,717	7,898,605
Edison International	114,159	6,344,957
EDP-Energias de Portugal S.A.	6,890,717	26,157,595
EDP-Energias do Brasil S.A.	2,634,446	9,752,814
Enel S.p.A.	5,485,073	24,851,487
Equatorial Energia S.A.	399,788	4,522,384
♦Exelon Corp.	1,469,514	46,172,130
Iberdrola S.A.	1,043,312	7,027,667
♦NextEra Energy, Inc.	505,562	49,560,243
OGE Energy Corp.	812,513	23,213,496
♦PPL Corp.	1,534,775	45,229,819
Red Electrica Corp. S.A.	133,291	10,681,326
Xcel Energy, Inc.	272,394	8,765,639

		312,923,729

	Shares	Value
Gas Utilities 2.2%
APA Group	659,081	$4,190,156
China Resources Gas Group, Ltd.	3,892,000	11,523,037
Gas Natural SDG S.A.	266,512	6,043,437
Infraestructura Energetica Nova S.A.B. de C.V.	517,797	2,556,453
Snam S.p.A.	1,460,573	6,949,666

		31,262,749

Independent Power & Renewable Electricity Producers 14.6%
8point3 Energy Partners, L.P. (e)	106,921	1,990,869
Abengoa Yield PLC	546,853	17,127,436
♦AES Corp. (The)	2,768,821	36,714,567
Calpine Corp. (e)	1,373,990	24,718,080
China Longyuan Power Group Corp.	4,770,000	5,304,410
♦Dynegy, Inc. (e)	1,016,717	29,738,972
EDP Renovaveis S.A.	4,221,208	29,883,176
Enel Green Power S.p.A.	1,497,026	2,925,685
NextEra Energy Partners, L.P.	123,283	4,884,473
♦NRG Energy, Inc.	1,417,468	32,431,668
NRG Yield, Inc. Class A	160,187	3,522,512
NRG Yield, Inc. Class C	318,827	6,979,123
Talen Energy Corp. (e)	179,414	3,078,744
TerraForm Power, Inc. Class A	158,148	6,006,461
Tractebel Energia S.A.	264,600	2,909,740

		208,215,916

Media 7.9%
Altice S.A. (e)	83,638	11,520,270
Astro Malaysia Holdings BHD	2,945,600	2,404,571
Charter Communications, Inc. Class A (e)	91,155	15,610,294
Comcast Corp. Class A	489,719	29,353,757
Liberty Global PLC Class C (e)	338,335	17,129,901
Quebecor, Inc. Class B	331,305	8,281,299
Time Warner Cable, Inc.	164,858	29,372,750

		113,672,842

Multi-Utilities 12.9%
AGL Energy, Ltd.	288,325	3,459,210
Alliant Energy Corp.	50,218	2,898,583
Ameren Corp.	231,736	8,731,812
CenterPoint Energy, Inc.	174,749	3,325,473
CMS Energy Corp.	320,651	10,209,528
♦Dominion Resources, Inc.	164,059	10,970,625
DTE Energy Co.	147,153	10,983,500
GDF Suez	838,411	15,553,444
NiSource, Inc.	473,894	21,604,827
NorthWestern Corp.	120,510	5,874,863
PG&E Corp.	314,446	15,439,299
♦Public Service Enterprise Group, Inc.	906,037	35,589,133
♦Sempra Energy	396,579	39,237,526

		183,877,823

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

M-346	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 16.9%
Anadarko Petroleum Corp.	107,321	$8,377,477
Columbia Pipeline Partners, L.P.	210,434	5,302,937
Cone Midstream Partners, L.P.	59,183	1,047,539
Enable Midstream Partners, L.P.	219,950	3,514,801
Enbridge, Inc.	528,786	24,728,895
Energy Transfer Equity, L.P.	301,543	19,350,014
Energy Transfer Partners, L.P.	399,254	20,841,059
Enterprise Products Partners, L.P.	272,805	8,154,142
EQT Corp.	148,807	12,103,961
EQT GP Holdings, L.P. (e)	69,060	2,347,349
JP Energy Partners, L.P.	192,932	2,508,116
Kinder Morgan, Inc.	677,022	25,990,875
Memorial Resource Development Corp. (e)	79,663	1,511,207
Noble Energy, Inc.	228,942	9,771,245
ONEOK Partners, L.P.	80,241	2,728,194
Plains All American Pipeline, L.P.	66,330	2,889,998
Plains GP Holdings, L.P. Class A	800,366	20,681,457
SemGroup Corp. Class A	125,304	9,959,162
Sunoco Logistics Partners, L.P.	19,358	736,185
Tallgrass Energy GP, L.P. (e)	184,353	5,926,949
Western Gas Equity Partners, L.P.	155,712	9,342,720
Williams Cos., Inc. (The)	502,764	28,853,626
Williams Partners, L.P.	318,670	15,433,188

		242,101,096

Real Estate Investment Trusts 1.4%
American Tower Corp.	215,200	20,076,008

Wireless Telecommunication Services 3.7%
Advanced Info Service PCL	99,800	709,153
KDDI Corp.	275,400	6,647,315
Megafon PJSC, GDR	177,823	2,471,740
Mobile Telesystems OJSC, Sponsored ADR	841,287	8,227,787
Philippine Long Distance Telephone Co.	57,210	3,565,316
SBA Communications Corp. Class A (e)	154,133	17,720,671
Vodafone Group PLC	3,878,878	14,008,637

		53,350,619

Total Common Stocks (Cost $1,223,659,447)		1,278,857,431

Convertible Preferred Stocks 7.3%
Diversified Telecommunication Services 0.5%
Frontier Communications Corp. 11.125%	73,355	7,328,165

	Shares	Value
Electric Utilities 2.5%
♦Exelon Corp. 6.50%	461,272	$20,923,298
♦NextEra Energy, Inc.
5.799%	61,759	3,304,106
5.889%	193,187	11,921,570

		36,148,974

Independent Power & Renewable Electricity Producers 0.9%
♦Dynegy, Inc. 5.375%	133,077	13,227,854

Multi-Utilities 1.9%
♦Dominion Resources, Inc.
6.00%	182,239	9,809,925
6.125%	156,972	8,412,129
6.375%	170,418	7,958,521

		26,180,575

Oil, Gas & Consumable Fuels 0.4%
Anadarko Petroleum Corp. 7.50%	118,073	5,952,060

Real Estate Investment Trusts 0.6%
American Tower Corp. 5.50%	88,948	8,894,800

Wireless Telecommunication Services 0.5%
T-Mobile U.S., Inc. 5.50%	106,288	7,174,440

Total Convertible Preferred Stocks (Cost $104,254,828)		104,906,868

Preferred Stocks 0.7%
Diversified Telecommunication Services 0.2%
Oi S.A. 0.00% (e)	1,207,425	2,271,859

Electric Utilities 0.5%
Cia Paranaense de Energia Class B 4.06%	613,000	6,890,853

Total Preferred Stocks (Cost $17,972,970)		9,162,712

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-347

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 2.7%
Repurchase Agreement 2.7%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $38,891,908 (Collateralized by a United States Treasury Note with a rate of 2.11% and a maturity date of 11/7/22, with a Principal Amount of $40,870,000 and a Market Value of $39,672,346)	$38,891,908	$38,891,908

Total Short-Term Investment (Cost $38,891,908)		38,891,908

Total Investments (Cost $1,384,779,840) (g)	100.1%	1,431,820,204
Other Assets, Less Liabilities	(0.1)	(1,221,440)
Net Assets	100.0%	$1,430,598,764
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2015.

(c)	Illiquid security—As of June 30, 2015, the total market value of these securities was $1,571,922, which represented 0.1% of the Portfolio’s net assets.

(d)	Restricted security.

(e)	Non-income producing security.

(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, the total market value of this security was $8,717,453, which represented 0.6% of the Portfolio’s net assets.

(g)	As of June 30, 2015, cost was $1,385,253,478 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$124,246,427
Gross unrealized depreciation	(77,679,701)

Net unrealized appreciation	$46,566,726

As of June 30, 2015, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	7/10/15	Barclays Bank PLC	EUR	867,867	$968,499	$(850)
Euro vs. U.S. Dollar	7/10/15	Credit Suisse International		509,960	567,340	1,251
Euro vs. U.S. Dollar	7/10/15	Deutsche Bank A.G.		4,340,569	4,846,253	(6,634)
Euro vs. U.S. Dollar	9/17/15	Deutsche Bank A.G.		656,000	739,525	(7,397)
Euro vs. U.S. Dollar	7/10/15	Goldman Sachs & Co.		6,808,506	7,588,094	3,210
Euro vs. U.S. Dollar	7/10/15	JPMorgan Chase Bank		5,007,209	5,580,053	2,851
Euro vs. U.S. Dollar	7/10/15	Merrill Lynch International Bank		1,848,939	2,079,458	(17,938)
Euro vs. U.S. Dollar	7/10/15	Morgan Stanley & Co.		2,000,938	2,163,037	67,955
Euro vs. U.S. Dollar	7/10/15	UBS A.G.		322,774	359,625	259
Pound Sterling vs. U.S. Dollar	7/10/15	Barclays Bank PLC	GBP	1,889,447	2,891,438	77,188
Pound Sterling vs. U.S. Dollar	7/10/15	Citibank N.A.		494,179	743,383	33,052
Pound Sterling vs. U.S. Dollar	7/10/15	Deutsche Bank A.G.		1,186,841	1,825,130	39,587
Pound Sterling vs. U.S. Dollar	7/10/15	Goldman Sachs & Co.		170,127	258,608	8,685
Pound Sterling vs. U.S. Dollar	7/10/15	JPMorgan Chase Bank		691,505	1,060,209	26,255
Pound Sterling vs. U.S. Dollar	7/10/15	Merrill Lynch International Bank		204,394	312,942	8,194
Pound Sterling vs. U.S. Dollar	7/10/15	UBS A.G.		1,226,670	1,917,894	9,401

M-348	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Foreign Currency Sales Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	7/10/15	Citibank N.A.	EUR	6,844,857	$7,447,067	$(184,767)
Euro vs. U.S. Dollar	7/10/15	Credit Suisse International		4,058,209	4,602,090	77,294
Euro vs. U.S. Dollar	7/10/15	Deutsche Bank A.G.		16,317,399	17,704,270	(489,197)
Euro vs. U.S. Dollar	7/10/15	Goldman Sachs & Co.		44,162,993	48,082,851	(1,157,719)
Euro vs. U.S. Dollar	7/10/15	JPMorgan Chase Bank		53,132,939	57,535,935	(1,705,889)
Euro vs. U.S. Dollar	7/10/15	Merrill Lynch International Bank		4,021,624	4,375,479	(108,526)
Euro vs. U.S. Dollar	7/10/15	Morgan Stanley & Co.		3,557,212	3,828,620	(137,577)
Pound Sterling vs. U.S. Dollar	7/10/15	Barclays Bank PLC	GBP	7,806,810	11,610,606	(655,139)
Pound Sterling vs. U.S. Dollar	7/10/15	Goldman Sachs & Co.		63,571	95,049	(4,831)
Pound Sterling vs. U.S. Dollar	7/10/15	Merrill Lynch International Bank		7,593,770	11,294,594	(636,430)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(4,757,712)

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

EUR—Euro

GBP—British Pound Sterling

GDR—Global Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Mortgage-Backed Security	$—	$1,285	$—	$1,285

Total Long-Term Bond	—	1,285	—	1,285

Common Stocks (b)	1,270,139,978	8,717,453	—	1,278,857,431
Convertible Preferred Stocks	104,906,868	—	—	104,906,868
Preferred Stocks	9,162,712	—	—	9,162,712
Short-Term Investment
Repurchase Agreement	—	38,891,908	—	38,891,908

Total Investments in Securities	1,384,209,558	47,610,646	—	1,431,820,204

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	355,182	—	355,182

Total Investments in Securities and Other Financial Instruments	$1,384,209,558	$47,965,828	$—	$1,432,175,386

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-349

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$(5,112,894)	$—	$(5,112,894)

Total Other Financial Instruments	$—	$(5,112,894)	$—	$(5,112,894)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 security valued at $8,717,453 is held in Diversified Telecommunication Services within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2015, certain foreign equity securities with a market value of $274,012,537 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-350	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,384,779,840)	$1,431,820,204
Cash denominated in foreign currencies (identified cost $4,716)	4,706
Receivables:
Dividends and interest	3,923,192
Investment securities sold	843,941
Fund shares sold	781,801
Other assets	7,055
Unrealized appreciation on foreign currency forward contracts	355,182

Total assets	1,437,736,081

Liabilities
Payables:
Manager (See Note 3)	871,517
Fund shares redeemed	626,569
NYLIFE Distributors (See Note 3)	285,071
Custodian	108,662
Shareholder communication	106,139
Professional fees	15,421
Foreign capital gains tax (See Note 2(D))	6,693
Investment securities purchased	1,118
Trustees	911
Accrued expenses	2,322
Unrealized depreciation on foreign currency forward contracts	5,112,894

Total liabilities	7,137,317

Net assets	$1,430,598,764

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$108,390
Additional paid-in capital	1,170,958,745

1,171,067,135
Undistributed net investment income	58,309,424
Accumulated net realized gain (loss) on investments and foreign currency transactions	159,076,831
Net unrealized appreciation (depreciation) on investments (a)	47,033,671
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(4,888,297)

Net assets	$1,430,598,764

Initial Class
Net assets applicable to outstanding shares	$82,239,022

Shares of beneficial interest outstanding	6,199,683

Net asset value per share outstanding	$13.27

Service Class
Net assets applicable to outstanding shares	$1,348,359,742

Shares of beneficial interest outstanding	102,190,341

Net asset value per share outstanding	$13.19

(a)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $6,693.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-351

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$23,010,591
Interest	35,550

Total income	23,046,141

Expenses
Manager (See Note 3)	5,237,173
Distribution and service—Service Class (See Note 3)	1,713,344
Custodian	168,119
Shareholder communication	104,751
Professional fees	47,819
Trustees	12,755
Miscellaneous	40,095

Total expenses	7,324,056

Net investment income (loss)	15,722,085

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	41,276,439
Foreign currency transactions	20,383,312

Net realized gain (loss) on investments and foreign currency transactions	61,659,751

Net change in unrealized appreciation (depreciation) on:
Investments (b)	(84,777,225)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(10,633,949)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(95,411,174)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(33,751,423)

Net increase (decrease) in net assets resulting from operations	$(18,029,338)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,068,386.

(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of change in foreign capital gains tax in the amount of $6,505.

M-352	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,722,085	$34,141,838
Net realized gain (loss) on investments and foreign currency transactions	61,659,751	104,864,431
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(95,411,174)	7,635,727

Net increase (decrease) in net assets resulting from operations	(18,029,338)	146,641,996

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(1,394,204)
Service Class	—	(20,437,467)

	—	(21,831,671)

From net realized gain on investments:
Initial Class	—	(3,353,741)
Service Class	—	(54,913,045)

	—	(58,266,786)

Total dividends and distributions to shareholders	—	(80,098,457)

Capital share transactions:
Net proceeds from sale of shares	82,973,500	238,865,242
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	80,098,457
Cost of shares redeemed	(74,069,916)	(111,170,141)

Increase (decrease) in net assets derived from capital share transactions	8,903,584	207,793,558

Net increase (decrease) in net assets	(9,125,754)	274,337,097

Net Assets
Beginning of period	1,439,724,518	1,165,387,421

End of period	$1,430,598,764	$1,439,724,518

Undistributed net investment income at end of period	$58,309,424	$42,587,339

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-353

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,			February 17, 2012** through December 31,
	2015*		2014		2013	2012
Net asset value at beginning of period	$13.42		$12.65		$10.89	$10.00

Net investment income (loss) (a)	0.16		0.38		0.37	0.33
Net realized and unrealized gain (loss) on investments	(0.40)		1.05		1.88	0.56
Net realized and unrealized gain (loss) on foreign currency transactions	0.09		0.16		(0.05)	(0.00	)‡

Total from investment operations	(0.15)		1.59		2.20	0.89

Less dividends and distributions:
From net investment income	—		(0.24)		(0.28)	—
From net realized gain on investments	—		(0.58)		(0.16)	—

Total dividends and distributions	—		(0.82)		(0.44)	—

Net asset value at end of period	$13.27		$13.42		$12.65	$10.89

Total investment return	(1.12	%)(b)(c)	12.68%		20.33%	8.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.40	% ††	2.81%		3.03%	3.66	%††
Net expenses	0.77	% ††	0.78	%(d)	0.79%	0.80	%††
Portfolio turnover rate	20%		47%		45%	43%
Net assets at end of period (in 000’s)	$82,239		$82,495		$70,290	$56,565

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes expense waiver/reimbursement less than one-hundreth of a percent.

M-354	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,			February 17, 2012** through December 31,
	2015*		2014		2013	2012
Net asset value at beginning of period	$13.36		$12.61		$10.87	$10.00

Net investment income (loss) (a)	0.14		0.35		0.34	0.30
Net realized and unrealized gain (loss) on investments	(0.40)		1.04		1.87	0.57
Net realized and unrealized gain (loss) on foreign currency transactions	0.09		0.16		(0.05)	(0.00	)‡

Total from investment operations	(0.17)		1.55		2.16	0.87

Less dividends and distributions:
From net investment income	—		(0.22)		(0.26)	—
From net realized gain on investments	—		(0.58)		(0.16)	—

Total dividends and distributions	—		(0.80)		(0.42)	—

Net asset value at end of period	$13.19		$13.36		$12.61	$10.87

Total investment return	(1.27	%)(b)(c)	12.40%		20.03%	8.70	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15	% ††	2.53%		2.78%	3.26	%††
Net expenses	1.02	% ††	1.03	%(d)	1.04%	1.05	%††
Portfolio turnover rate	20%		47%		45%	43%
Net assets at end of period (in 000’s)	$1,348,360		$1,357,229		$1,095,097	$793,902

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes expense waiver/reimbursement less than one-hundreth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-355

MainStay VP Mid Cap Core Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2.19%	7.36%	19.19%	9.33%	0.86%
Service Class Shares	2.06	7.10	18.89	9.06	1.11

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Index[3]	2.35%	6.63%	18.23%	9.40%
Average Lipper Variable Products Mid-Cap Core Portfolio[4]	3.64	5.51	16.84	8.68

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Mid-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. diversified equity large-cap floor. Mid-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P MidCap 400® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-356	MainStay VP Mid Cap Core Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,021.90	$4.31	$1,020.50	$4.31

Service Class Shares	$1,000.00	$1,020.60	$5.56	$1,019.30	$5.56

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.86% for Initial Class and 1.11% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-357

Industry Composition as of June 30, 2015 (Unaudited)

Health Care Providers & Services	6.8%
Real Estate Investment Trusts	5.6
Specialty Retail	5.5
Software	4.6
IT Services	4.1
Insurance	3.9
Oil, Gas & Consumable Fuels	3.3
Banks	3.2
Hotels, Restaurants & Leisure	3.0
Semiconductors & Semiconductor Equipment	3.0
Biotechnology	2.9
Chemicals	2.9
Communications Equipment	2.9
Health Care Equipment & Supplies	2.8
Aerospace & Defense	2.5
Food Products	2.5
Media	2.3
Diversified Financial Services	2.2
Commercial Services & Supplies	2.1
Capital Markets	1.9
Internet Software & Services	1.9
Airlines	1.7
Household Durables	1.7
Internet & Catalog Retail	1.7
Multiline Retail	1.7
Beverages	1.4
Containers & Packaging	1.3
Food & Staples Retailing	1.3
Metals & Mining	1.3
Building Products	1.2
Machinery	1.2

Energy Equipment & Services	1.1%
Multi-Utilities	1.1
Textiles, Apparel & Luxury Goods	1.1
Consumer Finance	1.0
Electric Utilities	1.0
Exchange Traded Funds	0.9
Auto Components	0.8
Diversified Telecommunication Services	0.8
Life Sciences Tools & Services	0.8
Personal Products	0.7
Pharmaceuticals	0.7
Wireless Telecommunication Services	0.7
Technology Hardware, Storage & Peripherals	0.6
Automobiles	0.5
Diversified Consumer Services	0.5
Electronic Equipment, Instruments & Components	0.5
Paper & Forest Products	0.5
Real Estate Management & Development	0.5
Gas Utilities	0.4
Electrical Equipment	0.3
Leisure Products	0.3
Construction & Engineering	0.2
Household Products	0.2
Professional Services	0.2
Thrifts & Mortgage Finance	0.1
Road & Rail	0.0 ‡
Short-Term Investment	0.2
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page M-361 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	Electronic Arts, Inc.
2.	AmerisourceBergen Corp.
3.	Cigna Corp.
4.	Moody’s Corp.
5.	SunTrust Banks, Inc.
6.	Kroger Co. (The)
7.	Edwards Lifesciences Corp.
8.	HCA Holdings, Inc.
9.	Fifth Third Bancorp
10.	Incyte Corp.

M-358	MainStay VP Mid Cap Core Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), the Portfolio’s Subadvisor.

How did MainStay VP Mid Cap Core Portfolio perform relative to its primary benchmark and peers for the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Mid Cap Core Portfolio returned 2.19% for Initial Class shares and 2.06% for Service Class shares. Over the same period, both share classes underperformed the 2.35% return of the Russell Midcap® Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes also underperformed the 3.64% return of the Average Lipper1 Variable Products Mid-Cap Core Portfolio for the six months ended June 30, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underexposure to interest-rate sensitive, yield-heavy stocks was beneficial to the Portfolio’s performance relative to the Russell Midcap® Index, as these stocks underperformed in anticipation of a Federal Reserve move to increase the target federal funds rate. While several merger and acquisition deals provided support for domestic equities, our strategy’s return was negatively affected by some of the deals because the Portfolio was underweight target stocks such as health care providers & services company Catamaran, pharmaceutical company Perrigo, logic device company Altera, and semiconductor company Broadcom.

Although the price of crude oil rebounded somewhat in February from the sell-off in January and in the second quarter from the sell-off in March 2015, uncertainties about crude oil demand and geopolitics caused oil prices to remain highly volatile. As a result, several high-beta2 and low-quality energy companies saw their share price plunge during the reporting period, causing the energy sector to be the second-worst performing sector in the Russell Midcap® Index after utilities. While our high-quality bias in energy helped the Portfolio’s performance, some of the underperformance of low-quality, high-beta and high-leverage energy companies had a negative impact on the performance of our valuation factor,3 as these cheap stocks became cheaper.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive sector contributions to the Portfolio’s relative performance came from health care, financials and information technology. (Contributions take weightings and total returns into account.) In each of these sectors, the main driver was stock selection. The Portfolio’s overweight allocation to the health care sector also had a positive impact on performance. The sectors that detracted the most from the Portfolio’s relative performance were consumer discretionary, industrials and telecommunication services. Unfavorable stock selection was the primary reason in all three sectors, while some of the negative sector contribution was offset by positive allocation effects from an overweight position in industrials.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive contribution to the Portfolio’s absolute performance came from managed health care company Cigna, in which the Portfolio carried an overweight position relative to the Russell Midcap® Index. Interactive electronic game publisher and distributor Electronic Arts achieved superior earnings and revenue growth during the reporting period by successfully expanding into higher-margin digital sources. The Portfolio also held an overweight position relative to the Russell Midcap® Index in multiline managed care company Centene, whose shares significantly outperformed the market, driven by solid operating performance and consolidation among managed care companies.

The Portfolio held large stock positions in for-profit education company DeVry Education Group, local eCommerce operator Groupon and telecommunications carrier Windstream Holdings, which were the weakest contributors to the Portfolio’s absolute performance. With trends across the U.S. for-profit education industry continuing to deteriorate, DeVry struggled to produce profit growth amid weak

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market .
3.	Our valuation factor is an aspect of our model that gives higher rankings to in expensive stocks. When these stocks show weak performance, so does our valuation factor.

M-359

enrollment and lackluster demand. Groupon’s share price dropped after the company reported an in-line quarter on softer second-quarter guidance (mostly as a result of foreign exchange effects). Windstream saw its share price decline on reduced earnings guidance. In addition, Windstream’s status as a high-dividend-payout company put downward pressure on its share price as interest-rate sensitive stocks were punished, particularly during the second quarter of 2015.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio started buying shares of SunTrust Banks, a super regional bank holding company, in March as part of a risk-reduction trade to reduce the degree to which the Portfolio was underweight relative to the Russell Midcap® Index in banks that tend to benefit from rising interest rates. The Portfolio also purchased shares of oncology-focused biotechnology company Incyte. The purchase was driven by a strong momentum score, as well as an improved sentiment score during the second quarter.

We sold shares of Western Digital in large quantities starting in January. The company makes hard disk drives for enterprise storage, servers, and desktop and laptop computers. The Portfolio originally held as overweight a position in the stock as our model would allow, but the entire Western Digital position was liquidated by May, as the stock’s return prospects diminished because of a personal computer down cycle, reflected in deterioration in the company’s sentiment and momentum scores. The Portfolio also sold a large portion of its position in NAND-chip maker SanDisk during the first quarter of 2015. While the company’s valuation reading became more attractive as the share price fell because of disappointing revenue guidance, negative sentiment and weak momentum scores offset the contribution from valuation. The Portfolio sold out of its entire long position in SanDisk by February 2015.

How did the Portfolio’s sector weightings change during the reporting period?

Materials saw the most substantial increase in relative sector weighting during the reporting period, followed by health care and information technology. The Portfolio moved from a significantly underweight position to a neutral position in materials. The increase resulted from stock purchases in specialty chemicals and paper packaging. Purchases among health care services and health care distributors increased the degree to which the Portfolio was overweight in the health care sector. The Portfolio also increased its overweight position in information technology during the reporting period.

Industrials saw the most substantial decrease in relative sector weighting. Selling airlines and trucking stocks caused the industrials sector to move from a modestly underweight position to a more substantially underweight position. The Portfolio’s exposure to the energy sector went from a modest overweight at the beginning of 2015 to an underweight position at the end of the first half of 2015, driven by sales in oil & gas exploration & production and oil & gas storage & transportation stocks. We reduced the Portfolio’s overweight position in consumer staples through sales of some brewers and packaged food stocks.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the Portfolio was most substantially overweight relative to the Russell Midcap® Index in the health care, information technology and consumer discretionary sectors. As of the same date, the Portfolio’s most substantially underweight sector was industrials, followed by financials and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-360	MainStay VP Mid Cap Core Portfolio

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value
Common Stocks 99.0%†
Aerospace & Defense 2.5%
Huntington Ingalls Industries, Inc.	52,141	$5,870,555
L-3 Communications Holdings, Inc.	8,874	1,006,134
Orbital ATK, Inc.	20,654	1,515,178
Spirit AeroSystems Holdings, Inc. Class A (a)	118,085	6,507,664
Textron, Inc.	159,151	7,102,909
Triumph Group, Inc.	37,974	2,505,904

		24,508,344

Airlines 1.7%
Alaska Air Group, Inc.	89,456	5,763,650
JetBlue Airways Corp. (a)	79,420	1,648,759
Southwest Airlines Co.	139,683	4,622,110
United Continental Holdings, Inc. (a)	93,747	4,969,529

		17,004,048

Auto Components 0.8%
Delphi Automotive PLC	10,477	891,488
Goodyear Tire & Rubber Co. (The)	213,363	6,432,894

		7,324,382

Automobiles 0.5%
Tesla Motors, Inc. (a)	5,194	1,393,342
Thor Industries, Inc.	53,293	2,999,330

		4,392,672

Banks 3.2%
CIT Group, Inc.	34,228	1,591,260
Citizens Financial Group, Inc.	48,633	1,328,167
Commerce Bancshares, Inc.	26,128	1,222,007
♦Fifth Third Bancorp	363,111	7,559,971
First Republic Bank	21,051	1,326,845
Huntington Bancshares, Inc.	127,146	1,438,021
KeyCorp	440,681	6,619,029
Regions Financial Corp.	136,012	1,409,084
♦SunTrust Banks, Inc.	190,921	8,213,421

		30,707,805

Beverages 1.4%
Coca-Cola Enterprises, Inc.	156,546	6,800,358
Dr. Pepper Snapple Group, Inc.	95,323	6,949,047

		13,749,405

Biotechnology 2.9%
Alnylam Pharmaceuticals, Inc. (a)	1,961	235,065
BioMarin Pharmaceutical, Inc. (a)	2,251	307,892
♦Incyte Corp. (a)	72,368	7,541,469
Intrexon Corp. (a)	19,929	972,535
Medivation, Inc. (a)	29,407	3,358,280
Myriad Genetics, Inc. (a)	126,770	4,308,912
OPKO Health, Inc. (a)	100,157	1,610,525

	Shares	Value
Biotechnology (continued)
United Therapeutics Corp. (a)	36,593	$6,365,352
Vertex Pharmaceuticals, Inc. (a)	27,477	3,392,860

		28,092,890

Building Products 1.2%
Masco Corp.	219,438	5,852,412
Owens Corning, Inc.	148,989	6,145,796

		11,998,208

Capital Markets 1.9%
Ameriprise Financial, Inc.	20,808	2,599,543
Interactive Brokers Group, Inc. Class A	24,867	1,033,472
Lazard, Ltd. Class A	114,477	6,438,186
LPL Financial Holdings, Inc.	62,791	2,919,154
Northern Trust Corp.	21,035	1,608,336
Raymond James Financial, Inc.	53,451	3,184,611
T. Rowe Price Group, Inc.	824	64,050
TD Ameritrade Holding Corp.	25,462	937,511

		18,784,863

Chemicals 2.9%
Albemarle Corp.	28,077	1,551,816
Ashland, Inc.	52,813	6,437,905
Celanese Corp. Series A	101,198	7,274,112
Huntsman Corp.	103,194	2,277,492
Mosaic Co. (The)	155,157	7,269,105
Westlake Chemical Corp.	46,845	3,213,098

		28,023,528

Commercial Services & Supplies 2.1%
ADT Corp. (The)	65,932	2,213,337
Cintas Corp.	71,701	6,065,188
Clean Harbors, Inc. (a)	104,931	5,638,992
Covanta Holding Corp.	28,150	596,499
R.R. Donnelley & Sons Co.	318,443	5,550,461

		20,064,477

Communications Equipment 2.9%
ARRIS Group, Inc. (a)	123,015	3,764,259
Brocade Communications Systems, Inc.	502,391	5,968,405
EchoStar Corp. Class A (a)	83,458	4,062,735
F5 Networks, Inc. (a)	28,082	3,379,669
Harris Corp.	61,323	4,716,352
Juniper Networks, Inc.	257,090	6,676,627

		28,568,047

Construction & Engineering 0.2%
AECOM (a)	56,042	1,853,869

Consumer Finance 1.0%
Credit Acceptance Corp. (a)	3,737	919,974
Navient Corp.	59,228	1,078,542

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-361

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Consumer Finance (continued)
Springleaf Holdings, Inc. (a)	31,636	$1,452,409
Synchrony Financial (a)	178,097	5,864,734

		9,315,659

Containers & Packaging 1.3%
Avery Dennison Corp.	911	55,516
Crown Holdings, Inc. (a)	35,359	1,870,845
Rock-Tenn Co. Class A	66,175	3,983,735
Sealed Air Corp.	139,756	7,180,663

		13,090,759

Diversified Consumer Services 0.5%
ServiceMaster Global Holdings, Inc. (a)	121,477	4,393,823

Diversified Financial Services 2.2%
CBOE Holdings, Inc.	3,922	224,417
Intercontinental Exchange, Inc.	3,992	892,651
♦Moody’s Corp.	76,328	8,240,371
NASDAQ OMX Group, Inc. (The)	111,030	5,419,374
Voya Financial, Inc.	139,980	6,504,871

		21,281,684

Diversified Telecommunication Services 0.8%
Frontier Communications Corp.	148,202	733,600
Level 3 Communications, Inc. (a)	138,688	7,304,697

		8,038,297

Electric Utilities 1.0%
Edison International	25,043	1,391,890
Entergy Corp.	58,393	4,116,706
Xcel Energy, Inc.	130,698	4,205,862

		9,714,458

Electrical Equipment 0.3%
Rockwell Automation, Inc.	22,262	2,774,736

Electronic Equipment, Instruments & Components 0.5%
Jabil Circuit, Inc.	233,217	4,965,190

Energy Equipment & Services 1.1%
Cameron International Corp. (a)	50,320	2,635,258
Frank’s International N.V.	224,171	4,223,382
Helmerich & Payne, Inc.	2,990	210,556
Nabors Industries, Ltd.	115,880	1,672,148
Oceaneering International, Inc.	25,361	1,181,569
Patterson-UTI Energy, Inc.	4,112	77,367
Superior Energy Services, Inc.	14,098	296,622

		10,296,902

Food & Staples Retailing 1.3%
♦Kroger Co. (The)	111,095	8,055,498
Rite Aid Corp. (a)	56,166	468,986
Whole Foods Market, Inc.	115,531	4,556,543

		13,081,027

	Shares	Value
Food Products 2.5%
Bunge, Ltd.	80,846	$7,098,279
Hormel Foods Corp.	8,520	480,272
Ingredion, Inc.	77,212	6,162,289
Pilgrim’s Pride Corp.	222,675	5,114,845
Pinnacle Foods, Inc.	111,120	5,060,405

		23,916,090

Gas Utilities 0.4%
UGI Corp.	124,121	4,275,968

Health Care Equipment & Supplies 2.8%
C.R. Bard, Inc.	10,218	1,744,213
DENTSPLY International, Inc.	70,052	3,611,181
♦Edwards Lifesciences Corp. (a)	55,948	7,968,674
Hill-Rom Holdings, Inc.	105,795	5,747,842
Hologic, Inc. (a)	84,692	3,223,377
ResMed, Inc.	46,657	2,630,055
St. Jude Medical, Inc.	6,433	470,059
Varian Medical Systems, Inc. (a)	19,030	1,604,800

		27,000,201

Health Care Providers & Services 6.8%
♦AmerisourceBergen Corp.	81,880	8,707,119
Cardinal Health, Inc.	50,326	4,209,770
Catamaran Corp. (a)	107,466	6,564,023
Centene Corp. (a)	90,591	7,283,516
♦Cigna Corp.	51,019	8,265,078
Community Health Systems, Inc. (a)	112,296	7,071,279
DaVita HealthCare Partners, Inc. (a)	7,207	572,740
♦HCA Holdings, Inc. (a)	84,997	7,710,928
Health Net, Inc. (a)	99,504	6,380,197
LifePoint Health, Inc. (a)	65,321	5,679,661
Omnicare, Inc.	18,404	1,734,577
Quest Diagnostics, Inc.	30,769	2,231,368

		66,410,256

Hotels, Restaurants & Leisure 3.0%
Brinker International, Inc.	79,181	4,564,785
Darden Restaurants, Inc.	96,187	6,836,972
Extended Stay America, Inc.	22,488	422,100
Marriott International, Inc. Class A	4,969	369,644
Panera Bread Co. Class A (a)	33,491	5,853,222
Royal Caribbean Cruises, Ltd.	15,340	1,207,104
SeaWorld Entertainment, Inc.	196,536	3,624,124
Six Flags Entertainment Corp.	123,453	5,536,867
Wyndham Worldwide Corp.	4,335	355,080

		28,769,898

Household Durables 1.7%
Harman International Industries, Inc.	26,128	3,107,664
Leggett & Platt, Inc.	133,285	6,488,314
Tempur Sealy International, Inc. (a)	84,037	5,538,038
Whirlpool Corp.	7,671	1,327,467

		16,461,483

M-362	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Household Products 0.2%
Spectrum Brands Holdings, Inc.	17,933	$1,828,987

Insurance 3.9%
Alleghany Corp. (a)	4,237	1,986,136
Allied World Assurance Co. Holdings, A.G.	98,937	4,276,057
AmTrust Financial Services, Inc.	23,436	1,535,292
Aon PLC	9,445	941,478
Aspen Insurance Holdings, Ltd.	10,322	494,424
Assurant, Inc.	64,617	4,329,339
Assured Guaranty, Ltd.	209,940	5,036,461
Axis Capital Holdings, Ltd.	67,469	3,600,820
CNA Financial Corp.	3,363	128,500
Endurance Specialty Holdings, Ltd.	52,734	3,464,624
Everest Re Group, Ltd.	4,006	729,132
FNF Group	1,200	44,388
Hanover Insurance Group, Inc. (The)	24,234	1,794,043
Hartford Financial Services Group, Inc. (The)	11,028	458,434
Lincoln National Corp.	75,073	4,445,823
PartnerRe, Ltd.	12,808	1,645,828
Reinsurance Group of America, Inc.	1,832	173,802
StanCorp Financial Group, Inc.	30,601	2,313,742
Validus Holdings, Ltd.	19,465	856,265
W.R. Berkley Corp.	834	43,310

		38,297,898

Internet & Catalog Retail 1.7%
Expedia, Inc.	65,434	7,155,208
Groupon, Inc. (a)	981,789	4,938,399
Liberty Interactive Corp. QVC Group Class A (a)	72,238	2,004,604
Netflix, Inc. (a)	3,280	2,154,763

		16,252,974

Internet Software & Services 1.9%
GoDaddy, Inc. Class A (a)	38,657	1,089,741
IAC/InterActiveCorp	82,160	6,544,866
Rackspace Hosting, Inc. (a)	115,312	4,288,453
Twitter, Inc. (a)	39,372	1,426,054
VeriSign, Inc. (a)	80,214	4,950,808

		18,299,922

IT Services 4.1%
Amdocs, Ltd.	12,034	656,936
Black Knight Financial Services, Inc. Class A (a)	27,593	851,796
Broadridge Financial Solutions, Inc.	10,925	546,359
Computer Sciences Corp.	100,765	6,614,215
CoreLogic, Inc. (a)	152,748	6,062,568
Leidos Holdings, Inc.	137,980	5,570,253
Teradata Corp. (a)	108,126	4,000,662
Total System Services, Inc.	80,257	3,352,335
Vantiv, Inc. Class A (a)	17,040	650,758
Western Union Co. (The)	328,774	6,683,975

	Shares	Value
IT Services (continued)
Xerox Corp.	459,516	$4,889,250

		39,879,107

Leisure Products 0.3%
Hasbro, Inc.	45,712	3,418,800

Life Sciences Tools & Services 0.8%
Agilent Technologies, Inc.	49,748	1,919,278
Bio-Rad Laboratories, Inc. Class A (a)	13,636	2,053,718
Charles River Laboratories International, Inc. (a)	356	25,041
Illumina, Inc. (a)	15,298	3,340,471
VWR Corp. (a)	6,504	173,852
Waters Corp. (a)	795	102,062

		7,614,422

Machinery 1.2%
AGCO Corp.	91,852	5,215,356
Allison Transmission Holdings, Inc.	26,170	765,734
Dover Corp.	18,404	1,291,593
Trinity Industries, Inc.	181,839	4,806,005

		12,078,688

Media 2.3%
Cablevision Systems Corp. Class A	260,268	6,230,816
Charter Communications, Inc. Class A (a)	255	43,669
Cinemark Holdings, Inc.	136,495	5,483,004
Discovery Communications, Inc. Class A (a)	25,202	838,219
Discovery Communications, Inc. Class C (a)	10,740	333,799
DISH Network Corp. Class A (a)	30,530	2,067,186
Interpublic Group of Cos., Inc. (The)	72,681	1,400,563
John Wiley & Sons, Inc. Class A	330	17,942
Liberty Media Corp. Class C (a)	28,628	1,027,745
News Corp. Class A (a)	8,790	128,246
Omnicom Group, Inc.	8,828	613,458
Regal Entertainment Group Class A	163,279	3,414,164
Sirius XM Holdings, Inc. (a)	312,589	1,165,957

		22,764,768

Metals & Mining 1.3%
Newmont Mining Corp.	288,090	6,729,783
Nucor Corp.	14,058	619,536
Steel Dynamics, Inc.	253,954	5,260,657
United States Steel Corp.	12,528	258,327

		12,868,303

Multi-Utilities 1.1%
Consolidated Edison, Inc.	71,615	4,145,076
DTE Energy Co.	206	15,376
Public Service Enterprise Group, Inc.	175,075	6,876,946

		11,037,398

Multiline Retail 1.7%
Big Lots, Inc.	37,608	1,691,984
Dillard’s, Inc. Class A	21,219	2,232,027

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-363

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Multiline Retail (continued)
Dollar General Corp.	28,776	$2,237,046
Dollar Tree, Inc. (a)	5,428	428,758
J.C. Penney Co., Inc. (a)	253,466	2,146,857
Kohl’s Corp.	61,491	3,849,951
Macy’s, Inc.	61,259	4,133,145

		16,719,768

Oil, Gas & Consumable Fuels 3.3%
Cabot Oil & Gas Corp.	53,946	1,701,457
Cheniere Energy, Inc. (a)	35,104	2,431,303
Chesapeake Energy Corp.	6,288	70,237
Cimarex Energy Co.	10,899	1,202,269
Concho Resources, Inc. (a)	9,665	1,100,457
Continental Resources, Inc. (a)	18,932	802,527
CVR Energy, Inc.	139,231	5,240,655
Denbury Resources, Inc.	6,587	41,893
EP Energy Corp. Class A (a)	10,412	132,545
EQT Corp.	11,099	902,793
Hess Corp.	13,531	904,953
Marathon Oil Corp.	20,020	531,331
Murphy Oil Corp.	49,395	2,053,350
Newfield Exploration Co. (a)	47,918	1,730,798
Noble Energy, Inc.	50,421	2,151,968
Pioneer Natural Resources Co.	4,020	557,534
QEP Resources, Inc.	75,667	1,400,596
Range Resources Corp.	6,416	316,822
SM Energy Co.	29,505	1,360,771
Southwestern Energy Co. (a)	18,178	413,186
Tesoro Corp.	66,602	5,621,875
Whiting Petroleum Corp. (a)	1,665	55,944
WPX Energy, Inc. (a)	83,925	1,030,599

		31,755,863

Paper & Forest Products 0.5%
Domtar Corp.	7,013	290,338
International Paper Co.	100,421	4,779,036

		5,069,374

Personal Products 0.7%
Herbalife, Ltd. (a)	117,612	6,479,245

Pharmaceuticals 0.7%
Jazz Pharmaceuticals PLC (a)	862	151,772
Mallinckrodt PLC (a)	52,393	6,167,704
Perrigo Co. PLC	3,086	570,386

		6,889,862

Professional Services 0.2%
IHS, Inc. Class A (a)	14,304	1,839,924
Robert Half International, Inc.	479	26,584

		1,866,508

	Shares	Value
Real Estate Investment Trusts 5.6%
AvalonBay Communities, Inc.	24,379	$3,897,471
Boston Properties, Inc.	35,544	4,302,246
Brixmor Property Group, Inc.	21,383	494,589
CBL & Associates Properties, Inc.	189,226	3,065,461
Crown Castle International Corp.	84,573	6,791,212
Digital Realty Trust, Inc.	64,402	4,294,325
Equity Lifestyle Properties, Inc.	66,579	3,500,724
Extra Space Storage, Inc.	14,672	956,908
Gaming and Leisure Properties, Inc.	86,795	3,181,905
General Growth Properties, Inc.	17,409	446,715
HCP, Inc.	688	25,091
Health Care REIT, Inc.	29,194	1,916,002
Home Properties, Inc.	26,388	1,927,643
Hospitality Properties Trust	81,789	2,357,159
Host Hotels & Resorts, Inc.	184,422	3,657,088
Kimco Realty Corp.	511	11,518
Lamar Advertising Co. Class A	61,377	3,527,950
Plum Creek Timber Co., Inc.	1,708	69,294
ProLogis, Inc.	2,197	81,509
Ventas, Inc.	71,306	4,427,389
Vornado Realty Trust	19,685	1,868,697
Weyerhaeuser Co.	133,761	4,213,471

		55,014,367

Real Estate Management & Development 0.5%
CBRE Group, Inc. Class A (a)	46,670	1,726,790
Jones Lang LaSalle, Inc.	659	112,689
Realogy Holdings Corp. (a)	67,525	3,154,768

		4,994,247

Road & Rail 0.0%‡
Avis Budget Group, Inc. (a)	1,571	69,250

Semiconductors & Semiconductor Equipment 3.0%
Avago Technologies, Ltd.	31,742	4,219,464
First Solar, Inc. (a)	115,171	5,410,734
Microchip Technology, Inc.	80,502	3,817,807
NVIDIA Corp.	183,104	3,682,221
ON Semiconductor Corp. (a)	491,100	5,740,959
Skyworks Solutions, Inc.	3,276	341,032
Teradyne, Inc.	291,690	5,626,700

		28,838,917

Software 4.6%
Activision Blizzard, Inc.	288,187	6,977,007
Cadence Design Systems, Inc. (a)	2,387	46,928
CDK Global, Inc.	6,279	338,940
Citrix Systems, Inc. (a)	103,345	7,250,685
♦Electronic Arts, Inc. (a)	131,950	8,774,675
Intuit, Inc.	66,328	6,683,873
Nuance Communications, Inc. (a)	347,293	6,081,101
Red Hat, Inc. (a)	43,004	3,265,294

M-364	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software (continued)
Symantec Corp.	17,957	$417,500
Synopsys, Inc. (a)	104,921	5,314,249

		45,150,252

Specialty Retail 5.5%
Ascena Retail Group, Inc. (a)	37,090	617,734
Bed Bath & Beyond, Inc. (a)	63,367	4,371,056
Best Buy Co., Inc.	187,581	6,117,016
Chico’s FAS, Inc.	34,633	575,947
CST Brands, Inc.	68,188	2,663,423
Dick’s Sporting Goods, Inc.	114,897	5,948,218
Foot Locker, Inc.	39,682	2,659,091
GameStop Corp. Class A	72,156	3,099,822
Gap, Inc. (The)	71,588	2,732,514
L Brands, Inc.	13,505	1,157,783
Michaels Cos., Inc. (The) (a)	205,425	5,527,987
Murphy USA, Inc. (a)	95,213	5,314,790
O’Reilly Automotive, Inc. (a)	11,852	2,678,315
Ross Stores, Inc.	40,031	1,945,907
Signet Jewelers, Ltd.	11,876	1,522,978
Staples, Inc.	426,055	6,522,902

		53,455,483

Technology Hardware, Storage & Peripherals 0.6%
Lexmark International, Inc. Class A	128,864	5,695,789

Textiles, Apparel & Luxury Goods 1.1%
Carter’s, Inc.	60,449	6,425,729
Deckers Outdoor Corp. (a)	43,244	3,112,270
Ralph Lauren Corp.	12,516	1,656,618

		11,194,617

Thrifts & Mortgage Finance 0.1%
New York Community Bancorp, Inc.	57,592	1,058,541

Wireless Telecommunication Services 0.7%
Telephone & Data Systems, Inc.	185,713	5,459,962
United States Cellular Corp. (a)	31,965	1,204,122

		6,664,084

Total Common Stocks (Cost $873,786,718)		964,116,403

Exchange-Traded Funds 0.9% (b)
S&P 500 Index—SPDR Trust Series 1	9,901	2,038,121
S&P Midcap 400 Index—Midcap SPDR Trust Series 1	25,520	6,972,064

Total Exchange-Traded Funds (Cost $9,006,372)		9,010,185

	Number of Rights	Value
Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR Expires 1/30/19 (a)(c)(d)	24,754	$25,123
Safeway PDC, LLC CVR Expires 1/30/17 (a)(c)(d)	24,754	1,208

		26,331

Total Rights (Cost $26,331)		26,331

	Principal Amount
Short-Term Investment 0.2%
Repurchase Agreement 0.2%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $1,667,450 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $1,755,000 and a Market Value of $1,704,546)	$1,667,450	1,667,450

Total Short-Term Investment (Cost $1,667,450)		1,667,450

Total Investments (Cost $884,486,871) (e)	100.1%	974,820,369
Other Assets, Less Liabilities	(0.1)	(1,167,451)
Net Assets	100.0%	$973,652,918

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, the total market value of these securities was $26,331, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(d)	Illiquid security—As of June 30, 2015, the total market value of these securities was $26,331, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(e)	As of June 30, 2015, cost was $889,040,365 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$114,742,754
Gross unrealized depreciation	(28,962,750)

Net unrealized appreciation	$85,780,004

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-365

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

The following abbreviations are used in the preceding pages:

CVR—Contingent Value Right

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$964,116,403	$—	$—	$964,116,403
Exchange-Traded Funds	9,010,185	—	—	9,010,185
Rights (b)	—	—	26,331	26,331
Short-Term Investment
Repurchase Agreement	—	1,667,450	—	1,667,450

Total Investments in Securities	$973,126,588	$1,667,450	$26,331	$974,820,369

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $26,331 are held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases (a)	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2015 (b)
Rights
Food & Staples Retailing	$—	$—	$—	$—	$26,331	$—	$—	$—	$26,331	$—

Total	$—	$—	$—	$—	$26,331	$—	$—	$—	$26,331	$—

(a)	Purchases include securities received from a corporate action.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-366	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $884,486,871)	$974,820,369
Cash	4,606,831
Receivables:
Dividends	944,000
Fund shares sold	429,358
Other assets	4,371

Total assets	980,804,929

Liabilities
Payables:
Investment securities purchased	6,044,721
Manager (See Note 3)	675,916
Fund shares redeemed	221,476
NYLIFE Distributors (See Note 3)	100,328
Shareholder communication	67,313
Professional fees	23,446
Custodian	13,833
Trustees	585
Accrued expenses	4,393

Total liabilities	7,152,011

Net assets	$973,652,918

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$60,585
Additional paid-in capital	675,950,238

676,010,823
Undistributed net investment income	8,136,165
Accumulated net realized gain (loss) on investments	199,172,432
Net unrealized appreciation (depreciation) on investments	90,333,498

Net assets	$973,652,918

Initial Class
Net assets applicable to outstanding shares	$496,637,467

Shares of beneficial interest outstanding	30,709,409

Net asset value per share outstanding	$16.17

Service Class
Net assets applicable to outstanding shares	$477,015,451

Shares of beneficial interest outstanding	29,875,113

Net asset value per share outstanding	$15.97

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-367

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$8,504,359

Expenses
Manager (See Note 3)	4,071,378
Distribution and service—Service Class (See Note 3)	605,797
Shareholder communication	67,867
Professional fees	38,435
Custodian	19,383
Trustees	8,262
Miscellaneous	15,076

Total expenses before waiver/reimbursement	4,826,198
Expense waiver/reimbursement from Manager (See Note 3)	(101,055)

Net expenses	4,725,143

Net investment income (loss)	3,779,216

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	72,044,695
Net change in unrealized appreciation (depreciation) on investments	(56,658,432)

Net realized and unrealized gain (loss) on investments	15,386,263

Net increase (decrease) in net assets resulting from operations	$19,165,479

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,174.

M-368	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,779,216	$4,322,516
Net realized gain (loss) on investments	72,044,695	129,727,346
Net change in unrealized appreciation (depreciation) on investments	(56,658,432)	(17,863,159)

Net increase (decrease) in net assets resulting from operations	19,165,479	116,186,703

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(2,248,840)
Service Class	—	(1,425,635)

	—	(3,674,475)

From net realized gain on investments:
Initial Class	—	(62,570,239)
Service Class	—	(63,956,404)

	—	(126,526,643)

Total dividends and distributions to shareholders	—	(130,201,118)

Capital share transactions:
Net proceeds from sale of shares	88,556,853	137,839,341
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	130,201,118
Cost of shares redeemed	(54,277,233)	(152,244,130)

Increase (decrease) in net assets derived from capital share transactions	34,279,620	115,796,329

Net increase (decrease) in net assets	53,445,099	101,781,914

Net Assets
Beginning of period	920,207,819	818,425,905

End of period	$973,652,918	$920,207,819

Undistributed net investment income at end of period	$8,136,165	$4,356,949

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-369

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$15.83		$16.18	$12.23	$11.40	$11.87	$9.63

Net investment income (loss)	0.06		0.10 (a)	0.12 (a)	0.17 (a)	0.08 (a)	0.10
Net realized and unrealized gain (loss) on investments	0.28		2.07	4.93	1.80	(0.44)	2.18

Total from investment operations	0.34		2.17	5.05	1.97	(0.36)	2.28

Less dividends and distributions:
From net investment income	—		(0.09)	(0.16)	(0.10)	(0.11)	(0.04)
From net realized gain on investments	—		(2.43)	(0.94)	(1.04)	—	—

Total dividends and distributions	—		(2.52)	(1.10)	(1.14)	(0.11)	(0.04)

Net asset value at end of period	$16.17		$15.83	$16.18	$12.23	$11.40	$11.87

Total investment return	2.15	%(b)(c)	14.38%	42.18%	17.52%	(2.99%)	23.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92	%††	0.62%	0.79%	1.38%	0.63%	0.86%
Net expenses	0.86	%††	0.85%	0.85%	0.89%	0.90%	0.90%
Expenses (before waiver/reimbursement)	0.88	%††	0.88%	0.89%	—	—	—
Portfolio turnover rate	81%		172%	167%	186%	161%	169%
Net assets at end of period (in 000’s)	$496,637		$440,409	$397,964	$231,959	$295,511	$417,904

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$15.64		$16.03	$12.13	$11.31	$11.78	$9.57

Net investment income (loss)	0.05		0.06 (a)	0.08 (a)	0.15 (a)	0.05 (a)	0.07
Net realized and unrealized gain (loss) on investments	0.28		2.03	4.89	1.78	(0.44)	2.17

Total from investment operations	0.33		2.09	4.97	1.93	(0.39)	2.24

Less dividends and distributions:
From net investment income	—		(0.05)	(0.13)	(0.07)	(0.08)	(0.03)
From net realized gain on investments	—		(2.43)	(0.94)	(1.04)	—	—

Total dividends and distributions	—		(2.48)	(1.07)	(1.11)	(0.08)	(0.03)

Net asset value at end of period	$15.97		$15.64	$16.03	$12.13	$11.31	$11.78

Total investment return	2.11	%(b)(c)	14.10%	41.82%	17.22%	(3.23%)	23.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67	%††	0.37%	0.53%	1.26%	0.39%	0.61%
Net expenses	1.11	%††	1.10%	1.10%	1.14%	1.15%	1.15%
Expenses (before waiver/reimbursement)	1.13	%††	1.13%	1.14%	—	—	—
Portfolio turnover rate	81%		172%	167%	186%	161%	169%
Net assets at end of period (in 000’s)	$477,015		$479,799	$420,462	$282,772	$267,468	$299,601

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-370	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	1.90%	2.40%	10.82%	6.55%	0.96%
Service Class Shares	1.77	2.14	10.54	6.29	1.21

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	1.23%	7.42%	17.34%	7.59%
MSCI EAFE® Index[3]	5.52	–4.22	9.54	3.49
Barclays U.S. Aggregate Bond Index[3]	–0.10	1.86	3.35	4.77
Moderate Allocation Composite Index[3]	1.43	3.51	10.88	6.31
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	1.41	2.05	9.53	4.89

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-371

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,019.00	$0.15	$1,024.60	$0.15

Service Class Shares	$1,000.00	$1,017.70	$1.40	$1,023.40	$1.40

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-372	MainStay VP Moderate Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-377 for specific holdings.

‡	Less than one-tenth of a percent.

M-373

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Moderate Allocation Portfolio returned 1.90% for Initial Class shares and 1.77% for Service Class shares. Over the same period, both share classes outperformed the 1.23% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, but underperformed the 5.52% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Both share classes outperformed the –0.10% return of the Barclays U.S. Aggregate Bond Index2 and the 1.43% return of the Moderate Allocation Composite Index2 for the six months ended June 30, 2015. These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 1.41% return of the Lipper2 Variable Products Mixed-Asset Target Allocation Moderate Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s allocations to Underlying Portfolios/Funds that invest in international stocks and small-cap stocks—largely accounted for the Portfolio’s outperformance of its primary benchmark during the reporting period. Overall, small-cap stocks and international stocks outperformed U.S. large-cap stocks during the first half of 2015. The Portfolio’s underperformance of the MSCI EAFE® Index was largely the result of substantial allocations to Underlying Portfolios/Funds that invest in U.S. stocks and bonds. Overall, U.S. stocks and bonds underperformed international stocks by a substantial margin during the reporting period.

The Moderate Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index,

and the Portfolio showed favorable performance relative to the Moderate Allocation Composite Index during the reporting period.

Returns associated with the management of the asset allocation policy were close to zero but did detract slightly from relative performance. A longstanding bias for stocks over bonds was closed out near year-end 2014, and the Portfolio was mildly underweight equities during most of the reporting period. This Portfolio positioning detracted very slightly from the Portfolio’s relative performance. Preferences for emerging markets over developed markets also detracted from the Portfolio’s relative performance, while a tilt toward small-cap stocks over large-cap stocks helped the Portfolio’s relative performance.

In the fixed-income portion of the Portfolio, we maintained a larger cash position than is customary for the Portfolio, which created a slight drag on relative performance. Credit exposure was reduced to a slightly more conservative level than that of the Barclays U.S. Aggregate Bond Index, which also detracted slightly from the Portfolio’s performance.

Asset allocation effects were very minor in the aggregate, totaling a small fraction of a percent. Contributions from the active returns of the Underlying Portfolios/Funds were also quite small. (Contributions take weightings and total returns into account.) The combination of the two resulted in Portfolio performance that slightly exceeded that of the Moderate Allocation Composite Index in the first half of 2015. Allocations to Underlying Portfolios/Funds that invest in international stocks were particularly helpful.

Since the asset class positioning of the Portfolio remained relatively close to that of the Moderate Allocation Composite Index at the end of the reporting period, we believed that it would be unlikely for this positioning to dramatically influence performance over the near term. That may change, however, should market conditions offer more attractive investment opportunities. We were eager to ramp up equity exposure, but not at the prices that were available during the reporting period.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information in the management of the Portfolio, including the portfolio-level

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-374	MainStay VP Moderate Allocation Portfolio

characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also considered attributes of the individual holdings within the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we sought to invest in Underlying Portfolios/Funds that we believed occupied attractively valued segments of the market, invested in fairly priced securities and were steered by individuals who had consistently demonstrated capable management in the past.

During the reporting period, active positioning was restrained in the Portfolio. Equity valuations have risen significantly in recent years and no longer appear, in our view, to offer much of a bargain. We believed that wage pressures could rise, which along with a strong dollar could diminish profit margins. These forces also could erode earnings growth. In our opinion, the U.S. economy appeared relatively healthy and equities appeared attractively positioned in relation to fixed-income alternatives during the reporting period. Because these influences tended to balance one another out, we maintained a position close to that of the Moderate Allocation Composite Index. Should we see a market pullback, we might become more enthusiastic about the investment prospects for U.S. stocks. In the interim, we limited our active positioning to a modest bias toward smaller-cap names, which we believed tended to be less sensitive to the effects of a strong dollar, and international markets, which we believed reflected better valuations.

In the fixed-income portion of the Portfolio, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index, as we have for several years. This reflected our expectation that healthy levels of economic growth could render further monetary intervention inappropriate and ultimately lead to upward pressure on wages and consumer pricing. During the reporting period, that view was premature at best, as interest rates remained at very low levels and investors appeared to be as concerned about deflation as they were about inflation. Fortunately, the impact on the Fund’s performance was rather small because short-term yields remained very low during the reporting period.

How did the Portfolio’s allocations change over the course of the reporting period?

The Portfolio’s allocations remained fairly stable across the reporting period. The largest change was the investment of some cash holdings in MainStay Total Return Bond Fund as we modestly extended the Portfolio’s duration. Allocations to international equities (through investments in MainStay ICAP International Fund, MainStay International Opportunities Fund, MainStay VP International Equity Portfolio and MainStay VP Emerging Markets Equity Portfolio) and to equity of smaller U.S. companies (through investments in MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP U.S. Small Cap Portfolio and MainStay VP Mid Cap Core Portfolio) also grew modestly. Funding for these investments was sourced from a variety of large-cap equity Underlying Portfolios/Funds, including MainStay VP Large Cap Growth Portfolio, MainStay ICAP Equity Fund, MainStay VP Marketfield Portfolio, MainStay MAP Fund and MainStay VP T. Rowe Price Equity Income Portfolio.

During the reporting period, the Portfolio entirely exited its position in MainStay Cushing Renaissance Advantage Fund, established during the summer of 2014, and initiated a position in the newly launched MainStay VP Cushing Renaissance Advantage Portfolio. In the wake of turbulence in crude oil pricing, exposure was shifted from the upstream to the midstream sector of the master limited partnership (“MLP”) market by rolling out of MainStay Cushing Royalty Energy Income Fund and into MainStay Cushing MLP Premier Fund.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Portfolios/Funds that the Portfolio held for the entire reporting period, the highest returns came from MainStay International Opportunities Fund, MainStay VP Eagle Small Cap Growth Portfolio and MainStay ICAP International Fund. The lowest returns during the reporting period came from MainStay Cushing Royalty Energy Income Fund, which had by far the worst performance, followed by MainStay VP Cushing Renaissance Advantage Fund. Both of these Underlying Portfolios/Funds provided negative returns during the reporting period.

3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-375

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant positive contributions to the Portfolio’s overall performance came from MainStay International Opportunities Fund and MainStay ICAP International Fund, even though the positions in each of these Underlying Portfolios/Funds were not particularly large. MainStay VP T. Rowe Price Equity Income Fund made the largest negative contribution to the Portfolio’s overall performance, followed by a very small position in MainStay VP Cushing Renaissance Advantage Portfolio.

What factors and risks affected the Portfolio’s Underlying Fixed Income Portfolio/Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and persistent geopolitical risks (notably a potential sovereign default in Greece) kept U.S. Treasury yields relatively low among securities with longer maturities, while overnight rates remained anchored near zero. Indications of growing wage pressure and suggestions that the Federal Reserve may move away from its longstanding near-zero interest-rate policy may eventually have the opposite effect, but these factors did not significantly affect the market during the reporting period. In the credit market, spreads4 fluctuated some but finished the reporting period near where they began.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

During the reporting period, high-yield and floating-rate debt fared best on expectations of improving economic performance. Across most of the fixed-income spectrum, returns were in the low to very low single digits. Cash returned nothing at all, and investment-grade bonds as an asset class generally provided negative total returns.

Which Underlying Fixed Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s absolute performance, and which Underlying Fixed Income Portfolios/Funds were the greatest detractors?

During the reporting period, the Portfolio’s positions in MainStay Short Duration High Yield Fund and MainStay VP Floating Rate Portfolio both added to absolute performance. Over the same period, the Portfolio’s positions in MainStay VP Bond Portfolio and MainStay Total Return Bond Fund detracted slightly from the Portfolio’s absolute performance.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-376	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value
Affiliated Investment Companies 96.4%†
Equity Funds 58.5%
MainStay Cushing MLP Premier Fund Class I	382,784	$7,778,162
MainStay Emerging Markets Opportunities Fund Class I (a)	1,694,690	16,624,910
MainStay Epoch Global Choice Fund Class I (a)	1,812,614	35,998,521
MainStay Epoch U.S. All Cap Fund Class I (a)	1,965,820	57,873,753
MainStay ICAP Equity Fund Class I	750,128	39,224,217
MainStay ICAP International Fund Class I	1,825,846	63,758,542
MainStay International Opportunities Fund Class I (a)	6,082,761	53,710,782
MainStay MAP Fund Class I	1,374,042	62,106,701
MainStay U.S. Equity Opportunities Fund Class I (a)	7,058,536	61,338,682
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	1,871,306	17,969,424
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	1,305,863	18,712,466
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	3,769,801	31,726,362
MainStay VP International Equity Portfolio Initial Class (a)	1,480,758	20,905,130
MainStay VP Large Cap Growth Portfolio Initial Class (a)	2,704,789	63,320,329
MainStay VP Marketfield Portfolio Initial Class (a)	1,492,143	14,395,810
MainStay VP Mid Cap Core Portfolio Initial Class (a)	2,324,102	37,585,757
MainStay VP S&P 500 Index Portfolio Initial Class	401,009	17,021,195
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	5,095,199	69,593,812
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	1,715,985	24,074,565

Total Equity Funds (Cost $677,368,414)		713,719,120

Fixed Income Funds 37.9%
MainStay Short Duration High Yield Fund Class I (a)	3,701,966	36,871,577
MainStay Total Return Bond Fund Class I	4,681,251	49,293,572
MainStay VP Bond Portfolio Initial Class (a)	17,249,840	250,010,075
MainStay VP Floating Rate Portfolio Initial Class (a)	4,209,740	38,414,577
MainStay VP High Yield Corporate Bond Portfolio Initial Class	1,950,475	19,877,034
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	2,123,754	18,584,311

	Shares	Value
Fixed Income Funds (continued)
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	4,859,898	$48,816,661

Total Fixed Income Funds (Cost $467,452,751)		461,867,807

Total Affiliated Investment Companies (Cost $1,144,821,165)		1,175,586,927

	Principal Amount
Short-Term Investment 3.6%
Repurchase Agreement 3.6%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $43,187,206 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $45,920,000 and a Market Value of $44,051,148)	$43,187,206	43,187,206

Total Short-Term Investment (Cost $43,187,206)		43,187,206

Total Investments (Cost $1,188,008,371) (b)	100.0%	1,218,774,133
Other Assets, Less Liabilities	0.0 ‡	251,476
Net Assets	100.0%	$1,219,025,609

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	As of June 30, 2015, cost was $1,188,971,520 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$40,616,562
Gross unrealized depreciation	(10,813,949)

Net unrealized appreciation	$29,802,613

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-377

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$713,719,120	$—	$—	$713,719,120
Fixed Income Funds	461,867,807	—	—	461,867,807
Short-Term Investment
Repurchase Agreement	—	43,187,206	—	43,187,206

Total Investments in Securities	$1,175,586,927	$43,187,206	$—	$1,218,774,133

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-378	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $1,144,821,165)	$1,175,586,927
Repurchase agreement, at value (identified cost $43,187,206)	43,187,206
Receivables:
Fund shares sold	1,304,337
Other assets	5,610

Total assets	1,220,084,080

Liabilities
Due to custodian	73,898
Payables:
Fund shares redeemed	507,923
NYLIFE Distributors (See Note 3)	243,871
Investment securities purchased	118,923
Shareholder communication	86,447
Professional fees	19,659
Trustees	798
Custodian	407
Accrued expenses	6,545

Total liabilities	1,058,471

Net assets	$1,219,025,609

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$100,207
Additional paid-in capital	1,096,581,412

1,096,681,619
Undistributed net investment income	29,144,784
Accumulated net realized gain (loss) on investments	62,433,444
Net unrealized appreciation (depreciation) on investments	30,765,762

Net assets	$1,219,025,609

Initial Class
Net assets applicable to outstanding shares	$43,203,928

Shares of beneficial interest outstanding	3,524,110

Net asset value per share outstanding	$12.26

Service Class
Net assets applicable to outstanding shares	$1,175,821,681

Shares of beneficial interest outstanding	96,682,997

Net asset value per share outstanding	$12.16

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-379

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,942,164

Expenses
Distribution and service—Service Class (See Note 3)	1,457,460
Shareholder communication	86,575
Professional fees	34,088
Trustees	10,558
Custodian	3,969
Miscellaneous	15,150

Total expenses	1,607,800

Net investment income (loss)	2,334,364

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	14,918,413
Net change in unrealized appreciation (depreciation) on investments	3,843,058

Net realized and unrealized gain (loss) on investments	18,761,471

Net increase (decrease) in net assets resulting from operations	$21,095,835

M-380	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,334,364	$17,468,666
Net realized gain (loss) on investments from affiliated investment companies transactions	14,918,413	105,552,328
Net change in unrealized appreciation (depreciation) on investments	3,843,058	(73,714,606)

Net increase (decrease) in net assets resulting from operations	21,095,835	49,306,388

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(911,848)
Service Class	—	(22,538,174)

	—	(23,450,022)

From net realized gain on investments:
Initial Class	—	(2,708,665)
Service Class	—	(74,043,208)

	—	(76,751,873)

Total dividends and distributions to shareholders	—	(100,201,895)

Capital share transactions:
Net proceeds from sale of shares	59,184,922	128,552,139
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	100,201,895
Cost of shares redeemed	(57,364,240)	(91,042,357)

Increase (decrease) in net assets derived from capital share transactions	1,820,682	137,711,677

Net increase (decrease) in net assets	22,916,517	86,816,170

Net Assets
Beginning of period	1,196,109,092	1,109,292,922

End of period	$1,219,025,609	$1,196,109,092

Undistributed net investment income at end of period	$29,144,784	$26,810,420

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-381

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$12.03		$12.61	$11.16	$10.76	$10.90	$9.85

Net investment income (loss) (a)	0.04		0.23	0.20	0.21	0.21	0.21
Net realized and unrealized gain (loss) on investments	0.19		0.33	1.90	1.14	(0.12)	1.07

Total from investment operations	0.23		0.56	2.10	1.35	0.09	1.28

Less dividends and distributions:
From net investment income	—		(0.29)	(0.25)	(0.20)	(0.20)	(0.23)
From net realized gain on investments	—		(0.85)	(0.40)	(0.75)	(0.03)	—

Total dividends and distributions	—		(1.14)	(0.65)	(0.95)	(0.23)	(0.23)

Net asset value at end of period	$12.26		$12.03	$12.61	$11.16	$10.76	$10.90

Total investment return	1.91	%(b)(c)	4.62%	19.12%	12.61%	0.94%	13.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63	%††	1.80%	1.66%	1.88%	1.88%	2.10%
Net expenses (d)	0.03	%††	0.03%	0.03%	0.03%	0.04%	0.05%
Portfolio turnover rate	18%		46%	54%	55%	63%	37%
Net assets at end of period (in 000’s)	$43,204		$41,706	$37,869	$29,575	$23,369	$24,136

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.95		$12.53	$11.11	$10.71	$10.86	$9.82

Net investment income (loss) (a)	0.02		0.19	0.17	0.19	0.18	0.19
Net realized and unrealized gain (loss) on investments	0.19		0.34	1.87	1.14	(0.12)	1.06

Total from investment operations	0.21		0.53	2.04	1.33	0.06	1.25

Less dividends and distributions:
From net investment income	—		(0.26)	(0.22)	(0.18)	(0.18)	(0.21)
From net realized gain on investments	—		(0.85)	(0.40)	(0.75)	(0.03)	—

Total dividends and distributions	—		(1.11)	(0.62)	(0.93)	(0.21)	(0.21)

Net asset value at end of period	$12.16		$11.95	$12.53	$11.11	$10.71	$10.86

Total investment return	1.76	%(b)(c)	4.35%	18.82%	12.33%	0.69%	12.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38	%††	1.51%	1.43%	1.65%	1.68%	1.89%
Net expenses (d)	0.28	%††	0.28%	0.28%	0.28%	0.29%	0.30%
Portfolio turnover rate	18%		46%	54%	55%	63%	37%
Net assets at end of period (in 000’s)	$1,175,822		$1,154,403	$1,071,424	$825,281	$648,520	$572,578

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-382	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	2.62%	2.93%	13.04%	6.83%	1.09%
Service Class Shares	2.50	2.68	12.75	6.56	1.34

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	1.23%	7.42%	17.34%	7.59%
MSCI EAFE® Index[3]	5.52	–4.22	9.54	3.49
Barclays U.S. Aggregate Bond Index[3]	–0.10	1.86	3.35	4.77
Moderate Growth Allocation Composite Index[3]	1.88	4.00	13.28	6.58
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	1.91	2.72	11.52	5.37

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-383

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,026.20	$0.10	$1,024.70	$0.10

Service Class Shares	$1,000.00	$1,025.00	$1.36	$1,023.50	$1.35

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.02% for Initial Class and 0.27% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-384	MainStay VP Moderate Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-389 for specific holdings.

M-385

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Moderate Growth Allocation Portfolio returned 2.62% for Initial Class shares and 2.50% for Service Class shares. Over the same period, both share classes outperformed the 1.23% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, but underperformed the 5.52% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Both share classes outperformed the –0.10% return of the Barclays U.S. Aggregate Bond Index2 and the 1.88% return of the Moderate Growth Allocation Composite Index2 for the six months ended June 30, 2015. These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 1.91% return of the Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s allocations to Underlying Portfolios/Funds that invest in international stocks and small-cap stocks—largely accounted for the Portfolio’s outperformance of its primary benchmark during the reporting period. Overall, small-cap stocks and international stocks outperformed U.S. large-cap stocks during the first half of 2015. The Portfolio’s underperformance of the MSCI EAFE® Index was largely the result of substantial allocations to Underlying Portfolios/Funds that invest in U.S. stocks and bonds. Overall, U.S. stocks and bonds underperformed international stocks by a substantial margin during the reporting period.

The Moderate Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index, and the Portfolio showed favorable performance relative to the Moderate Growth Allocation Composite Index during the reporting period.

Returns associated with the management of the asset allocation policy were close to zero but did detract slightly from relative performance. A longstanding bias for stocks over bonds was closed out near year-end 2014, and the Portfolio has been mildly underweight equities during most of the reporting period. This Portfolio positioning detracted very slightly from the Portfolio’s relative performance. Preferences for emerging markets over developed markets also detracted from the Portfolio’s relative performance, while a tilt toward small-cap stocks over large-cap stocks helped the Portfolio’s relative performance.

In the fixed-income portion of the Portfolio, we maintained a larger cash position than is customary for the Portfolio, which created a slight drag on relative performance. Credit exposure was reduced to a slightly more conservative level than that of the Barclays U.S. Aggregate Bond Index, which also detracted slightly from the Portfolio’s relative performance.

Asset allocation effects were very minor in the aggregate, totaling a small fraction of a percent. Contributions from the active returns of the Underlying Portfolios/Funds were also quite small. (Contributions take weightings and total returns into account.) The combination of the two resulted in Portfolio performance that slightly exceeded that of the Moderate Growth Allocation Composite Index in the first half of 2015. Allocations to Underlying Portfolios/Funds that invested in international stocks were particularly helpful.

Since the asset class positioning of the Portfolio remained relatively close to that of the Moderate Growth Allocation Composite Index at the end of the reporting period, we believed that it would be unlikely for this positioning to dramatically influence performance over the near term. That may change, however, should market conditions offer more attractive investment opportunities. We were eager to ramp up equity exposure, but not at the prices that were available during the reporting period.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-386	MainStay VP Moderate Growth Allocation Portfolio

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information in the management of the Portfolio including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also considered attributes of the individual holdings within the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we sought to invest in Underlying Portfolios/Funds that we believed occupied attractively valued segments of the market, invested in fairly priced securities and were steered by individuals who had consistently demonstrated capable management in the past.

During the reporting period, active positioning was restrained in the Portfolio. Equity valuations have risen significantly in recent years and no longer appeared, in our view, to offer much of a bargain. We believed that wage pressures could rise, which along with a strong dollar could diminish profit margins. These forces also could erode earnings growth. In our opinion, the U.S. economy appeared relatively healthy and equities appeared attractively positioned in relation to fixed-income alternatives during the reporting period. Because these influences tended to balance one another out, we maintained a position close to that of the Moderate Growth Allocation Composite Index. Should we see a market pullback, we might become more enthusiastic about the investment prospects for U.S. stocks. In the interim, we limited our active positioning to a modest bias toward smaller-cap names, which we believed tended to be less sensitive to the effects of a strong dollar, and international markets, which we believed reflected better valuations.

In the fixed-income portion of the Portfolio, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index, as we have for several years. This reflected our expectation that healthy levels of economic growth could further monetary intervention inappropriate and ultimately lead to upward pressure on wages and consumer pricing. During the reporting period, that view was premature at best, as interest rates remained at very low levels and investors appeared to be as concerned about deflation as they were about inflation. Fortunately, the impact on the Fund’s performance was rather small because short-term yields remained very low during the reporting period.

How did the Portfolio’s allocations change over the course of the reporting period?

The Portfolio’s allocations remained fairly stable across the reporting period. The largest change was the investment of some cash holdings in MainStay Total Return Bond Fund as we modestly extended the Portfolio’s duration. Allocations to international equities (through investments in MainStay ICAP International Fund, MainStay International Opportunities Fund, MainStay VP International Equity Portfolio and MainStay VP Emerging Markets Equity Portfolio) and to equity of smaller U.S. companies (through investments in MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP U.S. Small Cap Portfolio and MainStay VP Mid Cap Core Portfolio) also grew modestly. Funding for these investments was sourced from a variety of large-cap equity Underlying Portfolios/Funds, including MainStay VP Large Cap Growth Portfolio, MainStay ICAP Equity Fund, MainStay VP Marketfield Portfolio, MainStay MAP Fund and MainStay VP T. Rowe Price Equity Income Portfolio.

During the reporting period, the Portfolio entirely exited its position in MainStay Cushing Renaissance Advantage Fund, established during the summer of 2014, and initiated a position in the newly launched MainStay VP Cushing Renaissance Advantage Portfolio. In the wake of turbulence in crude oil pricing, exposure was shifted from the upstream to the midstream sector of the master limited partnership (“MLP”) market by rolling out of MainStay Cushing Royalty Energy Income Fund and into MainStay Cushing MLP Premier Fund.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Portfolios/Funds that the Portfolio held for the entire reporting period, the highest returns came from MainStay International Opportunities Fund, MainStay VP Eagle Small Cap Growth Portfolio and MainStay ICAP International Fund. The lowest returns during the reporting period

3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-387

came from MainStay Cushing Royalty Energy Income Fund, which had by far the worst performance, followed by MainStay VP Cushing Renaissance Advantage Fund. Both of these Underlying Portfolios/Funds provided negative returns during the reporting period.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant positive contributions to the Portfolio’s overall performance came from MainStay International Opportunities Fund and MainStay ICAP International Fund, even though the positions in each of these Underlying Portfolios/Funds were not particularly large. MainStay VP T. Rowe Price Equity Income Portfolio made the largest negative contribution to the Portfolio’s overall performance, followed by a very small position in MainStay VP Cushing Renaissance Advantage Portfolio.

What factors and risks affected the Portfolio’s Underlying Fixed Income Portfolio/Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and persistent geopolitical risks (notably a potential sovereign default in Greece) kept U.S. Treasury yields relatively low among securities with longer maturities, while overnight rates remained anchored near zero. Indications of growing wage pressure and suggestions that the Federal Reserve may move away from its longstanding near-zero interest-rate policy may eventually have the opposite effect, but these factors did not significantly affect the market during the reporting period. In the credit market, spreads4 fluctuated some but finished the reporting period near where they began.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

During the reporting period, high-yield and floating-rate debt fared best on expectations of improving economic performance. Across most of the fixed-income spectrum, returns were in the low to very low single digits. Cash returned nothing at all, and investment-grade bonds as an asset class generally provided negative total returns.

Which Underlying Fixed Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s absolute performance, and which Underlying Fixed Income Portfolios/Funds were the greatest detractors?

During the reporting period, the Portfolio’s positions in MainStay Short Duration High Yield Fund and MainStay VP Floating Rate Portfolio both added to absolute performance. Over the same period, the Portfolio’s positions in MainStay Total Return Bond Fund and MainStay VP Bond Portfolio detracted slightly from the Portfolio’s absolute performance.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-388	MainStay VP Moderate Growth Allocation Portfolio

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value
Affiliated Investment Companies 96.5%†
Equity Funds 78.7%
MainStay Cushing MLP Premier Fund Class I	630,348	$12,808,665
MainStay Emerging Markets Opportunities Fund Class I (a)	3,538,455	34,712,244
MainStay Epoch Global Choice Fund Class I (a)	2,988,826	59,358,085
MainStay Epoch U.S. All Cap Fund Class I (a)	4,235,348	124,688,637
MainStay ICAP Equity Fund Class I (a)	1,454,095	76,034,619
MainStay ICAP International Fund Class I (a)	4,069,310	142,100,309
MainStay International Opportunities Fund Class I (a)	13,598,440	120,074,221
MainStay MAP Fund Class I (a)	2,851,345	128,880,782
MainStay U.S. Equity Opportunities Fund Class I (a)	15,027,885	130,592,323
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	4,668,548	44,830,251
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	5,865,985	84,057,070
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	7,888,684	66,390,583
MainStay VP International Equity Portfolio Initial Class (a)	3,292,393	46,481,530
MainStay VP Large Cap Growth Portfolio Initial Class (a)	5,435,054	127,237,058
MainStay VP Marketfield Portfolio Initial Class (a)(b)	2,457,211	23,706,530
MainStay VP Mid Cap Core Portfolio Initial Class (a)	6,187,311	100,062,180
MainStay VP S&P 500 Index Portfolio Initial Class	786,474	33,382,571
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	10,921,398	149,172,132
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	5,570,426	78,150,806

Total Equity Funds (Cost $1,466,968,715)		1,582,720,596

Fixed Income Funds 17.8%
MainStay Short Duration High Yield Fund Class I (a)	6,160,844	61,362,005
MainStay Total Return Bond Fund Class I (a)	7,802,795	82,163,429
MainStay VP Floating Rate Portfolio Initial Class (a)	7,305,144	66,660,650
MainStay VP High Yield Corporate Bond Portfolio Initial Class (a)	3,507,367	35,743,117
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	3,532,576	30,912,470

	Shares	Value
Fixed Income Funds (continued)
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	8,126,196	$81,625,944

Total Fixed Income Funds (Cost $364,323,304)		358,467,615

Total Affiliated Investment Companies (Cost $1,831,292,019)		1,941,188,211

	Principal Amount
Short-Term Investment 3.6%
Repurchase Agreement 3.6%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $72,467,286 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $77,055,000 and a Market Value of $73,919,016)	$72,467,286	72,467,286

Total Short-Term Investment (Cost $72,467,286)		72,467,286

Total Investments (Cost $1,903,759,305) (c)	100.1%	2,013,655,497
Other Assets, Less Liabilities	(0.1)	(1,201,287)
Net Assets	100.0%	$2,012,454,210

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2015, cost was $1,910,538,430 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$124,392,147
Gross unrealized depreciation	(21,275,080)

Net unrealized appreciation	$103,117,067

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-389

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,582,720,596	$—	$—	$1,582,720,596
Fixed Income Funds	358,467,615	—	—	358,467,615
Short-Term Investment
Repurchase Agreement	—	72,467,286	—	72,467,286

Total Investments in Securities	$1,941,188,211	$72,467,286	$—	$2,013,655,497

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-390	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $1,831,292,019)	$1,941,188,211
Repurchase agreement, at value (identified cost $72,467,286)	72,467,286
Receivables:
Fund shares sold	962,287
Other assets	9,223

Total assets	2,014,627,007

Liabilities
Due to custodian	482,847
Payables:
Fund shares redeemed	733,709
NYLIFE Distributors (See Note 3)	403,495
Investment securities purchased	381,066
Shareholder communication	139,655
Professional fees	21,067
Trustees	1,241
Custodian	187
Accrued expenses	9,530

Total liabilities	2,172,797

Net assets	$2,012,454,210

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$154,759
Additional paid-in capital	1,726,424,051

1,726,578,810
Undistributed net investment income	46,688,826
Accumulated net realized gain (loss) on investments	129,290,382
Net unrealized appreciation (depreciation) on investments	109,896,192

Net assets	$2,012,454,210

Initial Class
Net assets applicable to outstanding shares	$70,177,145

Shares of beneficial interest outstanding	5,352,150

Net asset value per share outstanding	$13.11

Service Class
Net assets applicable to outstanding shares	$1,942,277,065

Shares of beneficial interest outstanding	149,406,449

Net asset value per share outstanding	$13.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-391

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$6,273,393

Expenses
Distribution and service—Service Class (See Note 3)	2,381,902
Shareholder communication	140,671
Professional fees	46,182
Trustees	17,079
Custodian	7,950
Miscellaneous	23,081

Total expenses	2,616,865

Net investment income (loss)	3,656,528

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	28,266,347
Net change in unrealized appreciation (depreciation) on investments	16,341,070

Net realized and unrealized gain (loss) on investments	44,607,417

Net increase (decrease) in net assets resulting from operations	$48,263,945

M-392	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,656,528	$23,250,425
Net realized gain (loss) on investments from affiliated investment companies transactions	28,266,347	192,164,645
Net change in unrealized appreciation (depreciation) on investments	16,341,070	(138,240,500)

Net increase (decrease) in net assets resulting from operations	48,263,945	77,174,570

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(1,177,451)
Service Class	—	(29,873,176)

	—	(31,050,627)

From net realized gain on investments:
Initial Class	—	(4,265,199)
Service Class	—	(120,602,630)

	—	(124,867,829)

Total dividends and distributions to shareholders	—	(155,918,456)

Capital share transactions:
Net proceeds from sale of shares	97,363,438	248,638,163
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	155,918,456
Cost of shares redeemed	(55,743,884)	(86,438,118)

Increase (decrease) in net assets derived from capital share transactions	41,619,554	318,118,501

Net increase (decrease) in net assets	89,883,499	239,374,615

Net Assets
Beginning of period	1,922,570,711	1,683,196,096

End of period	$2,012,454,210	$1,922,570,711

Undistributed net investment income at end of period	$46,688,826	$43,032,298

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-393

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$12.78		$13.36	$11.07	$10.16	$10.42	$9.25

Net investment income (loss) (a)	0.04		0.20	0.17	0.16	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.29		0.39	2.66	1.32	(0.30)	1.16

Total from investment operations	0.33		0.59	2.83	1.48	(0.14)	1.32

Less dividends and distributions:
From net investment income	—		(0.25)	(0.17)	(0.13)	(0.12)	(0.15)
From net realized gain on investments	—		(0.92)	(0.37)	(0.44)	—	—

Total dividends and distributions	—		(1.17)	(0.54)	(0.57)	(0.12)	(0.15)

Net asset value at end of period	$13.11		$12.78	$13.36	$11.07	$10.16	$10.42

Total investment return	2.58	%(b)(c)	4.59%	25.92%	14.66%	(1.21%)	14.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61	%††	1.51%	1.40%	1.46%	1.55%	1.69%
Net expenses (d)	0.02	%††	0.03%	0.03%	0.03%	0.04%	0.05%
Portfolio turnover rate	17%		44%	51%	52%	52%	39%
Net assets at end of period (in 000’s)	$70,177		$66,849	$58,341	$44,210	$37,848	$38,098

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-394	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$12.68		$13.28	$11.02	$10.12	$10.39	$9.23

Net investment income (loss) (a)	0.02		0.17	0.15	0.14	0.15	0.14
Net realized and unrealized gain (loss) on investments	0.30		0.38	2.63	1.31	(0.32)	1.15

Total from investment operations	0.32		0.55	2.78	1.45	(0.17)	1.29

Less dividends and distributions:
From net investment income	—		(0.23)	(0.15)	(0.11)	(0.10)	(0.13)
From net realized gain on investments	—		(0.92)	(0.37)	(0.44)	—	—

Total dividends and distributions	—		(1.15)	(0.52)	(0.55)	(0.10)	(0.13)

Net asset value at end of period	$13.00		$12.68	$13.28	$11.02	$10.12	$10.39

Total investment return	2.52	%(b)(c)	4.33%	25.61%	14.37%	(1.46%)	14.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36	%††	1.28%	1.18%	1.28%	1.41%	1.52%
Net expenses (d)	0.27	%††	0.28%	0.28%	0.28%	0.29%	0.30%
Portfolio turnover rate	17%		44%	51%	52%	52%	39%
Net assets at end of period (in 000’s)	$1,942,277		$1,855,721	$1,624,855	$1,113,622	$814,044	$603,988

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-395

MainStay VP PIMCO Real Return Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	0.49%	–3.24%	–0.28%	0.64%
Service Class Shares	0.37	–3.49	–0.49	0.89

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
Barclays U.S. TIPS Index[3]	0.34%	–1.73%	0.07%
Average Lipper Variable Products Inflation Protected Bond Portfolio[4]	–0.17	–1.98	–0.80

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Inflation Protected Bond Portfolio is representative of portfolios that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-396	MainStay VP PIMCO Real Return Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,004.90	$3.43	$1,021.40	$3.46

Service Class Shares	$1,000.00	$1,003.70	$4.67	$1,020.10	$4.71

1.	Expenses are equal to the Portfolio’s annualized expense ratio of (0.69% for Initial Class and 0.94% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-397

Portfolio Composition as of June 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-401 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2015 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation–Indexed Notes, 0.125%–2.625%, due 1/15/16–1/15/25

2.	United States Treasury Inflation–Indexed Bonds, 0.625%–3.875%, due 1/15/25–2/15/45

3.	Italy Buoni Poliennali Del Tesoro, 2.10%–5.50%, due 10/22/16–9/1/40

4.	United States Treasury Bonds, 3.00%, due 11/15/44–5/15/45

5.	United Kingdom Gilt Inflation Linked, 0.125%, due 3/22/24
6.	Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, due 4/15/18

7.	BCAP LLC Trust Series 2011-RR5, Class 5A1, 5.25%, due 8/26/37

8.	Mexican Udibonos, 4.00%–4.50%, due 12/4/25–11/8/46

9.	Brazil Letras Do Tesouro Nacional, (zero coupon), due 1/1/19

10.	Ally Financial, Inc., 3.60%, due 5/21/18

M-398	MainStay VP PIMCO Real Return Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Mihir Worah and Jeremie Banet of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s Subadvisor.

How did MainStay VP PIMCO Real Return Portfolio perform relative to its primary benchmark and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP PIMCO Real Return Portfolio returned 0.49% for Initial Class shares and 0.37% for Service Class shares. Over the same period, both share classes outperformed the 0.34% return of the Barclays U.S. TIPS Index.1 Both share classes also outperformed the –0.17% return of the Average Lipper1 Variable Products Inflation Protected Bond Portfolio for the six months ended June 30, 2015.

Where there any changes to the Portfolio during the reporting period?

Effective May 2015, Jeremie Banet is a portfolio manager of the MainStay VP PIMCO Real Return Portfolio. Mihir Worah remains a portfolio manager of the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

Several strategies helped the Portfolio outperform the Barclays U.S. TIPS Index during the reporting period. The Portfolio focused on the belly of the TIPS yield curve2 as compared to longer-maturity securities as the TIPS yield curve steepened. The Portfolio’s relative performance benefited from currency positioning, particularly from long U.S. dollar positions relative to the euro and the Brazilian real as those currencies weakened relative to the U.S. dollar. As yields fell, the Portfolio’s exposure to German and French inflation-linked bonds (ILBs) benefited the Portfolio’s performance relative to the Barclay’s U.S. TIPS Index.

Unfortunately, the Portfolio’s positive performance relative to the Barclay’s U.S. TIPS Index was partially offset by exposure to Spanish and Italian ILBs as yields rose, an allocation to British ILBs as yields rose, and tactical positions in Mexican ILBs as real rates sold off for medium and long maturities. In addition, exposure to Brazilian nominal duration bonds detracted from relative performance as rates rose across the yield curve.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The use of pay-fixed interest-rate swaps on the long end of the U.S. nominal yield curve helped the Portfolio’s performance, as rates rose over the reporting period for securities with longer maturities. On the other hand, exposure to British real duration was partially obtained through inflation swaps, which detracted from the Portfolio’s performance. Nominal exposure in Europe, which detracted overall from the Portfolio’s performance, was partially obtained through the use of interest-rate swaps and futures. The Portfolio used forward contracts to obtain long U.S. dollar positions relative to the euro and the Brazilian real, and these positions helped the Portfolio’s performance.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio reduced its underweight to overall duration relative to the Barclays U.S. TIPS Index over the first half of 2015, ending the reporting period relatively flat to the benchmark. The Portfolio, however, maintained an overweight allocation to real duration. The Portfolio’s duration at the end the reporting period was 5.44 years, compared to 5.53 years for the Barclays U.S. TIPS Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

In light of improving economic data in the United States and the possibility of the Federal Reserve increasing the target federal funds rate by the end of the year, the Portfolio remained largely underweight U.S. interest-rate risk, focusing on placement along the real and nominal yield curves and exposure outside of the United States. Specifically, the Portfolio focused on the belly of the U.S. real yield curve to capitalize on potential opportunities for roll down.4

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Roll-down is a form of return that is realized as a bond approaches maturity, assuming an upward sloping yield curve.

M-399

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

The Portfolio’s defensive currency positioning in relation to the euro and the Brazilian real provided solid positive returns throughout the first half of 2015, as these currencies depreciated relative to the U.S. dollar during the reporting period. Positioning on the U.S. real yield curve, specifically a focus on the belly of the curve, was another strong contributor to the Portfolio’s performance as the real yield curve steepened.

On the other hand, the Portfolio’s exposure to select global ILBs—particularly those in Great Britain, Spain and Italy—detracted from the Portfolio’s returns during the first half of 2015 as real yield curves in these nations sold off.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio reduced its non-U.S. developed exposure by entering into pay-fixed interest-rate swaps involving front-end British nominal rates. The Portfolio also added to its short Eurodollar position during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio reduced its exposure to the non-U.S. developed sector through defensive positioning relative to British duration.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the Portfolio was slightly overweight U.S. TIPS relative to the Barclays U.S. TIPS Index. The Portfolio also continued to maintain out-of-index exposure to mortgage-backed securities, corporate securities, bonds of non-U.S. developed nations and emerging-market securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-400	MainStay VP PIMCO Real Return Portfolio

Portfolio of Investments June 30, 2015 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 139.1%† Asset-Backed Securities 2.3%
Other ABS 2.3%
Babson CLO, Ltd. Series 2012-2A, Class A1R 1.674%, due 5/15/23 (a)(b)(c)	$1,900,000	$1,900,000
First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF11, Class A2D 0.525%, due 11/25/35 (a)	1,151,064	1,145,133
Fortress Credit Investments IV, Ltd. Series 2015-4A, Class A 1.574%, due 7/17/23 (a)(b)(d)	900,000	899,188
Highlander Euro CDO III B.V. Series 2007-3X, Class A 0.224%, due 5/1/23 (a)	EUR 1,751,197	1,922,099
KVK CLO, Ltd. Series 2012-1A, Class A 1.623%, due 7/15/23 (a)(b)	$1,400,000	1,399,524
Onemain Financial Issuance Trust Series 2014-2A, Class A 2.47%, due 9/18/24 (b)	1,600,000	1,608,496

Total Asset-Backed Securities (Cost $8,756,144)		8,874,440

Corporate Bonds 12.1%
Banks 9.0%
Banca Monte dei Paschi di Siena S.p.A Series Reg S 4.875%, due 9/15/16	EUR 100,000	117,059
Banco Bilbao Vizcaya 1.027%, due 10/23/15	$3,500,000	3,498,390
Banco Santander S.A. Series Reg S 6.25%, due 12/31/49 (a)	EUR 300,000	325,257
Bank of America N.A. 0.696%, due 5/8/17 (a)	$3,600,000	3,594,503
Bankia S.A.
0.198%, due 1/25/16 (a)	EUR 100,000	111,042
3.50%, due 12/14/15	2,200,000	2,486,577
Series Reg S 3.50%, due 1/17/19	400,000	464,352
Barclays Bank PLC
7.625%, due 11/21/22	$2,590,000	2,949,492
7.75%, due 4/10/23 (a)	510,000	552,713
BNP Paribas S.A. 0.586%, due 11/7/15 (a)	2,500,000	2,501,433
BPCE S.A. 0.846%, due 11/18/16 (a)	1,400,000	1,401,992
BPE Financiaciones S.A.
2.50%, due 2/1/17	EUR 300,000	339,070
2.875%, due 5/19/16	800,000	903,594

	Principal Amount	Value
Banks (continued)
Citigroup, Inc. 0.798%, due 5/1/17 (a)	$3,600,000	$3,588,127
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.609%, due 4/28/17 (a)	3,500,000	3,501,771
4.00%, due 9/10/15	GBP 50,000	79,035
Credit Agricole S.A.
Series Reg S 7.50%, due 4/29/49 (a)	400,000	619,072
Series Reg S 7.875%, due 1/29/49 (a)	$1,800,000	1,839,884
Credit Suisse Group Funding Guernsey, Ltd. 4.875%, due 5/15/45 (b)	1,900,000	1,828,129
Depfa ACS Bank 3.875%, due 11/14/16	EUR 100,000	117,001
Eksportfinans ASA 2.375%, due 5/25/16	$500,000	500,000
Intesa Sanpaolo S.p.A
3.125%, due 1/15/16	400,000	403,049
6.50%, due 2/24/21 (b)	400,000	456,316
LBG Capital No.2 PLC Series Reg S 15.00%, due 12/21/19	GBP 390,000	870,158
Lloyds Bank PLC
1.75%, due 5/14/18	$750,000	749,247
3.50%, due 5/14/25	150,000	147,275
Lloyds Banking Group PLC Series Reg S 7.875%, due 12/29/49 (a)	GBP 470,000	776,140
Sberbank Of Russia Via SB Capital S.A. Series Reg S 5.499%, due 7/7/15	$200,000	200,000

		34,920,678

Finance—Auto Loans 1.0%
♦Ally Financial, Inc. 3.60%, due 5/21/18	3,900,000	3,904,875

Finance—Investment Banker/Broker 0.4%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18	1,200,000	1,359,391

Oil & Gas 0.7%
BG Energy Capital PLC Series Reg S 6.50%, due 11/30/72 (a)	GBP 200,000	334,283
California Resources Corp. 5.50%, due 9/15/21	$700,000	609,140
Canadian Natural Resources, Ltd. 0.657%, due 3/30/16 (a)	700,000	698,734

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2015, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-401

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Chesapeake Energy Corp. 3.525%, due 4/15/19 (a)	$100,000	$91,500
Petrobras Global Finance B.V.
1.896%, due 5/20/16 (a)	100,000	98,519
4.875%, due 3/17/20	900,000	855,756
6.625%, due 1/16/34	GBP 100,000	133,458

		2,821,390

Telecommunications 0.9%
AT&T, Inc. 0.702%, due 3/30/17 (a)	$3,600,000	3,587,573

Transportation 0.1%
Hellenic Railways Organization S.A. 4.028%, due 3/17/17 (d)	EUR 400,000	231,889

Total Corporate Bonds (Cost $48,463,739)		46,825,796

Foreign Government Bonds 13.5%
Brazil 1.4%
♦Brazil Letras Do Tesouro Nacional (zero coupon), due 1/1/19	BRL 19,800,000	4,159,318
Brazil Notas do Tesouro Nacional Series F 10.00%, due 1/1/21	4,200,000	1,215,201

		5,374,519

France 0.9%
France Government Bond OAT
0.25%, due 7/25/18 (e)	EUR 2,709,486	3,140,705
1.00%, due 7/25/17	340,929	397,310

		3,538,015

Germany 1.6%
♦Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond 0.75%, due 4/15/18 (e)	5,324,750	6,180,277

Greece 0.1%
Hellenic Republic Government Bond 5.25%, due 2/1/16	JPY 51,900,000	250,183

Italy 3.6%
♦Italy Buoni Poliennali Del Tesoro
Series Reg S 2.10%, due 9/15/17	EUR 1,630,454	1,906,513
Series Reg S 2.10%, due 9/15/21	249,720	301,703
Series Reg S 2.25%, due 4/22/17	3,010,860	3,451,985

	Principal Amount	Value
Italy (continued)
Italy Buoni Poliennali Del Tesoro (continued)
Series Reg S 2.35%, due 9/15/24 (b)	EUR 6,193,275	$7,603,133
Series Reg S 2.55%, due 10/22/16	220,796	252,087
Series Reg S 3.10%, due 9/15/26	106,268	139,395
Series Reg S 5.00%, due 9/1/40	100,000	143,109
5.50%, due 11/1/22	100,000	138,010

		13,935,935

Mexico 1.7%
Mexican Bonos de Proteccion al Ahorro 3.05%, due 1/4/18 (a)	MXN 32,600,000	2,106,924
♦Mexican Udibonos
4.00%, due 11/15/40	6,657,176	455,234
4.00%, due 11/8/46	4,954,361	341,270
4.50%, due 12/4/25	32,170,368	2,339,422
4.50%, due 11/22/35	18,732,541	1,377,697

		6,620,547

New Zealand 0.6%
New Zealand Government Bond
Series Reg S 2.00%, due 9/20/25	NZD 2,100,000	1,456,366
Series Reg S 2.50%, due 9/20/35	800,000	559,588
Series Reg S 3.00%, due 9/20/30 (d)	700,000	534,302

		2,550,256

Slovenia 0.8%
Slovenia Government International Bond
4.70%, due 11/1/16 (b)	EUR 700,000	824,971
Series Reg S 5.25%, due 2/18/24	$2,100,000	2,289,000

		3,113,971

Spain 0.6%
Autonomous Community of Catalonia 4.95%, due 2/11/20	EUR 500,000	610,915
Spain Government Bond Series Reg S 5.40%, due 1/31/23 (b)	200,000	276,987
Spain Government Inflation Linked Bond Series Reg S 1.00%, due 11/30/30 (b)	1,300,858	1,345,552

		2,233,454

M-402	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Government Bonds (continued)
United Kingdom 2.2%
♦United Kingdom Gilt Inflation Linked
Series Reg S 0.125%, due 3/22/24	GBP 5,001,505	$8,493,983

Total Foreign Government Bonds (Cost $57,894,702)		52,291,140

Mortgage-Backed Securities 3.2%
Agency Collateral (Collateralized Mortgage Obligation) 0.3%
Federal Home Loan Mortgage Corporation Strips Series 278, Class F1 0.636%, due 9/15/42 (a)	$1,166,531	1,173,726

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.0%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T24, Class A4 5.537%, due 10/12/41	1,627,554	1,691,187
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, due 12/15/39	1,856,570	1,919,406
Hercules Eclipse PLC Series 2006-4 0.811%, due 10/25/18 (a)	GBP 233,241	359,701

		3,970,294

Whole Loan Collateral (Collateralized Mortgage Obligations) 1.9%
♦BCAP LLC Trust Series 2011-RR5, Class 5A1 5.25%, due 8/26/37 (b)	$4,399,383	4,564,219
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-10, Class 21A1 2.859%, due 1/25/35 (a)(f)	2,034,108	2,048,843
Marche Mutui Srl
Series 5, Class A 0.398%, due 10/27/65 (a)	EUR 96,408	107,305
Series 4, Class A 0.587%, due 2/25/55 (a)	148,808	163,157
Series 6, Class A1 2.248%, due 1/27/64 (a)	337,540	383,190

		7,266,714

Total Mortgage-Backed Securities (Cost $12,047,338)		12,410,734

U.S. Government & Federal Agencies 108.0%
Federal National Mortgage Association (Mortgage Pass-Through Securities)
1.356%, due 6/1/43 (a)	$686,624	704,166

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
2.498%, due 11/1/34	$1,057,154	$1,133,123
4.344%, due 12/1/36 (a)	1,089,366	1,161,010

		2,998,299

♦United States Treasury Bonds
3.00%, due 11/15/44	300,000	293,461
3.00%, due 5/15/45	10,410,000	10,201,800

		10,495,261

♦United States Treasury Inflation—Indexed Bonds
0.625%, due 2/15/43 (g)	4,788,896	4,245,653
0.75%, due 2/15/42 (g)	3,646,831	3,351,380
0.75%, due 2/15/45 (g)	11,359,198	10,375,923
1.375%, due 2/15/44 (g)	24,130,475	25,759,282
1.75%, due 1/15/28 (g)	22,604,400	25,606,536
2.00%, due 1/15/26 (g)	23,921,897	27,461,596
2.125%, due 2/15/40 (g)	1,050,797	1,294,039
2.125%, due 2/15/41 (g)	972,297	1,206,028
2.375%, due 1/15/25 (g)	14,064,455	16,545,509
2.375%, due 1/15/27 (g)	12,904,650	15,440,207
2.50%, due 1/15/29 (g)	3,859,940	4,757,075
3.625%, due 4/15/28 (g)	277,921	378,667
3.875%, due 4/15/29 (g)	345,391	489,214

		136,911,109

♦United States Treasury Inflation—Indexed Notes
0.125%, due 4/15/16 (g)	24,574,677	24,689,883
0.125%, due 4/15/17 (g)	10,637,478	10,782,084
0.125%, due 4/15/18 (g)	9,017,448	9,159,049
0.125%, due 4/15/19 (g)	41,331,904	41,867,938
0.125%, due 4/15/20 (g)	3,235,016	3,261,048
0.125%, due 1/15/22 (g)	13,186,530	13,068,062
0.125%, due 7/15/22 (g)	41,613,616	41,298,268
0.125%, due 1/15/23 (g)	38,778,486	38,093,813
0.25%, due 1/15/25 (g)	1,098,746	1,077,715
0.375%, due 7/15/23 (g)	6,514,240	6,537,652
0.625%, due 7/15/21 (g)	5,780,335	5,966,392
1.125%, due 1/15/21 (g)	46,653,280	49,346,761
1.375%, due 1/15/20 (g)	5,148,286	5,503,837
1.875%, due 7/15/19 (g)	9,984,330	10,880,583
2.00%, due 1/15/16 (g)	834,393	846,387
2.50%, due 7/15/16 (g)	5,289,824	5,486,124
2.625%, due 7/15/17 (g)	1,257,179	1,349,012

		269,214,608

Total U.S. Government & Federal Agencies (Cost $434,841,518)		419,619,277

Total Long-Term Bonds (Cost $562,003,441)		540,021,387

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-403

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Notional Amount	Value
Purchased Option 0.0% ‡ Purchased Put Option 0.0%‡
90—Day Eurodollar Strike Price $99.75 Expires 12/14/15, American Style	$162,500	$8,937

Total Purchased Option (Cost $10,651)		8,937

	Principal Amount
Short-Term Investments 31.1%
Repurchase Agreements 31.0%
Credit Agricole Corp. 0.23%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $48,700,311 (Collateralized by a United States Treasury Note with a rate of 2.75% and a maturity date of 2/15/19, with a Principal Amount of $46,741,700 and a Market Value of $49,228,499)	48,700,000	48,700,000
Societe Generale 0.18%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $21,700,109 (Collateralized by a United States Treasury Inflation Protected Note with a rate of 0.38% and a maturity date of 7/15/23, with a Principal Amount of $21,999,440 and a Market Value of $22,106,006)	21,700,000	21,700,000
Standard Chartered Bank 0.25%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $48,700,338 (Collateralized by United States Treasury Notes with rates between 1.50% and 2.50% and maturity dates between 10/31/19 and 5/15/24, with a Principal Amount of $49,803,500 and a Market Value of $49,535,433)	48,700,000	48,700,000
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $1,269,582 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.08% and a maturity date of 10/17/22, with a Principal Amount of $1,345,000 and a Market Value of $1,299,617)	1,269,582	1,269,582

Total Repurchase Agreements (Cost $120,369,582)		120,369,582

	Principal Amount	Value
U.S. Government 0.1%
United States Treasury Bill 0.028%, due 11/12/15 (h)(i)	$581,000	$580,941

Total U.S. Government (Cost $580,984)		580,941

Total Short-Term Investments (Cost $120,950,566)		120,950,523

Total Investments, Before Investment Sold Short (Cost $682,964,658) (j)	170.2%	660,980,847

Short-Term Investment Sold Short (2.4%) Reverse Repurchase Agreement (2.4%)
Paribas Reverse Repo Eur Zcp (0.05%), dated 6/23/15 due 7/16/15 Proceeds at Maturity $(9,335,645) (Collateralized by Foreign Government securities with rates between of 0.25 and 0.75% and maturity dates between 4/15/18 and 7/25/18, with a Principal Amount of $(8,034,236) and a Market Value of $(9,320,982))	EUR (8,378,800)	(9,341,102)

Total Short-Term Investment Sold Short (Cost $9,354,931)		(9,341,102)

Total Investments, Net of Investment Sold Short (Cost $673,609,727)	167.8%	651,639,745

Other Assets, Less Liabilities	(67.8)	(263,214,471)
Net Assets	100.0%	$388,425,274

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, the total market value of this security was $1,900,000, which represented 0.5% of the Portfolio’s net assets.

(d)	Illiquid security—As of June 30, 2015, the total market value of these securities was $1,665,379, which represented 0.4% of the Portfolio’s net assets.

M-404	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(e)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for open reverse repurchase agreements. (See Note 2(J))

(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2015.

(g)	Delayed delivery security.

(h)	Interest rate shown represents yield to maturity.
(i)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for swap contracts. (See Note 2(Q))

(j)	As of June 30, 2015, cost was $683,009,884 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$1,486,945
Gross unrealized depreciation	(23,515,982)

Net unrealized depreciation	$(22,029,037)

As of June 30, 2015, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Brazilian Real vs. U.S. Dollar	7/2/15	Credit Suisse International	BRL	30,105,938	$9,823,614	$(140,446)
Brazilian Real vs. U.S. Dollar	7/2/15	JPMorgan Chase Bank N.A.		7,663,453	2,470,010	(5,164)
Euro vs. U.S. Dollar	8/4/15	Credit Suisse International	EUR	16,631,000	18,598,165	(49,180)
Euro vs. U.S. Dollar	7/2/15	JPMorgan Chase Bank N.A.		17,215,000	19,243,649	(51,513)
Indian Rupee vs. U.S. Dollar	7/24/15	Credit Suisse International	INR	325,945,820	5,142,724	(46,117)
Indian Rupee vs. U.S. Dollar	8/24/15	JPMorgan Chase Bank N.A.		117,127,744	1,802,797	17,603
Japanese Yen vs. U.S. Dollar	7/2/15	JPMorgan Chase Bank N.A.	JPY	381,700,000	3,093,664	25,183
Mexican Peso vs. U.S. Dollar	7/7/15	JPMorgan Chase Bank N.A.	MXN	1,544,000	100,570	(2,370)
Polish Zloty vs. Euro	7/30/15	JPMorgan Chase Bank	PLN	4,172,000	1,110,963	(2,210)
Pound Sterling vs. U.S. Dollar	7/2/15	JPMorgan Chase Bank N.A.	GBP	8,227,000	12,949,298	(22,625)
Pound Sterling vs. U.S. Dollar	8/4/15	JPMorgan Chase Bank N.A.		257,000	403,367	353

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Australian Dollar vs. U.S. Dollar	7/2/15	JPMorgan Chase Bank N.A.	AUD	526,000	401,048	(4,787)
Brazilian Real vs. U.S. Dollar	7/2/15	Credit Suisse International	BRL	30,105,939	10,707,318	1,024,150
Brazilian Real vs. U.S. Dollar	7/2/15	JPMorgan Chase Bank		7,663,453	2,819,519	354,673
Brazilian Real vs. U.S. Dollar	4/4/16	JPMorgan Chase Bank		11,628,590	3,510,000	98,956
Brazilian Real vs. U.S. Dollar	1/5/16	JPMorgan Chase Bank N.A.		12,803,005	3,834,091	(30,363)
Canadian Dollar vs. U.S. Dollar	7/2/15	JPMorgan Chase Bank N.A.	CAD	162,000	129,705	2
Euro vs. U.S. Dollar	8/12/15	Credit Suisse International	EUR	47,142,000	52,597,084	12,232
Euro vs. U.S. Dollar	7/2/15	JPMorgan Chase Bank N.A.		584,000	663,136	12,064
Euro vs. U.S. Dollar	8/4/15	JPMorgan Chase Bank N.A.		4,426,000	4,953,764	17,332
Hungarian Forint vs. U.S. Dollar	7/30/15	JPMorgan Chase Bank N.A.	HUF	468,622,315	1,670,757	15,524
Japanese Yen vs. U.S. Dollar	7/2/15	JPMorgan Chase Bank N.A.	JPY	381,700,000	3,059,959	(58,888)
Japanese Yen vs. U.S. Dollar	8/4/15	JPMorgan Chase Bank N.A.		381,700,000	3,094,832	(25,234)
Mexican Peso vs. U.S. Dollar	7/7/15	Credit Suisse International	MXN	45,997,423	2,974,004	48,530
Mexican Peso vs. U.S. Dollar	7/7/15	JPMorgan Chase Bank N.A.		64,481,152	4,213,847	112,795
New Zealand Dollar vs. U.S. Dollar	7/2/15	JPMorgan Chase Bank N.A.	NZD	3,508,000	2,490,838	113,642
Polish Zloty vs. Euro	7/30/15	JPMorgan Chase Bank N.A.	PLN	4,099,000	1,117,095	27,742
Pound Sterling vs. U.S. Dollar	7/2/15	JPMorgan Chase Bank N.A.	GBP	8,227,000	12,631,201	(295,472)
Pound Sterling vs. U.S. Dollar	8/4/15	JPMorgan Chase Bank N.A.		8,227,000	12,946,164	22,384
South Korean Won vs. U.S. Dollar	7/24/15	JPMorgan Chase Bank N.A.	KRW	1,094,876,800	976,000	(5,071)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$1,163,725

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-405

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

As of June 30, 2015, the Portfolio held the following Futures Contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	184	September 2015	$23,215,625	$(199,615)
Euro-BTP	29	September 2015	24,248	(2,253)
Euro-Bund	25	August 2015	4,209,772	(26,304)
U.S. Long Bond	11	September 2015	1,659,281	(46,073)
U.S. Ultra Bond	32	September 2015	4,930,000	(86,281)
5-Year United States Treasury Note	(83)	September 2015	(9,898,398)	12,241
Euro-Bund	(25)	August 2015	(8,083)	1,091
Euro-Bund	(25)	August 2015	(10,591)	6,665
90-Day Eurodollar	(407)	December 2015	(101,205,638)	(98,375)
90-Day Eurodollar	(150)	March 2016	(37,230,000)	(73,600)
90-Day Eurodollar	(61)	September 2016	(15,074,625)	(23,474)
90-Day Eurodollar	(196)	December 2016	(48,328,700)	(62,783)
90-Day Eurodollar	(169)	March 2017	(41,593,012)	(39,477)

			$(219,310,121)	$(638,238)

1.	As of June 30, 2015, cash in the amount of $700,000 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2015.

Written Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Notional Amount	Premium (Received)	Market Value
Call-U.S. Treasury Note (10 Year) August 2015, American Style	Morgan Stanley & Co., LLC	$127.00	8/21/2015	$(25,000)	$(16,599)	$(21,094)
Put-U.S. Treasury Note (10 Year) August 2015, American Style	Morgan Stanley & Co., LLC	$124.00	8/21/2015	(25,000)	(20,200)	(10,156)
					$(36,799)	$(31,250)

Written Credit Default Swaption

Description	Counterparty	Underlying Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium (Received)	Market Value
Put-5 Year Credit Default Swap, European Style	Credit Suisse International	Markit iTraxx Europe Main Series 23	Receive	0.85%	8/19/2015	$(800,000)	$(1,645)	$(2,574)

Written Inflation-Capped Option

Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premium (Received)	Market Value
Floor-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U)	JPMorgan Chase Bank	234.781	Maximum of [0, Final Index/Initial Index – (1 + 4.000%)10]	5/16/2024	$(300,000)	$(2,085)	$(848)

M-406	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of June 30, 2015, the Portfolio held the following open OTC inflation swap agreements:

Notional Amount		Currency	Expiration Date	Counterparty	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
	$200,000	USD	10/31/2016	Credit Suisse International	Fixed 1.94%	12-Month USD-CPI	$—	$(5,433)	$(5,433)
	$8,000,000	USD	11/16/2017	Credit Suisse International	Fixed 2.32%	12-Month USD-CPI	—	(438,159)	(438,159)
B$	32,700,000	BRL	1/2/2018	Credit Suisse International	CETIP	Fixed 13.03%	(9,866)	(33,601)	(23,735)
	£2,400,000	GBP	5/15/2030	Credit Suisse International	UK RPI	Fixed 3.53%	—	2,414	2,414
	£2,000,000	GBP	6/15/2030	Credit Suisse International	UK RPI	Fixed 3.40%	(1,700)	14,512	16,212
	£2,300,000	GBP	6/15/2030	Credit Suisse International	UK RPI	Fixed 3.43%	(1,570)	35,848	37,418
	£800,000	GBP	9/23/2044	Credit Suisse International	UK RPI	Fixed 3.53%	(2,233)	42,008	44,241
	£1,500,000	GBP	10/15/2044	Credit Suisse International	UK RPI	Fixed 3.50%	(21,805)	51,482	73,287
	£100,000	GBP	11/15/2044	Credit Suisse International	UK RPI	Fixed 3.55%	386	6,237	5,851
	£200,000	GBP	12/15/2044	Credit Suisse International	UK RPI	Fixed 3.45%	(704)	(1,358)	(654)
	£600,000	GBP	12/15/2044	Credit Suisse International	UK RPI	Fixed 3.53%	4,906	27,615	22,709
	£500,000	GBP	1/12/2045	Credit Suisse International	12-Month USD-LIBOR	Fixed 3.33%	5,325	(47,200)	(52,525)
							$(27,261)	$(345,635)	$(318,374)
As of June 30, 2015, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount		Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$	24,100,000	USD	5/6/2017	Fixed 1.30%	3-Month USD-LIBOR	$226	$(33,476)	$(33,702)
£	49,300,000	GBP	6/17/2017	Fixed 1.25%	6-Month USD-LIBOR	(336,577)	(241,072)	95,505
$	11,900,000	USD	12/16/2017	Fixed 1.50%	3-Month USD-LIBOR	(56,722)	(63,309)	(6,587)
$	3,400,000	USD	12/16/2020	3-Month USD-LIBOR	Fixed 2.00%	(9,838)	(1,632)	8,206
M$	104,800,000	MXN	11/9/2021	MXN TIIE	Fixed 5.67%	—	(35,829)	(35,829)
£	2,300,000	GBP	3/18/2025	Fixed 2.75%	6-Month USD-LIBOR	(253,953)	(206,596)	47,357
€	8,600,000	EUR	9/16/2025	Fixed 0.75%	6-Month EUR-LIBOR	(141,575)	416,391	557,966
$	13,500,000	USD	12/16/2025	Fixed 2.50%	3-Month USD-LIBOR	147,920	108,633	(39,287)
€	2,000,000	GBP	3/18/2045	Fixed 2.00%	6-Month USD-LIBOR	220,519	231,723	11,204
$	28,300,000	USD	12/16/2045	Fixed 2.75%	3-Month USD-LIBOR	1,967,554	1,364,207	(603,347)
						$1,537,554	$1,539,040	$1,486

As of June 30, 2015, the Portfolio held the following centrally cleared credit default swap contracts1:

Index	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ Depreciation[5]
Markit iTraxx Europe Crossover Series 23	6/20/2020	Sell	€6,200	1.00%	$126,385	$83,195	$(43,190)
Markit iTraxx North American High Yield Series 24	6/20/2020	Sell	$1,287	5.00%	79,873	79,996	123
Markit iTraxx North American Investment Grade Series 24	6/20/2020	Sell	3,500	1.00%	49,211	49,072	(139)
					$255,469	$212,263	$(43,206)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-407

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

1.	As of June 30, 2015, cash in the amount of $2,810,421 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contract at the time they were opened and the value at June 30, 2015.

The following abbreviations are used in the preceding pages:

AUD—Australian Dollar

CAD—Canadian Dollar

BRL—Brazilian Real

EUR—Euro

GBP—British Pound Sterling

HUF— Hungarian Forint

INR—Indian Rupee

JPY—Japanese Yen

KRN—South Korean Won

MXN—Mexican Peso

NZD—New Zealand Dollar

PLN—Polish Zloty

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities (b)	$—	$6,974,440	$1,900,000	$8,874,440
Corporate Bonds	—	46,825,796	—	46,825,796
Foreign Government Bonds	—	52,291,140	—	52,291,140
Mortgage-Backed Securities	—	12,410,734	—	12,410,734
U.S. Government & Federal Agencies	—	419,619,277	—	419,619,277

Total Long-Term Bonds	—	538,121,387	1,900,000	540,021,387

Purchased Put Option	8,937	—	—	8,937
Short-Term Investments
Repurchase Agreements	—	120,369,582	—	120,369,582
U.S. Government	—	580,941	—	580,941

Total Short-Term Investments	—	120,950,523	—	120,950,523

Total Investments in Securities	8,937	659,071,910	1,900,000	660,980,847

Other Financial Instruments
Credit Default Swap Contracts (c)	—	123	—	123
Foreign Currency Forward Contracts (c)	—	1,903,165	—	1,903,165
Futures Contracts Short (c)	19,997	—	—	19,997
Inflation Swap Contracts (c)	—	202,132	—	202,132
Interest Rate Swap Contracts (c)	—	720,238	—	720,238

Total Other Financial Instruments	19,997	2,825,658	—	2,845,655

Total Investments in Securities and Other Financial Instruments	$28,934	$661,897,568	$1,900,000	$663,826,502

M-408	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short Term Investment Sold Short (a)
Reverse Repurchase Agreement	$—	$(9,341,102)	—	$(9,341,102)

Total Short Term Investment Sold Short	—	(9,341,102)	—	(9,341,102)

Other Financial Instruments
Credit Default Swap Contracts (c)	—	(43,329)	—	(43,329)
Credit Default Swaption	(2,574)	—	—	(2,574)
Foreign Currency Forward Contracts (c)	—	(739,440)	—	(739,440)
Futures Contracts Long (c)	(360,526)	—	—	(360,526)
Futures Contracts Short (c)	(297,709)	—	—	(297,709)
Inflation-Capped Option	(848)	—	—	(848)
Inflation Swap Contracts (c)	—	(520,506)	—	(520,506)
Interest Rate Swap Contracts (c)	—	(718,752)	—	(718,752)
Written Options	(31,250)	—	—	(31,250)

Total Other Financial Instruments	(692,907)	(2,022,027)	—	(2,714,934)

Total Short Term Investment Sold Short and Other Financial Instruments	$(692,907)	$(11,363,129)	$—	$(12,056,036)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,900,000 is held Other ABS within the Asset-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2015 (a)
Long Term Bonds
Asset-Backed Securities
Other ABS	$—	$—	$—	$—	$1,900,000	$—	$—	$—	$1,900,000	$—

Total	$—	$—	$—	$—	$1,900,000	$—	$—	$—	$1,900,000	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-409

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $562,595,076)	$540,611,265
Repurchase agreements, at value (identified cost $120,369,582)	120,369,582
Cash collateral on deposit at broker	3,510,421
Cash denominated in foreign currencies (identified cost $544,347)	566,543
Receivables:
Investment securities sold	103,723,482
Interest	2,008,735
Variation margin on derivative instruments	130,776
Fund shares sold	25,728
Other assets	1,485
Unrealized appreciation on foreign currency forward contracts	1,903,165

Total assets	772,851,182

Liabilities
Open reverse repurchase agreement (proceeds $9,354,931)	9,341,102
Cash collateral due to broker	600,000
Due to custodian	147,303
Written options, at value (premiums received $40,529)	34,672
Payables:
Dollar roll transactions	371,367,384
Investment securities purchased	1,073,139
Reverse repurchase agreements	197,909
Fund shares redeemed	179,964
Manager (See Note 3)	159,768
NYLIFE Distributors (See Note 3)	64,897
Professional fees	38,207
Custodian	30,068
Premiums received for OTC swap contracts	27,261
Shareholder communication	26,734
Trustees	288
Variation margin on centrally cleared swap contracts	76,722
Unrealized depreciation on OTC swap contracts	318,374
Accrued expenses	2,676
Unrealized depreciation on foreign currency forward contracts	739,440

Total liabilities	384,425,908

Net assets	$388,425,274

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$44,546
Additional paid-in capital	445,621,172

445,665,718
Undistributed net investment income	12,061,279
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(47,502,890)
Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options	(22,962,457)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,163,624

Net assets	$388,425,274

Initial Class
Net assets applicable to outstanding shares	$73,564,846

Shares of beneficial interest outstanding	8,413,043

Net asset value per share outstanding	$8.74

Service Class
Net assets applicable to outstanding shares	$314,860,428

Shares of beneficial interest outstanding	36,133,053

Net asset value per share outstanding	$8.71

M-410	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$1,141,481

Expenses
Manager (See Note 3)	954,935
Distribution and service—Service Class (See Note 3)	406,859
Interest expense	236,641
Custodian	48,775
Professional fees	42,906
Shareholder communication	26,851
Trustees	3,245
Miscellaneous	6,893

Total expenses	1,727,105

Net investment income (loss)	(585,624)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(7,108,689)
Investments sold short	(93,317)
Futures transactions	(1,051,530)
Written option transactions	189,509
Swap transactions	(2,677,723)
Foreign currency transactions	7,490,729

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	(3,251,021)

Net change in unrealized appreciation (depreciation) on:
Investments	2,810,439
Investments sold short	35,311
Futures contracts	(688,133)
Swap contracts	3,134,495
Written option contracts	(18,497)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,658,993)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts, written options and foreign currency transactions	3,614,622

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	363,601

Net increase (decrease) in net assets resulting from operations	$(222,023)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-411

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(585,624)	$9,096,402
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(3,251,021)	93,833
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options, swap contracts and foreign currency transactions	3,614,622	(293,927)

Net increase (decrease) in net assets resulting from operations	(222,023)	8,896,308

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(82,664)
Service Class	—	(2,116,976)

	—	(2,199,640)

From net realized gain on investments:
Initial Class	—	(864,859)
Service Class	—	(31,587,564)

	—	(32,452,423)

Total dividends and distributions to shareholders	—	(34,652,063)

Capital share transactions:
Net proceeds from sale of shares	75,385,816	32,043,168
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	34,652,063
Cost of shares redeemed	(27,812,871)	(66,223,678)

Increase (decrease) in net assets derived from capital share transactions	47,572,945	471,553

Net increase (decrease) in net assets	47,350,922	(25,284,202)

Net Assets
Beginning of period	341,074,352	366,358,554

End of period	$388,425,274	$341,074,352

Undistributed net investment income at end of period	$12,061,279	$12,646,903

M-412	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,				February 17, 2012** through December 31,
	2015*		2014		2013		2012
Net asset value at beginning of period	$8.71		$9.44		$10.59		$10.00

Net investment income (loss) (a)	0.03		0.26		0.09		0.14
Net realized and unrealized gain (loss) on investments	(0.00	)‡	(0.18)		(1.05)		0.47
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.18		(0.01)		(0.02)

Total from investment operations	0.03		0.26		(0.97)		0.59

Less dividends and distributions:
From net investment income	—		(0.09)		(0.12)		—
From net realized gain on investments	—		(0.90)		(0.06)		—

Total dividends and distributions	—		(0.99)		(0.18)		—

Net asset value at end of period	$8.74		$8.71		$9.44		$10.59

Total investment return	0.34	%(b)(c)	2.50%		(9.08%)		5.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63	%††	2.74%		0.88%		1.51	%††
Net expenses (d)	0.69	%††	0.64%		0.61%		0.62	%††
Expenses (before waiver/reimbursement) (d)	0.69	%††	0.64%		0.61%		0.62	%††
Portfolio turnover rate	56	%(e)	85	%(e)	88	% (e)	44	%(e)
Net assets at end of period (in 000’s)	$73,565		$9,479		$9,678		$12,642

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes interest expenses of 0.12%, 0.08%, 0.07% and 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions for the six months ended June 30, 2015, the years ended December 31, 2014, 2013 and the period ended December 31, 2012, respectively.
(e)	The portfolio turnover rates not including dollar rolls were 33% for the six months ended June 30, 2015, 49%, and 88% for the years ended December 31, 2014, 2013 and 43% for the period ended December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-413

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,				February 17, 2012** through December 31,
	2015*		2014		2013		2012
Net asset value at beginning of period	$8.70		$9.42		$10.58		$10.00

Net investment income (loss) (a)	(0.02)		0.24		0.07		0.12
Net realized and unrealized gain (loss) on investments	(0.45)		(0.18)		(1.05)		0.48
Net realized and unrealized gain (loss) on foreign currency transactions	0.48		0.18		(0.01)		(0.02)

Total from investment operations	0.01		0.24		(0.99)		0.58

Less dividends and distributions:
From net investment income	—		(0.06)		(0.11)		—
From net realized gain on investments	—		(0.90)		(0.06)		—

Total dividends and distributions	—		(0.96)		(0.17)		—

Net asset value at end of period	$8.71		$8.70		$9.42		$10.58

Total investment return	0.11	% (b)(c)	2.26%		(9.26%)		5.80	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.47	%)††	2.52%		0.67%		1.32	%††
Net expenses (d)	0.94	% ††	0.87%		0.82%		0.81	%††
Expenses (before waiver/reimbursement) (d)	0.94	% ††	0.89%		0.86%		0.87	%††
Portfolio turnover rate	56	% (e)	85	%(e)	88	% (e)	44	%(e)
Net assets at end of period (in 000’s)	$314,860		$331,595		$356,681		$475,807

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes interest expenses of 0.12%, 0.08%, 0.07% and 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions for the six months ended June 30, 2015, the years ended December 31, 2014, 2013 and the period ended December 31, 2012, respectively.
(e)	The portfolio turnover rates not including dollar rolls were 33% for the six months ended June 30, 2015, 49%, and 88% for the years ended December 31, 2014, 2013 and 43% for the period ended December 31, 2012.

M-414	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP S&P 500 Index Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	1.10%	7.13%	17.00%	7.65%	0.28%
Service Class Shares	0.97	6.86	16.70	7.38	0.53

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[4]	1.23%	7.42%	17.34%	7.89%
Average Lipper Variable Products S&P 500 Index Portfolio[5]	0.96	6.93	16.86	7.53

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance figures shown for the ten-year period ended June 30, 2015 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 7.63% for Initial Class shares and 7.36% for Service Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products S&P 500 Index Portfolio is representative of portfolios that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index portfolios have limited expenses (advisor fee no higher than 0.50%). Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-415

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,011.00	$1.35	$1,023.50	$1.35

Service Class Shares	$1,000.00	$1,009.70	$2.59	$1,022.20	$2.61

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.27% for Initial Class and 0.52% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-416	MainStay VP S&P 500 Index Portfolio

Industry Composition as of June 30, 2015 (Unaudited)

Oil, Gas & Consumable Fuels	6.1%
Pharmaceuticals	6.1
Banks	5.8
Technology Hardware, Storage & Peripherals	4.5
Software	3.5
Media	3.4
IT Services	3.2
Internet Software & Services	3.1
Biotechnology	3.0
Health Care Providers & Services	2.8
Insurance	2.6
Aerospace & Defense	2.4
Real Estate Investment Trusts	2.3
Capital Markets	2.2
Chemicals	2.2
Food & Staples Retailing	2.2
Industrial Conglomerates	2.2
Semiconductors & Semiconductor Equipment	2.2
Specialty Retail	2.2
Diversified Telecommunication Services	2.1
Beverages	2.0
Health Care Equipment & Supplies	2.0
Diversified Financial Services	1.9
Food Products	1.6
Hotels, Restaurants & Leisure	1.6
Household Products	1.6
Electric Utilities	1.5
Internet & Catalog Retail	1.5
Communications Equipment	1.4
Machinery	1.4
Tobacco	1.3
Energy Equipment & Services	1.2
Multi-Utilities	1.0
Consumer Finance	0.8

Road & Rail	0.8%
Textiles, Apparel & Luxury Goods	0.8
Air Freight & Logistics	0.7
Multiline Retail	0.7
Automobiles	0.6
Electrical Equipment	0.5
Airlines	0.4
Auto Components	0.4
Commercial Services & Supplies	0.4
Electronic Equipment, Instruments & Components	0.4
Household Durables	0.4
Life Sciences Tools & Services	0.4
Metals & Mining	0.3
Containers & Packaging	0.2
Professional Services	0.2
Trading Companies & Distributors	0.2
Building Products	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Real Estate Management & Development	0.1
Diversified Consumer Services	0.0	‡
Gas Utilities	0.0	‡
Thrifts & Mortgage Finance	0.0	‡
Short-Term Investments	6.6
Other Assets, Less Liabilities	0.1

	100.0%

See Portfolio of Investments beginning on page M-419 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2015 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Exxon Mobil Corp.

4.	Johnson & Johnson

5.	General Electric Co.
6.	Wells Fargo & Co.

7.	JPMorgan Chase & Co.

8.	Berkshire Hathaway, Inc. Class B

9.	Procter & Gamble Co. (The)

10.	Pfizer, Inc.

M-417

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP S&P 500 Index Portfolio perform relative to its primary benchmark and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP S&P 500 Index Portfolio returned 1.10% for Initial Class shares and 0.97% for Service Class shares. Over the same period, both share classes underperformed the 1.23% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. For the six months ended June 30, 2015, both share classes outperformed the 0.96% return of the Average Lipper1 Variable Products S&P 500 Index Portfolio.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

On the basis of total return, the strongest performing S&P 500® industries during the reporting period were Internet & catalog retail, construction materials, and health care providers & services. The industries with the lowest total returns were airlines, road & rail, and distributors.

During the reporting period, which industries made the strongest positive contributions to the Portfolio’s performance and which industries made the weakest contributions?

The industries that made the strongest positive contributions to the Portfolio’s performance during the reporting period were health care providers & services, pharmaceuticals, and Internet & catalog retail. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Portfolio’s performance were oil gas & consumable fuels, electric utilities, and household products.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were Internet catalog & retail company Netflix, insurance company Cigna, and pharmaceutical company Hospira.

Over the same period, the S&P 500® stocks with the lowest total returns were semiconductor company Micron Technology; textiles, apparel & luxury goods company Michael Kors Holdings Ltd.; and oil & gas company Chesapeake Energy.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

During the reporting period, the S&P 500® stocks that made the strongest positive contributions to the Portfolio’s absolute performance were technology hardware, storage & peripherals company Apple; online retailer Amazon.com; and biotechnology company Gilead Sciences.

Over the same period, the S&P 500® stocks with the weakest contributions to the Portfolio’s absolute performance were oil, gas & consumable fuels company Exxon Mobil; household products company Procter & Gamble; and semiconductor company Intel.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 13 additions to and 13 deletions from the S&P 500® Index. In terms of index weight, significant additions to the Index included air carrier American Airlines Group and health care services company HCA Holdings. Over the same period, significant deletions included pharmaceutical company Allergan and health care products company Covidien PLC.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-418	MainStay VP S&P 500 Index Portfolio

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value
Common Stocks 93.3%†
Aerospace & Defense 2.4%
Boeing Co. (The)	45,048	$6,249,059
General Dynamics Corp.	21,866	3,098,193
Honeywell International, Inc.	54,705	5,578,269
L-3 Communications Holdings, Inc.	5,765	653,636
Lockheed Martin Corp.	18,792	3,493,433
Northrop Grumman Corp.	13,574	2,153,244
Precision Castparts Corp.	9,683	1,935,341
Raytheon Co.	21,474	2,054,632
Rockwell Collins, Inc.	9,357	864,119
Textron, Inc.	19,468	868,857
United Technologies Corp.	57,966	6,430,168

		33,378,951

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	10,251	639,560
Expeditors International of Washington, Inc.	13,399	617,761
FedEx Corp.	18,410	3,137,064
United Parcel Service, Inc. Class B	48,561	4,706,046

		9,100,431

Airlines 0.4%
American Airlines Group, Inc.	48,508	1,937,167
Delta Air Lines, Inc.	57,597	2,366,085
Southwest Airlines Co.	46,792	1,548,347

		5,851,599

Auto Components 0.4%
BorgWarner, Inc.	15,764	896,026
Delphi Automotive PLC	20,284	1,725,966
Goodyear Tire & Rubber Co. (The)	19,130	576,769
Johnson Controls, Inc.	45,849	2,270,901

		5,469,662

Automobiles 0.6%
Ford Motor Co.	278,342	4,177,913
General Motors Co.	94,321	3,143,719
Harley-Davidson, Inc.	14,637	824,795

		8,146,427

Banks 5.8%
Bank of America Corp.	734,968	12,509,155
BB&T Corp.	51,179	2,063,025
Citigroup, Inc.	212,441	11,735,241
Comerica, Inc.	12,668	650,122
Fifth Third Bancorp	56,932	1,185,324
Huntington Bancshares, Inc.	56,913	643,686
♦JPMorgan Chase & Co.	259,839	17,606,691
KeyCorp	59,767	897,700
M&T Bank Corp.	9,233	1,153,479

	Shares	Value
Banks (continued)
People’s United Financial, Inc.	21,579	$349,795
PNC Financial Services Group, Inc.	36,384	3,480,130
Regions Financial Corp.	94,549	979,528
SunTrust Banks, Inc.	36,160	1,555,603
U.S. Bancorp	124,142	5,387,763
♦Wells Fargo & Co.	328,083	18,451,388
Zions Bancorp.	14,093	447,241

		79,095,871

Beverages 2.0%
Brown-Forman Corp. Class B	11,005	1,102,481
Coca-Cola Co. (The)	274,586	10,772,009
Coca-Cola Enterprises, Inc.	15,162	658,637
Constellation Brands, Inc. Class A	11,868	1,376,925
Dr. Pepper Snapple Group, Inc.	13,483	982,911
Molson Coors Brewing Co. Class B	11,137	777,474
Monster Beverage Corp. (a)	10,294	1,379,602
PepsiCo., Inc.	103,348	9,646,502

		26,696,541

Biotechnology 3.0%
Alexion Pharmaceuticals, Inc. (a)	15,677	2,833,931
Amgen, Inc.	53,235	8,172,637
Biogen, Inc. (a)	16,470	6,652,892
Celgene Corp. (a)	55,533	6,427,112
Gilead Sciences, Inc.	102,897	12,047,181
Regeneron Pharmaceuticals, Inc. (a)	5,281	2,693,997
Vertex Pharmaceuticals, Inc. (a)	17,067	2,107,433

		40,935,183

Building Products 0.1%
Allegion PLC	6,693	402,517
Masco Corp.	24,725	634,708

		1,037,225

Capital Markets 2.2%
Affiliated Managers Group, Inc. (a)	3,848	841,173
Ameriprise Financial, Inc.	12,753	1,593,232
Bank of New York Mellon Corp. (The)	78,559	3,297,121
BlackRock, Inc.	8,865	3,067,113
Charles Schwab Corp. (The)	80,618	2,632,178
E*TRADE Financial Corp. (a)	19,891	595,735
Franklin Resources, Inc.	27,439	1,345,334
Goldman Sachs Group, Inc. (The)	28,131	5,873,471
Invesco, Ltd.	30,130	1,129,574
Legg Mason, Inc.	6,830	351,950
Morgan Stanley	107,732	4,178,924
Northern Trust Corp.	15,336	1,172,591
State Street Corp.	28,809	2,218,293
T. Rowe Price Group, Inc.	18,396	1,429,921

		29,726,610

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2015, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-419

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Chemicals 2.2%
Air Products & Chemicals, Inc.	13,475	$1,843,784
Airgas, Inc.	4,724	499,705
CF Industries Holdings, Inc.	16,520	1,061,906
Dow Chemical Co. (The)	76,041	3,891,018
E.I. du Pont de Nemours & Co.	63,314	3,986,130
Eastman Chemical Co.	10,460	855,837
Ecolab, Inc.	18,783	2,123,794
FMC Corp.	9,232	485,142
International Flavors & Fragrances, Inc.	5,645	616,942
LyondellBasell Industries, N.V. Class A	27,505	2,847,317
Monsanto Co.	33,335	3,553,178
Mosaic Co. (The)	21,729	1,018,004
PPG Industries, Inc.	19,014	2,181,286
Praxair, Inc.	20,179	2,412,399
Sherwin-Williams Co. (The)	5,548	1,525,811
Sigma-Aldrich Corp.	8,290	1,155,211

		30,057,464

Commercial Services & Supplies 0.4%
ADT Corp. (The)	12,159	408,177
Cintas Corp.	6,651	562,608
Pitney Bowes, Inc.	13,990	291,132
Republic Services, Inc.	17,592	689,079
Stericycle, Inc. (a)	5,936	794,890
Tyco International PLC	29,460	1,133,621
Waste Management, Inc.	29,762	1,379,469

		5,258,976

Communications Equipment 1.4%
Cisco Systems, Inc.	356,098	9,778,451
F5 Networks, Inc. (a)	5,041	606,684
Harris Corp.	8,610	662,195
Juniper Networks, Inc.	24,615	639,252
Motorola Solutions, Inc.	13,003	745,592
QUALCOMM, Inc.	114,097	7,145,895

		19,578,069

Construction & Engineering 0.1%
Fluor Corp.	10,334	547,806
Jacobs Engineering Group, Inc. (a)	8,797	357,334
Quanta Services, Inc. (a)	14,588	420,426

		1,325,566

Construction Materials 0.1%
Martin Marietta Materials, Inc.	4,347	615,144
Vulcan Materials Co.	9,204	772,492

		1,387,636

Consumer Finance 0.8%
American Express Co.	61,246	4,760,039
Capital One Financial Corp.	38,259	3,365,644
Discover Financial Services	30,983	1,785,240

	Shares	Value
Consumer Finance (continued)
Navient Corp.	27,250	$496,223

		10,407,146

Containers & Packaging 0.2%
Avery Dennison Corp.	6,204	378,072
Ball Corp.	9,569	671,265
MeadWestvaco Corp.	13,466	635,461
Owens-Illinois, Inc. (a)	11,428	262,158
Sealed Air Corp.	14,769	758,831

		2,705,787

Distributors 0.1%
Genuine Parts Co.	10,694	957,434

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	18,928	561,215

Diversified Financial Services 1.9%
♦Berkshire Hathaway, Inc. Class B (a)	127,750	17,388,053
CME Group, Inc.	22,158	2,062,023
Intercontinental Exchange, Inc.	7,827	1,750,195
Leucadia National Corp.	22,118	537,025
McGraw Hill Financial, Inc.	19,111	1,919,700
Moody’s Corp.	12,424	1,341,295
NASDAQ OMX Group, Inc. (The)	8,292	404,733

		25,403,024

Diversified Telecommunication Services 2.1%
AT&T, Inc.	363,597	12,914,965
CenturyLink, Inc.	39,718	1,166,915
Frontier Communications Corp.	80,751	399,717
Level 3 Communications, Inc. (a)	20,609	1,085,476
Verizon Communications, Inc.	285,688	13,315,918

		28,882,991

Electric Utilities 1.5%
American Electric Power Co., Inc.	34,213	1,812,263
Duke Energy Corp.	48,441	3,420,903
Edison International	22,770	1,265,557
Entergy Corp.	12,613	889,216
Eversource Energy	22,141	1,005,423
Exelon Corp.	60,302	1,894,689
FirstEnergy Corp.	29,409	957,263
NextEra Energy, Inc.	30,987	3,037,656
Pepco Holdings, Inc.	17,587	473,794
Pinnacle West Capital Corp.	7,618	433,388
PPL Corp.	46,779	1,378,577
Southern Co. (The)	63,579	2,663,960
Xcel Energy, Inc.	35,202	1,132,800

		20,365,489

Electrical Equipment 0.5%
AMETEK, Inc.	16,911	926,385

M-420	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
Eaton Corp. PLC	32,719	$2,208,205
Emerson Electric Co.	46,813	2,594,845
Rockwell Automation, Inc.	9,488	1,182,584

		6,912,019

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. Class A	21,630	1,253,891
Corning, Inc.	88,120	1,738,608
FLIR Systems, Inc.	9,882	304,563
TE Connectivity, Ltd.	28,423	1,827,599

		5,124,661

Energy Equipment & Services 1.2%
Baker Hughes, Inc.	30,356	1,872,965
Cameron International Corp. (a)	13,402	701,863
Diamond Offshore Drilling, Inc.	4,813	124,224
Ensco PLC Class A	16,179	360,306
FMC Technologies, Inc. (a)	16,387	679,897
Halliburton Co.	59,575	2,565,895
Helmerich & Payne, Inc.	7,529	530,192
National Oilwell Varco, Inc.	27,097	1,308,243
Noble Corp. PLC	17,551	270,110
Schlumberger, Ltd.	88,902	7,662,463
Transocean, Ltd.	23,479	378,482

		16,454,640

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	30,781	4,157,282
CVS Health Corp.	79,002	8,285,730
Kroger Co. (The)	34,321	2,488,616
Sysco Corp.	41,573	1,500,785
Wal-Mart Stores, Inc.	110,378	7,829,111
Walgreens Boots Alliance, Inc.	61,097	5,159,031
Whole Foods Market, Inc.	25,165	992,507

		30,413,062

Food Products 1.6%
Archer-Daniels-Midland Co.	43,456	2,095,448
Campbell Soup Co.	12,439	592,718
ConAgra Foods, Inc.	29,690	1,298,047
General Mills, Inc.	41,755	2,326,589
Hershey Co. (The)	10,375	921,611
Hormel Foods Corp.	9,323	525,537
J.M. Smucker Co. (The)	6,816	738,923
Kellogg Co.	17,616	1,104,523
Keurig Green Mountain, Inc.	8,085	619,554
Kraft Foods Group, Inc.	41,488	3,532,288
McCormick & Co., Inc.	8,963	725,555
Mead Johnson Nutrition Co.	14,119	1,273,816
Mondelez International, Inc. Class A	113,941	4,687,533
Tyson Foods, Inc. Class A	20,468	872,551

		21,314,693

	Shares	Value
Gas Utilities 0.0%‡
AGL Resources, Inc.	8,228	$383,096

Health Care Equipment & Supplies 2.0%
Abbott Laboratories	104,284	5,118,259
Baxter International, Inc.	38,107	2,664,822
Becton Dickinson & Co.	14,589	2,066,532
Boston Scientific Corp. (a)	93,870	1,661,499
C.R. Bard, Inc.	5,199	887,469
DENTSPLY International, Inc.	9,883	509,469
Edwards Lifesciences Corp. (a)	7,476	1,064,807
Intuitive Surgical, Inc. (a)	2,557	1,238,866
Medtronic PLC	99,779	7,393,624
St. Jude Medical, Inc.	19,727	1,441,452
Stryker Corp.	20,833	1,991,010
Varian Medical Systems, Inc. (a)	6,948	585,925
Zimmer Biomet Holdings, Inc.	11,836	1,292,846

		27,916,580

Health Care Providers & Services 2.8%
Aetna, Inc.	24,450	3,116,397
AmerisourceBergen Corp.	14,520	1,544,057
Anthem, Inc.	18,522	3,040,201
Cardinal Health, Inc.	23,208	1,941,349
Cigna Corp.	18,059	2,925,558
DaVita HealthCare Partners, Inc. (a)	11,968	951,097
Express Scripts Holding Co. (a)	51,063	4,541,543
HCA Holdings, Inc. (a)	20,307	1,842,251
Henry Schein, Inc. (a)	5,881	835,808
Humana, Inc.	10,454	1,999,641
Laboratory Corporation of America Holdings (a)	6,963	844,055
McKesson Corp.	16,213	3,644,845
Patterson Cos., Inc.	5,776	281,002
Quest Diagnostics, Inc.	10,070	730,276
Tenet Healthcare Corp. (a)	6,870	397,636
UnitedHealth Group, Inc.	66,640	8,130,080
Universal Health Services, Inc. Class B	6,355	903,045

		37,668,841

Health Care Technology 0.1%
Cerner Corp. (a)	21,441	1,480,715

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	31,372	1,549,463
Chipotle Mexican Grill, Inc. (a)	2,164	1,309,198
Darden Restaurants, Inc.	8,811	626,286
Marriott International, Inc. Class A	14,433	1,073,671
McDonald’s Corp.	67,159	6,384,806
Royal Caribbean Cruises, Ltd.	11,588	911,860
Starbucks Corp.	105,060	5,632,792
Starwood Hotels & Resorts Worldwide, Inc.	12,097	980,946

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-421

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Wyndham Worldwide Corp.	8,424	$690,010
Wynn Resorts, Ltd.	5,596	552,157
Yum! Brands, Inc.	30,264	2,726,181

		22,437,370

Household Durables 0.4%
D.R. Horton, Inc.	23,102	632,071
Garmin, Ltd.	8,519	374,240
Harman International Industries, Inc.	4,984	592,797
Leggett & Platt, Inc.	9,561	465,429
Lennar Corp. Class A	12,475	636,724
Mohawk Industries, Inc. (a)	4,313	823,352
Newell Rubbermaid, Inc.	19,072	784,050
PulteGroup, Inc.	23,155	466,573
Whirlpool Corp.	5,506	952,813

		5,728,049

Household Products 1.6%
Clorox Co. (The)	9,177	954,592
Colgate-Palmolive Co.	59,580	3,897,128
Kimberly-Clark Corp.	25,537	2,706,156
♦Procter & Gamble Co. (The)	190,039	14,868,651

		22,426,527

Independent Power & Renewable Electricity Producers 0.1%
AES Corp. (The)	47,782	633,589
NRG Energy, Inc.	23,533	538,435

		1,172,024

Industrial Conglomerates 2.2%
3M Co.	44,354	6,843,822
Danaher Corp.	43,117	3,690,384
♦General Electric Co.	705,484	18,744,710
Roper Technologies, Inc.	6,999	1,207,048

		30,485,964

Insurance 2.6%
ACE, Ltd.	22,874	2,325,828
Aflac, Inc.	30,379	1,889,574
Allstate Corp. (The)	28,650	1,858,525
American International Group, Inc.	93,401	5,774,050
Aon PLC	19,742	1,967,883
Assurant, Inc.	4,812	322,404
Chubb Corp. (The)	16,163	1,537,748
Cincinnati Financial Corp.	10,349	519,313
Genworth Financial, Inc. Class A (a)	34,234	259,151
Hartford Financial Services Group, Inc. (The)	29,373	1,221,036
Lincoln National Corp.	17,916	1,060,985
Loews Corp.	20,860	803,319
Marsh & McLennan Cos., Inc.	37,648	2,134,642
MetLife, Inc.	78,082	4,371,811
Principal Financial Group, Inc.	18,963	972,612

	Shares	Value
Insurance (continued)
Progressive Corp. (The)	37,491	$1,043,375
Prudential Financial, Inc.	31,724	2,776,484
Torchmark Corp.	8,887	517,401
Travelers Cos., Inc. (The)	22,432	2,168,277
Unum Group	17,748	634,491
XL Group PLC	21,479	799,019

		34,957,928

Internet & Catalog Retail 1.5%
Amazon.com, Inc. (a)	26,737	11,606,264
Expedia, Inc.	6,910	755,609
Netflix, Inc. (a)	4,227	2,776,885
Priceline Group, Inc. (The) (a)	3,629	4,178,322
TripAdvisor, Inc. (a)	7,838	683,003

		20,000,083

Internet Software & Services 3.1%
Akamai Technologies, Inc. (a)	12,397	865,558
eBay, Inc. (a)	77,403	4,662,757
Facebook, Inc. Class A (a)	147,468	12,647,593
Google, Inc. Class A (a)	20,039	10,821,862
Google, Inc. Class C (a)	20,096	10,460,169
VeriSign, Inc. (a)	7,359	454,197
Yahoo!, Inc. (a)	60,833	2,390,129

		42,302,265

IT Services 3.2%
Accenture PLC Class A	43,854	4,244,190
Alliance Data Systems Corp. (a)	4,344	1,268,187
Automatic Data Processing, Inc.	32,889	2,638,684
Cognizant Technology Solutions Corp. Class A (a)	42,556	2,599,746
Computer Sciences Corp.	9,819	644,519
Fidelity National Information Services, Inc.	19,914	1,230,685
Fiserv, Inc. (a)	16,673	1,381,025
International Business Machines Corp.	64,122	10,430,085
MasterCard, Inc. Class A	67,860	6,343,553
Paychex, Inc.	22,762	1,067,083
Teradata Corp. (a)	10,229	378,473
Total System Services, Inc.	11,566	483,112
Visa, Inc. Class A	135,346	9,088,484
Western Union Co. (The)	36,150	734,929
Xerox Corp.	72,942	776,103

		43,308,858

Leisure Products 0.1%
Hasbro, Inc.	7,999	598,245
Mattel, Inc.	23,437	602,097

		1,200,342

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	23,465	905,280
PerkinElmer, Inc.	7,785	409,802

M-422	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	27,871	$3,616,541
Waters Corp. (a)	5,849	750,895

		5,682,518

Machinery 1.4%
Caterpillar, Inc.	42,310	3,588,734
Cummins, Inc.	11,769	1,543,975
Deere & Co.	23,377	2,268,738
Dover Corp.	11,393	799,561
Flowserve Corp.	9,413	495,689
Illinois Tool Works, Inc.	23,695	2,174,964
Ingersoll-Rand PLC	18,400	1,240,528
Joy Global, Inc.	6,966	252,169
PACCAR, Inc.	24,748	1,579,170
Pall Corp.	7,440	925,908
Parker Hannifin Corp.	9,714	1,130,030
Pentair PLC	12,583	865,081
Snap-on, Inc.	4,024	640,822
Stanley Black & Decker, Inc.	10,768	1,133,224
Xylem, Inc.	12,778	473,680

		19,112,273

Media 3.4%
Cablevision Systems Corp. Class A	15,437	369,562
CBS Corp. Class B	31,702	1,759,461
Comcast Corp. Class A	175,990	10,584,039
DIRECTV (a)	35,205	3,266,672
Discovery Communications, Inc. Class A (a)	10,306	342,777
Discovery Communications, Inc. Class C (a)	18,289	568,422
Interpublic Group of Cos., Inc. (The)	28,813	555,226
News Corp. Class A (a)	34,477	503,019
Omnicom Group, Inc.	17,240	1,198,008
Scripps Networks Interactive, Inc. Class A	6,839	447,065
TEGNA, Inc.	15,784	506,193
Time Warner Cable, Inc.	19,793	3,526,519
Time Warner, Inc.	57,736	5,046,704
Twenty-First Century Fox, Inc. Class A	123,943	4,033,725
Viacom, Inc. Class B	25,026	1,617,681
Walt Disney Co. (The)	109,258	12,470,708

		46,795,781

Metals & Mining 0.3%
Alcoa, Inc.	85,406	952,277
Allegheny Technologies, Inc.	5,033	151,997
Freeport-McMoRan, Inc.	72,315	1,346,505
Newmont Mining Corp.	37,028	864,974
Nucor Corp.	22,345	984,744

		4,300,497

Multi-Utilities 1.0%
Ameren Corp.	16,802	633,099

	Shares	Value
Multi-Utilities (continued)
CenterPoint Energy, Inc.	29,684	$564,886
CMS Energy Corp.	19,153	609,831
Consolidated Edison, Inc.	20,286	1,174,154
Dominion Resources, Inc.	41,571	2,779,853
DTE Energy Co.	12,562	937,628
NiSource, Inc.	22,064	1,005,898
PG&E Corp.	33,621	1,650,791
Public Service Enterprise Group, Inc.	35,366	1,389,176
SCANA Corp.	9,963	504,626
Sempra Energy	16,302	1,612,920
TECO Energy, Inc.	16,239	286,781
WEC Energy Group, Inc.	22,005	989,562

		14,139,205

Multiline Retail 0.7%
Dollar General Corp.	20,812	1,617,925
Dollar Tree, Inc. (a)	14,413	1,138,483
Family Dollar Stores, Inc.	6,697	527,791
Kohl’s Corp.	13,855	867,462
Macy’s, Inc.	23,554	1,589,188
Nordstrom, Inc.	9,911	738,369
Target Corp.	44,705	3,649,269

		10,128,487

Oil, Gas & Consumable Fuels 6.1%
Anadarko Petroleum Corp.	35,564	2,776,126
Apache Corp.	26,312	1,516,361
Cabot Oil & Gas Corp.	29,172	920,085
Chesapeake Energy Corp.	36,172	404,041
Chevron Corp.	131,665	12,701,722
Cimarex Energy Co.	6,536	720,986
ConocoPhillips	86,327	5,301,341
CONSOL Energy, Inc.	15,854	344,666
Devon Energy Corp.	27,002	1,606,349
EOG Resources, Inc.	38,299	3,353,077
EQT Corp.	10,565	859,357
♦Exxon Mobil Corp.	292,748	24,356,634
Hess Corp.	16,977	1,135,422
Kinder Morgan, Inc.	121,499	4,664,347
Marathon Oil Corp.	47,176	1,252,051
Marathon Petroleum Corp.	37,958	1,985,583
Murphy Oil Corp.	11,771	489,320
Newfield Exploration Co. (a)	11,113	401,402
Noble Energy, Inc.	27,025	1,153,427
Occidental Petroleum Corp.	53,843	4,187,370
ONEOK, Inc.	14,490	572,065
Phillips 66	37,977	3,059,427
Pioneer Natural Resources Co.	10,407	1,443,347
QEP Resources, Inc.	7,964	147,414
Range Resources Corp.	11,742	579,820
Southwestern Energy Co. (a)	26,741	607,823
Spectra Energy Corp.	46,692	1,522,159

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-423

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Tesoro Corp.	8,728	$736,730
Valero Energy Corp.	35,612	2,229,311
Williams Cos., Inc. (The)	47,199	2,708,751

		83,736,514

Paper & Forest Products 0.1%
International Paper Co.	29,744	1,415,517

Personal Products 0.1%
Estee Lauder Cos., Inc. (The) Class A	15,671	1,358,049

Pharmaceuticals 6.1%
AbbVie, Inc.	120,398	8,089,542
Allergan PLC (a)	27,478	8,338,474
Bristol-Myers Squibb Co.	116,716	7,766,283
Eli Lilly & Co.	68,415	5,711,968
Endo International PLC (a)	14,197	1,130,791
Hospira, Inc. (a)	12,103	1,073,657
♦Johnson & Johnson	194,289	18,935,406
Mallinckrodt PLC (a)	8,139	958,123
Merck & Co., Inc.	197,813	11,261,494
Mylan N.V. (a)	28,821	1,955,793
Perrigo Co. PLC	10,246	1,893,768
♦Pfizer, Inc.	431,330	14,462,495
Zoetis, Inc.	35,036	1,689,436

		83,267,230

Professional Services 0.2%
Dun & Bradstreet Corp.	2,534	309,148
Equifax, Inc.	8,429	818,372
Nielsen N.V.	25,936	1,161,155
Robert Half International, Inc.	9,599	532,744

		2,821,419

Real Estate Investment Trusts 2.3%
American Tower Corp.	29,527	2,754,574
Apartment Investment & Management Co. Class A	10,953	404,494
AvalonBay Communities, Inc.	9,226	1,474,961
Boston Properties, Inc.	10,699	1,295,007
Crown Castle International Corp.	23,630	1,897,489
Equinix, Inc.	3,946	1,002,284
Equity Residential	25,421	1,783,791
Essex Property Trust, Inc.	4,527	961,987
General Growth Properties, Inc.	43,713	1,121,676
HCP, Inc.	32,325	1,178,893
Health Care REIT, Inc.	24,419	1,602,619
Host Hotels & Resorts, Inc.	52,927	1,049,542
Iron Mountain, Inc.	12,987	402,597
Kimco Realty Corp.	28,375	639,572
Macerich Co. (The)	9,818	732,423
Plum Creek Timber Co., Inc.	12,252	497,064

	Shares	Value
Real Estate Investment Trusts (continued)
ProLogis, Inc.	36,708	$1,361,867
Public Storage	10,169	1,874,858
Realty Income Corp.	16,289	723,069
Simon Property Group, Inc.	21,794	3,770,798
SL Green Realty Corp.	6,976	766,593
Ventas, Inc.	23,261	1,444,275
Vornado Realty Trust	12,202	1,158,336
Weyerhaeuser Co.	36,634	1,153,971

		31,052,740

Real Estate Management & Development 0.1%
CBRE Group, Inc. Class A (a)	19,281	713,397

Road & Rail 0.8%
CSX Corp.	69,217	2,259,935
J.B. Hunt Transport Services, Inc.	6,449	529,398
Kansas City Southern	7,633	696,130
Norfolk Southern Corp.	21,345	1,864,699
Ryder System, Inc.	3,643	318,289
Union Pacific Corp.	61,306	5,846,753

		11,515,204

Semiconductors & Semiconductor Equipment 2.2%
Altera Corp.	21,025	1,076,480
Analog Devices, Inc.	21,871	1,403,790
Applied Materials, Inc.	85,856	1,650,152
Avago Technologies, Ltd.	17,929	2,383,302
Broadcom Corp. Class A	38,089	1,961,203
First Solar, Inc. (a)	5,234	245,893
Intel Corp.	332,160	10,102,646
KLA-Tencor Corp.	11,202	629,664
Lam Research Corp.	11,085	901,765
Linear Technology Corp.	16,615	734,882
Microchip Technology, Inc.	14,045	666,084
Micron Technology, Inc. (a)	75,021	1,413,396
NVIDIA Corp.	35,862	721,185
Qorvo, Inc. (a)	10,374	832,721
Skyworks Solutions, Inc.	13,304	1,384,946
Texas Instruments, Inc.	72,843	3,752,143
Xilinx, Inc.	18,268	806,715

		30,666,967

Software 3.5%
Adobe Systems, Inc. (a)	33,342	2,701,035
Autodesk, Inc. (a)	15,864	794,390
CA, Inc.	22,502	659,084
Citrix Systems, Inc. (a)	11,250	789,300
Electronic Arts, Inc. (a)	21,771	1,447,772
Intuit, Inc.	19,301	1,944,962
♦Microsoft Corp.	566,656	25,017,862
Oracle Corp.	223,211	8,995,403
Red Hat, Inc. (a)	12,865	976,839

M-424	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software (continued)
Salesforce.com, Inc. (a)	42,687	$2,972,296
Symantec Corp.	47,662	1,108,142

		47,407,085

Specialty Retail 2.2%
AutoNation, Inc. (a)	5,243	330,204
AutoZone, Inc. (a)	2,240	1,493,856
Bed Bath & Beyond, Inc. (a)	12,099	834,589
Best Buy Co., Inc.	20,165	657,581
Carmax, Inc. (a)	14,740	975,935
GameStop Corp. Class A	7,584	325,809
Gap, Inc. (The)	18,650	711,871
Home Depot, Inc. (The)	90,990	10,111,719
L Brands, Inc.	17,106	1,466,497
Lowe’s Cos., Inc.	65,332	4,375,284
O’Reilly Automotive, Inc. (a)	7,090	1,602,198
Ross Stores, Inc.	28,926	1,406,093
Staples, Inc.	44,714	684,571
Tiffany & Co.	7,836	719,345
TJX Cos., Inc. (The)	47,704	3,156,574
Tractor Supply Co.	9,663	869,090
Urban Outfitters, Inc. (a)	7,090	248,150

		29,969,366

Technology Hardware, Storage & Peripherals 4.5%
♦Apple, Inc. (b)	403,369	50,592,557
EMC Corp.	136,037	3,590,016
Hewlett-Packard Co.	126,479	3,795,635
NetApp, Inc.	22,005	694,478
SanDisk Corp.	14,735	857,872
Seagate Technology PLC	22,232	1,056,020
Western Digital Corp.	15,175	1,190,023

		61,776,601

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc.	19,087	660,601
Fossil Group, Inc. (a)	3,007	208,566
Hanesbrands, Inc.	28,006	933,160
Michael Kors Holdings, Ltd. (a)	14,028	590,439
NIKE, Inc. Class B	48,769	5,268,027
PVH Corp.	5,758	663,322
Ralph Lauren Corp.	4,226	559,353
Under Armour, Inc. Class A (a)	11,771	982,172
VF Corp.	23,804	1,660,091

		11,525,731

Thrifts & Mortgage Finance 0.0%‡
Hudson City Bancorp, Inc.	33,517	331,148

Tobacco 1.3%
Altria Group, Inc.	137,608	6,730,407
Philip Morris International, Inc.	108,514	8,699,567

	Shares	Value
Tobacco (continued)
Reynolds American, Inc.	29,104	$2,172,905

		17,602,879

Trading Companies & Distributors 0.2%
Fastenal Co.	18,908	797,539
United Rentals, Inc. (a)	6,772	593,363
W.W. Grainger, Inc.	4,194	992,510

		2,383,412

Total Common Stocks (Cost $495,387,388)		1,275,719,034	(c)

	Principal Amount
Short-Term Investments 6.6%
U.S. Government 6.6%
United States Treasury Bills 6.6%
0.00-0.035%, due 7/9/15 (b)(d)	$79,500,000	79,499,641
0.00% due 7/30/15 (b)(d)	3,700,000	3,700,000
0.017-0.024%, due 10/8/15 (d)	6,900,000	6,899,793

Total Short-Term Investments (Cost $90,099,314)		90,099,434

Total Investments (Cost $585,486,702) (e)	99.9%	1,365,818,468
Other Assets, Less Liabilities	0.1	1,108,820
Net Assets	100.0%	$1,366,927,288

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(c)	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 99.9% of net assets.

(d)	Interest rate shown represents yield to maturity.

(e)	As of June 30, 2015, cost is $608,485,007 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$790,085,216
Gross unrealized depreciation	(32,751,755)

Net unrealized appreciation	$757,333,461

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-425

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

As of June 30, 2015, the Portfolio held the following Futures Contracts:

Type	Number of Contracts Long	Expiration Date	Notional Amount[1]	Unrealized Appreciation (Depreciation)[2]
Standard & Poor’s 500 Index Mini	876	September 2015	$89,982,720	$(1,520,145)

1.	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 99.9% of net assets.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2015.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,275,719,034	$—	$—	$1,275,719,034
Short-Term Investments
U.S. Government	—	90,099,434	—	90,099,434

Total Investments in Securities	$1,275,719,034	$90,099,434	$—	$1,365,818,468

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (b)	$(1,520,145)	$—	$—	$(1,520,145)

Total Other Financial Instruments	$(1,520,145)	$—	$—	$(1,520,145)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-426	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $585,486,702)	$1,365,818,468
Cash	4,464
Receivables:
Dividends and interest	1,471,157
Fund shares sold	1,037,889
Investment securities sold	269,073
Variation margin on futures contracts	170,732
Other assets	6,168

Total assets	1,368,777,951

Liabilities
Payables:
Fund shares redeemed	702,080
Investment securities purchased	618,190
Manager (See Note 3)	277,997
Shareholder communication	96,920
NYLIFE Distributors (See Note 3)	95,150
Professional fees	28,948
Custodian	17,691
Trustees	1,040
Accrued expenses	12,647

Total liabilities	1,850,663

Net assets	$1,366,927,288

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$32,267
Additional paid-in capital	536,657,115

536,689,382
Undistributed net investment income	31,765,982
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	19,660,303
Net unrealized appreciation (depreciation) on investments and futures contracts	778,811,621

Net assets	$1,366,927,288

Initial Class
Net assets applicable to outstanding shares	$909,654,381

Shares of beneficial interest outstanding	21,431,032

Net asset value per share outstanding	$42.45

Service Class
Net assets applicable to outstanding shares	$457,272,907

Shares of beneficial interest outstanding	10,835,855

Net asset value per share outstanding	$42.20

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-427

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$13,383,822
Interest	6,163

Total income	13,389,985

Expenses
Manager (See Note 3)	1,649,608
Distribution and service—Service Class (See Note 3)	554,123
Shareholder communication	96,233
Professional fees	45,429
Custodian	25,816
Trustees	11,885
Miscellaneous	26,732

Total expenses	2,409,826

Net investment income (loss)	10,980,159

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	20,436,784
Futures transactions	4,283,650
Foreign currency transactions	(3,269)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	24,717,165

Net change in unrealized appreciation (depreciation) on:
Investments	(17,679,722)
Futures contracts	(1,856,573)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(19,536,295)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	5,180,870

Net increase (decrease) in net assets resulting from operations	$16,161,029

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,010.

M-428	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,980,159	$21,118,745
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	24,717,165	54,880,685
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(19,536,295)	100,805,716

Net increase (decrease) in net assets resulting from operations	16,161,029	176,805,146

Dividends to shareholders:
From net investment income:
Initial Class	—	(13,922,963)
Service Class	—	(4,912,607)

Total dividends to shareholders	—	(18,835,570)

Capital share transactions:
Net proceeds from sale of shares	213,267,619	474,254,895
Net asset value of shares issued to shareholders in reinvestment of dividends	—	18,835,570
Cost of shares redeemed	(175,698,908)	(534,831,739)

Increase (decrease) in net assets derived from capital share transactions	37,568,711	(41,741,274)

Net increase (decrease) in net assets	53,729,740	116,228,302

Net Assets
Beginning of period	1,313,197,548	1,196,969,246

End of period	$1,366,927,288	$1,313,197,548

Undistributed net investment income at end of period	$31,765,982	$20,785,823

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-429

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$41.99		$37.58	$28.93	$25.42	$25.45	$22.58

Net investment income (loss)	0.36		0.66 (a)	0.59 (a)	0.54	0.45 (a)	0.40 (a)
Net realized and unrealized gain (loss) on investments	0.10		4.34	8.61	3.45	(0.03)	2.90
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	—	—	—	—	—

Total from investment operations	0.46		5.00	9.20	3.99	0.42	3.30

Less dividends:
From net investment income	—		(0.59)	(0.55)	(0.48)	(0.45)	(0.43)

Net asset value at end of period	$42.45		$41.99	$37.58	$28.93	$25.42	$25.45

Total investment return	1.10	%(b)	13.35%	32.01%	15.66%	1.85%	14.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70	%††	1.68%	1.76%	1.93%	1.75%	1.71%
Net expenses	0.27	%††	0.28%	0.28%	0.29%	0.29%	0.30%
Expenses (before waiver/reimbursement)	0.27	%††	0.28%	0.30%	0.34%	0.34%	0.35%
Portfolio turnover rate	1%		3%	8%	10%	4%	4%
Net assets at end of period (in 000’s)	$909,654		$890,188	$853,187	$773,233	$644,141	$719,103

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$41.79		$37.44	$28.84	$25.34	$25.36	$22.52

Net investment income (loss)	0.30		0.56 (a)	0.51 (a)	0.47	0.39 (a)	0.34 (a)
Net realized and unrealized gain (loss) on investments	0.11		4.30	8.57	3.44	(0.03)	2.88
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	—	—	—	—	—

Total from investment operations	0.41		4.86	9.08	3.91	0.36	3.22

Less dividends:
From net investment income	—		(0.51)	(0.48)	(0.41)	(0.38)	(0.38)

Net asset value at end of period	$42.20		$41.79	$37.44	$28.84	$25.34	$25.36

Total investment return	0.98	%(b)(c)	13.06%	31.68%	15.37%	1.59%	14.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.46	%††	1.43%	1.52%	1.67%	1.50%	1.46%
Net expenses	0.52	%††	0.53%	0.53%	0.54%	0.54%	0.55%
Expenses (before waiver/reimbursement)	0.52	%††	0.53%	0.55%	0.59%	0.59%	0.60%
Portfolio turnover rate	1%		3%	8%	10%	4%	4%
Net assets at end of period (in 000’s)	$457,273		$423,009	$343,782	$248,084	$226,802	$243,111

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-430	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP T. Rowe Price Equity Income Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	–1.70%	–0.41%	12.56%	0.77%
Service Class Shares	–1.82	–0.66	12.27	1.02

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
S&P 500® Index[3]	1.23%	7.42%	15.58%
Average Lipper Variable Products Equity Income Portfolio[4]	–0.75	1.42	12.28

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Equity Income Portfolio is representative of portfolios that, by portfolio practice, seek relatively high current income and growth of income through investing 65% or more of their portfolio in equities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-431

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$983.00	$3.79	$1,021.00	$3.86

Service Class Shares	$1,000.00	$981.80	$5.01	$1,019.70	$5.11

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-432	MainStay VP T. Rowe Price Equity Income Portfolio

Industry Composition as of June 30, 2015 (Unaudited)

Banks	12.8%
Oil, Gas & Consumable Fuels	10.7
Pharmaceuticals	6.6
Insurance	4.6
Electric Utilities	4.5
Machinery	4.5
Media	4.3
Diversified Telecommunication Services	3.7
Communications Equipment	3.2
Industrial Conglomerates	3.1
Food Products	2.7
Semiconductors & Semiconductor Equipment	2.6
Aerospace & Defense	2.3
Hotels, Restaurants & Leisure	2.2
Multiline Retail	1.9
IT Services	1.7
Real Estate Investment Trusts	1.7
Electrical Equipment	1.6
Multi-Utilities	1.5
Capital Markets	1.4
Metals & Mining	1.3
Software	1.3
Paper & Forest Products	1.2

Air Freight & Logistics	1.1%
Automobiles	1.1
Building Products	1.1
Chemicals	1.1
Construction Materials	1.0
Consumer Finance	1.0
Leisure Products	1.0
Beverages	0.9
Electronic Equipment, Instruments & Components	0.9
Household Products	0.8
Specialty Retail	0.8
Auto Components	0.7
Distributors	0.7
Energy Equipment & Services	0.7
Containers & Packaging	0.6
Independent Power & Renewable Electricity Producers	0.4
Personal Products	0.3
Textiles, Apparel & Luxury Goods	0.3
Wireless Telecommunication Services	0.2
Commercial Services & Supplies	0.1
Short-Term Investment	3.5
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page M-437 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	JPMorgan Chase & Co.

2.	General Electric Co.

3.	Wells Fargo & Co.

4.	U.S. Bancorp

5.	Bank of America Corp.
6.	PNC Financial Services Group, Inc.

7.	Chevron Corp.

8.	Johnson & Johnson

9.	Exxon Mobil Corp.

10.	AT&T, Inc.

M-433

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Brian C. Rogers of T. Rowe Price Associates, Inc. (“T. Rowe”), the Portfolio’s Subadvisor.

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP T. Rowe Price Equity Income Portfolio returned –1.70% for Initial Class shares and –1.82% for Service Class shares. Over the same period, both share classes underperformed the 1.23% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes underperformed the –0.75% return of the Average Lipper1 Variable Products Equity Income Portfolio for the six months ended June 30, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underperformance of the S&P 500® Index during the reporting period resulted primarily from equity sector weightings and from stock selection, both of which detracted from relative returns.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sector that made the strongest positive contribution to the Portfolio’s performance relative to the S&P 500® Index was industrials, which benefited from stock selection. (Contributions take weightings and total returns into account.) An overweight position in the sector, however, partially reduced the positive effect of stock selection. The financials sector contributed positively to the Portfolio’s relative performance, driven by stock selection. An underweight position in the consumer staples sector also helped relative performance, as the sector posted negative absolute results for the reporting period.

The energy sector was the most substantial detractor from relative performance, driven by stock selection and an overweight position. Declining oil and gas prices weighed on energy stocks during the reporting period, and the sector posted negative returns in the S&P 500® Index and in the Portfolio. The health care sector also weighed on relative performance as a result of an underweight position and unfavorable stock selection. The consumer discretionary sector detracted from relative performance mostly because of stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The most substantial positive contribution to the Portfolio’s absolute performance came from diversified bank JPMorgan Chase & Co. Despite facing persistently low interest rates, the company benefited from increased trading revenue amid higher volatility, particularly in the foreign-exchange market. We continued to view the company favorably, as much of the regulatory overhang seemed to be fading and management had demonstrated excellent cost discipline and improved efficiencies across its businesses.

Construction aggregate producer Vulcan Materials also contributed positively as its shares rose in the midst of robust volume growth and improving margins driven by lower diesel fuel prices. We believed that the company, which is the leading construction aggregates producer in the United States, would continue to benefit from increased demand on the back of better residential, nonresidential and infrastructure spending.

In addition, shares of industrial conglomerate GE contributed positively as the share price moved sharply higher after the company announced plans to divest most of its GE Capital assets over the next two years and management authorized a $50 billion stock repurchase program. We maintained the Portfolio’s position in GE and believed that the conglomerate could benefit from an increased focus on its core industrial operations.

The stocks that detracted the most from the Portfolio’s absolute performance included shares of coal and natural gas producer CONSOL Energy, which were driven down by a combination of commodity weakness and concerns over slowing growth in China, one of the largest consumers of coal. We believed that the company could benefit from an improvement in underlying commodity fundamentals and from management efforts to boost return on invested capital.

Integrated oil & gas company Chevron has been particularly hampered by commodity weakness, as its operating leverage is more closely tied to oil prices than its integrated peers. Even so, we believed that the company could be positioned to generate solid

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-434	MainStay VP T. Rowe Price Equity Income Portfolio

production growth through its quality portfolio of assets. The company’s management has returned value to shareholders through share buybacks and dividends.

Shares of semiconductor company Applied Materials traded lower after management announced the cancelation of its proposed merger with competitor Tokyo Electron. Despite the short-term weakness, we believed that there was value in the company in light of the possible upside from improving operational efficiencies, shareholder-friendly capital-allocation decisions and higher demand from the semiconductor industry.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased a new position in exploration and production company Occidental Petroleum during the reporting period. The company had quality assets including significant acreage in the Permian and Delaware basins and stable low-cost production. Lower oil and gas prices have caused headwinds for the company, which made the valuation compelling. We also liked the company for its solid balance sheet and strong dividend.

The Portfolio established a position in casino company Las Vegas Sands, which became a more compelling prospect after macroeconomic weakness in China and an anticorruption campaign in Macau caused headwinds for casino operators generally. We believed that this leading gaming operator could be competitively positioned to grow margins over time in this changing landscape. The company had a strong balance sheet and paid a solid dividend.

The Portfolio also established a new position in media company Viacom because we believed that the migration to online alternatives was weighing on the company’s shares, making the valuation compelling. Viacom owned one of the largest portfolios of television networks in the United States and has been investing in original content in both core and emerging channels. The company had a disciplined management team that returned free cash flows to shareholders through buybacks and dividends.

We initiated a position in Canadian Natural Resources when the decline in oil and gas prices weighed on the stock, making the valuation more compelling. The company had a strong development pipeline, including its Horizon oil sands project. The company also had an appealing cost structure, and management appeared committed to improving the company’s capital return policy.

During the reporting period, we sold the Portfolio’s entire position in medical laboratory services company Quest Diagnostics. The company had benefited from signs of pricing stability and improved organic growth. The company was also the subject of increased buyout speculation during the reporting period, driving shares higher. We eliminated the Portfolio’s position on strength.

We sold the Portfolio’s entire position in Apple on strength after the stock rallied on the heels of its successful iPhone 6 upgrade cycle and the announcement of additional share repurchases. We felt that the company was well positioned to deliver earnings growth for several years. In our opinion, however, the risk/reward profile was less compelling at then-current valuations.

Murphy Oil has faced headwinds from depressed crude oil prices resulting in production cuts. The company also experienced several exploration disappointments. We believed that the company faced considerable challenges in the current environment, and we reduced our position in the stock. During the reporting period, we continued to assess management’s ability to drive earnings amid a sustained decline in oil prices.

During the reporting period, media and education company Pearson experienced positive earnings momentum and announced the completion of its massive two-year restructuring process, which drove shares higher. However, we believed that the valuation was less attractive, so we eliminated the Portfolio’s position in favor of other investment ideas.

How did the Portfolio’s sector weightings change during the reporting period?

At the beginning of the reporting period, the most substantially overweight sectors in the Portfolio relative to the S&P 500® Index were industrials, energy and financials. As of June 30, 2015, financials had become the most substantially overweight sector, followed by industrials and energy. The largest increase in relative overweighting in the Portfolio during the reporting period was in financials.

The most substantially underweight postions in the Portfolio relative to the S&P 500® Index at the beginning of the reporting period was information technology, followed by health care and consumer staples. At the end of the reporting period, information technology, health care and consumer staples remained the most substantially underweight positions relative to the Index. Among the Portfolio’s

M-435

underweight positions information technology, health care and energy saw the most substantial declines in relative exposure.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the Portfolio was most substantially overweight in the financials, industrials and energy sectors. The financials sector rebounded strongly from the lows of the financial crisis, but we still found valuations of select financials to be reasonable and believed that the overall sector might benefit from an improved economic environment. The financials sector represented a significant weighting in the Portfolio primarily because of our positions in the banks industry. We were significantly overweight in industrials, where we invested in companies that had exposure to many different end markets had solid business models or an ability to generate strong cash flows or both. We maintained an overweight position in the energy sector and generally sought companies with access to reliable, high-quality energy sources and solid production growth.

As of June 30, 2015, the Portfolio held its most substantially underweight positions relative to the S&P 500® Index in the information technology, health care and consumer staples sectors. We generally viewed the information technology sector as cyclical, with many companies operating at different stages within their industry’s specific cycle. We remained significantly underweight in this sector, as many companies did not meet our typical investment criteria. Within health care, our primary exposure was to the pharmaceuticals industry. Pharmaceutical companies tend to have strong cash flows and attractive dividends. We have typically focused our efforts in the consumer staples sector on companies with strong brands that are trading at attractive valuations relative to historical prices. We also liked the stable earnings and dividend yields that consumer staples stocks tend to provide. We remained underweight in consumer staples, however, because valuations in the sector have risen while the fundamental environment has weakened.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-436	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value
Common Stocks 96.2%†
Aerospace & Defense 2.3%
Boeing Co. (The)	76,600	$10,625,952
Honeywell International, Inc.	78,900	8,045,433

		18,671,385

Air Freight & Logistics 1.1%
United Parcel Service, Inc. Class B	94,500	9,157,995

Auto Components 0.7%
Johnson Controls, Inc.	120,000	5,943,600

Automobiles 1.1%
Ford Motor Co.	308,800	4,635,088
General Motors Co.	137,308	4,576,476

		9,211,564

Banks 12.8%
♦Bank of America Corp.	900,700	15,329,914
♦JPMorgan Chase & Co.	377,900	25,606,504
♦PNC Financial Services Group, Inc.	150,000	14,347,500
Regions Financial Corp.	317,000	3,284,120
SunTrust Banks, Inc.	228,400	9,825,768
♦U.S. Bancorp	361,700	15,697,780
♦Wells Fargo & Co.	350,800	19,728,992

		103,820,578

Beverages 0.9%
PepsiCo., Inc.	74,300	6,935,162

Building Products 1.1%
Masco Corp.	216,600	5,776,722
USG Corp. (a)	121,400	3,373,706

		9,150,428

Capital Markets 1.4%
Bank of New York Mellon Corp. (The)	8,300	348,351
Northern Trust Corp.	137,800	10,536,188
Och-Ziff Capital Management Group LLC Class A	65,500	800,410

		11,684,949

Chemicals 1.1%
E.I. du Pont de Nemours & Co.	87,000	5,563,650
Potash Corporation of Saskatchewan, Inc.	112,700	3,490,319

		9,053,969

Commercial Services & Supplies 0.1%
Tyco International PLC	15,100	581,048

	Shares	Value
Communications Equipment 3.2%
Cisco Systems, Inc.	311,000	$8,540,060
Harris Corp.	116,600	8,967,706
QUALCOMM, Inc.	137,800	8,630,414

		26,138,180

Construction Materials 1.0%
Vulcan Materials Co.	97,700	8,199,961

Consumer Finance 1.0%
American Express Co.	102,200	7,942,984

Containers & Packaging 0.6%
MeadWestvaco Corp.	94,100	4,440,579

Distributors 0.7%
Genuine Parts Co.	60,000	5,371,800

Diversified Telecommunication Services 3.7%
♦AT&T, Inc.	371,900	13,209,888
CenturyLink, Inc.	135,900	3,992,742
Telefonica S.A.	275,510	3,916,190
Verizon Communications, Inc.	182,375	8,500,499

		29,619,319

Electric Utilities 4.5%
Duke Energy Corp.	141,145	9,967,660
Entergy Corp.	121,700	8,579,850
Exelon Corp.	207,900	6,532,218
FirstEnergy Corp.	177,500	5,777,625
Xcel Energy, Inc.	175,900	5,660,462

		36,517,815

Electrical Equipment 1.6%
Eaton Corp. PLC	66,184	4,466,758
Emerson Electric Co.	155,800	8,635,994

		13,102,752

Electronic Equipment, Instruments & Components 0.9%
Corning, Inc.	356,600	7,035,718

Energy Equipment & Services 0.7%
Diamond Offshore Drilling, Inc.	112,800	2,911,368
Schlumberger, Ltd.	27,900	2,404,701

		5,316,069

Food Products 2.7%
Archer-Daniels-Midland Co.	190,000	9,161,800
Campbell Soup Co.	96,000	4,574,400
ConAgra Foods, Inc.	28,300	1,237,276
Kellogg Co.	40,500	2,539,350

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-437

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Food Products (continued)
McCormick & Co., Inc.	49,200	$3,982,740

		21,495,566

Hotels, Restaurants & Leisure 2.2%
Carnival Corp.	150,500	7,433,195
Las Vegas Sands Corp.	97,800	5,141,346
McDonald’s Corp.	53,600	5,095,752

		17,670,293

Household Products 0.8%
Clorox Co. (The)	64,200	6,678,084

Independent Power & Renewable Electricity Producers 0.4%
AES Corp. (The)	233,900	3,101,514

Industrial Conglomerates 3.1%
♦General Electric Co.	951,000	25,268,070

Insurance 4.6%
Chubb Corp. (The)	38,800	3,691,432
Loews Corp.	179,900	6,927,949
Marsh & McLennan Cos., Inc.	219,300	12,434,310
MetLife, Inc.	142,500	7,978,575
Sun Life Financial, Inc.	100,200	3,346,680
Willis Group Holdings PLC	55,500	2,602,950

		36,981,896

IT Services 1.7%
Computer Sciences Corp.	45,000	2,953,800
International Business Machines Corp.	45,000	7,319,700
Western Union Co. (The)	179,500	3,649,235

		13,922,735

Leisure Products 1.0%
Mattel, Inc.	329,000	8,452,010

Machinery 4.5%
Deere & Co.	75,200	7,298,160
Flowserve Corp.	60,300	3,175,398
Illinois Tool Works, Inc.	114,000	10,464,060
Joy Global, Inc.	97,600	3,533,120
Stanley Black & Decker, Inc.	61,700	6,493,308
Xylem, Inc.	141,100	5,230,577

		36,194,623

Media 4.3%
Cablevision Systems Corp. Class A	195,100	4,670,694
Comcast Corp. Class A	78,200	4,702,948
New York Times Co. (The) Class A	196,600	2,683,590
News Corp. Class A (a)	185,900	2,712,281
Time Warner, Inc.	135,000	11,800,350

	Shares	Value
Media (continued)
Viacom, Inc. Class B	41,300	$2,669,632
Walt Disney Co. (The)	51,900	5,923,866

		35,163,361

Metals & Mining 1.3%
Newmont Mining Corp.	180,400	4,214,144
Nucor Corp.	150,200	6,619,314

		10,833,458

Multi-Utilities 1.5%
NiSource, Inc.	264,300	12,049,437

Multiline Retail 1.9%
Kohl’s Corp.	129,200	8,089,212
Macy’s, Inc.	103,200	6,962,904

		15,052,116

Oil, Gas & Consumable Fuels 10.7%
Anadarko Petroleum Corp.	64,100	5,003,646
Apache Corp.	207,600	11,963,988
BP PLC, Sponsored ADR	99,800	3,988,008
Canadian Natural Resources, Ltd.	90,300	2,452,548
♦Chevron Corp.	148,400	14,316,148
ConocoPhillips	50,600	3,107,346
CONSOL Energy, Inc.	190,300	4,137,122
♦Exxon Mobil Corp.	160,600	13,361,920
Hess Corp.	157,100	10,506,848
Murphy Oil Corp.	30,500	1,267,885
Occidental Petroleum Corp.	82,800	6,439,356
Royal Dutch Shell PLC, Sponsored ADR	176,700	10,073,667

		86,618,482

Paper & Forest Products 1.2%
International Paper Co.	210,000	9,993,900

Personal Products 0.3%
Avon Products, Inc.	333,000	2,084,580

Pharmaceuticals 6.6%
Bristol-Myers Squibb Co.	174,100	11,584,614
GlaxoSmithKline PLC	185,320	3,850,909
♦Johnson & Johnson	138,900	13,537,194
Merck & Co., Inc.	198,700	11,311,991
Pfizer, Inc.	386,200	12,949,286

		53,233,994

Real Estate Investment Trusts 1.7%
Digital Realty Trust, Inc.	66,200	4,414,216
Rayonier, Inc.	118,200	3,020,010
Weyerhaeuser Co.	207,600	6,539,400

		13,973,626

M-438	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 2.6%
Analog Devices, Inc.	109,000	$6,996,165
Applied Materials, Inc.	377,700	7,259,394
Texas Instruments, Inc.	137,600	7,087,776

		21,343,335

Software 1.3%
CA, Inc.	86,700	2,539,443
Microsoft Corp.	185,800	8,203,070

		10,742,513

Specialty Retail 0.8%
Staples, Inc.	427,400	6,543,494

Textiles, Apparel & Luxury Goods 0.3%
Coach, Inc.	62,300	2,156,203

Wireless Telecommunication Services 0.2%
Vodafone Group PLC	475,011	1,715,511

Total Common Stocks (Cost $661,247,344)		779,164,656

	Principal Amount	Value
Short-Term Investment 3.5%
Repurchase Agreement 3.5%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $28,118,815 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.07% and a maturity date of 11/7/22, with a Principal Amount of $29,820,000 and a Market Value of $28,685,588)	$28,118,815	$28,118,815

Total Short-Term Investment (Cost $28,118,815)		28,118,815

Total Investments (Cost $689,366,159) (b)	99.7%	807,283,471
Other Assets, Less Liabilities	0.3	2,197,728
Net Assets	100.0%	$809,481,199

(a)	Non-income producing security.

(b)	As of June 30, 2015, cost was $689,676,987 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$154,048,249
Gross unrealized depreciation	(36,441,765)

Net unrealized appreciation	$117,606,484

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$779,164,656	$—	$—	$779,164,656
Short-Term Investment
Repurchase Agreement	—	28,118,815	—	28,118,815

Total Investments in Securities	$779,164,656	$28,118,815	$—	$807,283,471

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2015, certain foreign securities with a market value of $11,429,135 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-439

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $689,366,159)	$807,283,471
Cash	25,881
Cash denominated in foreign currencies (identified cost $6,201)	6,143
Receivables:
Dividends	1,165,000
Fund shares sold	958,548
Investment securities sold	872,838
Other assets	4,069

Total assets	810,315,950

Liabilities
Payables:
Manager (See Note 3)	502,810
Fund shares redeemed	167,310
NYLIFE Distributors (See Note 3)	65,268
Shareholder communication	58,670
Professional fees	26,555
Custodian	9,511
Trustees	609
Accrued expenses	4,018

Total liabilities	834,751

Net assets	$809,481,199

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$59,370
Additional paid-in capital	604,754,445

604,813,815
Undistributed net investment income	21,498,192
Accumulated net realized gain (loss) on investments and foreign currency transactions	65,251,513
Net unrealized appreciation (depreciation) on investments	117,917,312
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	367

Net assets	$809,481,199

Initial Class
Net assets applicable to outstanding shares	$500,299,134

Shares of beneficial interest outstanding	36,628,597

Net asset value per share outstanding	$13.66

Service Class
Net assets applicable to outstanding shares	$309,182,065

Shares of beneficial interest outstanding	22,741,550

Net asset value per share outstanding	$13.60

M-440	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$10,886,972

Expenses
Manager (See Note 3)	3,031,721
Distribution and service—Service Class (See Note 3)	396,265
Shareholder communication	59,560
Professional fees	35,078
Custodian	12,966
Trustees	7,319
Miscellaneous	14,362

Total expenses	3,557,271

Net investment income (loss)	7,329,701

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	21,793,195
Foreign currency transactions	(4,068)

Net realized gain (loss) on investments and foreign currency transactions	21,789,127

Net change in unrealized appreciation (depreciation) on:
Investments	(44,240,918)
Translation of other assets and liabilities in foreign currencies	1,679

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(44,239,239)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(22,450,112)

Net increase (decrease) in net assets resulting from operations	$(15,120,411)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $96,509.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-441

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,329,701	$14,081,653
Net realized gain (loss) on investments and foreign currency transactions	21,789,127	43,718,495
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(44,239,239)	1,460,845

Net increase (decrease) in net assets resulting from operations	(15,120,411)	59,260,993

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(7,034,240)
Service Class	—	(3,942,596)

	—	(10,976,836)

From net realized gain on investments:
Initial Class	—	(23,615,112)
Service Class	—	(15,577,603)

	—	(39,192,715)

Total dividends and distributions to shareholders	—	(50,169,551)

Capital share transactions:
Net proceeds from sale of shares	45,644,286	159,207,785
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	50,169,551
Cost of shares redeemed	(78,869,069)	(122,811,041)

Increase (decrease) in net assets derived from capital share transactions	(33,224,783)	86,566,295

Net increase (decrease) in net assets	(48,345,194)	95,657,737

Net Assets
Beginning of period	857,826,393	762,168,656

End of period	$809,481,199	$857,826,393

Undistributed net investment income at end of period	$21,498,192	$14,168,491

M-442	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,		February 17, 2012** through December 31,
	2015*		2014	2013	2012
Net asset value at beginning of period	$13.90		$13.77	$10.79	$10.00

Net investment income (loss) (a)	0.13		0.26	0.21	0.19
Net realized and unrealized gain (loss) on investments	(0.37)		0.78	3.03	0.60
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	—	—

Total from investment operations	(0.24)		1.04	3.24	0.79

Less dividends and distributions:
From net investment income	—		(0.21)	(0.16)	—
From net realized gain on investments	—		(0.70)	(0.10)	—

Total dividends and distributions	—		(0.91)	(0.26)	—

Net asset value at end of period	$13.66		$13.90	$13.77	$10.79

Total investment return	(1.73	%)(b)(c)	7.74%	30.36%	7.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89	% ††	1.89%	1.72%	2.15	%††
Net expenses	0.77	% ††	0.78%	0.78%	0.79	%††
Expenses (before waiver/reimbursement)	0.77	% ††	0.79%	0.83%	0.84	%††
Portfolio turnover rate	9%		18%	20%	15%
Net assets at end of period (in 000’s)	$500,299		$534,825	$448,471	$374,322

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-443

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,		February 17, 2012** through December 31,
	2015*		2014	2013	2012
Net asset value at beginning of period	$13.85		$13.73	$10.76	$10.00

Net investment income (loss) (a)	0.11		0.23	0.18	0.17
Net realized and unrealized gain (loss) on investments	(0.36)		0.77	3.03	0.59
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	—	—

Total from investment operations	(0.25)		1.00	3.21	0.76

Less dividends and distributions:
From net investment income	—		(0.18)	(0.14)	—
From net realized gain on investments	—		(0.70)	(0.10)	—

Total dividends and distributions	—		(0.88)	(0.24)	—

Net asset value at end of period	$13.60		$13.85	$13.73	$10.76

Total investment return	(1.81	%)(b)(c)	7.47%	30.04%	7.60	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.64	% ††	1.64%	1.47%	1.85	%††
Net expenses	1.02	% ††	1.03%	1.03%	1.04	%††
Expenses (before waiver/reimbursement)	1.02	% ††	1.04%	1.08%	1.09	%††
Portfolio turnover rate	9%		18%	20%	15%
Net assets at end of period (in 000’s)	$309,182		$323,002	$313,698	$242,081

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-444	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Unconstrained Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Since Inception (4/29/11)	Gross Expense Ratio[1]
Initial Class Shares	0.95%	–1.15%	4.56%	0.64%
Service Class Shares	0.82	–1.39	4.30	0.89

Benchmark Performance	Six Months	One Year	Since Inception (4/29/11)
Barclays U.S. Aggregate Bond Index[2]	–0.10%	1.86%	3.33%
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	0.13	0.24	0.32
Morningstar Nontraditional Bond Category Average[2]	0.85	–0.34	2.16

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

M-445

Cost in Dollars of a $1,000 Investment in MainStay VP Unconstrained Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,009.50	$3.09	$1,021.70	$3.11

Service Class Shares	$1,000.00	$1,008.20	$4.33	$1,020.50	$4.36

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.62% for Initial Class and 0.87% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-446	MainStay VP Unconstrained Bond Portfolio

Portfolio Composition as of June 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-450 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	General Motors Financial Co., Inc., 3.25%–3.45%, due 5/15/18–4/10/22

2.	Bank of America Corp.

3.	Verizon Communications, Inc., 3.00%–5.15%, due 11/1/21–11/1/24

4.	Hilton Worldwide Finance LLC, 3.50%, due 10/26/20

5.	Lincoln National Corp., 7.00%, due 5/17/66

6.	Morgan Stanley, 4.875%–5.45%, due 11/1/22–7/29/49

7.	HCA, Inc., 5.00%–7.50%, due 2/15/22–3/15/24

8.	Goldman Sachs Group, Inc. (The), 3.625%–6.75%, due 1/22/23–10/1/37

9.	Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp., 4.125%–6.625%, due 1/15/18–5/1/23

10.	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.25%–5.50%, due 3/15/22–3/1/25

M-447

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Unconstrained Bond Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Unconstrained Bond Portfolio returned 0.95% for Initial Class shares and 0.82% for Service Class shares. Over the same period, both share classes outperformed the –0.10% return of the Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s primary benchmark, and the 0.13% return of the BofA Merrill Lynch U.S. Dollar 3-month LIBOR1 Constant Maturity Index,1 which is a secondary benchmark of the Portfolio. Initial Class shares outperformed and Service Class shares underperformed the 0.85% return of the Morningstar Nontraditional Bond Category Average1 for the six months ended June 30, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

In a rather volatile market, the Portfolio posted positive performance during the reporting period. This compared favorably to the average Lipper1 Global Income Portfolio, which had a negative rate of return for the reporting period. In the second half of 2014 and into the beginning of 2015, credit spreads2 widened in large part because of the volatility in the energy sector. The market eventually started to firm up, as fundamentals outside the energy sector remained strong. This was the prevailing reason why high-yield bonds were among the best-performing sectors during the reporting period.

Though there were meaningful swings in U.S. Treasury yields during the reporting period, U.S. Treasury yields were generally higher at the end of the period than at the beginning. The Portfolio’s lack of exposure to U.S. Treasury securities helped returns as the higher yields resulted in lower bond prices. During the reporting period, we had a small position in emerging-market corporate bonds, which detracted from performance because of elevated idiosyncratic risks and lower commodity prices. We trimmed the Portfolio’s position in emerging-market debt during the reporting period.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index throughout the reporting period. This positioning resulted from two factors. First, the Portfolio had substantial exposure to a short position in U.S. Treasury securities through futures and interest-rate swaps to lower overall duration and hedge against a potential rise in interest rates. Second, the Portfolio maintained an overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a lower correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates, though they are not immune to interest-rate changes. At the end of the reporting period, the Portfolio’s duration was 1.1 year, which was 4.5 years shorter than the duration of the Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

A variety of events had to be considered in determining the positioning of the Portfolio during the reporting period. Among these were inconsistent economic data, the energy sell-off and a flattening yield curve.4 Even so, we did not make any major changes to the positioning of the Portfolio. Regarding the yield curve, our expectation was—and continues to be—that the curve will continue to flatten. As a result, we maintained a short position at the front end of the yield curve. Though high-yield corporate bonds proved to be one of the more volatile sectors during the reporting period, in large part as a result of the sell-off in energy, we continued to believe that spreads would compress, so we continued to overweight high-yield corporate bonds in the Portfolio. During the reporting period, we reduced our exposure

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-448	MainStay VP Unconstrained Bond Portfolio

to emerging-market debt because of idiosyncratic risks that have bubbled up in that sector.

Which sectors were the strongest contributors to the Portfolio’s performance and which sectors were particularly weak?

Though assets with more substantial risk profiles proved to be rather volatile during the reporting period, they were also the largest contributors to the Portfolio’s performance. High-yield bonds—and to a lesser degree, bank loans—were the Portfolio’s best performers. With the exception of some specific issues in the energy sector, we believed that the fundamental underpinnings of the high-yield issuer base remained in excellent shape. Our expectation was that spreads would continue to compress, which would continue to benefit high-yield bonds. Our position in investment-grade corporate bonds made a neutral contribution to the Portfolio’s performance during the reporting period. The biggest detractor during the reporting period was the Portfolio’s position in emerging-market corporate debt. As mentioned earlier, we reduced the Portfolio’s exposure to this sector during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period we initiated positions in ZF North America Capital and Sunoco. ZF North America Capital is a global leader in driveline and chassis technology and is one of the top-three automotive suppliers worldwide. Sunoco is one of the largest gasoline distributors in the United States.

The Portfolio held positions in services company United Rentals and energy company Access Midstream Partners that were called away (redeemed by the issuer prior to maturity) during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, we moderately reduced the Portfolio’s positon in emerging-market corporate bonds. Over the same period, we selectively increased the Portfolio’s position in domestic high-yield corporate bonds and moderately increased the Portfolio’s exposure to investment-grade credits.

How was the Portfolio positioned at the end of the reporting period?

In spite of volatility in the markets, our baseline view on Federal Reserve policy, economic fundamentals and valuations in the credit markets has not changed. We firmly believe that economic growth will continue to be moderate while the Federal Reserve remains highly accommodative (though we believe that a Federal Reserve increase in the target federal funds rate may be increasingly likely during the next reporting period). Our central belief is that monetary policy plays a critical role in the creation of credit and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates.

As of June 30, 2015, the Portfolio maintained an overweight position relative to the Barclays U.S. Aggregate Index in spread product, specifically in high-yield bonds. As of the same date, the Portfolio held underweight positions relative to the benchmark in sectors that are more rate-sensitive, such as U.S. Treasury securities and agency securities. As of June 30, 2015, the Portfolio’s duration was well below that of the Barclays U.S. Aggregate Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-449

Portfolio of Investments June 30, 2015 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 87.4%† Asset-Backed Securities 0.2%
Home Equity 0.1%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.245%, due 10/25/36 (a)	$77,751	$71,088
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.255%, due 5/25/37 (a)	34,572	24,669
First NLC Trust Series 2007-1, Class A1 0.255%, due 8/25/37 (a)(b)	92,791	52,744
GSAA Home Equity Trust Series 2006-14, Class A1 0.235%, due 9/25/36 (a)	199,797	106,336
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.315%, due 4/25/37 (a)	29,747	28,668
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.285%, due 4/25/37 (a)	24,019	23,680
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.285%, due 3/25/47 (a)	36,722	22,819
Mastr Asset Backed Securities Trust Series 2006-HE4, Class A1 0.235%, due 11/25/36 (a)	24,387	11,569
Morgan Stanley ABS Capital I Trust Series 2006-HE6, Class A2B 0.285%, due 9/25/36 (a)	83,989	47,204
Series 2006-HE8, Class A2B 0.285%, due 10/25/36 (a)	44,045	25,750
Series 2007-HE4, Class A2A 0.295%, due 2/25/37 (a)	22,654	10,989
Series 2007-NC2, Class A2FP 0.335%, due 2/25/37 (a)	87,250	52,655
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (c)	204,716	110,624
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.275%, due 5/25/37 (a)	106,210	69,616
Soundview Home Equity Loan Trust Series 2007-OPT1, Class 2A1 0.265%, due 6/25/37 (a)	90,910	54,627
Series 2006-EQ2, Class A2 0.295%, due 1/25/37 (a)	58,186	40,244

	Principal Amount	Value

Home Equity (continued)
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.295%, due 9/25/37 (a)	$595,261	$294,540

		1,047,822

Student Loans 0.1%
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.602%, due 5/25/29 (a)	294,225	285,577

Total Asset-Backed Securities (Cost $1,637,277)		1,333,399

Convertible Bonds 1.1%
Airlines 0.1%
AirTran Holdings, Inc. 5.25%, due 11/1/16	250,000	605,313

Biotechnology 0.1%
Gilead Sciences, Inc. 1.625%, due 5/1/16	115,000	593,185

Commercial Services 0.0%‡
Live Nation Entertainment, Inc. 2.50%, due 5/15/19	240,000	259,650

Distribution & Wholesale 0.0%‡
WESCO International, Inc. 6.00%, due 9/15/29	100,000	242,625

Health Care—Products 0.2%
Danaher Corp. (zero coupon), due 1/22/21	266,000	661,010
Teleflex, Inc. 3.875%, due 8/1/17	322,000	711,821

		1,372,831

Health Care—Services 0.0%‡
Anthem, Inc. 2.75%, due 10/15/42	160,000	351,900

Internet 0.1%
Priceline Group, Inc. (The) 1.00%, due 3/15/18	305,000	407,556
Yahoo!, Inc. (zero coupon), due 12/1/18	275,000	283,422

		690,978

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

M-450	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Leisure Time 0.4%
Jarden Corp. 1.125%, due 3/15/34	$2,500,000	$2,923,437
1.875%, due 9/15/18	310,000	521,188

		3,444,625

Oil & Gas Services 0.0%‡
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	381,000	362,426

Pharmaceuticals 0.1%
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	295,000	413,738

Real Estate Investment Trusts 0.0%‡
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (b)	250,000	342,656

Software 0.1%
Cornerstone OnDemand, Inc. 1.50%, due 7/1/18	225,000	228,234
Salesforce.com, Inc. 0.25%, due 4/1/18	190,000	231,444

		459,678

Total Convertible Bonds (Cost $7,044,489)		9,139,605

Corporate Bonds 72.2%
Advertising 0.4%
Lamar Media Corp. 5.00%, due 5/1/23	900,000	888,750
5.375%, due 1/15/24	2,925,000	2,957,906

		3,846,656

Aerospace & Defense 1.1%
KLX, Inc. 5.875%, due 12/1/22 (b)	3,685,000	3,721,445
TransDigm, Inc. 6.00%, due 7/15/22	3,450,000	3,406,875
7.50%, due 7/15/21	300,000	322,500
Triumph Group, Inc. 4.875%, due 4/1/21	1,975,000	1,935,500

		9,386,320

Airlines 0.9%
Continental Airlines, Inc. Series 2007-1, Class A 5.983%, due 10/19/23	675,106	752,743
Series 2003-ERJ1 7.875%, due 1/2/20	193,799	203,489
Series 2004-ERJ1 9.558%, due 3/1/21	15,536	17,322
Series 2005-ERJ1 9.798%, due 10/1/22	539,362	604,086

	Principal Amount	Value

Airlines (continued)
Delta Air Lines, Inc. Series 2011-1 Class A Pass Through Trust 5.30%, due 10/15/20	$236,724	$254,478
Series 2010-1 Class A Pass Through Trust 6.20%, due 1/2/20	62,468	67,622
Series 2010-2, Class B Pass Through Trust 6.75%, due 5/23/17	563,000	572,853
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	68,880	77,318
U.S. Airways Group, Inc. Series 2012-1 Class A, Pass Through Trust 5.90%, due 4/1/26	1,619,905	1,830,492
Series 2010-1 Class A, Pass Through Trust 6.25%, due 10/22/24	1,223,912	1,376,901
United Airlines, Inc. Series 2014-2 Class B, Pass Through Trust 4.625%, due 3/3/24	1,750,000	1,785,000
Series 2009-2, Class A 9.75%, due 7/15/18	87,852	95,539

		7,637,843

Auto Manufacturers 2.0%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	3,510,000	3,825,900
Ford Holdings LLC 9.30%, due 3/1/30	215,000	316,194
Ford Motor Co. 6.625%, due 10/1/28	51,000	62,108
7.45%, due 7/16/31	614,000	784,573
8.90%, due 1/15/32	135,000	185,612
9.98%, due 2/15/47	133,000	202,211
♦ General Motors Financial Co., Inc. 3.25%, due 5/15/18	4,491,000	4,593,143
3.45%, due 4/10/22	4,000,000	3,919,404
Navistar International Corp. 8.25%, due 11/1/21	3,215,000	3,054,250

		16,943,395

Auto Parts & Equipment 2.3%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (b)	1,450,000	1,489,498
Dana Holding Corp. 5.375%, due 9/15/21	3,950,000	4,048,750
Goodyear Tire & Rubber Co. (The) 8.25%, due 8/15/20	3,730,000	3,899,715
MPG Holdco I, Inc. 7.375%, due 10/15/22	3,335,000	3,551,775
Schaeffler Finance B.V. 4.75%, due 5/15/21 (b)	2,000,000	2,010,000
4.75%, due 5/15/23 (b)	1,370,000	1,335,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-451

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Auto Parts & Equipment (continued)
ZF North America Capital, Inc. 4.50%, due 4/29/22 (b)	$3,380,000	$3,310,879

		19,646,367

Banks 7.2%
Banco do Brasil S.A. 5.875%, due 1/26/22 (b)	900,000	889,380
5.875%, due 1/19/23 (b)	600,000	588,720
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (b)	1,715,000	1,707,282
♦Bank of America Corp. 1.453%, due 5/6/19 (a)	EUR 1,000,000	1,118,752
5.125%, due 12/29/49 (a)	$2,335,000	2,287,716
5.625%, due 7/1/20	1,390,000	1,566,611
6.11%, due 1/29/37	1,203,000	1,348,344
7.625%, due 6/1/19	95,000	112,734
8.57%, due 11/15/24	455,000	591,967
Barclays Bank PLC 5.14%, due 10/14/20	2,463,000	2,677,224
BBVA Bancomer S.A. 6.75%, due 9/30/22 (b)	1,510,000	1,662,888
Capital One Financial Corp. 5.55%, due 12/29/49 (a)	4,990,000	4,946,337
CIT Group, Inc. 3.875%, due 2/19/19	360,000	357,300
4.25%, due 8/15/17	3,700,000	3,755,500
Citigroup, Inc. 3.375%, due 3/1/23	1,225,000	1,223,613
6.30%, due 12/29/49 (a)	2,615,000	2,552,894
Citizens Financial Group, Inc. 4.15%, due 9/28/22 (b)	1,450,000	1,480,688
Discover Bank 7.00%, due 4/15/20	1,055,000	1,227,851
8.70%, due 11/18/19	420,000	510,855
♦Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	2,813,000	2,795,256
6.75%, due 10/1/37	2,830,000	3,319,443
HSBC Holdings PLC 6.375%, due 12/29/49 (a)	3,115,000	3,122,787
JPMorgan Chase & Co. 6.125%, due 12/29/49 (a)	2,660,000	2,670,906
7.90%, due 12/29/49 (a)	2,500,000	2,644,375
Mellon Capital III 6.369%, due 9/5/66 (a)	GBP 1,400,000	2,274,541
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (b)	$2,000,000	2,056,132
♦Morgan Stanley 4.875%, due 11/1/22	1,931,000	2,054,020
5.00%, due 11/24/25	1,450,000	1,517,946
5.45%, due 7/29/49 (a)	2,600,000	2,580,500

	Principal Amount	Value

Banks (continued)
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24	$1,194,000	$1,192,547
6.125%, due 12/15/22	970,000	1,044,479
Wells Fargo & Co. 5.90%, due 12/29/49 (a)	4,100,000	4,110,250

		61,989,838

Beverages 0.4%
Constellation Brands, Inc. 4.25%, due 5/1/23	2,100,000	2,068,500
Embotelladora Andina S.A. 5.00%, due 10/1/23 (b)	950,000	1,013,447

		3,081,947

Building Materials 2.3%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17	1,252,000	1,039,160
Building Materials Corporation of America 5.375%, due 11/15/24 (b)	3,430,000	3,367,745
Cemex Finance LLC 6.00%, due 4/1/24 (b)	3,075,000	3,043,328
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	4,630,000	4,595,599
Masco Corp. 7.125%, due 3/15/20	1,100,000	1,276,000
Masonite International Corp. 5.625%, due 3/15/23 (b)	4,000,000	4,065,000
USG Corp. 5.50%, due 3/1/25 (b)	320,000	318,800
5.875%, due 11/1/21 (b)	1,451,000	1,527,178
6.30%, due 11/15/16	280,000	292,950
9.75%, due 1/15/18	582,000	662,025

		20,187,785

Chemicals 1.2%
Ashland, Inc. 4.75%, due 8/15/22	3,925,000	3,851,406
Dow Chemical Co. (The) 8.55%, due 5/15/19	596,000	726,663
Hexion, Inc. 6.625%, due 4/15/20	985,000	903,738
8.875%, due 2/1/18	690,000	622,725
Huntsman International LLC 8.625%, due 3/15/21	744,000	783,000
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	1,500,000	1,561,875
W.R. Grace & Co. 5.125%, due 10/1/21 (b)	1,725,000	1,737,938

		10,187,345

M-452	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Coal 0.0%‡
Alpha Natural Resources, Inc. 7.50%, due 8/1/20 (b)	$188,000	$47,000

Commercial Services 2.1%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.125%, due 6/1/22 (b)	389,000	379,275
5.50%, due 4/1/23	3,445,000	3,401,937
Hertz Corp. (The) 6.25%, due 10/15/22	2,245,000	2,278,675
7.375%, due 1/15/21	1,570,000	1,634,763
Iron Mountain Europe PLC 6.125%, due 9/15/22 (b)	GBP 1,625,000	2,621,096
Service Corp. International 5.375%, due 1/15/22	$3,699,000	3,883,950
United Rentals North America, Inc. 4.625%, due 7/15/23	1,350,000	1,323,810
5.75%, due 11/15/24	1,000,000	985,000
6.125%, due 6/15/23	1,489,000	1,520,641

		18,029,147

Computers 0.9%
NCR Corp. 5.00%, due 7/15/22	3,545,000	3,593,744
SunGard Data Systems, Inc. 6.625%, due 11/1/19	3,450,000	3,562,125
7.625%, due 11/15/20	325,000	339,625

		7,495,494

Cosmetics & Personal Care 0.2%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (b)	1,900,000	2,033,000

Diversified Financial Services 0.2%
GE Capital Trust I 6.375%, due 11/15/67 (a)	475,000	507,300
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	EUR 277,000	313,968
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (a)	GBP 185,000	305,942
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	$560,000	555,334

		1,682,544

Electric 1.9%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (b)	2,150,000	2,133,875
Calpine Corp. 5.75%, due 1/15/25	3,825,000	3,719,813

	Principal Amount	Value

Electric (continued)
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (b)	$1,494,000	$1,711,782
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)	3,160,000	3,289,541
Great Plains Energy, Inc. 4.85%, due 6/1/21	1,455,000	1,595,464
5.292%, due 6/15/22 (c)	795,000	884,489
Puget Energy, Inc. 5.625%, due 7/15/22	585,000	657,497
WEC Energy Group, Inc. 6.25%, due 5/15/67 (a)	2,689,000	2,500,770

		16,493,231

Engineering & Construction 0.1%
MasTec, Inc. 4.875%, due 3/15/23	1,190,000	1,085,875

Entertainment 1.3%
Isle of Capri Casinos, Inc. 5.875%, due 3/15/21	422,000	433,605
8.875%, due 6/15/20	2,750,000	2,970,000
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	1,321,000	1,383,747
Pinnacle Entertainment, Inc. 7.75%, due 4/1/22	3,000,000	3,292,500
8.75%, due 5/15/20	975,000	1,018,271
Scientific Games International, Inc. 7.00%, due 1/1/22 (b)	185,000	191,013
10.00%, due 12/1/22	1,925,000	1,843,187

		11,132,323

Finance—Auto Loans 0.7%
Ally Financial, Inc. 3.50%, due 1/27/19	2,750,000	2,729,375
8.00%, due 11/1/31	1,415,000	1,694,463
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	1,584,000	1,934,352

		6,358,190

Finance—Consumer Loans 1.5%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	2,350,000	2,363,042
Navient Corp. 5.00%, due 10/26/20	510,000	499,800
7.25%, due 1/25/22	625,000	659,375
8.00%, due 3/25/20	1,348,000	1,503,020
8.45%, due 6/15/18	250,000	277,825
OneMain Financial Holdings, Inc. 7.25%, due 12/15/21 (b)	3,515,000	3,642,419
Springleaf Finance Corp. 5.25%, due 12/15/19	1,140,000	1,124,325
6.00%, due 6/1/20	1,000,000	1,011,200
7.75%, due 10/1/21	1,390,000	1,508,150

		12,589,156

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-453

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Credit Card 0.3%
American Express Co. 6.80%, due 9/1/66 (a)	$2,267,000	$2,332,516
Discover Financial Services 3.85%, due 11/21/22	300,000	297,869

		2,630,385

Finance—Investment Banker/Broker 0.2%
Jefferies Group LLC 5.125%, due 1/20/23	552,000	569,868
6.45%, due 6/8/27	750,000	814,300

		1,384,168

Finance—Other Services 0.5%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22	1,310,000	1,334,562
6.00%, due 8/1/20	2,670,000	2,756,775

		4,091,337

Food 1.6%
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (b)	3,137,000	3,287,576
H.J. Heinz Co. 4.875%, due 2/15/25 (b)	3,755,000	4,088,256
Kerry Group Financial Services 3.20%, due 4/9/23 (b)	2,151,000	2,077,343
Pilgrim’s Pride Corp. 5.75%, due 3/15/25 (b)	2,705,000	2,732,050
Smithfield Foods, Inc. 6.625%, due 8/15/22	490,000	523,075
7.75%, due 7/1/17	794,000	870,423

		13,578,723

Food Services 0.3%
Aramark Services, Inc. 5.75%, due 3/15/20	2,575,000	2,688,300

Forest Products & Paper 0.5%
Domtar Corp. 10.75%, due 6/1/17	887,000	1,026,809
Georgia-Pacific LLC 8.00%, due 1/15/24	2,180,000	2,804,359
International Paper Co. 7.30%, due 11/15/39	157,000	192,149

		4,023,317

Gas 0.2%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	1,360,000	1,387,200
6.50%, due 5/20/21	168,000	174,720

		1,561,920

	Principal Amount	Value

Hand & Machine Tools 0.1%
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (b)	$750,000	$772,500

Health Care—Products 1.7%
Alere, Inc. 6.50%, due 6/15/20	2,868,000	2,954,040
7.25%, due 7/1/18	1,000,000	1,047,500
Hologic, Inc. 5.25%, due 7/15/22 (b)	3,840,000	3,921,600
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	1,635,000	1,745,395
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	1,190,000	1,110,419
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 5.75%, due 8/1/22 (b)	2,680,000	2,740,300
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	1,190,000	1,184,113

		14,703,367

Health Care—Services 1.9%
CHS / Community Health Systems, Inc. 5.125%, due 8/1/21	3,825,000	3,896,719
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	2,525,000	2,676,500
♦HCA, Inc. 5.00%, due 3/15/24	3,450,000	3,510,375
5.875%, due 3/15/22	1,000,000	1,087,500
7.50%, due 2/15/22	1,350,000	1,550,813
Tenet Healthcare Corp. 6.00%, due 10/1/20	3,150,000	3,358,687

		16,080,594

Home Builders 3.5%
Beazer Homes USA, Inc. 5.75%, due 6/15/19	1,114,000	1,097,290
7.25%, due 2/1/23	1,250,000	1,212,500
8.125%, due 6/15/16	186,000	194,835
D.R. Horton, Inc. 3.75%, due 3/1/19	3,350,000	3,375,125
K. Hovnanian Enterprises, Inc. 7.00%, due 1/15/19 (b)	1,365,000	1,235,325
7.25%, due 10/15/20 (b)	2,215,000	2,259,300
KB Home 8.00%, due 3/15/20	1,925,000	2,117,500
Lennar Corp. 4.50%, due 6/15/19	2,125,000	2,167,500
4.50%, due 11/15/19	1,300,000	1,316,250
6.95%, due 6/1/18	46,000	50,485
MDC Holdings, Inc. 5.50%, due 1/15/24	2,425,000	2,382,563
5.625%, due 2/1/20	1,072,000	1,125,600

M-454	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Home Builders (continued)
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (b)	$3,545,000	$3,589,312
Standard Pacific Corp. 8.375%, due 5/15/18	885,000	1,008,900
8.375%, due 1/15/21	1,100,000	1,276,000
Toll Brothers Finance Corp. 5.875%, due 2/15/22	1,340,000	1,437,150
TRI Pointe Holdings, Inc. 4.375%, due 6/15/19	4,230,000	4,145,400

		29,991,035

Household Products & Wares 0.3%
Spectrum Brands, Inc. 5.75%, due 7/15/25 (b)	1,265,000	1,283,975
6.375%, due 11/15/20	1,028,000	1,087,110

		2,371,085

Insurance 4.0%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	3,047,000	3,412,640
American International Group, Inc. Series A3 4.875%, due 3/15/67 (a)	EUR 2,000,000	2,292,131
Series A2 5.75%, due 3/15/67 (a)	GBP 450,000	734,650
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	$2,495,000	2,617,255
Genworth Holdings, Inc. 4.90%, due 8/15/23	1,835,000	1,624,544
6.15%, due 11/15/66 (a)	1,350,000	823,500
7.20%, due 2/15/21	450,000	471,375
Liberty Mutual Group, Inc. 7.00%, due 3/7/67 (a)(b)	275,000	281,875
7.80%, due 3/7/87 (b)	102,000	120,870
10.75%, due 6/15/88 (a)(b)	987,000	1,490,370
♦Lincoln National Corp. 7.00%, due 5/17/66 (a)	6,783,000	6,155,572
Oil Insurance, Ltd. 3.264%, due 12/29/49 (a)(b)	1,648,000	1,417,280
Pacific Life Insurance Co. 9.25%, due 6/15/39 (b)	1,046,000	1,562,050
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	138,000	143,865
Protective Life Corp. 8.45%, due 10/15/39	1,564,000	2,185,704
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	1,245,000	1,290,442
Swiss Re Capital I, L.P. 6.854%, due 12/31/49 (a)(b)	129,000	132,612

	Principal Amount	Value

Insurance (continued)
Validus Holdings, Ltd. 8.875%, due 1/26/40	$1,655,000	$2,115,974
Voya Financial, Inc. 2.90%, due 2/15/18	495,000	507,967
5.50%, due 7/15/22	1,110,000	1,246,351
XLIT, Ltd. 4.45%, due 3/31/25	2,665,000	2,641,695
6.50%, due 10/29/49 (a)	1,516,000	1,297,135

		34,565,857

Internet 0.4%
Alibaba Group Holding, Ltd. 3.125%, due 11/28/21 (b)	3,400,000	3,358,058

Iron & Steel 1.3%
AK Steel Corp. 7.625%, due 5/15/20	800,000	666,000
7.625%, due 10/1/21	2,860,000	2,330,900
Allegheny Ludlum Corp. 6.95%, due 12/15/25	157,000	164,458
ArcelorMittal 7.00%, due 2/25/22	1,575,000	1,697,062
7.75%, due 10/15/39	1,500,000	1,492,500
Cliffs Natural Resources, Inc. 5.90%, due 3/15/20	760,000	376,200
5.95%, due 1/15/18	1,324,000	963,210
Steel Dynamics, Inc. 5.25%, due 4/15/23	2,100,000	2,084,250
United States Steel Corp. 7.375%, due 4/1/20	1,750,000	1,828,750

		11,603,330

Leisure Time 0.3%
NCL Corp., Ltd. 5.25%, due 11/15/19 (b)	1,725,000	1,765,969
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	600,000	660,000

		2,425,969

Lodging 1.3%
MGM Resorts International 6.00%, due 3/15/23	1,650,000	1,670,625
6.75%, due 10/1/20	1,194,000	1,265,640
8.625%, due 2/1/19	475,000	536,750
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	185,000	206,982
7.15%, due 12/1/19	1,334,000	1,551,743
♦Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.25%, due 5/30/23 (b)	1,150,000	1,058,000
5.375%, due 3/15/22	1,800,000	1,827,000
5.50%, due 3/1/25 (b)	2,790,000	2,657,475

		10,774,215

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-455

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Machinery—Construction & Mining 0.3%
Terex Corp. 6.00%, due 5/15/21	$2,465,000	$2,477,325

Machinery—Diversified 0.5%
Zebra Technologies Corp. 7.25%, due 10/15/22 (b)	3,775,000	4,086,438

Media 1.6%
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	3,006,000	3,129,997
Series B 7.625%, due 3/15/20	1,300,000	1,355,250
Cox Communications, Inc. 6.95%, due 6/1/38 (b)	509,000	574,698
DISH DBS Corp. 4.25%, due 4/1/18	2,500,000	2,543,750
6.75%, due 6/1/21	1,400,000	1,459,500
7.125%, due 2/1/16	185,000	189,856
iHeartCommunications, Inc. 9.00%, due 12/15/19	1,000,000	953,000
9.00%, due 3/1/21	3,330,000	3,013,650
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	740,000	919,908

		14,139,609

Mining 0.6%
Aleris International, Inc. 7.625%, due 2/15/18	2,045,000	2,096,125
7.875%, due 11/1/20	621,000	644,287
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,000,000	1,248,267
Vedanta Resources PLC 7.125%, due 5/31/23 (b)	700,000	665,000
8.25%, due 6/7/21 (b)	870,000	885,830

		5,539,509

Miscellaneous—Manufacturing 1.3%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)	1,860,000	1,857,675
5.375%, due 9/15/24 (b)	2,100,000	2,084,250
Bombardier, Inc. 6.00%, due 10/15/22 (b)	1,230,000	1,091,625
6.125%, due 1/15/23 (b)	730,000	647,875
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (b)	2,665,000	2,411,825
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)	3,720,000	3,087,600

		11,180,850

	Principal Amount	Value

Oil & Gas 5.0%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36	$6,555,000	$2,622,000
Berry Petroleum Co., LLC 6.75%, due 11/1/20	752,000	594,080
BP Capital Markets PLC 3.20%, due 3/11/16	3,700,000	3,760,210
California Resources Corp. 5.00%, due 1/15/20	1,745,000	1,535,600
CHC Helicopter S.A. 9.25%, due 10/15/20	2,257,200	1,642,113
Chesapeake Energy Corp. 4.875%, due 4/15/22	2,595,000	2,251,163
5.375%, due 6/15/21	650,000	588,250
6.625%, due 8/15/20	1,055,000	1,028,625
CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)	1,975,000	1,940,438
Concho Resources, Inc. 5.50%, due 4/1/23	700,000	700,000
6.50%, due 1/15/22	500,000	521,250
7.00%, due 1/15/21	3,000	3,139
Denbury Resources, Inc. 6.375%, due 8/15/21	2,035,000	1,953,600
ENI S.p.A. 4.15%, due 10/1/20 (b)	1,280,000	1,341,189
EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, due 5/1/20	990,000	1,058,013
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 7.625%, due 4/15/21 (b)	700,000	728,000
Linn Energy LLC / Linn Energy Finance Corp. 6.50%, due 5/15/19	850,000	686,375
7.75%, due 2/1/21	2,140,000	1,663,850
8.625%, due 4/15/20	365,000	299,377
Murphy Oil USA, Inc. 6.00%, due 8/15/23	3,023,000	3,136,362
Parker Drilling Co. 6.75%, due 7/15/22	2,090,000	1,802,625
Petrobras Global Finance B.V. 6.25%, due 3/17/24	2,500,000	2,413,675
Petrobras International Finance Co. S.A. 5.375%, due 1/27/21	490,000	471,282
Precision Drilling Corp. 6.50%, due 12/15/21	487,000	472,390
6.625%, due 11/15/20	882,000	864,360
Samson Investment Co. 9.75%, due 2/15/20	1,280,000	73,600
Sanchez Energy Corp. 6.125%, due 1/15/23	2,670,000	2,389,650

M-456	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
SM Energy Co. 5.00%, due 1/15/24	$1,300,000	$1,231,750
6.125%, due 11/15/22 (b)	2,445,000	2,512,726
Sunoco, L.P. / Sunoco Finance Corp. 6.375%, due 4/1/23 (b)	2,215,000	2,303,600
Swift Energy Co. 8.875%, due 1/15/20	1,042,000	416,800

		43,006,092

Oil & Gas Services 0.7%
Basic Energy Services, Inc. 7.75%, due 2/15/19	2,070,000	1,723,275
7.75%, due 10/15/22	500,000	395,000
CGG S.A. 6.50%, due 6/1/21	1,950,000	1,618,500
PHI, Inc. 5.25%, due 3/15/19	2,295,000	2,122,875

		5,859,650

Packaging & Containers 2.8%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.75%, due 1/31/21 (b)	3,945,000	4,033,762
Ball Corp. 5.00%, due 3/15/22	3,525,000	3,533,812
Crown Americas LLC / Crown Americas Capital Corp. IV 4.50%, due 1/15/23	1,500,000	1,416,570
Crown European Holdings S.A. 4.00%, due 7/15/22 (b)	EUR 2,150,000	2,438,873
MeadWestvaco Corp. 7.375%, due 9/1/19	$900,000	1,054,565
Novelis, Inc. 8.375%, due 12/15/17	386,000	399,993
8.75%, due 12/15/20	1,642,000	1,736,415
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)	4,030,000	3,979,625
Reynolds Group Issuer, Inc. 7.875%, due 8/15/19	475,000	494,594
8.50%, due 5/15/18	625,000	637,500
9.875%, due 8/15/19	826,000	867,300
Sealed Air Corp. 4.875%, due 12/1/22 (b)	1,875,000	1,846,875
5.50%, due 9/15/25 (b)	1,260,000	1,269,450

		23,709,334

Pharmaceuticals 1.4%
Actavis Funding SCS 3.45%, due 3/15/22	4,165,000	4,125,549

	Principal Amount	Value

Pharmaceuticals (continued)
Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc. 6.00%, due 7/15/23 (b)	$175,000	$178,938
6.00%, due 2/1/25 (b)	3,850,000	3,912,562
Valeant Pharmaceuticals International, Inc. 5.50%, due 3/1/23 (b)	1,075,000	1,085,750
6.375%, due 10/15/20 (b)	1,075,000	1,132,109
7.50%, due 7/15/21 (b)	1,500,000	1,614,375

		12,049,283

Pipelines 3.3%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	490,000	483,341
Columbia Pipeline Group, Inc. 4.50%, due 6/1/25 (b)	3,520,000	3,462,782
Crestwood Midstream Partners, L.P. / Crestwood Midstream Finance Corp. 6.25%, due 4/1/23 (b)	3,155,000	3,281,200
Energy Transfer Equity, L.P. 7.50%, due 10/15/20	1,100,000	1,240,250
Energy Transfer Partners, L.P. 7.60%, due 2/1/24	383,000	452,929
Hiland Partners, L.P. / Hiland Partners Finance Corp. 5.50%, due 5/15/22 (b)	3,430,000	3,567,200
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	463,000	541,772
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. 6.50%, due 5/15/21	490,000	518,175
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 5.00%, due 10/1/22	490,000	497,741
5.50%, due 4/15/23	750,000	763,350
5.75%, due 9/1/20	885,000	962,818
5.875%, due 3/1/22	850,000	904,837
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	818,000	864,490
♦Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.125%, due 11/15/19 (b)	750,000	742,500
5.00%, due 1/15/18 (b)	1,600,000	1,636,000
5.25%, due 5/1/23	950,000	940,500
6.375%, due 8/1/22	861,000	895,440
6.625%, due 10/1/20 (b)	1,350,000	1,404,000
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19 (b)	615,000	638,063
5.875%, due 10/1/20	3,249,000	3,338,347

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-457

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Pipelines (continued)
Williams Cos., Inc. (The) 3.70%, due 1/15/23	$1,350,000	$1,256,998

		28,392,733

Real Estate Investment Trusts 0.8%
Geo Group, Inc. (The) 6.625%, due 2/15/21	3,829,000	4,001,305
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	329,000	322,751
Iron Mountain, Inc. 5.75%, due 8/15/24	560,000	560,350
6.00%, due 8/15/23	340,000	355,300
8.375%, due 8/15/21	277,000	286,002
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	991,000	988,065

		6,513,773

Retail 1.8%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	800,000	842,000
7.00%, due 5/20/22	950,000	1,007,000
AutoNation, Inc. 6.75%, due 4/15/18	830,000	923,348
CVS Health Corp. 4.75%, due 5/18/20	1,305,000	1,445,320
Dollar Tree, Inc. 5.75%, due 3/1/23 (b)	3,655,000	3,819,475
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,300,000	1,347,953
QVC, Inc. 4.85%, due 4/1/24	2,300,000	2,303,657
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	3,395,000	3,393,302
5.75%, due 3/1/25	105,000	104,738

		15,186,793

Semiconductors 1.3%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (b)	325,000	333,125
6.00%, due 1/15/22 (b)	2,909,000	3,083,540
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (b)	4,500,000	4,438,125
Sensata Technologies B.V. 5.00%, due 10/1/25 (b)	3,040,000	2,960,200

		10,814,990

	Principal Amount	Value

Software 0.4%
First Data Corp. 7.375%, due 6/15/19 (b)	$2,042,000	$2,122,659
8.875%, due 8/15/20 (b)	320,000	336,400
10.625%, due 6/15/21	779,000	862,743

		3,321,802

Telecommunications 4.4%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	1,523,000	1,540,601
Colombia Telecomunicaciones S.A. ESP 5.375%, due 9/27/22 (b)	550,000	545,187
Comcel Trust 6.875%, due 2/6/24 (b)	2,500,000	2,631,250
CommScope Holding Co., Inc. 6.625%, due 6/1/20 (b)(d)	1,000,000	1,037,500
CommScope, Inc. 4.375%, due 6/15/20 (b)	1,600,000	1,616,000
5.00%, due 6/15/21 (b)	1,563,000	1,523,925
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	225,000	244,125
7.625%, due 6/15/21	1,398,000	1,538,080
Inmarsat Finance PLC 4.875%, due 5/15/22 (b)	2,500,000	2,412,500
Intelsat Luxembourg S.A. 8.125%, due 6/1/23	3,801,000	3,154,830
Sprint Capital Corp. 6.90%, due 5/1/19	738,000	752,760
8.75%, due 3/15/32	1,830,000	1,779,675
Sprint Corp. 7.25%, due 9/15/21	1,000,000	975,000
T-Mobile USA, Inc. 6.125%, due 1/15/22	3,050,000	3,149,125
6.542%, due 4/28/20	1,235,000	1,293,033
Telecom Italia Capital S.A. 7.721%, due 6/4/38	305,000	343,125
Telefonica Emisiones SAU 4.57%, due 4/27/23	1,781,000	1,870,182
5.462%, due 2/16/21	279,000	308,503
UPCB Finance L.V., Ltd. 5.375%, due 1/15/25 (b)	2,090,000	1,994,905
♦Verizon Communications, Inc. 3.00%, due 11/1/21	2,635,000	2,599,549
3.50%, due 11/1/24	2,505,000	2,436,511
5.15%, due 9/15/23	1,722,000	1,885,316
ViaSat, Inc. 6.875%, due 6/15/20	1,255,000	1,324,025
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (b)	850,000	853,187

		37,808,894

M-458	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Transportation 0.9%
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	$2,525,000	$2,171,500
5.875%, due 4/1/20	659,000	606,280
Ukraine Railways Via Shortline PLC 9.50%, due 5/21/18 (b)	2,075,000	1,260,977
XPO Logistics, Inc. 6.50%, due 6/15/22 (b)	4,125,000	4,037,344

		8,076,101

Total Corporate Bonds (Cost $629,031,697)		618,620,792

Foreign Bonds 0.5%
Ireland 0.2%
UT2 Funding PLC 5.321%, due 6/30/16	EUR 1,600,000	1,806,056

United Kingdom 0.3%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP 401,000	819,676
Rexam PLC 6.75%, due 6/29/67 (a)	EUR 222,000	250,590
Santander UK PLC 4.814%, due 9/28/49 (a)	GBP 1,150,000	1,806,757

		2,877,023

Total Foreign Bonds (Cost $4,672,328)		4,683,079

Loan Assignments 13.0% (e)
Advertising 0.4%
CBS Outdoor Americas Capital LLC Term Loan B 3.00%, due 1/31/21	$3,000,000	2,987,499

Aerospace & Defense 0.1%
Transdigm, Inc. Term Loan C 3.75%, due 2/28/20	437,915	434,266

Airlines 0.0%‡
United Airlines, Inc. New Term Loan B 3.25%, due 4/1/19	415,438	413,966

Auto Parts & Equipment 0.9%
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19	2,708,750	2,712,136

	Principal Amount	Value

Auto Parts & Equipment (continued)
TI Group Automotive Systems LLC 2015 Term Loan (zero coupon), due 6/24/22	$2,725,000	$2,728,406
Visteon Corp. Delayed Draw Term Loan B 3.50%, due 4/9/21	2,625,000	2,620,900

		8,061,442

Building Materials 0.5%
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00%, due 9/28/20	3,607,785	3,606,281
2nd Lien Term Loan 7.00%, due 3/26/21	574,737	576,892

		4,183,173

Chemicals 1.0%
Axalta Coating Systems U.S. Holdings, Inc. USD Term Loan 3.75%, due 2/1/20	4,252,187	4,244,214
ECO Services Operations LLC Term Loan B 4.75%, due 12/4/21	995,000	987,538
PQ Corp. 2014 Term Loan 4.00%, due 8/7/17	975,000	973,172
W.R. Grace & Co. Delayed Draw Term Loan 2.75%, due 2/3/21	522,375	521,349
USD Exit Term Loan 2.75%, due 2/3/21	1,460,213	1,457,345

		8,183,618

Commercial Services 0.8%
Allied Security Holdings LLC New 2nd Lien Term Loan 8.00%, due 8/13/21	2,178,082	2,178,082
KAR Auction Services, Inc. Term Loan B2 3.50%, due 3/11/21	2,470,123	2,472,181
Neff Rental LLC 2nd Lien Term Loan 7.25%, due 6/9/21	2,499,130	2,472,577

		7,122,840

Electric 0.1%
NRG Energy, Inc. REFI Term Loan B 2.75%, due 7/2/18	684,250	678,263

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-459

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Loan Assignments (continued)
Electrical Components & Equipment 0.4%
Generac Power Systems, Inc. Term Loan B 3.25%, due 5/31/20	$3,282,540	$3,253,818

Entertainment 1.0%
Mohegan Tribal Gaming Authority New Term Loan B 5.50%, due 11/19/19	985,000	979,583
Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	3,299,750	3,296,450
SeaWorld Parks & Entertainment, Inc. Term Loan B2 3.00%, due 5/14/20	4,096,910	3,948,397

		8,224,430

Food Services 0.2%
Aramark Services, Inc. USD Term Loan F 3.25%, due 2/24/21	1,829,969	1,820,819

Hand & Machine Tools 0.2%
Milacron LLC Term Loan B 4.50%, due 9/28/20	1,980,822	1,982,060

Health Care—Products 0.7%
Kinetic Concepts, Inc. USD Term Loan E1 4.50%, due 5/4/18	1,979,899	1,985,778
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	4,212,450	4,121,764

		6,107,542

Health Care—Services 1.0%
Amsurg Corp. 1st Lien Term Loan B 3.75%, due 7/16/21	3,960,000	3,963,715
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	990,000	988,968
MPH Acquisition Holdings LLC Term Loan 3.75%, due 3/31/21	3,890,187	3,866,480

		8,819,163

Household Products & Wares 0.6%
KIK Custom Products, Inc. New 1st Lien Term Loan 5.50%, due 4/29/19	1,772,912	1,774,020

	Principal Amount	Value

Household Products & Wares (continued)
Prestige Brands, Inc. Term Loan B3 3.50%, due 9/3/21	$3,656,250	$3,647,109

		5,421,129

Iron & Steel 0.5%
Signode Industrial Group U.S., Inc. USD Term Loan B 3.75%, due 5/1/21	4,408,871	4,386,827

Lodging 1.0%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	1,580,833	1,582,590
♦Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	6,163,138	6,157,147
MGM Resorts International Term Loan B 3.50%, due 12/20/19	733,092	727,441

		8,467,178

Machinery—Diversified 0.5%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.25%, due 6/30/21	4,477,500	4,456,232

Media 0.4%
Charter Communications Operating LLC Term Loan F 3.00%, due 1/3/21	1,972,355	1,945,645
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.50%, due 6/30/23	1,622,704	1,605,210

		3,550,855

Mining 0.2%
Noranda Aluminum Acquisition Corp. New Term Loan B 5.75%, due 2/28/19	1,563,636	1,297,818

Miscellaneous—Manufacturing 0.2%
Gates Global, Inc. Term Loan B 4.25%, due 7/5/21	1,925,450	1,894,161

Oil & Gas 0.3%
Fieldwood Energy LLC 2nd Lien Term Loan 8.375%, due 9/30/20	3,000,000	2,283,750

M-460	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments (continued)
Packaging & Containers 0.2%
Reynolds Group Holdings, Inc. New Dollar Term Loan 4.50%, due 12/1/18	$1,692,850	$1,696,025

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 3.50%, due 8/5/20	1,035,056	1,031,174

Pipelines 0.3%
Energy Transfer Equity, L.P. New Term Loan 3.25%, due 12/2/19	2,750,000	2,728,085

Real Estate 0.5%
Realogy Corp. New Term Loan B 3.75%, due 3/5/20	4,454,774	4,442,247

Software 0.1%
First Data Corp. New 2018 Extended Term Loan 3.687%, due 3/24/18	1,000,000	996,250

Telecommunications 0.8%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	500,000	495,729
Level 3 Financing, Inc. 2015 Term Loan B2 3.50%, due 5/31/22	1,600,000	1,587,501
SBA Senior Finance II LLC Term Loan B1 3.25%, due 3/24/21	4,399,240	4,355,859

		6,439,089

Total Loan Assignments (Cost $112,790,430)		111,363,719

Mortgage-Backed Securities 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.0%‡
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 2.496%, due 11/25/35 (f)	60,195	53,251
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.721%, due 7/25/36 (f)	40,946	39,548

		92,799

	Principal Amount	Value

Residential Mortgages (Collateralized Mortgage Obligations) 0.0%‡
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	$23,927	$22,729
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 1.969%, due 11/25/36 (f)	37,029	32,704

		55,433

Total Mortgage-Backed Securities (Cost $141,007)		148,232

Federal Agency 0.4%
Federal Home Loan Bank 0.4%
1.125%, due 9/28/16	3,820,000	3,829,963

Total Federal Agency (Cost $3,834,275)		3,829,963

Total Long-Term Bonds (Cost $759,151,503)		749,118,789

	Shares
Common Stock 0.1%
Auto Manufacturers 0.1%
General Motors Co.	14,784	492,751

Total Common Stock (Cost $450,610)		492,751

Convertible Preferred Stocks 0.2%
Banks 0.1%
♦Bank of America Corp. Series L 7.25%	400	444,800
Wells Fargo & Co. Series L 7.50%	400	470,000

		914,800

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 4.75%	2,800	406,000

Iron & Steel 0.1%
ArcelorMittal 6.00%	36,000	561,960

Total Convertible Preferred Stocks (Cost $2,064,210)		1,882,760

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-461

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Number of Warrants	Value

Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $10.00 Expires 7/10/16 (g)	7,425	$176,492
Strike Price $10.00 Expires 7/10/19 (g)	3,655	58,663

Total Warrants (Cost $233,707)		235,155

	Principal Amount
Short-Term Investment 10.6%
Repurchase Agreement 10.6%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $90,469,039 (Collateralized by a Federal National Mortgage Association security with a rate of 2.11% and a maturity date of 11/7/22, with a Principal Amount of $95,065,000 and a Market Value of $92,279,215)	$90,469,039	90,469,039

Total Short-Term Investment (Cost $90,469,039)		90,469,039

Total Investments (Cost $852,369,069) (h)	98.3%	842,198,494
Other Assets, Less Liabilities	1.7	14,682,554
Net Assets	100.0%	$856,881,048
‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2015.

(d)	PIK (“Payment in Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(e)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2015.

(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2015.

(g)	Non-income producing security.

(h)	As of June 30, 2015, cost was $852,734,090 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$11,792,005
Gross unrealized depreciation	(22,327,601)

Net unrealized depreciation	$(10,535,596)

As of June 30, 2015, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Sales Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	7/16/15	JPMorgan Chase Bank	EUR	8,996,000	$10,034,210	$3,153
Pound Sterling vs. U.S. Dollar	7/16/15	JPMorgan Chase Bank	GBP	5,750,000	8,877,770	(156,039)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(152,886)

M-462	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of June 30, 2015, the Portfolio held the following Futures Contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(1,812)	September 2015	$(396,714,750)	$(494,990)
Euro-Bund	(135)	September 2015	(22,876,713)	(144,693)
			$(419,591,463)	$(639,683)

1.	As of June 30, 2015, cash in the amount of $1,702,154 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2015.

As of June 30, 2015, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$87,000,000	USD	11/19/2016	Fixed 0.723%	3-Month USD-LIBOR	$—	$(81,419)	$(81,419)
$50,000,000	USD	2/6/2017	Fixed 0.768%	3-Month USD-LIBOR	—	(21,592)	(21,592)
$50,000,000	USD	3/23/2017	Fixed 0.843%	3-Month USD-LIBOR	(1,454)	(52,829)	(51,375)
$50,000,000	USD	3/24/2017	Fixed 0.842%	3-Month USD-LIBOR	(1,094)	(50,333)	(49,239)
$100,000,000	USD	4/7/2017	Fixed 0.790%	3-Month USD-LIBOR	8,328	16,465	8,137
$50,000,000	USD	4/16/2017	Fixed 0.768%	3-Month USD-LIBOR	—	38,944	38,944
$120,000,000	USD	4/17/2017	Fixed 0.766%	3-Month USD-LIBOR	—	98,380	98,380
$120,000,000	USD	4/21/2017	Fixed 0.769%	3-Month USD-LIBOR	—	103,108	103,108
$125,000,000	USD	4/29/2017	Fixed 0.786%	3-Month USD-LIBOR	—	87,300	87,300
$120,000,000	USD	5/6/2017	Fixed 0.861%	3-Month USD-LIBOR	—	(52,224)	(52,224)
					$5,780	$85,800	$80,020

As of June 30, 2015, the Portfolio held the following centrally cleared credit default swap contract1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Markit iTraxx Europe Crossover Series 23	6/20/2020	Buy	$5,000	(5.00)%	$(561,584)	$(420,073)	$141,511

1.	As of June 30, 2015, cash in the amount of $3,735,366 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contract at the time they were opened and the value at June 30, 2015.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-463

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

The following abbreviations are used in the preceding pages:

EUR—Euro

GBP—British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,333,399	$—	$1,333,399
Convertible Bonds	—	9,139,605	—	9,139,605
Corporate Bonds	—	618,620,792	—	618,620,792
Foreign Bonds	—	4,683,079	—	4,683,079
Loan Assignments (b)	—	107,647,775	3,715,944	111,363,719
Mortgage-Backed Securities	—	148,232	—	148,232
Federal Agency	—	3,829,963	—	3,829,963

Total Long-Term Bonds	—	745,402,845	3,715,944	749,118,789

Common Stock	492,751	—	—	492,751
Convertible Preferred Stocks	1,882,760	—	—	1,882,760
Warrants	235,155	—	—	235,155
Short-Term Investment
Repurchase Agreement	—	90,469,039	—	90,469,039

Total Investments in Securities	2,610,666	835,871,884	3,715,944	842,198,494

Other Financial Instruments
Credit Default Swap Contract (c)	—	141,511	—	141,511
Foreign Currency Forward Contract (c)	—	3,153	—	3,153
Interest Rate Swap Contracts (c)	—	335,869	—	335,869

Total Other Financial Instruments	—	480,533	—	480,533

Total Investments in Securities and Other Financial Instruments	$2,610,666	$836,352,417	$3,715,944	$842,679,027

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (c)	$(639,683)	$—	$—	$(639,683)
Foreign Currency Forward Contract (c)	—	(156,039)	—	(156,039)
Interest Rate Swap Contracts (c)	—	(255,849)	—	(255,849)

Total Other Financial Instruments	$(639,683)	$(411,888)	$—	$(1,051,571)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Includes $2,728,406 and $987,538 of Level 3 securities held in Auto Parts & Equipment and Chemicals, respectively, which represent Loan Assignments whose values were obtained from an independent pricing service which utilized significant unobservable inputs to determine each such value as referenced in the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2015, securities with a market value of $10,574,183 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant unobseravble inputs. As of December 31, 2014, the fair value obtained for these Loan Assignments, from an independent pricing service, utilized significant unobservable inputs. (See Note 2)

M-464	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (b)	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2015 (a)
Long-Term Bonds
Loan Assignments
Auto Parts & Equipment	$3,665,953	$(902)	$(10,964)	$94,194	$2,711,375	$(3,731,250)	$—	$—	$2,728,406	$17,031
Chemicals	985,000	353	23	7,162	—	(5,000)	—	—	987,538	7,110
Commercial Services	2,449,148	—	—	—	—	—	—	(2,449,148)	—	—
Electrical Components & Equipment	3,665,710	—	—	—	—	—	—	(3,665,710)	—	—
Hand & Machine Tools	2,981,069	326	4,367	87,506	—	(3,073,268)	—	—	—	—
Iron & Steel	4,459,325	—	—	—	—	—	—	(4,459,325)	—	—

Total	$18,206,205	$(223)	$(6,574)	$188,862	$2,711,375	$(6,809,518)	$—	$(10,574,183)	$3,715,944	$24,141

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-465

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $761,900,030)	$751,729,455
Repurchase agreement, at value (identified cost $90,469,039)	90,469,039
Cash collateral on deposit at broker	5,437,520
Cash denominated in foreign currencies (identified cost $1,944,317)	1,977,281
Receivables:
Dividends and interest	9,867,750
Investment securities sold	6,968,112
Fund shares sold	992,201
Variation margin on futures contracts	49,008
Variation margin on centrally cleared swaps	51,048
Other assets	3,988
Unrealized appreciation on foreign currency forward contracts	3,153

Total assets	867,548,555

Liabilities
Due to custodian	1,252,173
Payables:
Investment securities purchased	8,275,799
Manager (See Note 3)	405,153
Fund shares redeemed	333,191
NYLIFE Distributors (See Note 3)	138,433
Shareholder communication	51,725
Professional fees	32,461
Custodian	18,496
Trustees	392
Accrued expenses	3,645
Unrealized depreciation on foreign currency forward contracts	156,039

Total liabilities	10,667,507

Net assets	$856,881,048

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$85,486
Additional paid-in capital	874,197,238

874,282,724
Undistributed net investment income	3,931,701
Accumulated net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(10,588,201)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	(10,588,727)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(156,449)

Net assets	$856,881,048

Initial Class
Net assets applicable to outstanding shares	$176,953,335

Shares of beneficial interest outstanding	17,616,428

Net asset value per share outstanding	$10.04

Service Class
Net assets applicable to outstanding shares	$679,927,713

Shares of beneficial interest outstanding	67,869,931

Net asset value per share outstanding	$10.02

M-466	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$18,396,901
Dividends	72,907

Total income	18,469,808

Expenses
Manager (See Note 3)	2,312,888
Distribution and service—Service Class (See Note 3)	780,337
Shareholder communication	55,126
Professional fees	45,462
Custodian	25,414
Trustees	6,531
Interest expense	248
Miscellaneous	11,592

Total expenses	3,237,598

Net investment income (loss)	15,232,210

Realized and Unrealized Gain (Loss) on Investments, Unfunded Commitments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(3,684,828)
Futures transactions	(2,565,200)
Swap transactions	(3,484,951)
Foreign currency transactions	1,265,255

Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(8,469,724)

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	178,071
Futures contracts	(953,106)
Swap contracts	388,263
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(495,839)

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts, swap contracts and foreign currency transactions	(882,611)

Net realized and unrealized gain (loss) on investments, unfunded commitments, futures transactions, swap transactions and foreign currency transactions	(9,352,335)

Net increase (decrease) in net assets resulting from operations	$5,879,875

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-467

Statement of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,232,210	$23,581,170
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(8,469,724)	1,708,007
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts, swap contracts and foreign currency transactions	(882,611)	(20,812,694)

Net increase (decrease) in net assets resulting from operations	5,879,875	4,476,483

Dividends to shareholders:
From net investment income:
Initial Class	(2,962,005)	(5,552,876)
Service Class	(10,319,825)	(16,673,475)

Total dividends to shareholders	(13,281,830)	(22,226,351)

Capital share transactions:
Net proceeds from sale of shares	133,512,531	366,480,894
Net asset value of shares issued to shareholders in reinvestment of dividends	13,281,830	22,226,351
Cost of shares redeemed	(20,647,096)	(37,684,342)

Increase (decrease) in net assets derived from capital share transactions	126,147,265	351,022,903

Net increase (decrease) in net assets	118,745,310	333,273,035

Net Assets
Beginning of period	738,135,738	404,862,703

End of period	$856,881,048	$738,135,738

Undistributed net investment income at end of period	$3,931,701	$1,981,321

M-468	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,				April 29, 2011** through December 31,
	2015*		2014	2013	2012		2011
Net asset value at beginning of period	$10.12		$10.32	$10.32	$9.60		$10.00

Net investment income (loss) (a)	0.20		0.45	0.49	0.54		0.31
Net realized and unrealized gain (loss) on investments	(0.12)		(0.28)	(0.04)	0.81		(0.47)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.03	(0.02)	(0.01)		0.02

Total from investment operations	0.09		0.20	0.43	1.34		(0.14)

Less dividends and distributions:
From net investment income	(0.17)		(0.40)	(0.43)	(0.53)		(0.26)
From net realized gain on investments	—		—	(0.00)‡	(0.09)		—

Total dividends and distributions	(0.17)		(0.40)	(0.43)	(0.62)		(0.26)

Net asset value at end of period	$10.04		$10.12	$10.32	$10.32		$9.60

Total investment return	0.95	%(b)	1.92%	4.17%	13.88%		(1.32	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.02	%††	4.31%	4.69%	5.30%		4.74	% ††
Net expenses (excluding short sale expenses)	0.62	%††	0.64%	0.65%	0.65%		0.71	% ††
Expenses (including short sales expenses)	0.62	%††	0.64%	0.65%	0.65%		0.78	% ††
Short sale expenses	—		—	—	0.00	%(c)	0.07	% ††
Portfolio turnover rate	10%		18%	23%	39%		7%
Net assets at end of period (in 000’s)	$176,953		$166,855	$105,972	$133,840		$188,333

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-469

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,				April 29, 2011** through December 31,
	2015*		2014	2013	2012		2011
Net asset value at beginning of period	$10.09		$10.29	$10.30	$9.60		$10.00

Net investment income (loss) (a)	0.19		0.42	0.47	0.52		0.31
Net realized and unrealized gain (loss) on investments	(0.11)		(0.28)	(0.04)	0.79		(0.49)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.03	(0.03)	(0.01)		0.03

Total from investment operations	0.09		0.17	0.40	1.30		(0.15)

Less dividends and distributions:
From net investment income	(0.16)		(0.37)	(0.41)	(0.51)		(0.25)
From net realized gain on investments	—		—	(0.00)‡	(0.09)		—

Total dividends and distributions	(0.16)		(0.37)	(0.41)	(0.60)		(0.25)

Net asset value at end of period	$10.02		$10.09	$10.29	$10.30		$9.60

Total investment return	0.82	%(b)	1.67%	3.91%	13.58%		(1.48	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.77	%††	4.06%	4.47%	5.03%		4.81	% ††
Net expenses (excluding short sale expenses)	0.87	%††	0.89%	0.90%	0.90%		0.95	% ††
Expenses (including short sales expenses)	0.87	%††	0.89%	0.90%	0.90%		1.03	% ††
Short sale expenses	—		—	—	0.00	%(c)	0.08	% ††
Portfolio turnover rate	10%		18%	23%	39%		7%
Net assets at end of period (in 000’s)	$679,928		$571,281	$298,891	$148,966		$39,824

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Less than one-hundredth of a percent.

M-470	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP U.S. Small Cap Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	3.75%	6.04%	16.81%	10.36%	0.83%
Service Class Shares	3.62	5.78	16.51	10.08	1.08

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 2500™ Index[3]	4.81%	5.92%	17.85%	9.09%
Average Lipper Variable Products Small-Cap Core Portfolio[4]	4.09	5.09	16.78	8.09

1.	Performance figures shown for the ten-year period ended June 30, 2015 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 10.35% for Initial Class shares and 10.08% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P SmallCap 600® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-471

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Small Cap Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,037.50	$4.09	$1,020.80	$4.06

Service Class Shares	$1,000.00	$1,036.20	$5.35	$1,019.50	$5.31

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.81% for Initial Class and 1.06% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-472	MainStay VP U.S. Small Cap Portfolio

Industry Composition as of June 30, 2015 (Unaudited)

Banks	13.5%
Health Care Equipment & Supplies	7.3
Machinery	6.3
Specialty Retail	4.8
Health Care Providers & Services	4.5
Electronic Equipment, Instruments & Components	3.8
Textiles, Apparel & Luxury Goods	3.8
Thrifts & Mortgage Finance	3.7
Communications Equipment	3.3
Hotels, Restaurants & Leisure	3.1
Building Products	2.9
Real Estate Investment Trusts	2.9
Chemicals	2.8
Capital Markets	2.7
Aerospace & Defense	2.4
IT Services	2.4
Auto Components	1.9
Electric Utilities	1.8
Media	1.7
Multi-Utilities	1.7

Semiconductors & Semiconductor Equipment	1.6%
Road & Rail	1.5
Containers & Packaging	1.4
Diversified Consumer Services	1.4
Food Products	1.4
Household Durables	1.4
Software	1.4
Energy Equipment & Services	1.3
Paper & Forest Products	1.3
Commercial Services & Supplies	1.2
Diversified Telecommunication Services	1.0
Food & Staples Retailing	1.0
Internet Software & Services	1.0
Life Sciences Tools & Services	1.0
Diversified Financial Services	0.6
Construction Materials	0.4
Insurance	0.4
Short-Term Investment	3.4
Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page M-476 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	BankUnited, Inc.

2.	Bank of Hawaii Corp.

3.	Mueller Industries, Inc.

4.	LegacyTexas Financial Group, Inc.

5.	Brinker International, Inc.

6.	Integra LifeSciences Holdings Corp.

7.	Armstrong World Industries, Inc.

8.	Investors Bancorp, Inc.

9.	Woodward, Inc.

10.	Texas Capital Bancshares, Inc.

M-473

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers David Pearl and Michael Welhoelter, CFA, of Epoch Investment Partners, Inc., the Portfolio’s Subadvisor.

How did MainStay VP U.S. Small Cap Portfolio perform relative to its primary benchmark and peers for the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP U.S. Small Cap Portfolio returned 3.75% for Initial Class shares and 3.62% for Service Class shares. Over the same period, both share classes underperformed the 4.81% return of the Russell 2500™ Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes underperformed the 4.09% return of the Average Lipper1 Variable Products Small-Cap Core Portfolio for the six months ended June 30, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

The largest detractor from the Portfolio’s performance relative to the Russell 2500™ Index was stock selection in the information technology and materials sectors. Not owning several biotechnology and pharmaceutical companies in the Index that were involved in merger and acquisition activity during the reporting period also hurt the Portfolio’s relative performance. Stock selection helped performance relative to the benchmark in financials and, to a lesser degree, in industrials.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The Portfolio’s returns are primarily the result of finding companies that can increase their free cash flow and are committed to allocating it intelligently to benefit shareholders. We believe that understanding this “slow and steady” approach is more helpful to understanding results than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in this context for this strategy.

The information technology, materials and unassigned sectors (where the majority of merging biotechnology and pharmaceutical companies were grouped) made the weakest contributions to the Portfolio’s performance relative to the Russell 2500™ Index. (Contributions take weightings and total returns into account.) Stock selection in the financials and industrials sectors provided the most substantial positive relative contributions.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest contribution to the Portfolio’s absolute performance were Diamond Hill Investment Group, BankUnited and Universal Display Corporation. Diamond Hill Investment Group is a U.S. equity-focused investment management company located in Columbus, Ohio. The company posted strong results during the reporting period, and we believed that their investment strategies had very good long-term track records with ample capacity for growth. Universal Display shares rose after the company reported strong results. Universal Display is an intellectual property company with patents around organic light-emitting diode technology. The company monetizes its intellectual property through license agreements and material sales. BankUnited reported revenue growth that came in ahead of expectations during the reporting period. The company also benefitted from recent strength in the financials sector as investors anticipated that a rise in rates would benefit many banks and nonbank financial companies.

Among the stocks that detracted the most from the Portfolio’s absolute performance were insurance company eHealth, chemicals company Flotek and software company CommVault Systems. eHealth’s shares declined after the company reported revenue that was below its previously issued guidance. CommVault Systems shares declined after the company reported a decrease in fiscal 2015 third-quarter net income. The company develops software for backup, replication, disaster recovery and data discovery. The company has made significant investments to enhance its competitive positioning. We continued to hold the stock because we believed that profitability and cash flow might improve as productivity increases and the required level of capital expenditures declines. Flotek Industries, a leading provider of drilling supplies and specialty chemicals to the energy and mining industries, declined in concert with the general decline in the energy sector. At the end of the reporting period the company had a strong balance sheet and generated a large amount of free cash flow.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-474	MainStay VP U.S. Small Cap Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?

Several positions were added to the Portfolio, including Air Methods, a provider of air medical-emergency transport services and systems throughout the United States. Over the last decade, through a combination of organic growth and acquisitions, the company has increased its revenue at a significant rate. We believed that Air Methods, through a combination of increasing volume, hospital conversions, price increases and new base openings, would be able to generate considerable growth. Another addition was Flushing Financial, a community bank with 17 branches in Queens, Brooklyn, Manhattan and Nassau County, New York. Flushing Financial’s loan originations have grown at a rapid pace and its pipeline has remained robust. The company has earned a reasonably high return on equity and, in our opinion, may be in a position to distribute excess capital to shareholders while at the same time supporting continued growth.

Among the positions we eliminated from the Portfolio was Bio-Reference Laboratories, which agreed to be acquired by Opko Health at more than a 30% premium to Bio-Reference’s then-current stock price. The share price of clothing store Express had appreciated and reached our price target, so we eliminated the position from the Portfolio.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure to the industrials and consumer discretionary sectors, among others. Over the same period, the Portfolio decreased its exposure to information technology and utilities, among others.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the Portfolio’s most significantly overweight sector relative to the Russell 2500™ Index was consumer discretionary. As of the same date, the most significantly underweight sectors relative to the Index were energy and information technology.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-475

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value
Common Stocks 96.6%†
Aerospace & Defense 2.4%
Curtiss-Wright Corp.	55,215	$3,999,774
Hexcel Corp.	127,585	6,346,078

		10,345,852

Auto Components 1.9%
Dana Holding Corp.	196,385	4,041,603
Visteon Corp. (a)	38,430	4,034,382

		8,075,985

Banks 13.5%
♦Bank of Hawaii Corp.	134,735	8,984,130
♦BankUnited, Inc.	301,730	10,841,159
CVB Financial Corp.	336,367	5,923,423
First Financial Bancorp	232,375	4,168,807
Flushing Financial Corp.	214,125	4,498,766
♦Investors Bancorp, Inc.	619,032	7,614,094
♦LegacyTexas Financial Group, Inc.	275,665	8,325,083
♦Texas Capital Bancshares, Inc. (a)	118,520	7,376,685

		57,732,147

Building Products 2.9%
♦Armstrong World Industries, Inc. (a)	145,290	7,741,051
Simpson Manufacturing Co., Inc.	138,500	4,709,000

		12,450,051

Capital Markets 2.7%
Diamond Hill Investment Group, Inc.	34,090	6,806,409
Pzena Investment Management, Inc. Class A	100,713	1,112,879
Waddell & Reed Financial, Inc. Class A	72,380	3,424,298

		11,343,586

Chemicals 2.8%
Chemtura Corp. (a)	133,255	3,772,449
Flotek Industries, Inc. (a)	285,145	3,572,867
Innophos Holdings, Inc.	89,890	4,731,809

		12,077,125

Commercial Services & Supplies 1.2%
Waste Connections, Inc.	111,550	5,256,236

Communications Equipment 3.3%
Harmonic, Inc. (a)	1,058,913	7,232,376
Ubiquiti Networks, Inc.	221,060	7,055,130

		14,287,506

Construction Materials 0.4%
United States Lime & Minerals, Inc.	31,635	1,838,626

Containers & Packaging 1.4%
Silgan Holdings, Inc.	112,480	5,934,445

	Shares	Value
Diversified Consumer Services 1.4%
Service Corp. International	196,755	$5,790,500

Diversified Financial Services 0.6%
CBOE Holdings, Inc.	44,465	2,544,287

Diversified Telecommunication Services 1.0%
Lumos Networks Corp.	277,020	4,097,126

Electric Utilities 1.8%
Great Plains Energy, Inc.	189,830	4,586,293
Westar Energy, Inc.	93,855	3,211,718

		7,798,011

Electronic Equipment, Instruments & Components 3.8%
National Instruments Corp.	140,014	4,124,812
OSI Systems, Inc. (a)	73,510	5,203,773
Universal Display Corp. (a)	135,135	6,990,534

		16,319,119

Energy Equipment & Services 1.3%
Dril-Quip, Inc. (a)	45,046	3,389,711
Oil States International, Inc. (a)	63,150	2,351,075

		5,740,786

Food & Staples Retailing 1.0%
SpartanNash Co.	134,092	4,363,354

Food Products 1.4%
B&G Foods, Inc.	202,385	5,774,044

Health Care Equipment & Supplies 7.3%
Greatbatch, Inc. (a)	90,100	4,858,192
♦Integra LifeSciences Holdings Corp. (a)	122,516	8,253,903
Sirona Dental Systems, Inc. (a)	50,339	5,055,042
Teleflex, Inc.	49,355	6,685,135
Tornier N.V. (a)	53,630	1,340,214
Wright Medical Group, Inc. (a)	198,640	5,216,286

		31,408,772

Health Care Providers & Services 4.5%
Air Methods Corp. (a)	128,390	5,307,643
U.S. Physical Therapy, Inc.	132,469	7,254,002
WellCare Health Plans, Inc. (a)	77,620	6,584,505

		19,146,150

Hotels, Restaurants & Leisure 3.1%
♦Brinker International, Inc.	143,960	8,299,294
Monarch Casino & Resort, Inc. (a)	231,521	4,760,072

		13,059,366

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

M-476	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Household Durables 1.4%
M/I Homes, Inc. (a)	234,045	$5,773,890

Insurance 0.4%
eHealth, Inc. (a)	118,530	1,504,146

Internet Software & Services 1.0%
Monster Worldwide, Inc. (a)	672,973	4,401,243

IT Services 2.4%
EVERTEC, Inc.	281,170	5,972,051
Forrester Research, Inc.	123,795	4,459,096

		10,431,147

Life Sciences Tools & Services 1.0%
Bio-Rad Laboratories, Inc. Class A (a)	27,305	4,112,406

Machinery 6.3%
John Bean Technologies Corp.	167,350	6,290,686
♦Mueller Industries, Inc.	245,368	8,519,177
Mueller Water Products, Inc. Class A	503,555	4,582,351
♦Woodward, Inc.	138,145	7,596,594

		26,988,808

Media 1.7%
Morningstar, Inc.	92,517	7,359,727

Multi-Utilities 1.7%
Vectren Corp.	186,730	7,185,370

Paper & Forest Products 1.3%
KapStone Paper and Packaging Corp.	248,145	5,737,112

Real Estate Investment Trusts 2.9%
Blackstone Mortgage Trust, Inc. Class A	182,050	5,064,631
CubeSmart	190,550	4,413,138
NorthStar Realty Finance Corp.	183,905	2,924,089

		12,401,858

Road & Rail 1.5%
Werner Enterprises, Inc.	237,620	6,237,525

Semiconductors & Semiconductor Equipment 1.6%
CEVA, Inc. (a)	101,182	1,965,966
Cypress Semiconductor Corp. (a)	423,045	4,975,009

		6,940,975

Software 1.4%
CommVault Systems, Inc. (a)	145,880	6,186,771

	Shares	Value
Specialty Retail 4.8%
Big 5 Sporting Goods Corp.	276,460	$3,928,497
Caleres, Inc.	215,405	6,845,571
Hibbett Sports, Inc. (a)	118,910	5,538,828
Pier 1 Imports, Inc.	322,420	4,072,164

		20,385,060

Textiles, Apparel & Luxury Goods 3.8%
Iconix Brand Group, Inc. (a)	117,230	2,927,233
Movado Group, Inc.	156,221	4,242,962
Steven Madden, Ltd. (a)	166,420	7,119,448
Vince Holding Corp. (a)	160,400	1,921,592

		16,211,235

Thrifts & Mortgage Finance 3.7%
Brookline Bancorp, Inc.	537,815	6,071,931
Capitol Federal Financial, Inc.	364,250	4,385,570
TrustCo Bank Corp.	785,080	5,519,113

		15,976,614

Total Common Stocks (Cost $352,979,986)		413,216,961

	Principal Amount
Short-Term Investment 3.4%
Repurchase Agreement 3.4%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $14,478,129 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $15,395,000 and a Market Value of $14,768,454)	$14,478,129	14,478,129

Total Short-Term Investment (Cost $14,478,129)		14,478,129

Total Investments (Cost $367,458,115) (b)	100.0%	427,695,090
Other Assets, Less Liabilities	(0.0)‡	(108,901)
Net Assets	100.0%	$427,586,189

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of June 30, 2015, cost was $367,832,824 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$69,894,147
Gross unrealized depreciation	(10,031,881)

Net unrealized appreciation	$59,862,266

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-477

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$413,216,961	$—	$—	$413,216,961
Short-Term Investment
Repurchase Agreement	—	14,478,129	—	14,478,129

Total Investments in Securities	$413,216,961	$14,478,129	$—	$427,695,090

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2015, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-478	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $367,458,115)	$427,695,090
Receivables:
Dividends	446,392
Fund shares sold	267,811
Investment securities sold	46,535
Other assets	1,823

Total assets	428,457,651

Liabilities
Payables:
Investment securities purchased	455,753
Manager (See Note 3)	275,148
NYLIFE Distributors (See Note 3)	42,329
Fund shares redeemed	36,346
Shareholder communication	27,241
Professional fees	27,054
Custodian	4,019
Trustees	168
Accrued expenses	3,404

Total liabilities	871,462

Net assets	$427,586,189

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,938
Additional paid-in capital	301,733,751

301,764,689
Undistributed net investment income	3,229,929
Accumulated net realized gain (loss) on investments	62,354,596
Net unrealized appreciation (depreciation) on investments	60,236,975

Net assets	$427,586,189

Initial Class
Net assets applicable to outstanding shares	$223,786,111

Shares of beneficial interest outstanding	15,951,005

Net asset value per share outstanding	$14.03

Service Class
Net assets applicable to outstanding shares	$203,800,078

Shares of beneficial interest outstanding	14,987,230

Net asset value per share outstanding	$13.60

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-479

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends	$2,877,121

Expenses
Manager (See Note 3)	1,569,271
Distribution and service—Service Class (See Note 3)	248,422
Professional fees	28,528
Shareholder communication	28,512
Custodian	5,584
Trustees	3,423
Miscellaneous	8,670

Total expenses	1,892,410

Net investment income (loss)	984,711

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	16,037,898
Net change in unrealized appreciation (depreciation) on investments	(2,471,036)

Net realized and unrealized gain (loss) on investments	13,566,862

Net increase (decrease) in net assets resulting from operations	$14,551,573

M-480	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$984,711	$2,207,308
Net realized gain (loss) on investments	16,037,898	46,568,744
Net change in unrealized appreciation (depreciation) on investments	(2,471,036)	(25,137,459)

Net increase (decrease) in net assets resulting from operations	14,551,573	23,638,593

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(547,041)
Service Class	—	(232,385)

	—	(779,426)

From net realized gain on investments:
Initial Class	—	(12,862,636)
Service Class	—	(14,703,877)

	—	(27,566,513)

Total dividends and distributions to shareholders	—	(28,345,939)

Capital share transactions:
Net proceeds from sale of shares	42,411,844	83,386,539
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	28,345,939
Cost of shares redeemed	(33,431,712)	(128,753,051)

Increase (decrease) in net assets derived from capital share transactions	8,980,132	(17,020,573)

Net increase (decrease) in net assets	23,531,705	(21,727,919)

Net Assets
Beginning of period	404,054,484	425,782,403

End of period	$427,586,189	$404,054,484

Undistributed net investment income at end of period	$3,229,929	$2,245,218

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-481

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$13.52		$13.78	$10.06	$8.96	$9.31	$7.45

Net investment income (loss) (a)	0.04		0.09	0.05	0.09	0.04	0.08
Net realized and unrealized gain (loss) on investments	0.47		0.72	3.76	1.05	(0.33)	1.78

Total from investment operations	0.51		0.81	3.81	1.14	(0.29)	1.86

Less dividends and distributions:
From net investment income	—		(0.04)	(0.09)	(0.04)	(0.06)	(0.00)‡
From net realized gain on investments	—		(1.03)	—	—	—	—

Total dividends and distributions	—		(1.07)	(0.09)	(0.04)	(0.06)	(0.00)‡

Net asset value at end of period	$14.03		$13.52	$13.78	$10.06	$8.96	$9.31

Total investment return	3.77	%(b)(c)	6.59%	37.90%	12.80%	(2.75%)	25.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61	%††	0.68%	0.39%	0.98%	0.46%	0.98%
Net expenses	0.81	%††	0.82%	0.82%	0.83%	0.84%	0.85%
Portfolio turnover rate	20%		42%	40%	32%	46%	70%
Net assets at end of period (in 000’s)	$223,786		$204,562	$232,795	$128,576	$141,113	$107,627

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$13.12		$13.41	$9.80	$8.73	$9.07	$7.27

Net investment income (loss) (a)	0.02		0.06	0.01	0.06	0.02	0.07
Net realized and unrealized gain (loss) on investments	0.46		0.70	3.67	1.03	(0.30)	1.73

Total from investment operations	0.48		0.76	3.68	1.09	(0.28)	1.80

Less dividends and distributions:
From net investment income	—		(0.02)	(0.07)	(0.02)	(0.06)	—
From net realized gain on investments	—		(1.03)	—	—	—	—

Total dividends and distributions	—		(1.05)	(0.07)	(0.02)	(0.06)	—

Net asset value at end of period	$13.60		$13.12	$13.41	$9.80	$8.73	$9.07

Total investment return	3.66	%(b)(c)	6.33%	37.56%	12.52%	(2.99%)	24.76	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35	%††	0.44%	0.13%	0.69%	0.19%	0.84%
Net expenses	1.06	%††	1.07%	1.07%	1.08%	1.09%	1.10%
Portfolio turnover rate	20%		42%	40%	32%	46%	70%
Net assets at end of period (in 000’s)	$203,800		$199,493	$192,987	$124,643	$115,651	$132,906

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-482	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Van Eck Global Hard Assets Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	–1.38%	–29.58%	–6.17%	0.93%

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
S&P North American Natural Resources Sector Index[2]	–4.14%	–25.71%	–1.87%
S&P 500® Index[2]	1.23	7.42	15.58
Average Lipper Variable Products Natural Resources Portfolio[3]	–3.08	–26.62	–6.28

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Natural Resources Portfolio is representative of portfolios that, by portfolio practice, invest primarily in the equity securities of domestic companies engaged in the exploration, development, production, or distribution of natural resources. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-483

Cost in Dollars of a $1,000 Investment in MainStay VP Van Eck Global Hard Assets Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015 to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$986.20	$4.58	$1,020.20	$4.66

1.	Expenses are equal to the Portfolio’s annualized expense ratio of 0.93% multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-484	MainStay VP Van Eck Global Hard Assets Portfolio

Portfolio Composition as of June 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page M-488 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	Glencore PLC

2.	First Quantum Minerals, Ltd.

3.	Cimarex Energy Co.

4.	Schlumberger, Ltd.

5.	Concho Resources, Inc.
6.	EOG Resources, Inc.

7.	Anadarko Petroleum Corp.

8.	Pioneer Natural Resources Co.

9.	Halliburton Co.

10.	SunEdison, Inc.

M-485

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Charles T. Cameron and Shawn Reynolds of Van Eck Associates Corporation (“Van Eck”), the Portfolio’s Subadvisor.

How did MainStay VP Van Eck Global Hard Assets Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2015?

For the six months ended June 30, 2015, MainStay VP Van Eck Global Hard Assets Portfolio returned –1.38% for Initial Class shares. Over the same period, the Portfolio outperformed the –4.14% return of the S&P North American Natural Resources Sector Index,1 which is the Portfolio’s broad-based securities-market index, but underperformed the 1.23% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio. The Portfolio outperformed the –3.08% return of the Average Lipper1 Variable Products Natural Resources Portfolio for the six months ended June 30, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

Two key aspects of the Portfolio influenced its outperformance of the S&P North American Natural Resources Sector Index. The first was the absence of any position in the integrated oil & gas subindustry, which recorded a loss during the reporting period. The second was the Portfolio’s overweight position in the oil & gas exploration & production subindustry, which registered positive performance during the period.

Which subindustries were the strongest positive contributors to the Portfolio’s relative performance, and which subindustries were particularly weak?

The strongest positive contributions to the Portfolio’s performance, relative to the S&P North American Natural Resources Sector Index, came from positions in the oil & gas exploration & production subindustry, underweight positioning in the integrated oil & gas subindustry, and overweight positioning in the semiconductor equipment subindustry. The Portfolio did not have exposure to the integrated oil & gas subindustry, which underperformed during the reporting period. The S&P North American Natural Resources Sector Index did not hold any positions within the semiconductor equipment subindustry, which performed well during the reporting period.

The weakest contributions to the Portfolio’s relative performance came from overweight positioning in the coal & consumable fuels, diversified metals & mining and gold subindustries. All three subindustries performed poorly during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive individual contributors to the Portfolio’s absolute performance were energy-related companies. Semiconductor equipment company SunEdison, involved in solar and wind alternative energy, benefited from the strength of its position in the market. Oil & gas exploration & production companies Diamondback Energy and Concho Resources both benefited from the high quality of their assets.

The Portfolio’s most significant detractor from absolute performance was coal & consumable fuels company Consol Energy, which was a victim of the weak natural gas and coal market. Diversified metals & mining company Glencore also detracted. During the reporting period, the company was hit not only by disappointing China growth and exposure to coal and zinc but also by the continuing woes in the copper market. Another detractor was international oil & gas exploration & production company Afren.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio made significant purchases in the oil & gas exploration & production, diversified metals & mining, and gold subindustries. We established a new position in oil & gas exploration & production company Bonanza Creek Energy. Positions were increased in diversified metals & mining company First Quantum Minerals and gold company Goldcorp.

The Portfolio’s largest sales during the reporting period included positions in oil & gas exploration & production company Marathon Oil, oil & gas equipment & services company National Oilwell Varco and the railroad company CSX. Each position was entirely eliminated by the end of the reporting period.

How did the Portfolio’s subindustry weightings change during the reporting period?

The Portfolio increased its weightings in the oil & gas exploration & production, oil & gas transportation & storage, and semiconductor equipment subindustries. The Portfolio decreased its weightings in the coal & consumable fuels and oil & gas equipment & services subindustries.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-486	MainStay VP Van Eck Global Hard Assets Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2015, the Portfolio had no allocation to the integrated oil & gas subindustry, making that subindustry a substantially underweight position in relation to the S&P North American Natural Resources Sector Index. As of the same date, the Portfolio’s next most substantially underweight position was in the oil & gas storage & transportation subindustry, fol-

lowed by a slightly less underweight position in the oil & gas equipment & services subindustry.

As of June 30, 2015, the Portfolio’s most substantially overweight position relative to the S&P North American Natural Resources Sector Index was in the diversified metals & mining subindustry. As of the same date, the Portfolio’s next most substantially overweight positions were in the gold subindustry and in the oil & gas exploration & production subindustry.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-487

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value
Common Stocks 96.7%†
Canada 12.6%
Agnico Eagle Mines, Ltd. (Metals & Mining)	132,593	$3,762,353
Agrium, Inc. (Chemicals)	85,300	9,037,535
Barrick Gold Corp. (Metals & Mining)	348,200	3,711,812
Eldorado Gold Corp. (Metals & Mining)	987,900	4,089,906
♦First Quantum Minerals, Ltd. (Metals & Mining)	1,583,300	20,700,792
Goldcorp, Inc. (Metals & Mining)	747,700	12,112,740
New Gold, Inc. (Metals & Mining) (a)	1,006,400	2,707,216
Osisko Gold Royalties, Ltd. (Metals & Mining)	44,820	564,107
Yamana Gold, Inc. (Metals & Mining)	782,631	2,347,893

		59,034,354

Norway 1.6%
Golar LNG, Ltd. (Oil, Gas & Consumable Fuels)	136,000	6,364,800
Seadrill, Ltd. (Energy Equipment & Services)	125,100	1,293,534

		7,658,334

South Africa 0.5%
Petra Diamonds, Ltd. (Metals & Mining) (a)(b)(c)	1,009,400	2,361,583

Switzerland 4.7%
♦Glencore PLC (Metals & Mining) (a)	5,497,930	22,054,402

United Kingdom 2.5%
Genel Energy PLC (Oil, Gas & Consumable Fuels) (a)	180,600	1,438,703
Ophir Energy PLC (Oil, Gas & Consumable Fuels) (a)	1,089,700	1,938,200
Randgold Resources, Ltd., ADR (Metals & Mining)	120,900	8,094,255

		11,471,158

United States 74.8%
Advanced Drainage Systems, Inc. (Building Products)	110,800	3,249,764
♦Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	214,600	16,751,676
Antero Resources Corp. (Oil, Gas & Consumable Fuels) (a)	129,400	4,443,596
Baker Hughes, Inc. (Energy Equipment & Services)	82,500	5,090,250
Bonanza Creek Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	213,500	3,896,375
Cameron International Corp. (Energy Equipment & Services) (a)	48,300	2,529,471
CF Industries Holdings, Inc. (Chemicals)	111,900	7,192,932
♦Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	175,300	19,337,343

	Shares	Value
United States (continued)
Commercial Metals Co. (Metals & Mining)	348,200	$5,599,056
♦Concho Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	167,500	19,071,550
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)	551,600	11,991,784
Cummins, Inc. (Machinery)	64,000	8,396,160
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	179,400	13,523,172
Dril-Quip, Inc. (Energy Equipment & Services) (a)	62,500	4,703,125
♦EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	194,800	17,054,740
Freeport-McMoRan, Inc. (Metals & Mining)	378,100	7,040,222
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels) (a)	215,800	8,685,950
♦Halliburton Co. (Energy Equipment & Services)	369,600	15,918,672
Helmerich & Payne, Inc. (Energy Equipment & Services)	39,800	2,802,716
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	231,700	8,894,963
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels) (a)	406,600	5,115,028
Louisiana-Pacific Corp. (Paper & Forest Products) (a)	527,300	8,979,919
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	101,900	5,330,389
Nabors Industries, Ltd. (Energy Equipment & Services)	580,000	8,369,400
Newfield Exploration Co. (Oil, Gas & Consumable Fuels) (a)	153,600	5,548,032
Parsley Energy, Inc. Class A (Oil, Gas & Consumable Fuels) (a)	311,300	5,422,846
Phillips 66 (Oil, Gas & Consumable Fuels)	64,000	5,155,840
♦Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	119,400	16,559,586
Royal Gold, Inc. (Metals & Mining)	92,400	5,690,916
♦Schlumberger, Ltd. (Energy Equipment & Services)	223,800	19,289,322
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	220,300	2,222,827
SemGroup Corp. Class A (Oil, Gas & Consumable Fuels)	133,600	10,618,528
SM Energy Co. (Oil, Gas & Consumable Fuels)	235,900	10,879,708
SolarEdge Technologies, Inc. (Semiconductors & Semiconductor Equipment) (a)	27,000	981,450
Steel Dynamics, Inc. (Metals & Mining)	253,600	5,253,324

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

M-488	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United States (continued)
♦SunEdison, Inc. (Semiconductors & Semiconductor Equipment) (a)	484,700	$14,497,377
Superior Energy Services, Inc. (Energy Equipment & Services)	334,000	7,027,360
Union Pacific Corp. (Road & Rail)	47,300	4,511,001
United States Steel Corp. (Metals & Mining)	204,700	4,220,914
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	191,900	12,012,940
Westmoreland Coal Co. (Oil, Gas & Consumable Fuels) (a)	36,700	762,626
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels) (a)	167,700	5,634,720

		350,257,570

Total Common Stocks (Cost $507,237,207)		452,837,401

	Principal Amount
Short-Term Investment 1.4%
Repurchase Agreement 1.4%
United States 1.4%
State Street Bank and Trust Co. 0.00%, dated 6/30/15 due 7/1/15 Proceeds at Maturity $ 6,324,615 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 3/31/19, with a Principal Amount of $6,360,000 and a Market Value of $6,455,400) (Capital Markets)	$6,324,615	6,324,615

Total Short-Term Investment (Cost $6,324,615)		6,324,615

Total Investments (Cost $513,561,822) (d)	98.1%	459,162,016
Other Assets, Less Liabilities	1.9	8,981,622
Net Assets	100.0%	$468,143,638
(a)	Non-income producing security.

(b)	Illiquid security—As of June 30, 2015, the total market value of this security was $2,361,583, which represented 0.5% of the Portfolio’s net assets.

(c)	Restricted security.

(d)	As of June 30, 2015, cost was $514,186,429 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$50,600,115
Gross unrealized depreciation	(105,624,528)

Net unrealized depreciation	$(55,024,413)

The following abbreviation is used in the preceding pages:

ADR—American	Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-489

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$452,837,401	$—	$—	$452,837,401
Short-Term Investment
Repurchase Agreement	—	6,324,615	—	6,324,615

Total Investments in Securities	$452,837,401	$6,324,615	$—	$459,162,016

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2015, certain foreign securities with a market value of $29,417,985 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. (See Note 2)

As of June 30, 2015, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The table below sets forth the diversification of MainStay VP Van Eck Global Hard Assets Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Building Products	$3,249,764	0.7%
Capital Markets	6,324,615	1.4
Chemicals	16,230,467	3.5
Energy Equipment & Services	67,023,850	14.3
Machinery	8,396,160	1.8
Metals & Mining	110,311,491	23.5
Oil, Gas & Consumable Fuels	218,655,922	46.7
Paper & Forest Products	8,979,919	1.9
Road & Rail	4,511,001	1.0
Semiconductors & Semiconductor Equipment	15,478,827	3.3

	459,162,016	98.1
Other Assets, Less Liabilities	8,981,622	1.9

Net Assets	$468,143,638	100.0%

†	Percentages indicated are based on Portfolio net assets.

M-490	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $513,561,822)	$459,162,016
Cash denominated in foreign currencies (identified cost $14)	14
Receivables:
Investment securities sold	9,295,312
Dividends	245,521
Fund shares sold	34,467
Other assets	2,861

Total assets	468,740,191

Liabilities
Payables:
Manager (See Note 3)	360,746
Fund shares redeemed	178,354
Shareholder communication	35,331
Professional fees	14,177
Custodian	7,414
Trustees	531

Total liabilities	596,553

Net assets	$468,143,638

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$58,898
Additional paid-in capital	593,758,068

593,816,966
Undistributed net investment income	2,932,945
Accumulated net realized gain (loss) on investments and foreign currency transactions	(74,205,875)
Net unrealized appreciation (depreciation) on investments	(54,399,806)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(592)

Net assets	$468,143,638

Initial Class
Net assets applicable to outstanding shares	$468,143,638

Shares of beneficial interest outstanding	58,898,179

Net asset value per share outstanding	$7.95

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-491

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$3,619,774

Expenses
Manager (See Note 3)	2,173,528
Shareholder communication	35,334
Professional fees	32,496
Custodian	9,939
Trustees	4,371
Miscellaneous	13,635

Total expenses	2,269,303

Net investment income (loss)	1,350,471

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(21,516,491)
Foreign currency transactions	19,862

Net realized gain (loss) on investments and foreign currency transactions	(21,496,629)

Net change in unrealized appreciation (depreciation) on:
Investments	14,022,462
Translation of other assets and liabilities in foreign currencies	(592)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	14,021,870

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(7,474,759)

Net increase (decrease) in net assets resulting from operations	$(6,124,288)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $74,868.

M-492	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,350,471	$2,210,262
Net realized gain (loss) on investments and foreign currency transactions	(21,496,629)	(20,596,891)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	14,021,870	(86,819,633)

Net increase (decrease) in net assets resulting from operations	(6,124,288)	(105,206,262)

Dividends to shareholders:
From net investment income:
Initial Class	—	(2,294,311)

Capital share transactions:
Net proceeds from sale of shares	43,330,442	63,247,391
Net asset value of shares issued to shareholders in reinvestment of dividends	—	2,294,311
Cost of shares redeemed	(35,577,324)	(83,415,909)

Increase (decrease) in net assets derived from capital share transactions	7,753,118	(17,874,207)

Net increase (decrease) in net assets	1,628,830	(125,374,780)

Net Assets
Beginning of period	466,514,808	591,889,588

End of period	$468,143,638	$466,514,808

Undistributed net investment income at end of period	$2,932,945	$1,582,474

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-493

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,		February 17, 2012** through December 31,
	2015*		2014	2013	2012
Net asset value at beginning of period	$8.06		$9.97	$9.08	$10.00

Net investment income (loss)	0.02		0.04	0.05	0.08
Net realized and unrealized gain (loss) on investments	(0.13)		(1.91)	0.95	(1.00)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	(0.11)		(1.87)	1.00	(0.92)

Less dividends:
From net investment income	—		(0.04)	(0.11)	—

Net asset value at end of period	$7.95		$8.06	$9.97	$9.08

Total investment return	(1.36	%)(a)(b)	(18.81%)	10.96%	(9.20	%)(a)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.55	% ††	0.38%	0.46%	0.98	% ††
Net expenses	0.93	% ††	0.93%	0.93%	0.94	% ††
Portfolio turnover rate	8%		33%	31%	24%
Net assets at end of period (in 000’s)	$468,144		$466,515	$591,890	$608,978

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-494	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, as defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is comprised of thirty separate series (each a “Portfolio” and collectively, the “Portfolios”). Effective April 29, 2011, each Portfolio that was a series of MainStay VP Series Fund, Inc., a Maryland corporation, merged into a corresponding “shell” series of the Fund. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor portfolio. Therefore, for periods prior to April 29, 2011, any historical information provided for each such Portfolio is that of the corresponding predecessor portfolio. On April 29, 2011, the Fund assumed MainStay VP Series Fund, Inc.‘s registration statement pursuant to Rule 414 under the Securities Act of 1933, as amended.

The Portfolios commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
January 23, 1984	Bond and Common Stock
January 29, 1993	Cash Management, Cornerstone Growth, Government, Income Builder and S&P 500 Index
May 1, 1995	High Yield Corporate Bond and International Equity
October 1, 1996	Convertible
May 1, 1998	ICAP Select Equity, Large Cap Growth and U.S. Small Cap
July 2, 2001	Mid Cap Core
May 2, 2005	Balanced and Floating Rate
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation
April 29, 2011	Unconstrained Bond
February 17, 2012	Emerging Markets Equity, Eagle Small Cap Growth, Janus Balanced, MFS® Utilities, PIMCO Real Return, T. Rowe Price Equity Income and Van Eck Global Hard Assets
May 1, 2013	Marketfield
May 1, 2015	Cushing Renaissance Advantage

Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IX, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively, the “Asset Allocation Portfolios”) which operate as “funds-of-funds.” The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as series of The MainStay Funds, a Massachusetts business trust, and MainStay Funds Trust, a Delaware statutory trust, for which New York Life Investment Management LLC (“New York Life Investments” or the “Manager”) also serves as manager (the “Underlying Portfolios/Funds”).

On May 13, 2003, the Board of Directors of MainStay VP Series Fund, Inc. adopted a Multiple Class Plan under which the existing shares of each of the predecessor portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. On April 5, 2011, the Board of Trustees (the “Board”) of the Fund adopted a Multiple Class Plan that is the same in all material respects as the May 13, 2003, Multiple Class Plan. Under the terms of the Multiple Class Plan, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares. Van Eck Global Hard Assets Portfolio does not offer Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
June 4, 2003	Bond, Government, High Yield Corporate Bond and Income Builder
June 5, 2003	Common Stock, Convertible, Cornerstone Growth, ICAP Select Equity, International Equity, Mid Cap Core, S&P 500 Index and U.S. Small Cap
June 6, 2003	Large Cap Growth
May 2, 2005	Balanced and Floating Rate
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation
April 29, 2011	Unconstrained Bond
February 17, 2012	Emerging Markets Equity, Eagle Small Cap Growth, Janus Balanced, MFS® Utilities, PIMCO Real Return and T. Rowe Price Equity Income
May 1, 2013	Marketfield
May 1, 2015	Cushing Renaissance Advantage

The investment objective for each Portfolio is as follows:

Balanced:  seeks total return.

Bond:  seeks total return.

Cash Management:  seeks a high level of current income while preserving capital and maintaining liquidity.

M-495

Notes to Financial Statements (Unaudited) (continued)

Common Stock:  seeks long-term growth of capital.

Conservative Allocation:  seeks current income and, secondarily, long-term growth of capital.

Convertible:  seeks capital appreciation together with current income.

Cornerstone Growth:  seeks long-term growth of capital.

Cushing Renaissance Advantage:  seeks total return.

Eagle Small Cap Growth:  seeks long-term capital appreciation.

Emerging Markets Equity:  seeks long-term capital appreciation.

Floating Rate:  seeks high current income.

Government:  seeks current income.

Growth Allocation:  seeks long-term growth of capital.

High Yield Corporate Bond:  seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

ICAP Select Equity:  seeks total return.

Income Builder:  seeks current income consistent with reasonable opportunity for future growth of capital and income.

International Equity:  seeks long-term growth of capital.

Janus Balanced:  seeks long-term capital growth, consistent with preservation of capital and balanced current income.

Large Cap Growth:  seeks long-term growth of capital.

Marketfield:  seeks capital appreciation.

MFS® Utilities:  seeks total return.

Mid Cap Core:  seeks long-term growth of capital.

Moderate Allocation:  seeks long-term growth of capital and, secondarily, current income.

Moderate Growth Allocation:  seeks long-term growth of capital and, secondarily, current income.

PIMCO Real Return:  seeks maximum real return, consistent with preservation of real capital and prudent investment management.

S&P 500 Index:  seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

T. Rowe Price Equity Income:  seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

U.S. Small Cap:  seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

Unconstrained Bond:  seeks total return by investing primarily in domestic and foreign debt securities.

Van Eck Global Hard Assets:  seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a consideration.

Note 2–Significant Accounting Policies

Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Cash Management Portfolio seeks to maintain a net asset value (“NAV”) of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. The Portfolio has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so as such. An investment in the Cash Management Portfolio, and the other Portfolios, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of each Portfolio’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Portfolios (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Portfolios’ assets and liabilities) rests with New York Life Investments, aided to whatever extent necessary by the Subadvisor(s) (as defined in Note 3(A)) to each Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor(s) or the Portfolios’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable

M-496	MainStay VP Funds Trust

securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price a Portfolio would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Portfolio. Unobservable inputs reflect each Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2015, the aggregate value by input level of each Portfolio’s assets and liabilities is included at the end of each Portfolio’s respective Portfolio of Investments.

The Portfolios may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolios generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolios may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended June 30, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor(s) reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2015, the Balanced, Bond, Emerging Markets Equity, Government, High Yield Corporate Bond, Income Builder, and PIMCO Real Return Portfolios held securities with values of $360,636, $4,300,000, $614,768, $872,454, $54,590,697, $330,643, and $1,900,000, respectively, that were valued in such a manner.

Certain securities held by certain Portfolios may principally trade in foreign markets. Events may occur between the

M-497

Notes to Financial Statements (Unaudited) (continued)

time the foreign markets close and the time at which the Portfolios’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor(s) conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2015, no foreign equity securities held by a Portfolio were fair valued in such a manner.

Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day. Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds, as described in the paragraphs below. These securities are generally categorized as Level 1 in the hierarchy.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor(s). Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor(s) to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Securities held by the Cash Management Portfolio are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act, as amended. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2015, the Floating Rate, High Yield Corporate Bond and Unconstrained Bond Portfolios held Level 3 securities with a value of $24,924,164, $2,020,000 and $3,715,944 that were valued by utilizing significant unobservable inputs.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor(s) might wish to sell, and these securities could have the effect of decreasing

M-498	MainStay VP Funds Trust

the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisor(s) measures the liquidity of a Portfolio’s investments; in doing so, the Manager or Subadvisor(s) may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of each Portfolio’s investments, as shown in their respective accompanying Portfolio of Investments, was measured as of June 30, 2015 and can change at any time in response to market conditions.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of each Portfolio’s Level 3 securities are outlined in the tables below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

High Yield Corporate Bond
Asset Class	Fair Value at 6/30/15	Valuation Technique	Unobservable Inputs	Range/(Weighted Average)
Convertible Bond (2 positions)	$19,838,283	Income/Market Approach	Estimated Remaining Value	$118.6M
			Liquidity Discount	20%
			Discount Rate	9%
			EBITDA Multiple	5x
Corporate Bonds (4 positions)	28,829,811	Income/Market Approach	Discount Rate	15%
			Offered Quotes	$25.00 - 103.75/($71.82)
Common Stocks (4 positions)	5,920,918	Income/Market Approach	Estimated Remaining Value	$118.6M
			Liquidity Discount	20%
			Discount Rate	10% - 20%
			EBITDA Multiple	4.5x - 9.5x
Warrants (1 position)	1,685	Market Approach	Offered Quote	$0.50/($0.50)

	$54,590,697

(C)  Income Taxes.  Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolios’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolios’ financial statements. The Portfolios’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Foreign Taxes.  The Portfolios may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

The Portfolios may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The Portfolios will accrue such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invest. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). During the six-month period ended June 30, 2015, taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital

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gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(E)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends from net investment income, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. The Convertible, Income Builder and Unconstrained Bond Portfolios intend to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Each of the other Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares, of the applicable Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(F)  Security Transactions and Investment Income.  Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and include gains and losses from repayments of principal on mortgage-backed securities. Dividends and distributions received by the Asset Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased, other than Short-Term Investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The Cushing Renaissance Advantage Portfolio may invest no more than 25% of its assets in master limited partnerships (“MLPs”). Distributions on a master limited partnership are generally recorded based on the characterization reported on the Portfolio’s Form 1065, Schedule K-1, received from the MLP. The Portfolio records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP, as well as adjusting the cost basis of each MLP accordingly.

Distributions received from investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Cushing Renaissance Advantage Portfolio records its investment income on the ex-date of the distributions. For financial statement purposes, the Portfolio uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end.

The Cushing Renaissance Advantage Portfolio estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statements of Operations. For the six-months ended June 30, 2015, the Cushing Renaissance Advantage Portfolio estimated approximately 100% of the distributions received from MLPs to be from return of capital.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

A Portfolio may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(G)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B)), which are charged directly to the Service Class shares, are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Portfolio, including those incurred with related parties of each Portfolio, are shown on each Portfolio’s Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Asset

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Allocation Portfolio may vary. These indirect expenses of the Underlying Portfolios/Funds are not included in the amounts shown as expenses on each Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(H)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I)  Repurchase Agreements.  Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor(s), if any, to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor(s), if any, will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, a custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolios.

(J)  Reverse Repurchase Agreements.  A Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

(K)  Loan Assignments, Participations and Commitments.  The Floating Rate Portfolio principally invests in loan assignments and participations (“loans”). The High Yield Corporate Bond, Income Builder, Janus Balanced and Unconstrained Bond Portfolios may invest in loans. Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Loans are typically senior, secured and collateralized in nature. The Portfolios record an investment when the borrower withdraws money and record interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolios may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If a Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If a Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, a Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of a Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Portfolio’s Statement of Asset and Liabilities. As of June 30, 2015, the Portfolios did not hold any unfunded commitments.

(L)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a

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Notes to Financial Statements (Unaudited) (continued)

financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolios are subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. A Portfolio, with the exception of the Marketfield Portfolio, agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when a Portfolio seeks to close out a futures contract. If no liquid market exists, a Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. Each Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolios, the Portfolios may not be entitled to the return of the entire margin owed to the Portfolios, potentially resulting in a loss.

The Balanced, Bond, Government, Income Builder, Marketfield, PIMCO Real Return and Unconstrained Bond Portfolios may invest in futures contracts to try to enhance returns or reduce the risk of loss by hedging certain of their holdings. The Income Builder and Unconstrained Bond Portfolios may also invest in futures contracts in order to manage duration and yield curve exposures. The Income Builder Portfolio may also use equity index futures contracts to add exposure to the equity markets. The S&P 500 Index Portfolio may invest in futures contracts to maintain cash reserves, while fully invested, to facilitate trading or to reduce transaction cost. A Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio.

(M)  Securities Sold Short.  Certain Portfolios may engage in sales of securities they do not own (“short sales”) as part of their investment strategies. When a Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(B)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which a Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(N)  Delayed Delivery Transactions.  Certain Portfolios may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(O)  Foreign Currency Forward Contracts.  Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. These Portfolios are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the

M-502	MainStay VP Funds Trust

contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, a Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Income Builder, International Equity, Marketfield, MFS® Utilities, PIMCO Real Return and Unconstrained Bond Portfolios may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio’s assets. Moreover, there may be an imperfect correlation between a Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects a Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(P)  Foreign Currency Transactions.  The Portfolios’ books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on a Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(Q)  Swap Contracts.  Certain Portfolios may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Portfolio, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swaps agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is expected to be generally lower than uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the

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Notes to Financial Statements (Unaudited) (continued)

margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

A Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. A Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions. As of June 30, 2015, Marketfield, PIMCO Real Return and Unconstrained Bond Portfolios held swap contracts as presented in their respective Portfolio’s Portfolio of Investments.

(R)  Options Contracts.   A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. A Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

A Portfolio may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

A Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

During the six-month period ended June 30, 2015, Marketfield Portfolio had the following transactions in written options:

	Number of Contracts	Premium
Options outstanding at December 31, 2014	—	$—
Options—Canceled in closing transactions	(2,403)	(989,799)
Options written	7,744	1,271,656
Options exercised	(1,010)	(65,650)
Options expired	(3,226)	(58,068)
Options Outstanding at June 30, 2015	1,105	158,139

A Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.

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During the six-month period ended June 30, 2015, PIMCO Real Return had the following transactions in written Inflation-Capped Options and Options on Futures Contracts:

	Notional Amount	Premium
Options outstanding at December 31, 2014	$6,604,000	$136,498
Options written	7,438,000	236,984
Options bought back	(137,000)	(49,344)
Options excercised	(89,000)	(71,538)
Options expired	(13,466,000)	(213,716)
Options outstanding at June 30, 2015	$350,000	$38,884

(S)  Interest Rate Swaptions.  A Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. As of June 30, 2015, PIMCO Real Return Portfolio had the following transactions in Interest Rate Swaptions:

During the six-month period ended June 30, 2015, PIMCO Real Return Portfolio had the following transactions in Interest Rate Swaptions:

	Notional Amount	Premium
Options outstanding at December 31, 2014	$7,400,000	$92,500
Options bought back	(7,400,000)	(92,500)
Options outstanding at June 30, 2015	$—	$—

During the six-month period ended June 30, 2015, PIMCO Real Return Portfolio had the following transactions in Credit Default Swaptions:

	Notional Amount	Premium
Options outstanding at December 31, 2014	$—	$—
Options written	2,700,000	3,925
Options expired	(1,900,000)	(2,280)
Options outstanding at June 30, 2015	$800,000	$1,645

(T)  Dollar Rolls.  Certain Portfolios may enter into dollar roll transactions in which they sell mortgage-backed securities (“MBS”) from their portfolios to a counterparty from whom a Portfolio simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolios generally transfer MBS where the MBS are “to be announced,” therefore, the Portfolios account for these transactions as purchases and sales other than in the PIMCO Real Return Portfolio. If certain criteria are met, the entity entering into these transactions may be considered to be maintaining effective control over the assets transferred, and therefore these transactions may be considered financing transactions. The PIMCO Real Return Portfolio generally enters into dollar roll transactions that are considered financing transactions. In these cases the Portfolio will reverse the realized gains and losses on the sale and reclassify the difference between the sales price and the future purchase price as an adjustment to interest income. During the six-month period ended June 30, 2015, PIMCO Real Return Portfolio’s average amount of borrowing was $172,693,785 at a weighted average interest rate of 0.27%.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

A Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(U)  Treasury Inflation-Protected Securities.  The PIMCO Real Return Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

(V)  Securities Lending.  In order to realize additional income, each Portfolio, other than the Asset Allocation and Cash Management Portfolios, may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolios’ cash collateral in accordance with a lending agreement between the Portfolios and State Street, and indemnify the Portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will

M-505

Notes to Financial Statements (Unaudited) (continued)

consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower’s inability to return securities on loan. The Portfolios bear the risk of any loss on investment of the collateral. The Portfolios will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The Portfolios will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios. During the six-month period ended June 30, 2015, the Portfolios did not have any portfolio securities on loan.

(W)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. A Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolios are exposed to risk until the sale or exercise of each right or warrant is completed.

(X)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(Y)  Concentration of Risk.  The High Yield Corporate Bond and Unconstrained Bond Portfolios’ principal investments may include high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Floating Rate, High Yield Corporate Bond, Income Builder, Janus Balanced and Unconstrained Bond Portfolios’ principal investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these securities could decline significantly.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Cushing Renaissance Advantage Portfolio, under normal market conditions, may invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies, (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs, and (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry. The Portfolio’s concentration in the energy sector may subject it to a variety of risks associated with that sector.

The Cushing Renaissance Advantage Portfolio may invest in MLPs. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

The Portfolios may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(Z)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help a

M-506	MainStay VP Funds Trust

Portfolio mitigate its counterparty risk, certain Portfolios may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels or if the Portfolios fail to meet the terms of its ISDA Master Agreements. The result would cause the Portfolios to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

(AA)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

(BB)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Balanced, Bond, Emerging Markets Equity, Government, Income Builder, Marketfield, MFS® Utilities, PIMCO Real Return, S&P 500 Index and Unconstrained Bond Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Balanced

The Portfolio invested in futures contracts to help manage the duration and yield curve of the Portfolio.

Fair value of derivative instruments as of June 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$4,461	$4,461

Total Fair Value		$4,461	$4,461

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(32,127)	$(32,127)

Total Fair Value		$(32,127)	$(32,127)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

M-507

Notes to Financial Statements (Unaudited) (continued)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(178,439)	$(178,439)

Total Realized Gain (Loss)		$(178,439)	$(178,439)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$1,141	$1,141

Total Change in Unrealized Appreciation (Depreciation)		$1,141	$1,141

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$3,428,711	$3,428,711
Futures Contracts Short	$(2,556,570)	$(2,556,570)

Bond

The Portfolio invested in future contracts to help manage the duration and yield curve of the Portfolio.

Fair value of derivative instruments as of June 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$59,480	$59,480

Total Fair Value		$59,480	$59,480

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(307,537)	$(307,537)

Total Fair Value		$(307,537)	$(307,537)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

M-508	MainStay VP Funds Trust

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(535,216)	$(535,216)

Total Realized Gain (Loss)		$(535,216)	$(535,216)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(375,504)	$(375,504)

Total Change in Unrealized Appreciation (Depreciation)		$(375,504)	$(375,504)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$75,932,072	$75,932,072
Futures Contracts Short	$(4,318,875)	$(4,318,875)

Emerging Markets Equity

The Portfolio engaged in total return swap contracts to gain exposure to emerging market securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions.

Fair value of derivative instruments as of June 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Swap Contracts	Unrealized appreciation on swap contracts	$5,786,545	$5,786,545

Total Fair Value		$5,786,545	$5,786,545

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Swap Contracts	Unrealized depreciation on swap contracts	$(8,907,414)	$(8,907,414)

Total Fair Value		$(8,907,414)	$(8,907,414)

M-509

Notes to Financial Statements (Unaudited) (continued)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$17,991	$17,991
Swap Contracts	Net realized gain (loss) on swap transactions	(2,365,695)	(2,365,695)

Total Realized Gain (Loss)		$(2,347,704)	$(2,347,704)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	$(3,120,869)	$(3,120,869)

Total Change in Unrealized Appreciation (Depreciation)		$(3,120,869)	$(3,120,869)

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$2,616,625	$2,616,625
Swap Contracts Long	$51,635,661	$51,635,661
Swap Contracts Short	$(46,009,161)	$(46,009,161)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Deutsche Bank	$5,786,545	$(5,786,545)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Deutsche Bank	$(8,907,414)	$5,786,545	$—	$(3,120,869)

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

M-510	MainStay VP Funds Trust

Government

The Portfolio invested in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities.

Fair value of derivative instruments as of June 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$7,431	$7,431

Total Fair Value		$7,431	$7,431

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(776,651)	$(776,651)

Total Realized Gain (Loss)		$(776,651)	$(776,651)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$198,310	$198,310

Total Change in Unrealized Appreciation (Depreciation)		$198,310	$198,310

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(48,574,956)	$(48,574,956)

Income Builder

The Portfolio invested in Treasury future contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio also invested in domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

M-511

Notes to Financial Statements (Unaudited) (continued)

Fair value of derivative instruments as of June 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$84,228	$—	$84,228
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	12,440	—	—	12,440

Total Fair Value		$12,440	$84,228	$—	$96,668

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$(962,516)	$(171,616)	$(1,134,132)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(471,660)	—	—	(471,660)

Total Fair Value		$(471,660)	$(962,516)	$(171,616)	$(1,605,792)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$685,919	$(1,281,703)	$(595,784)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	3,581,170	—	—	3,581,170

Total Realized Gain (Loss)		$3,581,170	$685,919	$(1,281,703)	$2,985,386

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(1,154,127)	$(435,261)	$(1,589,388)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,454,719)	—	—	(1,454,719)

Total Change in Unrealized Appreciation (Depreciation)		$(1,454,719)	$(1,154,127)	$(435,261)	$(3,044,107)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$94,190,747	$—	$94,190,747
Futures Contracts Short	$—	$—	$(184,630,240)	$(184,630,240)
Forward Contracts Long	$23,224,614	$—	$—	$23,224,614
Forward Contracts Short	$(72,063,954)	$—	$—	$(72,063,954)

M-512	MainStay VP Funds Trust

Marketfield

The Portfolio invested in options and futures contracts in order to gain exposure to that portion of the market and to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. The Portfolio invested in credit default swap contracts in order to provide a measure of protection against defaults of sovereign or corporate issuers.

Fair value of derivative instruments as of June 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	Investments in securities, at value	$—	$260,353	$—	$—	$260,353
Purchased Options	Investments in securities, at value	—	—	772,578	696,625	1,469,203
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts	—	—	971,252	—	971,252
Swap Contracts	Premiums paid for swap contracts	192,553	—	—	—	192,553
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	219,464	—	—	219,464

Total Fair Value		$192,553	$479,817	$1,743,830	$696,625	$3,112,825

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts	$—	$—	$(790,856)	$—	$(790,856)
Swap Contracts	Unrealized depreciation on swap contracts	(67,497)	—	—	—	(67,497)
Written Options	Investments in written options, at value	—	—	(98,590)	—	(98,590)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(766,679)	—	—	(766,679)

Total Fair Value		$(67,497)	$(766,679)	$(889,446)	$—	$(1,723,622)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	Net realized gain (loss) on investment transactions	$—	$(209,942)	$—	$—	$(209,942)
Purchased Options	Net realized gain (loss) on investment transactions	—	—	(4,567,971)	—	(4,567,971)
Written Options	Net realized gain (loss) on written option transactions	—	—	268,370	448,705	717,075
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(2,618,631)	(707,890)	(3,326,521)
Swap Contracts	Net realized gain (loss) on swap transactions	(46,771)	—	—	—	(46,771)

Total Realized Gain (Loss)		$(46,771)	$(209,942)	$(6,918,232)	$(259,185)	$(7,434,130)

M-513

Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	Net change in unrealized appreciation (depreciation) on investments	$—	$(1,504,036)	$—	$—	$(1,504,036)
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	—	—	13,646	(148,947)	(135,301)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	2,606,022	—	2,606,022
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	21,412	—	—	—	21,412
Written Options	Net change in unrealized appreciation (depreciation) on written option contracts	—	—	59,549	—	59,549
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(547,215)	—	—	(547,215)

Total Change in Unrealized Appreciation (Depreciation)		$21,412	$(2,051,251)	$2,679,217	$(148,947)	$500,431

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	$—	$186,395,607	$—	$—	$186,395,607
Purchased Options	$—	$—	$699,250	$883,000	$1,582,250
Swap Contracts	$4,497,068	$—	$—	$—	$4,497,068
Written Options	$—	$—	$(178,660)	$(744,000)	$(922,660)
Futures Contracts Long	$—	$—	$59,038,776	$114,977	$59,153,753
Futures Contracts Short	$—	$—	$(45,164,429)	$—	$(45,164,429)
Forward Contracts Long	$—	$3,444,849	$—	$—	$3,444,849
Forward Contracts Short	$—	$(53,830,501)	$—	$—	$(53,830,501)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Barclay’s Capital, Inc.	$666,983	$(64,030)	$—	$602,953
Citibank N.A.	126,430	—	—	126,430

	$793,413	$(64,030)	$—	$729,383

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Barclay’s Capital, Inc.	$64,030	$(64,030)	$—	$—
Credit Suisse International	737,448	—	—	737,448

	$801,478	$(64,030)	$—	$737,448

*	Represents the net amount receivable from the counterparty in the event of default.
†	Represents the net amount payable to the counterparty in the event of default.

M-514	MainStay VP Funds Trust

MFS® Utilities

The Portfolio invested in foreign currency forward contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

Fair value of derivative instruments as of June 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$355,182	$355,182

Total Fair Value		$355,182	$355,182

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(5,112,894)	$(5,112,894)

Total Fair Value		$(5,112,894)	$(5,112,894)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency transactions	$(103,603)	$(103,603)

Total Realized Gain (Loss)		$(103,603)	$(103,603)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$(10,603,161)	$(10,603,161)

Total Change in Unrealized Appreciation (Depreciation)		$(10,603,161)	$(10,603,161)

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long	$17,164,915	$17,164,915
Forward Contracts Short	$(167,008,572)	$(167,008,572)

M-515

Notes to Financial Statements (Unaudited) (continued)

PIMCO Real Return

The Portfolio invested in inflation rate swaps to defend against potential rising interest rates. The Portfolio also invested in foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. The Portfolio wrote call options to decrease the Portfolio’s exposure to underlying instruments.

Fair value of derivative instruments as of June 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Investments in securities, at value	$—	$—	$8,937	$8,937
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options (a)	—	—	19,997	19,997
Swap Contracts	Unrealized appreciation on swap contracts (b)	123	—	922,370	922,493
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	1,903,165	—	1,903,165

Total Fair Value		$123	$1,903,165	$951,304	$2,854,592

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Investments in written options, at value	$(2,574)	$—	$(32,098)	$(34,672)
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	—	—	(658,235)	(658,235)
Swap Contracts	Unrealized depreciation on swap contracts (b)	(43,329)	—	(1,239,258)	(1,282,587)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(739,440)	—	(739,440)

Total Fair Value		$(45,903)	$(739,440)	$(1,929,591)	$(2,714,934)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk		Foreign Exchange Contracts Risk		Interest Rate Contracts Risk	Total
Purchased Options	Net realized gain (loss) on investments/security transactions	$		$		$(77,014)	$(77,014)
Written Options	Net realized gain (loss) on written option transactions		2,280		101,134	86,095	189,509
Futures Contracts	Net realized gain (loss) on futures transactions		—		—	(1,051,530)	(1,051,530)
Swap Contracts	Net realized gain (loss) on swap transactions		30,365		—	(2,708,088)	(2,677,723)
Forward Contracts	Net realized gain (loss) on foreign currency transactions		—		(128,781)	—	(128,781)

Total Realized Gain (Loss)			$32,645		$(27,647)	$(3,750,537)	$(3,745,539)

M-516	MainStay VP Funds Trust

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$34,240	$34,240
Written Options	Net change in unrealized appreciation (depreciation) on written options	(929)	(24,068)	6,500	(18,497)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	(688,133)	(688,133)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(37,391)	—	3,171,886	3,134,495
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(1,746,347)	—	(1,746,347)

Total Change in Unrealized Appreciation (Depreciation)		$(38,320)	$(1,770,415)	$2,524,493	$715,758

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	$(1,533,333)	$(6,483,333)	$(184,667)	$(8,201,333)
Written Inflation-Capped Options	$—	$—	$(300,000)	$(300,000)
Purchased Options	$—	$—	$3,046,900	$3,046,900
Interest Rate Swaption Contracts	$—	$—	$(4,650,000)	$(4,650,000)
Futures Contracts Long	$—	$—	$17,413,269	$17,413,269
Futures Contracts Short	$—	$—	$(223,536,761)	$(223,536,761)
Swap Contracts	$10,290,667	$—	$211,668,333	$221,959,000
Forward Contracts Long	$—	$45,921,181	$—	$45,921,181
Forward Contracts Short	$—	$(121,135,171)	$—	$(121,135,171)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Credit Suisse International	$1,265,028	$(764,068)	$—	$500,960
JPMorgan Chase Bank	818,253	(504,545)	—	313,708

	$2,083,281	$(1,268,613)	$—	$814,668

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Credit Suisse International	$764,068	$(764,068)	$—	$—
JPMorgan Chase Bank	504,545	(504,545)	—	—

	$1,268,613	$(1,268,613)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

M-517

Notes to Financial Statements (Unaudited) (continued)

S&P 500 Index

The Portfolio invested in futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

Fair value of derivative instruments as of June 30, 2015:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(1,520,145)	$(1,520,145)

Total Fair Value		$(1,520,145)	$(1,520,145)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$4,283,650	$4,283,650

Total Realized Gain (Loss)		$4,283,650	$4,283,650

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,856,573)	$(1,856,573)

Total Change in Unrealized Appreciation (Depreciation)		$(1,856,573)	$(1,856,573)

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$74,230,908	$74,230,908

Unconstrained Bond

The Portfolio invested in Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. The Portfolio also invested in interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Portfolio, rather than directly investing in an instrument yielding that desired return and to hedge against credit and interest rate risk.

Fair value of derivative instruments as of June 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Swap Contracts	Unrealized appreciation on swap contracts (a)	$141,511	$—	$335,869	$477,380
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	3,153	—	3,153

Total Fair Value		$141,511	$3,153	$335,869	$480,533

M-518	MainStay VP Funds Trust

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	$—	$—	$(639,683)	$(639,683)
Swap Contracts	Unrealized depreciation on swap contracts (a)	—	—	(255,849)	(255,849)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(156,039)	—	(156,039)

Total Fair Value		$—	$(156,039)	$(895,532)	$(1,051,571)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(2,565,200)	$(2,565,200)
Swap Contracts	Net realized gain (loss) on swap transactions	(310,711)	—	(3,174,240)	(3,484,951)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	1,429,864	—	1,429,864

Total Realized Gain (Loss)		$(310,711)	$1,429,864	$(5,739,440)	$(4,620,287)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$(953,106)	$(953,106)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	207,020	—	181,243	388,263
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(525,383)	—	(525,383)

Total Change in Unrealized Appreciation (Depreciation)		$207,020	$(525,383)	$(771,863)	$(1,090,226)

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short	$—	$—	$(445,357,123)	$(445,357,123)
Swap Contracts	$5,000,000	$—	$719,500,000	$724,500,000
Forward Contracts Long	$—	$9,528,107	$—	$9,528,107
Forward Contracts Short	$—	$(22,676,957)	$—	$(22,676,957)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolios’ investment manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). New York Life Investments manages the

Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios directly without the use of a subadvisor.

Candriam Belgium (“Candriam”), a registered investment adviser, serves as Subadvisor to a portion of the Emerging Markets Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

M-519

Notes to Financial Statements (Unaudited) (continued)

Cornerstone Capital Management LLC (“Cornerstone Capital”), a registered investment adviser, serves as the Subadvisor to the Cornerstone Growth Portfolio (formerly known as Growth Equity Portfolio) pursuant to the terms of a Subadvisory Agreement with New York Life Investments. Cornerstone Capital is an affiliate of New York Life Investments.

Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) (formerly Madison Square Investors LLC), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Common Stock, International Equity, Mid Cap Core, S&P 500 Index, the equity portion of Balanced Portfolio and a portion of the Emerging Markets Equity Portfolio, pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Cushing® Asset Management, LP (“Cushing”), a registered investment adviser, serves as Subadvisor to the Cushing Renaissance Advantage Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Eagle Asset Management, Inc. (“Eagle”), a registered investment adviser, serves as Subadvisor to the Eagle Small Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Epoch Investment Partners, Inc. (“Epoch”), a registered investment adviser, serves as Subadvisor to the U.S. Small Cap Portfolio and the equity portion of the Income Builder Portfolio pursuant to the terms of an amended and restated Subadvisory Agreement with New York Life Investments.

Institutional Capital LLC (“ICAP”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Select Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Janus Capital Management LLC (“Janus”), a registered investment adviser and wholly owned subsidiary of Janus Capital Group, Inc. (“JCGI”), serves as Subadvisor to the Janus Balanced Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Convertible, Government, High Yield Corporate Bond, Unconstrained Bond, and the overall asset allocation and fixed-income portion of Income Builder Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Marketfield Asset Management LLC (“Marketfield”), a registered investment adviser, serves as Subadvisor to the Marketfield Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Massachusetts Financial Services Company (“MFS®”), a registered investment adviser and an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), serves as Subadvisor to the MFS® Utilities Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

NYL Investors LLC (“NYL Investors”) a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: the fixed-income portion of the Balanced, Bond, Cash Management and Floating Rate, pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Pacific Investment Management Company LLC (“PIMCO”), a registered investment adviser, serves as Subadvisor to the PIMCO Real Return Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), a registered investment adviser, serves as Subadvisor to the T. Rowe Price Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Van Eck Associates Corporation (“Van Eck”), a registered investment adviser, serves as Subadvisor to the Van Eck Global Hard Assets Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Winslow Capital Management, Inc. (“Winslow”), a registered investment adviser, serves as Subadvisor to the Large Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Pursuant to the terms of Subadvisory Agreements between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of each Subadvisor.

Pursuant to the Management Agreement referenced above, New York Life Investments also serves as administrator for the Portfolios. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolios and the operational expenses of the Portfolios. The Portfolios reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Portfolios. For more information on the Portfolios’ methodology for allocating expenses, see Note 2(G).

State Street provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various

M-520	MainStay VP Funds Trust

aspects of the Portfolios’ administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

The Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios’ investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. From time to time, New York Life Investments may voluntarily limit the Cash Management Portfolio’s expenses to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This limitation may be revised or terminated by New York Life Investments at any time without notice.

Portfolio	Annual Rate on Average Daily Net Assets		Effective Management Fee Rate*
Balanced	0.70%	(a)	0.70%
Bond	0.50%	(b)	0.48%
Cash Management	0.45%	(c)	0.45%
Common Stock	0.55%	(d)	0.54%
Conservative Allocation	0.00%		0.00%
Convertible	0.60%	(e)	0.59%
Cornerstone Growth	0.70%	(f)	0.70%
Cushing Renaissance Advantage	1.25%		1.25%
Eagle Small Cap Growth	0.81%	(g)	0.81%
Emerging Markets Equity	1.10%	(h)	1.11%
Floating Rate	0.60%	(i)	0.60%
Government	0.50%	(j)	0.50%
Growth Allocation	0.00%		0.00%
High Yield Corporate Bond	0.57%	(k)	0.56%
ICAP Select Equity	0.80%	(l)	0.76%
Income Builder	0.57%	(m)	0.57%
International Equity	0.89%	(n)	0.89%
Janus Balanced	0.55%	(o)	0.55%
Large Cap Growth	0.75%	(p)	0.74%
Marketfield	1.40%	(q)	1.40%
MFS® Utilities	0.73%	(r)	0.72%
Mid Cap Core	0.85%	(s)	0.85%
Moderate Allocation	0.00%		0.00%
Moderate Growth Allocation	0.00%		0.00%
PIMCO Real Return	0.50%		0.50%
S&P 500 Index	0.25%	(t)	0.24%
T. Rowe Price Equity Income	0.75%	(u)	0.74%

Portfolio	Annual Rate on Average Daily Net Assets		Effective Management Fee Rate*
Unconstrained Bond	0.60%	(v)	0.58%
U.S. Small Cap	0.80%	(w)	0.77%
Van Eck Global Hard Assets	0.89%	(x)	0.89%

*	The effective management fee rate is exclusive of any applicable waivers/reimbursements.

(a)	Up to $1 billion; 0.65% from $1 billion to $2 billion and 0.60% in excess of $2 billion.

(b)	Up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion and 0.44% in excess of $3 billion. Prior to May 1, 2015 the management fee rate was 0.45% in excess of $1 billion.

(c)	Up to $500 million; 0.40% from $500 million to $1 billion and 0.35% in excess of $1 billion. From time to time, New York Life Investments may limit expenses of the Portfolio to the extent it deems appropriate to enhance the yield of the Portfolio during periods when expenses have a significant impact on the yield of the Portfolio because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by New York Life Investments at any time without notice. During the six-month period ended June 30, 2015, New York Life Investments waived its fees in the amount of $954,172.

(d)	Up to $500 million; 0.525% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(e)	Up to $500 million; 0.55% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(f)	Up to $500 million; 0.675% from $500 million to $1 billion and 0.65% in excess of $1 billion.

(g)	New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2016 and may only be amended or terminated prior to that date by action of the Board.

(h)	Up to $1 billion and 1.09% in excess of $1 billion. Prior to May 1, 2015 the management fee rate was 1.20%.

(i)	Up to $1 billion; 0.575% from $1 billion to $3 billion and 0.565% in excess of $3 billion.

(j)	Up to $500 million; 0.475% on assets from $500 million to $1 billion and 0.45% in excess of $1 billion.

(k)	Up to $1 billion; 0.55% from $1 billion to $5 billion and 0.525% in excess of $5 billion.

(l)	Up to $250 million; 0.75% from $250 million to $1 billion and 0.74% in excess of $1 billion.

(m)	Up to $1 billion and 0.55% in excess of $1 billion.

(n)	Up to $500 million and 0.85% in excess of $500 million.

(o)	New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2016. During the six-month period ended June 30, 2015, New York Life Investments waived its fees in the amount of $6,695.

M-521

Notes to Financial Statements (Unaudited) (continued)

(p)	Up to $500 million; 0.725% from $500 million to $750 million, 0.71% from $750 million to $1 billion, 0.70% from $1 billion to $2 billion, 0.66% from $2 billion to $3 billion, 0.61% from $3 billion to $7 billion, 0.585% from $7 billion to $9 billion and 0.575% in excess of $9 billion. New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the MainStay VP Large Cap Growth Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time. During the six-month period ended June 30, 2015, New York Life Investments waived its fees in the amount of $6,436.

(q)	Up to $7.5 billion; 1.38% from $7.5 billion to $15 billion and 1.36% in excess of $15 billion. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 1.60% for Initial Class shares. New York Life Investments has voluntarily agreed to waive a portion of its management fee so that the management will be 1.34% on assets over $22.5 billion. This waiver may be discontinued by New York Life Investments at any time. New York Life Investments has agreed to apply an equivalent waiver or reimbursement in an equal to the number of basis points waived for the Initial Class shares to the Service Class shares. This agreement expires on May 1, 2016 and may not be amended or terminated prior to that date.

(r)	Up to $1 billion and 0.70% in excess of $1 billion.

(s)	Up to $1 billion and 0.80% in excess of $1 billion. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.86% for the Initial Class shares. New York Life Investments has agreed to apply an equivalent waiver or reimbursement in an equal to the number of basis points to the Service Class shares. This agreement expires on May 1, 2016 and may only be amended or terminated prior to that date by action of the Board. During the six-month period ended June 30, 2015, New York Life Investments waived its fees in the amount of $101,055.

(t)	Up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion and 0.20% in excess of $3 billion.

(u)	Up to $500 million and 0.725% on assets in excess of $500 million. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.85% for Initial Class and 1.10% for Service Class. This agreement expires on May 1, 2016 and may not be amended or terminated prior to that date. During the six-month period ended June 30, 2015, New York Life Investments did not waive any fees.

(v)	Up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion and 0.475% in excess of $5 billion. Prior to May 1, 2015, the management fee rate was 0.50% in excess of $1 billion.

(w)	Up to $200 million; 0.75% from $200 million to $500 million; 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion.

(x)	Up to $1 billion and 0.88% in excess of $1 billion.

(B)  Distribution and Service Fees.  NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life, serves as distributor to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement. With respect to the Service Class shares of all Portfolios offering such shares, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each applicable Portfolio.

(C)  Capital.  As of June 30, 2015, the Asset Allocation Portfolios held the following percentages of outstanding shares of affiliated investment companies:

Conservative Allocation Portfolio
MainStay Cushing MLP Premier Fund Class I	1.05%
MainStay Emerging Markets Opportunities Fund Class I	5.18
MainStay Epoch Global Choice Fund Class I	12.04
MainStay Epoch U.S. All Cap Fund Class I	3.97
MainStay ICAP Equity Fund Class I	1.45
MainStay ICAP International Fund Class I	1.70
MainStay International Opportunities Fund Class I	5.82
MainStay MAP Fund Class I	1.92
MainStay Short Duration High Yield Fund Class I	11.41
MainStay Total Return Bond Fund Class I	3.37
MainStay U.S. Equity Opportunities Fund Class I	4.48
MainStay VP Bond Portfolio Initial Class	42.25
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	17.02
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	4.73
MainStay VP Emerging Markets Equity Portfolio Initial Class	8.20
MainStay VP Floating Rate Portfolio Initial Class	23.62
MainStay VP High Yield Corporate Bond Portfolio Initial Class	4.73
MainStay VP International Equity Portfolio Initial Class	4.65
MainStay VP Large Cap Growth Portfolio Initial Class	5.94
MainStay VP Marketfield Portfolio Initial Class	18.72
MainStay VP Mid Cap Core Portfolio Initial Class	3.92
MainStay VP PIMCO Real Return Portfolio Initial Class	20.05
MainStay VP S&P 500 Index Portfolio Initial Class	1.11
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	6.32
MainStay VP U.S. Small Cap Portfolio Initial Class	7.24
MainStay VP Unconstrained Bond Portfolio Initial Class	21.81

M-522	MainStay VP Funds Trust

Growth Allocation Portfolio
MainStay Cushing MLP Premier Fund Class I	0.75%
MainStay Emerging Markets Opportunities Fund Class I	8.42
MainStay Epoch Global Choice Fund Class I	8.75
MainStay Epoch U.S. All Cap Fund Class I	8.62
MainStay ICAP Equity Fund Class I	3.80
MainStay ICAP International Fund Class I	3.07
MainStay International Opportunities Fund Class I	10.65
MainStay MAP Fund Class I	4.24
MainStay U.S. Equity Opportunities Fund Class I	10.01
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	22.19
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	9.68
MainStay VP Emerging Markets Equity Portfolio Initial Class	13.32
MainStay VP International Equity Portfolio Initial Class	8.32
MainStay VP Large Cap Growth Portfolio Initial Class	13.68
MainStay VP Marketfield Portfolio Initial Class	13.60
MainStay VP Mid Cap Core Portfolio Initial Class	8.78
MainStay VP S&P 500 Index Portfolio Initial Class	1.49
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	13.49
MainStay VP U.S. Small Cap Portfolio Initial Class	14.64

Moderate Allocation Portfolio
MainStay Cushing MLP Premier Fund Class I	1.32%
MainStay Emerging Markets Opportunities Fund Class I	8.92
MainStay Epoch Global Choice Fund Class I	15.30
MainStay Epoch U.S. All Cap Fund Class I	9.01
MainStay ICAP Equity Fund Class I	4.26
MainStay ICAP International Fund Class I	3.26
MainStay International Opportunities Fund Class I	11.24
MainStay MAP Fund Class I	4.56
MainStay Short Duration High Yield Fund Class I	10.68
MainStay Total Return Bond Fund Class I	4.28
MainStay U.S. Equity Opportunities Fund Class I	10.69
MainStay VP Bond Portfolio Initial Class	30.80
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	17.14
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	5.02
MainStay VP Emerging Markets Equity Portfolio Initial Class	14.12
MainStay VP Floating Rate Portfolio Initial Class	16.66
MainStay VP High Yield Corporate Bond Portfolio Initial Class	3.17
MainStay VP International Equity Portfolio Initial Class	8.93
MainStay VP Large Cap Growth Portfolio Initial Class	16.29
MainStay VP Marketfield Portfolio Initial Class	23.54
MainStay VP Mid Cap Core Portfolio Initial Class	7.57
MainStay VP PIMCO Real Return Portfolio Initial Class	25.24
MainStay VP S&P 500 Index Portfolio Initial Class	1.87
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	13.91
MainStay VP Unconstrained Bond Portfolio Initial Class	27.59
MainStay VP U.S. Small Cap Portfolio Initial Class	10.76

Moderate Growth Allocation Portfolio
MainStay Cushing MLP Premier Fund Class I	2.17%
MainStay Emerging Markets Opportunities Fund Class I	18.63
MainStay Epoch Global Choice Fund Class I	25.23
MainStay Epoch U.S. All Cap Fund Class I	19.40
MainStay ICAP Equity Fund Class I	8.25
MainStay ICAP International Fund Class I	7.28
MainStay International Opportunities Fund Class I	25.12
MainStay MAP Fund Class I	9.47
MainStay Short Duration High Yield Fund Class I	17.78
MainStay Total Return Bond Fund Class I	7.13
MainStay U.S. Equity Opportunities Fund Class I	22.75
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	42.76
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	22.53
MainStay VP Emerging Markets Equity Portfolio Initial Class	29.56
MainStay VP Floating Rate Portfolio Initial Class	28.90
MainStay VP High Yield Corporate Bond Portfolio Initial Class	5.71
MainStay VP International Equity Portfolio Initial Class	19.86
MainStay VP Large Cap Growth Portfolio Initial Class	32.73
MainStay VP Marketfield Portfolio Initial Class	38.77
MainStay VP Mid Cap Core Portfolio Initial Class	20.15
MainStay VP PIMCO Real Return Portfolio Initial Class	41.99
MainStay VP S&P 500 Index Portfolio Initial Class	3.67
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	29.82
MainStay VP Unconstrained Bond Portfolio Initial Class	46.13
MainStay VP U.S. Small Cap Portfolio Initial Class	34.92

As of June 30, 2015, the Floating Rate Portfolio held the following percentage of outstanding shares of an affiliated investment company:

MainStay High Yield Corporate Bond Fund Class I	0.16%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2014, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly, no capital gains

M-523

Notes to Financial Statements (Unaudited) (continued)

distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Portfolio	Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Cash Management	Unlimited	$302	$—
Emerging Markets Equity	Unlimited	$1,689,351	$29,586,587
Floating Rate	2016	$3,219,152	$—
	2017	2,462,270	—
	Unlimited	214,066	1,296,908
Total		$5,895,488	$1,296,908
Government	Unlimited	$749,414	$1,148,367
High Yield Corporate Bond	2017	$17,538,328	$—
International Equity	2016	$47,174,274	$—
	2017	39,289,908	—
	Unlimited	13,968,174	—
Total		$100,432,356	$—
Marketfield	Unlimited	$46,919,176	$3,547,848
PIMCO Real Return	Unlimited	$6,215,360	$37,996,096
Unconstrained Bond	Unlimited	$474,585	$1,245,142
Van Eck Global Hard Assets	Unlimited	$11,142,160	$40,942,576

During the year ended December 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2014
Portfolio	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
Balanced	$14,268,727	$11,464,383
Bond	20,760,414	—
Cash Management	60,860	—

	2014
Portfolio	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
Common Stock	$8,579,597	$—
Conservative Allocation	30,243,819	49,315,146
Convertible	32,486,629	10,318,920
Cornerstone Growth	12,817,350	82,967,811
Eagle Small Cap Growth	—	1,733,134
Emerging Markets Equity	3,979,637	—
Floating Rate	30,709,074	—
Government	7,797,225	882,083
Growth Allocation	6,768,516	32,090,257
High Yield Corporate Bond	162,458,070	—
ICAP Select Equity	17,227,702	—
Income Builder	26,944,763	20,576,745
International Equity	3,056,120	—
Janus Balanced	16,430,652	15,112,416
Large Cap Growth	18,679,524	70,839,591
MFS® Utilities	41,309,311	38,789,146
Mid Cap Core	69,768,020	60,433,098
Moderate Allocation	33,722,319	66,479,576
Moderate Growth Allocation	44,680,457	111,237,999
PIMCO Real Return	34,652,063	—
S&P 500 Index	18,835,570	—
T.Rowe Price Equity Income	21,046,018	29,123,533
Unconstrained Bond	22,226,351	—
U.S. Small Cap	779,426	27,566,513
Van Eck Global Hard Assets	2,294,311	—

Note 5–Restricted Securities

As of June 30, 2015, the following Portfolios held restricted securities:

Floating Rate

Security	Date of Acquisition	Principal Amount	Cost	6/30/15 Value	Percent of Net Assets
Samson Investment Co. New 2nd Lien Term Loan 5.00%, due 9/25/18	12/20/2013	$3,300,000	$3,322,090	$1,303,500	0.2%

M-524	MainStay VP Funds Trust

High Yield Corporate Bond

Security	Date(s) of Acquisition	Principal Amount/ Number of Warrants/ Shares	Cost	6/30/15 Value	Percent of Net Assets
Affinity Gaming LLC
Common Stock	10/24/12	75,000	$843,750	$787,500	0.0	%‡
ASG Corp.
Warrants Expire 5/15/18	4/30/10	3,370	—	1,685	0.0	‡
Chesapeake Energy Corp. (Escrow Claim Shares)
Corporate Bond 6.775%, due 3/15/19	11/26/14	$6,820,000	—	1,705,000	0.0	‡
Exide Technologies, Inc.
Common Stock	4/30/15	447,045	16,582,658	1,922,294	0.1
ION Media Networks, Inc.
Common Stock	3/12/10-12/20/10	725	1,099	315,049	0.0	‡
Neenah Enterprises, Inc.
Common Stock	7/29/10	230,859	1,955,376	2,807,245	0.1
Sterling Entertainment Enterprises LLC
Corporate Bond 9.75%, due 12/31/19	12/21/12	$10,000,000	10,000,000	10,375,000	0.4
Upstate New York Power Producers, Inc.
Common Stock	6/29/12	19,474	331,050	876,330	0.0	‡
Upstate New York Power Producers, Inc. (PIK)
Convertible Bond 20.00%, due 6/15/17	12/15/13-6/15/15	$1,517,132	1,629,977	1,653,674	0.1
Total			$31,343,910	$20,443,777	0.7%

‡	Less than one-tenth of a percent.

Income Builder

Security	Date of Acquisition	Shares	Cost	6/30/15 Value	Percent of Net Assets
ION Media Networks, Inc.
Common Stock	3/11/14	8	$13	$3,476	0.0%	‡

‡	Less than one-tenth of a percent.

MFS® Utilities

Security	Date of Acquisition	Principal Amount/ Shares	Cost	6/30/15 Value	Percent of Net Assets
Falcon Franchise Loan LLC Mortgage-Backed Security Series 2001-1, Class IO 6.62%, due 1/5/23	2/17/12	$12,067	$687	$1,285	0.0	%‡
Infrastrutture Wireless Italiane S.p.A
Common Stock	6/18/15	347,860	1,444,080	1,570,637	0.1
Total			$1,444,767	$1,571,922	0.1%

‡	Less than one-tenth of a percent.

Van Eck Global Hard Assets

Security	Dates of Acquisition	Shares	Cost	6/30/15 Value	Percent of Net Assets
Petra Diamonds, Ltd.
Common Stock	5/19/15-6/24/15	1,009,400	$2,540,296	$2,361,583	0.5%

M-525

Notes to Financial Statements (Unaudited) (continued)

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolios. Custodial fees are charged to the Portfolios based on the Portfolios’ net assets and/or the market value of securities held by the Portfolios and the number of certain cash transactions incurred by the Portfolios.

Note 7–Line of Credit

The Portfolios, except for Cash Management Portfolio and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among certain Portfolios and affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Portfolios, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum amount of $700,000,000. During the six-month period ended June 30, 2015, there were no borrowings made or outstanding with respect to the Portfolios under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2015, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

	U.S. Government Securities		Other
Portfolio	Purchases	Sales	Purchases	Sales
Balanced	$90,139	$70,248	$292,208	$273,922
Bond	1,781,023	1,654,900	304,002	336,348
Common Stock	—	—	432,715	427,362
Conservative Allocation	—	—	232,607	167,900
Convertible	—	—	197,440	223,256
Cornerstone Growth	—	—	258,361	280,134
Cushing Renaissance Advantage	—	—	20,973	22,392
Eagle Small Cap Growth	—	—	93,162	92,115
Emerging Markets Equity	—	—	517,942	492,034
Floating Rate	—	—	178,996	150,676
Government	3,055	16,104	945	3,108
Growth Allocation	—	—	186,392	116,735
High Yield Corporate Bond	—	—	584,772	543,139
ICAP Select Equity	—	—	494,637	513,613
Income Builder	—	13	115,153	57,577
International Equity	—	—	97,295	99,807
Janus Balanced	237,315	196,593	193,680	241,230
Large Cap Growth	—	—	250,018	279,086
Marketfield	—	—	227,360	225,422
MFS® Utilities	—	—	371,433	282,613
Mid Cap Core	—	—	816,523	776,105
Moderate Allocation	—	—	234,470	201,947
Moderate Growth Allocation	—	—	410,230	321,375
PIMCO Real Return	250,182	237,649	64,157	46,973
S&P 500 Index	—	—	19,786	15,463
T. Rowe Price Equity Income	—	—	71,491	86,137
U.S. Small Cap	—	—	85,800	79,521
Unconstrained Bond	3,838	—	198,727	71,031
Van Eck Global Hard Assets	—	—	68,961	39,412

M-526	MainStay VP Funds Trust

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2015, and the year ended December 31, 2014, were as follows:

Balanced

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	74,906	$1,137,859
Shares redeemed	(50,734)	(770,912)

Net increase (decrease)	24,172	$366,947

Year ended December 31, 2014:
Shares sold	89,247	$1,347,931
Shares issued to shareholders in reinvestment of dividends and distributions	74,655	1,072,740
Shares redeemed	(98,698)	(1,503,374)

Net increase (decrease)	65,204	$917,297

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	3,168,070	$47,600,400
Shares redeemed	(1,189,019)	(17,921,372)

Net increase (decrease)	1,979,051	$29,679,028

Year ended December 31, 2014:
Shares sold	3,731,923	$55,921,752
Shares issued to shareholders in reinvestment of dividends and distributions	1,728,288	24,660,370
Shares redeemed	(1,927,333)	(28,906,536)

Net increase (decrease)	3,532,878	$51,675,586

Bond

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	9,922,157	$144,929,658
Shares redeemed	(4,408,477)	(64,788,542)

Net increase (decrease)	5,513,680	$80,141,116

Year ended December 31, 2014:
Shares sold	6,212,588	$89,771,394
Shares issued to shareholders in reinvestment of dividends and distributions	1,011,345	14,496,574
Shares redeemed	(5,043,032)	(72,701,410)

Net increase (decrease)	2,180,901	$31,566,558

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	1,141,973	$16,571,680
Shares redeemed	(1,792,160)	(25,990,215)

Net increase (decrease)	(650,187)	$(9,418,535)

Year ended December 31, 2014:
Shares sold	2,450,519	$34,998,750
Shares issued to shareholders in reinvestment of dividends and distributions	440,756	6,263,840
Shares redeemed	(4,252,821)	(60,600,256)

Net increase (decrease)	(1,361,546)	$(19,337,666)

Cash Management

Initial Class (at $1 per share)	Shares
Six-month period ended June 30, 2015:
Shares sold	156,599,746
Shares issued to shareholders in reinvestment of dividends and distributions	27,111
Shares redeemed	(197,799,403)

Net increase (decrease)	(41,172,546)

Year ended December 31, 2014:
Shares sold	368,587,979
Shares issued to shareholders in reinvestment of dividends	60,849
Shares redeemed	(574,965,572)

Net increase (decrease)	(206,316,744)

Common Stock

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	643,264	$18,344,040
Shares redeemed	(973,507)	(27,566,222)

Net increase (decrease)	(330,243)	$(9,222,182)

Year ended December 31, 2014:
Shares sold	286,188	$7,471,921
Shares issued to shareholders in reinvestment of dividends and distributions	277,400	7,338,521
Shares redeemed	(2,006,415)	(52,145,502)

Net increase (decrease)	(1,442,827)	$(37,335,060)

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	1,009,521	$28,219,881
Shares redeemed	(698,023)	(19,736,729)

Net increase (decrease)	311,498	$8,483,152

Year ended December 31, 2014:
Shares sold	2,036,822	$52,750,885
Shares issued to shareholders in reinvestment of dividends and distributions	47,192	1,241,076
Shares redeemed	(687,758)	(17,714,641)

Net increase (decrease)	1,396,256	$36,277,320

M-527

Notes to Financial Statements (Unaudited) (continued)

Conservative Allocation

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	367,448	$4,444,759
Shares redeemed	(157,853)	(1,909,543)

Net increase (decrease)	209,595	$2,535,216

Year ended December 31, 2014:
Shares sold	169,573	$2,102,284
Shares issued to shareholders in reinvestment of dividends and distributions	117,413	1,372,424
Shares redeemed	(164,373)	(2,065,691)

Net increase (decrease)	122,613	$1,409,017

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	8,169,228	$97,541,942
Shares redeemed	(4,905,525)	(58,531,867)

Net increase (decrease)	3,263,703	$39,010,075

Year ended December 31, 2014:
Shares sold	9,286,022	$115,221,072
Shares issued to shareholders in reinvestment of dividends and distributions	6,748,498	78,186,541
Shares redeemed	(7,466,355)	(92,092,507)

Net increase (decrease)	8,568,165	$101,315,106

Convertible

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	223,084	$3,065,347
Shares issued to shareholders in reinvestment of dividends and distributions	239,554	3,245,549
Shares redeemed	(731,033)	(10,014,400)

Net increase (decrease)	(268,395)	$(3,703,504)

Year ended December 31, 2014:
Shares sold	455,435	$6,167,648
Shares issued to shareholders in reinvestment of dividends and distributions	883,402	11,675,608
Shares redeemed	(1,565,585)	(21,209,531)

Net increase (decrease)	(226,748)	$(3,366,275)

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	2,613,577	$35,543,903
Shares issued to shareholders in reinvestment of dividends and distributions	684,299	9,208,572
Shares redeemed	(2,001,407)	(27,210,336)

Net increase (decrease)	1,296,469	$17,542,139

Year ended December 31, 2014:
Shares sold	4,469,654	$60,121,259
Shares issued to shareholders in reinvestment of dividends and distributions	2,372,031	31,129,941
Shares redeemed	(3,830,350)	(51,469,206)

Net increase (decrease)	3,011,335	$39,781,994

Cornerstone Growth

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	67,397	$2,045,251
Shares redeemed	(762,394)	(22,991,954)

Net increase (decrease)	(694,997)	$(20,946,703)

Year ended December 31, 2014:
Shares sold	286,043	$9,418,172
Shares issued to shareholders in reinvestment of dividends and distributions	2,961,200	82,837,440
Shares redeemed	(4,756,139)	(159,857,541)

Net increase (decrease)	(1,508,896)	$(67,601,929)

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	105,279	$3,160,438
Shares redeemed	(196,286)	(5,895,550)

Net increase (decrease)	(91,007)	$(2,735,112)

Year ended December 31, 2014:
Shares sold	228,087	$7,424,140
Shares issued to shareholders in reinvestment of dividends and distributions	465,419	12,947,721
Shares redeemed	(367,307)	(12,040,689)

Net increase (decrease)	326,199	$8,331,172

Cushing Renaissance Advantage

Initial Class	Shares	Amount
Period ended June 30, 2015 (a):
Shares sold	11,282,515	$112,819,055
Shares redeemed	(365,469)	(3,664,471)

Net increase (decrease)	10,917,046	$109,154,584

M-528	MainStay VP Funds Trust

Service Class	Shares	Amount
Period ended June 30, 2015 (a):
Shares sold	286,531	$2,854,835
Shares redeemed	(9,667)	(96,882)

Net increase (decrease)	276,864	$2,757,953

(a) The inception date of the Portfolio was May 1, 2015.

Eagle Small Cap Growth

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	3,786,590	$52,078,619
Shares redeemed	(3,543,445)	(47,156,872)

Net increase (decrease)	243,145	$4,921,747

Year ended December 31, 2014:
Shares sold	6,105,131	$78,406,939
Shares issued to shareholders in reinvestment of dividends and distributions	116,711	1,454,188
Shares redeemed	(13,334,270)	(169,425,496)

Net increase (decrease)	(7,112,428)	$(89,564,369)

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	639,247	$8,800,884
Shares redeemed	(559,553)	(7,720,619)

Net increase (decrease)	79,694	$1,080,265

Year ended December 31, 2014:
Shares sold	1,195,039	$15,260,095
Shares issued to shareholders in reinvestment of dividends and distributions	22,514	278,946
Shares redeemed	(1,082,871)	(13,851,057)

Net increase (decrease)	134,682	$1,687,984

Emerging Markets Equity

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	8,092,763	$66,985,771
Shares redeemed	(1,370,652)	(11,680,881)

Net increase (decrease)	6,722,111	$55,304,890

Year ended December 31, 2014:
Shares sold	9,157,231	$85,632,796
Shares issued to shareholders in reinvestment of dividends and distributions	220,271	1,986,584
Shares redeemed	(3,375,547)	(31,164,841)

Net increase (decrease)	6,001,955	$56,454,539

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	1,260,393	$10,561,475
Shares redeemed	(1,862,020)	(15,711,869)

Net increase (decrease)	(601,627)	$(5,150,394)

Year ended December 31, 2014:
Shares sold	3,339,799	$30,387,383
Shares issued to shareholders in reinvestment of dividends and distributions	221,378	1,993,053
Shares redeemed	(3,035,235)	(28,023,909)

Net increase (decrease)	525,942	$4,356,527

Floating Rate

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	3,561,214	$32,572,855
Shares issued to shareholders in reinvestment of dividends and distributions	465,020	4,251,450
Shares redeemed	(1,409,450)	(12,910,582)

Net increase (decrease)	2,616,784	$23,913,723

Year ended December 31, 2014:
Shares sold	9,143,107	$85,394,380
Shares issued to shareholders in reinvestment of dividends and distributions	1,289,695	12,037,630
Shares redeemed	(10,559,605)	(98,291,961)

Net increase (decrease)	(126,803)	$(859,951)

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	2,611,264	$23,912,304
Shares issued to shareholders in reinvestment of dividends and distributions	1,135,605	10,390,182
Shares redeemed	(5,698,908)	(52,085,585)

Net increase (decrease)	(1,952,039)	$(17,783,099)

Year ended December 31, 2014:
Shares sold	18,109,825	$169,052,070
Shares issued to shareholders in reinvestment of dividends and distributions	2,128,092	19,875,142
Shares redeemed	(8,723,835)	(81,503,015)

Net increase (decrease)	11,514,082	$107,424,197

M-529

Notes to Financial Statements (Unaudited) (continued)

Government

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	119,141	$1,347,899
Shares redeemed	(620,336)	(7,014,952)

Net increase (decrease)	(501,195)	$(5,667,053)

Year ended December 31, 2014:
Shares sold	758,601	$8,600,444
Shares issued to shareholders in reinvestment of dividends and distributions	257,330	2,867,482
Shares redeemed	(1,630,751)	(18,500,135)

Net increase (decrease)	(614,820)	$(7,032,209)

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	767,757	$8,609,366
Shares redeemed	(1,713,180)	(19,208,383)

Net increase (decrease)	(945,423)	$(10,599,017)

Year ended December 31, 2014:
Shares sold	2,049,032	$23,000,858
Shares issued to shareholders in reinvestment of dividends and distributions	525,323	5,811,826
Shares redeemed	(3,648,838)	(40,956,528)

Net increase (decrease)	(1,074,483)	$(12,143,844)

Growth Allocation

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	323,379	$4,039,863
Shares redeemed	(165,320)	(2,071,279)

Net increase (decrease)	158,059	$1,968,584

Year ended December 31, 2014:
Shares sold	461,811	$5,767,111
Shares issued to shareholders in reinvestment of dividends and distributions	299,848	3,532,723
Shares redeemed	(246,105)	(3,051,890)

Net increase (decrease)	515,554	$6,247,944

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	9,141,722	$113,132,739
Shares redeemed	(3,006,241)	(37,323,790)

Net increase (decrease)	6,135,481	$75,808,949

Year ended December 31, 2014:
Shares sold	17,260,131	$212,607,014
Shares issued to shareholders in reinvestment of dividends and distributions	3,014,364	35,326,050
Shares redeemed	(2,822,827)	(35,068,279)

Net increase (decrease)	17,451,668	$212,864,785

High Yield Corporate Bond

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	3,667,919	$36,789,662
Shares redeemed	(7,381,639)	(74,610,048)

Net increase (decrease)	(3,713,720)	$(37,820,386)

Year ended December 31, 2014:
Shares sold	7,601,526	$77,808,495
Shares issued to shareholders in reinvestment of dividends and distributions	3,861,483	38,612,920
Shares redeemed	(14,860,898)	(153,939,236)

Net increase (decrease)	(3,397,889)	$(37,517,821)

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	9,550,330	$95,608,480
Shares redeemed	(12,386,094)	(123,496,164)

Net increase (decrease)	(2,835,764)	$(27,887,684)

Year ended December 31, 2014:
Shares sold	27,397,724	$283,825,197
Shares issued to shareholders in reinvestment of dividends and distributions	12,513,710	123,845,150
Shares redeemed	(20,698,449)	(211,210,894)

Net increase (decrease)	19,212,985	$196,459,453

ICAP Select Equity

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	213,275	$4,123,301
Shares redeemed	(1,430,602)	(27,535,504)

Net increase (decrease)	(1,217,327)	$(23,412,203)

Year ended December 31, 2014:
Shares sold	354,786	$6,326,522
Shares issued to shareholders in reinvestment of dividends and distributions	543,311	9,755,747
Shares redeemed	(2,938,188)	(53,025,593)

Net increase (decrease)	(2,040,091)	$(36,943,324)

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	949,991	$18,105,130
Shares redeemed	(2,342,339)	(44,607,568)

Net increase (decrease)	(1,392,348)	$(26,502,438)

Year ended December 31, 2014:
Shares sold	3,529,434	$62,756,711
Shares issued to shareholders in reinvestment of dividends and distributions	420,035	7,471,955
Shares redeemed	(4,627,547)	(82,688,100)

Net increase (decrease)	(678,078)	$(12,459,434)

M-530	MainStay VP Funds Trust

Income Builder

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	298,155	$5,234,506
Shares issued to shareholders in reinvestment of dividends and distributions	392,354	6,687,499
Shares redeemed	(819,120)	(14,318,358)

Net increase (decrease)	(128,611)	$(2,396,353)

Year ended December 31, 2014:
Shares sold	455,440	$8,217,715
Shares issued to shareholders in reinvestment of dividends and distributions	1,330,877	23,403,322
Shares redeemed	(1,504,170)	(27,033,124)

Net increase (decrease)	282,147	$4,587,913

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	3,326,596	$57,994,198
Shares issued to shareholders in reinvestment of dividends and distributions	529,866	8,970,285
Shares redeemed	(819,234)	(14,233,394)

Net increase (decrease)	3,037,228	$52,731,089

Year ended December 31, 2014:
Shares sold	5,069,777	$90,553,904
Shares issued to shareholders in reinvestment of dividends and distributions	1,382,437	24,118,186
Shares redeemed	(1,118,960)	(19,828,912)

Net increase (decrease)	5,333,254	$94,843,178

International Equity

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	1,353,374	$18,852,399
Shares redeemed	(1,087,676)	(15,156,101)

Net increase (decrease)	265,698	$3,696,298

Year ended December 31, 2014:
Shares sold	4,714,532	$66,424,929
Shares issued to shareholders in reinvestment of dividends and distributions	121,116	1,608,637
Shares redeemed	(3,637,776)	(50,137,377)

Net increase (decrease)	1,197,872	$17,896,189

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	982,198	$13,809,841
Shares redeemed	(1,658,582)	(23,057,810)

Net increase (decrease)	(676,384)	$(9,247,969)

Year ended December 31, 2014:
Shares sold	2,811,044	$38,692,026
Shares issued to shareholders in reinvestment of dividends and distributions	109,854	1,447,483
Shares redeemed	(2,642,534)	(36,358,041)

Net increase (decrease)	278,364	$3,781,468

Janus Balanced

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	339,674	$4,526,728
Shares redeemed	(2,230,444)	(29,748,906)

Net increase (decrease)	(1,890,770)	$(25,222,178)

Year ended December 31, 2014:
Shares sold	778,469	$9,989,366
Shares issued to shareholders in reinvestment of dividends and distributions	1,192,007	15,155,039
Shares redeemed	(5,115,360)	(65,552,893)

Net increase (decrease)	(3,144,884)	$(40,408,488)

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	2,219,811	$29,475,485
Shares redeemed	(1,803,239)	(23,957,991)

Net increase (decrease)	416,572	$5,517,494

Year ended December 31, 2014:
Shares sold	4,268,545	$54,587,461
Shares issued to shareholders in reinvestment of dividends and distributions	1,292,916	16,388,029
Shares redeemed	(3,283,447)	(42,002,783)

Net increase (decrease)	2,278,014	$28,972,707

Large Cap Growth

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	1,494,481	$34,646,663
Shares redeemed	(3,134,288)	(73,120,763)

Net increase (decrease)	(1,639,807)	$(38,474,100)

Year ended December 31, 2014:
Shares sold	3,996,008	$90,325,133
Shares issued to shareholders in reinvestment of dividends and distributions	2,328,501	49,562,117
Shares redeemed	(6,838,631)	(155,517,515)

Net increase (decrease)	(514,122)	$(15,630,265)

M-531

Notes to Financial Statements (Unaudited) (continued)

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	1,482,545	$33,640,776
Shares redeemed	(903,955)	(20,428,915)

Net increase (decrease)	578,590	$13,211,861

Year ended December 31, 2014:
Shares sold	2,478,747	$55,268,367
Shares issued to shareholders in reinvestment of dividends and distributions	1,923,218	39,956,998
Shares redeemed	(1,862,684)	(41,423,080)

Net increase (decrease)	2,539,281	$53,802,285

Marketfield

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	589,513	$5,773,717
Shares redeemed	(4,445,314)	(43,627,128)

Net increase (decrease)	(3,855,801)	$(37,853,411)

Year ended December 31, 2014:
Shares sold	2,356,980	$24,611,329
Shares redeemed	(105,355)	(1,076,978)

Net increase (decrease)	2,251,625	$23,534,351

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	3,248,488	$31,779,307
Shares redeemed	(2,990,592)	(29,193,719)

Net increase (decrease)	257,896	$2,585,588

Year ended December 31, 2014:
Shares sold	20,087,246	$215,303,060
Shares redeemed	(7,617,823)	(77,731,440)

Net increase (decrease)	12,469,423	$137,571,620

MFS® Utilities

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	280,653	$3,809,493
Shares redeemed	(229,066)	(3,114,414)

Net increase (decrease)	51,587	$695,079

Year ended December 31, 2014:
Shares sold	705,325	$9,632,448
Shares issued to shareholders in reinvestment of dividends and distributions	357,054	4,747,945
Shares redeemed	(471,659)	(6,357,240)

Net increase (decrease)	590,720	$8,023,153

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	5,877,452	$79,164,007
Shares redeemed	(5,250,859)	(70,955,502)

Net increase (decrease)	626,593	$8,208,505

Year ended December 31, 2014:
Shares sold	16,758,548	$229,232,794
Shares issued to shareholders in reinvestment of dividends and distributions	5,686,229	75,350,512
Shares redeemed	(7,739,926)	(104,812,901)

Net increase (decrease)	14,704,851	$199,770,405

Mid Cap Core

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	3,972,155	$64,800,268
Shares redeemed	(1,091,581)	(17,714,900)

Net increase (decrease)	2,880,574	$47,085,368

Year ended December 31, 2014:
Shares sold	4,384,929	$74,310,723
Shares issued to shareholders in reinvestment of dividends and distributions	4,369,465	64,819,080
Shares redeemed	(5,520,891)	(88,722,372)

Net increase (decrease)	3,233,503	$50,407,431

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	1,479,189	$23,756,585
Shares redeemed	(2,273,277)	(36,562,333)

Net increase (decrease)	(794,088)	$(12,805,748)

Year ended December 31, 2014:
Shares sold	3,896,022	$63,528,618
Shares issued to shareholders in reinvestment of dividends and distributions	4,455,807	65,382,038
Shares redeemed	(3,912,988)	(63,521,758)

Net increase (decrease)	4,438,841	$65,388,898

Moderate Allocation

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	200,289	$2,460,654
Shares redeemed	(142,635)	(1,761,844)

Net increase (decrease)	57,654	$698,810

Year ended December 31, 2014:
Shares sold	435,165	$5,487,267
Shares issued to shareholders in reinvestment of dividends and distributions	306,456	3,620,513
Shares redeemed	(278,885)	(3,468,015)

Net increase (decrease)	462,736	$5,639,765

M-532	MainStay VP Funds Trust

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	4,644,298	$56,724,268
Shares redeemed	(4,564,238)	(55,602,396)

Net increase (decrease)	80,060	$1,121,872

Year ended December 31, 2014:
Shares sold	9,854,420	$123,064,872
Shares issued to shareholders in reinvestment of dividends and distributions	8,225,687	96,581,382
Shares redeemed	(6,961,892)	(87,574,342)

Net increase (decrease)	11,118,215	$132,071,912

Moderate Growth Allocation

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	289,078	$3,790,444
Shares redeemed	(169,094)	(2,212,853)

Net increase (decrease)	119,984	$1,577,591

Year ended December 31, 2014:
Shares sold	759,104	$10,055,783
Shares issued to shareholders in reinvestment of dividends and distributions	436,209	5,442,650
Shares redeemed	(329,069)	(4,394,601)

Net increase (decrease)	866,244	$11,103,832

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	7,197,041	$93,572,994
Shares redeemed	(4,104,255)	(53,531,031)

Net increase (decrease)	3,092,786	$40,041,963

Year ended December 31, 2014:
Shares sold	18,021,324	$238,582,380
Shares issued to shareholders in reinvestment of dividends and distributions	12,141,543	150,475,806
Shares redeemed	(6,199,437)	(82,043,517)

Net increase (decrease)	23,963,430	$307,014,669

PIMCO Real Return

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	7,472,702	$66,494,574
Shares redeemed	(147,732)	(1,311,163)

Net increase (decrease)	7,324,970	$65,183,411

Year ended December 31, 2014:
Shares sold	166,487	$1,587,133
Shares issued to shareholders in reinvestment of dividends and distributions	107,367	947,523
Shares redeemed	(210,968)	(2,032,860)

Net increase (decrease)	62,886	$501,796

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	1,008,595	$8,891,242
Shares redeemed	(3,010,405)	(26,501,708)

Net increase (decrease)	(2,001,810)	$(17,610,466)

Year ended December 31, 2014:
Shares sold	3,174,672	$30,456,035
Shares issued to shareholders in reinvestment of dividends and distributions	3,824,366	33,704,540
Shares redeemed	(6,725,725)	(64,190,818)

Net increase (decrease)	273,313	$(30,243)

S&P 500 Index

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	3,646,872	$152,633,600
Shares redeemed	(3,418,280)	(145,084,526)

Net increase (decrease)	228,592	$7,549,074

Year ended December 31, 2014:
Shares sold	10,038,994	$387,998,562
Shares issued to shareholders in reinvestment of dividends and distributions	348,459	13,922,963
Shares redeemed	(11,885,690)	(481,163,665)

Net increase (decrease)	(1,498,237)	$(79,242,140)

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	1,432,604	$60,634,019
Shares redeemed	(718,061)	(30,614,382)

Net increase (decrease)	714,543	$30,019,637

Year ended December 31, 2014:
Shares sold	2,189,092	$86,256,333
Shares issued to shareholders in reinvestment of dividends and distributions	123,439	4,912,607
Shares redeemed	(1,373,936)	(53,668,074)

Net increase (decrease)	938,595	$37,500,866

T. Rowe Price Equity Income

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	2,213,293	$30,804,605
Shares redeemed	(4,074,483)	(55,905,770)

Net increase (decrease)	(1,861,190)	$(25,101,165)

Year ended December 31, 2014:
Shares sold	9,036,670	$125,478,257
Shares issued to shareholders in reinvestment of dividends and distributions	2,291,187	30,649,353
Shares redeemed	(5,399,397)	(75,523,278)

Net increase (decrease)	5,928,460	$80,604,332

M-533

Notes to Financial Statements (Unaudited) (continued)

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	1,073,523	$14,839,681
Shares redeemed	(1,656,669)	(22,963,299)

Net increase (decrease)	(583,146)	$(8,123,618)

Year ended December 31, 2014:
Shares sold	2,423,538	$33,729,528
Shares issued to shareholders in reinvestment of dividends and distributions	1,463,303	19,520,198
Shares redeemed	(3,404,893)	(47,287,763)

Net increase (decrease)	481,948	$5,961,963

U.S. Small Cap

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	2,187,971	$30,031,024
Shares redeemed	(1,364,028)	(18,228,683)

Net increase (decrease)	823,943	$11,802,341

Year ended December 31, 2014:
Shares sold	3,917,579	$52,423,396
Shares issued to shareholders in reinvestment of dividends and distributions	1,075,301	13,409,676
Shares redeemed	(6,759,923)	(92,399,161)

Net increase (decrease)	(1,767,043)	$(26,566,089)

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	929,479	$12,380,820
Shares redeemed	(1,143,542)	(15,203,029)

Net increase (decrease)	(214,063)	$(2,822,209)

Year ended December 31, 2014:
Shares sold	2,332,956	$30,963,143
Shares issued to shareholders in reinvestment of dividends and distributions	1,233,424	14,936,263
Shares redeemed	(2,756,701)	(36,353,890)

Net increase (decrease)	809,679	$9,545,516

Unconstrained Bond

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	1,205,301	$12,313,384
Shares issued to shareholders in reinvestment of dividends and distributions	293,284	2,962,005
Shares redeemed	(368,648)	(3,751,943)

Net increase (decrease)	1,129,937	$11,523,446

Year ended December 31, 2014:
Shares sold	7,350,921	$76,745,345
Shares issued to shareholders in reinvestment of dividends and distributions	536,926	5,552,877
Shares redeemed	(1,672,357)	(17,465,367)

Net increase (decrease)	6,215,490	$64,832,855

Service Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	11,915,541	$121,199,147
Shares issued to shareholders in reinvestment of dividends and distributions	1,024,713	10,319,825
Shares redeemed	(1,662,231)	(16,895,153)

Net increase (decrease)	11,278,023	$114,623,819

Year ended December 31, 2014:
Shares sold	27,886,295	$289,735,549
Shares issued to shareholders in reinvestment of dividends and distributions	1,617,008	16,673,474
Shares redeemed	(1,947,527)	(20,218,975)

Net increase (decrease)	27,555,776	$286,190,048

Van Eck Global Hard Assets

Initial Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	5,301,455	$43,330,442
Shares redeemed	(4,288,603)	(35,577,324)

Net increase (decrease)	1,012,852	$7,753,118

Year ended December 31, 2014:
Shares sold	6,537,767	$63,247,391
Shares issued to shareholders in reinvestment of dividends and distributions	235,898	2,294,311
Shares redeemed	(8,272,144)	(83,415,909)

Net increase (decrease)	(1,498,479)	$(17,874,207)

Note 10–Litigation

The Common Stock, Mid Cap Core, and S&P 500 Index Portfolios have been named as defendants in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of their ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which

M-534	MainStay VP Funds Trust

Tribune converted to a privately-held company. In its complaint, which was served on the Portfolios in October 2012, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolios, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolios is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions,entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the MainStay VP Funds Trust as a defendant.

The FitzSimons action and the Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held oral argument on appeal. A decision has not yet been made.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Portfolios in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
Common Stock	$1,300,602	$1,174,184
Mid Cap Core	$808,180	$790,269
S&P 500 Index	$682,856	$527,309

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolios net asset values.

Note 11–Money Market Fund Regulatory Matters

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act that currently govern the operations of the Cash Management Portfolio. The majority of these amendments, except for certain disclosure enhancements, will not take effect until October 2016. A significant change resulting from these amendments is a requirement that institutional (i.e., not retail as defined in the amendments) prime, including institutional municipal money market funds, transact fund shares based on a market-based NAV, although other types of money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among other requirements, the amendments also will permit a money market fund or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, management is evaluating the implications of these amendments and their impact on the Portfolio, including potential effects on the Portfolio’s operations and returns.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolios as of and for the six-month period ended June 30, 2015, events and transactions subsequent to June 30, 2015, through the date the financial statements were issued have been evaluated by the Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

M-535

Board Consideration and Approval of Management Agreement

and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, review and approve the fund’s investment advisory agreements. At its March 24-26, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay VP Cushing Renaissance Advantage Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Cushing Asset Management, LP (“Cushing”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cushing specifically in connection with the contract review process that took place in advance of the March 2015 meeting, which included responses from New York Life Investments and Cushing to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). The Board also considered information provided by New York Life Investments and Cushing on the fees charged to other investment advisory clients (including institutional separate accounts) that follow the investment strategies similar to those proposed for the Portfolio, and the rationale for any differences in the Portfolio’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. The Board also considered relevant information previously provided to the Board in connection with its review of the investment advisory agreements for other MainStay Funds.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope, and quality of the services to be provided to the Portfolio by New York Life Investments and Cushing; (ii) the qualifications of the proposed portfolio managers for the Portfolio and the historical investment performance of products previously managed by such portfolio managers with similar investment strategies to the Portfolio, including the MainStay Cushing Renaissance Advantage Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and its affiliates and Cushing from their relationships with the Portfolio; (iv) the extent to which economies of scale may be realized as the Portfolio grows, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of the Portfolio’s proposed management and subadvisory fees and overall total expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cushing.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a consideration of all the information provided to the Board, including information provided to the Board specifically in connection with the contract review process. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, will have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cushing

The Board examined the nature, scope and quality of the services that New York Life Investments proposed to provide to the Portfolio. The Board evaluated New York Life Investments’ experience in serving as manager of other mutual funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisers. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments will supply to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

M-536	MainStay VP Funds Trust

The Board also examined the nature, scope and quality of the advisory services that Cushing proposed to provide to the Portfolio. The Board evaluated Cushing’s experience in managing other portfolios, including those with similar investment strategies to the Portfolio, such as the MainStay Cushing Renaissance Advantage Fund. It examined Cushing’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cushing, and Cushing’s overall legal and compliance environment. The Board also reviewed Cushing’s willingness to invest in personnel and infrastructure that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s proposed portfolio managers, including with respect to other products with similar investment strategies to the Portfolio, such as the MainStay Cushing Renaissance Advantage Fund, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio likely would benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cushing’s experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Agreements, the Board noted that the Portfolio had no investment performance track record since the Portfolio had not yet been offered to investors. The Board discussed with management and the Portfolio’s proposed portfolio management team, the Portfolio’s investment process, strategies and risks. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Portfolio, including the MainStay Cushing Renaissance Advantage Fund. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by Cushing.

Costs of the Services to Be Provided, and Profits to Be Realized, by New York Life Investments and Cushing

The Board considered the anticipated costs of the services to be provided by New York Life Investments and Cushing under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates and Cushing due to their relationships with the Portfolio. Because Cushing’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are to be paid by New York Life Investments, not the Portfolio, the Board principally considered the profits to be realized by New York Life Investments and its affiliates with respect to the Portfolio.

In evaluating the anticipated costs and profits of New York Life Investments and its affiliates and Cushing due to their relationships with the Portfolio, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments will be responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Cushing must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cushing to continue to provide high-quality services to the Portfolio. The Board also noted that the Portfolio will benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. The Board also discussed the results of a review of New York Life Investments’ profitability methodology conducted by Bobroff Consulting, Inc., an independent third-party consultant. The Board noted that the consultant had analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Portfolio was reasonable in all material respects.

In considering the anticipated costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Cushing due to their relationships with the Portfolio. The Board also requested and received information from New York Life Investments and Cushing concerning other business relationships between Cushing and its affiliates and New York Life Investments and its affiliates.

M-537

Board Consideration and Approval of Management Agreement

and Subadvisory Agreement (Unaudited) (continued)

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates would also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements. With respect to Cushing, the Board concluded that any profits to be realized by Cushing due to its relationship with the Portfolio will be the result of arm’s-length negotiations between New York Life Investments and Cushing, and will be based on fees paid to Cushing by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s proposed expense structure will permit economies of scale to be shared with Portfolio investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other MainStay Funds. The Board also reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agree-

ments, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements in relation to the scope of services to be provided and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Portfolio to New York Life Investments, since the fees to be paid to Cushing will be paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cushing on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolio, including the MainStay Cushing Renaissance Advantage Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and anticipated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

M-538	MainStay VP Funds Trust

Proxy Voting Policies and Procedures

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios’ securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. In addition, the Cash Management Portfolio is required to file its complete schedule of portfolio holdings every month on Form N-MFP and also makes available its complete schedule of portfolio holdings on its website at www.nylinvestments.com, five days after each month-end. The Portfolios’ Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. Form N-MFP is made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP is provided on the Portfolios’ website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP ICAP Select Equity Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP U.S. Small Cap Portfolio

MainStay VP Van Eck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP Cash Management Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Marketfield Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cornerstone Capital Management Holdings LLC*

New York, New York

Cornerstone Capital Management LLC*

Bloomington, Minnesota

Cushing Asset Management

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Marketfield Asset Management LLC

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Parsippany, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Legal Counsel

Dechert LLP

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

mainstayinvestments.com

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

© 2015 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured.	No Bank Guarantee.	May Lose Value.

1658494	MSVP10-08/15

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this

Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	September 4, 2015

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	September 4, 2015

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.